UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05962

Name of Registrant:	Vanguard Variable Insurance Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2019—December 31, 2019

Item 1: Reports to Shareholders

Annual Report | December 31, 2019

Vanguard Variable Insurance Fund

Balanced Portfolio

Capital Growth Portfolio

Conservative Allocation Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio

Global Bond Index Portfolio

with underlying Total Bond Market Index Portfolio

Growth Portfolio

High Yield Bond Portfolio

International Portfolio

Mid-Cap Index Portfolio

Moderate Allocation Portfolio

Money Market Portfolio

Real Estate Index Portfolio

Short-Term Investment-Grade Portfolio

Small Company Growth Portfolio

Total Bond Market Index Portfolio

Total International Stock Market Index Portfolio

Total Stock Market Index Portfolio
with underlying Equity Index Portfolio

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

CEO’s Perspective	1
Balanced Portfolio	2
Capital Growth Portfolio	31
Conservative Allocation Portfolio	45
Diversified Value Portfolio	57
Equity Income Portfolio	73
Equity Index Portfolio	89
Global Bond Index Portfolio (with underlying Total Bond Market Index Portfolio)	104
Growth Portfolio	183
High Yield Bond Portfolio	198
International Portfolio	219
Mid-Cap Index Portfolio	236
Moderate Allocation Portfolio	251
Money Market Portfolio	263
Real Estate Index Portfolio	275
Short-Term Investment-Grade Portfolio	290
Small Company Growth Portfolio	334
Total Bond Market Index Portfolio	350
Total International Stock Market Index Portfolio	418
Total Stock Market Index Portfolio (with underlying Equity Index Portfolio)	430

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Planholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they may reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

January 23, 2020

Balanced Portfolio

Your Portfolio’s Performance at a Glance

•   The Balanced Portfolio of Vanguard Variable Insurance Fund returned 22.48% for the 12 months ended December 31, 2019, trailing the 24.40% return of its composite benchmark. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

•   Stocks and bonds recorded their best results in years. Stocks benefited from three reductions of the Federal Reserve’s target for short-term interest rates during the year. And safer assets including bonds attracted investors as U.S.-China trade tensions fueled global economic growth concerns.

•   Growth stocks outperformed their value counterparts, while large- and mid-capitalization stocks surpassed small-caps.

•   The portfolio’s returns were positive in all 11 equity sectors. The advisor’s holdings in industrials and consumer discretionary contributed most to relative performance. Information technology and communication services were the biggest net detractors.

•   The fixed income portfolio benefited from strong selection in investment-grade corporate bonds and modestly from duration and yield curve positioning.

•   Over the decade ended December 31, 2019, the portfolio’s average annual return trailed that of its benchmark.

Market Barometer
	Average Annual Total Returns
	Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Balanced Portfolio

Advisor’s Report

The Balanced Portfolio returned 22.48% for the 12 months ended December 31, 2019, below the 24.40% return of its blended benchmark (a mix of 65% large-capitalization stocks and 35% high-quality corporate bonds). The stock portion of the portfolio underperformed its benchmark, the Standard & Poor’s 500 Index, while the bond portion outperformed its benchmark, the Bloomberg Barclays U.S. Credit A or Better Bond Index.

The investment environment

Stock markets in the United States and abroad posted positive results for the year. The S&P 500 Index returned 31.49%, the MSCI World Index 28.40%, and the MSCI EAFE Index 22.01%.

The market rallied sharply at the start of 2019 because of supportive rhetoric from the Federal Reserve, the perception of easing tensions between the U.S. and China, and solid corporate earnings. As the year progressed, corporate earnings remained resilient but not robust, and geopolitical tensions again spiked. Ultimately, the combination of stabilizing economic data, accommodative central banks, and continued optimism toward an eventual U.S.-China trade deal proved favorable for equities.

The Fed pursued what could be termed a pro-market policy path, cutting interest rates 75 basis points over the year. (A basis point is one-hundredth of a percentage point.) Although geopolitical tensions ebbed and flowed, President Trump seemed to give the market sufficient hope that a trade deal with China could ultimately be consummated.

Corporate earnings for the 12 months were decent, if not spectacular. Earnings growth for the S&P 500 slowed significantly, but stocks and earnings over the past three years have largely moved in lockstep.

In the United States, large-capitalization growth stocks significantly outperformed large-cap value stocks, as measured by the Russell 1000 Growth Index (36.39%) and the Russell 1000 Value Index (26.54%).

This served as a slight headwind to the portfolio, which historically has had a value tilt.

The broad fixed income market generated largely positive returns, driven by a decline in sovereign yields in most markets, particularly in the first three quarters of the year. Corporate bond spreads tightened because of optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies. Inflation showed no meaningful acceleration even as wage growth edged higher.

The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72%. The higher-quality credit market performed even better, as the Bloomberg Barclays U.S. Credit A or Better Bond Index returned 11.53%. The yield on the 10-year U.S. Treasury note declined 76 basis points, ending 2019 at 1.92%.

Our successes

In the stock portion of the portfolio, although security selection was a slight detractor to overall performance, selection was best in industrials, consumer discretionary, energy, and financials. Our holdings in Bank of America, JPMorgan Chase, American Tower, and Hilton Worldwide were strong contributors.

Relative performance was also boosted by not holding some securities. These included Berkshire Hathaway, Amazon. com, Johnson & Johnson, and Boeing.

In the fixed income market, spread sectors rallied at the beginning of 2019, reversing the widening that occurred at the end of 2018. Security selection in investment-grade corporates, particularly consumer noncyclicals and the communications subsector of industrials, drove the portfolio’s relative outperformance. Selection in financials and utilities also helped. In noncorporate credit, underweights to supranationals and local agency bonds as well as selection in local agency and taxable municipals contributed.

Duration/yield curve positioning modestly lifted overall performance. But short duration/yield curve flattening strategies, particularly in the early part of the year, detracted, partially offsetting the positive impact of a longer duration positioning later. Duration is a measure of the sensitivity of fixed income securities to changes in yields.

Our shortfalls

In the stock portion of the portfolio, sector allocation detracted most from relative performance. Our underweighted position in information technology was a significant headwind, as was our overweight to energy.

Security selection in communication services, information technology, and materials also hurt. Notable detractors included Verizon Communications, Simon Property Group, Pfizer, and Exelon. Stocks we did not hold or held underweighted positions in that reduced relative performance included Apple, Facebook, and Mastercard.

In fixed income, the portfolio’s under-weighted positioning in credit spread duration versus the all-credit benchmark lagged most as spreads tightened during the year. An underweight to financials (banking) and an overweight to utilities (electric) also hurt. An out-of-benchmark allocation to agency mortgage-backed securities--pass-throughs and collateralized mortgage obligations–detracted further.

Portfolio positioning

Our intermediate-term outlook for equity markets is balanced. On the encouraging side, economic growth is modestly positive in most regions, central banks have largely adopted an accommodative posture to setting monetary policy, and President Trump has sustained a pro-market orientation with respect to trade negotiations and fiscal policy. On the cautious side, we are ten years into an economic cycle and growth remains subdued, geopolitical relations delicate, and equity valuations near all-time highs.

Balanced Portfolio

In the stock portion of the portfolio, we are enthusiastic about the prospects for many individual businesses, such as JPMorgan Chase and Bank of America. These two, in particular, are extending their competitive advantage through investments in technology. Additionally, large pharmaceutical companies including Pfizer, Novartis, and AstraZeneca are reinvigorating their growth pipelines.

Global consumer staples such as Nestle and Diageo are using sharpened strategies to deliver growth. Consumer companies including Hilton Worldwide, Home Depot, Lowe’s, and TJX are reinvesting their scale advantages to enhance consumer value. Technology firms such as Microsoft and Alphabet are providing compelling innovation in attractive end-markets and driving scale benefits from their customers, employees, and shareholders.

Over the course of the year, we initiated new positions in American Express, Raytheon, and Boston Properties. We believe these companies are superb fits for our philosophy and process and we are optimistic about their future. We eliminated holdings in United Parcel Service, Citigroup, and Halliburton as we believe that challenging industry dynamics will make it difficult for these businesses to compound value at an attractive rate.

The portfolio is overweighted in financials because we believe large U.S. banks present a particularly compelling combination of quality and value. It is underweighted in information technology because we are concerned about the sustainability of very high growth rates and lofty equity valuations.

We remain committed to our investment philosophy and process of constructing a portfolio of resilient businesses at reasonable valuations run by strong management teams likely to make value-enhancing decisions. Our goal is to deliver a superior rate of economic growth (earnings plus dividends) over the long term and protect on the downside during difficult markets and economies.

In fixed income, we believe credit valuations are modestly rich because of risks involving geopolitics, trade tensions, and elections. However, global central banks should continue to support asset valuations. We expect global inflation to remain benign, making it unlikely that we will see a sustained move higher in global rates in 2020. We have positioned the fixed income portion of the portfolio with a slight duration overweight relative to the benchmark.

We are increasingly cautious about the business cycle and believe that credit fundamentals have deteriorated in part because of slowing earnings growth. Credit remains the portfolio’s main investment focus, and we continue to look for opportunities in the sector. We are positioned with an underweight to corporate credit relative to the all-credit benchmark and a bias toward more defensive sectors such as utilities and communication services.

We believe that taxable municipals remain fairly valued and a high-quality diversifier relative to our corporate bond risk. We retain a core overweighted position to the sector but have modestly reduced it recently, particularly for not-for-profit hospitals, because of secular headwinds and tight valuations.

The portfolio maintains an out-of-benchmark allocation to Treasury bills. We have increased our out-of-benchmark mortgage allocation and favor low- to mid-coupon agency pass-throughs and collateralized mortgage obligations for their favorable prepayment profile.

We own a modest out-of-benchmark allocation to prime, non-agency mortgage-backed securities. We also hold out-of-benchmark allocations to the securitized sectors, such as asset-backed securities, collateralized loan obligations, and commercial mortgage-backed securities, that offer attractive value and diversification relative to corporates. We are focused on acquiring high-quality issuance and senior portions of the capital structure.

Consistent with our practices, we always endeavor to hold adequate liquidity in the fixed income portion of the portfolio, most notably by owning government bonds and agency mortgage-backed securities. This liquidity should provide some downside protection for shareholders if the economic cycle or the equity portfolio takes an unfavorable turn.

We remain disciplined in the application of our investment process, allowing us to create a balanced portfolio that we believe should perform well in a variety of environments. We focus on long-term, low-turnover investing—features that have served the portfolio’s shareholders well over time.

Portfolio Managers:

Edward P. Bousa, CFA,

Senior Managing Director and

Equity Portfolio Manager

Daniel J. Pozen

Senior Managing Director and

Equity Portfolio Manager

Michael E. Stack, CFA,

Senior Managing Director and

Fixed Income Portfolio Manager

Loren L. Moran, CFA,

Senior Managing Director and

Fixed Income Portfolio Manager

Wellington Management Company LLP

January 14, 2020

Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,085.76	$1.10
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.15	1.07

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.21%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2009–December 31, 2019 Initial

Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Balanced Portfolio	22.48%	8.56%	9.91%	$25,733
S&P 500 Index	31.49	11.70	13.56	35,666
Composite Stock/Bond Index	24.40	9.09	10.62	27,428
Dow Jones U.S. Total Stock Market Float Adjusted Index	30.90	11.18	13.43	35,251

Composite Stock/Bond Index: Weighted 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index.

See Financial Highlights for dividend and capital gains information.

Balanced Portfolio

Sector Diversification

As of December 31, 2019

Equity Exposure

Communication Services	10.0%
Consumer Discretionary	5.3
Consumer Staples	7.4
Energy	6.7
Financials	22.7
Health Care	16.2
Industrials	9.5
Information Technology	13.9
Materials	1.2
Real Estate	2.6
Utilities	4.5

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Fixed Income Exposure

Asset-Backed	4.8%
Finance	24.7
Foreign	4.1
Government Mortgage-Backed	8.2
Industrial	30.9
Treasury	13.8
Utilities	8.4
Other	5.1

The table reflects the portfolio’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Balanced Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (65.4%)
Communication Services (6.6%)
Verizon Communications Inc.	1,303,788	80,053
* Alphabet Inc. Class A	53,232	71,298
Comcast Corp. Class A	1,137,493	51,153
AT&T Inc.	294,452	11,507
		214,011
Consumer Discretionary (3.4%)
Home Depot Inc.	122,973	26,855
Lowe’s Cos. Inc.	193,594	23,185
TJX Cos. Inc.	330,934	20,207
Hilton Worldwide Holdings Inc.	181,998	20,185
McDonald’s Corp.	85,336	16,863
Ross Stores Inc.	45,465	5,293
		112,588
Consumer Staples (4.8%)
Nestle SA	295,228	31,963
PepsiCo Inc.	188,116	25,710
Coca-Cola Co.	448,365	24,817
Sysco Corp.	272,758	23,332
Walmart Inc.	186,283	22,138
Diageo plc	460,154	19,389
Unilever NV	175,236	10,057
		157,406
Energy (4.4%)
Chevron Corp.	418,565	50,441
TOTAL SA	498,338	27,653
ConocoPhillips	312,942	20,351
Suncor Energy Inc.	588,518	19,289
Exxon Mobil Corp.	159,283	11,115
BP plc	1,435,658	9,031
Hess Corp.	75,089	5,017
		142,897
Financials (14.9%)
JPMorgan Chase & Co.	608,572	84,835
Bank of America Corp.	2,346,016	82,627
Chubb Ltd.	265,934	41,395
Prudential Financial Inc.	399,275	37,428
American Express Co.	204,233	25,425
PNC Financial Services Group Inc.	137,040	21,876
Northern Trust Corp.	201,607	21,419
American International Group Inc.	415,596	21,332
Intercontinental Exchange Inc.	218,861	20,256
Progressive Corp.	272,331	19,714
BlackRock Inc.	38,607	19,408
Mitsubishi UFJ Financial Group Inc.	2,891,510	15,632
Bank of Nova Scotia	261,909	14,795
Hartford Financial Services Group Inc.	186,106	11,310
Marsh & McLennan Cos.Inc.	95,276	10,615
Charles Schwab Corp.	204,970	9,748
Tokio Marine Holdings Inc.	135,665	7,596
ING Groep NV	517,786	6,225
BNP Paribas SA	91,845	5,459
UBS Group AG	350,957	4,415
Prudential plc	186,082	3,565
		485,075
Health Care (10.6%)
Pfizer Inc.	1,213,471	47,544
AstraZeneca plc ADR	834,171	41,592
UnitedHealth Group Inc.	119,218	35,048
Medtronic plc	307,627	34,900
Merck & Co. Inc.	338,198	30,759
Novartis AG	308,797	29,240
Eli Lilly & Co.	221,262	29,081
CVS Health Corp.	334,459	24,847
Bristol-Myers Squibb Co.	350,653	22,508
Koninklijke Philips NV	352,247	17,219
Abbott Laboratories	186,541	16,203
HCA Healthcare Inc.	92,481	13,670
Becton Dickinson and Co.	16,051	4,365
		346,976
Industrials (6.2%)
United Technologies Corp.	200,832	30,077
Union Pacific Corp.	163,546	29,567
Deere & Co.	162,251	28,112
Lockheed Martin Corp.	62,927	24,502
Vinci SA	150,742	16,789
Schneider Electric SE	162,824	16,729
General Dynamics Corp.	91,047	16,056
Raytheon Co.	72,108	15,845
Johnson Controls International plc	321,084	13,071
CSX Corp.	103,239	7,470
Eaton Corp. plc	47,031	4,455
		202,673
Information Technology (9.1%)
Microsoft Corp.	732,676	115,543
Apple Inc.	162,022	47,578
Intel Corp.	669,571	40,074
Cisco Systems Inc.	628,530	30,144
Texas Instruments Inc.	142,936	18,337
Accenture plc Class A	68,489	14,422
Samsung Electronics Co.Ltd. GDR	9,633	11,528
HP Inc.	368,146	7,565
Taiwan Semiconductor Manufacturing Co. Ltd.ADR	114,254	6,638
International Business Machines Corp.	37,796	5,066
		296,895
Materials (0.8%)
International Paper Co.	388,896	17,909
PPG Industries Inc.	56,890	7,594
		25,503
Real Estate (1.7%)
American Tower Corp.	100,026	22,988
Simon Property Group Inc.	125,970	18,765
Boston Properties Inc.	94,960	13,091
		54,844
Utilities (2.9%)
Dominion Energy Inc.	383,799	31,786
NextEra Energy Inc.	111,577	27,020
Exelon Corp.	526,359	23,997
* Iberdrola SA	1,241,308	12,792
		95,595
Total Common Stocks (Cost $1,514,146)		2,134,463

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.3%)
U.S. Government Securities (4.6%)
	United States Treasury Note/Bond	1.500%	8/31/21	4,500	4,492
	United States Treasury Note/Bond	2.875%	11/15/21	4,100	4,196
	United States Treasury Note/Bond	2.500%	3/31/23	18,815	19,327
	United States Treasury Note/Bond	2.625%	6/30/23	6,650	6,871
1	United States Treasury Note/Bond	2.875%	10/31/23	5,600	5,849
	United States Treasury Note/Bond	2.625%	12/31/23	6,400	6,635
	United States Treasury Note/Bond	1.750%	6/30/24	12,675	12,707
	United States Treasury Note/Bond	1.500%	10/31/24	4,100	4,064
	United States Treasury Note/Bond	3.125%	11/15/28	570	627
	United States Treasury Note/Bond	2.625%	2/15/29	5,695	6,035
	United States Treasury Note/Bond	2.375%	5/15/29	18,515	19,244
	United States Treasury Note/Bond	1.625%	8/15/29	11,730	11,426
	United States Treasury Note/Bond	1.750%	11/15/29	4,300	4,235
	United States Treasury Note/Bond	2.875%	5/15/43	6,088	6,635
	United States Treasury Note/Bond	3.375%	5/15/44	2,935	3,475
	United States Treasury Note/Bond	3.125%	8/15/44	1,740	1,980
	United States Treasury Note/Bond	2.500%	2/15/45	2,060	2,103
	United States Treasury Note/Bond	2.250%	8/15/46	3,068	2,982
	United States Treasury Note/Bond	2.750%	8/15/47	2,390	2,563
	United States Treasury Note/Bond	3.000%	8/15/48	545	614
	United States Treasury Note/Bond	2.875%	5/15/49	8,100	8,932
	United States Treasury Note/Bond	2.250%	8/15/49	8,780	8,521
	United States Treasury Strip Principal	0.000%	5/15/47	4,910	2,527
	United States Treasury Strip Principal	0.000%	8/15/47	6,835	3,491
					149,531
Conventional Mortgage-Backed Securities (2.1%)
2,3	Fannie Mae Pool	2.500%	4/1/37–12/1/49	4,762	4,731
2,3	Fannie Mae Pool	2.780%	6/1/26	1,025	1,061
2,3	Fannie Mae Pool	3.000%	11/1/49	7,038	7,141
2,3	Fannie Mae Pool	3.070%	2/1/25	500	522
2,3	Fannie Mae Pool	3.500%	12/1/47–1/1/58	17,781	18,369
2,3	Fannie Mae Pool	4.000%	8/1/48–12/1/49	3,605	3,765
2,3	Freddie Mac Gold Pool	4.000%	9/1/41–12/1/48	1,475	1,537
2	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	68	76
2	Ginnie Mae I Pool	8.000%	9/15/30	45	53
2,3,4	UMBS Pool	2.500%	11/1/49–1/1/50	18,884	18,735
2,3,4	UMBS Pool	3.000%	7/1/49–1/1/50	8,862	8,993
2,3	UMBS Pool	4.000%	12/1/49	4,753	4,977
2,3,4	UMBS TBA	3.500%	1/1/50	400	411
					70,371
Nonconventional Mortgage-Backed Securities (0.6%)
2,3	Fannie Mae REMICS	1.500%	8/25/41–6/25/42	766	744
2,3	Fannie Mae REMICS	1.700%	6/25/43	157	155
2,3	Fannie Mae REMICS	2.000%	6/25/44	180	179
2,3	Fannie Mae REMICS	3.000%	3/25/53–9/25/57	3,079	3,140
2,3	Fannie Mae REMICS	3.500%	4/25/31–6/25/59	10,422	10,870
2,3	Fannie Mae REMICS	4.000%	9/25/29–7/25/53	628	654
2,3	Freddie Mac REMICS	3.000%	12/15/39	222	226
2,3	Freddie Mac REMICS	3.500%	3/15/31	116	121
2,3	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	2,186	2,320
2	Government National Mortgage Assn.	1.700%	10/20/45	326	322
2	Government National Mortgage Assn.	1.800%	5/20/41	359	355
					19,086
Total U.S. Government and Agency Obligations (Cost $233,314)					238,988
Asset-Backed/Commercial Mortgage-Backed Securities (1.6%)
2,5	Aaset 2019-1 Trust	3.844%	5/15/39	426	429
2,5	American Express Credit Account Master Trust	2.950%	3/15/23	1,720	1,739
5	American Tower Trust I	3.070%	3/15/23	1,100	1,114
2	AmeriCredit Automobile Receivables Trust 2016-3	2.240%	4/8/22	360	360
2,5	Angel Oak Mortgage Trust 2019-5	2.593%	10/25/49	428	427
2,5	Angel Oak Mortgage Trust 2019-6	2.620%	11/25/59	1,085	1,083
2,5	Angel Oak Mortgage Trust I LLC 2019-2	3.628%	3/25/49	258	261
2,5	Angel Oak Mortgage Trust LLC	2.993%	7/26/49	891	893
2,5,6	Ares XXIX CLO Ltd., 3M USD LIBOR + 1.190%	3.192%	4/17/26	328	329
2,5,6	Atlas Senior Loan Fund X Ltd., 3M USD LIBOR + 1.090%	3.091%	1/15/31	250	248
2,5,6	Avery Point IV CLO Ltd., 3M USD LIBOR + 1.100%	3.040%	4/25/26	569	570
5	Bank of Montreal	2.500%	1/11/22	1,700	1,723
2	BMW Vehicle Lease Trust 2018-1A	3.260%	7/20/21	295	297
2,5	Canadian Pacer Auto Receivable Trust A Series 2018	3.000%	6/21/21	87	87
2,5	Canadian Pacer Auto Receivable Trust A Series 2018	3.270%	12/19/22	140	141
2	CarMax Auto Owner Trust 2018-4	3.110%	2/15/22	542	544
2	CarMax Auto Owner Trust 2018-4	3.360%	9/15/23	975	993
2,5	Castlelake Aircraft Securitization Trust 2019-1	3.967%	4/15/39	842	853
2,5,6	Cent CLO, 3M USD LIBOR + 1.150%	3.090%	10/25/28	550	551
2,5	Chesapeake Funding II LLC	3.390%	1/15/31	759	768
2,5	Chesapeake Funding II LLC 2017-2A	1.990%	5/15/29	94	93
2,5	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	784	792
2,5	Cloud Pass-Through Trust 2019-1	3.554%	12/5/22	939	950
2,5	COLT 2018-3 Mortgage Loan Trust	3.692%	10/26/48	249	250
2,5	COLT 2019-2 Mortgage Loan Trust	3.337%	5/25/49	430	434
2	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	480	490
2,5	Daimler Trucks Retail Trust 2019-1	2.770%	4/15/21	549	550
2,5	DB Master Finance LLC	3.787%	5/20/49	453	462
2,5	DB Master Finance LLC	4.021%	5/20/49	403	413
2,5	Deephave Residential Mortgage Trust 2019-2	3.558%	4/25/59	399	405
5	DNB Boligkreditt AS	2.500%	3/28/22	1,315	1,332
2,5	Enterprise Fleet Financing LLC	3.100%	10/20/23	270	274
2,5	Enterprise Fleet Financing LLC	2.290%	2/20/25	960	963
2,5	Enterprise Fleet Financing LLC Series 2017-1	2.130%	7/20/22	19	19
2,5	Enterprise Fleet Financing LLC Series 2018-1	2.870%	10/20/23	532	534
2,5	Enterprise Fleet Financing LLC Series 2018-3	3.380%	5/20/24	467	472
2,5	Enterprise Fleet Financing LLC Series 2019-1	2.980%	10/20/24	745	752
2,5	Enterprise Fleet Financing LLC Series 2019-3	2.060%	5/20/25	645	646
2,5	Exeter Automobile Receivables Trust 2018-3	2.900%	1/18/22	8	8
2,5	Exeter Automobile Receivables Trust 2019-3	2.590%	9/15/22	312	313
2,5	Exeter Automobile Receivables Trust 2019-4	2.180%	1/17/23	513	513

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2,3,6	Fannie Mae Connecticut Avenue Securities, 1M USD LIBOR + 5.900%	7.692%	10/25/28	273	293
2	Ford Credit Floorplan Master Owner Trust A	2.440%	9/15/26	370	371
2,3	Freddie Mac Multifamily Structured Pass Through Certificates	2.610%	1/25/26	525	531
2,3	Freddie Mac Multifamily Structured Pass Through Certificates	2.282%	7/25/26	885	885
2,5	Golden Credit Card Trust	1.980%	4/15/22	545	545
2,5	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	485	488
5	GTP Acquisition Partners I LLC	2.350%	6/15/20	580	580
2,5	Hertz Fleet Lease Funding LP 2019-1	2.700%	1/10/33	1,095	1,103
2,5	Horizon Aircraft Finance Ltd.	3.721%	7/15/39	324	324
2,5	Horizon Aircraft Finance Ltd.	3.425%	11/15/39	323	321
2,5	MACH 1 Cayman 2019-1 Ltd.	3.474%	10/15/39	385	383
2,5,6	Madison Park Funding XII Ltd., 3M USD LIBOR + 1.260%	3.226%	7/20/26	399	399
2,5,6	Madison Park Funding XIII Ltd., 3M USD LIBOR + 0.950%	2.916%	4/19/30	930	925
2,5	MAPS Ltd.	4.458%	3/15/44	233	240
2,5,6	Master Credit Card Trust II Series 2018-1A, 1M USD LIBOR + 0.490%	2.275%	7/21/24	1,000	998
2	Nissan Auto Lease Trust 2018-B	3.250%	9/15/21	460	464
2,5	OneMain Direct Auto Receivables Trust	3.430%	12/16/24	1,100	1,114
2,5	OneMain Direct Auto Receivables Trust 2017-2	2.310%	12/14/21	44	44
2,5	OneMain Financial Issuance Trust 2017-1	2.370%	9/14/32	220	220
2,5	OneMain Financial Issuance Trust 2019-1	3.480%	2/14/31	1,000	1,010
2	Santander Drive Auto Receivables Trust 2018-5	3.190%	3/15/22	170	170
2,5	Santander Retail Auto Lease Trust 2019-A	2.720%	1/20/22	528	530
2,5	Santander Retail Auto Lease Trust 2019-B	2.300%	1/20/23	345	347
2	Seasoned Credit Risk Transfer Trust Series 2018-4	3.500%	3/25/58	741	759
2	Seasoned Credit Risk Transfer Trust Series 2019-1	3.500%	7/25/58	1,072	1,102
2	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	1,681	1,730
2,5	Securitized Term Auto Receivables Trust 2018-2	3.060%	2/25/21	120	120
2,5	Securitized Term Auto Receivables Trust 2018-2	3.325%	8/25/22	550	557
2,5,6	Seneca Park CLO Ltd. 2014-1, 3M USD LIBOR + 1.120%	3.122%	7/17/26	223	223
2,5	SFAVE Commercial Mortgage Securities Trust 2015-5AVE	4.144%	1/5/43	700	726
2,5	SoFi Consumer Loan Program 2018-2 Trust	2.930%	4/26/27	14	14
2,5	SoFi Consumer Loan Program 2018-4 Trust	3.540%	11/26/27	421	424
2,5	SoFi Consumer Loan Program 2019-1 Trust	3.240%	2/25/28	538	541
2,5	Springleaf Funding Trust 2015-B	3.480%	5/15/28	590	594
§,2,5	Start III Ltd.	3.536%	11/15/44	399	399
2,5	START Ireland	4.089%	3/15/44	549	556
2,5,6	Symphony CLO XIV Ltd., 3M USD LIBOR + 0.950%	2.951%	7/14/26	1,125	1,124
2,5,6	Thacher Park CLO Ltd., 3M USD LIBOR + 1.160%	3.126%	10/20/26	271	271
5	Toronto-Dominion Bank	2.500%	1/18/22	2,100	2,126
2,5	Towd Point Mortgage Trust 2016-3	2.250%	4/25/56	40	40
2,5	Trillium Credit Card Trust II 2019-2A	3.038%	1/26/24	1,250	1,264
2	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	210	216
2,5	Vantage Data Centers LLC 2018-1A	4.072%	2/16/43	481	501
2,5	Vantage Data Centers LLC 2019-1A	3.188%	7/15/44	269	271
2	Verizon Owner Trust 2018-A	3.230%	4/20/23	585	594
2,5	Verus Securitization Trust 2019-2	3.211%	5/25/59	438	442
2,5,6	Voya CLO 2014-1 Ltd., 3M USD LIBOR + 0.990%	2.993%	4/18/31	515	510
2,5	Westlake Automobile Receivables Trust	2.150%	2/15/23	415	415
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $51,612)					51,879
Corporate Bonds (21.2%)
Finance (8.2%)
	Banking (6.8%)
5	ABN AMRO Bank NV	2.450%	6/4/20	623	624
	American Express Credit Corp.	2.700%	3/3/22	1,505	1,529
	Banco Santander SA	3.125%	2/23/23	800	816
	Banco Santander SA	3.848%	4/12/23	400	416
	Bank of America Corp.	3.300%	1/11/23	120	124
2	Bank of America Corp.	2.816%	7/21/23	1,645	1,668
	Bank of America Corp.	3.004%	12/20/23	3,408	3,482
	Bank of America Corp.	4.000%	1/22/25	875	930
2	Bank of America Corp.	3.559%	4/23/27	2,450	2,583
2	Bank of America Corp.	3.593%	7/21/28	1,025	1,088
2	Bank of America Corp.	3.419%	12/20/28	512	536
2	Bank of America Corp.	4.271%	7/23/29	4,780	5,294
2	Bank of America Corp.	3.974%	2/7/30	1,895	2,063
2	Bank of America Corp.	3.194%	7/23/30	1,055	1,091
	Bank of America Corp.	5.875%	2/7/42	260	369
	Bank of America Corp.	5.000%	1/21/44	1,000	1,306
2	Bank of America Corp.	4.330%	3/15/50	2,235	2,680
	Bank of Montreal	3.100%	4/13/21	1,290	1,309
	Bank of New York Mellon Corp.	2.150%	2/24/20	1,580	1,580
	Bank of New York Mellon Corp.	2.200%	8/16/23	460	465
	Bank of New York Mellon Corp.	3.000%	2/24/25	720	748
6	Bank of New York Mellon Corp., 3M USD LIBOR + 1.050%	2.986%	10/30/23	1,145	1,165
	Bank of Nova Scotia	2.800%	7/21/21	750	760
	Bank of Nova Scotia	2.700%	8/3/26	1,825	1,854
5	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	1,200	1,208
	Barclays Bank plc	5.140%	10/14/20	160	163
2	Barclays plc	3.932%	5/7/25	1,565	1,644
6	Barclays plc, 3M USD LIBOR + 1.380%	3.284%	5/16/24	1,005	1,015
5	BNP Paribas SA	2.950%	5/23/22	200	204
	BNP Paribas SA	3.250%	3/3/23	190	197
5	BNP Paribas SA	3.800%	1/10/24	1,170	1,227
5	BNP Paribas SA	3.375%	1/9/25	1,775	1,837
2,5	BNP Paribas SA	2.819%	11/19/25	1,335	1,345
5	BNP Paribas SA	3.500%	11/16/27	2,050	2,136
5	BPCE SA	5.700%	10/22/23	270	298
	BPCE SA	4.000%	4/15/24	775	829
5	BPCE SA	5.150%	7/21/24	1,260	1,381
5	BPCE SA	3.500%	10/23/27	1,780	1,840
5	BPCE SA	2.700%	10/1/29	1,450	1,437
6	Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.720%	2.614%	6/16/22	1,565	1,579
	Capital One Financial Corp.	2.500%	5/12/20	500	501
	Capital One Financial Corp.	4.750%	7/15/21	400	416
	Capital One Financial Corp.	3.750%	4/24/24	1,305	1,369
	Capital One Financial Corp.	3.200%	2/5/25	760	783
	Citibank NA	3.050%	5/1/20	1,850	1,855
	Citigroup Inc.	2.400%	2/18/20	800	800
	Citigroup Inc.	4.500%	1/14/22	1,975	2,069
2	Citigroup Inc.	3.520%	10/27/28	1,975	2,074
	Citigroup Inc.	6.625%	6/15/32	2,000	2,679
2	Citigroup Inc.	3.878%	1/24/39	1,025	1,121
	Citigroup Inc.	8.125%	7/15/39	101	169
	Comerica Bank	2.500%	7/23/24	790	799
	Commonwealth Bank of Australia	2.300%	3/12/20	655	655
5	Credit Agricole SA	3.750%	4/24/23	1,160	1,210
5	Credit Agricole SA	3.250%	10/4/24	2,390	2,472
	Credit Suisse AG	3.000%	10/29/21	735	749
	Credit Suisse AG	3.625%	9/9/24	250	265

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Credit Suisse Group AG	3.574%	1/9/23	550	564
2,5	Credit Suisse Group AG	4.207%	6/12/24	340	359
2,5	Credit Suisse Group AG	2.593%	9/11/25	520	521
2,5	Credit Suisse Group AG	3.869%	1/12/29	305	324
5,6	Credit Suisse Group AG, 3M USD LIBOR + 1.240%	3.127%	6/12/24	690	699
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	1,335	1,388
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	3,470	3,667
5	Danske Bank A/S	2.000%	9/8/21	1,120	1,113
5	Danske Bank A/S	5.000%	1/12/22	610	640
5	Danske Bank A/S	3.875%	9/12/23	1,220	1,264
5	Danske Bank A/S	5.375%	1/12/24	795	872
	Deutsche Bank AG	4.250%	10/14/21	815	838
	Fifth Third Bank	2.875%	10/1/21	425	431
	Fifth Third Bank	3.850%	3/15/26	830	882
	Goldman Sachs Group Inc.	5.375%	3/15/20	405	408
	Goldman Sachs Group Inc.	2.600%	4/23/20	170	170
	Goldman Sachs Group Inc.	5.250%	7/27/21	865	907
	Goldman Sachs Group Inc.	5.750%	1/24/22	360	385
2	Goldman Sachs Group Inc.	2.876%	10/31/22	1,795	1,817
	Goldman Sachs Group Inc.	3.625%	1/22/23	1,980	2,056
2	Goldman Sachs Group Inc.	3.272%	9/29/25	1,205	1,244
	Goldman Sachs Group Inc.	3.500%	11/16/26	2,000	2,086
	Goldman Sachs Group Inc.	3.850%	1/26/27	740	787
2	Goldman Sachs Group Inc.	3.691%	6/5/28	810	859
2	Goldman Sachs Group Inc.	3.814%	4/23/29	3,065	3,279
2	Goldman Sachs Group Inc.	4.223%	5/1/29	2,630	2,889
	Goldman Sachs Group Inc.	6.750%	10/1/37	835	1,157
5	HSBC Bank plc	4.750%	1/19/21	1,700	1,743
	HSBC Holdings plc	3.400%	3/8/21	1,535	1,558
	HSBC Holdings plc	4.000%	3/30/22	2,395	2,492
	HSBC Holdings plc	3.600%	5/25/23	1,600	1,664
2	HSBC Holdings plc	4.041%	3/13/28	890	950
2	HSBC Holdings plc	4.583%	6/19/29	1,675	1,869
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,360
	HSBC Holdings plc	6.100%	1/14/42	375	532
	HSBC Holdings plc	5.250%	3/14/44	440	557
6	HSBC Holdings plc, 3M USD LIBOR + 1.000%	2.904%	5/18/24	730	735
	HSBC USA Inc.	2.350%	3/5/20	2,775	2,775
	HSBC USA Inc.	3.500%	6/23/24	620	656
	Huntington Bancshares Inc.	3.150%	3/14/21	800	808
	Huntington National Bank	2.400%	4/1/20	1,160	1,160
	ING Groep NV	3.150%	3/29/22	365	373
	ING Groep NV	3.950%	3/29/27	2,695	2,898
	JPMorgan Chase & Co.	4.350%	8/15/21	1,862	1,931
	JPMorgan Chase & Co.	4.500%	1/24/22	495	519
	JPMorgan Chase & Co.	3.250%	9/23/22	970	1,002
	JPMorgan Chase & Co.	3.375%	5/1/23	875	908
	JPMorgan Chase & Co.	3.875%	2/1/24	800	856
	JPMorgan Chase & Co.	3.900%	7/15/25	2,270	2,449
	JPMorgan Chase & Co.	4.125%	12/15/26	765	837
	JPMorgan Chase & Co.	4.250%	10/1/27	2,295	2,537
2	JPMorgan Chase & Co.	4.452%	12/5/29	2,100	2,389
	JPMorgan Chase & Co.	5.400%	1/6/42	750	1,014
2	JPMorgan Chase & Co.	3.964%	11/15/48	6,150	6,896
5	Macquarie Bank Ltd.	2.400%	1/21/20	330	330
2,5	Macquarie Group Ltd.	4.150%	3/27/24	1,375	1,441
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	495	495
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	685	704
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	1,940	1,965
	Morgan Stanley	5.750%	1/25/21	1,740	1,804
	Morgan Stanley	2.500%	4/21/21	1,175	1,180
	Morgan Stanley	2.625%	11/17/21	800	809
	Morgan Stanley	2.750%	5/19/22	1,710	1,740
	Morgan Stanley	3.700%	10/23/24	750	794
2	Morgan Stanley	2.720%	7/22/25	1,750	1,766
	Morgan Stanley	3.125%	7/27/26	1,345	1,384
	Morgan Stanley	6.250%	8/9/26	3,000	3,642
	Morgan Stanley	3.625%	1/20/27	1,250	1,327
2	Morgan Stanley	3.772%	1/24/29	3,910	4,200
	Morgan Stanley	4.300%	1/27/45	850	998
2,5	Nationwide Building Society	3.622%	4/26/23	680	699
5	NBK SPC Ltd.	2.750%	5/30/22	1,530	1,540
	PNC Bank NA	3.300%	10/30/24	460	478
	PNC Bank NA	2.950%	2/23/25	1,105	1,130
	PNC Bank NA	4.200%	11/1/25	255	277
	PNC Bank NA	3.100%	10/25/27	1,165	1,215
	PNC Bank NA	3.250%	1/22/28	1,675	1,759
	PNC Financial Services Group Inc.	3.900%	4/29/24	580	610
	Royal Bank of Canada	2.750%	2/1/22	1,195	1,215
	Santander Holdings USA Inc.	2.650%	4/17/20	580	581
	Santander Holdings USA Inc.	3.700%	3/28/22	915	940
	Santander Holdings USA Inc.	3.400%	1/18/23	605	620
5	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	1,600	1,603
5	Societe Generale SA	3.250%	1/12/22	1,015	1,036
2,5	Standard Chartered plc	2.744%	9/10/22	2,030	2,039
2	State Street Corp.	2.653%	5/15/23	840	853
	Svenska Handelsbanken AB	1.875%	9/7/21	1,050	1,048
	Synchrony Bank	3.650%	5/24/21	1,290	1,315
	Toronto-Dominion Bank	2.500%	12/14/20	985	990
	Truist Bank	2.625%	1/15/22	1,250	1,265
	Truist Bank	3.300%	5/15/26	340	353
	Truist Financial Corp.	3.200%	9/3/21	665	678
	Truist Financial Corp.	2.750%	4/1/22	1,700	1,730
	Truist Financial Corp.	3.700%	6/5/25	1,385	1,492
5	UBS AG	2.200%	6/8/20	750	751
2,5	UBS Group AG	3.126%	8/13/30	555	565
5	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	1,160	1,168
5	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	1,250	1,263
	US Bancorp	2.625%	1/24/22	1,305	1,324
	US Bancorp	3.700%	1/30/24	1,560	1,658
	Wachovia Corp.	7.500%	4/15/35	1,000	1,400
	Wells Fargo & Co.	3.000%	1/22/21	505	511
	Wells Fargo & Co.	3.500%	3/8/22	640	660
	Wells Fargo & Co.	3.069%	1/24/23	195	198
	Wells Fargo & Co.	3.450%	2/13/23	735	760
	Wells Fargo & Co.	4.480%	1/16/24	1,199	1,291
	Wells Fargo & Co.	3.750%	1/24/24	1,560	1,643
	Wells Fargo & Co.	3.000%	2/19/25	890	918
	Wells Fargo & Co.	3.550%	9/29/25	860	909
	Wells Fargo & Co.	3.000%	4/22/26	1,045	1,075
	Wells Fargo & Co.	4.100%	6/3/26	340	365
	Wells Fargo & Co.	3.000%	10/23/26	170	174
2	Wells Fargo & Co.	3.196%	6/17/27	1,705	1,765
2	Wells Fargo & Co.	2.879%	10/30/30	435	438
	Wells Fargo & Co.	5.606%	1/15/44	2,276	3,010
	Wells Fargo & Co.	4.900%	11/17/45	515	629
	Wells Fargo & Co.	4.750%	12/7/46	2,070	2,465
	Westpac Banking Corp.	2.300%	5/26/20	630	631

	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	305	307
	Charles Schwab Corp.	3.200%	3/2/27	545	572

	Insurance (1.2%)
	Aetna Inc.	2.800%	6/15/23	680	691
5	AIA Group Ltd.	3.600%	4/9/29	1,475	1,552
	American International Group Inc.	4.250%	3/15/29	1,040	1,155
	American International Group Inc.	4.500%	7/16/44	200	229
	American International Group Inc.	4.750%	4/1/48	135	161
	Anthem Inc.	3.300%	1/15/23	1,100	1,138
	Anthem Inc.	3.650%	12/1/27	750	791
	Anthem Inc.	4.101%	3/1/28	1,140	1,235
	Anthem Inc.	4.650%	8/15/44	426	473
	Anthem Inc.	4.375%	12/1/47	625	685
	Berkshire Hathaway Inc.	2.750%	3/15/23	1,050	1,078
	Berkshire Hathaway Inc.	3.125%	3/15/26	715	754
	Chubb INA Holdings Inc.	2.300%	11/3/20	170	171
	Chubb INA Holdings Inc.	3.350%	5/15/24	555	583

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Chubb INA Holdings Inc.	4.350%	11/3/45	800	961
5	Five Corners Funding Trust	4.419%	11/15/23	210	228
5	Liberty Mutual Group Inc.	4.250%	6/15/23	80	85
5	Liberty Mutual Group Inc.	4.569%	2/1/29	280	313
	Loews Corp.	2.625%	5/15/23	440	448
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	675	769
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	265	335
2,5	Massachusetts Mutual Life Insurance Co.	7.625%	11/15/23	2,000	2,283
	MetLife Inc.	3.600%	4/10/24	580	618
	MetLife Inc.	4.125%	8/13/42	145	164
	MetLife Inc.	4.875%	11/13/43	530	656
5	Metropolitan Life Global Funding I	3.450%	10/9/21	810	832
5	Metropolitan Life Global Funding I	2.650%	4/8/22	340	345
5	Metropolitan Life Global Funding I	3.450%	12/18/26	640	683
5	Metropolitan Life Global Funding I	3.000%	9/19/27	1,165	1,199
5	Nationwide Financial Services Inc.	3.900%	11/30/49	1,430	1,481
5	New York Life Global Funding	2.900%	1/17/24	810	836
5	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,766
5	New York Life Insurance Co.	4.450%	5/15/69	435	499
5	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	656	688
5	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	270	268
5	Principal Financial Global Funding LLC	2.500%	9/16/29	1,000	986
5	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	875	1,079
5	Teachers Insurance & Annuity Assn. of America	4.270%	5/15/47	1,145	1,302
	UnitedHealth Group Inc.	3.875%	10/15/20	601	608
	UnitedHealth Group Inc.	2.875%	3/15/22	27	28
	UnitedHealth Group Inc.	2.875%	3/15/23	1,175	1,202
	UnitedHealth Group Inc.	3.100%	3/15/26	430	448
	UnitedHealth Group Inc.	3.850%	6/15/28	1,190	1,303
	UnitedHealth Group Inc.	4.625%	7/15/35	240	290
	UnitedHealth Group Inc.	4.250%	3/15/43	1,600	1,819
	UnitedHealth Group Inc.	4.750%	7/15/45	760	928
	UnitedHealth Group Inc.	4.200%	1/15/47	215	246
	UnitedHealth Group Inc.	4.250%	6/15/48	880	1,021

	Real Estate Investment Trusts (0.2%)
	AvalonBay Communities Inc.	3.625%	10/1/20	520	524
	Boston Properties LP	3.125%	9/1/23	355	366
	Boston Properties LP	3.800%	2/1/24	45	47
	Healthpeak Properties Inc.	3.000%	1/15/30	930	929
	Realty Income Corp.	4.650%	8/1/23	640	692
	Simon Property Group LP	3.750%	2/1/24	90	95
	Simon Property Group LP	3.375%	10/1/24	275	289
	Simon Property Group LP	2.450%	9/13/29	1,160	1,138
5	WEA Finance LLC	4.125%	9/20/28	590	637
5	WEA Finance LLC	4.625%	9/20/48	755	866
					268,371
Industrial (10.2%)
	Basic Industry (0.0%)
	International Paper Co.	4.350%	8/15/48	1,255	1,333

	Capital Goods (0.7%)
5	BAE Systems Holdings Inc.	2.850%	12/15/20	160	161
5	BAE Systems Holdings Inc.	3.850%	12/15/25	1,085	1,148
	Boeing Co.	2.700%	2/1/27	495	499
	Boeing Co.	5.875%	2/15/40	175	231
	Boeing Co.	3.375%	6/15/46	614	594
	Boeing Co.	3.850%	11/1/48	198	208
	Boeing Co.	3.750%	2/1/50	90	95
	Boeing Co.	3.825%	3/1/59	67	70
	Boeing Co.	3.950%	8/1/59	408	436
	Caterpillar Financial Services Corp.	2.625%	3/1/23	1,360	1,387
	Caterpillar Inc.	3.900%	5/27/21	590	606
	Caterpillar Inc.	2.600%	6/26/22	705	715
	Caterpillar Inc.	3.400%	5/15/24	810	856
	General Dynamics Corp.	2.875%	5/11/20	1,505	1,511
	General Dynamics Corp.	3.875%	7/15/21	355	365
	General Electric Co.	2.700%	10/9/22	210	213
	General Electric Co.	3.100%	1/9/23	360	367
	Honeywell International Inc.	4.250%	3/1/21	1,002	1,032
	Illinois Tool Works Inc.	3.500%	3/1/24	1,295	1,371
	John Deere Capital Corp.	3.450%	3/13/25	1,200	1,274
	Lockheed Martin Corp.	2.900%	3/1/25	610	634
	Lockheed Martin Corp.	4.500%	5/15/36	211	250
	Lockheed Martin Corp.	4.700%	5/15/46	376	475
	Lockheed Martin Corp.	4.090%	9/15/52	144	168
	Parker-Hannifin Corp.	3.250%	6/14/29	270	280
	Parker-Hannifin Corp.	4.450%	11/21/44	450	500
5	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	1,050	1,070
5	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	1,680	1,740
5	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	800	955
	Stanley Black & Decker Inc.	4.850%	11/15/48	685	846
	United Technologies Corp.	3.100%	6/1/22	535	549
	United Technologies Corp.	4.125%	11/16/28	1,125	1,265
	United Technologies Corp.	6.050%	6/1/36	675	909
	United Technologies Corp.	4.450%	11/16/38	275	323
	United Technologies Corp.	4.500%	6/1/42	787	942
	United Technologies Corp.	3.750%	11/1/46	163	178

	Communication (1.6%)
	America Movil SAB de CV	3.125%	7/16/22	1,880	1,918
	America Movil SAB de CV	3.625%	4/22/29	780	827
	America Movil SAB de CV	6.125%	3/30/40	390	523
	American Tower Corp.	3.450%	9/15/21	1,125	1,152
	American Tower Corp.	5.000%	2/15/24	80	88
	American Tower Corp.	4.400%	2/15/26	450	492
	American Tower Corp.	3.800%	8/15/29	1,111	1,187
	AT&T Inc.	2.450%	6/30/20	225	226
	AT&T Inc.	4.600%	2/15/21	100	102
	AT&T Inc.	3.600%	7/15/25	625	660
5	British Telecommunications plc	3.250%	11/8/29	905	904
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	955	1,000
	Comcast Corp.	3.600%	3/1/24	2,900	3,071
	Comcast Corp.	3.375%	2/15/25	70	74
	Comcast Corp.	2.350%	1/15/27	540	538
	Comcast Corp.	4.250%	1/15/33	1,032	1,183
	Comcast Corp.	4.200%	8/15/34	730	833
	Comcast Corp.	5.650%	6/15/35	110	144
	Comcast Corp.	4.400%	8/15/35	877	1,026
	Comcast Corp.	6.500%	11/15/35	115	162
	Comcast Corp.	6.400%	5/15/38	27	38
	Comcast Corp.	4.600%	10/15/38	1,335	1,584
	Comcast Corp.	4.650%	7/15/42	1,290	1,533
	Comcast Corp.	4.500%	1/15/43	500	583
	Comcast Corp.	4.750%	3/1/44	876	1,063
	Comcast Corp.	4.600%	8/15/45	1,198	1,429
	Comcast Corp.	3.969%	11/1/47	252	275
	Comcast Corp.	4.000%	3/1/48	345	379
	Comcast Corp.	4.700%	10/15/48	1,670	2,056
	Comcast Corp.	3.999%	11/1/49	602	665
	Comcast Corp.	4.049%	11/1/52	187	211
	Comcast Corp.	4.950%	10/15/58	1,020	1,326
5	Cox Communications Inc.	3.250%	12/15/22	795	817
5	Cox Communications Inc.	2.950%	6/30/23	145	147
5	Cox Communications Inc.	3.150%	8/15/24	181	186
5	Cox Communications Inc.	4.800%	2/1/35	1,540	1,700
5	Cox Communications Inc.	6.450%	12/1/36	45	57
5	Cox Communications Inc.	4.600%	8/15/47	125	138
	Crown Castle International Corp.	3.650%	9/1/27	285	300
	Crown Castle International Corp.	3.800%	2/15/28	235	250
5	Deutsche Telekom International Finance BV	3.600%	1/19/27	300	315
5	Deutsche Telekom International Finance BV	4.375%	6/21/28	671	743
	NBCUniversal Media LLC	2.875%	1/15/23	240	246

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	NBCUniversal Media LLC	4.450%	1/15/43	309	358
	Orange SA	4.125%	9/14/21	1,740	1,804
	Orange SA	9.000%	3/1/31	530	820
5	SK Telecom Co. Ltd.	3.750%	4/16/23	385	399
5	Sky Ltd.	3.750%	9/16/24	1,435	1,535
2,5	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC	4.738%	3/20/25	1,300	1,377
	Telefonica Emisiones SAU	5.213%	3/8/47	800	950
	Telefonica Emisiones SAU	5.520%	3/1/49	755	944
	Time Warner Entertainment Co. LP	8.375%	3/15/23	95	112
	Verizon Communications Inc.	4.812%	3/15/39	2,406	2,909
	Verizon Communications Inc.	4.750%	11/1/41	290	351
	Verizon Communications Inc.	4.862%	8/21/46	1,151	1,425
	Verizon Communications Inc.	5.012%	4/15/49	647	827
	Verizon Communications Inc.	4.672%	3/15/55	274	336
	Viacom Inc.	5.850%	9/1/43	600	752
	ViacomCBS Inc.	4.300%	2/15/21	675	687
	ViacomCBS Inc.	3.700%	6/1/28	440	459
	Vodafone Group plc	5.000%	5/30/38	50	58
	Vodafone Group plc	5.250%	5/30/48	1,260	1,522
	Walt Disney Co.	3.000%	9/15/22	245	252
	Walt Disney Co.	2.000%	9/1/29	2,600	2,520
	Walt Disney Co.	2.750%	9/1/49	560	526

	Consumer Cyclical (1.1%)
	Alibaba Group Holding Ltd.	3.600%	11/28/24	1,065	1,119
	Alibaba Group Holding Ltd.	3.400%	12/6/27	3,470	3,616
5	Alimentation Couche-Tard Inc.	3.550%	7/26/27	2,450	2,511
	Amazon.com Inc.	2.500%	11/29/22	885	902
	Amazon.com Inc.	2.800%	8/22/24	715	740
	Amazon.com Inc.	4.800%	12/5/34	995	1,253
	Amazon.com Inc.	4.950%	12/5/44	580	759
	Amazon.com Inc.	4.250%	8/22/57	1,335	1,622
	AutoZone Inc.	3.700%	4/15/22	1,371	1,414
5	BMW US Capital LLC	2.000%	4/11/21	585	585
5	BMW US Capital LLC	2.250%	9/15/23	2,500	2,498
5	Daimler Finance North America LLC	2.200%	5/5/20	470	470
5	Daimler Finance North America LLC	2.450%	5/18/20	155	155
5	Daimler Finance North America LLC	2.300%	2/12/21	945	947
5	Daimler Finance North America LLC	3.250%	8/1/24	160	165
	Ford Motor Credit Co. LLC	3.157%	8/4/20	710	713
	Ford Motor Credit Co. LLC	3.815%	11/2/27	1,075	1,038
	General Motors Financial Co. Inc.	3.550%	4/9/21	455	462
	General Motors Financial Co. Inc.	3.950%	4/13/24	1,570	1,641
	Home Depot Inc.	2.700%	4/1/23	720	737
	Home Depot Inc.	3.900%	12/6/28	290	324
	Home Depot Inc.	4.400%	3/15/45	780	928
	Home Depot Inc.	4.500%	12/6/48	345	425
5	Hyundai Capital America	2.550%	4/3/20	790	791
5,6	Hyundai Capital America, 3M USD LIBOR + 0.940%	2.967%	7/8/21	1,400	1,403
	Lowe’s Cos. Inc.	3.100%	5/3/27	1,300	1,342
	Lowe’s Cos. Inc.	6.500%	3/15/29	334	424
	Lowe’s Cos. Inc.	4.550%	4/5/49	1,140	1,330
	McDonald’s Corp.	2.625%	1/15/22	195	198
	McDonald’s Corp.	3.250%	6/10/24	140	147
	McDonald’s Corp.	4.875%	12/9/45	1,160	1,399
	McDonald’s Corp.	3.625%	9/1/49	275	279
	Starbucks Corp.	4.500%	11/15/48	1,000	1,148
	Walmart Inc.	2.550%	4/11/23	1,250	1,275
	Walmart Inc.	3.550%	6/26/25	1,605	1,717
	Walmart Inc.	3.625%	12/15/47	380	421

	Consumer Noncyclical (3.3%)
5	AbbVie Inc.	4.050%	11/21/39	590	617
5	AbbVie Inc.	4.250%	11/21/49	970	1,021
5	Alcon Finance Corp.	2.750%	9/23/26	200	203
5	Alcon Finance Corp.	3.800%	9/23/49	400	418
	Allergan Funding SCS	3.450%	3/15/22	450	460
	Allergan Funding SCS	3.800%	3/15/25	575	602
	Allergan Funding SCS	4.850%	6/15/44	450	500
	Altria Group Inc.	4.750%	5/5/21	590	610
	Altria Group Inc.	2.850%	8/9/22	455	463
	Altria Group Inc.	5.800%	2/14/39	770	900
	Altria Group Inc.	4.500%	5/2/43	245	249
	Altria Group Inc.	3.875%	9/16/46	625	580
	Amgen Inc.	5.150%	11/15/41	620	750
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	1,940	2,297
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	1,290	1,488
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	1,798	1,860
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	1,007	1,024
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	520	526
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	395	449
	Archer-Daniels-Midland Co.	4.500%	3/15/49	970	1,183
	Ascension Health	2.532%	11/15/29	655	647
	Ascension Health	3.945%	11/15/46	280	310
2	Ascension Health	4.847%	11/15/53	55	69
	AstraZeneca plc	2.375%	11/16/20	1,180	1,184
	AstraZeneca plc	4.000%	1/17/29	2,345	2,600
	AstraZeneca plc	6.450%	9/15/37	615	861
	BAT Capital Corp.	3.557%	8/15/27	1,875	1,909
5	BAT International Finance plc	3.500%	6/15/22	235	242
5	BAT International Finance plc	3.250%	6/7/22	1,480	1,512
5	Bayer US Finance II LLC	4.250%	12/15/25	2,325	2,503
5	Bayer US Finance LLC	3.000%	10/8/21	1,980	2,005
5	Bayer US Finance LLC	3.375%	10/8/24	815	839
	Boston Scientific Corp.	4.000%	3/1/29	195	215
5	Bristol-Myers Squibb Co.	3.550%	8/15/22	662	684
5	Bristol-Myers Squibb Co.	2.750%	2/15/23	138	140
5	Bristol-Myers Squibb Co.	3.250%	2/20/23	239	246
5	Bristol-Myers Squibb Co.	4.000%	8/15/23	45	48
5	Bristol-Myers Squibb Co.	3.400%	7/26/29	885	945
5	Bristol-Myers Squibb Co.	4.125%	6/15/39	505	582
5	Bristol-Myers Squibb Co.	4.550%	2/20/48	217	266
5	Bristol-Myers Squibb Co.	4.250%	10/26/49	1,100	1,296
5	Cargill Inc.	4.307%	5/14/21	2,092	2,158
5	Cargill Inc.	6.875%	5/1/28	645	813
5	Cargill Inc.	4.760%	11/23/45	635	790
5	Cigna Corp.	3.250%	4/15/25	880	905
	Cigna Corp.	4.375%	10/15/28	515	570
	Cigna Corp.	4.800%	8/15/38	730	840
	Cigna Corp.	4.900%	12/15/48	497	589
	Coca-Cola European Partners plc	3.500%	9/15/20	500	505
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	850	898
	Colgate-Palmolive Co.	7.600%	5/19/25	480	604
	CommonSpirit Health	2.950%	11/1/22	535	544
	CommonSpirit Health	4.200%	8/1/23	535	562
	CommonSpirit Health	2.760%	10/1/24	860	865
	CommonSpirit Health	3.347%	10/1/29	1,245	1,252
2	CommonSpirit Health	4.350%	11/1/42	536	551
	CommonSpirit Health	4.187%	10/1/49	1,275	1,271
	Conagra Brands Inc.	4.600%	11/1/25	220	242
	Conagra Brands Inc.	5.300%	11/1/38	655	777
	Constellation Brands Inc.	2.700%	5/9/22	65	66
	CVS Health Corp.	2.750%	12/1/22	965	980
	CVS Health Corp.	4.875%	7/20/35	315	359
	CVS Health Corp.	5.125%	7/20/45	855	1,007
5	Danone SA	2.947%	11/2/26	735	744
	Diageo Capital plc	2.625%	4/29/23	1,230	1,250
	Diageo Capital plc	2.375%	10/24/29	580	571
	Diageo Investment Corp.	2.875%	5/11/22	525	535
	Dignity Health	3.812%	11/1/24	560	587
5	EMD Finance LLC	2.950%	3/19/22	605	614
	Estee Lauder Cos. Inc.	2.375%	12/1/29	370	370
5	Forest Laboratories Inc.	4.875%	2/15/21	268	274
	Gilead Sciences Inc.	2.550%	9/1/20	615	618
	Gilead Sciences Inc.	3.700%	4/1/24	1,010	1,072
	Gilead Sciences Inc.	3.500%	2/1/25	560	594
	Gilead Sciences Inc.	4.500%	2/1/45	825	952

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Gilead Sciences Inc.	4.750%	3/1/46	195	233
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	385	394
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,550
5	Imperial Tobacco Finance plc	3.750%	7/21/22	1,680	1,729
	Kaiser Foundation Hospitals	3.500%	4/1/22	285	294
	Kaiser Foundation Hospitals	3.150%	5/1/27	490	511
	Kaiser Foundation Hospitals	4.875%	4/1/42	365	447
	Kroger Co.	3.850%	8/1/23	270	285
	Kroger Co.	4.000%	2/1/24	540	573
	Medtronic Inc.	3.150%	3/15/22	664	683
	Medtronic Inc.	3.500%	3/15/25	566	606
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	310	357
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	280	325
	Merck & Co. Inc.	2.350%	2/10/22	790	800
	Merck & Co. Inc.	2.800%	5/18/23	1,175	1,211
	Merck & Co. Inc.	2.750%	2/10/25	1,210	1,250
	Merck & Co. Inc.	3.400%	3/7/29	1,470	1,588
	Merck & Co. Inc.	4.150%	5/18/43	760	898
	Merck & Co. Inc.	4.000%	3/7/49	1,915	2,229
	Mercy Health	4.302%	7/1/28	570	630
	Molson Coors Beverage Co.	3.500%	5/1/22	690	708
	Molson Coors Beverage Co.	3.000%	7/15/26	1,800	1,819
	New York & Presbyterian Hospital	4.024%	8/1/45	180	200
	Novartis Capital Corp.	3.400%	5/6/24	415	439
	Novartis Capital Corp.	4.400%	5/6/44	640	777
	Partners Healthcare System	3.443%	7/1/21	50	51
	PepsiCo Inc.	2.750%	3/5/22	670	684
	PepsiCo Inc.	2.375%	10/6/26	1,945	1,972
	PepsiCo Inc.	4.000%	3/5/42	845	961
	PepsiCo Inc.	3.450%	10/6/46	1,215	1,283
	Pfizer Inc.	3.000%	6/15/23	755	784
	Pfizer Inc.	3.000%	12/15/26	725	760
	Pfizer Inc.	3.450%	3/15/29	2,165	2,328
	Pfizer Inc.	4.100%	9/15/38	1,505	1,719
	Philip Morris International Inc.	4.500%	3/26/20	250	251
	Philip Morris International Inc.	4.125%	5/17/21	1,025	1,054
	Philip Morris International Inc.	2.500%	8/22/22	575	580
	Philip Morris International Inc.	2.625%	3/6/23	1,150	1,169
	Philip Morris International Inc.	3.600%	11/15/23	620	652
	Philip Morris International Inc.	3.375%	8/11/25	424	446
	Philip Morris International Inc.	4.875%	11/15/43	145	171
2	Procter & Gamble - Esop	9.360%	1/1/21	350	367
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	490	495
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	505	494
2	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	325	348
5	Roche Holdings Inc.	2.375%	1/28/27	1,650	1,655
	Sanofi	4.000%	3/29/21	1,130	1,159
5	Sigma Alimentos SA de CV	4.125%	5/2/26	510	534
	SSM Health Care Corp.	3.823%	6/1/27	940	994
	Unilever Capital Corp.	4.250%	2/10/21	2,805	2,880

	Energy (1.0%)
5	BG Energy Capital plc	4.000%	10/15/21	555	574
	BP Capital Markets America Inc.	4.500%	10/1/20	400	408
	BP Capital Markets America Inc.	3.245%	5/6/22	650	671
	BP Capital Markets plc	2.315%	2/13/20	160	160
	BP Capital Markets plc	3.062%	3/17/22	1,100	1,128
	BP Capital Markets plc	2.500%	11/6/22	500	509
	BP Capital Markets plc	3.994%	9/26/23	420	448
	BP Capital Markets plc	3.814%	2/10/24	1,700	1,814
	BP Capital Markets plc	3.506%	3/17/25	1,280	1,362
	Chevron Corp.	3.191%	6/24/23	1,235	1,284
	Cimarex Energy Co.	4.375%	6/1/24	927	976
	ConocoPhillips Co.	4.950%	3/15/26	115	132
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	470	486
	Dominion Energy Gas Holdings LLC	3.000%	11/15/29	585	581
	Dominion Energy Gas Holdings LLC	4.800%	11/1/43	125	139
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	1,603	1,740
	Energy Transfer Operating LP	5.250%	4/15/29	1,375	1,541
	Energy Transfer Partners LP	5.300%	4/15/47	155	165
	Enterprise Products Operating LLC	4.250%	2/15/48	730	787
	Exxon Mobil Corp.	2.726%	3/1/23	320	328
	Exxon Mobil Corp.	3.043%	3/1/26	225	236
	Exxon Mobil Corp.	2.275%	8/16/26	1,070	1,073
	Exxon Mobil Corp.	2.440%	8/16/29	735	739
	Exxon Mobil Corp.	4.114%	3/1/46	320	374
	Occidental Petroleum Corp.	2.700%	2/15/23	250	252
	Occidental Petroleum Corp.	3.400%	4/15/26	240	245
	Phillips 66 Partners LP	3.750%	3/1/28	1,525	1,585
5	Schlumberger Holdings Corp.	3.900%	5/17/28	807	857
5	Schlumberger Investment SA	2.400%	8/1/22	630	634
	Schlumberger Investment SA	3.650%	12/1/23	1,120	1,179
	Shell International Finance BV	4.125%	5/11/35	1,130	1,319
	Shell International Finance BV	5.500%	3/25/40	345	467
	Shell International Finance BV	4.375%	5/11/45	2,500	2,977
	Suncor Energy Inc.	5.950%	12/1/34	500	651
	Sunoco Logistics Partners Operations LP	5.350%	5/15/45	90	96
	Sunoco Logistics Partners Operations LP	5.400%	10/1/47	20	22
	Total Capital International SA	2.700%	1/25/23	885	904
	Total Capital International SA	3.750%	4/10/24	1,400	1,495
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,230
	TransCanada PipeLines Ltd.	4.875%	1/15/26	1,255	1,402

	Other Industrial (0.1%)
	Georgetown University	4.315%	4/1/49	205	246
2	Johns Hopkins University	4.083%	7/1/53	690	797
5	SBA Tower Trust	3.168%	4/11/22	1,330	1,345
5	SBA Tower Trust	3.448%	3/15/23	705	727
5	SBA Tower Trust	2.836%	1/15/25	725	729

	Technology (1.9%)
	Apple Inc.	3.000%	2/9/24	620	642
	Apple Inc.	3.450%	5/6/24	1,000	1,063
	Apple Inc.	2.850%	5/11/24	1,225	1,266
	Apple Inc.	2.750%	1/13/25	590	609
	Apple Inc.	3.250%	2/23/26	1,020	1,079
	Apple Inc.	2.450%	8/4/26	1,170	1,186
	Apple Inc.	3.350%	2/9/27	1,545	1,644
	Apple Inc.	3.200%	5/11/27	1,065	1,122
	Apple Inc.	2.900%	9/12/27	2,250	2,339
	Apple Inc.	3.850%	5/4/43	430	480
	Apple Inc.	4.450%	5/6/44	120	147
	Apple Inc.	3.850%	8/4/46	985	1,106
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	1,380	1,429
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	1,265	1,312
5	Broadcom Inc.	4.250%	4/15/26	170	180
	Cisco Systems Inc.	2.500%	9/20/26	431	439
	Fiserv Inc.	3.200%	7/1/26	655	678
	Intel Corp.	2.875%	5/11/24	800	830
	Intel Corp.	4.100%	5/19/46	1,360	1,563
	International Business Machines Corp.	3.375%	8/1/23	1,750	1,830
	International Business Machines Corp.	3.000%	5/15/24	2,500	2,589
	International Business Machines Corp.	3.300%	5/15/26	4,500	4,741
	International Business Machines Corp.	3.500%	5/15/29	2,975	3,193
	International Business Machines Corp.	5.875%	11/29/32	1,010	1,333
	Microsoft Corp.	3.625%	12/15/23	500	532
	Microsoft Corp.	2.875%	2/6/24	1,385	1,436
	Microsoft Corp.	2.700%	2/12/25	760	786
	Microsoft Corp.	3.125%	11/3/25	845	893
	Microsoft Corp.	2.400%	8/8/26	1,890	1,909
	Microsoft Corp.	3.500%	2/12/35	605	666
	Microsoft Corp.	3.450%	8/8/36	1,725	1,886
	Microsoft Corp.	4.100%	2/6/37	1,225	1,443

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Microsoft Corp.	4.450%	11/3/45	380	473
	Microsoft Corp.	3.700%	8/8/46	1,615	1,822
	Microsoft Corp.	4.250%	2/6/47	2,500	3,051
	Oracle Corp.	2.800%	7/8/21	375	380
	Oracle Corp.	2.500%	5/15/22	1,210	1,227
	Oracle Corp.	2.950%	11/15/24	2,190	2,270
	Oracle Corp.	2.950%	5/15/25	355	369
	Oracle Corp.	3.250%	11/15/27	3,065	3,241
	Oracle Corp.	4.000%	11/15/47	895	1,000
	QUALCOMM Inc.	2.600%	1/30/23	705	717
	QUALCOMM Inc.	2.900%	5/20/24	1,020	1,051
5	Tencent Holdings Ltd.	3.575%	4/11/26	200	208
5	Tencent Holdings Ltd.	3.595%	1/19/28	2,495	2,610
5	Tencent Holdings Ltd.	3.975%	4/11/29	925	995

	Transportation (0.5%)
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	565	580
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	1,630	1,731
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	250	298
2	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	608	640
	CSX Corp.	4.300%	3/1/48	445	500
	CSX Corp.	3.350%	9/15/49	415	408
5	ERAC USA Finance LLC	4.500%	8/16/21	325	337
5	ERAC USA Finance LLC	3.300%	10/15/22	40	41
5	ERAC USA Finance LLC	7.000%	10/15/37	1,150	1,619
5	ERAC USA Finance LLC	5.625%	3/15/42	340	422
2	Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	443	455
	FedEx Corp.	2.700%	4/15/23	255	259
	FedEx Corp.	4.100%	2/1/45	130	125
	FedEx Corp.	4.750%	11/15/45	361	380
	FedEx Corp.	4.550%	4/1/46	178	182
	FedEx Corp.	4.050%	2/15/48	48	46
	FedEx Corp.	4.950%	10/17/48	333	362
	Kansas City Southern	4.950%	8/15/45	480	563
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.450%	7/1/24	465	482
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	11/1/24	385	387
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	1,435	1,518
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.450%	1/29/26	925	997
2	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	225	237
	Union Pacific Corp.	3.700%	3/1/29	505	550
	Union Pacific Corp.	4.300%	3/1/49	625	715
	Union Pacific Corp.	3.799%	10/1/51	666	706
2	United Airlines 2018-1 Class B Pass Through Trust	4.600%	3/1/26	198	204
	United Parcel Service Inc.	2.450%	10/1/22	425	432
					335,242
Utilities (2.8%)
	Electric (2.4%)
	AEP Texas Inc.	4.150%	5/1/49	145	161
	AEP Texas Inc.	3.450%	1/15/50	380	380
	Alabama Power Co.	5.200%	6/1/41	120	147
	Alabama Power Co.	4.100%	1/15/42	215	230
	Alabama Power Co.	3.750%	3/1/45	630	661
	Alabama Power Co.	4.300%	7/15/48	775	893
	Ameren Illinois Co.	3.800%	5/15/28	590	643
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,192
	Ameren Illinois Co.	3.700%	12/1/47	140	148
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,160	1,597
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	1,490	1,872
	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	195	228
	Cleco Corporate Holdings LLC	3.743%	5/1/26	1,042	1,076
5	Cleco Corporate Holdings LLC	3.375%	9/15/29	405	402
	Commonwealth Edison Co.	2.950%	8/15/27	645	663
	Commonwealth Edison Co.	4.350%	11/15/45	375	435
	Commonwealth Edison Co.	3.650%	6/15/46	175	184
	Commonwealth Edison Co.	4.000%	3/1/48	480	534
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	980	1,143
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	76	82
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	1,835	2,193
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	680	787
	Delmarva Power & Light Co.	3.500%	11/15/23	305	319
	Dominion Energy Inc.	2.579%	7/1/20	640	642
	Dominion Energy Inc.	2.715%	8/15/21	450	453
5	Dominion Energy Inc.	2.450%	1/15/23	3,240	3,247
	Dominion Energy Inc.	5.250%	8/1/33	1,000	1,200
	Dominion Energy Inc.	4.600%	3/15/49	875	1,016
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	138	186
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	44	55
	Dominion Energy South Carolina Inc.	6.050%	1/15/38	1,260	1,695
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	95	122
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	202	238
	Dominion Energy South Carolina Inc.	5.100%	6/1/65	715	929
	DTE Energy Co.	3.800%	3/15/27	250	264
	Duke Energy Carolinas LLC	6.100%	6/1/37	391	530
	Duke Energy Carolinas LLC	3.700%	12/1/47	470	503
	Duke Energy Corp.	2.650%	9/1/26	315	315
	Duke Energy Corp.	3.400%	6/15/29	350	365
	Duke Energy Corp.	4.800%	12/15/45	1,200	1,417
	Duke Energy Corp.	3.750%	9/1/46	265	271
	Duke Energy Florida LLC	6.350%	9/15/37	200	278
	Duke Energy Progress LLC	6.300%	4/1/38	365	504
	Duke Energy Progress LLC	4.100%	3/15/43	118	131
	Duke Energy Progress LLC	4.200%	8/15/45	2,045	2,312
	Emera US Finance LP	3.550%	6/15/26	965	1,001
	Entergy Louisiana LLC	3.120%	9/1/27	410	424
	Evergy Inc.	2.450%	9/15/24	425	427
	Evergy Inc.	2.900%	9/15/29	600	596
	Eversource Energy	2.900%	10/1/24	690	704
	Eversource Energy	3.150%	1/15/25	110	113
	Eversource Energy	3.300%	1/15/28	400	412
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,269
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,224
	Florida Power & Light Co.	5.950%	2/1/38	785	1,074
	Florida Power & Light Co.	5.690%	3/1/40	675	912
	Florida Power & Light Co.	3.700%	12/1/47	480	529
	Fortis Inc.	3.055%	10/4/26	1,195	1,218
	Georgia Power Co.	5.400%	6/1/40	205	237
	Georgia Power Co.	4.750%	9/1/40	988	1,119
	Georgia Power Co.	4.300%	3/15/42	1,646	1,782
	Indiana Michigan Power Co.	4.250%	8/15/48	415	472
	Kansas City Power & Light Co.	4.200%	3/15/48	137	157
5	Massachusetts Electric Co.	5.900%	11/15/39	585	777
5	Metropolitan Edison Co.	4.300%	1/15/29	199	221
5	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	195	213
	MidAmerican Energy Co.	4.250%	5/1/46	45	53
	MidAmerican Energy Co.	4.250%	7/15/49	315	378
	MidAmerican Energy Co.	3.150%	4/15/50	1,390	1,372
5	Monongahela Power Co.	5.400%	12/15/43	135	173
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	415	428
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	1,040	1,070
	NextEra Energy Capital Holdings Inc.	2.403%	9/1/21	1,295	1,301
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	260	270
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	880	932
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	390	412
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	590	589
5	Niagara Mohawk Power Corp.	4.278%	12/15/28	1,000	1,112

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Northern States Power Co.	6.250%	6/1/36	2,000	2,745
2,5	Oglethorpe Power Corp.	6.191%	1/1/31	1,065	1,247
	Oglethorpe Power Corp.	5.950%	11/1/39	170	212
	Oglethorpe Power Corp.	4.550%	6/1/44	50	53
	Oglethorpe Power Corp.	4.250%	4/1/46	537	550
	Oglethorpe Power Corp.	5.050%	10/1/48	80	94
	Oglethorpe Power Corp.	5.250%	9/1/50	630	755
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	88
	PacifiCorp	6.250%	10/15/37	2,000	2,800
	PacifiCorp	4.150%	2/15/50	250	287
	Potomac Electric Power Co.	3.050%	4/1/22	460	469
	Potomac Electric Power Co.	6.500%	11/15/37	750	1,060
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	704
	San Diego Gas & Electric Co.	4.150%	5/15/48	500	547
	Sierra Pacific Power Co.	3.375%	8/15/23	850	883
	Sierra Pacific Power Co.	2.600%	5/1/26	221	222
	Southern California Edison Co.	2.400%	2/1/22	170	171
	Southern California Edison Co.	3.700%	8/1/25	90	95
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,240
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,703
	Southern California Edison Co.	6.050%	3/15/39	55	72
	Southern California Edison Co.	4.000%	4/1/47	195	204
	Southern California Edison Co.	4.125%	3/1/48	645	682
	Southern Co.	2.950%	7/1/23	1,280	1,303
	Southern Co.	4.400%	7/1/46	755	834
	Southwestern Electric Power Co.	6.200%	3/15/40	400	528
	Southwestern Public Service Co.	3.700%	8/15/47	102	107
	Virginia Electric & Power Co.	2.750%	3/15/23	690	701
	Virginia Electric & Power Co.	3.500%	3/15/27	435	462
	Westar Energy Inc.	3.250%	9/1/49	630	615
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	899

	Natural Gas (0.3%)
5	Boston Gas Co.	3.150%	8/1/27	140	145
5	Boston Gas Co.	3.001%	8/1/29	175	178
5	Brooklyn Union Gas Co.	3.407%	3/10/26	95	98
5	Brooklyn Union Gas Co.	4.273%	3/15/48	1,720	1,903
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	105	107
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	1,369	1,468
5	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	455	435
5	KeySpan Gas East Corp.	2.742%	8/15/26	670	668
	NiSource Finance Corp.	5.250%	2/15/43	390	472
	NiSource Finance Corp.	4.800%	2/15/44	1,355	1,554
	Sempra Energy	2.875%	10/1/22	750	763
	Sempra Energy	3.250%	6/15/27	1,095	1,121
	Sempra Energy	6.000%	10/15/39	600	779
	Southern California Gas Co.	2.600%	6/15/26	820	819

	Other Utility (0.1%)
	American Water Capital Corp.	2.950%	9/1/27	540	550
	American Water Capital Corp.	4.200%	9/1/48	810	913
					90,919
Total Corporate Bonds (Cost $644,994)					694,532
Sovereign Bonds (1.4%)
7	Canadian Treasury Bill	1.751%	1/6/20	945	728
5	Electricite de France SA	4.600%	1/27/20	1,200	1,202
5	Electricite de France SA	4.875%	9/21/38	2,400	2,797
5	Electricite de France SA	4.875%	1/22/44	50	58
5	Electricite de France SA	4.950%	10/13/45	400	465
	Equinor ASA	2.900%	11/8/20	1,410	1,422
	Equinor ASA	2.750%	11/10/21	850	864
	Equinor ASA	2.450%	1/17/23	382	388
	Equinor ASA	2.650%	1/15/24	360	368
	Equinor ASA	3.700%	3/1/24	640	682
	Equinor ASA	3.250%	11/10/24	795	837
	International Bank for Reconstruction & Development	4.750%	2/15/35	2,000	2,608
8	Japan	0.100%	1/15/20	86,750	798
9	Japan Bank for International Cooperation	2.250%	2/24/20	1,190	1,190
9	Japan Bank for International Cooperation	2.125%	6/1/20	882	883
9	Japan Bank for International Cooperation	2.125%	7/21/20	1,100	1,101
5,10	Kingdom of Saudi Arabia	2.375%	10/26/21	850	853
5,10	Kingdom of Saudi Arabia	2.875%	3/4/23	1,130	1,150
11	Korea Development Bank	2.500%	3/11/20	2,000	2,002
12	Province of Ontario	2.500%	4/27/26	2,150	2,201
13	Province of Quebec	2.500%	4/20/26	3,820	3,910
5	Saudi Arabian Oil Co.	3.500%	4/16/29	1,030	1,064
5	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	1,615	1,616
5	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	1,615	1,664
5	Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	850	863
5	Sinopec Group Overseas Development 2018 Ltd.	2.950%	11/12/29	1,165	1,169
5	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	1,550	1,563
5	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	775	812
5,14	State of Qatar	5.250%	1/20/20	1,665	1,668
5,14	State of Qatar	2.375%	6/2/21	1,590	1,594
5,14	State of Qatar	3.875%	4/23/23	1,985	2,096
5,14	State of Qatar	4.000%	3/14/29	851	949
5,14	State of Qatar	5.103%	4/23/48	820	1,048
5	Temasek Financial I Ltd.	2.375%	1/23/23	1,130	1,140
5	Temasek Financial I Ltd.	3.625%	8/1/28	1,025	1,128
Total Sovereign Bonds (Cost $42,628)					44,881
Taxable Municipal Bonds (1.7%)
	Atlanta GA Downtown Development Authority Revenue	6.875%	2/1/21	130	134
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	2.574%	4/1/31	350	348
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.263%	4/1/49	685	1,046
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	7.043%	4/1/50	1,025	1,664
	California GO	5.700%	11/1/21	185	198
	California GO	7.500%	4/1/34	155	233
	California GO	7.550%	4/1/39	675	1,083
	California GO	7.350%	11/1/39	2,000	3,072
	California GO	7.625%	3/1/40	35	56
	California GO	7.600%	11/1/40	700	1,156
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	215	281
	Chicago IL O’Hare International Airport Revenue	6.845%	1/1/38	530	532
	Chicago IL O’Hare International Airport Revenue	6.395%	1/1/40	245	352
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.200%	12/1/40	550	720
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.899%	12/1/40	825	1,115
	Chicago IL Transit Authority Transfer Tax Receipts Revenue	6.899%	12/1/40	1,780	2,405
	County of Broward FL Airport System Revenue	3.477%	10/1/43	300	301
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	750	1,069
	Foothill-Eastern California Transportation Corridor Agency	4.094%	1/15/49	295	295
15	Foothill-Eastern California Transportation Corridor Agency	3.924%	1/15/53	1,030	1,016

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	1,985	2,673
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	233	321
	Grand Parkway Transportation Corp. Texas System Toll Revenue	5.184%	10/1/42	1,015	1,300
	Houston TX GO	6.290%	3/1/32	400	482
	Illinois GO	5.100%	6/1/33	810	873
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	750	996
15	Kansas Development Finance Authority Revenue (Public Employees Retirement System)	5.501%	5/1/34	2,000	2,485
	Los Angeles CA Community College District GO	6.750%	8/1/49	180	296
	Maryland Transportation Authority Facilities Projects Revenue	5.888%	7/1/43	545	727
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.715%	8/15/39	1,000	1,320
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	3.395%	10/15/40	500	500
	Michigan Finance Authority Revenue (Trinity Health Credit Group)	3.084%	12/1/34	295	294
	Michigan Finance Authority Revenue (Trinity Health Credit Group)	3.384%	12/1/40	535	534
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	410	643
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	600	915
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.790%	6/15/41	25	25
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.790%	6/15/41	90	91
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.882%	6/15/44	15	22
	New York Metropolitan Transportation Authority Revenue	6.814%	11/15/40	70	99
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	325	509
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	6.089%	11/15/40	445	598
	New York State Dormitory Authority Revenue	3.142%	7/1/43	325	322
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.110%	2/15/39	640	640
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.190%	2/15/43	355	356
	New York State Thruway Authority	2.900%	1/1/35	490	488
	New York State Thruway Authority	3.500%	1/1/42	275	274
	New York State Urban Development Corp. Revenue	2.100%	3/15/22	2,315	2,320
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	1,480	2,322
	Oregon Department of Transportation Highway User Tax Revenue	5.834%	11/15/34	655	873
15	Oregon School Boards Association GO	5.528%	6/30/28	2,000	2,359
16	Philadelphia PA Authority for Industrial Development	6.550%	10/15/28	1,945	2,427
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	65	76
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	265	341
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	1,175	1,440
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	640	806
	Rutgers The State University of New Jersey	3.270%	5/1/43	350	346
	Sales Tax Securitization Corp. Illinois Revenue	4.787%	1/1/48	1,000	1,162
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	305	420
	University of California Regents Medical Center Revenue	3.063%	7/1/25	1,280	1,340
	University of California Regents Medical Center Revenue	6.548%	5/15/48	195	282
	University of California Regents Medical Center Revenue	6.583%	5/15/49	765	1,101
	University of California Revenue	3.349%	7/1/29	210	224
	University of California Revenue	4.601%	5/15/31	590	674
	University of California Revenue	5.770%	5/15/43	1,010	1,339
	University of California Revenue	4.765%	5/15/44	145	156
	University of California Revenue	3.931%	5/15/45	570	611
Total Taxable Municipal Bonds (Cost $47,778)					55,478

Shares
Temporary Cash Investments (0.7%)
Money Market Fund (0.0%)
17	Vanguard Market Liquidity Fund	1.816%	104	10

				Face
				Amount
				($000)
Repurchase Agreement (0.5%)
	RBS Securities, Inc. (Dated 12/31/19, Repurchase Value $17,101,000, collateralized by U.S.Treasury Note/Bond, 0.125%, 7/15/22, with a value of $17,442,000)	1.550%	1/2/20	17,100	17,100

Certificate of Deposit (0.1%)
7	Toronto-Dominion Bank (New York Branch)	2.000%	1/3/20	2,000	1,540

Commercial Paper (0.1%)
5,18	Boeing Co.	2.160%	2/26/20	2,640	2,631
	Ford Motor Credit Co. LLC	3.550%	5/1/20	1,100	1,091
					3,722
Total Temporary Cash Investments (Cost $22,340)					22,372
Total Investments (99.3%) (Cost $2,556,812)				3,242,593

Balanced Portfolio

Amount
($000)
Other Assets and Liabilities (0.7%)
Other Assets
Investment in Vanguard	144
Receivables for Investment Securities Sold	16,008
Receivables for Accrued Income	10,748
Receivables for Capital Shares Issued	1,781
Unrealized Appreciation—Forward Currency Contracts	1
Other Assets	192
Total Other Assets	28,874
Liabilities
Payables for Investment Securities Purchased	(1,514)
Payables for Capital Shares Redeemed	(1,274)
Payables to Vanguard	(2,055)
Variation Margin Payable—Futures Contracts	(6)
Unrealized Depreciation—Forward Currency Contracts	(35)
Other Liabilities	(80)
Total Liabilities	(4,964)
Net Assets (100%)
Applicable to 130,965,210 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,266,503
Net Asset Value Per Share	$24.94

At December 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	2,404,119
Total Distributable Earnings (Loss)	862,384
Net Assets	3,266,503

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
§	Security value determined using significant unobservable inputs.
1	Securities with a value of $313,000 have been segregated as initial margin for open futures contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2019.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the aggregate value of these securities was $198,472,000, representing 6.1% of net assets.
6	Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Face amount denominated in Canadian dollars.
8	Face amount denominated in Japanese yen.
9	Guaranteed by the Government of Japan.
10	Guaranteed by the Kingdom of Saudi Arabia.
11	Guaranteed by the Republic of Korea.
12	Guaranteed by the Providence of Ontario.
13	Guaranteed by Province of Quebec.
14	Guaranteed by the State of Qatar.
15	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
16	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
17	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
18	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2019, the value of these securities was $2,631,000, representing 0.1% of net assets.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

GO—General Obligation Bond.

LIBOR—London Interbank Offered Rate.

REMICS—Real Estate Mortgage Investment Conduits.

TBA—To Be Announced.

UMBS—Uniform Mortgage-Backed Securities.

Balanced Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
							($000)
							Value and
				Number of			Unrealized
				Long (Short)		Notional	Appreciation
		Expiration		Contracts		Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note		March 2020		268		31,787	(116)

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation)
Counterparty	Date	Receive		Deliver		($000)	($000)
J.P. Morgan Securities LLC	1/3/20	USD	1,511	CAD	2,000	—	(29)
J.P. Morgan Securities LLC	1/15/20	USD	800	JPY	86,750	1	—
Bank of America, N.A.	1/6/20	USD	721	CAD	945	—	(6)
						1	(35)

CAD—Canadian dollar.

JPY—Japanese yen.

USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

Balanced Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Dividends[1]	51,489
Interest	35,291
Securities Lending—Net	151
Total Income	86,931
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,555
Performance Adjustment	(90)
The Vanguard Group—Note C
Management and Administrative	4,447
Marketing and Distribution	271
Custodian Fees	31
Auditing Fees	32
Shareholders’ Reports	31
Trustees’ Fees and Expenses	3
Total Expenses	6,280
Net Investment Income	80,651
Realized Net Gain (Loss)
Investment Securities Sold[2]	104,128
Futures Contracts	141
Swap Contracts	(65)
Forward Currency Contracts	(451)
Foreign Currencies	(15)
Realized Net Gain (Loss)	103,738
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	419,579
Futures Contracts	119
Swap Contracts	3
Forward Currency Contracts	151
Foreign Currencies	15
Change in Unrealized Appreciation (Depreciation)	419,867
Net Increase (Decrease) in Net Assets Resulting from Operations	604,256

1	Dividends are net of foreign withholding taxes of $1,038,000.
2	Realized net gain (loss) and change in unrealized appreciation (depreciation) from an affiliated company of the fund were ($1,000) and ($1,000). Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	80,651	76,968
Realized Net Gain (Loss)	103,738	161,353
Change in Unrealized Appreciation (Depreciation)	419,867	(334,570)
Net Increase (Decrease) in Net Assets Resulting from Operations	604,256	(96,249)
Distributions
Net Investment Income	(80,367)	(68,274)
Realized Capital Gain[1]	(161,598)	(144,148)
Total Distributions	(241,965)	(212,422)
Capital Share Transactions
Issued	264,878	245,575
Issued in Lieu of Cash Distributions	241,965	212,422
Redeemed	(310,250)	(384,075)
Net Increase (Decrease) from Capital Share Transactions	196,593	73,922
Total Increase (Decrease)	558,884	(234,749)
Net Assets
Beginning of Period	2,707,619	2,942,368
End of Period	3,266,503	2,707,619

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $13,427,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Balanced Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.20	$24.80	$23.03	$22.32	$23.99
Investment Operations
Net Investment Income	.623[1]	.626[1]	.582[1]	.581	.576
Net Realized and Unrealized Gain (Loss) on Investments	4.105	(1.414)	2.648	1.713	(.548)
Total from Investment Operations	4.728	(.788)	3.230	2.294	.028
Distributions
Dividends from Net Investment Income	(.660)	(.582)	(.567)	(.576)	(.570)
Distributions from Realized Capital Gains	(1.328)	(1.230)	(.893)	(1.008)	(1.128)
Total Distributions	(1.988)	(1.812)	(1.460)	(1.584)	(1.698)
Net Asset Value, End of Period	$24.94	$22.20	$24.80	$23.03	$22.32

Total Return	22.48%	-3.41%	14.72%	11.01%	0.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,267	$2,708	$2,942	$2,554	$2,312
Ratio of Total Expenses to Average Net Assets[2]	0.21%	0.21%	0.23%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	2.68%	2.67%	2.49%	2.66%	2.53%
Portfolio Turnover Rate[3]	29%	36%	28%	33%	45%

1	Calculated based on average shares outstanding
1	Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.00%), (0.00%), (0.01%), and 0.00%.
3	Includes 8%, 2%, 0%, 0%, and 14% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Balanced Portfolio

Notes to Financial Statements

The Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2019, the portfolio’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Balanced Portfolio

4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended December 31, 2019, the portfolio’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of

Balanced Portfolio

prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended December 31, 2019, the portfolio’s average amounts of investments in credit protection purchased swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The portfolio had no open swap contracts at December 31, 2019.

6. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counter-parties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

7. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

8. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with

Balanced Portfolio

that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

9. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

10. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

11. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

12. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

13. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  Wellington Management Company LLP provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Barclays U.S. Credit A or Better Bond Index for the preceding three years. For the year ended December 31, 2019, the investment advisory fee represented an effective annual basic rate of 0.05% of the portfolio’s average net assets before a decrease of $90,000 (0.00%) based on performance.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees.

Balanced Portfolio

Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2019, the portfolio had contributed to Vanguard capital in the amount of $144,000, representing less than 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,893,594	240,869	—
U.S. Government and Agency Obligations	—	238,988	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	51,480	399
Corporate Bonds	—	694,532	—
Sovereign Bonds	—	44,881	—
Taxable Municipal Bonds	—	55,478	—
Temporary Cash Investments	10	22,362	—
Futures Contracts—Liabilities[1]	(6)	—	—
Forward Currency Contracts—Assets	—	1	—
Forward Currency Contracts—Liabilities	—	(35)	—
Total	1,893,598	1,348,556	399

1 Represents variation margin on the last day of the reporting period.

E.  At December 31, 2019, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Unrealized Appreciation—Forward Currency Contracts	—	1	—	1
Total Assets	—	1	—	1

Variation Margin Payable—Futures Contracts	(6)	—	—	(6)
Unrealized Depreciation—Forward Currency Contracts	—	(35)	—	(35)
Total Liabilities	(6)	(35)	—	(41)

Balanced Portfolio

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2019, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	141	—	—	141
Swap Contracts	—	—	(65)	(65)
Forward Currency Contracts	—	(451)	—	(451)
Realized Net Gain (Loss) on Derivatives	141	(451)	(65)	(375)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	119	—	—	119
Swap Contracts	—	—	3	3
Forward Currency Contracts	—	151	—	151
Change in Unrealized Appreciation (Depreciation) on Derivatives	119	151	3	273

F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; and the realization of unrealized gains or losses on certain futures contracts and forward currency contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	79,973
Undistributed Long-Term Gains	98,697
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	685,140

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,557,469
Gross Unrealized Appreciation	710,745
Gross Unrealized Depreciation	(25,622)
Net Unrealized Appreciation (Depreciation)	685,123

G.  During the year ended December 31, 2019, the portfolio purchased $618,313,000 of investment securities and sold $624,282,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $279,934,000 and $240,716,000, respectively.

Balanced Portfolio

H.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	11,351	10,418
Issued in Lieu of Cash Distributions	10,988	9,268
Redeemed	(13,353)	(16,340)
Net Increase (Decrease) in Shares Outstanding	8,986	3,346

At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 73% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.

I.  Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Balanced Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for corporate shareholders only for Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $161,598,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 44.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Balanced Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Credit A or Better Bond Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Balanced Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Balanced Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Balanced Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Balanced Portfolio or the owners of the Balanced Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Balanced Portfolio. Investors acquire the Balanced Portfolio from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Balanced Portfolio. The Balanced Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Balanced Portfolio or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Balanced Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Balanced Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Balanced Portfolio or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Balanced Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Balanced Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Balanced Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE BALANCED PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

Capital Growth Portfolio

Your Portfolio’s Performance at a Glance

•   For the 12 months ended December 31, 2019, the Capital Growth Portfolio of Vanguard Variable Insurance Fund returned 26.50%, trailing the 31.49% return of its benchmark, the Standard & Poor’s 500 Index.

•   Stocks and bonds recorded their best results in years. Stocks benefited from accommodative monetary policies implemented by the Federal Reserve and other major central banks. Less-risky assets such as bonds also attracted investors as the U.S.-China trade conflict fueled global economic growth concerns.

•   The portfolio benefited from its underweight to energy and consumer staples. Positive selection in consumer discretionary also produced positive results. The portfolio’s positions in industrials, health care, information technology, and communication services detracted from relative performance.

•   Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Market Barometer
		Average Annual Total Returns
	Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Capital Growth Portfolio

Advisor’s Report

For the 12 months ended December 31, 2019, the Capital Growth Portfolio of Vanguard Variable Insurance Fund returned 26.50%, trailing the 31.49% return of its benchmark, the unmanaged Standard & Poor’s 500 Index. Relative to the S&P 500, the portfolio’s sector allocation and stock selection detracted from performance. The portfolio’s health care overweight and modest cash holdings presented headwinds. Unfavorable stock selection in information technology and industrials also detracted from relative results.

Investment environment

The American economy’s decade-long expansion moderated somewhat in 2019, demonstrating signs of late-cycle fatigue amid a broader global slowdown. Consumer spending generally remained healthy, bolstered by continued labor market strength and increases in households’ net worth, and consumer confidence remained elevated. But business investment weakened during the year, a notable reversal from year-earlier conditions, and trade-driven uncertainty hurt business confidence. Other major economies slowed, particularly in Europe and China, while U.S.-China relations were unusually volatile because of economic and political disputes. The Federal Reserve responded to the unease with three interest rate cuts, an about-face from the prior year’s tightening campaign.

The equity market proved especially resilient in the face of this uncertainty and finished the period near record highs. The S&P 500’s strong return defied a sharp deceleration in corporate earnings throughout the year, as the latest estimate of 1% earnings growth for the S&P 500 Index in 2019 is well below the original expectations for double-digit growth. Indeed, the index’s current earnings forecast for 2020 is only modestly above year-ago expectations for 2019 earnings, which implies that forward valuations climbed in tandem with the market’s ascent.

Cyclical sectors generally performed well, with information technology (+50.3%) leading the way. Communication services (+33.1%) and financials (+32.1%) also performed well. Commodity-oriented sectors lagged, despite a healthy 35% climb in the price of West Texas Intermediate crude oil, as energy (+11.8%) and materials (+24.5%) both underperformed the benchmark as a whole amid a weakening in the global industrial economy. Health care (+20.8%) also lagged, beset by intensifying political scrutiny early in the year.

Outlook for U.S. equities

Our view tilts slightly toward caution, a view that has admittedly been misplaced in recent months. The S&P 500 is near record highs despite a moderation in economic activity. The market’s absolute valuation is elevated. The S&P 500’s price/ earnings (P/E) ratio, based on expected profits, is 18.2 times—relative to its 20-year average forward P/E of 15.5 times. This valuation is perhaps reasonable given current bond yields (1.92% on the 10-year U.S. Treasury note), but we are less comfortable with the apparent divergence between equity market performance and underlying economic activity. In August, the 10-year Treasury yield briefly dipped below that of the 2-year Treasury yield, an inversion notorious as a harbinger of recession. Financial conditions have improved somewhat since then, but market sentiment is decidedly sanguine in the face of mixed fundamentals.

Similarly, confidence in a U.S.-China trade resolution has increased, with a “phase one” deal signed in January, even as political crises percolate—impeachment for the U.S. and Hong Kong unrest for China. We have long been hopeful that trade-inspired geopolitical risks would subside, but so far we have observed mostly false starts and provocation. American domestic political rancor has likewise escalated, with hyper-partisanship effectively paralyzing the federal government’s legislative and executive branches for the indefinite future as the 2020 election looms. Most recently, U.S.-Iran hostility dramatically spiked before settling into a fragile detente.

Despite the relentless uncertainty, we nonetheless remain believers in America’s economic engine, the free-enterprise system. This fundamental faith undergirds and informs our desire to own U.S. equities over the long term. Our largest sector positions continue to be in information technology and health care, where the development of innovative technologies and therapies is not tied to near-term economic prospects. But we also invest in companies and industries, such as semiconductors and airlines, that are more cyclical. These companies rely heavily on global economic growth.

Portfolio update

We maintained large overweight positions in information technology, health care, and industrial stocks. These sectors constituted 69% of average assets compared with their 45% combined weighting in the S&P 500. The portfolio was approximately equal-weighted in consumer discretionary, at 9% of average assets compared with the 10% index weighting. We maintained an underweight position in all other sectors, particularly energy, financials, and communication services. The portfolio had limited or no exposure to several smaller sectors, including materials, real estate, and utilities.

Modest cash holdings weighed on relative performance during the year given the market’s sharp rise, and our meaningful health care overweight also proved unhelpful. Our information technology overweight position and energy underweight position provided a partial offset.

Unfavorable stock selection—in particular, weak selection in the information technology, health care, and industrial sectors—drove most of the portfolio’s underperformance during the period. In information technology, several standout performers, including KLA (+104%) and

Capital Growth Portfolio

Micron (+69%), could not compensate for the portfolio’s negligible ownership of index heavyweight Apple (+89%). In industrials, FedEx (–5%) was the primary detractor, but several airlines also dragged on relative results, including American (–10%), United (+5%), and Southwest (+18%).

Advisor perspectives

We routinely discuss portfolio positioning within the framework of the S&P 500 sectors. For instance, our overweight sector allocations have for some time included information technology, health care, and industrials. We also occasionally discuss portfolio structure more thematically. For example, we highlight our preference for “mind”—technology, innovation, and the like—over “matter”— commodities and other real assets.

Another way to frame our exposures is via high-level categories such as defensive, growth/cyclical, and commodity-linked stocks. For instance, our aggregate portfolio weighting in the defensive sectors, which include health care, consumer staples, real estate, and utilities, is comparable to that of the S&P 500. Our actual underlying ownership in this bucket, however, is heavily skewed toward health care. We believe our portfolio has credible defensive qualities even if it’s achieved in this unorthodox fashion, and we prefer pharmaceutical and biotech companies—and, in particular, the unsung potential of novel drugs—to various businesses tied to food and other staples. At the end of the period, the health care sector traded at a more attractive absolute and relative valuation (16.2 times forward P/E, in line with its 16.2 times 20-year average) than its defensive sector peers, including consumer staples (20.2 times versus 16.8 times) and utilities (19.9 times versus 14.5 times).

In the two other buckets, the story is similar: comparable exposure at the aggregate level, but significant differentiation beneath the surface. In growth/cyclical, which houses our information technology overweight position, our ownership of the market’s putative technology leaders—Facebook, Apple, Amazon, Netflix, and Google/ Alphabet (FAANG)—has, with the exception of Google/Alphabet, materially lagged the market weighting of these stocks. We instead own semiconductor and other technology hardware and software companies with secular (and cyclical) growth trajectories at a valuation discount to the typical FAANG premium.

In the commodity-linked sectors (energy, materials, and industrials), our slight overweight is somewhat misleading, as our ownership—principally commodity-consuming industrial companies—stands in contrast to the bucket’s bias toward the commodities. Avoiding the commodity producers has generally served us well in recent years; that said, the portfolio has derived no obvious benefit from its substantial exposure to commodities on the cost side of the ledger. In industrials, for instance, our allocation to airlines again underperformed the market despite solid fundamentals amid a long-term moderation in crude oil prices; we continue to see exceptional value in this industry.

Conclusion

In the end, a differentiated portfolio guarantees only divergence, not outperformance. The portfolio’s disappointing year reaffirms this, with weak stock selection serving as the primary culprit for our underperformance, as many of the portfolio’s idiosyncratic, bottom-up features directly contributed to poor relative results. Despite this, we are optimistic that our portfolio—along with its company-specific trajectories— features an attractive combination of secular growth and reasonable valuations, and we are hopeful it will outperform in the years ahead.

PRIMECAP Management Company

January 14, 2020

Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,127.21	$1.82
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.49	1.73

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2009–December 31, 2019

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Capital Growth Portfolio	26.50%	12.87%	14.54%	$38,865
S&P 500 Index	31.49	11.70	13.56	35,666

See Financial Highlights for dividend and capital gains information.

Capital Growth Portfolio

Sector Diversification

As of December 31, 2019

Communication Services	5.4%
Consumer Discretionary	10.3
Energy	1.4
Financials	9.0
Health Care	26.1
Industrials	17.8
Information Technology	29.6
Materials	0.4

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Capital Growth Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (95.6%)
Communication Services (5.2%)
*	Alphabet Inc. Class C	29,620	39,603
*	Alphabet Inc. Class A	29,500	39,512
	Walt Disney Co.	69,400	10,037
	Activision Blizzard Inc.	160,300	9,525
	Comcast Corp. Class A	43,900	1,974
*	Charter Communications Inc. Class A	2,900	1,407
			102,058
Consumer Discretionary (9.8%)
*	Alibaba Group Holding Ltd. ADR	231,800	49,165
	Sony Corp. ADR	494,400	33,619
	Ross Stores Inc.	213,900	24,902
	Whirlpool Corp.	116,000	17,113
	TJX Cos. Inc.	254,600	15,546
	Carnival Corp.	209,400	10,644
	Royal Caribbean Cruises Ltd.	78,000	10,414
*	Amazon.com Inc.	5,400	9,978
*,^	Mattel Inc.	669,500	9,072
*,^	Tesla Inc.	14,400	6,024
	L Brands Inc.	238,300	4,318
	eBay Inc.	46,800	1,690
	Marriott International Inc. Class A	11,100	1,681
			194,166
Energy (1.3%)
	Pioneer Natural Resources Co.	64,200	9,718
	Hess Corp.	131,200	8,765
	EOG Resources Inc.	43,200	3,618
	Schlumberger Ltd.	45,700	1,837
	Noble Energy Inc.	49,700	1,235
*	Transocean Ltd.	169,200	1,164
			26,337
Financials (8.6%)
	Wells Fargo & Co.	837,400	45,052
	JPMorgan Chase & Co.	307,000	42,796
	Charles Schwab Corp.	461,000	21,925
	Bank of America Corp.	549,000	19,336
	Marsh & McLennan Cos. Inc.	170,700	19,018
	Discover Financial Services	82,500	6,998
	US Bancorp	81,300	4,820
	CME Group Inc.	20,400	4,095
	Citigroup Inc.	41,900	3,347
	Progressive Corp.	44,500	3,221
			170,608
Health Care (25.0%)
	Eli Lilly & Co.	651,871	85,676
*	Biogen Inc.	264,200	78,396
	Amgen Inc.	297,771	71,784
	AstraZeneca plc ADR	791,400	39,459
*	Boston Scientific Corp.	847,702	38,333
	Novartis AG ADR	397,550	37,644
	Roche Holding AG	91,677	29,795
	Thermo Fisher Scientific Inc.	69,500	22,579
	Bristol-Myers Squibb Co.	242,600	15,573
	Medtronic plc	117,200	13,296
*	BioMarin Pharmaceutical Inc.	141,900	11,998
	Abbott Laboratories	134,400	11,674
*	Elanco Animal Health Inc.	348,916	10,276
	CVS Health Corp.	82,600	6,136
1	Siemens Healthineers AG	96,400	4,621
	Zimmer Biomet Holdings Inc.	30,000	4,490
*	Alcon Inc.	70,410	3,983
	Merck & Co. Inc.	36,200	3,292
	Agilent Technologies Inc.	26,500	2,261
	Sanofi ADR	36,800	1,847
			493,113
Industrials (17.0%)
	Southwest Airlines Co.	978,150	52,801
	Airbus SE	296,100	43,457
	FedEx Corp.	266,400	40,282
*	United Airlines Holdings Inc.	455,700	40,143
	Siemens AG	298,111	38,931
	Caterpillar Inc.	153,500	22,669
	Delta Air Lines Inc.	334,000	19,532
	American Airlines Group Inc.	543,900	15,599
	Union Pacific Corp.	59,200	10,703
	Alaska Air Group Inc.	143,000	9,688
	Honeywell International Inc.	53,600	9,487
	Boeing Co.	25,550	8,323
	United Parcel Service Inc. Class B	47,850	5,601
	United Technologies Corp.	31,500	4,718
	Textron Inc.	102,000	4,549
	TransDigm Group Inc.	5,000	2,800
	CSX Corp.	34,200	2,475
	Deere & Co.	12,400	2,149
	Pentair plc	23,700	1,087
	nVent Electric plc	23,700	606
			335,600
Information Technology (28.3%)
*	Adobe Inc.	308,100	101,614
	Microsoft Corp.	604,600	95,345
	Texas Instruments Inc.	556,400	71,381
*	Micron Technology Inc.	885,400	47,617
	QUALCOMM Inc.	326,800	28,834
	KLA Corp.	142,600	25,407
	Intel Corp.	403,500	24,149
	NetApp Inc.	336,100	20,922
	Telefonaktiebolaget LM Ericsson ADR	2,085,100	18,307
	Hewlett Packard Enterprise Co.	1,140,550	18,089
	HP Inc.	809,250	16,630
	Cisco Systems Inc.	327,100	15,688
	Intuit Inc.	48,600	12,730
	NVIDIA Corp.	54,000	12,706
	Analog Devices Inc.	86,800	10,315
	Visa Inc. Class A	46,000	8,643
	Oracle Corp.	161,300	8,546
	Corning Inc.	127,350	3,707
	Apple Inc.	12,500	3,671
*	PayPal Holdings Inc.	31,700	3,429
	Entegris Inc.	46,900	2,349
	DXC Technology Co.	57,461	2,160
	Plantronics Inc.	71,650	1,959
*	BlackBerry Ltd.	195,800	1,257
	Micro Focus International plc ADR	72,667	1,020
*	Dell Technologies Inc.	18,447	948
	Perspecta Inc.	28,730	760
			558,183
Materials (0.4%)
	Albemarle Corp.	63,900	4,667
	DuPont de Nemours Inc.	23,866	1,532
	Dow Inc.	23,866	1,306
	Corteva Inc.	23,866	706
			8,211
Total Common Stocks (Cost $1,095,556)			1,888,276
Temporary Cash Investment (5.1%)
Money Market Fund (5.1%)
2,3	Vanguard Market Liquidity Fund, 1.816% (Cost $101,624)	1,016,003	101,611
Total Investments (100.7%) (Cost $1,197,180)			1,989,887

			Amount
			($000)
Other Assets and Liabilities (-0.7%)
Other Assets			23,813
Liabilities[3]			(37,980)
			(14,167)
Net Assets (100%)
Applicable to 48,477,319 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			1,975,720
Net Asset Value Per Share			$40.76

Capital Growth Portfolio

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,888,276
Affiliated Issuers	101,611
Total Investments in Securities	1,989,887
Investment in Vanguard	87
Receivables for Investment Securities Sold	21,303
Receivables for Accrued Income	2,138
Receivables for Capital Shares Issued	285
Total Assets	2,013,700
Liabilities
Payables for Investment Securities Purchased	28,490
Collateral for Securities on Loan	6,348
Payables for Capital Shares Redeemed	1,785
Payables to Vanguard	1,357
Total Liabilities	37,980
Net Assets	1,975,720

At December 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	1,101,963
Total Distributable Earnings (Loss)	873,757
Net Assets	1,975,720

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,163,000.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the value of this security represented 0.2% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $6,348,000 was received for securities on loan.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Growth Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Dividends[1]	27,842
Interest[2]	2,872
Securities Lending—Net	93
Total Income	30,807
Expenses
Investment Advisory Fees—Note B	2,698
The Vanguard Group—Note C
Management and Administrative	3,150
Marketing and Distribution	211
Custodian Fees	9
Auditing Fees	30
Shareholders’ Reports	15
Trustees’ Fees and Expenses	2
Total Expenses	6,115
Net Investment Income	24,692
Realized Net Gain (Loss)
Investment Securities Sold[2]	58,486
Foreign Currencies	(13)
Realized Net Gain (Loss)	58,473
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	336,511
Foreign Currencies	9
Change in Unrealized Appreciation (Depreciation)	336,520
Net Increase (Decrease) in Net Assets Resulting from Operations	419,685

1	Dividends are net of foreign withholding taxes of $627,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $2,872,000, $5,000, and $12,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,692	19,251
Realized Net Gain (Loss)	58,473	47,961
Change in Unrealized Appreciation (Depreciation)	336,520	(101,916)
Net Increase (Decrease) in Net Assets Resulting from Operations	419,685	(34,704)
Distributions
Net Investment Income	(19,835)	(13,245)
Realized Capital Gain[1]	(48,481)	(41,571)
Total Distributions	(68,316)	(54,816)
Capital Share Transactions
Issued	222,383	433,119
Issued in Lieu of Cash Distributions	68,316	54,816
Redeemed	(262,062)	(218,735)
Net Increase (Decrease) from Capital Share Transactions	28,637	269,200
Total Increase (Decrease)	380,006	179,680
Net Assets
Beginning of Period	1,595,714	1,416,034
End of Period	1,975,720	1,595,714

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $1,053,000 and $420,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$33.49	$35.12	$28.36	$26.64	$27.15
Investment Operations
Net Investment Income	.503[1]	.429[1]	.366[1]	.374	.310
Net Realized and Unrealized Gain (Loss) on Investments	8.182	(.754)	7.580	2.362	.391
Total from Investment Operations	8.685	(.325)	7.946	2.736	.701
Distributions
Dividends from Net Investment Income	(.411)	(.315)	(.371)	(.318)	(.301)
Distributions from Realized Capital Gains	(1.004)	(.990)	(.815)	(.698)	(.910)
Total Distributions	(1.415)	(1.305)	(1.186)	(1.016)	(1.211)
Net Asset Value, End of Period	$40.76	$33.49	$35.12	$28.36	$26.64

Total Return	26.50%	-1.18%	28.83%	10.84%	2.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,976	$1,596	$1,416	$964	$894
Ratio of Total Expenses to Average Net Assets	0.34%	0.34%	0.36%	0.36%	0.36%
Ratio of Net Investment Income to Average Net Assets	1.37%	1.18%	1.16%	1.44%	1.21%
Portfolio Turnover Rate	5%	6%	7%	5%	5%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Growth Portfolio

Notes to Financial Statements

The Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

Capital Growth Portfolio

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2019, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2019, the portfolio had contributed to Vanguard capital in the amount of $87,000, representing less than 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,771,472	116,804	—
Temporary Cash Investments	101,611	—	—
Total	1,873,083	116,804	—

Capital Growth Portfolio

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	24,391
Undistributed Long-Term Gains	57,103
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	792,719

As of December 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,197,180
Gross Unrealized Appreciation	848,959
Gross Unrealized Depreciation	(56,252)
Net Unrealized Appreciation (Depreciation)	792,707

F.  During the year ended December 31, 2019, the portfolio purchased $125,087,000 of investment securities and sold $84,367,000 of investment securities, other than temporary cash investments.

G.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	6,109	11,899
Issued in Lieu of Cash Distributions	1,900	1,525
Redeemed	(7,186)	(6,095)
Net Increase (Decrease) in Shares Outstanding	823	7,329

At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 48% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.

H.  Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Capital Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Capital Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for corporate shareholders only for Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $47,429,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 89.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Conservative Allocation Portfolio

Your Portfolio’s Performance at a Glance

•   For the 12 months ended December 31, 2019, the Conservative Allocation Portfolio returned 15.83%, in line with the 16.35% return of its composite index after factoring in the portfolio’s expenses.

•   Stocks and bonds recorded their best results in years. Stocks benefited from accommodative monetary policies implemented by the Federal Reserve and other major central banks. Safer assets such as bonds also attracted investors as the U.S.-China trade conflict fueled global economic growth concerns.

•   The portfolio targets an asset allocation of approximately 60% bonds and 40% stocks through these holdings: Vanguard Variable Insurance Fund (VVIF) Total Bond Market Index Portfolio, VVIF Equity Index Portfolio, Vanguard Total International Bond Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Extended Market Index Fund.

•   The Total Bond Market Index Portfolio returned almost 9%, and the Total International Bond Index Fund returned nearly 8%. The Equity Index Portfolio returned about 31%, the Extended Market Index Fund about 28%, and the Total International Stock Fund more than 21%.

•   Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Market Barometer

		Average Annual Total Returns
		Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Conservative Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Conservative Allocation Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,050.28	$0.67
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	$0.66

The calculations are based on the Conservative Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Conservative Allocation Portfolio’s annualized expense figure for that period is 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/365).

Conservative Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/19/2011)	Investment
Conservative Allocation Portfolio	15.83%	5.77%	6.86%	$17,234
Conservative Allocation Composite Index	16.35	6.02	7.08	17,528
Dow Jones U.S. Total Stock Market Float Adjusted Index	30.90	11.18	14.82	31,055

Conservative Allocation Composite Index: Weighted 48% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index as of June 3, 2013. Previously, the composite was weighted 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013.

“Since Inception” performance is calculated from the portfolio’s inception date for both the portfolio and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

Conservative Allocation Portfolio

Underlying Vanguard Funds

As of December 31, 2019

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio	41.8%
Vanguard Variable Insurance Fund Equity Index Portfolio	20.3
Vanguard Total International Bond Index Fund Admiral Shares	17.8
Vanguard Total International Stock Index Fund Admiral Shares	16.1
Vanguard Extended Market Index Fund Admiral Shares	4.0

Conservative Allocation Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (24.3%)
Vanguard Variable Insurance Fund—Equity Index Portfolio		1,805,023	86,099
Vanguard Extended Market Index Fund Admiral Shares		177,406	16,962
			103,061
International Stock Fund (16.1%)
Vanguard Total International Stock Index Fund Admiral Shares		2,297,209	68,618

U.S. Bond Fund (41.8%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio		14,529,229	177,402

International Bond Fund (17.8%)
Vanguard Total International Bond Index Fund Admiral Shares		3,346,906	75,707
Total Investment Companies (Cost $396,328)			424,788
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1	Vanguard Market Liquidity Fund, 1.816% (Cost $0)	1	—
Total Investments (100.0%) (Cost $396,328)			424,788
Other Assets and Liabilities (0.0%)
Other Assets			143
Liabilities			(111)
			32
Net Assets (100%)
Applicable to 16,015,542 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			424,820
Net Asset Value Per Share			$26.53

			Amount
			($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds			424,788
Receivables for Capital Shares Issued			143
Total Assets			424,931
Liabilities
Payables for Investment Securities Purchased			8
Payables for Capital Shares Redeemed			90
Other Liabilities			13
Total Liabilities			111
Net Assets			424,820

At December 31, 2019, net assets consisted of:
			Amount
			($000)
Paid-in Capital			380,826
Total Distributable Earnings (Loss)			43,994
Net Assets			424,820

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Conservative Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	9,654
Net Investment Income—Note B	9,654
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,713
Affiliated Funds Sold	4,651
Realized Net Gain (Loss)	6,364
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	36,711
Net Increase (Decrease) in Net Assets Resulting from Operations	52,729

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,654	7,418
Realized Net Gain (Loss)	6,364	7,997
Change in Unrealized Appreciation (Depreciation)	36,711	(25,149)
Net Increase (Decrease) in Net Assets Resulting from Operations	52,729	(9,734)
Distributions
Net Investment Income	(7,812)	(6,271)
Realized Capital Gain[1]	(8,058)	(6,817)
Total Distributions	(15,870)	(13,088)
Capital Share Transactions
Issued	94,274	74,458
Issued in Lieu of Cash Distributions	15,870	13,088
Redeemed	(43,396)	(49,700)
Net Increase (Decrease) from Capital Share Transactions	66,748	37,846
Total Increase (Decrease)	103,607	15,024
Net Assets
Beginning of Period	321,213	306,189
End of Period	424,820	321,213

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $90,000 and $284,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Conservative Allocation Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$24.02	$25.84	$24.22	$23.72	$24.44
Investment Operations
Net Investment Income[1]	.660	.581	.592	.527	.470
Capital Gain Distributions Received[1]	.117	.100	.203	.128	.201
Net Realized and Unrealized Gain (Loss) on Investments	2.921	(1.417)	1.769	.728	(.611)
Total from Investment Operations	3.698	(.736)	2.564	1.383	.060
Distributions
Dividends from Net Investment Income	(.585)	(.519)	(.500)	(.407)	(.387)
Distributions from Realized Capital Gains	(.603)	(.565)	(.444)	(.476)	(.393)
Total Distributions	(1.188)	(1.084)	(.944)	(.883)	(.780)
Net Asset Value, End of Period	$26.53	$24.02	$25.84	$24.22	$23.72

Total Return	15.83%	-2.98%	10.89%	6.02%	0.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$425	$321	$306	$233	$199
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.14%	0.16%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.61%	2.33%	2.38%	2.20%	1.95%
Portfolio Turnover Rate	10%	18%	19%	14%	15%

1	Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Conservative Allocation Portfolio

Notes to Financial Statements

The Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2019, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Conservative Allocation Portfolio

C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At December 31, 2019, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	9,841
Undistributed Long-Term Gains	5,693
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	28,460

As of December 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	396,328
Gross Unrealized Appreciation	29,437
Gross Unrealized Depreciation	(977)
Net Unrealized Appreciation (Depreciation)	28,460

E.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	3,717	2,995
Issued in Lieu of Cash Distributions	651	527
Redeemed	(1,725)	(2,000)
Net Increase (Decrease) in Shares Outstanding	2,643	1,522

At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 89% of the portfolio’s net assets.

Conservative Allocation Portfolio

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Dec, 31,		Proceeds	Realized				Dec. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	2	—	—
Vanguard Extended Market Index Fund	12,932	2,587	1,996	575	2,864	211	—	16,962
Vanguard Variable Insurance Fund—Equity Index Portfolio	65,384	17,547	13,952	2,782	14,338	1,308	1,713	86,099
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	132,862	48,609	12,823	409	8,345	3,778	—	177,402
Vanguard Total International Bond Index Fund	57,503	17,365	1,443	159	2,123	2,396	—	75,707
Vanguard Total International Stock Index Fund	52,082	14,861	8,092	726	9,041	1,959	—	68,618
Total	320,763	100,969	38,306	4,651	36,711	9,654	1,713	424,788

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.  Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Conservative Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Conservative Allocation Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for corporate shareholders only for Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $7,968,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 13.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The portfolio designates to shareholders foreign source income of $4,365,000 and foreign taxes paid of $149,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2020 to determine the calendar-year amounts to be included on their 2019 tax returns.

Conservative Allocation Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Conservative Allocation Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Conservative Allocation Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Conservative Allocation Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Conservative Allocation Portfolio or the owners of the Conservative Allocation Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Conservative Allocation Portfolio. Investors acquire the Conservative Allocation Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Conservative Allocation Portfolio. The Conservative Allocation Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Conservative Allocation Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Conservative Allocation Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Conservative Allocation Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Conservative Allocation Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Conservative Allocation Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Conservative Allocation Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Conservative Allocation Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE CONSERVATIVE ALLOCATION PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

Diversified Value Portfolio

Your Portfolio’s Performance at a Glance

•   The Diversified Value Portfolio of Vanguard Variable Insurance Fund returned 25.70% for the 12 months ended December 31, 2019, trailing the 26.54% return of its benchmark, the Russell 1000 Value Index. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

•   The broad U.S. stock market, as measured by the Russell 3000 Index, climbed 31% for the year. Global stock prices rose amid optimism that U.S.-China trade tensions were easing and that a trade deal might be signed in early 2020. Inversions of the U.S. Treasury yield curve, historically a signal of recession, raised concerns midway through the year. But the yield curve returned to its normal pattern in the second half as the Federal Reserve cut short-term interest rates three times in 2019.

•   Growth stocks outperformed their value counterparts, while large- and mid-capitalization stocks surpassed small-caps.

•   Returns were positive in nine of the portfolio’s 11 sectors. The advisor’s holdings in information technology, industrials, and consumer discretionary contributed most to relative performance. Consumer staples, health care, and materials were the biggest net detractors.

•   Over the decade ended December 31, 2019, the portfolio’s average annualized return trailed that of its benchmark.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned 25.70% for the 12 months ended December 31, 2019, below the 26.54% return of its benchmark, the Russell 1000 Value Index.

Change in investment advisors

In December 2019, Vanguard announced changes to the advisory firms managing the Diversified Value Portfolio. Barrow, Hanley, Mewhinney & Strauss, LLC, no longer serves as an advisor to the portfolio. The portfolio has adopted a multi-manager approach, with Lazard Asset Management LLC and Hotchkis and Wiley Capital Management, LLC, each managing a portion of its assets. As a result of the advisor changes, turnover in the portfolio increased to 117% for the 2019 fiscal year from 18% the prior year, because of higher purchase and sales activity in November and December. The performance commentary in this Advisor’s Report reflects the performance during the portion of the 2019 fiscal year while Barrow Hanley was managing the portfolio. Vanguard Equity Index Group managed the portfolio during the transition to the new advisors. This report was prepared on January 24, 2020.

The investment environment

U.S. and global stock markets advanced broadly over the 12 months ended December 31, 2019, amid signs of easing in U.S.-China trade tensions and an end to the Brexit impasse, even though concerns remained about slowing global growth and geopolitical flare-ups.

U.S. gross domestic product, the broadest measure of economic activity, expanded in the first quarter of 2019 at an annual rate of about 3%, after adjusting for inflation. The pace then slowed amid fading effects from tax cuts, weaker business confidence, and trade disputes. The labor market remained robust even as job creation eased a little. The unemployment rate continued to trend lower, falling to 3.5% by late 2019, which helped keep consumers spending.

Inversions of the U.S. Treasury yield curve, historically a signal of recession, raised concerns midway through the year. But the yield curve returned to its normal pattern in the second half as the U.S. Federal Reserve cut short-term interest rates three times from August through October. Other major central banks adopted more accommodative monetary policies as well. A strong U.S. dollar lost ground as the year ended.

Successes and shortfalls

The portfolio experienced a few successes for the year but also several shortfalls that hurt performance relative to the Russell 1000 Value Index. Information technology, industrials, and consumer discretionary were areas of particular strength, while consumer staples, health care, and materials were the largest detractors. While an overweight allocation to energy hampered results, selection within the sector was positive.

The biggest shortfall during the year involved tobacco companies, in the consumer staples sector. Positions in Imperial Brands, Philip Morris International, and Altria Group all weighed on performance. All three positions had been long-term holdings given the strong recurring cash flow, attractive valuations, and sizable dividend yield. Regulatory scrutiny of tobacco companies heightened during the year, as the U.S. Food and Drug Administration began disputing the safety claims of e-cigarettes and evaluating certain marketing tactics that targeted minors.

Imperial, the fourth-largest tobacco company outside China, declined more than 9% for the year and was the largest detractor among the tobacco holdings. The shares performed poorly because of disappointing growth in next-generation products, specifically vapor device myblu. Given the uncertainties facing traditional cigarettes, the market is placing high value on the success of smoking alternatives, and Imperial was punished by the market for its poor showing in the second quarter. While the myblu franchise is still marginally unprofitable and does not have much influence on the firm’s earnings, Imperial’s core tobacco portfolio is still growing, driven by strong pricing.

The portfolio’s largest detractor during the year was EOG Resources, a leading U.S. developer of unconventional oil plays with 11 basins in various stages of development. The firm reported an 18% increase in oil production during the second quarter and beat consensus expectations for earnings and free cash flow, but the stock meaningfully underperformed its large-capitalization energy peers. While EOG dragged down results, security selection within energy was positive. Positions in Phillips 66 and Valero Energy, as well as our avoidance of Exxon Mobil, boosted results in the sector.

The portfolio’s relative returns were helped most by the advisor’s strong security selection and overweighting in information technology, the best-performing sector. Microsoft and QUALCOMM accounted for the bulk of the sector’s outperformance for the year. QUALCOMM is a leader in mobile processors and modems and has a successful technology-licensing business. Shares outperformed in the second quarter as QUALCOMM and Apple settled a two-year licensing dispute. Partially offsetting the good news, QUALCOMM had a legal setback when a judge ruled against the company in a Federal Trade Commission case. QUALCOMM has filed motions for an appeal, and while it will likely take time for the legal process to play out, Barrow Hanley continued to hold the stock as it found valuations attractive. QUALCOMM was sold during the transition, as it was not a name the new advisors wanted to own.

Dollar General was another area of strength for the portfolio. The discount retailer’s stock price rose meaningfully in the third quarter after the company delivered its third consecutive quarter of approximately 4% comparable-sales growth (an acceleration from the recent past) and greater-than-expected profits.

Diversified Value Portfolio

Barrow Hanley found several operational initiatives—including accelerating non-consumables sales, digital coupons, high-returning store remodels, and market-share gains from convenience stores and drugstores—as ways for Dollar General to continue to experience growth above prior years.

Overall, Air Products and Chemicals, one of the largest producers of industrial gases, was the top-contributing stock for the year. Air Products and Chemicals is an asset-intensive business with high barriers to entry. The company has employed a “glocal” business model, which centers its operations near its client base. Air Products and Chemicals benefited from accelerating new project backlogs and pricing, and has begun to see the benefits of capital allocation plans that were announced in 2018.

Portfolio outlook

Given the changes announced in December 2019, the outlooks below represent the new investment advisors: Lazard and Hotchkis and Wiley.

Lazard employs a research-driven, bottom-up relative-value approach in selecting stocks. The firm seeks to identify individual stocks that offer an appropriate trade-off between low relative valuation and high financial productivity. The portfolio management team uses return on equity as the primary measure of financial productivity. Secondary measures include return on assets, cash return on equity, and operating margin. The firm’s stock selection process can lead to a portfolio with characteristics and sector weightings that differ meaningfully from the benchmark. The multicap portfolio is expected to have 55 to 70 holdings.

Lazard’s outlook for the U.S. economy and markets in 2020 is positive. After a year of escalating trade tensions, the United States and China appeared by late 2019 to have reached a near-term agreement that could temporarily stabilize the situation. Lazard believes the primary challenges to an optimistic outlook are lingering weakness in the global manufacturing economy (which perhaps is still suffering from trade-related uncertainty combined with decelerating Chinese demand), broad uncertainty about the future of U.S. trade relationships with key global partners, and geopolitical risks.

While equity market appreciation in 2019 was entirely driven by valuation expansion, Lazard believes markets in 2020 are likely to be more focused on earnings growth. If historical patterns are repeated, Lazard expects positive earnings growth but considers consensus expectations for 2020 of 8.9% growth to be too optimistic.

Hotchkis and Wiley invests mainly in mid- to large-cap stocks with value-oriented characteristics. The advisor follows a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance. The advisor’s portfolio will typically hold 50 to 70 stocks.

Hotchkis and Wiley noted that growth has outperformed value to an almost unprecedented extent in recent years. Over the past 25 years, the average forward price/earnings ratio for the Russell 1000 Growth Index has been 20.2 times compared with 15 times for the Russell 1000 Value Index, which represents an average valuation spread of 5.2 times. At year-end, the forward P/E for the growth and value indexes were 25.6 times and 16.6 times, respectively, or a spread of 9 times. The only time this valuation gap was wider was during the tech/internet bubble from 1999 to 2001. The current gap has also led to a substantial divergence between certain industries.

Markets also have exhibited a preference for companies and industries seen as having low volatility. As an example, the forward P/E ratio for large-cap utilities has increased by more than 60% over the past decade while the forward P/E for large-cap banks has fallen by 5%. Overall, Hotchkis and Wiley views the market as fully valued from a historical perspective, but the firm believes the valuation disparities across the market create an investment environment highly conducive to its long-term value-focused approach. Hotchkis and Wiley is confident about the portfolio’s prospects given the considerable valuation advantage combined with good underlying businesses and healthy balance sheets.

Diversified Value Portfolio Investment Advisors

Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	56	549	Employs a relative-value approach that seeks a combination of attractive valuation and high financial productivity. The process is research-driven, relying upon bottom-up stock analysis performed by the firm’s global sector analysts.
Hotchkis and Wiley Capital Management, LLC	39	377	Uses a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.
Cash Investments	5	48	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,093.75	$1.27
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	1.22

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2009–December 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Diversified Value Portfolio	25.70%	7.33%	10.36%	$26,795
Russell 1000 Value Index	26.54	8.29	11.80	30,505
Dow Jones U.S. Total Stock Market Float Adjusted Index	30.90	11.18	13.43	35,251

See Financial Highlights for dividend and capital gains information.

Diversified Value Portfolio

Sector Diversification

As of December 31, 2019

Communication Services	8.9%
Consumer Discretionary	8.3
Consumer Staples	6.6
Energy	7.5
Financials	19.4
Health Care	14.0
Industrials	11.9
Information Technology	19.8
Materials	1.1
Real Estate	1.2
Utilities	1.3

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Diversified Value Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (96.3%)[1]
Communication Services (8.5%)
*	Alphabet Inc. Class A	23,255	31,148
	Walt Disney Co.	61,501	8,895
*	Discovery Inc. Series C	263,279	8,027
	Vodafone Group plc ADR	351,149	6,788
	Comcast Corp. Class A	150,238	6,756
*	Electronic Arts Inc.	57,465	6,178
	News Corp. Class A	331,144	4,682
	Activision Blizzard Inc.	60,181	3,576
	ViacomCBS Inc. Class B	76,923	3,228
	Interpublic Group of Cos. Inc.	86,012	1,987
	Omnicom Group Inc.	22,891	1,855
			83,120
Consumer Discretionary (7.9%)
	McDonald’s Corp.	91,193	18,021
	Lowe’s Cos. Inc.	127,310	15,246
	General Motors Co.	295,783	10,826
	Ross Stores Inc.	71,557	8,331
	Dollar General Corp.	46,730	7,289
	Magna International Inc.	102,075	5,598
	Aptiv plc	42,375	4,024
	Goodyear Tire & Rubber Co.	202,508	3,150
	Harley-Davidson Inc.	62,517	2,325
*	Adient plc	88,537	1,881
			76,691
Consumer Staples (6.4%)
	Coca-Cola Co.	404,197	22,372
	Procter & Gamble Co.	133,627	16,690
	Mondelez International Inc. Class A	198,069	10,910
	Kimberly-Clark Corp.	51,651	7,105
	Unilever plc ADR	91,393	5,225
			62,302
Energy (7.2%)
	ConocoPhillips	172,704	11,231
	Chevron Corp.	87,929	10,596
	Hess Corp.	109,212	7,297
	National Oilwell Varco Inc.	287,615	7,205
	Marathon Oil Corp.	482,787	6,556
	Royal Dutch Shell plc ADR	101,636	5,995
	Apache Corp.	227,253	5,815
	Murphy Oil Corp.	183,894	4,928
	Halliburton Co.	135,779	3,323
	Marathon Petroleum Corp.	54,843	3,304
	EOG Resources Inc.	36,704	3,074
	Kosmos Energy Ltd.	218,705	1,247
			70,571
Financials (19.0%)
	Bank of America Corp.	879,081	30,961
	Intercontinental Exchange Inc.	218,880	20,257
	Wells Fargo & Co.	315,033	16,949
	American International Group Inc.	315,202	16,179
	Citigroup Inc.	164,953	13,178
	Aon plc	53,122	11,065
	Goldman Sachs Group Inc.	47,790	10,988
	Capital One Financial Corp.	77,472	7,973
	PNC Financial Services Group Inc.	45,123	7,203
	Travelers Cos. Inc.	42,182	5,777
	AXA Equitable Holdings Inc.	226,264	5,607
	Citizens Financial Group Inc.	135,361	5,497
	Commerce Bancshares Inc.	74,055	5,031
	Morgan Stanley	77,157	3,944
	JPMorgan Chase & Co.	28,184	3,929
	Bank of New York Mellon Corp.	73,534	3,701
	State Street Corp.	46,610	3,687
	Discover Financial Services	40,777	3,459
	E*TRADE Financial Corp.	68,533	3,109
	Navient Corp.	207,852	2,844
	Fifth Third Bancorp	63,123	1,940
	CIT Group Inc.	35,852	1,636
			184,914
Health Care (13.5%)
	Medtronic plc	255,703	29,010
	Johnson & Johnson	140,364	20,475
	Anthem Inc.	38,608	11,661
	Pfizer Inc.	255,779	10,021
	Danaher Corp.	64,827	9,950
	Thermo Fisher Scientific Inc.	21,113	6,859
	Humana Inc.	18,270	6,696
	GlaxoSmithKline plc ADR	129,516	6,086
*	Laboratory Corp. of America Holdings	34,920	5,907
	Zoetis Inc.	39,242	5,194
	CVS Health Corp.	69,632	5,173
*	Elanco Animal Health Inc.	117,021	3,446
	Sanofi ADR	61,264	3,075
*	Biogen Inc.	6,988	2,074
	HCA Healthcare Inc.	13,649	2,018
*	Centene Corp.	31,960	2,009
	Zimmer Biomet Holdings Inc.	13,211	1,977
			131,631
Industrials (11.5%)
	General Electric Co.	1,645,022	18,358
	Honeywell International Inc.	102,206	18,090
	Raytheon Co.	48,993	10,766
	Norfolk Southern Corp.	47,505	9,222
	Cummins Inc.	45,351	8,116
	CNH Industrial NV	695,334	7,649
	Deere & Co.	42,901	7,433
	Caterpillar Inc.	42,786	6,319
	Boeing Co.	14,889	4,850
	FedEx Corp.	25,573	3,867
	Spirit AeroSystems Holdings Inc. Class A	50,374	3,671
	Eaton Corp. plc	31,408	2,975
	3M Co.	16,300	2,876
	Johnson Controls International plc	66,745	2,717
	PACCAR Inc.	23,620	1,868
	Fluor Corp.	85,250	1,610
*	Embraer SA ADR	66,511	1,296
	JB Hunt Transport Services Inc.	124	15
			111,698
Information Technology (18.8%)
	Microsoft Corp.	285,031	44,949
	Apple Inc.	61,954	18,193
	Cisco Systems Inc.	331,706	15,909
	Visa Inc. Class A	80,353	15,098
	Analog Devices Inc.	101,482	12,060
	Texas Instruments Inc.	92,556	11,874
	Oracle Corp.	209,864	11,119
	Corning Inc.	281,530	8,195
	Hewlett Packard Enterprise Co.	503,407	7,984
	Accenture plc Class A	32,752	6,897
	Fidelity National Information Services Inc.	42,920	5,970
*	Palo Alto Networks Inc.	23,320	5,393
	Skyworks Solutions Inc.	39,033	4,718
	Telefonaktiebolaget LM Ericsson ADR	463,415	4,069
	Motorola Solutions Inc.	23,371	3,766
	TE Connectivity Ltd.	31,460	3,015
*	PTC Inc.	39,446	2,954
*	Teradata Corp.	49,813	1,333
			183,496
Materials (1.1%)
	Vulcan Materials Co.	37,048	5,334
	International Paper Co.	113,697	5,236
			10,570
Real Estate (1.1%)
	Prologis Inc.	120,848	10,773

Utilities (1.3%)
	PPL Corp.	235,955	8,466
	Southern Co.	60,423	3,849
			12,315
Total Common Stocks (Cost $900,043)			938,081
Temporary Cash Investments (2.9%)[1]
Money Market Fund (2.9%)
2	Vanguard Market Liquidity Fund, 1.816% (Cost $28,157)	281,534	28,156
Total Investments (99.2%) (Cost $928,200)			966,237

Diversified Value Portfolio

Amount
($000)
Other Assets and Liabilities (0.8%)
Other Assets
Investment in Vanguard	43
Receivables for Investment Securities Sold	996
Receivables for Accrued Income	839
Receivables for Capital Shares Issued	441
Other Assets[3]	6,368
Total Other Assets	8,687
Liabilities
Payables for Investment Securities Purchased	(253)
Payables to Investment Advisor	(48)
Payables to Vanguard	(827)
Variation Margin Payable—Futures Contracts	(71)
Total Liabilities	(1,199)
Net Assets (100%)
Applicable to 59,192,714 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	973,725
Net Asset Value Per Share	$16.45

At December 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	767,905
Total Distributable Earnings (Loss)	205,820
Net Assets	973,725

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.1% and 0.1%, respectively, of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Cash of $863,000 has been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini S&P 500 Index	March 2020	166		26,818	293

See accompanying Notes, which are an integral part of the Financial Statements.

Diversified Value Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Dividends[1]	24,343
Interest[2]	352
Securities Lending—Net	2
Total Income	24,697
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,091
Performance Adjustment	(296)
The Vanguard Group—Note C
Management and Administrative	1,359
Marketing and Distribution	84
Custodian Fees	7
Auditing Fees	30
Shareholders’ Reports	11
Trustees’ Fees and Expenses	1
Total Expenses	2,287
Net Investment Income	22,410
Realized Net Gain (Loss)
Investment Securities Sold[2]	147,691
Futures Contracts	324
Realized Net Gain (Loss)	148,015
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	43,184
Futures Contracts	293
Change in Unrealized Appreciation (Depreciation)	43,477
Net Increase (Decrease) in Net Assets Resulting from Operations	213,902

1	Dividends are net of foreign withholding taxes of $147,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $352,000, ($9,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,410	27,150
Realized Net Gain (Loss)	148,015	54,769
Change in Unrealized Appreciation (Depreciation)	43,477	(172,551)
Net Increase (Decrease) in Net Assets Resulting from Operations	213,902	(90,632)
Distributions
Net Investment Income	(27,864)	(27,747)
Realized Capital Gain[1]	(55,311)	(54,228)
Total Distributions	(83,175)	(81,975)
Capital Share Transactions
Issued	72,081	95,428
Issued in Lieu of Cash Distributions	83,175	81,975
Redeemed	(199,650)	(254,507)
Net Increase (Decrease) from Capital Share Transactions	(44,394)	(77,104)
Total Increase (Decrease)	86,333	(249,711)
Net Assets
Beginning of Period	887,392	1,137,103
End of Period	973,725	887,392

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $1,913,000 and $420,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Diversified Value Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.33	$17.04	$17.11	$16.55	$18.65
Investment Operations
Net Investment Income	.364[1]	.412[1]	.401[1]	.496	.471
Net Realized and Unrealized Gain (Loss) on Investments	3.135	(1.872)	1.658	1.468	(.901)
Total from Investment Operations	3.499	(1.460)	2.059	1.964	(.430)
Distributions
Dividends from Net Investment Income	(.462)	(.423)	(.491)	(.461)	(.466)
Distributions from Realized Capital Gains	(.917)	(.827)	(1.638)	(.943)	(1.204)
Total Distributions	(1.379)	(1.250)	(2.129)	(1.404)	(1.670)
Net Asset Value, End of Period	$16.45	$14.33	$17.04	$17.11	$16.55

Total Return	25.70%	-9.12%	13.16%	12.96%	-2.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$974	$887	$1,137	$1,130	$1,060
Ratio of Total Expenses to Average Net Assets[2]	0.24%	0.25%	0.27%	0.27%	0.28%
Ratio of Net Investment Income to Average Net Assets	2.39%	2.58%	2.45%	3.01%	2.55%
Portfolio Turnover Rate	117%	18%	18%	34%	13%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.03%), (0.03%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

Diversified Value Portfolio

Notes to Financial Statements

The Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2019, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents

Diversified Value Portfolio

fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  Beginning December 2019, Lazard Asset Management LLC and Hotchkis and Wiley Capital Management, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. In accordance with the advisory contracts entered into with Lazard Asset Management LLC and Hotchkis and Wiley Capital Management, LLC, beginning January 1, 2021, the investment advisory fees will be subject to quarterly adjustments based on performance relative to the S&P 500 Index and the Russell 1000 Value Index, respectively, since December 31, 2019. Until November 2019, the portfolio was managed by Barrow, Hanley, Mewhinney & Strauss, LLC. The basic fee paid to Barrow, Hanley, Mewhinney & Strauss, LLC, was subject to quarterly adjustments based on performance relative to the MSCI Prime Market 750 Index for the preceding three years.

Vanguard manages the cash reserves of the portfolio as described below.

For the year ended December 31, 2019, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets, before a decrease of $296,000 (0.03%) based on performance.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2019, the portfolio had contributed to Vanguard capital in the amount of $43,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Diversified Value Portfolio

At December 31, 2019, 100% of the market value of the portfolio’s investments and derivatives was determined based on Level 1 inputs.

E.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	24,069
Undistributed Long-Term Gains	144,460
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	38,037

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	928,200
Gross Unrealized Appreciation	72,403
Gross Unrealized Depreciation	(34,366)
Net Unrealized Appreciation (Depreciation)	38,037

F.  During the year ended December 31, 2019, the portfolio purchased $1,071,139,000 of investment securities and sold $1,187,952,000 of investment securities, other than temporary cash investments.

G.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	4,725	5,928
Issued in Lieu of Cash Distributions	5,732	5,292
Redeemed	(13,173)	(16,026)
Net Increase (Decrease) in Shares Outstanding	(2,716)	(4,806)

At December 31, 2019, two shareholders (each an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) were each a record or beneficial owner of 25% or more of the portfolio’s net assets, with a combined ownership of 72%. If any of these shareholders were to redeem their investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.

H.  Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Diversified Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Diversified Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Diversified Value Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for corporate shareholders only for Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $53,398,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 78.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Diversified Value Portfolio

Trustees Approve Advisory Arrangements

Effective November 2019, the board of trustees of Vanguard Variable Insurance Fund Diversified Value Portfolio approved a restructuring of the portfolio’s investment advisory arrangements whereby Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley), and Lazard Asset Management LLC (Lazard) have been added as advisors and Barrow, Hanley, Mewhinney & Strauss, LLC, has been removed as an advisor to the portfolio. The board determined that the foregoing actions were in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department will meet regularly with the advisors and make monthly presentations to the board during the fiscal year that direct the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, will also receive information throughout the year during advisor presentations. For each advisor presentation, the board will be provided with letters and reports that include information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board will receive monthly reports, which include a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting to determine whether to renew the advisory arrangements, the trustees will be provided with a memo and materials that summarize the information they receive over the course of the year. They will also consider the factors discussed below, among others. However, no single factor will determine whether the board approves the arrangements. Rather, it will be the totality of the circumstances that drives the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services to be provided by Hotchkis and Wiley and Lazard and took into account the organizational depth and stability of each advisor. The board considered the following:

Hotchkis and Wiley. Founded in 1980, Hotchkis and Wiley is a value-oriented firm that manages various large-, mid-, and small-cap portfolios. The investment team employs a disciplined, value-oriented investment strategy with a particular focus on long-run, normalized earnings. It has stayed true to this approach, even when it is out of favor. Though Hotchkis and Wiley is normally categorized as a deep-value firm, it also describes its approach as being more adaptable and driven by market opportunity. The portfolio is currently selling at an attractive valuation relative to its benchmark, as the valuation spread has continued to widen, and it consistently sells at a discount to the value benchmark and peers. Hotchkis and Wiley has managed a portion of the portfolio since December 2019.

Lazard. Lazard, a subsidiary of the investment bank Lazard Ltd., provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. The investment team employs its U.S. Equity Select strategy to organize its holdings into compounder and improver categories. These firms have sustainably high returns and free cash flow and the ability to increase capital, cash flow, and competitive advantage over time. Compounders will normally represent 60%–80% of the portfolio. Improvers are companies with significantly improving financial productivity. These companies’ current valuations represent an excessively pessimistic view of future returns and free cash flow. These stocks will typically represent 20%–40% of the portfolio. Lazard has managed a portion of the portfolio since December 2019.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangements.

Investment performance

The board concluded that Hotchkis and Wiley and Lazard, in their management of other Vanguard funds, have track records of consistent performance and disciplined investment processes.

Diversified Value Portfolio

Cost

The board considered the cost of services to be provided and competitive fee rates and concluded that the portfolio’s advisory fee rates and expense ratio under the new advisory arrangements should remain below the advisory fee rates and expense ratios of the portfolio’s peers.

The board did not consider the profitability of Hotchkis and Wiley and Lazard in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio will realize economies of scale that are built into the advisory fee rates negotiated with Hotchkis and Wiley and Lazard without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangements after a one-year period.

Equity Income Portfolio

Your Portfolio’s Performance at a Glance

•  For the 12 months ended December 31, 2019, the Equity Income Portfolio of Vanguard Variable Insurance Fund returned 24.43%, slightly above the 24.24% return of its benchmark, the FTSE High Dividend Yield Index.

•  Stocks and bonds recorded their best results in years. Stocks benefited from accommodative monetary policies implemented by the Federal Reserve and other major central banks. Less-risky assets such as bonds also attracted investors as the U.S.-China trade conflict fueled global economic growth concerns.

•  Positive selection in health care, energy, and financials boosted performance, as did an overweight allocation to real estate. The portfolio’s positions in materials and communication services detracted the most from performance.

•  Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Equity Income Portfolio

Advisors’ Report

The Equity Income Portfolio returned 24.43% for the 12 months ended December 31, 2019. The performance of the portfolio was slightly higher than the 24.24% return of its benchmark, the FTSE High Dividend Yield Index.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also provided a discussion of the investment environment that existed during the 12 months and its effect on the portfolio’s positioning. These comments were prepared on January 20, 2020.

Wellington Management Company LLP

Portfolio Manager:

W. Michael Reckmeyer, III, CFA,

Senior Managing Director

The investment environment

U.S. equities, as measured by the Standard & Poor’s 500 Index, posted positive results for the 12 months.

In the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by a dovish shift in Federal Reserve policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate stock buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and unsettled investment plans.

In an effort to sustain economic expansion and mitigate the risks of moderating growth and trade tensions, the Fed lowered its benchmark interest rate in August and September by a combined 50 basis points. U.S. equities surged in the fourth quarter, as stocks benefited from diminished recession fears, improved trade sentiment, and accommodative Fed policies.

In October, the Fed lowered interest rates for the final time in 2019 by 25 basis points. The outlook for U.S.-China trade relations was volatile but eased in December after news of a “phase one” trade agreement. Also in December, the U.S. House of Representatives voted to impeach President Trump. Markets were unaffected, however, given that the Republican-led Senate appeared unlikely to vote to remove President Trump from office.

Our successes and shortfalls

During the course of 2019, our portion of the portfolio benefited from strong stock selection. In particular, our holdings in health care, energy, and financials contributed most to relative performance. This was partially offset by weaker security selection in the communication services, materials, and utilities sectors. Sector allocation, a result of our bottom-up selection process, detracted from overall results because of our underweight positions in information technology and financials and our overweight position in health care and a small cash position.

Top contributors to relative performance included our out-of-benchmark positions in Bank of America and TC Energy, an overweight to KLA, and our decision not to own benchmark constituent AbbVie. We initiated a new position in UnitedHealth in the first half of the year, which also benefited relative results as the stock posted strong returns.

Individual detractors included Unilever and our decision to eliminate QUALCOMM, which ended the period with strong gains. Not owning AT&T and Target also weighed on relative results as both stocks outperformed.

At the end of 2019, we were most overweighted in the industrials, health care, and real estate sectors. We were most underweighted in the consumer discretionary, consumer staples, and materials sectors.

Our largest new positions during the year included Progressive, UnitedHealth, and Truist Financial. We also added to our positions in Bank of America and Pfizer. We eliminated our stakes in Wells Fargo, DuPont, and Occidental Petroleum. We trimmed our positions in Eli Lilly and Analog Devices.

As always, we remain focused on finding investment opportunities in quality dividend-paying companies with superior total return potential at discounted valuations.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

Investment environment

Stocks in the United States surged in 2019, outperforming their international counterparts. The S&P 500 Index returned 31.49%, while the FTSE Global All Cap ex US Index returned 21.80%. The primary catalysts for the strong results were accommodative monetary policy by the U.S. Federal Reserve, corporate earnings, and an easing of geopolitical tensions near the end of the year.

Equity Income Portfolio

The 12 months began with concerns about moderating economic growth, tightening fiscal policy, and geopolitical tensions. However, the market quickly pivoted and produced strong results in the first quarter of 2019 because of more supportive rhetoric from the Fed, the perception of easing tensions between the U.S. and China, and solid corporate earnings. Concerns grew about corporate earnings and geopolitical risks midyear. But the combination of stabilizing economic data, accommodative central banks, and the completion of a U.S.-China “phase one” trade deal boosted equities later.

The Fed ended the fiscal year by reversing course from the previous year and pursuing a pro-market policy. After raising interest rates by 25 basis points in December 2018, the Fed cut them three times by a combined 75 basis points over the course of 2019. The signing of the U.S.-China trade deal provided more certainty and helped produce a more supportive environment. Corporate earnings for the 12 months remained resilient, if not spectacular.

The broad fixed income markets generated positive returns, primarily because of stronger-than-expected growth, tame inflation, and continued central bank monetary support. Against this backdrop, U.S. Treasury yields fell and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index returned 8.87% for the year. Sovereign yields also declined in most markets following the injection of monetary stimulus by the Fed and the European Central Bank. The Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged returned 8.06%.

Investment strategy

While it’s important to understand how overall performance is affected by the macroeconomic factors described above, our approach to investing focuses on specific fundamentals, not technical analysis of stock price movements.

We use a strict quantitative approach to evaluate a stock’s attractiveness based on five characteristics: high quality—healthy balance sheets and steady cash-flow generation; management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—the ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—we strive to avoid overpriced stocks.

The interaction of these characteristics generates an expected return that seeks to capitalize on investor biases. We then construct our portfolio with the goal of maximizing these expected returns and minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

Portfolio update

Against this fiscal year’s unusual backdrop, our management decisions, quality, and growth models detracted, while our sentiment and valuation models aided relative performance. In the case of valuation, results were helped by the fact that our portfolio had negative exposure to this model.

Results lagged the benchmark in all 11 industry sectors. Consumer discretionary, energy, and industrials detracted the most from relative performance. At the individual stock level, the greatest shortfalls came from overweighting ADTRAN, Tailored Brands, National Presto Industries, General Electric, and Unum Group. The strongest results came from overweights to Cypress Semiconductor and Kraft Heinz. Underweights to Pfizer, 3M, and Carnival also helped results.

We continue to believe that constructing a portfolio focused on fundamentals will benefit investors over the long term, although we recognize that the market can reward or punish us in the near term. We believe our portfolio offers a strong mix of stocks with attractive growth, sentiment, and value characteristics.

Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	62	1,152	Employs a fundamental approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.
Vanguard Quantitative Equity Group	34	616	Employs a quantitative approach that focuses on fundamental factors, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.
Cash Investments	4	66	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•  Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,088.74	$1.58
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.69	1.53

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2009–December 31, 2019

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Income Portfolio	24.43%	9.93%	12.81%	$33,366
FTSE High Dividend Yield Index	24.24	9.86	12.95	33,796
Dow Jones U.S. Total Stock Market Float Adjusted Index	30.90	11.18	13.43	35,251

See Financial Highlights for dividend and capital gains information.

Equity Income Portfolio

Sector Diversification

As of December 31, 2019

Communication Services	6.7%
Consumer Discretionary	4.5
Consumer Staples	12.2
Energy	7.8
Financials	18.6
Health Care	17.0
Industrials	10.1
Information Technology	11.1
Materials	2.8
Real Estate	1.5
Utilities	7.7
The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Equity Income Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (95.6%)[1]
Communication Services (6.1%)
Verizon Communications Inc.	803,612	49,342
Comcast Corp. Class A	782,221	35,177
AT&T Inc.	318,854	12,461
BCE Inc.	124,290	5,758
CenturyLink Inc.	274,506	3,626
Omnicom Group Inc.	24,505	1,985
Meredith Corp.	45,001	1,461
TEGNA Inc.	52,407	875
Cogent Communications Holdings Inc.	9,007	593
National CineMedia Inc.	63,140	460
		111,738
Consumer Discretionary (3.9%)
Home Depot Inc.	85,502	18,672
McDonald’s Corp.	49,702	9,822
Lowe’s Cos. Inc.	69,339	8,304
Target Corp.	54,357	6,969
Cie Generale des Etablissements Michelin SCA	42,377	5,215
Carnival Corp.	88,049	4,476
Whirlpool Corp.	24,493	3,613
General Motors Co.	92,281	3,377
International Game Technology plc	223,427	3,345
Autoliv Inc.	39,045	3,296
Big Lots Inc.	39,718	1,141
Dine Brands Global Inc.	11,701	977
Kontoor Brands Inc.	18,583	780
Newell Brands Inc.	39,110	752
Best Buy Co. Inc.	5,524	485
H&R Block Inc.	16,242	381
Ethan Allen Interiors Inc.	14,470	276
		71,881
Consumer Staples (12.1%)
Philip Morris International Inc.	383,013	32,590
Coca-Cola Co.	547,960	30,329
Procter & Gamble Co.	240,770	30,072
PepsiCo Inc.	151,855	20,754
Unilever NV	310,236	17,826
Walmart Inc.	127,103	15,105
Sysco Corp.	156,768	13,410
Archer-Daniels-Midland Co.	271,728	12,595
Mondelez International Inc. Class A	223,274	12,298
Nestle SA	87,873	9,514
Kimberly-Clark Corp.	40,918	5,628
Kraft Heinz Co.	130,059	4,179
Bunge Ltd.	63,233	3,639
Coca-Cola European Partners plc	69,714	3,547
Campbell Soup Co.	68,933	3,407
Coty Inc. Class A	277,896	3,126
Altria Group Inc.	38,319	1,912
^ B&G Foods Inc.	33,476	600
Spectrum Brands Holdings Inc.	7,790	501
SpartanNash Co.	16,062	229
Colgate-Palmolive Co.	2,159	149
		221,410
Energy (7.7%)
Chevron Corp.	309,920	37,348
Exxon Mobil Corp.	480,409	33,523
Suncor Energy Inc.	674,745	22,132
^ TC Energy Corp. (XTSE)	271,381	14,454
Phillips 66	93,145	10,377
Kinder Morgan Inc.	463,755	9,818
CVR Energy Inc.	78,214	3,162
Murphy Oil Corp.	98,514	2,640
ConocoPhillips	38,497	2,503
Delek US Holdings Inc.	70,562	2,366
Helmerich & Payne Inc.	32,114	1,459
Valero Energy Corp.	10,011	938
Schlumberger Ltd.	13,007	523
		141,243
Financials (18.3%)
JPMorgan Chase & Co.	529,572	73,822
Bank of America Corp.	1,130,841	39,828
MetLife Inc.	455,084	23,196
PNC Financial Services Group Inc.	110,185	17,589
Progressive Corp.	241,198	17,460
Truist Financial Corp.	270,712	15,246
Citigroup Inc.	167,536	13,384
Chubb Ltd.	68,728	10,698
Marsh & McLennan Cos. Inc.	95,758	10,668
Wells Fargo & Co.	193,952	10,435
M&T Bank Corp.	56,105	9,524
American International Group Inc.	151,629	7,783
US Bancorp	129,193	7,660
BlackRock Inc.	15,195	7,639
Travelers Cos. Inc.	53,614	7,342
Principal Financial Group Inc.	90,334	4,968
Morgan Stanley	97,054	4,961
Aflac Inc.	92,344	4,885
Regions Financial Corp.	252,659	4,336
Fifth Third Bancorp	139,942	4,302
Synchrony Financial	114,325	4,117
Prudential Financial Inc.	42,949	4,026
AXA Equitable Holdings Inc.	145,399	3,603
Unum Group	116,259	3,390
FNB Corp.	265,801	3,376
Popular Inc.	56,829	3,339
Navient Corp.	234,038	3,202
First American Financial Corp.	53,643	3,128
Ameriprise Financial Inc.	18,451	3,074
PacWest Bancorp	78,942	3,021
Columbia Banking System Inc.	31,667	1,288
Bank of NT Butterfield & Son Ltd.	29,710	1,100
OneMain Holdings Inc.	19,494	822
CME Group Inc.	4,056	814
Great Western Bancorp Inc.	20,606	716
Citizens Financial Group Inc.	11,841	481
		335,223
Health Care (16.5%)
Johnson & Johnson	366,099	53,403
Pfizer Inc.	1,075,098	42,122
Merck & Co. Inc.	408,367	37,141
Eli Lilly & Co.	194,802	25,603
UnitedHealth Group Inc.	59,671	17,542
Bristol-Myers Squibb Co.	266,217	17,088
Medtronic plc	149,080	16,913
Koninklijke Philips NV	317,922	15,541
Roche Holding AG	45,358	14,741
CVS Health Corp.	190,002	14,115
Novartis AG	138,100	13,077
AstraZeneca plc ADR	240,366	11,985
AbbVie Inc.	117,792	10,429
Gilead Sciences Inc.	85,856	5,579
Amgen Inc.	19,150	4,617
Cardinal Health Inc.	54,295	2,746
Patterson Cos. Inc.	47,057	964
		303,606
Industrials (9.7%)
Lockheed Martin Corp.	67,128	26,138
Deere & Co.	106,429	18,440
Union Pacific Corp.	90,397	16,343
Eaton Corp. plc	162,798	15,420
Caterpillar Inc.	101,876	15,045
Ingersoll-Rand plc	82,173	10,922
United Technologies Corp.	70,792	10,602
Honeywell International Inc.	59,845	10,593
Raytheon Co.	37,673	8,278
BAE Systems plc	1,021,533	7,649
3M Co.	39,047	6,889
PACCAR Inc.	57,642	4,559
General Electric Co.	302,780	3,379
Nielsen Holdings plc	149,792	3,041
Copa Holdings SA Class A	25,892	2,798
Hubbell Inc. Class B	17,649	2,609
Triton International Ltd.	64,643	2,599
H&E Equipment Services Inc.	69,180	2,313
CH Robinson Worldwide Inc.	23,064	1,804
Cummins Inc.	9,493	1,699
Johnson Controls International plc	36,440	1,483
United Parcel Service Inc. Class B	12,297	1,440
Macquarie Infrastructure Corp.	24,875	1,066
KAR Auction Services Inc.	39,945	870
Emerson Electric Co.	9,108	695
Mobile Mini Inc.	17,816	675
McGrath RentCorp	5,989	458
Illinois Tool Works Inc.	1,678	301
		178,108

Equity Income Portfolio

		Market
		Value•
	Shares	($000)
Information Technology (9.7%)
Cisco Systems Inc.	818,958	39,277
Intel Corp.	645,513	38,634
Analog Devices Inc.	111,038	13,196
Corning Inc.	400,662	11,663
TE Connectivity Ltd.	119,584	11,461
KLA Corp.	60,827	10,838
Texas Instruments Inc.	77,352	9,923
International Business Machines Corp.	48,272	6,470
Broadcom Inc.	20,020	6,327
HP Inc.	244,431	5,023
QUALCOMM Inc.	53,210	4,695
Maxim Integrated Products Inc.	67,296	4,139
Seagate Technology plc	65,462	3,895
ManTech International Corp. Class A	38,260	3,056
Xperi Corp.	148,482	2,747
Western Digital Corp.	31,683	2,011
ADTRAN Inc.	187,358	1,853
Western Union Co.	61,911	1,658
Automatic Data Processing Inc.	7,074	1,206
		178,072
Materials (2.6%)
Celanese Corp. Class A	96,211	11,846
Dow Inc.	205,342	11,238
Corteva Inc.	137,363	4,060
Nutrien Ltd.	79,046	3,787
Reliance Steel & Aluminum Co.	30,625	3,668
CF Industries Holdings Inc.	67,885	3,241
Scotts Miracle-Gro Co.	29,404	3,122
Linde plc	14,401	3,066
DuPont de Nemours Inc.	30,298	1,945
International Paper Co.	21,428	987
Air Products & Chemicals Inc.	3,554	835
Trinseo SA	14,213	529
		48,324
Real Estate (1.3%)
Crown Castle International Corp.	161,878	23,011
Kennedy-Wilson Holdings Inc.	37,927	846
		23,857
Utilities (7.7%)
Sempra Energy	132,847	20,124
Dominion Energy Inc.	201,912	16,722
American Electric Power Co. Inc.	150,792	14,251
NextEra Energy Inc.	56,733	13,738
Eversource Energy	133,966	11,397
Exelon Corp.	244,476	11,146
Duke Energy Corp.	105,245	9,599
UGI Corp.	195,840	8,844
Southern Co.	108,217	6,893
FirstEnergy Corp.	92,547	4,498
Entergy Corp.	36,195	4,336
AES Corp.	211,341	4,206
Evergy Inc.	60,975	3,969
Clearway Energy Inc.	122,290	2,440
Hawaiian Electric Industries Inc.	50,074	2,347
PPL Corp.	49,342	1,770
Portland General Electric Co.	25,408	1,418
PNM Resources Inc.	20,714	1,050
Ameren Corp.	12,302	945
Clearway Energy Inc. Class A	36,675	701
Atlantica Yield plc	12,296	325
IDACORP Inc.	2,840	303
		141,022
Total Common Stocks (Cost $1,423,685)		1,754,484
Temporary Cash Investments (5.2%)[1]
Money Market Fund (4.4%)
[2,3] Vanguard Market
Liquidity Fund, 1.816%	805,449	80,553

		Face
		Amount
		($000)
Repurchase Agreement (0.6%)
	BNP Paribas Securities Corp. 1.570%, 1/2/20 (Dated 12/31/19, Repurchase Value $11,401,000, collateralized by Federal National Mortgage Assn. 3.000%–4.493%, 9/1/34–10/1/49, Government National Mortgage Assn. 3.250%–4.000%, 2/20/44–12/20/47, U.S. Treasury Bill 0%, 1/16/20–2/27/20, and U.S. Treasury Note/Bond 1.125%–2.625%, 8/15/20–9/30/21 with a value of $11,628,000)	11,400	11,400
U.S. Government and Agency Obligations (0.2%)
[4]	United States Treasury Bill, 1.641%, 1/9/20	300	300
[4]	United States Treasury Bill, 1.513%, 1/30/20	100	100
[4]	United States Treasury Bill, 1.531%, 2/13/20	100	100
[4]	United States Treasury Bill, 1.546%, 3/26/20	1,100	1,096
[4]	United States Treasury Bill, 1.527%–1.541%, 4/30/20	1,300	1,293
			2,889
Total Temporary Cash Investments (Cost $94,844)			94,842
Total Investments (100.8%) (Cost $1,518,529)			1,849,326

Amount
($000)
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard	79
Receivables for Investment Securities Sold	219
Receivables for Accrued Income	2,660
Receivables for Capital Shares Issued	431
Variation Margin Receivable—Futures Contracts	172
Other Assets[4]	57
Total Other Assets	3,618
Liabilities
Payables for Investment Securities Purchased	(757)
Collateral for Securities on Loan	(15,009)
Payables to Investment Advisor	(309)
Payables for Capital Shares Redeemed	(1,828)
Payables to Vanguard	(835)
Variation Margin Payable—Futures Contracts	(4)
Total Liabilities	(18,742)
Net Assets (100%)
Applicable to 75,884,812 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,834,202
Net Asset Value Per Share	$24.17

At December 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	1,402,276
Total Distributable Earnings (Loss)	431,926
Net Assets	1,834,202

•	See Note A in Notes to Financial Statements.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,300,000.
1	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.3% and 1.5%, respectively, of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $15,009,000 was received for securities on loan.
4	Securities with a value of $2,790,000 and cash of $9,000 have been segregated as initial margin for open futures contracts. ADR—American Depositary Receipt.

Equity Income Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2020	419	67,692	1,013

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Dividends[1]	47,576
Interest[2]	1,796
Securities Lending—Net	137
Total Income	49,509
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,503
Performance Adjustment	96
The Vanguard Group—Note C
Management and Administrative	2,974
Marketing and Distribution	184
Custodian Fees	25
Auditing Fees	34
Shareholders’ Reports	17
Trustees’ Fees and Expenses	2
Total Expenses	4,835
Net Investment Income	44,674
Realized Net Gain (Loss)
Investment Securities Sold[2]	44,178
Futures Contracts	12,971
Foreign Currencies	5
Realized Net Gain (Loss)	57,154
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	244,753
Futures Contracts	2,635
Foreign Currencies	10
Change in Unrealized Appreciation (Depreciation)	247,398
Net Increase (Decrease) in Net Assets Resulting from Operations	349,226

1	Dividends are net of foreign withholding taxes of $554,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $1,237,000, $7,000, and $3,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	44,674	38,158
Realized Net Gain (Loss)	57,154	96,730
Change in Unrealized Appreciation (Depreciation)	247,398	(221,746)
Net Increase (Decrease) in Net Assets Resulting from Operations	349,226	(86,858)
Distributions
Net Investment Income	(39,417)	(31,643)
Realized Capital Gain[1]	(95,726)	(83,467)
Total Distributions	(135,143)	(115,110)
Capital Share Transactions
Issued	355,641	314,593
Issued in Lieu of Cash Distributions	135,143	115,110
Redeemed	(244,176)	(226,263)
Net Increase (Decrease) from Capital Share Transactions	246,608	203,440
Total Increase (Decrease)	460,691	1,472
Net Assets
Beginning of Period	1,373,511	1,372,039
End of Period	1,834,202	1,373,511

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $4,045,000 and $10,108,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.24	$24.64	$22.10	$21.22	$23.04
Investment Operations
Net Investment Income	.619 [1]	.620 [1]	.582 [1]	.568	.597
Net Realized and Unrealized Gain (Loss) on Investments	4.319	(1.977)	3.275	2.361	(.437)
Total from Investment Operations	4.938	(1.357)	3.857	2.929	.160
Distributions
Dividends from Net Investment Income	(.586)	(.562)	(.583)	(.583)	(.596)
Distributions from Realized Capital Gains	(1.422)	(1.481)	(.734)	(1.466)	(1.384)
Total Distributions	(2.008)	(2.043)	(1.317)	(2.049)	(1.980)
Net Asset Value, End of Period	$24.17	$21.24	$24.64	$22.10	$21.22

Total Return	24.43%	-5.96%	18.25%	15.07%	0.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,834	$1,374	$1,372	$1,172	$940
Ratio of Total Expenses to Average Net Assets[2]	0.30%	0.29%	0.31%	0.30%	0.31%
Ratio of Net Investment Income to Average Net Assets	2.76%	2.69%	2.56%	2.89%	2.76%
Portfolio Turnover Rate	33%	36%	38%	32%	36%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.00%), (0.00%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Portfolio

Notes to Financial Statements

The Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2019, the portfolio’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of

Equity Income Portfolio

the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  The investment advisory firm Wellington Management Company LLP provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.

Equity Income Portfolio

Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $485,000 for the year ended December 31, 2019.

For the year ended December 31, 2019, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.09% of the portfolio’s average net assets, before an increase of $96,000 (0.01%) based on performance.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2019, the portfolio had contributed to Vanguard capital in the amount of $79,000, representing less than 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,688,747	65,737	—
Temporary Cash Investments	80,553	14,289	—
Futures Contracts—Assets[1]	172	—	—
Futures Contracts—Liabilities[1]	(4)	—	—
Total	1,769,468	80,026	—

1  Represents variation margin on the last day of the reporting period.

E.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	42,919
Undistributed Long-Term Gains	58,909
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	330,715

Equity Income Portfolio

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,518,619
Gross Unrealized Appreciation	367,324
Gross Unrealized Depreciation	(36,617)
Net Unrealized Appreciation (Depreciation)	330,707

F.  During the year ended December 31, 2019, the portfolio purchased $685,676,000 of investment securities and sold $512,056,000 of investment securities, other than temporary cash investments.

G.   Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	15,838	13,652
Issued in Lieu of Cash Distributions	6,289	5,121
Redeemed	(10,907)	(9,792)
Net Increase (Decrease) in Shares Outstanding	11,220	8,981

At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 50% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.

H.  Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Equity Income Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for corporate shareholders only for Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $91,681,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 91.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Equity Index Portfolio

Your Portfolio’s Performance at a Glance

•   For the 12 months ended December 31, 2019, the Equity Index Portfolio of Vanguard Variable Insurance Fund returned 31.30%, in line with the 31.49% return of its benchmark index after factoring in the portfolio’s expenses.

•   Stocks benefited from accommodative monetary policies from the Federal Reserve and other major central banks and better-than-expected corporate earnings during the 12 months. Large-capitalization stocks outpaced mid- and small-caps, and growth stocks beat their value counterparts.

•   The portfolio benefited most from its holdings in information technology, financials, and communication services.

•   The portfolio recorded an average annual return of 13.40% for the past ten years, in line with its benchmark average of 13.56%.

•   Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,108.53	$0.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	$0.71

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/365).

Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2009–December 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	31.30%	11.55%	13.40%	$35,166
S&P 500 Index	31.49	11.70	13.56	35,666
Dow Jones U.S. Total Stock Market Float Adjusted Index	30.90	11.18	13.43	35,251

See Financial Highlights for dividend and capital gains information.

Equity Index Portfolio

Sector Diversification

As of December 31, 2019

Communication Services	10.4%
Consumer Discretionary	9.7
Consumer Staples	7.2
Energy	4.3
Financials	13.0
Health Care	14.2
Industrials	9.1
Information Technology	23.2
Materials	2.7
Real Estate	2.9
Utilities	3.3

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Equity Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Communication Services (10.3%)
*	Facebook Inc. Class A	577,310	118,493
*	Alphabet Inc. Class C	72,211	96,548
*	Alphabet Inc. Class A	71,372	95,595
	AT&T Inc.	1,752,449	68,486
	Walt Disney Co.	432,394	62,537
	Verizon Communications Inc.	992,155	60,918
	Comcast Corp. Class A	1,089,103	48,977
*	Netflix Inc.	105,138	34,020
*	Charter Communications Inc. Class A	37,611	18,244
	Activision Blizzard Inc.	184,305	10,952
*	Electronic Arts Inc.	70,042	7,530
*	Twitter Inc.	186,254	5,970
*	T-Mobile US Inc.	75,950	5,956
	ViacomCBS Inc. Class B	129,668	5,442
	Omnicom Group Inc.	52,251	4,233
*	Take-Two Interactive Software Inc.	27,192	3,329
	Fox Corp. Class A	85,582	3,173
	CenturyLink Inc.	235,800	3,115
*	Discovery Inc. Series C	80,628	2,458
*	Live Nation Entertainment Inc.	33,726	2,410
*	DISH Network Corp. Class A	61,432	2,179
	Interpublic Group of Cos. Inc.	93,330	2,156
	News Corp. Class A	110,023	1,556
	Fox Corp. Class B	38,277	1,393
*	Discovery Inc. Series A	37,907	1,241
	News Corp. Class B	12,487	181
			667,092
Consumer Discretionary (9.7%)
*	Amazon.com Inc.	99,911	184,620
	Home Depot Inc.	261,686	57,147
	McDonald’s Corp.	180,654	35,699
	NIKE Inc. Class B	298,992	30,291
	Starbucks Corp.	283,276	24,906
	Lowe’s Cos. Inc.	183,875	22,021
*	Booking Holdings Inc.	10,041	20,621
	TJX Cos. Inc.	290,877	17,761
	Target Corp.	121,556	15,585
	General Motors Co.	301,722	11,043
	Ross Stores Inc.	86,754	10,100
	Marriott International Inc. Class A	65,085	9,856
	Dollar General Corp.	61,067	9,525
	Ford Motor Co.	934,365	8,690
*	O’Reilly Automotive Inc.	18,148	7,954
	VF Corp.	78,624	7,836
	Hilton Worldwide Holdings Inc.	67,676	7,506
	Yum! Brands Inc.	72,543	7,307
*	AutoZone Inc.	5,715	6,808
	eBay Inc.	183,449	6,624
	Aptiv plc	61,265	5,818
	Las Vegas Sands Corp.	81,149	5,603
	Royal Caribbean Cruises Ltd.	41,235	5,505
*	Dollar Tree Inc.	56,825	5,344
*	Chipotle Mexican Grill Inc. Class A	6,135	5,136
	Carnival Corp.	96,154	4,887
	Best Buy Co. Inc.	54,650	4,798
	DR Horton Inc.	80,515	4,247
	MGM Resorts International	123,705	4,116
	Genuine Parts Co.	34,889	3,706
	Lennar Corp. Class A	66,408	3,705
	Expedia Group Inc.	33,565	3,630
*	Ulta Beauty Inc.	13,732	3,476
	Tiffany & Co.	25,932	3,466
*	CarMax Inc.	39,501	3,463
	Garmin Ltd.	34,574	3,373
	Wynn Resorts Ltd.	23,215	3,224
	Hasbro Inc.	30,470	3,218
	Darden Restaurants Inc.	29,457	3,211
*	NVR Inc.	834	3,176
*	Norwegian Cruise Line Holdings Ltd.	50,948	2,976
	Advance Auto Parts Inc.	16,657	2,668
	Tractor Supply Co.	28,472	2,660
*	LKQ Corp.	73,701	2,631
	PulteGroup Inc.	61,103	2,371
	Whirlpool Corp.	15,126	2,232
	BorgWarner Inc.	49,420	2,144
*	Mohawk Industries Inc.	14,225	1,940
	Kohl’s Corp.	37,467	1,909
	PVH Corp.	17,743	1,866
	Tapestry Inc.	66,031	1,781
	Newell Brands Inc.	91,185	1,753
	Leggett & Platt Inc.	31,487	1,600
	Ralph Lauren Corp. Class A	11,900	1,395
*	Capri Holdings Ltd.	36,285	1,384
	Harley-Davidson Inc.	36,867	1,371
	Hanesbrands Inc.	86,582	1,286
	Macy’s Inc.	73,934	1,257
	H&R Block Inc.	46,949	1,102
	Nordstrom Inc.	25,631	1,049
	L Brands Inc.	55,576	1,007
*,^	Under Armour Inc. Class A	46,263	999
	Gap Inc.	50,910	900
*	Under Armour Inc. Class C	45,229	867
	Lennar Corp. Class B	1,030	46
			626,196
Consumer Staples (7.2%)
	Procter & Gamble Co.	598,253	74,722
	Coca-Cola Co.	925,112	51,205
	PepsiCo Inc.	334,534	45,721
	Walmart Inc.	340,295	40,441
	Philip Morris International Inc.	373,246	31,759
	Costco Wholesale Corp.	105,974	31,148
	Altria Group Inc.	448,148	22,367
	Mondelez International Inc. Class A	345,368	19,023
	Colgate-Palmolive Co.	205,612	14,154
	Kimberly-Clark Corp.	82,232	11,311
	Estee Lauder Cos. Inc. Class A	53,392	11,028
	Walgreens Boots Alliance Inc.	179,879	10,606
	Sysco Corp.	122,366	10,467
	General Mills Inc.	144,955	7,764
	Constellation Brands Inc. Class A	40,188	7,626
	Tyson Foods Inc. Class A	70,805	6,446
	Archer-Daniels-Midland Co.	133,597	6,192
*	Monster Beverage Corp.	91,595	5,821
	Kroger Co.	192,411	5,578
	Hershey Co.	35,580	5,230
	McCormick & Co. Inc.	29,648	5,032
	Kraft Heinz Co.	149,463	4,802
	Clorox Co.	30,111	4,623
	Church & Dwight Co. Inc.	58,915	4,144
	Kellogg Co.	59,649	4,125
	Conagra Brands Inc.	116,853	4,001
	Lamb Weston Holdings Inc.	35,105	3,020
	Hormel Foods Corp.	66,824	3,014
	Brown-Forman Corp. Class B	43,605	2,948
	JM Smucker Co.	27,417	2,855
	Molson Coors Brewing Co. Class B	44,960	2,423
	Campbell Soup Co.	40,424	1,998
	Coty Inc. Class A	70,883	797
			462,391
Energy (4.3%)
	Exxon Mobil Corp.	1,015,102	70,834
	Chevron Corp.	453,635	54,668
	ConocoPhillips	263,270	17,120
	Schlumberger Ltd.	332,214	13,355
	Phillips 66	106,608	11,877
	EOG Resources Inc.	139,601	11,693
	Kinder Morgan Inc.	467,361	9,894
	Marathon Petroleum Corp.	155,793	9,387
	Valero Energy Corp.	98,527	9,227
	Occidental Petroleum Corp.	214,354	8,834
	ONEOK Inc.	99,108	7,500
	Williams Cos. Inc.	290,862	6,899
	Pioneer Natural Resources Co.	39,752	6,017
	Halliburton Co.	210,696	5,156
	Concho Resources Inc.	48,270	4,227
	Hess Corp.	62,151	4,152
	Baker Hughes Co. Class A	155,953	3,997
	Diamondback Energy Inc.	38,675	3,591
	Noble Energy Inc.	114,490	2,844
	Marathon Oil Corp.	191,490	2,600
	Devon Energy Corp.	92,641	2,406
	National Oilwell Varco Inc.	92,356	2,314
	Apache Corp.	90,006	2,303
	TechnipFMC plc	100,593	2,157
	HollyFrontier Corp.	35,543	1,802

Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Cabot Oil & Gas Corp.	97,645	1,700
	Cimarex Energy Co.	24,374	1,279
	Helmerich & Payne Inc.	26,103	1,186
			279,019
Financials (12.9%)
	JPMorgan Chase & Co.	752,435	104,889
*	Berkshire Hathaway Inc. Class B	437,823	99,167
	Bank of America Corp.	1,942,181	68,404
	Wells Fargo & Co.	923,324	49,675
	Citigroup Inc.	523,776	41,844
	US Bancorp	340,918	20,213
	American Express Co.	160,955	20,037
	Truist Financial Corp.	321,697	18,118
	Goldman Sachs Group Inc.	76,459	17,580
	CME Group Inc.	85,964	17,255
	Chubb Ltd.	108,717	16,923
	PNC Financial Services Group Inc.	105,099	16,777
	S&P Global Inc.	58,624	16,007
	Morgan Stanley	295,128	15,087
	BlackRock Inc.	28,289	14,221
	Marsh & McLennan Cos. Inc.	121,057	13,487
	Charles Schwab Corp.	274,275	13,045
	Intercontinental Exchange Inc.	133,555	12,361
	Aon plc	56,158	11,697
	Capital One Financial Corp.	111,734	11,499
	American International Group Inc.	208,725	10,714
	Progressive Corp.	140,247	10,153
	Bank of New York Mellon Corp.	201,333	10,133
	MetLife Inc.	187,574	9,561
	Aflac Inc.	176,067	9,314
	Moody’s Corp.	38,947	9,246
	Prudential Financial Inc.	96,476	9,044
	Allstate Corp.	77,686	8,736
	Travelers Cos. Inc.	61,915	8,479
*	Berkshire Hathaway Inc. Class A	21	7,131
	State Street Corp.	87,241	6,901
	T. Rowe Price Group Inc.	56,043	6,828
	Discover Financial Services	75,182	6,377
	Willis Towers Watson plc	30,839	6,228
	Northern Trust Corp.	50,831	5,400
	M&T Bank Corp.	31,660	5,374
	MSCI Inc. Class A	20,336	5,250
	Hartford Financial Services Group Inc.	86,390	5,250
	Fifth Third Bancorp	170,283	5,235
	Synchrony Financial	142,636	5,136
	Ameriprise Financial Inc.	30,400	5,064
	KeyCorp	236,396	4,785
	First Republic Bank	40,416	4,747
	Arthur J Gallagher & Co.	44,695	4,256
	Citizens Financial Group Inc.	104,378	4,239
	Regions Financial Corp.	231,638	3,975
	Cincinnati Financial Corp.	36,489	3,837
	Huntington Bancshares Inc.	248,048	3,741
	MarketAxess Holdings Inc.	9,088	3,445
	Principal Financial Group Inc.	62,045	3,412
	Loews Corp.	61,390	3,222
	Cboe Global Markets Inc.	26,640	3,197
*	SVB Financial Group	12,394	3,111
	Nasdaq Inc.	27,580	2,954
	Lincoln National Corp.	47,637	2,811
	Everest Re Group Ltd.	9,808	2,715
	Raymond James Financial Inc.	29,688	2,656
	Globe Life Inc.	23,846	2,510
	Comerica Inc.	34,500	2,475
	E*TRADE Financial Corp.	54,349	2,466
	WR Berkley Corp.	34,736	2,400
	Zions Bancorp NA	40,798	2,118
	Assurant Inc.	14,586	1,912
	People’s United Financial Inc.	106,292	1,796
	Franklin Resources Inc.	66,742	1,734
	Invesco Ltd.	89,065	1,601
	Unum Group	49,546	1,445
			831,400
Health Care (14.1%)
	Johnson & Johnson	631,389	92,101
	UnitedHealth Group Inc.	227,287	66,818
	Merck & Co. Inc.	610,782	55,551
	Pfizer Inc.	1,327,673	52,018
	Abbott Laboratories	423,980	36,827
	Medtronic plc	321,536	36,478
	Bristol-Myers Squibb Co.	562,369	36,098
	Amgen Inc.	142,542	34,363
	AbbVie Inc.	354,771	31,411
	Thermo Fisher Scientific Inc.	96,195	31,251
	Eli Lilly & Co.	202,699	26,641
	Danaher Corp.	153,350	23,536
	CVS Health Corp.	312,110	23,187
	Gilead Sciences Inc.	303,516	19,722
	Anthem Inc.	60,831	18,373
	Cigna Corp.	89,588	18,320
	Becton Dickinson and Co.	64,882	17,646
*	Intuitive Surgical Inc.	27,726	16,390
	Stryker Corp.	77,237	16,215
	Zoetis Inc.	114,258	15,122
*	Boston Scientific Corp.	334,354	15,119
	Allergan plc	78,753	15,055
*	Vertex Pharmaceuticals Inc.	61,684	13,506
*	Biogen Inc.	43,289	12,845
*	Illumina Inc.	35,266	11,699
*	Edwards Lifesciences Corp.	50,030	11,671
	Humana Inc.	31,769	11,644
	Baxter International Inc.	122,469	10,241
	HCA Healthcare Inc.	63,476	9,382
	Zimmer Biomet Holdings Inc.	49,334	7,384
*	Regeneron Pharmaceuticals Inc.	19,163	7,195
*	IQVIA Holdings Inc.	43,289	6,689
	Agilent Technologies Inc.	74,258	6,335
*	Centene Corp.	99,274	6,241
	McKesson Corp.	43,230	5,980
*	Alexion Pharmaceuticals Inc.	53,090	5,742
	Cerner Corp.	75,351	5,530
*	IDEXX Laboratories Inc.	20,579	5,374
	ResMed Inc.	34,487	5,344
*	Align Technology Inc.	17,211	4,803
*	Mettler-Toledo International Inc.	5,836	4,630
	Teleflex Inc.	11,094	4,176
*	WellCare Health Plans Inc.	12,067	3,985
*	Laboratory Corp. of America Holdings	23,310	3,943
	Cooper Cos. Inc.	11,904	3,825
*	Incyte Corp.	42,929	3,749
*	Waters Corp.	15,472	3,615
	Cardinal Health Inc.	70,237	3,553
	Quest Diagnostics Inc.	32,348	3,454
*	Hologic Inc.	64,272	3,356
	STERIS plc	20,374	3,105
*	Varian Medical Systems Inc.	21,843	3,102
	AmerisourceBergen Corp. Class A	36,028	3,063
	Dentsply Sirona Inc.	53,455	3,025
	Universal Health Services Inc. Class B	19,248	2,761
	PerkinElmer Inc.	26,711	2,594
*	Mylan NV	123,531	2,483
*	Henry Schein Inc.	35,202	2,349
*	ABIOMED Inc.	10,806	1,843
	Perrigo Co. plc	32,577	1,683
*	DaVita Inc.	21,432	1,608
			911,749
Industrials (9.0%)
	Boeing Co.	128,265	41,784
	Honeywell International Inc.	171,403	30,338
	Union Pacific Corp.	166,545	30,110
	United Technologies Corp.	194,638	29,149
	3M Co.	137,967	24,340
	General Electric Co.	2,095,232	23,383
	Lockheed Martin Corp.	59,542	23,184
	United Parcel Service Inc. Class B	168,103	19,678
	Caterpillar Inc.	132,592	19,581
	Raytheon Co.	66,806	14,680
	CSX Corp.	186,562	13,500
	Deere & Co.	75,542	13,088
	Northrop Grumman Corp.	37,600	12,933
	Illinois Tool Works Inc.	70,161	12,603
	Norfolk Southern Corp.	62,555	12,144
	Emerson Electric Co.	146,140	11,145
	Waste Management Inc.	93,617	10,669
	L3Harris Technologies Inc.	53,029	10,493
	General Dynamics Corp.	56,225	9,915
	Eaton Corp. plc	99,169	9,393
	Roper Technologies Inc.	24,959	8,841
	FedEx Corp.	57,590	8,708
	Delta Air Lines Inc.	138,054	8,073
	Ingersoll-Rand plc	57,459	7,637
	Johnson Controls International plc	185,035	7,533
*	IHS Markit Ltd.	96,162	7,246
	TransDigm Group Inc.	11,946	6,690
	Cummins Inc.	36,747	6,576
	PACCAR Inc.	82,955	6,562
	Parker-Hannifin Corp.	30,820	6,343
	Southwest Airlines Co.	113,602	6,132
	Stanley Black & Decker Inc.	36,471	6,045
	Verisk Analytics Inc. Class A	39,311	5,871
	Rockwell Automation Inc.	27,721	5,618
	AMETEK Inc.	54,838	5,470
	Fortive Corp.	70,966	5,421
	Cintas Corp.	20,113	5,412
	Fastenal Co.	137,593	5,084
*	United Airlines Holdings Inc.	52,229	4,601
	Republic Services Inc. Class A	50,553	4,531
*	Copart Inc.	49,102	4,465
	Equifax Inc.	29,051	4,071
	Dover Corp.	34,891	4,021
	Kansas City Southern	23,807	3,646
	WW Grainger Inc.	10,459	3,541
	Xylem Inc.	43,256	3,408
	Westinghouse Air Brake Technologies Corp.	43,689	3,399
	Masco Corp.	68,235	3,275

Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Expeditors International of Washington Inc.	40,915	3,192
	IDEX Corp.	18,274	3,143
*	United Rentals Inc.	18,060	3,012
	Jacobs Engineering Group Inc.	32,573	2,926
	Old Dominion Freight Line Inc.	15,302	2,904
	Arconic Inc.	93,043	2,863
	Allegion plc	22,270	2,773
	American Airlines Group Inc.	93,752	2,689
	CH Robinson Worldwide Inc.	32,528	2,544
	Huntington Ingalls Industries Inc.	9,788	2,456
	Textron Inc.	54,744	2,442
	JB Hunt Transport Services Inc.	20,404	2,383
	Snap-on Inc.	13,135	2,225
	Fortune Brands Home & Security Inc.	33,475	2,187
	Alaska Air Group Inc.	29,477	1,997
	Pentair plc	40,215	1,845
	Robert Half International Inc.	28,132	1,776
	Nielsen Holdings plc	85,151	1,729
	AO Smith Corp.	32,910	1,568
	Flowserve Corp.	31,307	1,558
	Quanta Services Inc.	34,051	1,386
	Rollins Inc.	33,685	1,117
			581,045
Information Technology (23.1%)
	Apple Inc.	1,001,977	294,231
	Microsoft Corp.	1,830,140	288,613
	Visa Inc. Class A	410,650	77,161
	Mastercard Inc. Class A	212,955	63,586
	Intel Corp.	1,043,559	62,457
	Cisco Systems Inc.	1,017,763	48,812
*	Adobe Inc.	116,124	38,299
*	salesforce.com Inc.	212,786	34,607
	NVIDIA Corp.	146,818	34,546
	Accenture plc Class A	152,333	32,077
*	PayPal Holdings Inc.	281,686	30,470
	Broadcom Inc.	95,160	30,072
	Texas Instruments Inc.	224,242	28,768
	International Business Machines Corp.	212,466	28,479
	Oracle Corp.	519,725	27,535
	QUALCOMM Inc.	273,926	24,168
	Fidelity National Information Services Inc.	147,425	20,505
	Automatic Data Processing Inc.	103,785	17,695
	Intuit Inc.	62,442	16,355
*	Fiserv Inc.	136,995	15,841
*	Micron Technology Inc.	265,584	14,283
	Applied Materials Inc.	221,593	13,526
	Global Payments Inc.	72,083	13,159
*	ServiceNow Inc.	45,242	12,773
*	Advanced Micro Devices Inc.	267,151	12,252
	Analog Devices Inc.	88,346	10,499
	Lam Research Corp.	34,799	10,175
*	Autodesk Inc.	52,783	9,684
	Cognizant Technology Solutions Corp. Class A	131,352	8,146
	Amphenol Corp. Class A	71,110	7,696
	TE Connectivity Ltd.	80,249	7,691
	HP Inc.	355,478	7,305
	KLA Corp.	37,844	6,743
	Motorola Solutions Inc.	41,096	6,622
	Paychex Inc.	76,409	6,499
	Microchip Technology Inc.	57,326	6,003
*	FleetCor Technologies Inc.	20,816	5,989
	Xilinx Inc.	60,328	5,898
	Corning Inc.	184,537	5,372
*	ANSYS Inc.	20,533	5,285
*	Synopsys Inc.	36,091	5,024
	Skyworks Solutions Inc.	40,881	4,942
	CDW Corp.	34,476	4,925
	Hewlett Packard Enterprise Co.	310,513	4,925
*	VeriSign Inc.	24,794	4,777
*	Cadence Design Systems Inc.	67,224	4,663
*	Keysight Technologies Inc.	44,993	4,618
	Western Digital Corp.	71,388	4,531
	Maxim Integrated Products Inc.	64,963	3,996
*	Fortinet Inc.	34,063	3,637
	NortonLifeLock Inc.	137,740	3,515
	NetApp Inc.	54,830	3,413
	Broadridge Financial Solutions Inc.	27,543	3,403
*	Akamai Technologies Inc.	38,828	3,354
*	Gartner Inc.	21,496	3,313
	Seagate Technology plc	55,545	3,305
	Citrix Systems Inc.	29,409	3,261
*	Qorvo Inc.	27,923	3,245
*	Zebra Technologies Corp.	12,553	3,207
	Leidos Holdings Inc.	31,967	3,129
	Western Union Co.	100,812	2,700
	Jack Henry & Associates Inc.	18,501	2,695
*	Arista Networks Inc.	12,983	2,641
	DXC Technology Co.	61,270	2,303
*	F5 Networks Inc.	14,627	2,043
	Juniper Networks Inc.	80,114	1,973
	FLIR Systems Inc.	32,314	1,683
	Xerox Holdings Corp.	44,500	1,641
*	IPG Photonics Corp.	8,509	1,233
	Alliance Data Systems Corp.	9,809	1,101
			1,489,073
Materials (2.6%)
	Linde plc	128,862	27,435
	Air Products & Chemicals Inc.	52,876	12,425
	Ecolab Inc.	60,155	11,609
	Sherwin-Williams Co.	19,708	11,500
	DuPont de Nemours Inc.	177,749	11,412
	Dow Inc.	177,906	9,737
	Newmont Goldcorp Corp.	196,646	8,544
	PPG Industries Inc.	56,726	7,572
	LyondellBasell Industries NV Class A	61,602	5,820
	Corteva Inc.	179,713	5,312
	Ball Corp.	78,495	5,076
	Freeport-McMoRan Inc.	348,269	4,569
	Vulcan Materials Co.	31,715	4,567
	International Paper Co.	94,099	4,333
	Amcor plc	388,930	4,216
	Martin Marietta Materials Inc.	14,989	4,192
	Nucor Corp.	72,792	4,097
	Celanese Corp. Class A	29,027	3,574
	International Flavors & Fragrances Inc.	25,569	3,299
	FMC Corp.	31,145	3,109
	Westrock Co.	61,998	2,660
	Avery Dennison Corp.	20,017	2,619
	Eastman Chemical Co.	32,621	2,586
	Packaging Corp. of America	22,654	2,537
	CF Industries Holdings Inc.	52,302	2,497
	Albemarle Corp.	25,372	1,853
	Mosaic Co.	83,663	1,810
	Sealed Air Corp.	36,974	1,473
			170,433
Real Estate (2.9%)
	American Tower Corp.	106,260	24,421
	Crown Castle International Corp.	99,743	14,178
	Prologis Inc.	151,543	13,508
	Equinix Inc.	20,456	11,940
	Simon Property Group Inc.	73,636	10,969
	Welltower Inc.	97,336	7,960
	Public Storage	36,035	7,674
	AvalonBay Communities Inc.	33,496	7,024
	Equity Residential	83,726	6,775
	SBA Communications Corp. Class A	27,016	6,511
	Digital Realty Trust Inc.	50,075	5,996
	Realty Income Corp.	78,184	5,757
	Weyerhaeuser Co.	178,793	5,399
	Ventas Inc.	89,430	5,164
*	CBRE Group Inc. Class A	80,334	4,924
	Essex Property Trust Inc.	15,859	4,771
	Boston Properties Inc.	34,510	4,757
	Alexandria Real Estate Equities Inc.	27,646	4,467
	Healthpeak Properties Inc.	118,842	4,096
	Mid-America Apartment Communities Inc.	27,339	3,605
	UDR Inc.	70,406	3,288
	Extra Space Storage Inc.	31,120	3,287
	Host Hotels & Resorts Inc.	172,322	3,197
	Duke Realty Corp.	88,342	3,063
	Regency Centers Corp.	40,102	2,530
	Vornado Realty Trust	37,905	2,521
	Iron Mountain Inc.	69,123	2,203
	Federal Realty Investment Trust	16,806	2,163
	Kimco Realty Corp.	101,049	2,093
	Apartment Investment & Management Co.	35,620	1,840
	SL Green Realty Corp.	19,511	1,793
	Macerich Co.	1,770	48
			187,922
Utilities (3.3%)
	NextEra Energy Inc.	117,247	28,393
	Dominion Energy Inc.	197,439	16,352
	Southern Co.	251,561	16,024
	Duke Energy Corp.	174,914	15,954
	American Electric Power Co. Inc.	118,482	11,198
	Exelon Corp.	233,252	10,634
	Sempra Energy	67,616	10,242
	Xcel Energy Inc.	125,783	7,986
	Consolidated Edison Inc.	79,726	7,213
	Public Service Enterprise Group Inc.	121,309	7,163
	WEC Energy Group Inc.	75,645	6,977
	Eversource Energy	77,646	6,605
	Edison International	86,033	6,488
	FirstEnergy Corp.	129,604	6,299
	PPL Corp.	173,481	6,224
	DTE Energy Co.	46,078	5,984
	Entergy Corp.	47,760	5,722

Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	American Water Works Co. Inc.	43,374	5,328
	Ameren Corp.	59,075	4,537
	CMS Energy Corp.	68,142	4,282
	Evergy Inc.	54,752	3,564
	CenterPoint Energy Inc.	120,685	3,291
	Atmos Energy Corp.	28,687	3,209
	AES Corp.	159,530	3,175
	Alliant Energy Corp.	57,752	3,160
	NiSource Inc.	89,391	2,489
	Pinnacle West Capital Corp.	26,897	2,419
	NRG Energy Inc.	60,211	2,393
			213,305
Total Common Stocks (Cost $3,704,149)			6,419,625
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.8%)
2,3	Vanguard Market Liquidity Fund, 1.816%	477,431	47,748

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4	United States Treasury Bill, 1.546%, 3/26/20	1,000	996
4	United States Treasury Bill, 1.527%–1.541%, 4/30/20	1,470	1,463
			2,459
Total Temporary Cash Investments (Cost $50,210)			50,207
Total Investments (100.2%) (Cost $3,754,359)			6,469,832

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	280
Receivables for Investment Securities Sold	37
Receivables for Accrued Income	6,569
Receivables for Capital Shares Issued	511
Variation Margin Receivable—Futures Contracts	94
Total Other Assets	7,491
Liabilities
Payables for Investment Securities Purchased	(15,083)
Collateral for Securities on Loan	(264)
Payables for Capital Shares Redeemed	(1,992)
Payables to Vanguard	(1,966)
Total Liabilities	(19,305)
Net Assets (100%)
Applicable to 135,394,379 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,458,018
Net Asset Value Per Share	$47.70

At December 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	3,511,475
Total Distributable Earnings (Loss)	2,946,543
Net Assets	6,458,018

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $259,000.
1	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2	Collateral of $264,000 was received for securities on loan.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Securities with a value of $1,549,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2020	243		39,258	596

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Dividends	114,609
Interest[1]	618
Securities Lending—Net	84
Total Income	115,311
Expenses
The Vanguard Group—Note B
Investment Advisory Services	854
Management and Administrative	6,511
Marketing and Distribution	525
Custodian Fees	21
Auditing Fees	75
Shareholders’ Reports	41
Trustees’ Fees and Expenses	3
Total Expenses	8,030
Net Investment Income	107,281
Realized Net Gain (Loss)
Investment Securities Sold[1]	124,531
Futures Contracts	7,573
Realized Net Gain (Loss)	132,104
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,295,700
Futures Contracts	296
Change in Unrealized Appreciation (Depreciation)	1,295,996
Net Increase (Decrease) in Net Assets Resulting from Operations	1,535,381

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $582,000, ($2,000), and ($4,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	107,281	103,632
Realized Net Gain (Loss)	132,104	138,799
Change in Unrealized Appreciation (Depreciation)	1,295,996	(473,810)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,535,381	(231,379)
Distributions
Net Investment Income	(107,141)	(88,315)
Realized Capital Gain[1]	(140,285)	(85,966)
Total Distributions	(247,426)	(174,281)
Capital Share Transactions
Issued	584,985	560,449
Issued in Lieu of Cash Distributions	247,426	174,281
Redeemed	(596,018)	(573,178)
Net Increase (Decrease) from Capital Share Transactions	236,393	161,552
Total Increase (Decrease)	1,524,348	(244,108)
Net Assets
Beginning of Period	4,933,670	5,177,778
End of Period	6,458,018	4,933,670

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $347,000 and $2,110,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$38.03	$41.17	$35.63	$33.25	$34.44
Investment Operations
Net Investment Income	.805[1]	.804[1]	.699[1]	.704	.759[2]
Net Realized and Unrealized Gain (Loss) on Investments	10.791	(2.556)	6.734	3.055	(.338)
Total from Investment Operations	11.596	(1.752)	7.433	3.759	.421
Distributions
Dividends from Net Investment Income	(.834)	(.703)	(.699)	(.759)	(.569)
Distributions from Realized Capital Gains	(1.092)	(.685)	(1.194)	(.620)	(1.042)
Total Distributions	(1.926)	(1.388)	(1.893)	(1.379)	(1.611)
Net Asset Value, End of Period	$47.70	$38.03	$41.17	$35.63	$33.25

Total Return	31.30%	-4.51%	21.66%	11.81%	1.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,458	$4,934	$5,178	$4,329	$3,985
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.87%	1.94%	1.85%	2.08%	2.31%[2]
Portfolio Turnover Rate	4%	5%	5%	7%	4%

1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.13 and 0.35%, respectively, resulting from a special dividend from Medtronic plc in January 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Notes to Financial Statements

The Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.       The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2019, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0%, respectively, of net assets, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties.

Equity Index Portfolio

The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.       In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2019, the portfolio had contributed to Vanguard capital in the amount of $280,000, representing less than 0.01% of the portfolio’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.       Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Equity Index Portfolio

The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,419,625	—	—
Temporary Cash Investments	47,748	2,459	—
Futures Contracts—Assets[1]	94	—	—
Total	6,467,467	2,459	—

1 Represents variation margin on the last day of the reporting period.

D.       Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	105,297
Undistributed Long-Term Gains	127,272
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	2,715,473

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,754,359
Gross Unrealized Appreciation	3,036,531
Gross Unrealized Depreciation	(321,058)
Net Unrealized Appreciation (Depreciation)	2,715,473

E.       During the year ended December 31, 2019, the portfolio purchased $335,753,000 of investment securities and sold $242,628,000 of investment securities, other than temporary cash investments.

F.       Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	13,588	13,586
Issued in Lieu of Cash Distributions	6,019	4,242
Redeemed	(13,957)	(13,844)
Net Increase (Decrease) in Shares Outstanding	5,650	3,984

At December 31, 2019, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Total Stock Market Index Portfolio), were each the record or beneficial owner of 25% or more of the portfolio’s net assets, with a combined ownership of 63%. If any of these shareholders were to redeem their investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.

G.       Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Equity Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for corporate shareholders only for Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $139,938,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 95.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Equity Index Portfolio

The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s®, and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Equity Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard Equity Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Equity Index Portfolio particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard Equity Index Portfolio. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Equity Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Equity Index Portfolio or the timing of the issuance or sale of Vanguard Equity Index Portfolio or in the determination or calculation of the equation by which Vanguard Equity Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Equity Index Portfolio. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE VANGUARD EQUITY INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Global Bond Index Portfolio

Your Portfolio’s Performance at a Glance

•     For the 12 months ended December 31, 2019, the Global Bond Index Portfolio returned 8.41%, in line with the 8.64% return of its benchmark, the Global Bond Composite Index, after factoring in expenses.

•     Investors were drawn to bonds and other assets perceived as safer during the period. The U.S.-China trade conflict fueled global economic growth concerns for much of the year before tensions eased in December. Bond prices rose and yields declined as the Federal Reserve trimmed its target for short-term interest rates three times in 2019. Other major central banks also adopted accommodative monetary policies.

•      U.S. bonds, which make up about 70% of the benchmark, returned almost 9%. Japanese bonds returned more than 5%; U.K. bonds, more than 10%; Italian bonds, more than 13%; and German bonds, nearly 7%. Lower-quality bonds outperformed their higher-quality counterparts.

•     Please note that the portfolio returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Market Barometer		Average Annual Total Returns
		Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Global Bond Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Global Bond Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Global Bond Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

•    Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Bond Index Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,021.96	$0.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66

The calculations are based the Global Bond Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Global Bond Index Portfolio’s annualized expense figure for that period is 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Global Bond Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: September 7, 2017–December 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2019
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2017)	Investment
Global Bond Index Portfolio	8.41%	3.83%	$10,909
Global Bond Composite Index	8.64	3.97	10,943

Global Bond Composite Index: Weighted 70% Bloomberg Barclays U.S. Aggregate Float Adjusted Index and 30% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged).

“Since Inception” performance is calculated from the portfolio’s inception date for both the portfolio and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

Global Bond Index Portfolio

Allocation to Underlying Funds

As of December 31, 2019

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio	70.0%
Vanguard Total International Bond Index Fund Admiral Shares	30.0

Global Bond Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Bond Fund (70.0%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	13,301,507	162,411

International Bond Fund (30.0%)
Vanguard Total International Bond Index Fund Admiral Shares	3,080,840	69,689
Total Investment Companies (Cost $223,662)		232,100
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.816% (Cost $12)	125	12
Total Investments (100.0%) (Cost $223,674)		232,112
Other Assets and Liabilities (0.0%)
Other Assets		664
Liabilities		(721)
		(57)
Net Assets (100%)
Applicable to 10,838,626 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		232,055
Net Asset Value Per Share		$21.41

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds		232,112
Receivables for Capital Shares Issued		664
Total Assets		232,776
Liabilities
Payables for Investment Securities Purchased		498
Payables for Capital Shares Redeemed		223
Total Liabilities		721
Net Assets		232,055

At December 31, 2019, net assets consisted of:
		Amount
		($000)
Paid-in Capital		216,628
Total Distributable Earnings (Loss)		15,427
Net Assets		232,055

••	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Bond Index Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	5,652
Net Investment Income—Note B	5,652
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	1,481
Realized Net Gain (Loss)	1,481
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	9,127
Net Increase (Decrease) in Net Assets Resulting from Operations	16,260

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,652	2,690
Realized Net Gain (Loss)	1,481	226
Change in Unrealized Appreciation (Depreciation)	9,127	(577)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,260	2,339
Distributions
Net Investment Income	(2,825)	(223)
Realized Capital Gain[1]	(233)	(18)
Total Distributions	(3,058)	(241)
Capital Share Transactions
Issued	90,552	113,308
Issued in Lieu of Cash Distributions	3,058	240
Redeemed	(37,595)	(7,418)
Net Increase (Decrease) from Capital Share Transactions	56,015	106,130
Total Increase (Decrease)	69,217	108,228
Net Assets
Beginning of Period	162,838	54,610
End of Period	232,055	162,838

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $114,000 and $18,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Bond Index Portfolio

Financial Highlights

			Sept. 7,
			2017[1] to
	Year Ended Dec. 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017
Net Asset Value, Beginning of Period	$20.07	$19.97	$20.00
Investment Operations
Net Investment Income[2]	.571	.462	.164
Capital Gain Distributions Received[2]	—	.020	—
Net Realized and Unrealized Gain (Loss) on Investments	1.100	(.327)	(.194)
Total from Investment Operations	1.671	.155	(.030)
Distributions
Dividends from Net Investment Income	(.306)	(.051)	—
Distributions from Realized Capital Gains	(.025)	(.004)	—
Total Distributions	(.331)	(.055)	—
Net Asset Value, End of Period	$21.41	$20.07	$19.97

Total Return	8.41%	0.78%	-0.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$232	$163	$55
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.14%[3]
Ratio of Net Investment Income to Average Net Assets	2.73%	2.34%	2.59%[3]
Portfolio Turnover Rate	12%	10%	8%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

Notes to Financial Statements

The Global Bond Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. The portfolio invests a substantial amount of its assets in VVIF Total Bond Market Index Portfolio. The accompanying financial statements of VVIF Total Bond Market Index Portfolio should be read in conjunction with the financial statements of the portfolio. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.       The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2017–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

Global Bond Index Portfolio

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.       In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2019, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.       Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At December 31, 2019, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D.       Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	5,925
Undistributed Long-Term Gains	1,064
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	8,438

Global Bond Index Portfolio

As of December 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	223,674
Gross Unrealized Appreciation	8,745
Gross Unrealized Depreciation	(307)
Net Unrealized Appreciation (Depreciation)	8,438

E.       Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	4,355	5,742
Issued in Lieu of Cash Distributions	150	12
Redeemed	(1,781)	(375)
Net Increase (Decrease) in Shares Outstanding	2,724	5,379

At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 83% of the portfolio’s net assets.

F.       Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Dec. 31,		Proceeds	Realized				Dec. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1	NA1	NA1	—	—	2	—	12
Vanguard Total International Bond Index Fund	48,815	27,139	8,527	491	1,771	2,215	—	69,689
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	114,099	56,611	16,645	990	7,356	3,435	—	162,411
Total	162,915	83,750	25,172	1,481	9,127	5,652	—	232,112

1	Not applicable—purchases and sales are for temporary cash investment purposes.

G.       Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Global Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Global Bond Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Global Bond Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for corporate shareholders only for Global Bond Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $119,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

Global Bond Index Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Global Bond Index Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Global Bond Index Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Global Bond Index Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Global Bond Index Portfolio or the owners of the Global Bond Index Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Global Bond Index Portfolio. Investors acquire the Global Bond Index Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Global Bond Index Portfolio. The Global Bond Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Global Bond Index Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Global Bond Index Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Bond Index Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Global Bond Index Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Global Bond Index Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Global Bond Index Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Global Bond Index Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE GLOBAL BOND INDEX PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved

Total Bond Market Index Portfolio

Your Portfolio’s Performance at a Glance

•   With yields falling in 2019, prices rose, contributing to strong bond returns for the 12 months ended December 31, 2019. The Total Bond Market Index Portfolio returned 8.67%, in line with the 8.87% return of its benchmark index after taking into account the cost of running the portfolio.

•   The year was marked by concerns about slowing global growth, escalations in trade disputes, flare-ups in geopolitical tensions, and uncertainty over the United Kingdom’s exit from the European Union. The more challenging outlook prompted the Federal Reserve to cut interest rates three times in 2019; other major central banks adopted more accommodative monetary policies as well. Corporate earnings generally proved more resilient than expected and corporate defaults remained low, helping the average yield spread for corporate bonds versus U.S. Treasuries to narrow significantly.

•   Treasuries, which account for over 40% of the portfolio’s assets, returned 6.86%. Mortgage-backed securities returned a little less than that, while corporate bonds fared even better, returning 14.54%.

•   By credit quality, lower-rated investment-grade bonds bested higher-rated ones. And by maturity, longer-dated bonds significantly outperformed.

•   Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Market Barometer

		Average Annual Total Returns
		Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,024.33	$0.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2009–December 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Portfolio	8.67%	2.92%	3.60%	$14,249
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	8.87	3.07	3.78	14,486

See Financial Highlights for dividend and capital gains information.

Total Bond Market Index Portfolio

Sector Diversification

As of December 31, 2019

Asset-Backed/Commercial Mortgage-Backed	2.5%
Finance	8.5
Foreign	4.2
Government Mortgage-Backed	22.3
Industrial	16.4
Treasury/Agency	43.3
Utilities	2.0
Other	0.8

The table reflects the portfolio’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Total Bond Market Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (65.2%)
U.S. Government Securities (42.0%)
United States Treasury Note/Bond	2.625%	8/31/20	2	2
United States Treasury Note/Bond	2.750%	9/30/20	2	2
United States Treasury Note/Bond	1.375%	10/31/20	1	1
United States Treasury Note/Bond	1.750%	10/31/20	1	1
United States Treasury Note/Bond	2.000%	11/30/20	5	5
United States Treasury Note/Bond	2.750%	11/30/20	2	2
United States Treasury Note/Bond	2.500%	12/31/20	1	1
United States Treasury Note/Bond	2.000%	1/15/21	942	945
United States Treasury Note/Bond	2.500%	1/31/21	7,700	7,770
United States Treasury Note/Bond	2.250%	2/15/21	11,225	11,299
United States Treasury Note/Bond	3.625%	2/15/21	768	785
United States Treasury Note/Bond	7.875%	2/15/21	1,180	1,260
United States Treasury Note/Bond	1.125%	2/28/21	580	577
United States Treasury Note/Bond	2.000%	2/28/21	4,050	4,067
United States Treasury Note/Bond	2.500%	2/28/21	11,488	11,601
United States Treasury Note/Bond	2.375%	3/15/21	13,122	13,233
United States Treasury Note/Bond	1.250%	3/31/21	9,170	9,127
United States Treasury Note/Bond	2.250%	3/31/21	21,482	21,643
United States Treasury Note/Bond	2.375%	4/15/21	8,381	8,461
United States Treasury Note/Bond	1.375%	4/30/21	650	648
United States Treasury Note/Bond	2.250%	4/30/21	8,016	8,082
United States Treasury Note/Bond	2.625%	5/15/21	13,389	13,571
United States Treasury Note/Bond	3.125%	5/15/21	5,625	5,738
United States Treasury Note/Bond	1.375%	5/31/21	5,426	5,408
United States Treasury Note/Bond	2.000%	5/31/21	6,752	6,788
United States Treasury Note/Bond	2.125%	5/31/21	4,271	4,301
United States Treasury Note/Bond	2.625%	6/15/21	10,023	10,167
United States Treasury Note/Bond	1.125%	6/30/21	5,078	5,042
United States Treasury Note/Bond	1.625%	6/30/21	7,852	7,853
United States Treasury Note/Bond	2.625%	7/15/21	16,405	16,656
United States Treasury Note/Bond	1.125%	7/31/21	9,520	9,447
United States Treasury Note/Bond	1.750%	7/31/21	9,417	9,438
United States Treasury Note/Bond	2.250%	7/31/21	5,675	5,731
United States Treasury Note/Bond	2.125%	8/15/21	3,445	3,473
United States Treasury Note/Bond	2.750%	8/15/21	23,185	23,602
United States Treasury Note/Bond	1.125%	8/31/21	1,578	1,565
United States Treasury Note/Bond	1.500%	8/31/21	10,140	10,123
United States Treasury Note/Bond	2.000%	8/31/21	7,800	7,850
United States Treasury Note/Bond	2.750%	9/15/21	6,614	6,740
United States Treasury Note/Bond	1.125%	9/30/21	2,317	2,298
United States Treasury Note/Bond	1.500%	9/30/21	2,125	2,121
United States Treasury Note/Bond	2.125%	9/30/21	1,775	1,791
United States Treasury Note/Bond	2.875%	10/15/21	9,746	9,962
United States Treasury Note/Bond	1.250%	10/31/21	4,654	4,625
United States Treasury Note/Bond	1.500%	10/31/21	18,666	18,637
United States Treasury Note/Bond	2.000%	10/31/21	4,420	4,452
United States Treasury Note/Bond	2.000%	11/15/21	115	116
United States Treasury Note/Bond	2.875%	11/15/21	1,233	1,262
United States Treasury Note/Bond	8.000%	11/15/21	3,400	3,795
United States Treasury Note/Bond	1.500%	11/30/21	3,253	3,248
United States Treasury Note/Bond	1.750%	11/30/21	7,492	7,513
United States Treasury Note/Bond	2.625%	12/15/21	12,401	12,643
United States Treasury Note/Bond	1.625%	12/31/21	3,645	3,649
United States Treasury Note/Bond	2.000%	12/31/21	6,670	6,722
United States Treasury Note/Bond	2.125%	12/31/21	928	937
United States Treasury Note/Bond	2.500%	1/15/22	16,161	16,446
United States Treasury Note/Bond	1.500%	1/31/22	2,384	2,380
United States Treasury Note/Bond	1.875%	1/31/22	8,835	8,885
United States Treasury Note/Bond	2.000%	2/15/22	135	136
United States Treasury Note/Bond	2.500%	2/15/22	9,901	10,087
United States Treasury Note/Bond	1.750%	2/28/22	6,330	6,351
United States Treasury Note/Bond	1.875%	2/28/22	9,990	10,049
United States Treasury Note/Bond	2.375%	3/15/22	10,896	11,080
United States Treasury Note/Bond	1.750%	3/31/22	9,889	9,923
United States Treasury Note/Bond	1.875%	3/31/22	5,215	5,247
United States Treasury Note/Bond	2.250%	4/15/22	10,050	10,195
United States Treasury Note/Bond	1.750%	4/30/22	4,977	4,994
United States Treasury Note/Bond	1.875%	4/30/22	4,927	4,958
United States Treasury Note/Bond	1.750%	5/15/22	2,962	2,972
United States Treasury Note/Bond	2.125%	5/15/22	221	224
United States Treasury Note/Bond	1.750%	5/31/22	5,115	5,133
United States Treasury Note/Bond	1.875%	5/31/22	6,650	6,694
United States Treasury Note/Bond	1.750%	6/15/22	13,281	13,329
United States Treasury Note/Bond	1.750%	6/30/22	5,500	5,521
United States Treasury Note/Bond	2.125%	6/30/22	5,235	5,302
United States Treasury Note/Bond	1.750%	7/15/22	16,792	16,850
United States Treasury Note/Bond	1.875%	7/31/22	6,417	6,459
United States Treasury Note/Bond	2.000%	7/31/22	6,025	6,084
United States Treasury Note/Bond	1.500%	8/15/22	10,098	10,071
United States Treasury Note/Bond	1.625%	8/15/22	2,169	2,170
United States Treasury Note/Bond	7.250%	8/15/22	875	1,001
United States Treasury Note/Bond	1.625%	8/31/22	9,570	9,573
United States Treasury Note/Bond	1.875%	8/31/22	5,445	5,482
United States Treasury Note/Bond	1.500%	9/15/22	778	776
United States Treasury Note/Bond	1.750%	9/30/22	9,437	9,471
United States Treasury Note/Bond	1.875%	9/30/22	9,975	10,047
United States Treasury Note/Bond	1.375%	10/15/22	11,286	11,212
United States Treasury Note/Bond	1.875%	10/31/22	6,520	6,565
United States Treasury Note/Bond	2.000%	10/31/22	7,947	8,030
United States Treasury Note/Bond	1.625%	11/15/22	21,235	21,242
United States Treasury Note/Bond	7.625%	11/15/22	40	47
United States Treasury Note/Bond	2.000%	11/30/22	20,733	20,953
United States Treasury Note/Bond	1.625%	12/15/22	23,260	23,271
United States Treasury Note/Bond	2.125%	12/31/22	12,951	13,141
United States Treasury Note/Bond	1.750%	1/31/23	7,020	7,046
United States Treasury Note/Bond	2.375%	1/31/23	2,430	2,485
United States Treasury Note/Bond	2.000%	2/15/23	798	807
United States Treasury Note/Bond	7.125%	2/15/23	1,690	1,973
United States Treasury Note/Bond	1.500%	2/28/23	2,889	2,877
United States Treasury Note/Bond	2.625%	2/28/23	1,261	1,299
United States Treasury Note/Bond	1.500%	3/31/23	7,005	6,977
United States Treasury Note/Bond	2.500%	3/31/23	6,770	6,954
United States Treasury Note/Bond	1.625%	4/30/23	215	215
United States Treasury Note/Bond	2.750%	4/30/23	3,500	3,625
United States Treasury Note/Bond	1.750%	5/15/23	7,400	7,424
United States Treasury Note/Bond	1.625%	5/31/23	7,175	7,172
United States Treasury Note/Bond	2.750%	5/31/23	5,850	6,062
United States Treasury Note/Bond	1.375%	6/30/23	5,050	5,004
United States Treasury Note/Bond	2.625%	6/30/23	5,398	5,577
United States Treasury Note/Bond	1.250%	7/31/23	2,630	2,593
United States Treasury Note/Bond	2.750%	7/31/23	3,555	3,690
United States Treasury Note/Bond	2.500%	8/15/23	5,460	5,621
United States Treasury Note/Bond	6.250%	8/15/23	6,565	7,621
United States Treasury Note/Bond	1.375%	8/31/23	10,235	10,136
United States Treasury Note/Bond	2.750%	8/31/23	8,235	8,553
United States Treasury Note/Bond	1.375%	9/30/23	2,315	2,291
United States Treasury Note/Bond	2.875%	9/30/23	4,309	4,498
United States Treasury Note/Bond	1.625%	10/31/23	3,750	3,744
United States Treasury Note/Bond	2.875%	10/31/23	11,203	11,702

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.750%	11/15/23	4,261	4,432
United States Treasury Note/Bond	2.125%	11/30/23	6,150	6,256
United States Treasury Note/Bond	2.875%	11/30/23	344	360
United States Treasury Note/Bond	2.250%	12/31/23	2,267	2,318
United States Treasury Note/Bond	2.625%	12/31/23	7,337	7,606
United States Treasury Note/Bond	2.250%	1/31/24	3,215	3,287
United States Treasury Note/Bond	2.500%	1/31/24	9,419	9,725
United States Treasury Note/Bond	2.750%	2/15/24	10,710	11,165
United States Treasury Note/Bond	2.125%	2/29/24	11,700	11,908
United States Treasury Note/Bond	2.375%	2/29/24	6,712	6,899
United States Treasury Note/Bond	2.125%	3/31/24	18,446	18,780
United States Treasury Note/Bond	2.000%	4/30/24	1,260	1,277
United States Treasury Note/Bond	2.250%	4/30/24	10,559	10,806
United States Treasury Note/Bond	2.500%	5/15/24	9,960	10,299
United States Treasury Note/Bond	2.000%	5/31/24	11,548	11,699
United States Treasury Note/Bond	1.750%	6/30/24	8,060	8,080
United States Treasury Note/Bond	2.000%	6/30/24	10,955	11,099
United States Treasury Note/Bond	1.750%	7/31/24	9,127	9,151
United States Treasury Note/Bond	2.125%	7/31/24	9,736	9,918
United States Treasury Note/Bond	2.375%	8/15/24	11,564	11,909
United States Treasury Note/Bond	1.250%	8/31/24	10,125	9,926
United States Treasury Note/Bond	1.875%	8/31/24	4,655	4,692
United States Treasury Note/Bond	1.500%	9/30/24	785	778
United States Treasury Note/Bond	2.125%	9/30/24	3,394	3,460
United States Treasury Note/Bond	1.500%	10/31/24	9,070	8,991
United States Treasury Note/Bond	2.250%	10/31/24	5,980	6,133
United States Treasury Note/Bond	2.250%	11/15/24	12,681	13,004
United States Treasury Note/Bond	7.500%	11/15/24	25	32
United States Treasury Note/Bond	1.500%	11/30/24	14,847	14,719
United States Treasury Note/Bond	2.125%	11/30/24	10,055	10,252
United States Treasury Note/Bond	1.750%	12/31/24	8,205	8,227
United States Treasury Note/Bond	2.250%	12/31/24	1,645	1,688
United States Treasury Note/Bond	2.500%	1/31/25	6,340	6,584
United States Treasury Note/Bond	2.000%	2/15/25	8,625	8,746
United States Treasury Note/Bond	2.750%	2/28/25	2,513	2,641
United States Treasury Note/Bond	2.625%	3/31/25	8,961	9,366
United States Treasury Note/Bond	2.875%	4/30/25	4,060	4,296
United States Treasury Note/Bond	2.125%	5/15/25	12,735	12,986
United States Treasury Note/Bond	2.875%	5/31/25	6,350	6,721
United States Treasury Note/Bond	2.750%	6/30/25	4,880	5,137
United States Treasury Note/Bond	2.875%	7/31/25	5,105	5,410
United States Treasury Note/Bond	2.000%	8/15/25	14,581	14,767
United States Treasury Note/Bond	6.875%	8/15/25	2,085	2,655
United States Treasury Note/Bond	2.750%	8/31/25	9,260	9,755
United States Treasury Note/Bond	3.000%	9/30/25	5,041	5,381
United States Treasury Note/Bond	3.000%	10/31/25	4,015	4,288
United States Treasury Note/Bond	2.250%	11/15/25	10,421	10,696
United States Treasury Note/Bond	2.875%	11/30/25	6,285	6,672
United States Treasury Note/Bond	2.625%	12/31/25	9,165	9,605
United States Treasury Note/Bond	2.625%	1/31/26	7,459	7,818
United States Treasury Note/Bond	1.625%	2/15/26	16,476	16,311
United States Treasury Note/Bond	6.000%	2/15/26	3,600	4,477
United States Treasury Note/Bond	2.500%	2/28/26	7,770	8,089
United States Treasury Note/Bond	2.250%	3/31/26	6,250	6,418
United States Treasury Note/Bond	2.375%	4/30/26	405	419
United States Treasury Note/Bond	1.625%	5/15/26	10,789	10,669
United States Treasury Note/Bond	2.125%	5/31/26	6,595	6,722
United States Treasury Note/Bond	1.875%	6/30/26	9,335	9,371
United States Treasury Note/Bond	1.875%	7/31/26	11,866	11,907
United States Treasury Note/Bond	1.500%	8/15/26	10,069	9,864
United States Treasury Note/Bond	6.750%	8/15/26	630	824
United States Treasury Note/Bond	1.375%	8/31/26	9,309	9,047
United States Treasury Note/Bond	1.625%	9/30/26	5,215	5,149
United States Treasury Note/Bond	1.625%	10/31/26	7,825	7,720
United States Treasury Note/Bond	2.000%	11/15/26	19,605	19,813
United States Treasury Note/Bond	6.500%	11/15/26	765	997
United States Treasury Note/Bond	1.625%	11/30/26	10,545	10,403
United States Treasury Note/Bond	1.750%	12/31/26	5,575	5,544
United States Treasury Note/Bond	2.250%	2/15/27	6,372	6,545
United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,406
United States Treasury Note/Bond	2.375%	5/15/27	9,832	10,189
United States Treasury Note/Bond	2.250%	8/15/27	7,822	8,037
United States Treasury Note/Bond	6.375%	8/15/27	185	245
United States Treasury Note/Bond	2.250%	11/15/27	11,502	11,822
United States Treasury Note/Bond	6.125%	11/15/27	1,839	2,414
United States Treasury Note/Bond	2.750%	2/15/28	7,480	7,971
United States Treasury Note/Bond	2.875%	5/15/28	12,080	13,001
United States Treasury Note/Bond	2.875%	8/15/28	13,082	14,098
United States Treasury Note/Bond	5.500%	8/15/28	2,745	3,531
United States Treasury Note/Bond	3.125%	11/15/28	8,828	9,705
United States Treasury Note/Bond	5.250%	11/15/28	3,155	4,015
United States Treasury Note/Bond	2.625%	2/15/29	12,045	12,764
United States Treasury Note/Bond	5.250%	2/15/29	600	767
United States Treasury Note/Bond	2.375%	5/15/29	11,878	12,345
United States Treasury Note/Bond	1.625%	8/15/29	12,565	12,239
United States Treasury Note/Bond	6.125%	8/15/29	1,530	2,096
United States Treasury Note/Bond	1.750%	11/15/29	11,231	11,061
United States Treasury Note/Bond	6.250%	5/15/30	2,350	3,303
United States Treasury Note/Bond	5.375%	2/15/31	7,275	9,760
United States Treasury Note/Bond	4.500%	2/15/36	3,047	4,041
United States Treasury Note/Bond	4.750%	2/15/37	700	963
United States Treasury Note/Bond	5.000%	5/15/37	150	212
United States Treasury Note/Bond	4.375%	2/15/38	200	266
United States Treasury Note/Bond	4.500%	5/15/38	2,459	3,323
United States Treasury Note/Bond	3.500%	2/15/39	2,470	2,960
United States Treasury Note/Bond	4.250%	5/15/39	2,247	2,957
United States Treasury Note/Bond	4.500%	8/15/39	2,516	3,414
United States Treasury Note/Bond	4.375%	11/15/39	2,817	3,769
United States Treasury Note/Bond	4.625%	2/15/40	4,250	5,876
United States Treasury Note/Bond	4.375%	5/15/40	3,735	5,015
United States Treasury Note/Bond	3.875%	8/15/40	3,075	3,876
United States Treasury Note/Bond	4.250%	11/15/40	2,395	3,171
United States Treasury Note/Bond	4.750%	2/15/41	3,956	5,582
United States Treasury Note/Bond	4.375%	5/15/41	1,840	2,481
United States Treasury Note/Bond	3.750%	8/15/41	4,425	5,494
United States Treasury Note/Bond	3.125%	11/15/41	2,701	3,064
United States Treasury Note/Bond	3.125%	2/15/42	3,631	4,119
United States Treasury Note/Bond	3.000%	5/15/42	7,620	8,480
United States Treasury Note/Bond	2.750%	8/15/42	6,740	7,198
United States Treasury Note/Bond	2.750%	11/15/42	5,446	5,814
United States Treasury Note/Bond	3.125%	2/15/43	5,850	6,636
United States Treasury Note/Bond	2.875%	5/15/43	8,753	9,541
United States Treasury Note/Bond	3.625%	8/15/43	7,405	9,084
United States Treasury Note/Bond	3.750%	11/15/43	8,693	10,876
United States Treasury Note/Bond	3.625%	2/15/44	8,402	10,331
United States Treasury Note/Bond	3.375%	5/15/44	8,604	10,187
United States Treasury Note/Bond	3.125%	8/15/44	8,606	9,795
United States Treasury Note/Bond	3.000%	11/15/44	9,337	10,414
United States Treasury Note/Bond	2.500%	2/15/45	7,020	7,168
United States Treasury Note/Bond	3.000%	5/15/45	6,917	7,728
United States Treasury Note/Bond	2.875%	8/15/45	8,878	9,707
United States Treasury Note/Bond	3.000%	11/15/45	4,974	5,564
United States Treasury Note/Bond	2.500%	2/15/46	8,128	8,301
United States Treasury Note/Bond	2.500%	5/15/46	8,981	9,170
United States Treasury Note/Bond	2.250%	8/15/46	5,756	5,595
United States Treasury Note/Bond	2.875%	11/15/46	12,500	13,713
United States Treasury Note/Bond	3.000%	2/15/47	1,662	1,868
United States Treasury Note/Bond	3.000%	5/15/47	7,293	8,193
United States Treasury Note/Bond	2.750%	8/15/47	6,713	7,200
United States Treasury Note/Bond	2.750%	11/15/47	10,171	10,907
United States Treasury Note/Bond	3.000%	2/15/48	8,479	9,531
United States Treasury Note/Bond	3.125%	5/15/48	8,985	10,343
United States Treasury Note/Bond	3.000%	8/15/48	9,510	10,712
United States Treasury Note/Bond	3.375%	11/15/48	5,907	7,126
United States Treasury Note/Bond	3.000%	2/15/49	11,044	12,459
United States Treasury Note/Bond	2.875%	5/15/49	10,723	11,823
United States Treasury Note/Bond	2.250%	8/15/49	11,636	11,292
United States Treasury Note/Bond	2.375%	11/15/49	9,660	9,631
				1,805,501

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Agency Bonds and Notes (0.9%)
[1]	AID-Iraq	2.149%	1/18/22	100	101
[1]	AID-Israel	5.500%	12/4/23	50	57
[1]	AID-Israel	5.500%	4/26/24	475	547
[1]	AID-Jordan	2.578%	6/30/22	200	204
[1]	AID-Jordan	3.000%	6/30/25	200	208
[1]	AID-Ukraine	1.471%	9/29/21	175	174
	Federal Farm Credit Banks	2.550%	3/11/21	350	354
	Federal Farm Credit Banks	2.230%	4/5/21	350	353
	Federal Farm Credit Banks	3.050%	11/15/21	100	103
	Federal Farm Credit Banks	1.600%	12/28/21	225	225
	Federal Farm Credit Banks	1.770%	6/26/23	150	151
	Federal Farm Credit Banks	3.500%	12/20/23	75	80
	Federal Home Loan Banks	1.375%	2/18/21	450	449
	Federal Home Loan Banks	5.625%	6/11/21	35	37
	Federal Home Loan Banks	1.875%	7/7/21	1,350	1,355
	Federal Home Loan Banks	1.125%	7/14/21	525	521
	Federal Home Loan Banks	3.000%	10/12/21	1,500	1,536
	Federal Home Loan Banks	1.625%	11/19/21	760	760
	Federal Home Loan Banks	1.875%	11/29/21	500	502
	Federal Home Loan Banks	1.625%	12/20/21	1,300	1,300
	Federal Home Loan Banks	2.125%	6/10/22	175	177
	Federal Home Loan Banks	2.000%	9/9/22	250	252
	Federal Home Loan Banks	2.125%	3/10/23	970	984
	Federal Home Loan Banks	2.500%	2/13/24	535	551
	Federal Home Loan Banks	1.500%	8/15/24	330	326
	Federal Home Loan Banks	3.250%	11/16/28	315	344
	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,966
[2]	Federal Home Loan Mortgage Corp.	2.375%	2/16/21	1,200	1,210
[2]	Federal Home Loan Mortgage Corp.	1.125%	8/12/21	1,000	992
[2]	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	812
[2]	Federal Home Loan Mortgage Corp.	2.750%	6/19/23	500	518
[2]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	178
[2]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,205
[2]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	721
[2]	Federal National Mortgage Assn.	1.375%	2/26/21	550	549
[2]	Federal National Mortgage Assn.	2.500%	4/13/21	500	505
[2]	Federal National Mortgage Assn.	2.750%	6/22/21	891	905
[2]	Federal National Mortgage Assn.	1.250%	8/17/21	525	522
[2]	Federal National Mortgage Assn.	1.375%	10/7/21	1,200	1,195
[2]	Federal National Mortgage Assn.	2.000%	1/5/22	500	504
[2]	Federal National Mortgage Assn.	2.625%	1/11/22	216	220
[2]	Federal National Mortgage Assn.	2.250%	4/12/22	476	483
[2]	Federal National Mortgage Assn.	1.375%	9/6/22	350	348
[2]	Federal National Mortgage Assn.	2.000%	10/5/22	850	858
[2]	Federal National Mortgage Assn.	2.375%	1/19/23	2,394	2,445
[2]	Federal National Mortgage Assn.	2.875%	9/12/23	400	417
[2]	Federal National Mortgage Assn.	2.500%	2/5/24	975	1,005
[2]	Federal National Mortgage Assn.	1.750%	7/2/24	1,028	1,028
[2]	Federal National Mortgage Assn.	2.625%	9/6/24	160	166
[2]	Federal National Mortgage Assn.	1.625%	10/15/24	970	964
[2]	Federal National Mortgage Assn.	2.125%	4/24/26	575	583
[2]	Federal National Mortgage Assn.	1.875%	9/24/26	500	499
[2]	Federal National Mortgage Assn.	6.250%	5/15/29	175	236
[2]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,335
[2]	Federal National Mortgage Assn.	7.250%	5/15/30	300	441
[2]	Federal National Mortgage Assn.	6.625%	11/15/30	300	427
[2]	Federal National Mortgage Assn.	5.625%	7/15/37	275	395
	Private Export Funding Corp.	4.300%	12/15/21	100	105
	Private Export Funding Corp.	2.800%	5/15/22	125	128
	Private Export Funding Corp.	2.050%	11/15/22	1,075	1,080
	Private Export Funding Corp.	3.550%	1/15/24	100	106
	Private Export Funding Corp.	2.450%	7/15/24	100	102
	Private Export Funding Corp.	1.750%	11/15/24	75	75
	Private Export Funding Corp.	3.250%	6/15/25	50	53
	Tennessee Valley Authority	3.875%	2/15/21	250	256
	Tennessee Valley Authority	1.875%	8/15/22	175	175
	Tennessee Valley Authority	2.875%	9/15/24	191	200
	Tennessee Valley Authority	6.750%	11/1/25	134	169
	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,441
	Tennessee Valley Authority	4.650%	6/15/35	175	216
	Tennessee Valley Authority	5.880%	4/1/36	250	352
	Tennessee Valley Authority	5.500%	6/15/38	100	139
	Tennessee Valley Authority	5.250%	9/15/39	412	564
	Tennessee Valley Authority	4.875%	1/15/48	100	137
	Tennessee Valley Authority	5.375%	4/1/56	50	76
	Tennessee Valley Authority	4.625%	9/15/60	180	246
	Tennessee Valley Authority	4.250%	9/15/65	200	259
					42,162
Conventional Mortgage-Backed Securities (22.2%)
[2,3]	Fannie Mae Pool	2.000%	11/1/27–11/1/34	1,931	1,926
[2,3,4]	Fannie Mae Pool	2.500%	1/1/27–1/1/50	23,901	24,126
[2,3,4]	Fannie Mae Pool	3.000%	11/1/25–12/1/49	82,933	85,015
[2,3,4]	Fannie Mae Pool	3.500%	10/1/20–9/1/49	105,130	109,506
[2,3]	Fannie Mae Pool	4.000%	1/1/20–9/1/49	85,138	89,586
[2,3,4]	Fannie Mae Pool	4.500%	1/1/20–1/1/50	36,954	39,467
[2,3,4]	Fannie Mae Pool	5.000%	3/1/20–1/1/50	12,277	13,382
[2,3]	Fannie Mae Pool	5.500%	3/1/20–4/1/40	5,550	6,245
[2,3]	Fannie Mae Pool	6.000%	12/1/20–5/1/41	3,279	3,740
[2,3]	Fannie Mae Pool	6.500%	12/1/23–10/1/39	891	1,025
[2,3]	Fannie Mae Pool	7.000%	6/1/23–11/1/37	246	281
[2,3]	Fannie Mae Pool	7.500%	11/1/22–2/1/32	26	32
[2,3]	Fannie Mae Pool	8.000%	6/1/22–11/1/30	13	13
[2,3]	Fannie Mae Pool	8.500%	7/1/22–4/1/31	6	6
[2,3]	Fannie Mae Pool	9.500%	2/1/25	1	2
[2,3]	Freddie Mac Gold Pool	2.000%	8/1/28–12/1/31	660	658
[2,3]	Freddie Mac Gold Pool	2.500%	4/1/27–2/1/43	13,167	13,344
[2,3]	Freddie Mac Gold Pool	3.000%	10/1/26–8/1/47	48,850	50,229
[2,3]	Freddie Mac Gold Pool	3.500%	9/1/25–11/1/48	62,661	65,443
[2,3]	Freddie Mac Gold Pool	4.000%	1/1/20–11/1/48	39,436	41,634
[2,3]	Freddie Mac Gold Pool	4.500%	8/1/20–10/1/48	17,755	19,003
[2,3]	Freddie Mac Gold Pool	5.000%	2/1/20–11/1/48	3,929	4,300
[2,3]	Freddie Mac Gold Pool	5.500%	7/1/20–6/1/41	2,664	2,968
[2,3]	Freddie Mac Gold Pool	6.000%	8/1/20–3/1/39	1,979	2,248
[2,3]	Freddie Mac Gold Pool	6.500%	8/1/23–4/1/39	575	655
[2,3]	Freddie Mac Gold Pool	7.000%	4/1/23–2/1/37	143	161
[2,3]	Freddie Mac Gold Pool	7.500%	1/1/23–4/1/28	12	12
[2,3]	Freddie Mac Gold Pool	8.000%	1/1/22–7/1/30	14	14
[2,3]	Freddie Mac Gold Pool	8.500%	7/1/24–11/1/30	9	10
[2,3]	Freddie Mac Gold Pool	9.000%	5/1/27–5/1/30	4	4
[2,3]	Freddie Mac Pool	4.000%	1/1/49	415	440
[2,3]	Freddie Mac Pool	4.500%	4/1/49	1,137	1,217

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3]	Ginnie Mae I Pool	3.000%	1/15/26–12/15/45	2,949	3,034
[3,4]	Ginnie Mae I Pool	3.500%	11/15/25–1/1/49	3,159	3,298
[3]	Ginnie Mae I Pool	4.000%	10/15/24–11/15/47	3,589	3,785
[3]	Ginnie Mae I Pool	4.500%	5/15/20–3/15/41	3,435	3,707
[3]	Ginnie Mae I Pool	5.000%	11/15/20–4/15/41	2,321	2,548
[3]	Ginnie Mae I Pool	5.500%	1/15/32–12/15/40	1,419	1,573
[3]	Ginnie Mae I Pool	6.000%	1/15/24–3/15/40	1,027	1,150
[3]	Ginnie Mae I Pool	6.500%	11/15/23–12/15/38	263	287
[3]	Ginnie Mae I Pool	7.000%	5/15/23–10/15/31	66	76
[3]	Ginnie Mae I Pool	7.500%	4/15/22–1/15/31	21	24
[3]	Ginnie Mae I Pool	8.000%	3/15/22–10/15/30	19	19
[3]	Ginnie Mae I Pool	8.500%	6/15/24–9/15/26	2	2
[3]	Ginnie Mae I Pool	9.000%	8/15/21–10/15/26	1	1
[3,4]	Ginnie Mae II Pool	2.500%	6/20/27–1/1/50	8,650	8,681
[3,4]	Ginnie Mae II Pool	3.000%	2/20/27–1/1/50	61,744	63,674
[3,4]	Ginnie Mae II Pool	3.500%	9/20/25–9/20/49	91,713	95,454
[3]	Ginnie Mae II Pool	4.000%	9/20/25–12/1/49	58,284	60,990
[3,4]	Ginnie Mae II Pool	4.500%	2/20/39–1/1/50	29,226	31,071
[3]	Ginnie Mae II Pool	5.000%	12/20/32–5/20/49	9,817	10,538
[3]	Ginnie Mae II Pool	5.500%	6/20/34–9/20/41	1,100	1,224
[3]	Ginnie Mae II Pool	6.000%	3/20/33–7/20/39	536	613
[3]	Ginnie Mae II Pool	6.500%	12/20/35–11/20/39	191	222
[3]	Ginnie Mae II Pool	7.000%	8/20/36–4/20/38	23	28
[2,3]	UMBS Pool	2.000%	1/1/32	211	209
[2,3]	UMBS Pool	2.500%	11/1/34–12/1/49	7,106	7,055
[2,3]	UMBS Pool	3.000%	7/1/30–1/1/50	34,184	34,687
[2,3]	UMBS Pool	3.500%	7/1/49–10/1/49	14,762	15,280
[2,3]	UMBS Pool	4.000%	5/1/47–9/1/49	7,783	8,302
[2,3]	UMBS Pool	4.500%	8/1/48–8/1/49	3,327	3,569
[2,3]	UMBS Pool	5.000%	3/1/49	1,492	1,636
[2,3,4]	UMBS TBA	2.500%	1/1/50	3,175	3,139
[2,3,4]	UMBS TBA	3.000%	11/1/49–1/1/50	3,550	3,600
[2,3,4]	UMBS TBA	3.500%	9/1/49–1/1/50	1,460	1,501
[2,3,4]	UMBS TBA	4.000%	1/1/35–1/1/50	6,790	7,066
					954,735
Nonconventional Mortgage-Backed Securities (0.1%)
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.290%	4.034%	12/1/41	23	24
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.310%	3.592%	9/1/37	45	46
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.392%	3.811%	10/1/37	17	17
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.509%	4.082%	7/1/36	7	7
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.553%	2.443%	9/1/43	12	12
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.560%	2.272%	7/1/43	132	133
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.609%	3.642%	12/1/33	6	7
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.623%	4.748%	2/1/36	6	6
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.625%	4.135%	8/1/35	42	45
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.627%	4.752%	3/1/38	5	5
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.635%	3.510%	11/1/36	4	5
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.643%	4.476%	1/1/37	6	7
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.660%	3.910%	9/1/40	7	8
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.665%	4.415%	6/1/36	1	1
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.679%	3.992%	1/1/42	23	24
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.682%	4.167%	10/1/37	18	19
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	3.706%	10/1/39	11	11
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	3.972%	9/1/42	38	40
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	4.622%	5/1/40	13	13
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.695%	4.320%	7/1/39	5	5
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.698%	4.161%	8/1/40	11	11
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	4.364%	12/1/40	14	14
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.701%	3.965%	10/1/42	23	24
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.705%	3.809%	11/1/39	5	6
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.726%	3.956%	9/1/34	5	5
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.734%	3.997%	11/1/39	14	14
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.746%	4.506%	7/1/41	36	38
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.750%	4.213%	10/1/40	9	9
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.767%	4.648%	6/1/41	6	6
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.771%	4.709%	5/1/42	9	10
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.780%	4.905%	2/1/41	6	7
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.793%	3.391%	8/1/42	50	50
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.795%	4.839%	3/1/42	22	23
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.798%	4.358%	3/1/42	21	22
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.804%	3.943%	12/1/39	15	16
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.805%	3.773%	11/1/41	25	27
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	3.685%	10/1/40	15	16

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	3.935%	11/1/33–11/1/39	15	15
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	4.810%	12/1/40	10	10
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	3.978%	11/1/41	14	15
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	4.435%	1/1/42	21	22
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	3.690%	11/1/40	5	5
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	3.809%	12/1/40	9	9
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	3.970%	12/1/41	17	18
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	4.693%	5/1/41	17	18
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	4.940%	2/1/41	15	16
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.819%	4.759%	3/1/41	27	28
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.820%	4.168%	12/1/40	7	7
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.822%	4.310%	9/1/40	31	33
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.823%	4.902%	2/1/41	12	12
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.825%	4.825%	3/1/41	14	15
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	3.451%	4/1/41	25	25
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	4.580%	6/1/41	17	18
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.835%	4.723%	1/1/40	15	15
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.840%	4.403%	8/1/39	12	13
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.861%	4.745%	5/1/40	6	6
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.880%	4.406%	11/1/34	10	10
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.909%	4.784%	4/1/37	9	10
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.912%	4.787%	5/1/36	3	3
[2,3,5]	Fannie Mae Pool, 1Y CMT + 2.155%	4.780%	12/1/37	24	25
[2,3,5]	Fannie Mae Pool, 1Y CMT + 2.238%	4.613%	7/1/38	8	8
[2,3,5]	Fannie Mae Pool, 1Y CMT + 2.268%	4.415%	12/1/35	10	10
[2,3,5]	Fannie Mae Pool, 1Y CMT + 2.313%	4.845%	1/1/35	14	15
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.026%	3.206%	4/1/37	13	14
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.476%	2.242%	3/1/43	100	101
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.582%	2.743%	6/1/43	62	62
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.638%	4.339%	8/1/39	26	27
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.657%	4.260%	10/1/42	21	22
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.700%	4.531%	7/1/37	8	9
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.710%	3.371%	9/1/43	49	50
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.723%	4.720%	5/1/42	44	46
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.789%	4.572%	7/1/42	16	17
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.840%	4.157%	8/1/37	13	14
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 0.985%	3.235%	10/1/37	2	2
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.564%	4.420%	3/1/37	2	2
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.588%	3.921%	9/1/37	5	5
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.625%	4.625%	1/1/38	2	2
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	3.830%	12/1/36	9	9
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	4.515%	5/1/42	4	4
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.660%	3.711%	10/1/37	10	10
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.695%	4.767%	2/1/37	6	6
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.727%	4.738%	1/1/35	2	2
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.743%	3.865%	12/1/36	16	16
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.745%	4.713%	12/1/40	22	23
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.750%	4.625%	5/1/38	1	2
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.765%	3.730%	12/1/36	4	5
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.796%	3.871%	12/1/34	9	9
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.834%	4.220%	12/1/35	11	11
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.864%	4.595%	2/1/42	10	10
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.005%	11/1/40	2	2
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.630%	6/1/40	12	12
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.713%	6/1/41	7	7
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.755%	5/1/40	11	11
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.756%	6/1/40	10	11
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.880%	12/1/40	2	3
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.979%	1/1/41	17	18
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	5.005%	3/1/41	6	6
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.889%	4.956%	2/1/42	13	13
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.895%	4.323%	9/1/40	23	24
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	3.846%	11/1/40	15	15
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	4.705%	6/1/40	15	16
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	4.825%	1/1/41	3	3
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	5.035%	2/1/41	18	19
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.977%	4.783%	5/1/37	20	21
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.000%	4.750%	7/1/35	2	2
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.085%	5.210%	3/1/38	3	3
[2,3,5]	Freddie Mac Non Gold Pool, 1Y CMT + 2.250%	4.006%	11/1/34	22	23
[2,3,5]	Freddie Mac Non Gold Pool, 1Y CMT + 2.250%	4.750%	5/1/36	6	6
[2,3,5]	Freddie Mac Non Gold Pool, 1Y CMT + 2.250%	4.991%	2/1/36	7	7

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3,5]	Freddie Mac Non Gold Pool, 1Y CMT + 2.409%	4.964%	10/1/36	12	13
[2,3,5]	Freddie Mac Non Gold Pool, 6M USD LIBOR + 1.355%	3.438%	6/1/37	7	8
[3,5]	Ginnie Mae II Pool, 1Y CMT + 1.500%	3.250%	7/20/38–8/20/41	45	46
[3,5]	Ginnie Mae II Pool, 1Y CMT + 1.500%	3.875%	4/20/41–6/20/43	109	112
[3,5]	Ginnie Mae II Pool, 1Y CMT + 1.500%	4.000%	1/20/41–3/20/43	122	126
[3,5]	Ginnie Mae II Pool, 1Y CMT + 1.500%	4.125%	10/20/38–12/20/42	163	167
[3,5]	Ginnie Mae II Pool, 1Y CMT + 2.000%	4.375%	5/20/41	12	13
[3,5]	Ginnie Mae II Pool, 1Y CMT + 2.000%	4.625%	11/20/40	1	1
					2,302
Total U.S. Government and Agency Obligations (Cost $2,733,576)					2,804,700
Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
[3]	Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	73	73
[3]	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	25	25
[3]	Ally Auto Receivables Trust 2018-3	3.000%	1/17/23	25	25
[3]	Ally Auto Receivables Trust 2018-3	3.120%	7/17/23	50	51
[3]	Ally Auto Receivables Trust 2019-2	2.230%	1/16/24	275	276
[3]	Ally Auto Receivables Trust 2019-2	2.260%	8/15/24	50	50
[3]	Ally Auto Receivables Trust 2019-4	1.840%	6/17/24	230	230
[3]	Ally Auto Receivables Trust 2019-4	1.920%	1/15/25	25	25
[3]	Ally Master Owner Trust Series 2018-1	2.700%	1/17/23	425	428
[3]	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	100	102
[3]	American Express Credit Account Master Trust 2017-1	1.930%	9/15/22	250	250
[3]	American Express Credit Account Master Trust 2017-3	1.770%	11/15/22	300	300
[3]	American Express Credit Account Master Trust 2017-6	2.040%	5/15/23	375	376
[3]	American Express Credit Account Master Trust 2017-7	2.350%	5/15/25	225	228
[3]	American Express Credit Account Master Trust 2018-1	2.670%	10/17/22	275	275
[3]	American Express Credit Account Master Trust 2018-2	3.010%	10/15/25	250	258
[3]	American Express Credit Account Master Trust 2018-4	2.990%	12/15/23	325	330
[3]	American Express Credit Account Master Trust 2018-8	3.180%	4/15/24	100	102
[3]	AmeriCredit Automobile Receivables Trust 2017-3	1.900%	3/18/22	38	38
[3]	AmeriCredit Automobile Receivables Trust 2018-1	3.070%	12/19/22	100	101
[3]	AmeriCredit Automobile Receivables Trust 2018-1	3.260%	1/18/24	56	57
[3]	AmeriCredit Automobile Receivables Trust 2018-1	3.500%	1/18/24	50	51
[3]	AmeriCredit Automobile Receivables Trust 2019-1	2.970%	11/20/23	75	76
[3]	BA Credit Card Trust 2017-A1	1.950%	8/15/22	250	250
[3]	BA Credit Card Trust 2018-A1	2.700%	7/17/23	475	480
[3]	BA Credit Card Trust 2019-A1	1.740%	1/15/25	150	150
[3]	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%	9/15/48	50	52
[3]	Banc of America Commercial Mortgage Trust 2015-UBS7	3.705%	9/15/48	75	80
[3]	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	72	77
[3]	Banc of America Commercial Mortgage Trust 2017-BNK3	3.748%	2/15/50	28	29
[3]	BANK 2017 - BNK5	3.390%	6/15/60	150	159
[3]	BANK 2017 - BNK5	3.624%	6/15/60	100	105
[3]	BANK 2017 - BNK6	3.518%	7/15/60	404	431
[3]	BANK 2017 - BNK6	3.741%	7/15/60	404	431
[3]	BANK 2017 - BNK7	3.175%	9/15/60	100	104
[3]	BANK 2017 - BNK7	3.435%	9/15/60	75	80
[3]	BANK 2017 - BNK7	3.748%	9/15/60	75	79
[3]	BANK 2017 - BNK8	3.488%	11/15/50	150	160
[3]	BANK 2017 - BNK8	3.731%	11/15/50	25	26
[3]	BANK 2017 - BNK9	3.279%	11/15/54	150	157
[3]	BANK 2017 - BNK9	3.538%	11/15/54	150	160
[3]	BANK 2018 - BN10	3.641%	2/15/61	50	53
[3]	BANK 2018 - BN10	3.688%	2/15/61	250	270
[3]	BANK 2018 - BN10	3.898%	2/15/61	50	54
[3]	BANK 2018 - BN11	4.046%	3/15/61	100	110
[3]	BANK 2018 - BN12	4.255%	5/15/61	125	140
[3]	BANK 2018 - BN12	4.359%	5/15/61	50	56
[3]	BANK 2018 - BN13	4.217%	8/15/61	25	28
[3]	BANK 2018 - BN14	4.128%	9/15/60	50	53
[3]	BANK 2018 - BN14	4.231%	9/15/60	100	112
[3]	BANK 2018 - BN14	4.481%	9/15/60	25	28
[3]	BANK 2018 - BN15	4.407%	11/15/61	110	125
[3]	BANK 2019 - BN16	4.005%	2/15/52	125	138
[3]	BANK 2019 - BN17	3.714%	4/15/52	100	108
[3]	BANK 2019 - BN17	3.976%	4/15/52	25	27
[3]	BANK 2019 - BN18	3.584%	5/15/62	375	403
[3]	BANK 2019 - BN18	3.826%	5/15/62	50	53
[3]	BANK 2019 - BN19	3.183%	8/15/61	275	287
[3]	BANK 2019 - BN20	3.011%	9/15/61	170	175
[3]	BANK 2019 - BN21	2.851%	10/17/52	375	381
[3]	BANK 2019 - BN21	3.093%	10/17/52	75	75
[3]	BANK 2019 - BN22	2.978%	11/15/62	290	298
[3]	BANK 2019 - BN23	2.920%	12/15/52	180	184
[3]	BANK 2019 - BN23	3.203%	12/15/52	75	76
[3]	BANK 2019 - BN24	2.960%	11/15/62	150	154
[3]	BANK 2019 - BN24	3.283%	11/15/62	75	76
[3]	Bank of America Credit Card Trust 2018-A2	3.000%	9/15/23	400	406
	Bank of Nova Scotia	1.875%	4/26/21	175	175
[3]	BBCMS Mortgage Trust 2017-C1	3.674%	2/15/50	325	349
[3]	BBCMS Mortgage Trust 2017-C1	3.898%	2/15/50	100	107
[3]	BBCMS Mortgage Trust 2018-C2	4.314%	12/15/51	125	141
[3]	BBCMS Mortgage Trust 2019-C3	3.583%	5/15/52	700	744
[3]	BBCMS Mortgage Trust 2019-C4	2.919%	8/15/52	275	279
[3]	BBCMS Mortgage Trust 2019-C4	3.171%	8/15/52	25	25
[3]	BBCMS Mortgage Trust 2019-C5	3.063%	11/15/52	150	154
[3]	BBCMS Mortgage Trust 2019-C5	3.366%	11/15/52	100	102
[3]	Bear Stearns Commercial Mortgage Securities Trust 2007-TOP26	5.450%	1/12/45	27	27
[3]	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	100	108
[3]	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	50	53
[3]	BENCHMARK 2018-B2 Mortgage Trust	3.662%	2/15/51	125	130
[3]	BENCHMARK 2018-B2 Mortgage Trust	3.882%	2/15/51	325	353
[3]	BENCHMARK 2018-B2 Mortgage Trust	4.084%	2/15/51	150	163
[3]	BENCHMARK 2018-B3 Mortgage Trust	3.848%	4/10/51	100	104
[3]	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	225	248
[3]	BENCHMARK 2018-B4 Mortgage Trust	4.121%	7/15/51	350	389
[3]	BENCHMARK 2018-B4 Mortgage Trust	4.311%	7/15/51	75	82
[3]	BENCHMARK 2018-B5 Mortgage Trust	4.208%	7/15/51	75	84
[3]	BENCHMARK 2018-B6 Mortgage Trust	4.203%	10/10/51	50	53
[3]	BENCHMARK 2018-B6 Mortgage Trust	4.261%	10/10/51	50	56
[3]	BENCHMARK 2018-B6 Mortgage Trust	4.441%	10/10/51	25	28
[3]	BENCHMARK 2018-B7 Mortgage Trust	4.510%	5/15/53	175	200
[3]	BENCHMARK 2018-B8 Mortgage Trust	4.232%	1/15/52	125	140
[3]	BENCHMARK 2018-B8 Mortgage Trust	4.532%	1/15/52	50	56
[3]	BENCHMARK 2019-B9 Mortgage Trust	4.016%	3/15/52	105	116
[3]	BENCHMARK 2019-B10 Mortgage Trust	3.717%	3/15/62	80	87
[3]	BENCHMARK 2019-B10 Mortgage Trust	3.979%	3/15/62	50	54
[3]	BENCHMARK 2019-B11 Mortgage Trust	3.542%	5/15/52	275	295
[3]	BENCHMARK 2019-B11 Mortgage Trust	3.784%	5/15/52	75	80
[3]	BENCHMARK 2019-B13 Mortgage Trust	2.952%	8/15/57	280	286

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3]	BENCHMARK 2019-B14 Mortgage Trust	3.049%	12/15/62	225	232
[3]	BENCHMARK 2019-B15 Mortgage Trust	2.928%	12/15/72	230	233
[3]	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	24	24
[3]	BMW Vehicle Owner Trust 2018-A	2.350%	4/25/22	125	125
[3]	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	50	50
[3]	Cantor Commercial Real Estate Lending 2019-CF1	3.786%	5/15/52	125	135
[3]	Cantor Commercial Real Estate Lending 2019-CF2	2.874%	11/15/52	140	141
[3]	Cantor Commercial Real Estate Lending 2019-CF3	3.006%	1/15/53	135	138
[3]	Cantor Commercial Real Estate Lending 2019-CF3	3.298%	1/15/53	60	60
[3]	Capital One Auto Receivables Trust 2019-1	2.510%	11/15/23	100	101
[3]	Capital One Auto Receivables Trust 2019-1	2.560%	10/15/24	35	35
[3]	Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	250	250
[3]	Capital One Multi-Asset Execution Trust 2015-A8	2.050%	8/15/23	150	150
[3]	Capital One Multi-Asset Execution Trust 2017-A4	1.990%	7/17/23	250	250
[3]	Capital One Multi-Asset Execution Trust 2017-A6	2.290%	7/15/25	225	228
[3]	Capital One Multi-Asset Execution Trust 2018-A1	3.010%	2/15/24	125	127
[3]	Capital One Multi-Asset Execution Trust 2019-A1	2.840%	12/15/24	75	77
[3]	CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	9	9
[3]	CarMax Auto Owner Trust 2016-3	1.600%	1/18/22	50	50
[3]	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	63	63
[3]	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	50	50
[3]	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	75	75
[3]	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	50	51
[3]	CarMax Auto Owner Trust 2018-2	2.980%	1/17/23	75	76
[3]	CarMax Auto Owner Trust 2018-2	3.160%	7/17/23	50	51
[3]	CarMax Auto Owner Trust 2019-4	2.020%	11/15/24	180	180
[3]	CarMax Auto Owner Trust 2019-4	2.130%	7/15/25	25	25
[3]	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	150	152
[3]	CD 2016-CD2 Commercial Mortgage Trust	3.526%	11/10/49	100	106
[3]	CD 2017-CD3 Commercial Mortgage Trust	3.453%	2/10/50	25	26
[3]	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	144	154
[3]	CD 2017-CD3 Commercial Mortgage Trust	3.833%	2/10/50	31	33
[3]	CD 2017-CD6 Commercial Mortgage Trust	3.332%	11/13/50	50	52
[3]	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	125	132
[3]	CD 2017-CD6 Commercial Mortgage Trust	3.709%	11/13/50	75	79
[3]	CD 2018-CD7 Commercial Mortgage Trust	4.279%	8/15/51	75	84
[3]	CD 2019-CD8 Commercial Mortgage Trust	2.912%	8/15/57	175	179
[3]	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	3.028%	10/15/25	350	358
[3]	CFCRE Commercial Mortgage Trust 2016-C3	3.865%	1/10/48	125	133
[3]	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	150	155
[3]	CFCRE Commercial Mortgage Trust 2016-C4	3.691%	5/10/58	100	104
[3]	CFCRE Commercial Mortgage Trust 2016-C6	3.217%	11/10/49	250	258
[3]	CFCRE Commercial Mortgage Trust 2017-C8	3.572%	6/15/50	50	53
[3]	Chase Issuance Trust 2012-A7	2.160%	9/15/24	313	315
[3]	Chase Issuance Trust 2014-A2	2.770%	3/15/23	225	227
[3]	Chase Issuance Trust 2015-A4	1.840%	4/15/22	150	150
[3]	Chase Issuance Trust 2016-A4	1.490%	7/15/22	200	200
[3]	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	100	101
[3]	Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	200	202
[3]	Citibank Credit Card Issuance Trust 2016-A2	2.190%	11/20/23	200	201
[3]	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	550	554
[3]	Citibank Credit Card Issuance Trust 2018-A3	3.290%	5/23/25	450	469
[3]	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	72	73
[3]	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	100	102
[3]	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	50	53
[3]	Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	75	80
[3]	Citigroup Commercial Mortgage Trust 2014-GC19	3.552%	3/10/47	22	22
[3]	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	25	27
[3]	Citigroup Commercial Mortgage Trust 2014-GC19	4.345%	3/10/47	25	27
[3]	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	50	53
[3]	Citigroup Commercial Mortgage Trust 2014-GC21	4.328%	5/10/47	50	53
[3]	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	100	106
[3]	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	175	184
[3]	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	225	233
[3]	Citigroup Commercial Mortgage Trust 2015-GC27	3.571%	2/10/48	100	104
[3]	Citigroup Commercial Mortgage Trust 2015-GC29	2.674%	4/10/48	43	43
[3]	Citigroup Commercial Mortgage Trust 2015-GC29	3.192%	4/10/48	175	182
[3]	Citigroup Commercial Mortgage Trust 2015-GC29	3.758%	4/10/48	84	87
[3]	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	100	106
[3]	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	100	107
[3]	Citigroup Commercial Mortgage Trust 2016-C1	3.003%	5/10/49	55	56
[3]	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	125	130
[3]	Citigroup Commercial Mortgage Trust 2016-GC36	3.616%	2/10/49	225	239
[3]	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	75	77
[3]	Citigroup Commercial Mortgage Trust 2017-B1	3.458%	8/15/50	250	264
[3]	Citigroup Commercial Mortgage Trust 2017-B1	3.711%	8/15/50	50	53
[3]	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	150	160
[3]	Citigroup Commercial Mortgage Trust 2017-C4	3.764%	10/12/50	50	53
[3]	Citigroup Commercial Mortgage Trust 2018-B2	3.788%	3/10/51	50	52

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3]	Citigroup Commercial Mortgage Trust 2018-B2	4.009%	3/10/51	275	301
[3]	Citigroup Commercial Mortgage Trust 2019-GC41	2.869%	8/10/56	225	228
[3]	Citigroup Commercial Mortgage Trust 2019-GC43	3.038%	11/10/52	275	282
[3]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	59
[3]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	65	67
[3,6]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	78	79
[3]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	124	126
[3]	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	20	21
[3]	COMM 2013-CCRE11 Mortgage Trust	3.660%	8/10/50	24	25
[3]	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	40	42
[3]	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	150	160
[3]	COMM 2013-CCRE11 Mortgage Trust	4.715%	8/10/50	30	32
[3]	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	2	2
[3]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	39	41
[3]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	50	51
[3]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	50	53
[3]	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	25	27
[3]	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	25	26
[3]	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	65	66
[3]	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	37	38
[3]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	71	74
[3]	COMM 2013-CCRE9 Mortgage Trust	4.222%	7/10/45	90	95
[3]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	40	43
[3]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	104	106
[3]	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	58	59
[3]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	26	26
[3]	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	25	26
[3]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	56	60
[3]	COMM 2014-CCRE15 Mortgage Trust	4.697%	2/10/47	28	30
[3]	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	44	45
[3]	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	75	79
[3]	COMM 2014-CCRE17 Mortgage Trust	3.598%	5/10/47	22	23
[3]	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	50	53
[3]	COMM 2014-CCRE17 Mortgage Trust	4.377%	5/10/47	25	26
[3]	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	43	44
[3]	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	175	186
[3]	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	50	53
[3]	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	50	53
[3]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	164	171
[3]	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	150	160
[3]	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	10	10
[3]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	50	53
[3]	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	5	5
[3]	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	18	19
[3]	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	54	57
[3]	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	15	16
[3]	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	10	11
[3]	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	100	106
[3]	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	125	132
[3]	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	44	46
[3]	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	125	132
[3]	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	24	24
[3]	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	125	128
[3]	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	225	236
[3]	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	50	53
[3]	COMM 2015-CCRE22 Mortgage Trust	2.856%	3/10/48	19	19
[3]	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	150	157
[3]	COMM 2015-CCRE22 Mortgage Trust	3.603%	3/10/48	50	52
[3]	COMM 2015-CCRE23 Mortgage Trust	3.257%	5/10/48	75	77
[3]	COMM 2015-CCRE23 Mortgage Trust	3.497%	5/10/48	100	105
[3]	COMM 2015-CCRE23 Mortgage Trust	3.801%	5/10/48	50	53
[3]	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	125	133
[3]	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	225	238
[3]	COMM 2015-CCRE27 Mortgage Trust	3.404%	10/10/48	125	129
[3]	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	125	132
[3]	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	25	26
[3]	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	125	130
[3]	COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	50	52
[3]	COMM 2016-CCRE28 Mortgage Trust	3.762%	2/10/49	150	160
[3]	COMM 2016-DC2 Mortgage Trust	3.550%	2/10/49	125	130
[3]	Comm Mortgage Trust 2019-G44	2.950%	8/15/57	115	117
[3]	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	100	105
[3]	CSAIL 2015-C1 Commercial Mortgage Trust	3.791%	4/15/50	75	79
[3]	CSAIL 2015-C1 Commercial Mortgage Trust	4.044%	4/15/50	50	52
[3]	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	150	157
[3]	CSAIL 2015-C2 Commercial Mortgage Trust	3.849%	6/15/57	75	78
[3]	CSAIL 2015-C3 Commercial Mortgage Trust	3.448%	8/15/48	85	88
[3]	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	100	106
[3]	CSAIL 2015-C3 Commercial Mortgage Trust	4.104%	8/15/48	50	52
[3]	CSAIL 2015-C4 Commercial Mortgage Trust	3.617%	11/15/48	50	52
[3]	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	75	80
[3]	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	200	210
[3]	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	150	158
[3]	CSAIL 2017-CX10 Commercial Mortgage Trust	3.458%	11/15/50	150	158
[3]	CSAIL 2017-CX9 Commercial Mortgage Trust	3.446%	9/15/50	50	52
[3]	CSAIL 2018-CX11 Commercial Mortgage Trust	4.033%	4/15/51	275	302
[3]	CSAIL 2018-CX12 Commercial Mortgage Trust	4.224%	8/15/51	25	27
[3]	CSAIL 2019-C15 Commercial Mortgage Trust	4.053%	3/15/52	225	247
[3]	CSAIL 2019-C16 Commercial Mortgage Trust	3.329%	6/15/52	275	288
[3]	DBJPM 16-C1 Mortgage Trust	3.276%	5/10/49	75	78
[3]	DBJPM 16-C3 Mortgage Trust	2.890%	8/10/49	100	102
[3]	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	100	105
[3]	DBJPM 17-C6 Mortgage Trust	3.561%	6/10/50	50	52
[3]	Discover Card Execution Note Trust 2015-A2	1.900%	10/17/22	275	275
[3]	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	225	226
[3]	Discover Card Execution Note Trust 2017-A2	2.390%	7/15/24	150	152
[3]	Discover Card Execution Note Trust 2018-A1	3.030%	8/15/25	225	231
[3]	Discover Card Execution Note Trust 2019-A3	1.890%	10/15/24	275	275
[3]	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	95	95
[2,3]	Fannie Mae-Aces 2011-M2	3.764%	4/25/21	100	102
[2,3]	Fannie Mae-Aces 2011-M4	3.726%	6/25/21	174	177
[2,3]	Fannie Mae-Aces 2013-M12	2.406%	3/25/23	189	191
[2,3]	Fannie Mae-Aces 2013-M14	2.651%	4/25/23	83	84
[2,3]	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	297	309
[2,3]	Fannie Mae-Aces 2013-M4	2.608%	3/25/22	2	2
[2,3]	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	66	67
[2,3]	Fannie Mae-Aces 2014-M1	3.188%	7/25/23	352	364
[2,3]	Fannie Mae-Aces 2014-M12	2.614%	10/25/21	227	229
[2,3]	Fannie Mae-Aces 2014-M13	2.566%	8/25/24	10	10
[2,3]	Fannie Mae-Aces 2014-M13	3.021%	8/25/24	200	205
[2,3]	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	282	296
[2,3]	Fannie Mae-Aces 2014-M3	3.480%	1/25/24	136	141
[2,3]	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	175	182
[2,3]	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	180	182
[2,3]	Fannie Mae-Aces 2014-M7	3.275%	6/25/24	263	276
[2,3]	Fannie Mae-Aces 2014-M8	2.346%	6/25/24	18	18

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	Fannie Mae-Aces 2014-M8	3.056%	6/25/24	175	181
[2,3]	Fannie Mae-Aces 2014-M9	3.103%	7/25/24	200	207
[2,3]	Fannie Mae-Aces 2015-M1	2.532%	9/25/24	300	303
[2,3]	Fannie Mae-Aces 2015-M10	3.092%	4/25/27	100	105
[2,3]	Fannie Mae-Aces 2015-M12	2.796%	5/25/25	225	231
[2,3]	Fannie Mae-Aces 2015-M15	2.923%	10/25/25	275	284
[2,3]	Fannie Mae-Aces 2015-M2	2.620%	12/25/24	195	200
[2,3]	Fannie Mae-Aces 2015-M3	2.723%	10/25/24	100	102
[2,3]	Fannie Mae-Aces 2015-M4	2.509%	7/25/22	124	125
[2,3]	Fannie Mae-Aces 2015-M7	2.590%	12/25/24	198	201
[2,3]	Fannie Mae-Aces 2015-M8	2.344%	1/25/25	80	80
[2,3]	Fannie Mae-Aces 2015-M8	2.900%	1/25/25	100	103
[2,3]	Fannie Mae-Aces 2016-M11	2.369%	7/25/26	250	251
[2,3]	Fannie Mae-Aces 2016-M12	2.444%	9/25/26	250	254
[2,3]	Fannie Mae-Aces 2016-M2	2.152%	1/25/23	182	182
[2,3]	Fannie Mae-Aces 2016-M3	2.702%	2/25/26	100	102
[2,3]	Fannie Mae-Aces 2016-M4	2.576%	3/25/26	100	102
[2,3]	Fannie Mae-Aces 2016-M5	2.469%	4/25/26	200	201
[2,3]	Fannie Mae-Aces 2016-M7	2.157%	10/25/23	49	49
[2,3]	Fannie Mae-Aces 2016-M7	2.499%	9/25/26	75	75
[2,3]	Fannie Mae-Aces 2016-M9	2.292%	6/25/26	300	298
[2,3]	Fannie Mae-Aces 2017-M1	2.417%	10/25/26	200	202
[2,3]	Fannie Mae-Aces 2017-M10	2.561%	7/25/24	110	112
[2,3]	Fannie Mae-Aces 2017-M12	3.079%	6/25/27	300	312
[2,3]	Fannie Mae-Aces 2017-M15	3.136%	11/25/27	275	286
[2,3]	Fannie Mae-Aces 2017-M4	2.586%	12/25/26	200	202
[2,3]	Fannie Mae-Aces 2017-M7	2.961%	2/25/27	150	156
[2,3]	Fannie Mae-Aces 2017-M8	3.061%	5/25/27	514	538
[2,3]	Fannie Mae-Aces 2018-M12	3.640%	8/25/30	50	55
[2,3]	Fannie Mae-Aces 2018-M14	3.578%	8/25/28	100	108
[2,3]	Fannie Mae-Aces 2018-M18	2.469%	8/25/29	250	250
[2,3]	Fannie Mae-Aces 2018-M2	2.902%	1/25/28	425	438
[2,3]	Fannie Mae-Aces 2018-M4	3.045%	3/25/28	165	171
[2,3]	Fannie Mae-Aces 2018-M7	3.052%	3/25/28	100	104
[2,3]	Fannie Mae-Aces 2018-M8	3.610%	2/25/31	300	325
[2,3]	Fannie Mae-Aces 2019-M1	3.555%	9/25/28	125	135
[2,3]	Fannie Mae-Aces 2019-M2	3.631%	11/25/28	200	218
[2,3]	Fannie Mae-Aces 2019-M22	2.522%	8/25/29	375	376
[2,3]	Fannie Mae-Aces 2019-M5	3.273%	1/25/29	200	212
[2,3]	Fannie Mae-Aces 2019-M7	3.143%	4/25/29	230	242
[2,3]	Fannie Mae-Aces 2019-M9	2.937%	4/25/29	325	337
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K011	4.084%	11/25/20	237	240
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K014	3.871%	4/25/21	129	131
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K017	2.873%	12/25/21	326	331
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K019	2.272%	3/25/22	149	150
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K020	2.373%	5/25/22	350	353
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K021	2.396%	6/25/22	225	226
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K026	2.510%	11/25/22	325	329
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K027	2.637%	1/25/23	325	330
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K028	3.111%	2/25/23	475	489
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K029	3.320%	2/25/23	325	337
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K030	2.779%	9/25/22	127	128
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K030	3.250%	4/25/23	325	336
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K031	3.300%	4/25/23	1,215	1,262
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K032	3.016%	2/25/23	147	149
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K032	3.310%	5/25/23	340	353
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K033	2.871%	2/25/23	170	172
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K033	3.060%	7/25/23	325	336
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K034	3.531%	7/25/23	288	302
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K035	3.458%	8/25/23	400	419
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K036	3.527%	10/25/23	325	341
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K038	2.604%	10/25/23	49	50
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K038	3.389%	3/25/24	400	418
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K039	2.683%	12/25/23	38	38
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K039	3.303%	7/25/24	225	236
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K040	2.768%	4/25/24	71	73
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K040	3.241%	9/25/24	275	289
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K041	3.171%	10/25/24	275	287
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K042	2.267%	6/25/24	35	35
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K043	2.532%	10/25/23	36	36
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K043	3.062%	12/25/24	150	156
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K045	2.493%	11/25/24	97	98
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K045	3.023%	1/25/25	175	182
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K046	3.205%	3/25/25	175	184
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K047	2.827%	12/25/24	76	77
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K047	3.329%	5/25/25	175	185
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K048	3.284%	6/25/25	225	238
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K049	3.010%	7/25/25	125	130
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K050	3.334%	8/25/25	200	211
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K052	3.151%	11/25/25	125	131
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K053	2.995%	12/25/25	75	78
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K054	2.745%	1/25/26	200	206
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K056	2.525%	5/25/26	150	152
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K058	2.653%	8/25/26	100	102
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K063	3.430%	1/25/27	475	509
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K064	3.224%	3/25/27	300	317
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K065	3.243%	4/25/27	433	458
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K066	3.117%	6/25/27	150	158
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K068	3.244%	8/25/27	125	133
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K069	3.187%	9/25/27	200	210
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K070	3.303%	11/25/27	75	80

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K071	3.286%	11/25/27	100	106
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K072	3.444%	12/25/27	100	107
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K075	3.650%	2/25/28	150	163
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K076	3.900%	4/25/28	350	387
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K081	3.900%	8/25/28	100	110
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K082	3.920%	9/25/28	75	83
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K084	3.780%	10/25/28	275	300
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K085	4.060%	10/25/28	150	168
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K087	3.591%	10/25/27	97	103
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K088	3.690%	1/25/29	275	301
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K089	3.563%	1/25/29	25	27
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K092	3.298%	4/25/29	225	240
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K094	2.903%	6/25/29	275	285
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K095	2.785%	6/25/29	275	283
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K096	2.519%	7/25/29	225	227
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K098	2.425%	8/25/29	450	450
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K099	2.595%	9/25/29	210	211
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K103	2.651%	11/25/29	300	305
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K1511	3.470%	3/25/31	100	108
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K1511	3.542%	3/25/34	225	244
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K1513	2.797%	8/25/34	210	212
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K152	3.080%	1/25/31	100	103
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K155	3.750%	11/25/32	100	110
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K155	3.750%	4/25/33	200	221
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K157	3.990%	5/25/33	75	84
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K157	3.990%	8/25/33	75	85
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K504	2.566%	9/25/20	38	38
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K713	2.313%	3/25/20	215	214
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K714	3.034%	10/25/20	389	390
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K716	2.413%	1/25/21	3	3
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K716	3.130%	6/25/21	370	374
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K717	2.991%	9/25/21	225	227
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K718	2.375%	9/25/21	79	79
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K718	2.791%	1/25/22	225	228
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K731	3.600%	2/25/25	225	238
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K734	3.208%	2/25/26	375	394
[2,3]	FHLMC Multifamily Structured Pass Through Certificates KW01	2.853%	1/25/26	200	206
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K073	3.350%	1/25/28	125	133
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K074	3.600%	1/25/28	225	244
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K078	3.854%	6/25/28	100	110
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K079	3.926%	6/25/28	25	28
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K080	3.736%	4/25/28	97	104
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K080	3.926%	7/25/28	175	194
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K087	3.771%	12/25/28	400	438
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K087	2.537%	10/25/29	350	354
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K090	3.422%	2/25/29	200	215
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K101	2.524%	10/25/29	370	373
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K15-14	2.859%	10/25/34	225	228
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K1504	3.459%	11/25/32	50	54
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K1510	3.718%	1/25/31	75	83
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K1510	3.794%	1/25/34	125	139
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K715	2.856%	1/25/21	122	123
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K720	2.716%	6/25/22	150	152
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K723	2.454%	8/25/23	125	127
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K724	3.062%	11/25/23	100	103
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K725	2.946%	7/25/24	200	206
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K726	2.905%	4/25/24	200	205
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K728	3.064%	8/25/24	275	285
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K730	3.452%	9/25/24	24	25
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K730	3.590%	1/25/25	275	291
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K735	2.862%	5/25/26	500	516
[2,3]	FHLMC Multifamily Structures Pass Through Certificates KC02	3.370%	7/25/25	175	182
[2,3]	FHLMC Multifamily Structures Pass Through Certificates KC02	3.505%	3/25/29	450	486
[2,3]	FHLMC Multifamily Structures Pass Through Certificates KC02	2.982%	5/25/29	400	417
[3]	Fifth Third Auto Trust 2019-1	2.640%	12/15/23	125	126
[3]	Fifth Third Auto Trust 2019-1	2.690%	11/16/26	50	51
[3]	Ford Credit Auto Lease Trust 2018-A	2.930%	6/15/21	125	125
[3]	Ford Credit Auto Lease Trust 2019-A	2.900%	5/15/22	50	50
[3]	Ford Credit Auto Lease Trust 2019-A	2.980%	6/15/22	25	25
[3]	Ford Credit Auto Owner Trust 2017-A	1.670%	6/15/21	22	22
[3]	Ford Credit Auto Owner Trust 2017-A	1.920%	4/15/22	75	75
[3]	Ford Credit Auto Owner Trust 2017-C	2.010%	3/15/22	251	251
[3]	Ford Credit Auto Owner Trust 2019-A	2.780%	9/15/23	150	152
[3]	Ford Credit Auto Owner Trust 2019-A	2.850%	8/15/24	50	51
[3]	Ford Credit Floorplan Master Owner Trust A Series 2017-2	2.160%	9/15/22	160	160

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Ford Credit Floorplan Master Owner Trust A Series 2017-3	2.480%	9/15/24	170	172
3	Ford Credit Floorplan Master Owner Trust A Series 2018-1	2.950%	5/15/23	225	228
3	Ford Credit Floorplan Master Owner Trust A Series 2018-2	3.170%	3/15/25	200	206
3	GM Financial Automobile Leasing Trust 2018-1	2.610%	1/20/21	64	64
3	GM Financial Automobile Leasing Trust 2018-1	2.680%	12/20/21	25	25
3	GM Financial Automobile Leasing Trust 2018-2	3.060%	6/21/21	45	45
3	GM Financial Automobile Leasing Trust 2018-2	3.160%	4/20/22	25	25
3	GM Financial Automobile Leasing Trust 2019-2	2.670%	3/21/22	75	76
3	GM Financial Automobile Leasing Trust 2019-2	2.720%	3/20/23	50	50
3	GM Financial Consumer Automobile 2018-2	2.810%	12/16/22	100	101
3	GM Financial Consumer Automobile 2018-2	3.020%	12/18/23	75	76
3	GS Mortgage Securities Corporation II 2013-GC10	2.943%	2/10/46	92	94
3	GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	80	81
3	GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	299	304
3	GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	140	142
3	GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	123	125
3	GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	35	36
3	GS Mortgage Securities Trust 2013-GC13	4.050%	7/10/46	20	21
3	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	90	92
3	GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	39	40
3	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	22	22
3	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	150	160
3	GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	50	53
3	GS Mortgage Securities Trust 2014-GC22	3.467%	6/10/47	45	46
3	GS Mortgage Securities Trust 2014-GC22	3.862%	6/10/47	50	53
3	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	125	133
3	GS Mortgage Securities Trust 2014-GC24	4.511%	9/10/47	25	26
3	GS Mortgage Securities Trust 2014-GC26	3.365%	11/10/47	74	76
3	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	225	238
3	GS Mortgage Securities Trust 2014-GC26	3.964%	11/10/47	50	53
3	GS Mortgage Securities Trust 2014-GC26	4.215%	11/10/47	50	52
3	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	150	157
3	GS Mortgage Securities Trust 2015-GC30	2.726%	5/10/50	86	86
3	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	150	157
3	GS Mortgage Securities Trust 2015-GC32	3.513%	7/10/48	125	130
3	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	50	53
3	GS Mortgage Securities Trust 2015-GC34	3.278%	10/10/48	125	129
3	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	100	105
3	GS Mortgage Securities Trust 2016-GS2	3.050%	5/10/49	75	78
3	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	200	204
3	GS Mortgage Securities Trust 2016-GS4	3.442%	11/10/49	75	79
3	GS Mortgage Securities Trust 2016-GS4	3.645%	11/10/49	50	52
3	GS Mortgage Securities Trust 2017-GS5	3.674%	3/10/50	150	161
3	GS Mortgage Securities Trust 2017-GS5	3.826%	3/10/50	50	53
3	GS Mortgage Securities Trust 2017-GS6	3.433%	5/10/50	150	159
3	GS Mortgage Securities Trust 2017-GS7	3.430%	8/10/50	261	274
3	GS Mortgage Securities Trust 2017-GS7	3.663%	8/10/50	70	74
3	GS Mortgage Securities Trust 2019-GC39	3.567%	5/10/52	100	107
3	GS Mortgage Securities Trust 2019-GC4	3.212%	9/1/52	50	51
3	GS Mortgage Securities Trust 2019-GC40	3.160%	7/10/52	150	156
3	GS Mortgage Securities Trust 2019-GS4	3.001%	9/1/52	275	282
3	GS Mortgage Securities Trust 2019-GSA1	3.048%	11/10/52	125	128
3	Honda Auto Receivables 2017-4 Owner Trust	2.050%	11/22/21	56	56
3	Honda Auto Receivables 2018-1 Owner Trust	2.640%	2/15/22	203	204
3	Honda Auto Receivables 2018-1 Owner Trust	2.830%	5/15/24	75	76
3	Honda Auto Receivables 2018-2 Owner Trust	3.010%	5/18/22	75	76
3	Honda Auto Receivables 2018-2 Owner Trust	3.160%	8/19/24	50	51
3	Honda Auto Receivables 2018-4 Owner Trust	2.520%	6/21/23	150	151
3	Honda Auto Receivables 2018-4 Owner Trust	2.540%	3/21/25	30	30
3	Hyundai Auto Receivables Trust 2016-B	1.290%	4/15/21	8	8
3	Hyundai Auto Receivables Trust 2016-B	1.450%	11/15/22	75	75
3	Hyundai Auto Receivables Trust 2018-A	2.790%	7/15/22	50	50
3	Hyundai Auto Receivables Trust 2018-A	2.940%	6/17/24	75	76
3	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6	3.507%	5/15/45	161	166
3	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	2.829%	10/15/45	116	117
3	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX	3.483%	6/15/45	170	173
3	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10	3.143%	12/15/47	51	53
3	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10	3.372%	12/15/47	39	40
3	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	100	107
3	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	208	213
3	JP Morgan Chase Commercial Mortgage Securities Trust 2015-JP1	3.914%	1/15/49	75	81
3	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	250	255

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	100	106
3	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.870%	12/15/49	75	80
3	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.050%	7/15/50	36	36
3	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.744%	7/15/50	100	105
3	JP Morgan Chase Commercial Mortgage Securities Trust 2019-COR4	4.029%	3/10/52	300	332
3	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.664%	7/15/45	39	41
3	JPMBB Commercial Mortgage Securities Trust 2013-C12	4.039%	7/15/45	26	27
3	JPMBB Commercial Mortgage Securities Trust 2013-C14	3.761%	8/15/46	29	30
3	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.133%	8/15/46	100	106
3	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.409%	8/15/46	30	32
3	JPMBB Commercial Mortgage Securities Trust 2013-C15	3.659%	11/15/45	7	8
3	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.131%	11/15/45	65	69
3	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.420%	11/15/45	35	37
3	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.079%	2/15/47	127	136
3	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.439%	2/15/47	25	27
3	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.810%	2/15/47	30	32
3	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.669%	4/15/47	50	51
3	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.997%	4/15/47	95	101
3	JPMBB Commercial Mortgage Securities Trust 2014-C19	4.243%	4/15/47	50	53
3	JPMBB Commercial Mortgage Securities Trust 2014-C21	3.428%	8/15/47	26	27
3	JPMBB Commercial Mortgage Securities Trust 2014-C21	3.775%	8/15/47	25	27
3	JPMBB Commercial Mortgage Securities Trust 2014-C22	3.801%	9/15/47	175	186
3	JPMBB Commercial Mortgage Securities Trust 2014-C22	4.110%	9/15/47	50	53
3	JPMBB Commercial Mortgage Securities Trust 2014-C23	3.934%	9/15/47	85	91
3	JPMBB Commercial Mortgage Securities Trust 2014-C23	4.202%	9/15/47	50	53
3	JPMBB Commercial Mortgage Securities Trust 2014-C24	2.940%	11/15/47	12	12
3	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.639%	11/15/47	50	53
3	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.914%	11/15/47	75	79
3	JPMBB Commercial Mortgage Securities Trust 2014-C25	3.672%	11/15/47	200	211
3	JPMBB Commercial Mortgage Securities Trust 2014-C25	4.065%	11/15/47	50	53
3	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.019%	1/15/48	8	8
3	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.494%	1/15/48	175	183
3	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.800%	1/15/48	50	52
3	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.951%	1/15/48	50	52
3	JPMBB Commercial Mortgage Securities Trust 2015-C27	2.734%	2/15/48	13	13
3	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.017%	2/15/48	110	112
3	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.179%	2/15/48	59	61
3	JPMBB Commercial Mortgage Securities Trust 2015-C28	2.773%	10/15/48	49	49
3	JPMBB Commercial Mortgage Securities Trust 2015-C28	3.227%	10/15/48	125	130
3	JPMBB Commercial Mortgage Securities Trust 2015-C28	3.532%	10/15/48	50	52
3	JPMBB Commercial Mortgage Securities Trust 2015-C29	2.921%	5/15/48	68	68
3	JPMBB Commercial Mortgage Securities Trust 2015-C29	3.304%	5/15/48	57	59
3	JPMBB Commercial Mortgage Securities Trust 2015-C29	3.611%	5/15/48	100	106
3	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.559%	7/15/48	125	129
3	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.822%	7/15/48	100	107
3	JPMBB Commercial Mortgage Securities Trust 2015-C30	4.226%	7/15/48	50	54
3	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.540%	8/15/48	53	55
3	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.801%	8/15/48	57	61
3	JPMBB Commercial Mortgage Securities Trust 2015-C32	3.358%	11/15/48	125	129
3	JPMBB Commercial Mortgage Securities Trust 2015-C32	3.598%	11/15/48	125	132
3	JPMBB Commercial Mortgage Securities Trust 2015-C33	3.770%	12/15/48	82	88
3	JPMBB Commercial Mortgage Securities Trust 2016-C1	3.316%	3/15/49	75	77
3	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	400	430
3	JPMCC Commercial Mortgage Securities Trust 2019-COR5	3.386%	6/13/52	200	210
3	JPMCC Commercial Mortgage Securities Trust 2019-COR5	3.669%	6/13/52	25	26
3	JPMDB Commercial Mortgage Securities Trust 2016-C2	3.144%	6/15/49	75	78
3	JPMDB Commercial Mortgage Securities Trust 2016-C2	3.484%	6/15/49	50	52
3	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.409%	10/15/50	75	79
3	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.713%	10/15/50	50	53
3	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.211%	6/15/51	225	249
3	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.421%	6/15/51	25	28
3	JPMDB Commerical Mortgage Securities Trust 2019-COR6	3.057%	11/13/52	175	178
3	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	39	39
3	Mercedes-Benz Auto Lease Trust 2018-A	2.510%	10/16/23	25	25
3	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%	8/15/45	100	102
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.153%	8/15/46	40	42
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.353%	8/15/46	20	21
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	4.259%	10/15/46	100	106
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	2.918%	2/15/46	68	69
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	3.214%	2/15/46	14	14

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8	3.134%	12/15/48	100	102
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8	3.376%	12/15/48	50	51
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.102%	5/15/46	50	51
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.456%	5/15/46	50	52
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	3.669%	2/15/47	76	77
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%	2/15/47	100	106
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.745%	2/15/47	100	107
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.477%	6/15/47	22	23
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%	6/15/47	100	106
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.337%	6/15/47	50	53
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.194%	10/15/47	5	5
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	4.478%	10/15/47	50	53
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.326%	12/15/47	50	51
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.526%	12/15/47	75	79
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.069%	2/15/48	50	51
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.249%	2/15/48	200	207
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.040%	4/15/48	100	102
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.306%	4/15/48	75	78
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.883%	4/15/48	50	52
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	2.982%	7/15/50	74	74
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.398%	7/15/50	50	51
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.719%	7/15/50	125	133
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.383%	10/15/48	125	129
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	75	79
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26	3.323%	10/15/48	75	77
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26	3.531%	10/15/48	75	79
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27	3.557%	12/15/47	50	52
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27	3.753%	12/15/47	75	80
3	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28	3.288%	1/15/49	100	103
3	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28	3.544%	1/15/49	225	238
3	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30	2.860%	9/15/49	200	203
3	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31	3.102%	11/15/49	250	258
3	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33	3.599%	5/15/50	150	160
3	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33	3.852%	5/15/50	100	106
3	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.276%	11/15/52	125	130
3	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	150	159
3	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	350	356
3	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	75	77
3	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	75	80
3	Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	100	104
3	Morgan Stanley Capital I Trust 2016-BNK2	3.282%	11/15/49	83	86
3	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	200	202
3	Morgan Stanley Capital I Trust 2016-UBS12	3.596%	12/15/49	200	213
3	Morgan Stanley Capital I Trust 2017-H1	3.530%	6/15/50	150	159
3	Morgan Stanley Capital I Trust 2019-H6	3.417%	6/15/52	250	264
3	Morgan Stanley Capital I Trust 2019-H6	3.700%	6/15/52	25	26
3	Morgan Stanley Capital I Trust 2019-L2	4.071%	3/15/52	150	167
3	Morgan Stanley Capital I Trust 2019-L3	3.127%	11/15/29	200	206
3	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	8	8
3	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	25	25
3	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	5	5
3	Nissan Auto Receivables 2015-C Owner Trust	1.670%	2/15/22	21	21
3	Nissan Auto Receivables 2016-C Owner Trust	1.180%	1/15/21	6	6
3	Nissan Auto Receivables 2016-C Owner Trust	1.380%	1/17/23	75	75
3	Nissan Auto Receivables 2017-B Owner Trust	1.950%	10/16/23	104	104
3	Nissan Auto Receivables 2018-A Owner Trust	2.650%	5/16/22	123	123
3	Nissan Auto Receivables 2018-A Owner Trust	2.890%	6/17/24	100	102
3	Nissan Auto Receivables 2019-B Owner Trust	2.500%	11/15/23	125	126
3	Nissan Auto Receivables 2019-B Owner Trust	2.540%	12/15/25	30	30
3	Nissan Auto Receivables 2019-C	1.930%	7/15/24	150	150
3	Nissan Auto Receivables 2019-C	1.950%	5/15/26	35	35
	Royal Bank of Canada	2.100%	10/14/20	800	800
	Royal Bank of Canada	2.300%	3/22/21	175	176
3	Santander Drive Auto Receivables Trust 2018-2	3.030%	9/15/22	36	36
3	Santander Drive Auto Receivables Trust 2018-2	3.350%	7/17/23	50	50
3	Santander Drive Auto Receivables Trust 2018-3	3.030%	2/15/22	1	1
3	Santander Drive Auto Receivables Trust 2018-3	3.290%	10/17/22	50	50
3	Santander Drive Auto Receivables Trust 2018-3	3.510%	8/15/23	50	51
3	Synchrony Card Issuance Trust 2018-A1	3.380%	9/15/24	275	281
3	Synchrony Credit Card Master Note Trust 2016-2	2.210%	5/15/24	373	375
3	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	150	152
3	Synchrony Credit Card Master Note Trust 2018-1	2.970%	3/15/24	275	278
3	Synchrony Credit Card Master Note Trust 2018-2	3.470%	5/15/26	275	287
6	Toronto-Dominion Bank	2.250%	3/15/21	250	251
3	Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	28	28
3	Toyota Auto Receivables 2016-C Owner Trust	1.320%	11/15/21	38	38
3	Toyota Auto Receivables 2017-D Owner Trust	1.930%	1/18/22	179	179
3	Toyota Auto Receivables 2018-A Owner Trust	2.350%	5/16/22	118	118

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	50	50
3	Toyota Auto Receivables 2018-B Owner Trust	2.960%	9/15/22	125	126
3	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	25	26
3	UBS Commercial Mortgage Trust 2017-C1	3.460%	6/15/50	100	106
3	UBS Commercial Mortgage Trust 2017-C1	3.724%	6/15/50	50	52
3	UBS Commercial Mortgage Trust 2017-C2	3.487%	8/15/50	150	158
3	UBS Commercial Mortgage Trust 2017-C2	3.740%	8/15/50	50	52
3	UBS Commercial Mortgage Trust 2017-C3	3.426%	8/15/50	175	184
3	UBS Commercial Mortgage Trust 2017-C3	3.739%	8/15/50	75	79
3	UBS Commercial Mortgage Trust 2017-C4	3.301%	10/15/50	100	105
3	UBS Commercial Mortgage Trust 2017-C4	3.563%	10/15/50	150	160
3	UBS Commercial Mortgage Trust 2017-C4	3.836%	10/15/50	62	65
3	UBS Commercial Mortgage Trust 2017-C5	3.474%	11/15/50	100	106
3	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	150	161
3	UBS Commercial Mortgage Trust 2017-C7	4.061%	12/15/50	100	107
3	UBS Commercial Mortgage Trust 2018-C11	4.241%	6/15/51	125	139
3	UBS Commercial Mortgage Trust 2018-C12	4.296%	8/15/51	100	113
3	UBS Commercial Mortgage Trust 2018-C13	4.208%	10/15/51	25	26
3	UBS Commercial Mortgage Trust 2018-C13	4.334%	10/15/51	75	85
3	UBS Commercial Mortgage Trust 2018-C14	4.448%	12/15/51	225	256
3	UBS Commercial Mortgage Trust 2018-C15	4.341%	12/15/51	125	140
3	UBS Commercial Mortgage Trust 2018-C8	3.720%	2/15/51	150	162
3	UBS Commercial Mortgage Trust 2018-C8	3.983%	2/15/51	275	302
3	UBS Commercial Mortgage Trust 2018-C8	4.215%	2/15/51	75	81
3	UBS Commercial Mortgage Trust 2019-C16	3.605%	4/15/52	100	106
3	UBS Commercial Mortgage Trust 2019-C17	2.921%	10/15/52	125	127
3	UBS-Barclays Commercial Mortgage Trust 2013-C5	3.185%	3/10/46	104	107
3	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	165	169
3	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	25	26
3	UBS-Barclays Commercial Mortgage Trust 2018-C10	4.313%	5/15/51	175	195
3	UBS-Barclays Commercial Mortgage Trust 2018-C9	4.117%	3/15/51	275	305
3	UBS-Barclays Commercial Mortgage Trust 2019-C16	3.887%	4/15/52	25	27
3	UBS-Barclays Commercial Mortgage Trust 2019-C18	3.035%	12/15/52	75	77
3	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	67	68
3	Wells Fargo Commercial Mortgage Trust 2014-LC16	2.819%	8/15/50	1	1
3	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	75	79
3	Wells Fargo Commercial Mortgage Trust 2014-LC18	2.954%	12/15/47	41	41
3	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.271%	12/15/47	75	76
3	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	125	131
3	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.808%	12/15/47	75	78
3	Wells Fargo Commercial Mortgage Trust 2015-C26	2.991%	2/15/48	125	127
3	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	75	78
3	Wells Fargo Commercial Mortgage Trust 2015-C26	3.580%	2/15/48	50	52
3	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	244	252
3	Wells Fargo Commercial Mortgage Trust 2015-C28	3.540%	5/15/48	175	185
3	Wells Fargo Commercial Mortgage Trust 2015-C28	3.872%	5/15/48	31	32
3	Wells Fargo Commercial Mortgage Trust 2015-C29	3.400%	6/15/48	125	129
3	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	175	186
3	Wells Fargo Commercial Mortgage Trust 2015-LC20	2.978%	4/15/50	29	30
3	Wells Fargo Commercial Mortgage Trust 2015-LC20	3.184%	4/15/50	276	287
3	Wells Fargo Commercial Mortgage Trust 2015-LC20	3.719%	4/15/50	50	51
3	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.571%	9/15/58	50	52
3	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	75	81
3	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	75	80
3	Wells Fargo Commercial Mortgage Trust 2015-NXS1	2.632%	5/15/48	21	21
3	Wells Fargo Commercial Mortgage Trust 2015-NXS1	2.934%	5/15/48	50	51
3	Wells Fargo Commercial Mortgage Trust 2015-NXS1	3.148%	5/15/48	50	52
3	Wells Fargo Commercial Mortgage Trust 2015-P2	3.656%	12/15/48	100	105
3	Wells Fargo Commercial Mortgage Trust 2015-P2	3.809%	12/15/48	50	54
3	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	210	224
3	Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.652%	8/15/49	150	151
3	Wells Fargo Commercial Mortgage Trust 2016-C32	3.324%	1/15/59	58	60
3	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	125	132
3	Wells Fargo Commercial Mortgage Trust 2016-C33	3.426%	3/15/59	50	53
3	Wells Fargo Commercial Mortgage Trust 2016-C34	3.096%	6/15/49	75	77
3	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	100	108
3	Wells Fargo Commercial Mortgage Trust 2016-LC24	2.825%	10/15/49	100	102
3	Wells Fargo Commercial Mortgage Trust 2016-LC24	2.942%	10/15/49	162	166
3	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	192	204
3	Wells Fargo Commercial Mortgage Trust 2017-C38	3.665%	7/15/50	54	57

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Wells Fargo Commercial Mortgage Trust 2017-C39	3.418%	9/15/50	175	185
3	Wells Fargo Commercial Mortgage Trust 2017-C39	3.702%	9/15/50	100	105
3	Wells Fargo Commercial Mortgage Trust 2017-C40	3.317%	10/15/50	100	104
3	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	150	160
3	Wells Fargo Commercial Mortgage Trust 2017-C40	3.854%	10/15/50	25	26
3	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	250	265
3	Wells Fargo Commercial Mortgage Trust 2018-C43	4.012%	3/15/51	275	302
3	Wells Fargo Commercial Mortgage Trust 2018-C43	4.152%	3/15/51	50	54
3	Wells Fargo Commercial Mortgage Trust 2018-C44	4.212%	5/15/51	175	195
3	Wells Fargo Commercial Mortgage Trust 2018-C45	4.184%	6/15/51	200	222
3	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	75	83
3	Wells Fargo Commercial Mortgage Trust 2018-C47	4.442%	9/15/61	150	170
3	Wells Fargo Commercial Mortgage Trust 2019-C49	4.023%	3/15/52	225	248
3	Wells Fargo Commercial Mortgage Trust 2019-C50	3.729%	5/15/52	125	135
3	Wells Fargo Commercial Mortgage Trust 2019-C51	3.311%	6/15/52	200	210
3	Wells Fargo Commercial Mortgage Trust 2019-C52	2.892%	8/15/52	270	274
3	Wells Fargo Commercial Mortgage Trust 2019-C52	3.143%	8/15/52	100	100
3	Wells Fargo Commercial Mortgage Trust 2019-C53	3.040%	10/15/52	200	206
3	Wells Fargo Commercial Mortgage Trust 2019-C54	3.146%	12/15/52	100	104
3	WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	175	178
3	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	125	128
3	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	100	103
3	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	75	76
3	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	122	124
3	WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	94	96
3	WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	39	40
3	WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	18	19
3	WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	76	78
3	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	15	15
3	WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	150	155
3	WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	75	77
3	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	16	16
3	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	100	106
3	WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	20	21
3	WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	23	24
3	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	30	32
3	WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	50	53
3	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	20	20
3	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	25	27
3	WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	25	27
3	WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	25	27
3	WFRBS Commercial Mortgage Trust 2014-C19	3.618%	3/15/47	21	22
3	WFRBS Commercial Mortgage Trust 2014-C19	3.660%	3/15/47	21	22
3	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	50	53
3	WFRBS Commercial Mortgage Trust 2014-C19	4.723%	3/15/47	25	27
3	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	22	23
3	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	25	27
3	WFRBS Commercial Mortgage Trust 2014-C20	4.176%	5/15/47	25	26
3	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	75	79
3	WFRBS Commercial Mortgage Trust 2014-C22	3.752%	9/15/57	150	159
3	WFRBS Commercial Mortgage Trust 2014-C22	4.371%	9/15/57	25	26
3	WFRBS Commercial Mortgage Trust 2014-C23	3.636%	10/15/57	74	76
3	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	50	53
3	WFRBS Commercial Mortgage Trust 2014-C24	3.428%	11/15/47	39	40
3	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	65	69
3	WFRBS Commercial Mortgage Trust 2014-LC14	2.862%	3/15/47	1	1
3	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	50	51
3	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	140	149
3	WFRBS Commercial Mortgage Trust 2014-LC14	4.351%	3/15/47	60	64
3	World Financial Network Credit Card Master Note Trust Series 2017-C	2.310%	8/15/24	150	150
3	World Financial Network Credit Card Master Note Trust Series 2018-A	3.070%	12/16/24	200	202
3	World Omni Auto Receivables Trust 2019-C	1.960%	12/16/24	125	125
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $107,426)					110,185
Corporate Bonds (26.5%)
Finance (8.3%)
	Banking (5.9%)
	Ally Financial Inc.	4.125%	2/13/22	125	129
	Ally Financial Inc.	3.875%	5/21/24	150	157
	Ally Financial Inc.	5.125%	9/30/24	135	149
	Ally Financial Inc.	8.000%	11/1/31	400	552
	American Express Co.	3.000%	2/22/21	150	152
	American Express Co.	3.700%	11/5/21	200	206
	American Express Co.	2.750%	5/20/22	300	305
	American Express Co.	2.500%	8/1/22	500	506
	American Express Co.	2.650%	12/2/22	225	229
	American Express Co.	3.400%	2/27/23	300	311
	American Express Co.	3.700%	8/3/23	325	342

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	American Express Co.	3.400%	2/22/24	225	235
	American Express Co.	2.500%	7/30/24	215	217
	American Express Co.	3.000%	10/30/24	569	587
	American Express Co.	3.625%	12/5/24	241	254
	American Express Co.	4.200%	11/6/25	150	165
	American Express Co.	3.125%	5/20/26	250	259
	American Express Co.	4.050%	12/3/42	67	79
	American Express Credit Corp.	2.250%	5/5/21	275	276
	American Express Credit Corp.	2.700%	3/3/22	300	305
	American Express Credit Corp.	3.300%	5/3/27	350	372
	Associated Bank NA	3.500%	8/13/21	50	51
	Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	325	326
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	250	253
	Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	200	203
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	200	204
	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	250	269
	Banco Santander SA	3.848%	4/12/23	200	208
	Banco Santander SA	5.179%	11/19/25	450	500
	Banco Santander SA	4.250%	4/11/27	400	430
	Banco Santander SA	3.800%	2/23/28	200	210
	Banco Santander SA	4.379%	4/12/28	200	218
	Bank of America Corp.	2.625%	4/19/21	755	762
3	Bank of America Corp.	2.369%	7/21/21	500	501
3	Bank of America Corp.	2.328%	10/1/21	350	350
3	Bank of America Corp.	2.738%	1/23/22	250	252
3	Bank of America Corp.	3.499%	5/17/22	175	178
	Bank of America Corp.	2.503%	10/21/22	300	303
	Bank of America Corp.	3.300%	1/11/23	650	672
3	Bank of America Corp.	3.124%	1/20/23	145	148
3	Bank of America Corp.	2.881%	4/24/23	1,000	1,014
3	Bank of America Corp.	2.816%	7/21/23	1,250	1,267
	Bank of America Corp.	4.100%	7/24/23	300	319
	Bank of America Corp.	3.004%	12/20/23	1,846	1,886
	Bank of America Corp.	4.125%	1/22/24	325	350
3	Bank of America Corp.	3.550%	3/5/24	690	714
	Bank of America Corp.	4.000%	4/1/24	322	345
3	Bank of America Corp.	3.864%	7/23/24	125	132
	Bank of America Corp.	4.200%	8/26/24	650	697
	Bank of America Corp.	4.000%	1/22/25	755	803
	Bank of America Corp.	3.950%	4/21/25	500	532
3	Bank of America Corp.	3.093%	10/1/25	350	361
3	Bank of America Corp.	2.456%	10/22/25	300	301
3	Bank of America Corp.	3.366%	1/23/26	300	313
	Bank of America Corp.	4.450%	3/3/26	475	520
	Bank of America Corp.	3.500%	4/19/26	320	339
	Bank of America Corp.	4.250%	10/22/26	725	788
3	Bank of America Corp.	3.559%	4/23/27	750	791
	Bank of America Corp.	3.248%	10/21/27	750	778
	Bank of America Corp.	4.183%	11/25/27	560	606
3	Bank of America Corp.	3.824%	1/20/28	425	456
3	Bank of America Corp.	3.705%	4/24/28	350	374
3	Bank of America Corp.	3.593%	7/21/28	800	850
3	Bank of America Corp.	3.419%	12/20/28	1,334	1,397
3	Bank of America Corp.	3.970%	3/5/29	225	245
3	Bank of America Corp.	4.271%	7/23/29	575	637
3	Bank of America Corp.	3.974%	2/7/30	150	163
3	Bank of America Corp.	3.194%	7/23/30	1,125	1,163
3	Bank of America Corp.	2.884%	10/22/30	300	303
	Bank of America Corp.	6.110%	1/29/37	335	451
3	Bank of America Corp.	4.244%	4/24/38	350	402
	Bank of America Corp.	7.750%	5/14/38	340	535
3	Bank of America Corp.	4.078%	4/23/40	500	567
	Bank of America Corp.	5.875%	2/7/42	300	426
	Bank of America Corp.	5.000%	1/21/44	750	979
	Bank of America Corp.	4.875%	4/1/44	300	383
	Bank of America Corp.	4.750%	4/21/45	100	122
3	Bank of America Corp.	4.443%	1/20/48	100	122
3	Bank of America Corp.	4.330%	3/15/50	250	300
	Bank of America NA	6.000%	10/15/36	250	344
	Bank of Montreal	3.100%	4/13/21	325	330
	Bank of Montreal	1.900%	8/27/21	325	325
	Bank of Montreal	2.900%	3/26/22	425	433
	Bank of Montreal	2.350%	9/11/22	46	46
	Bank of Montreal	2.550%	11/6/22	104	106
	Bank of Montreal	3.300%	2/5/24	300	312
	Bank of Montreal	2.500%	6/28/24	200	202
3	Bank of Montreal	4.338%	10/5/28	100	105
3	Bank of Montreal	3.803%	12/15/32	1,000	1,044
	Bank of New York Mellon Corp.	2.050%	5/3/21	250	251
	Bank of New York Mellon Corp.	3.550%	9/23/21	100	103
	Bank of New York Mellon Corp.	2.600%	2/7/22	675	684
	Bank of New York Mellon Corp.	1.950%	8/23/22	250	250
	Bank of New York Mellon Corp.	2.950%	1/29/23	195	200
	Bank of New York Mellon Corp.	3.500%	4/28/23	225	236
3	Bank of New York Mellon Corp.	2.661%	5/16/23	225	228
	Bank of New York Mellon Corp.	3.450%	8/11/23	125	131
	Bank of New York Mellon Corp.	2.200%	8/16/23	225	228
	Bank of New York Mellon Corp.	3.250%	9/11/24	150	157
	Bank of New York Mellon Corp.	2.100%	10/24/24	150	150
	Bank of New York Mellon Corp.	3.000%	2/24/25	250	260
	Bank of New York Mellon Corp.	2.800%	5/4/26	200	205
	Bank of New York Mellon Corp.	2.450%	8/17/26	125	125
	Bank of New York Mellon Corp.	3.250%	5/16/27	150	158
3	Bank of New York Mellon Corp.	3.442%	2/7/28	150	158
	Bank of New York Mellon Corp.	3.000%	10/30/28	200	205
	Bank of New York Mellon Corp.	3.300%	8/23/29	100	104
	Bank of Nova Scotia	2.800%	7/21/21	420	426
	Bank of Nova Scotia	2.700%	3/7/22	250	254
	Bank of Nova Scotia	2.375%	1/18/23	50	51
	Bank of Nova Scotia	3.400%	2/11/24	200	209
	Bank of Nova Scotia	4.500%	12/16/25	300	328
	Bank of Nova Scotia	2.700%	8/3/26	100	102
	Barclays Bank plc	2.650%	1/11/21	200	201
	Barclays plc	3.250%	1/12/21	100	101
	Barclays plc	3.200%	8/10/21	150	152
	Barclays plc	3.684%	1/10/23	100	102
3	Barclays plc	4.610%	2/15/23	200	208
3	Barclays plc	4.338%	5/16/24	1,000	1,049
	Barclays plc	3.650%	3/16/25	350	364
3	Barclays plc	3.932%	5/7/25	200	210
	Barclays plc	4.375%	1/12/26	300	325
	Barclays plc	4.337%	1/10/28	200	214
3	Barclays plc	4.972%	5/16/29	200	225
	Barclays plc	5.250%	8/17/45	250	301
	Barclays plc	4.950%	1/10/47	200	234
	BBVA USA	3.500%	6/11/21	150	152
	BBVA USA	2.875%	6/29/22	250	253
	BNP Paribas SA	5.000%	1/15/21	475	489
	BPCE SA	2.650%	2/3/21	275	277
	BPCE SA	2.750%	12/2/21	250	254
6	BPCE SA	3.000%	5/22/22	250	254
	BPCE SA	4.000%	4/15/24	325	348
	BPCE SA	3.375%	12/2/26	250	262
	Canadian Imperial Bank of Commerce	2.700%	2/2/21	150	151
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	350	354
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	200	210
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	200	206
	Capital One Bank USA NA	3.375%	2/15/23	235	242
	Capital One Financial Corp.	4.750%	7/15/21	50	52
	Capital One Financial Corp.	3.050%	3/9/22	175	179
	Capital One Financial Corp.	3.200%	1/30/23	350	360
	Capital One Financial Corp.	3.500%	6/15/23	27	28
	Capital One Financial Corp.	3.900%	1/29/24	250	265
	Capital One Financial Corp.	3.750%	4/24/24	450	472
	Capital One Financial Corp.	3.300%	10/30/24	513	529
	Capital One Financial Corp.	4.200%	10/29/25	175	188
	Capital One Financial Corp.	3.750%	7/28/26	500	524

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Capital One Financial Corp.	3.750%	3/9/27	100	106
	Capital One Financial Corp.	3.800%	1/31/28	300	322
	Capital One NA	2.250%	9/13/21	175	176
	Capital One NA	2.650%	8/8/22	500	507
	Citibank NA	2.850%	2/12/21	200	202
	Citibank NA	3.400%	7/23/21	475	485
3	Citibank NA	2.844%	5/20/22	500	506
	Citigroup Inc.	2.700%	3/30/21	550	554
	Citigroup Inc.	2.350%	8/2/21	150	151
	Citigroup Inc.	2.900%	12/8/21	200	203
	Citigroup Inc.	4.500%	1/14/22	475	498
	Citigroup Inc.	2.750%	4/25/22	425	432
	Citigroup Inc.	2.700%	10/27/22	375	381
3	Citigroup Inc.	2.312%	11/4/22	300	301
	Citigroup Inc.	3.375%	3/1/23	150	155
	Citigroup Inc.	3.500%	5/15/23	675	700
3	Citigroup Inc.	2.876%	7/24/23	450	458
	Citigroup Inc.	3.875%	10/25/23	738	784
	Citigroup Inc.	4.000%	8/5/24	125	133
	Citigroup Inc.	3.875%	3/26/25	350	369
3	Citigroup Inc.	3.352%	4/24/25	1,500	1,560
	Citigroup Inc.	3.300%	4/27/25	125	131
	Citigroup Inc.	4.400%	6/10/25	1,400	1,521
	Citigroup Inc.	5.500%	9/13/25	75	86
	Citigroup Inc.	3.700%	1/12/26	275	293
	Citigroup Inc.	4.600%	3/9/26	275	303
	Citigroup Inc.	3.200%	10/21/26	1,025	1,060
	Citigroup Inc.	4.300%	11/20/26	75	82
	Citigroup Inc.	4.450%	9/29/27	1,150	1,265
3	Citigroup Inc.	3.887%	1/10/28	475	509
3	Citigroup Inc.	3.668%	7/24/28	900	956
	Citigroup Inc.	4.125%	7/25/28	100	109
3	Citigroup Inc.	3.520%	10/27/28	580	609
3	Citigroup Inc.	4.075%	4/23/29	150	164
3	Citigroup Inc.	3.980%	3/20/30	475	519
3	Citigroup Inc.	2.976%	11/5/30	300	305
	Citigroup Inc.	6.625%	6/15/32	100	134
	Citigroup Inc.	6.125%	8/25/36	75	97
3	Citigroup Inc.	3.878%	1/24/39	225	246
	Citigroup Inc.	8.125%	7/15/39	562	938
	Citigroup Inc.	5.875%	1/30/42	100	141
	Citigroup Inc.	5.300%	5/6/44	375	475
	Citigroup Inc.	4.650%	7/30/45	200	246
	Citigroup Inc.	4.750%	5/18/46	375	449
	Citigroup Inc.	4.650%	7/23/48	450	561
	Citizens Bank NA	2.550%	5/13/21	200	201
	Citizens Bank NA	3.250%	2/14/22	250	256
	Citizens Bank NA	2.650%	5/26/22	125	127
	Citizens Financial Group Inc.	4.300%	12/3/25	125	134
	Citizens Financial Group Inc.	2.850%	7/27/26	175	178
	Comerica Bank	4.000%	7/27/25	50	53
	Comerica Inc.	3.700%	7/31/23	200	210
	Commonwealth Bank of Australia	2.550%	3/15/21	175	176
6	Commonwealth Bank of Australia	2.750%	3/10/22	500	508
6	Commonwealth Bank of Australia	3.350%	6/4/24	800	836
	Cooperatieve Rabobank UA	4.500%	1/11/21	150	154
	Cooperatieve Rabobank UA	2.500%	1/19/21	600	603
	Cooperatieve Rabobank UA	2.750%	1/10/22	250	254
	Cooperatieve Rabobank UA	3.875%	2/8/22	525	547
	Cooperatieve Rabobank UA	3.950%	11/9/22	125	130
	Cooperatieve Rabobank UA	4.625%	12/1/23	175	190
	Cooperatieve Rabobank UA	3.375%	5/21/25	275	291
	Cooperatieve Rabobank UA	4.375%	8/4/25	600	649
	Cooperatieve Rabobank UA	3.750%	7/21/26	225	234
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	136
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	329
	Cooperatieve Rabobank UA	5.250%	8/4/45	350	440
	Credit Suisse AG	3.000%	10/29/21	600	611
	Credit Suisse AG	2.100%	11/12/21	250	251
	Credit Suisse AG	3.625%	9/9/24	575	610
6	Credit Suisse Group AG	3.574%	1/9/23	250	257
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	250	252
	Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	275	279
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	750	780
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	825	863
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	250	264
	Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	375	471
	Deutsche Bank AG	3.125%	1/13/21	100	100
	Deutsche Bank AG	3.150%	1/22/21	150	151
	Deutsche Bank AG	4.250%	2/4/21	150	152
	Deutsche Bank AG	4.250%	10/14/21	600	617
	Deutsche Bank AG	3.300%	11/16/22	500	505
	Deutsche Bank AG	3.950%	2/27/23	300	307
	Deutsche Bank AG	3.700%	5/30/24	548	559
	Deutsche Bank AG	4.100%	1/13/26	100	102
	Discover Bank	3.200%	8/9/21	100	102
	Discover Bank	3.350%	2/6/23	150	154
	Discover Bank	4.200%	8/8/23	300	319
	Discover Bank	2.450%	9/12/24	150	149
	Discover Bank	3.450%	7/27/26	100	104
	Discover Bank	4.650%	9/13/28	250	280
	Discover Financial Services	3.850%	11/21/22	200	209
	Discover Financial Services	3.950%	11/6/24	450	477
	Discover Financial Services	3.750%	3/4/25	170	179
	Discover Financial Services	4.500%	1/30/26	200	219
	Fifth Third Bancorp	3.500%	3/15/22	125	129
	Fifth Third Bancorp	4.300%	1/16/24	275	295
	Fifth Third Bancorp	3.650%	1/25/24	150	158
	Fifth Third Bancorp	2.375%	1/28/25	150	150
	Fifth Third Bancorp	3.950%	3/14/28	75	82
	Fifth Third Bancorp	8.250%	3/1/38	200	307
	Fifth Third Bank	2.250%	6/14/21	300	301
	Fifth Third Bank	3.350%	7/26/21	200	204
	Fifth Third Bank	3.950%	7/28/25	200	217
	Fifth Third Bank	3.850%	3/15/26	200	212
	First Horizon National Corp.	3.500%	12/15/20	100	101
	First Republic Bank	2.500%	6/6/22	100	101
	First Republic Bank	4.375%	8/1/46	75	81
	FirstMerit Bank NA	4.270%	11/25/26	150	161
	Goldman Sachs Capital I	6.345%	2/15/34	225	292
	Goldman Sachs Group Inc.	2.875%	2/25/21	175	177
	Goldman Sachs Group Inc.	2.625%	4/25/21	150	151
	Goldman Sachs Group Inc.	5.250%	7/27/21	650	681
	Goldman Sachs Group Inc.	2.350%	11/15/21	500	502
	Goldman Sachs Group Inc.	5.750%	1/24/22	675	722
	Goldman Sachs Group Inc.	3.000%	4/26/22	545	552
3	Goldman Sachs Group Inc.	2.876%	10/31/22	1,055	1,068
	Goldman Sachs Group Inc.	3.625%	1/22/23	425	441
	Goldman Sachs Group Inc.	3.200%	2/23/23	425	437
3	Goldman Sachs Group Inc.	2.908%	6/5/23	350	355
3	Goldman Sachs Group Inc.	2.905%	7/24/23	500	508
	Goldman Sachs Group Inc.	3.625%	2/20/24	300	315
	Goldman Sachs Group Inc.	4.000%	3/3/24	475	504
	Goldman Sachs Group Inc.	3.850%	7/8/24	586	618
	Goldman Sachs Group Inc.	3.500%	1/23/25	1,332	1,398
	Goldman Sachs Group Inc.	3.750%	5/22/25	825	873
3	Goldman Sachs Group Inc.	3.272%	9/29/25	550	568
	Goldman Sachs Group Inc.	4.250%	10/21/25	200	217
	Goldman Sachs Group Inc.	3.750%	2/25/26	200	212
	Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,304
	Goldman Sachs Group Inc.	5.950%	1/15/27	400	477
	Goldman Sachs Group Inc.	3.850%	1/26/27	350	372
3	Goldman Sachs Group Inc.	3.691%	6/5/28	625	663
3	Goldman Sachs Group Inc.	3.814%	4/23/29	450	481
3	Goldman Sachs Group Inc.	4.223%	5/1/29	475	522
	Goldman Sachs Group Inc.	6.450%	5/1/36	50	66

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,351
3	Goldman Sachs Group Inc.	4.017%	10/31/38	350	379
3	Goldman Sachs Group Inc.	4.411%	4/23/39	500	567
	Goldman Sachs Group Inc.	6.250%	2/1/41	675	942
	Goldman Sachs Group Inc.	4.800%	7/8/44	400	484
	Goldman Sachs Group Inc.	5.150%	5/22/45	475	581
	Goldman Sachs Group Inc.	4.750%	10/21/45	150	183
	HSBC Bank USA NA	7.000%	1/15/39	250	364
	HSBC Holdings plc	3.400%	3/8/21	625	634
	HSBC Holdings plc	2.950%	5/25/21	800	810
	HSBC Holdings plc	2.650%	1/5/22	500	505
	HSBC Holdings plc	4.875%	1/14/22	160	169
	HSBC Holdings plc	4.000%	3/30/22	290	302
3	HSBC Holdings plc	3.262%	3/13/23	560	572
	HSBC Holdings plc	3.600%	5/25/23	200	208
3	HSBC Holdings plc	3.033%	11/22/23	200	204
	HSBC Holdings plc	4.250%	3/14/24	250	265
3	HSBC Holdings plc	3.950%	5/18/24	500	524
3	HSBC Holdings plc	3.803%	3/11/25	1,075	1,128
	HSBC Holdings plc	4.250%	8/18/25	150	160
3	HSBC Holdings plc	2.633%	11/7/25	200	200
	HSBC Holdings plc	4.300%	3/8/26	1,100	1,195
	HSBC Holdings plc	3.900%	5/25/26	450	479
3	HSBC Holdings plc	4.292%	9/12/26	500	537
	HSBC Holdings plc	4.375%	11/23/26	350	378
3	HSBC Holdings plc	4.041%	3/13/28	400	427
3	HSBC Holdings plc	4.583%	6/19/29	400	446
3	HSBC Holdings plc	3.973%	5/22/30	570	612
	HSBC Holdings plc	7.625%	5/17/32	100	138
	HSBC Holdings plc	7.350%	11/27/32	100	139
	HSBC Holdings plc	6.500%	5/2/36	350	476
	HSBC Holdings plc	6.500%	9/15/37	50	68
	HSBC Holdings plc	6.800%	6/1/38	200	284
	HSBC Holdings plc	5.250%	3/14/44	750	949
	HSBC USA Inc.	3.500%	6/23/24	150	159
	Huntington Bancshares Inc.	7.000%	12/15/20	25	26
	Huntington Bancshares Inc.	3.150%	3/14/21	100	101
	Huntington Bancshares Inc.	2.300%	1/14/22	200	201
	Huntington National Bank	3.250%	5/14/21	250	254
	Huntington National Bank	2.500%	8/7/22	200	202
	Huntington National Bank	3.550%	10/6/23	250	262
	ING Groep NV	3.150%	3/29/22	200	204
	ING Groep NV	4.100%	10/2/23	300	318
	ING Groep NV	3.550%	4/9/24	200	209
	ING Groep NV	3.950%	3/29/27	300	323
	ING Groep NV	4.550%	10/2/28	200	227
	ING Groep NV	4.050%	4/9/29	200	219
	JPMorgan Chase & Co.	2.550%	3/1/21	850	855
	JPMorgan Chase & Co.	4.625%	5/10/21	250	259
	JPMorgan Chase & Co.	2.400%	6/7/21	275	277
	JPMorgan Chase & Co.	2.295%	8/15/21	450	451
	JPMorgan Chase & Co.	4.350%	8/15/21	205	213
	JPMorgan Chase & Co.	4.500%	1/24/22	325	341
3	JPMorgan Chase & Co.	3.514%	6/18/22	200	204
	JPMorgan Chase & Co.	3.250%	9/23/22	750	775
	JPMorgan Chase & Co.	2.972%	1/15/23	370	377
	JPMorgan Chase & Co.	3.200%	1/25/23	750	774
3	JPMorgan Chase & Co.	3.207%	4/1/23	1,000	1,022
3	JPMorgan Chase & Co.	2.776%	4/25/23	350	354
	JPMorgan Chase & Co.	3.375%	5/1/23	300	311
	JPMorgan Chase & Co.	2.700%	5/18/23	250	255
	JPMorgan Chase & Co.	3.875%	2/1/24	445	476
3	JPMorgan Chase & Co.	3.559%	4/23/24	485	505
	JPMorgan Chase & Co.	3.625%	5/13/24	776	820
3	JPMorgan Chase & Co.	3.797%	7/23/24	175	184
	JPMorgan Chase & Co.	3.875%	9/10/24	575	615
3	JPMorgan Chase & Co.	4.023%	12/5/24	300	320
	JPMorgan Chase & Co.	3.125%	1/23/25	400	417
3	JPMorgan Chase & Co.	3.220%	3/1/25	600	620
	JPMorgan Chase & Co.	3.900%	7/15/25	362	391
3	JPMorgan Chase & Co.	2.301%	10/15/25	700	699
	JPMorgan Chase & Co.	3.300%	4/1/26	685	718
	JPMorgan Chase & Co.	3.200%	6/15/26	300	312
	JPMorgan Chase & Co.	2.950%	10/1/26	875	899
	JPMorgan Chase & Co.	4.125%	12/15/26	450	492
3	JPMorgan Chase & Co.	3.960%	1/29/27	500	541
	JPMorgan Chase & Co.	3.625%	12/1/27	1,000	1,050
3	JPMorgan Chase & Co.	3.782%	2/1/28	625	671
3	JPMorgan Chase & Co.	3.540%	5/1/28	350	371
3	JPMorgan Chase & Co.	3.509%	1/23/29	575	609
3	JPMorgan Chase & Co.	4.005%	4/23/29	300	328
3	JPMorgan Chase & Co.	4.203%	7/23/29	250	278
3	JPMorgan Chase & Co.	4.452%	12/5/29	300	341
3	JPMorgan Chase & Co.	3.702%	5/6/30	300	323
3	JPMorgan Chase & Co.	2.739%	10/15/30	1,500	1,500
	JPMorgan Chase & Co.	6.400%	5/15/38	450	649
	JPMorgan Chase & Co.	5.500%	10/15/40	650	869
	JPMorgan Chase & Co.	5.600%	7/15/41	275	376
	JPMorgan Chase & Co.	5.400%	1/6/42	150	203
	JPMorgan Chase & Co.	5.625%	8/16/43	300	402
	JPMorgan Chase & Co.	4.950%	6/1/45	100	126
3	JPMorgan Chase & Co.	4.260%	2/22/48	375	439
3	JPMorgan Chase & Co.	4.032%	7/24/48	500	566
3	JPMorgan Chase & Co.	3.964%	11/15/48	1,000	1,121
3	JPMorgan Chase & Co.	3.897%	1/23/49	400	447
	KeyBank NA	2.300%	9/14/22	200	202
	KeyBank NA	3.375%	3/7/23	250	260
	KeyBank NA	3.300%	6/1/25	125	132
	KeyCorp	5.100%	3/24/21	25	26
	KeyCorp	4.150%	10/29/25	150	164
	KeyCorp	4.100%	4/30/28	600	655
	KeyCorp	2.550%	10/1/29	150	147
	Lloyds Bank plc	6.375%	1/21/21	175	182
	Lloyds Bank plc	3.300%	5/7/21	200	203
	Lloyds Banking Group plc	3.000%	1/11/22	300	305
3	Lloyds Banking Group plc	2.858%	3/17/23	250	252
	Lloyds Banking Group plc	4.050%	8/16/23	900	950
3	Lloyds Banking Group plc	2.907%	11/7/23	400	406
	Lloyds Banking Group plc	3.900%	3/12/24	200	211
	Lloyds Banking Group plc	4.450%	5/8/25	200	218
	Lloyds Banking Group plc	4.582%	12/10/25	700	755
	Lloyds Banking Group plc	4.650%	3/24/26	575	622
	Lloyds Banking Group plc	3.750%	1/11/27	200	210
	Lloyds Banking Group plc	4.375%	3/22/28	250	275
	Lloyds Banking Group plc	4.550%	8/16/28	200	223
3	Lloyds Banking Group plc	3.574%	11/7/28	200	208
	Lloyds Banking Group plc	5.300%	12/1/45	200	243
	Lloyds Banking Group plc	4.344%	1/9/48	275	297
	M&T Bank Corp.	3.550%	7/26/23	200	210
	Manufacturers & Traders Trust Co.	2.625%	1/25/21	225	226
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	403	407
	Mitsubishi UFJ Financial Group Inc.	3.535%	7/26/21	200	204
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	400	401
	Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	1,275	1,298
	Mitsubishi UFJ Financial Group Inc.	3.218%	3/7/22	200	205
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	675	684
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	300	304
	Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	300	311
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	740	777
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	100	101
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	200	209
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	200	204
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	250	266
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	563
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	252
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	500	531
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	250	259
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	200	217
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	200	220
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	200	215
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	175	181
	Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	50	58

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	200	219
	Mizuho Financial Group Inc.	3.549%	3/5/23	200	208
3	Mizuho Financial Group Inc.	2.721%	7/16/23	300	303
3	Mizuho Financial Group Inc.	3.922%	9/11/24	200	210
3	Mizuho Financial Group Inc.	2.839%	7/16/25	375	378
3	Mizuho Financial Group Inc.	2.555%	9/13/25	100	100
	Mizuho Financial Group Inc.	3.663%	2/28/27	250	264
	Mizuho Financial Group Inc.	4.018%	3/5/28	325	354
3	Mizuho Financial Group Inc.	4.254%	9/11/29	400	443
3	Mizuho Financial Group Inc.	3.153%	7/16/30	500	511
3	Mizuho Financial Group Inc.	2.869%	9/13/30	100	101
	Morgan Stanley	5.750%	1/25/21	250	259
	Morgan Stanley	2.500%	4/21/21	200	201
	Morgan Stanley	5.500%	7/28/21	650	684
	Morgan Stanley	2.625%	11/17/21	500	506
	Morgan Stanley	2.750%	5/19/22	600	610
	Morgan Stanley	4.875%	11/1/22	425	455
	Morgan Stanley	3.125%	1/23/23	750	770
	Morgan Stanley	3.750%	2/25/23	675	705
3	Morgan Stanley	3.737%	4/24/24	750	781
	Morgan Stanley	3.875%	4/29/24	545	578
	Morgan Stanley	3.700%	10/23/24	650	689
	Morgan Stanley	4.000%	7/23/25	330	357
	Morgan Stanley	5.000%	11/24/25	650	730
	Morgan Stanley	3.875%	1/27/26	225	241
	Morgan Stanley	3.125%	7/27/26	700	721
	Morgan Stanley	6.250%	8/9/26	425	516
	Morgan Stanley	4.350%	9/8/26	400	437
	Morgan Stanley	3.625%	1/20/27	250	265
	Morgan Stanley	3.950%	4/23/27	325	347
3	Morgan Stanley	3.591%	7/22/28	935	991
3	Morgan Stanley	3.772%	1/24/29	575	618
3	Morgan Stanley	4.431%	1/23/30	550	621
	Morgan Stanley	7.250%	4/1/32	150	215
3	Morgan Stanley	3.971%	7/22/38	375	416
3	Morgan Stanley	4.457%	4/22/39	250	294
	Morgan Stanley	6.375%	7/24/42	600	883
	Morgan Stanley	4.300%	1/27/45	650	763
	Morgan Stanley	4.375%	1/22/47	175	209
	MUFG Americas Holdings Corp.	3.500%	6/18/22	475	492
	MUFG Americas Holdings Corp.	3.000%	2/10/25	80	81
	MUFG Union Bank NA	3.150%	4/1/22	1,200	1,227
	National Australia Bank Ltd.	1.875%	7/12/21	175	175
	National Australia Bank Ltd.	3.375%	9/20/21	250	256
	National Australia Bank Ltd.	3.700%	11/4/21	250	258
	National Australia Bank Ltd.	2.500%	5/22/22	550	557
	National Australia Bank Ltd.	3.000%	1/20/23	250	256
	National Australia Bank Ltd.	3.625%	6/20/23	250	262
	National Australia Bank Ltd.	3.375%	1/14/26	100	105
	National Australia Bank Ltd.	2.500%	7/12/26	200	201
	Northern Trust Corp.	3.375%	8/23/21	100	102
	Northern Trust Corp.	3.950%	10/30/25	150	161
	Northern Trust Corp.	3.650%	8/3/28	100	108
3	Northern Trust Corp.	3.375%	5/8/32	50	51
	People’s United Bank NA	4.000%	7/15/24	100	104
	People’s United Financial Inc.	3.650%	12/6/22	100	104
	PNC Bank NA	2.150%	4/29/21	250	251
	PNC Bank NA	2.550%	12/9/21	100	101
	PNC Bank NA	2.625%	2/17/22	175	177
	PNC Bank NA	2.450%	7/28/22	100	101
	PNC Bank NA	2.700%	11/1/22	450	454
3	PNC Bank NA	2.028%	12/9/22	145	145
	PNC Bank NA	3.300%	10/30/24	705	733
	PNC Bank NA	2.950%	2/23/25	150	153
	PNC Bank NA	3.250%	6/1/25	100	105
	PNC Bank NA	3.100%	10/25/27	250	261
	PNC Bank NA	3.250%	1/22/28	150	157
	PNC Bank NA	4.050%	7/26/28	250	274
	PNC Bank NA	2.700%	10/22/29	150	149
	PNC Financial Services Group Inc.	3.500%	1/23/24	100	105
	PNC Financial Services Group Inc.	3.900%	4/29/24	125	131
	PNC Financial Services Group Inc.	3.150%	5/19/27	450	465
	PNC Financial Services Group Inc.	3.450%	4/23/29	500	531
	PNC Funding Corp.	3.300%	3/8/22	340	349
3	Regions Bank	3.374%	8/13/21	150	151
	Regions Bank	6.450%	6/26/37	250	321
	Regions Financial Corp.	3.800%	8/14/23	200	211
	Royal Bank of Canada	2.500%	1/19/21	200	201
	Royal Bank of Canada	3.200%	4/30/21	700	712
	Royal Bank of Canada	2.750%	2/1/22	300	305
	Royal Bank of Canada	2.800%	4/29/22	300	306
	Royal Bank of Canada	3.700%	10/5/23	100	105
	Royal Bank of Canada	2.550%	7/16/24	200	203
	Royal Bank of Canada	2.250%	11/1/24	650	653
	Royal Bank of Canada	4.650%	1/27/26	250	277
	Royal Bank of Scotland Group plc	6.125%	12/15/22	100	109
3	Royal Bank of Scotland Group plc	3.498%	5/15/23	500	511
	Royal Bank of Scotland Group plc	6.100%	6/10/23	195	214
	Royal Bank of Scotland Group plc	3.875%	9/12/23	600	627
	Royal Bank of Scotland Group plc	6.000%	12/19/23	100	111
	Royal Bank of Scotland Group plc	5.125%	5/28/24	500	541
3	Royal Bank of Scotland Group plc	4.519%	6/25/24	300	318
3	Royal Bank of Scotland Group plc	4.892%	5/18/29	1,000	1,127
3	Royal Bank of Scotland Group plc	3.754%	11/1/29	200	204
3	Royal Bank of Scotland Group plc	5.076%	1/27/30	200	229
3	Royal Bank of Scotland Group plc	4.445%	5/8/30	650	715
	Santander Holdings USA Inc.	3.400%	1/18/23	115	118
	Santander Holdings USA Inc.	4.500%	7/17/25	125	134
6	Santander Holdings USA Inc.	3.244%	10/5/26	900	904
	Santander Holdings USA Inc.	4.400%	7/13/27	250	269
	Santander UK Group Holdings plc	3.125%	1/8/21	550	555
	Santander UK Group Holdings plc	2.875%	8/5/21	225	227
	Santander UK Group Holdings plc	3.571%	1/10/23	200	205
3	Santander UK Group Holdings plc	3.823%	11/3/28	200	210
	Santander UK plc	3.400%	6/1/21	200	204
	Santander UK plc	3.750%	11/15/21	200	206
	Santander UK plc	4.000%	3/13/24	200	213
	Santander UK plc	2.875%	6/18/24	200	204
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	300	302
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	750	747
	Skandinaviska Enskilda Banken AB	2.800%	3/11/22	250	254
	State Street Corp.	1.950%	5/19/21	125	125
3	State Street Corp.	2.653%	5/15/23	300	305
	State Street Corp.	3.100%	5/15/23	400	411
	State Street Corp.	3.700%	11/20/23	83	88
3	State Street Corp.	3.776%	12/3/24	200	211
	State Street Corp.	3.300%	12/16/24	227	239
	State Street Corp.	3.550%	8/18/25	225	242
3	State Street Corp.	2.354%	11/1/25	125	125
	State Street Corp.	2.650%	5/19/26	125	127
3	State Street Corp.	4.141%	12/3/29	200	223
3	State Street Corp.	3.031%	11/1/34	125	125
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	257
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	106
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	265
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	261
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	340	344
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	250	250
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	475	478
	Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	250	254
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	200	203
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	200	203
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	250	256
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	200	210
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	200	212
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	375	380
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	160
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	125
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	178
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	200	209
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	700	729
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	300	317

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	100	109
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	475	484
	Sumitomo Mitsui Financial Group Inc.	3.202%	9/17/29	150	151
	SVB Financial Group	3.500%	1/29/25	100	104
	Svenska Handelsbanken AB	2.450%	3/30/21	300	302
	Svenska Handelsbanken AB	3.350%	5/24/21	200	204
	Svenska Handelsbanken AB	1.875%	9/7/21	350	349
	Synchrony Bank	3.650%	5/24/21	250	255
	Synchrony Bank	3.000%	6/15/22	100	102
	Synchrony Financial	2.850%	7/25/22	75	76
	Synchrony Financial	4.250%	8/15/24	250	267
	Synchrony Financial	4.500%	7/23/25	150	162
	Synchrony Financial	3.700%	8/4/26	125	129
	Synchrony Financial	3.950%	12/1/27	300	315
	Synovus Financial Corp.	3.125%	11/1/22	50	51
	Toronto-Dominion Bank	2.500%	12/14/20	100	101
	Toronto-Dominion Bank	2.550%	1/25/21	450	453
	Toronto-Dominion Bank	2.125%	4/7/21	175	176
	Toronto-Dominion Bank	3.250%	6/11/21	600	612
	Toronto-Dominion Bank	1.800%	7/13/21	150	150
	Toronto-Dominion Bank	1.900%	12/1/22	225	225
	Toronto-Dominion Bank	3.250%	3/11/24	400	417
	Truist Bank	2.625%	1/15/22	250	253
	Truist Bank	2.800%	5/17/22	400	407
3	Truist Bank	3.502%	8/2/22	250	255
	Truist Bank	3.000%	2/2/23	75	77
	Truist Bank	3.200%	4/1/24	500	519
3	Truist Bank	3.689%	8/2/24	250	262
	Truist Bank	2.150%	12/6/24	250	250
	Truist Bank	3.625%	9/16/25	500	532
	Truist Bank	3.300%	5/15/26	200	208
	Truist Financial Corp.	2.150%	2/1/21	125	125
	Truist Financial Corp	2.900%	3/3/21	75	76
	Truist Financial Corp.	2.050%	5/10/21	175	175
	Truist Financial Corp.	3.200%	9/3/21	150	153
	Truist Financial Corp.	2.700%	1/27/22	125	127
	Truist Financial Corp.	2.750%	4/1/22	175	178
	Truist Financial Corp.	3.050%	6/20/22	500	510
	Truist Financial Corp.	3.750%	12/6/23	250	264
	Truist Financial Corp.	2.500%	8/1/24	75	76
	Truist Financial Corp.	2.850%	10/26/24	192	198
	Truist Financial Corp.	3.700%	6/5/25	175	188
	Truist Financial Corp.	3.875%	3/19/29	200	215
6	UBS AG	2.450%	12/1/20	200	201
	US Bancorp	2.350%	1/29/21	100	100
	US Bancorp	4.125%	5/24/21	250	257
	US Bancorp	2.625%	1/24/22	200	203
	US Bancorp	3.000%	3/15/22	125	128
	US Bancorp	2.950%	7/15/22	400	410
	US Bancorp	3.700%	1/30/24	150	159
	US Bancorp	3.375%	2/5/24	500	523
	US Bancorp	2.400%	7/30/24	200	202
	US Bancorp	3.600%	9/11/24	50	53
	US Bancorp	3.950%	11/17/25	25	27
	US Bancorp	3.100%	4/27/26	300	312
	US Bancorp	3.150%	4/27/27	275	288
	US Bancorp	3.900%	4/26/28	100	112
	US Bancorp	3.000%	7/30/29	190	194
	US Bank NA	2.650%	5/23/22	250	254
	US Bank NA	1.950%	1/9/23	300	300
	US Bank NA	2.850%	1/23/23	250	257
	US Bank NA	3.400%	7/24/23	250	261
	US Bank NA	2.800%	1/27/25	625	644
	Wachovia Corp.	6.605%	10/1/25	265	313
	Wells Fargo & Co.	2.550%	12/7/20	300	301
	Wells Fargo & Co.	2.500%	3/4/21	1,350	1,359
	Wells Fargo & Co.	4.600%	4/1/21	825	850
	Wells Fargo & Co.	2.100%	7/26/21	350	351
	Wells Fargo & Co.	3.500%	3/8/22	450	464
	Wells Fargo & Co.	2.625%	7/22/22	775	785
	Wells Fargo & Co.	3.069%	1/24/23	1,500	1,526
	Wells Fargo & Co.	3.450%	2/13/23	350	362
	Wells Fargo & Co.	3.750%	1/24/24	200	211
	Wells Fargo & Co.	3.300%	9/9/24	400	419
	Wells Fargo & Co.	3.000%	2/19/25	425	438
3	Wells Fargo & Co.	2.406%	10/30/25	600	598
	Wells Fargo & Co.	3.000%	4/22/26	1,275	1,311
	Wells Fargo & Co.	4.100%	6/3/26	725	779
	Wells Fargo & Co.	3.000%	10/23/26	675	690
	Wells Fargo & Co.	4.300%	7/22/27	475	518
3	Wells Fargo & Co.	3.584%	5/22/28	500	530
	Wells Fargo & Co.	4.150%	1/24/29	200	222
3	Wells Fargo & Co.	2.879%	10/30/30	1,800	1,811
	Wells Fargo & Co.	5.375%	2/7/35	200	258
	Wells Fargo & Co.	5.375%	11/2/43	500	630
	Wells Fargo & Co.	5.606%	1/15/44	600	793
	Wells Fargo & Co.	4.650%	11/4/44	325	381
	Wells Fargo & Co.	3.900%	5/1/45	250	284
	Wells Fargo & Co.	4.900%	11/17/45	250	305
	Wells Fargo & Co.	4.400%	6/14/46	300	344
	Wells Fargo & Co.	4.750%	12/7/46	350	417
	Wells Fargo Bank NA	2.600%	1/15/21	250	251
3	Wells Fargo Bank NA	3.325%	7/23/21	250	252
	Wells Fargo Bank NA	3.625%	10/22/21	450	463
3	Wells Fargo Bank NA	2.897%	5/27/22	600	606
3	Wells Fargo Bank NA	2.082%	9/9/22	850	850
	Wells Fargo Bank NA	3.550%	8/14/23	750	783
	Wells Fargo Bank NA	5.950%	8/26/36	200	265
	Wells Fargo Bank NA	5.850%	2/1/37	300	398
	Wells Fargo Bank NA	6.600%	1/15/38	225	324
	Westpac Banking Corp.	2.100%	5/13/21	600	601
	Westpac Banking Corp.	2.000%	8/19/21	275	275
	Westpac Banking Corp.	2.500%	6/28/22	1,000	1,011
	Westpac Banking Corp.	2.750%	1/11/23	200	203
	Westpac Banking Corp.	3.650%	5/15/23	75	79
	Westpac Banking Corp.	3.300%	2/26/24	250	260
	Westpac Banking Corp.	2.350%	2/19/25	200	200
	Westpac Banking Corp.	2.850%	5/13/26	200	204
	Westpac Banking Corp.	2.700%	8/19/26	175	177
	Westpac Banking Corp.	3.350%	3/8/27	250	264
3	Westpac Banking Corp.	4.322%	11/23/31	500	527
	Westpac Banking Corp.	4.110%	7/24/34	25	26
	Westpac Banking Corp.	4.421%	7/24/39	100	110
	Zions Bancorp NA	3.500%	8/27/21	250	255
	Zions Bancorp NA	3.250%	10/29/29	250	245

	Brokerage (0.2%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	100	106
	Affiliated Managers Group Inc.	3.500%	8/1/25	125	130
	Ameriprise Financial Inc.	3.000%	3/22/22	50	51
	Ameriprise Financial Inc.	4.000%	10/15/23	250	267
	Ameriprise Financial Inc.	3.700%	10/15/24	187	200
	BGC Partners Inc.	5.125%	5/27/21	50	52
	BGC Partners Inc.	3.750%	10/1/24	105	105
	BlackRock Inc.	4.250%	5/24/21	125	129
	BlackRock Inc.	3.375%	6/1/22	175	181
	BlackRock Inc.	3.500%	3/18/24	175	186
	BlackRock Inc.	3.200%	3/15/27	100	106
	BlackRock Inc.	3.250%	4/30/29	90	96
	Brookfield Asset Management Inc.	4.000%	1/15/25	105	113
	Brookfield Finance Inc.	4.250%	6/2/26	50	54
	Brookfield Finance Inc.	3.900%	1/25/28	125	134
	Brookfield Finance Inc.	4.850%	3/29/29	150	172
	Brookfield Finance Inc.	4.700%	9/20/47	150	172
	Brookfield Finance LLC	4.000%	4/1/24	175	188
	Cboe Global Markets Inc.	3.650%	1/12/27	110	118
	Charles Schwab Corp.	3.250%	5/21/21	125	127
	Charles Schwab Corp.	3.225%	9/1/22	300	309
	Charles Schwab Corp.	2.650%	1/25/23	100	102
	Charles Schwab Corp.	3.550%	2/1/24	400	422
	Charles Schwab Corp.	3.850%	5/21/25	25	27
	Charles Schwab Corp.	3.200%	3/2/27	250	262

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Charles Schwab Corp.	3.200%	1/25/28	100	104
	Charles Schwab Corp.	4.000%	2/1/29	125	138
	Charles Schwab Corp.	3.250%	5/22/29	100	105
	CME Group Inc.	3.000%	9/15/22	125	129
	CME Group Inc.	3.000%	3/15/25	125	129
	CME Group Inc.	5.300%	9/15/43	150	201
	CME Group Inc.	4.150%	6/15/48	125	149
	E*TRADE Financial Corp.	3.800%	8/24/27	75	78
	E*TRADE Financial Corp.	4.500%	6/20/28	65	71
	Eaton Vance Corp.	3.625%	6/15/23	50	52
	Eaton Vance Corp.	3.500%	4/6/27	100	106
	Franklin Resources Inc.	2.800%	9/15/22	225	231
	Intercontinental Exchange Inc.	2.350%	9/15/22	100	101
	Intercontinental Exchange Inc.	3.450%	9/21/23	100	105
	Intercontinental Exchange Inc.	4.000%	10/15/23	150	160
	Intercontinental Exchange Inc.	3.750%	12/1/25	300	323
	Intercontinental Exchange Inc.	3.100%	9/15/27	150	157
	Intercontinental Exchange Inc.	3.750%	9/21/28	75	82
	Intercontinental Exchange Inc.	4.250%	9/21/48	175	207
	Invesco Finance plc	3.125%	11/30/22	175	180
	Invesco Finance plc	4.000%	1/30/24	450	477
	Invesco Finance plc	3.750%	1/15/26	170	181
	Invesco Finance plc	5.375%	11/30/43	75	90
	Janus Capital Group Inc.	4.875%	8/1/25	75	81
	Jefferies Financial Group Inc.	5.500%	10/18/23	150	163
	Jefferies Group LLC	6.875%	4/15/21	105	111
	Jefferies Group LLC	5.125%	1/20/23	100	108
	Jefferies Group LLC	4.850%	1/15/27	200	221
	Jefferies Group LLC	6.450%	6/8/27	50	58
	Jefferies Group LLC	6.250%	1/15/36	75	89
	Jefferies Group LLC	6.500%	1/20/43	75	89
	Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.150%	1/23/30	300	316
	Lazard Group LLC	3.750%	2/13/25	50	53
	Lazard Group LLC	3.625%	3/1/27	100	102
	Lazard Group LLC	4.500%	9/19/28	100	111
	Legg Mason Inc.	4.750%	3/15/26	100	109
	Legg Mason Inc.	5.625%	1/15/44	100	113
	Nasdaq Inc.	4.250%	6/1/24	125	135
	Nasdaq Inc.	3.850%	6/30/26	100	107
	Raymond James Financial Inc.	3.625%	9/15/26	75	79
	Raymond James Financial Inc.	4.950%	7/15/46	210	249
	Stifel Financial Corp.	3.500%	12/1/20	50	51
	Stifel Financial Corp.	4.250%	7/18/24	150	158
	TD Ameritrade Holding Corp.	2.950%	4/1/22	125	128
	TD Ameritrade Holding Corp.	3.625%	4/1/25	100	106
	TD Ameritrade Holding Corp.	3.300%	4/1/27	125	131
	TD Ameritrade Holding Corp.	2.750%	10/1/29	50	50

	Finance Companies (0.2%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	5/15/21	150	155
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	5.000%	10/1/21	200	210
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	12/16/21	70	73
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.950%	2/1/22	125	129
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	5/26/22	100	103
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	7/1/22	175	185
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/23/23	125	128
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	125	134
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	150	154
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/28	300	311
	Air Lease Corp.	2.500%	3/1/21	250	251
	Air Lease Corp.	3.875%	4/1/21	75	77
	Air Lease Corp.	3.375%	6/1/21	75	76
	Air Lease Corp.	3.750%	2/1/22	300	309
	Air Lease Corp.	2.625%	7/1/22	100	101
	Air Lease Corp.	2.250%	1/15/23	100	100
	Air Lease Corp.	2.750%	1/15/23	100	101
	Air Lease Corp.	3.875%	7/3/23	100	105
	Air Lease Corp.	4.250%	2/1/24	200	214
	Air Lease Corp.	4.250%	9/15/24	75	80
	Air Lease Corp.	3.250%	3/1/25	150	154
	Air Lease Corp.	3.625%	4/1/27	75	78
	Air Lease Corp.	3.625%	12/1/27	100	103
	Air Lease Corp.	4.625%	10/1/28	100	110
	Air Lease Corp.	3.250%	10/1/29	100	99
	Aircastle Ltd.	4.400%	9/25/23	125	132
	Aircastle Ltd.	4.125%	5/1/24	400	419
	Aircastle Ltd.	4.250%	6/15/26	100	106
	Ares Capital Corp.	3.500%	2/10/23	250	254
	Ares Capital Corp.	4.200%	6/10/24	200	210
	Ares Capital Corp.	4.250%	3/1/25	100	104
	FS KKR Capital Corp.	4.750%	5/15/22	25	26
	FS KKR Capital Corp.	4.625%	7/15/24	25	26
	FS KKR Capital Corp.	4.125%	2/1/25	100	101
	GATX Corp.	3.250%	3/30/25	125	128
	GATX Corp.	3.250%	9/15/26	50	51
	GATX Corp.	3.850%	3/30/27	175	183
	GATX Corp.	3.500%	3/15/28	100	102
	GATX Corp.	4.550%	11/7/28	150	164
	GATX Corp.	4.700%	4/1/29	75	84
	GATX Corp.	4.500%	3/30/45	50	52
	GE Capital International Funding Co. Unlimited Co.	3.373%	11/15/25	358	371
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	2,168	2,303
	International Lease Finance Corp.	8.250%	12/15/20	200	211
	International Lease Finance Corp.	4.625%	4/15/21	89	92
	International Lease Finance Corp.	8.625%	1/15/22	315	354
	International Lease Finance Corp.	5.875%	8/15/22	160	174
	Owl Rock Capital Corp.	5.250%	4/15/24	25	26
	Owl Rock Capital Corp.	4.000%	3/30/25	40	40
	Prospect Capital Corp.	5.875%	3/15/23	40	42
	TPG Specialty Lending Inc.	3.875%	11/1/24	50	50

	Insurance (1.2%)
	ACE Capital Trust II	9.700%	4/1/30	50	75
	AEGON Funding Co. LLC	5.750%	12/15/20	81	84
	Aetna Inc.	2.750%	11/15/22	200	203
	Aetna Inc.	2.800%	6/15/23	125	127
	Aetna Inc.	3.500%	11/15/24	125	131
	Aetna Inc.	6.625%	6/15/36	130	174
	Aetna Inc.	6.750%	12/15/37	100	134
	Aetna Inc.	4.500%	5/15/42	75	80
	Aetna Inc.	4.125%	11/15/42	75	77
	Aetna Inc.	3.875%	8/15/47	300	303
	Aflac Inc.	4.000%	2/15/22	50	52
	Aflac Inc.	3.625%	6/15/23	125	131
	Aflac Inc.	3.625%	11/15/24	125	134
	Aflac Inc.	3.250%	3/17/25	125	131
	Aflac Inc.	2.875%	10/15/26	75	77
	Aflac Inc.	4.000%	10/15/46	50	54
	Aflac Inc.	4.750%	1/15/49	115	137
	Alleghany Corp.	4.900%	9/15/44	100	117
	Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	75	78
	Allstate Corp.	3.150%	6/15/23	100	104
	Allstate Corp.	5.550%	5/9/35	75	95
	Allstate Corp.	4.500%	6/15/43	125	149
	Allstate Corp.	4.200%	12/15/46	200	230
	Allstate Corp.	3.850%	8/10/49	100	111
[3]	Allstate Corp.	5.750%	8/15/53	75	80
[3]	Allstate Corp.	6.500%	5/15/67	100	124

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	American Financial Group Inc.	3.500%	8/15/26	50	51
	American Financial Group Inc.	4.500%	6/15/47	110	119
	American International Group Inc.	6.400%	12/15/20	385	401
	American International Group Inc.	3.300%	3/1/21	275	279
	American International Group Inc.	4.875%	6/1/22	250	267
	American International Group Inc.	4.125%	2/15/24	70	75
	American International Group Inc.	3.750%	7/10/25	85	91
	American International Group Inc.	4.200%	4/1/28	200	219
	American International Group Inc.	4.250%	3/15/29	50	56
	American International Group Inc.	3.875%	1/15/35	200	212
	American International Group Inc.	4.700%	7/10/35	75	87
	American International Group Inc.	6.250%	5/1/36	475	634
	American International Group Inc.	4.500%	7/16/44	500	573
	American International Group Inc.	4.750%	4/1/48	100	120
[3]	American International Group Inc.	5.750%	4/1/48	125	135
	American International Group Inc.	4.375%	1/15/55	125	137
[3]	American International Group Inc.	8.175%	5/15/68	95	129
	Anthem Inc.	3.700%	8/15/21	125	128
	Anthem Inc.	3.125%	5/15/22	150	154
	Anthem Inc.	2.950%	12/1/22	150	154
	Anthem Inc.	3.300%	1/15/23	200	207
	Anthem Inc.	3.500%	8/15/24	475	497
	Anthem Inc.	3.350%	12/1/24	160	167
	Anthem Inc.	2.375%	1/15/25	100	100
	Anthem Inc.	3.650%	12/1/27	300	316
	Anthem Inc.	4.101%	3/1/28	400	433
	Anthem Inc.	2.875%	9/15/29	75	75
	Anthem Inc.	5.950%	12/15/34	1	1
	Anthem Inc.	5.850%	1/15/36	75	91
	Anthem Inc.	6.375%	6/15/37	50	65
	Anthem Inc.	4.625%	5/15/42	175	196
	Anthem Inc.	4.650%	1/15/43	775	873
	Anthem Inc.	5.100%	1/15/44	100	118
	Anthem Inc.	4.375%	12/1/47	300	329
	Anthem Inc.	4.550%	3/1/48	155	174
	Anthem Inc.	4.850%	8/15/54	50	54
	Aon Corp.	8.205%	1/1/27	25	32
	Aon Corp.	4.500%	12/15/28	100	112
	Aon Corp.	3.750%	5/2/29	90	96
	Aon Corp.	6.250%	9/30/40	100	137
	Aon plc	3.500%	6/14/24	150	157
	Aon plc	3.875%	12/15/25	200	215
	Aon plc	4.600%	6/14/44	175	199
	Aon plc	4.750%	5/15/45	100	117
	Arch Capital Finance LLC	4.011%	12/15/26	100	110
	Arch Capital Finance LLC	5.031%	12/15/46	100	125
	Arch Capital Group Ltd.	7.350%	5/1/34	50	71
	Arch Capital Group US Inc.	5.144%	11/1/43	50	61
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	175	187
	Assurant Inc.	4.000%	3/15/23	50	52
	Assurant Inc.	4.200%	9/27/23	100	105
	Assurant Inc.	4.900%	3/27/28	100	110
	Assurant Inc.	6.750%	2/15/34	9	11
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	75	83
	Athene Holding Ltd.	4.125%	1/12/28	200	207
	AXA Equitable Holdings Inc.	3.900%	4/20/23	100	105
	AXA Equitable Holdings Inc.	7.000%	4/1/28	75	91
	AXA Equitable Holdings Inc.	4.350%	4/20/28	680	738
	AXA Equitable Holdings Inc.	5.000%	4/20/48	350	374
	AXA SA	8.600%	12/15/30	225	329
	AXIS Specialty Finance LLC	3.900%	7/15/29	50	52
[3]	AXIS Specialty Finance LLC	4.900%	1/15/40	50	51
	AXIS Specialty Finance plc	4.000%	12/6/27	550	580
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	195	200
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	154
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	140	192
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	195	230
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	300	343
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	700	819
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	710	839
	Berkshire Hathaway Inc.	2.200%	3/15/21	200	201
	Berkshire Hathaway Inc.	3.000%	2/11/23	75	78
	Berkshire Hathaway Inc.	2.750%	3/15/23	300	308
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	765
	Berkshire Hathaway Inc.	4.500%	2/11/43	175	213
	Brighthouse Financial Inc.	3.700%	6/22/27	250	249
	Brighthouse Financial Inc.	4.700%	6/22/47	130	120
	Brown & Brown Inc.	4.200%	9/15/24	75	79
	Brown & Brown Inc.	4.500%	3/15/29	75	82
	Chubb Corp.	6.000%	5/11/37	125	171
	Chubb Corp.	6.500%	5/15/38	95	139
	Chubb INA Holdings Inc.	2.875%	11/3/22	475	487
	Chubb INA Holdings Inc.	2.700%	3/13/23	125	128
	Chubb INA Holdings Inc.	3.350%	5/15/24	100	105
	Chubb INA Holdings Inc.	3.150%	3/15/25	250	262
	Chubb INA Holdings Inc.	6.700%	5/15/36	200	287
	Chubb INA Holdings Inc.	4.150%	3/13/43	100	116
	Chubb INA Holdings Inc.	4.350%	11/3/45	350	420
	Cigna Holding Co.	4.375%	12/15/20	45	46
	Cincinnati Financial Corp.	6.920%	5/15/28	100	129
	Cincinnati Financial Corp.	6.125%	11/1/34	75	99
	CNA Financial Corp.	5.750%	8/15/21	75	79
	CNA Financial Corp.	3.950%	5/15/24	150	160
	CNA Financial Corp.	4.500%	3/1/26	125	137
	CNA Financial Corp.	3.450%	8/15/27	100	104
	CNA Financial Corp.	3.900%	5/1/29	100	107
	Enstar Group Ltd.	4.500%	3/10/22	50	52
	Enstar Group Ltd.	4.950%	6/1/29	395	423
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	111
	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	50	54
	First American Financial Corp.	4.600%	11/15/24	100	106
	Globe Life Inc.	3.800%	9/15/22	50	51
	Globe Life Inc.	4.550%	9/15/28	80	89
	Hanover Insurance Group Inc.	4.500%	4/15/26	100	108
	Hartford Financial Services Group Inc.	2.800%	8/19/29	100	101
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	65
	Hartford Financial Services Group Inc.	6.100%	10/1/41	100	137
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	195
	Hartford Financial Services Group Inc.	3.600%	8/19/49	125	128
	Humana Inc.	2.900%	12/15/22	150	153
	Humana Inc.	3.850%	10/1/24	326	346
	Humana Inc.	3.950%	3/15/27	150	161
	Humana Inc.	4.625%	12/1/42	110	120
	Humana Inc.	4.950%	10/1/44	200	236
	Kemper Corp.	4.350%	2/15/25	40	42
	Lincoln National Corp.	4.850%	6/24/21	47	49
	Lincoln National Corp.	4.200%	3/15/22	50	52
	Lincoln National Corp.	4.000%	9/1/23	50	53
	Lincoln National Corp.	3.625%	12/12/26	75	79
	Lincoln National Corp.	3.800%	3/1/28	100	106
	Lincoln National Corp.	3.050%	1/15/30	350	348
	Lincoln National Corp.	6.300%	10/9/37	75	97
	Lincoln National Corp.	7.000%	6/15/40	160	227
	Loews Corp.	2.625%	5/15/23	75	76
	Loews Corp.	6.000%	2/1/35	50	64
	Loews Corp.	4.125%	5/15/43	350	384
	Manulife Financial Corp.	4.150%	3/4/26	175	191
[3]	Manulife Financial Corp.	4.061%	2/24/32	190	195
	Manulife Financial Corp.	5.375%	3/4/46	200	263
	Markel Corp.	4.900%	7/1/22	125	133
	Markel Corp.	3.500%	11/1/27	50	51
	Markel Corp.	3.350%	9/17/29	75	77
	Markel Corp.	4.300%	11/1/47	50	52
	Markel Corp.	5.000%	5/20/49	50	58
	Markel Corp.	4.150%	9/17/50	200	206
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	306
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	75	77
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	105
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	105
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	107
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	325	370
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	100	113

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Marsh & McLennan Cos. Inc.	4.200%	3/1/48	200	225
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	200	253
	Mercury General Corp.	4.400%	3/15/27	75	79
	MetLife Inc.	3.048%	12/15/22	225	233
	MetLife Inc.	3.600%	4/10/24	175	186
	MetLife Inc.	3.000%	3/1/25	250	260
	MetLife Inc.	3.600%	11/13/25	400	429
	MetLife Inc.	6.500%	12/15/32	175	242
	MetLife Inc.	6.375%	6/15/34	100	143
	MetLife Inc.	5.875%	2/6/41	590	799
	MetLife Inc.	4.125%	8/13/42	175	198
	MetLife Inc.	4.875%	11/13/43	175	217
	MetLife Inc.	4.721%	12/15/44	63	76
	MetLife Inc.	4.600%	5/13/46	70	86
[3]	MetLife Inc.	6.400%	12/15/66	210	256
	Old Republic International Corp.	4.875%	10/1/24	121	132
	Old Republic International Corp.	3.875%	8/26/26	100	106
	PartnerRe Finance B LLC	3.700%	7/2/29	95	99
	Primerica Inc.	4.750%	7/15/22	125	132
	Principal Financial Group Inc.	3.300%	9/15/22	50	52
	Principal Financial Group Inc.	3.125%	5/15/23	100	103
	Principal Financial Group Inc.	3.400%	5/15/25	75	79
	Principal Financial Group Inc.	3.100%	11/15/26	100	103
	Principal Financial Group Inc.	4.625%	9/15/42	50	57
	Principal Financial Group Inc.	4.350%	5/15/43	50	56
	Principal Financial Group Inc.	4.300%	11/15/46	75	85
	Progressive Corp.	3.750%	8/23/21	75	77
	Progressive Corp.	2.450%	1/15/27	150	151
	Progressive Corp.	6.625%	3/1/29	125	162
	Progressive Corp.	4.350%	4/25/44	50	59
	Progressive Corp.	4.125%	4/15/47	290	338
	Progressive Corp.	4.200%	3/15/48	115	132
	Prudential Financial Inc.	4.500%	11/16/21	75	79
	Prudential Financial Inc.	3.500%	5/15/24	125	133
	Prudential Financial Inc.	5.750%	7/15/33	100	127
	Prudential Financial Inc.	5.700%	12/14/36	125	170
	Prudential Financial Inc.	6.625%	12/1/37	65	90
	Prudential Financial Inc.	6.625%	6/21/40	65	91
[3]	Prudential Financial Inc.	5.875%	9/15/42	125	135
[3]	Prudential Financial Inc.	5.625%	6/15/43	375	403
	Prudential Financial Inc.	5.100%	8/15/43	50	59
[3]	Prudential Financial Inc.	5.200%	3/15/44	85	90
	Prudential Financial Inc.	4.600%	5/15/44	525	619
[3]	Prudential Financial Inc.	5.375%	5/15/45	250	266
	Prudential Financial Inc.	3.905%	12/7/47	182	194
[3]	Prudential Financial Inc.	5.700%	9/15/48	250	284
	Prudential Financial Inc.	3.935%	12/7/49	263	287
	Prudential Financial Inc.	4.350%	2/25/50	200	230
	Reinsurance Group of America Inc.	5.000%	6/1/21	75	78
	Reinsurance Group of America Inc.	4.700%	9/15/23	75	81
	Reinsurance Group of America Inc.	3.900%	5/15/29	50	53
	RenaissanceRe Finance Inc.	3.450%	7/1/27	75	78
	RenaissanceRe Holdings Ltd.	3.600%	4/15/29	75	79
	Selective Insurance Group Inc.	5.375%	3/1/49	50	59
	Sompo International Holdings Ltd.	4.700%	10/15/22	100	106
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	75	93
	Travelers Cos. Inc.	6.250%	6/15/37	150	207
	Travelers Cos. Inc.	4.300%	8/25/45	150	176
	Travelers Cos. Inc.	4.000%	5/30/47	125	140
	Travelers Cos. Inc.	4.100%	3/4/49	200	232
	Trinity Acquisition plc	4.400%	3/15/26	100	108
	UnitedHealth Group Inc.	4.700%	2/15/21	75	77
	UnitedHealth Group Inc.	2.125%	3/15/21	225	225
	UnitedHealth Group Inc.	3.375%	11/15/21	100	102
	UnitedHealth Group Inc.	2.875%	12/15/21	125	127
	UnitedHealth Group Inc.	3.350%	7/15/22	180	186
	UnitedHealth Group Inc.	2.375%	10/15/22	150	152
	UnitedHealth Group Inc.	2.750%	2/15/23	175	178
	UnitedHealth Group Inc.	2.875%	3/15/23	25	26
	UnitedHealth Group Inc.	3.500%	6/15/23	100	105
	UnitedHealth Group Inc.	3.500%	2/15/24	100	105
	UnitedHealth Group Inc.	2.375%	8/15/24	300	304
	UnitedHealth Group Inc.	3.750%	7/15/25	950	1,026
	UnitedHealth Group Inc.	3.700%	12/15/25	75	81
	UnitedHealth Group Inc.	3.100%	3/15/26	225	235
	UnitedHealth Group Inc.	3.450%	1/15/27	75	80
	UnitedHealth Group Inc.	3.375%	4/15/27	350	372
	UnitedHealth Group Inc.	2.950%	10/15/27	150	155
	UnitedHealth Group Inc.	3.850%	6/15/28	400	438
	UnitedHealth Group Inc.	3.875%	12/15/28	150	165
	UnitedHealth Group Inc.	2.875%	8/15/29	100	102
	UnitedHealth Group Inc.	4.625%	7/15/35	175	212
	UnitedHealth Group Inc.	6.500%	6/15/37	50	71
	UnitedHealth Group Inc.	6.625%	11/15/37	125	178
	UnitedHealth Group Inc.	6.875%	2/15/38	245	363
	UnitedHealth Group Inc.	3.500%	8/15/39	240	251
	UnitedHealth Group Inc.	5.950%	2/15/41	60	81
	UnitedHealth Group Inc.	4.625%	11/15/41	110	130
	UnitedHealth Group Inc.	4.375%	3/15/42	50	57
	UnitedHealth Group Inc.	3.950%	10/15/42	175	191
	UnitedHealth Group Inc.	4.250%	3/15/43	125	142
	UnitedHealth Group Inc.	4.750%	7/15/45	305	372
	UnitedHealth Group Inc.	4.200%	1/15/47	210	241
	UnitedHealth Group Inc.	4.250%	4/15/47	100	115
	UnitedHealth Group Inc.	3.750%	10/15/47	350	373
	UnitedHealth Group Inc.	4.250%	6/15/48	300	348
	UnitedHealth Group Inc.	4.450%	12/15/48	150	178
	UnitedHealth Group Inc.	3.700%	8/15/49	190	202
	UnitedHealth Group Inc.	3.875%	8/15/59	240	258
	Unum Group	4.000%	3/15/24	125	132
	Unum Group	4.000%	6/15/29	80	84
	Unum Group	5.750%	8/15/42	25	28
	Unum Group	4.500%	12/15/49	100	97
	Voya Financial Inc.	3.125%	7/15/24	100	103
	Voya Financial Inc.	3.650%	6/15/26	250	263
	Voya Financial Inc.	5.700%	7/15/43	75	95
	Voya Financial Inc.	4.800%	6/15/46	40	46
	Willis North America Inc.	3.600%	5/15/24	125	130
	Willis North America Inc.	4.500%	9/15/28	100	110
	Willis North America Inc.	2.950%	9/15/29	940	933
	Willis North America Inc.	5.050%	9/15/48	50	58
	Willis North America Inc.	3.875%	9/15/49	540	538
	XLIT Ltd.	4.450%	3/31/25	50	54
	XLIT Ltd.	5.500%	3/31/45	100	126

	Other Finance (0.0%)
	ORIX Corp.	2.900%	7/18/22	50	51
	ORIX Corp.	3.250%	12/4/24	75	78
	ORIX Corp.	3.700%	7/18/27	200	211

	Real Estate Investment Trusts (0.8%)
	Alexandria Real Estate Equities Inc.	4.000%	1/15/24	175	186
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	125	131
	Alexandria Real Estate Equities Inc.	3.800%	4/15/26	50	53
	Alexandria Real Estate Equities Inc.	3.950%	1/15/27	50	53
	Alexandria Real Estate Equities Inc.	3.950%	1/15/28	50	54
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	113
	Alexandria Real Estate Equities Inc.	2.750%	12/15/29	200	197
	Alexandria Real Estate Equities Inc.	4.700%	7/1/30	125	143
	Alexandria Real Estate Equities Inc.	3.375%	8/15/31	150	156
	Alexandria Real Estate Equities Inc.	4.850%	4/15/49	50	61
	Alexandria Real Estate Equities Inc.	4.000%	2/1/50	125	137
	American Campus Communities Operating Partnership LP	3.750%	4/15/23	75	78
	American Campus Communities Operating Partnership LP	4.125%	7/1/24	100	107
	American Campus Communities Operating Partnership LP	3.300%	7/15/26	50	52
	American Campus Communities Operating Partnership LP	3.625%	11/15/27	75	78
	American Homes 4 Rent LP	4.900%	2/15/29	100	112
	AvalonBay Communities Inc.	2.850%	3/15/23	25	26

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
AvalonBay Communities Inc.	4.200%	12/15/23	400	429
AvalonBay Communities Inc.	3.450%	6/1/25	100	105
AvalonBay Communities Inc.	2.950%	5/11/26	150	154
AvalonBay Communities Inc.	2.900%	10/15/26	50	51
AvalonBay Communities Inc.	3.350%	5/15/27	75	79
AvalonBay Communities Inc.	3.200%	1/15/28	75	78
AvalonBay Communities Inc.	3.300%	6/1/29	70	74
AvalonBay Communities Inc.	4.350%	4/15/48	60	71
Boston Properties LP	4.125%	5/15/21	75	77
Boston Properties LP	3.850%	2/1/23	225	236
Boston Properties LP	3.125%	9/1/23	275	283
Boston Properties LP	3.200%	1/15/25	100	104
Boston Properties LP	3.650%	2/1/26	100	106
Boston Properties LP	2.750%	10/1/26	50	50
Boston Properties LP	2.900%	3/15/30	100	100
Brandywine Operating Partnership LP	3.950%	2/15/23	700	727
Brandywine Operating Partnership LP	3.950%	11/15/27	100	105
Brixmor Operating Partnership LP	3.875%	8/15/22	150	156
Brixmor Operating Partnership LP	3.650%	6/15/24	50	52
Brixmor Operating Partnership LP	3.850%	2/1/25	125	131
Brixmor Operating Partnership LP	4.125%	6/15/26	200	212
Brixmor Operating Partnership LP	3.900%	3/15/27	75	78
Brixmor Operating Partnership LP	4.125%	5/15/29	533	571
Camden Property Trust	4.100%	10/15/28	60	67
Camden Property Trust	3.150%	7/1/29	50	52
Camden Property Trust	3.350%	11/1/49	120	120
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	100	105
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	25	25
Corporate Office Properties LP	3.700%	6/15/21	50	51
Corporate Office Properties LP	3.600%	5/15/23	150	154
CubeSmart LP	4.375%	12/15/23	100	106
CubeSmart LP	4.000%	11/15/25	50	53
CubeSmart LP	3.125%	9/1/26	100	101
CubeSmart LP	4.375%	2/15/29	50	55
CubeSmart LP	3.000%	2/15/30	75	74
CyrusOne LP / CyrusOne Finance Corp.	2.900%	11/15/24	120	120
CyrusOne LP / CyrusOne Finance Corp.	3.450%	11/15/29	350	350
Digital Realty Trust LP	3.950%	7/1/22	75	78
Digital Realty Trust LP	3.625%	10/1/22	975	1,008
Digital Realty Trust LP	3.700%	8/15/27	200	210
Digital Realty Trust LP	4.450%	7/15/28	200	221
Digital Realty Trust LP	3.600%	7/1/29	175	183
Duke Realty LP	3.250%	6/30/26	175	180
Duke Realty LP	3.375%	12/15/27	160	167
Duke Realty LP	4.000%	9/15/28	50	54
Duke Realty LP	2.875%	11/15/29	70	70
EPR Properties	5.250%	7/15/23	125	134
EPR Properties	4.500%	4/1/25	50	53
EPR Properties	4.750%	12/15/26	100	108
EPR Properties	4.950%	4/15/28	150	163
EPR Properties	3.750%	8/15/29	100	101
ERP Operating LP	4.625%	12/15/21	129	135
ERP Operating LP	3.000%	4/15/23	125	129
ERP Operating LP	3.375%	6/1/25	125	131
ERP Operating LP	2.850%	11/1/26	50	51
ERP Operating LP	3.500%	3/1/28	100	106
ERP Operating LP	4.150%	12/1/28	70	78
ERP Operating LP	3.000%	7/1/29	75	77
ERP Operating LP	2.500%	2/15/30	150	148
ERP Operating LP	4.500%	7/1/44	150	177
ERP Operating LP	4.500%	6/1/45	25	30
ERP Operating LP	4.000%	8/1/47	100	110
Essex Portfolio LP	5.200%	3/15/21	50	51
Essex Portfolio LP	3.250%	5/1/23	25	26
Essex Portfolio LP	3.875%	5/1/24	50	53
Essex Portfolio LP	3.500%	4/1/25	100	105
Essex Portfolio LP	3.375%	4/15/26	100	104
Essex Portfolio LP	3.625%	5/1/27	100	106
Essex Portfolio LP	4.000%	3/1/29	100	109
Essex Portfolio LP	3.000%	1/15/30	110	111
Essex Portfolio LP	4.500%	3/15/48	120	137
Federal Realty Investment Trust	2.750%	6/1/23	25	25
Federal Realty Investment Trust	3.250%	7/15/27	50	52
Federal Realty Investment Trust	3.200%	6/15/29	25	26
Federal Realty Investment Trust	4.500%	12/1/44	150	172
Healthcare Realty Trust Inc.	3.625%	1/15/28	100	103
Healthcare Trust of America Holdings LP	3.700%	4/15/23	25	26
Healthcare Trust of America Holdings LP	3.500%	8/1/26	130	136
Healthcare Trust of America Holdings LP	3.750%	7/1/27	100	105
Healthcare Trust of America Holdings LP	3.100%	2/15/30	100	99
Healthpeak Properties Inc.	3.150%	8/1/22	75	76
Healthpeak Properties Inc.	4.250%	11/15/23	184	196
Healthpeak Properties Inc.	4.200%	3/1/24	125	133
Healthpeak Properties Inc.	3.400%	2/1/25	75	78
Healthpeak Properties Inc.	3.250%	7/15/26	25	26
Healthpeak Properties Inc.	3.500%	7/15/29	125	130
Healthpeak Properties Inc.	3.000%	1/15/30	150	150
Healthpeak Properties Inc.	6.750%	2/1/41	100	139
Highwoods Realty LP	3.200%	6/15/21	100	101
Highwoods Realty LP	4.125%	3/15/28	75	79
Highwoods Realty LP	4.200%	4/15/29	50	54
Host Hotels & Resorts LP	4.750%	3/1/23	50	53
Host Hotels & Resorts LP	3.750%	10/15/23	261	272
Host Hotels & Resorts LP	3.875%	4/1/24	75	79
Host Hotels & Resorts LP	4.000%	6/15/25	50	53
Host Hotels & Resorts LP	3.375%	12/15/29	100	101
Hudson Pacific Properties LP	3.950%	11/1/27	100	105
Hudson Pacific Properties LP	4.650%	4/1/29	25	27
Hudson Pacific Properties LP	3.250%	1/15/30	60	59
Kilroy Realty LP	3.800%	1/15/23	250	260
Kilroy Realty LP	3.450%	12/15/24	50	52
Kilroy Realty LP	4.750%	12/15/28	50	56
Kilroy Realty LP	4.250%	8/15/29	104	113
Kilroy Realty LP	3.050%	2/15/30	200	197
Kimco Realty Corp.	3.400%	11/1/22	150	155
Kimco Realty Corp.	3.125%	6/1/23	25	26
Kimco Realty Corp.	2.800%	10/1/26	125	125
Kimco Realty Corp.	3.800%	4/1/27	75	79
Kimco Realty Corp.	4.125%	12/1/46	50	52
Kimco Realty Corp.	4.450%	9/1/47	50	55
Kite Realty Group LP	4.000%	10/1/26	200	198
Liberty Property LP	3.375%	6/15/23	50	52
Liberty Property LP	4.400%	2/15/24	100	108
Liberty Property LP	3.750%	4/1/25	75	80
Liberty Property LP	4.375%	2/1/29	200	225
Life Storage LP	3.500%	7/1/26	125	128
Life Storage LP	3.875%	12/15/27	150	157
Life Storage LP	4.000%	6/15/29	25	27
Mid-America Apartments LP	4.300%	10/15/23	150	160
Mid-America Apartments LP	3.750%	6/15/24	50	53
Mid-America Apartments LP	3.600%	6/1/27	250	265
Mid-America Apartments LP	2.750%	3/15/30	150	149
National Retail Properties Inc.	3.800%	10/15/22	200	208
National Retail Properties Inc.	3.500%	10/15/27	350	365
National Retail Properties Inc.	4.300%	10/15/28	25	28
National Retail Properties Inc.	4.800%	10/15/48	50	60
Office Properties Income Trust	4.000%	7/15/22	100	102
Omega Healthcare Investors Inc.	4.375%	8/1/23	300	319
Omega Healthcare Investors Inc.	4.950%	4/1/24	100	109
Omega Healthcare Investors Inc.	4.500%	1/15/25	100	107
Omega Healthcare Investors Inc.	5.250%	1/15/26	100	111
Omega Healthcare Investors Inc.	4.500%	4/1/27	300	324
Omega Healthcare Investors Inc.	4.750%	1/15/28	70	76
Omega Healthcare Investors Inc.	3.625%	10/1/29	250	251
Physicians Realty LP	4.300%	3/15/27	100	106
Physicians Realty LP	3.950%	1/15/28	100	103

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Piedmont Operating Partnership LP	3.400%	6/1/23	75	77
	Prologis LP	3.875%	9/15/28	100	110
	Prologis LP	4.375%	9/15/48	75	90
	Public Storage	2.370%	9/15/22	55	56
	Public Storage	3.094%	9/15/27	100	104
	Public Storage	3.385%	5/1/29	35	37
	Realty Income Corp.	3.250%	10/15/22	175	180
	Realty Income Corp.	3.875%	7/15/24	50	53
	Realty Income Corp.	3.875%	4/15/25	100	108
	Realty Income Corp.	4.125%	10/15/26	125	137
	Realty Income Corp.	3.000%	1/15/27	100	103
	Realty Income Corp.	3.650%	1/15/28	190	204
	Realty Income Corp.	3.250%	6/15/29	200	212
	Realty Income Corp.	4.650%	3/15/47	175	211
	Regency Centers LP	3.600%	2/1/27	25	26
	Regency Centers LP	4.125%	3/15/28	75	81
	Regency Centers LP	2.950%	9/15/29	100	100
	Regency Centers LP	4.400%	2/1/47	200	225
	Regency Centers LP	4.650%	3/15/49	75	89
	Sabra Health Care LP	5.125%	8/15/26	25	27
	Sabra Health Care LP	3.900%	10/15/29	150	150
	Sabra Health Care LP / Sabra Capital Corp.	4.800%	6/1/24	55	58
	Select Income REIT	4.150%	2/1/22	100	102
	Select Income REIT	4.250%	5/15/24	100	104
	Select Income REIT	4.500%	2/1/25	50	52
	Service Properties Trust	4.650%	3/15/24	140	145
	Service Properties Trust	4.350%	10/1/24	112	115
	Service Properties Trust	5.250%	2/15/26	100	105
	Service Properties Trust	4.750%	10/1/26	80	82
	Service Properties Trust	4.950%	2/15/27	100	103
	Service Properties Trust	3.950%	1/15/28	75	73
	Service Properties Trust	4.950%	10/1/29	360	362
	Service Properties Trust	4.375%	2/15/30	75	74
	Simon Property Group LP	2.500%	7/15/21	120	121
	Simon Property Group LP	2.350%	1/30/22	150	151
	Simon Property Group LP	2.625%	6/15/22	100	101
	Simon Property Group LP	2.750%	2/1/23	25	25
	Simon Property Group LP	2.750%	6/1/23	100	102
	Simon Property Group LP	3.750%	2/1/24	150	159
	Simon Property Group LP	2.000%	9/13/24	145	143
	Simon Property Group LP	3.500%	9/1/25	100	106
	Simon Property Group LP	3.300%	1/15/26	195	204
	Simon Property Group LP	3.250%	11/30/26	75	79
	Simon Property Group LP	3.375%	6/15/27	160	169
	Simon Property Group LP	3.375%	12/1/27	100	106
	Simon Property Group LP	2.450%	9/13/29	145	142
	Simon Property Group LP	6.750%	2/1/40	125	183
	Simon Property Group LP	4.750%	3/15/42	100	120
	Simon Property Group LP	4.250%	11/30/46	100	114
	Simon Property Group LP	3.250%	9/13/49	250	241
	SITE Centers Corp.	4.625%	7/15/22	63	66
	SITE Centers Corp.	3.900%	8/15/24	100	103
	SITE Centers Corp.	3.625%	2/1/25	200	206
	SITE Centers Corp.	4.250%	2/1/26	70	74
	SITE Centers Corp.	4.700%	6/1/27	75	81
	SL Green Operating Partnership LP	3.250%	10/15/22	100	102
	Spirit Realty LP	3.200%	1/15/27	80	80
	Spirit Realty LP	4.000%	7/15/29	60	63
	Spirit Realty LP	3.400%	1/15/30	80	80
	STORE Capital Corp.	4.500%	3/15/28	75	82
	STORE Capital Corp.	4.625%	3/15/29	100	110
	Tanger Properties LP	3.125%	9/1/26	175	174
	Tanger Properties LP	3.875%	7/15/27	50	51
	UDR Inc.	2.950%	9/1/26	150	152
	UDR Inc.	3.500%	7/1/27	150	157
	UDR Inc.	3.500%	1/15/28	250	262
	UDR Inc.	3.200%	1/15/30	60	61
	UDR Inc.	3.000%	8/15/31	65	65
	UDR Inc.	3.100%	11/1/34	65	65
	Ventas Realty LP	3.125%	6/15/23	175	179
	Ventas Realty LP	3.500%	4/15/24	75	78
	Ventas Realty LP	3.750%	5/1/24	200	210
	Ventas Realty LP	2.650%	1/15/25	75	76
	Ventas Realty LP	4.125%	1/15/26	75	80
	Ventas Realty LP	3.250%	10/15/26	75	77
	Ventas Realty LP	3.850%	4/1/27	50	53
	Ventas Realty LP	4.000%	3/1/28	125	134
	Ventas Realty LP	3.000%	1/15/30	100	99
	Ventas Realty LP	5.700%	9/30/43	75	94
	Ventas Realty LP	4.375%	2/1/45	60	64
	Ventas Realty LP	4.875%	4/15/49	50	59
	Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	200	205
	VEREIT Operating Partnership LP	4.600%	2/6/24	75	81
	VEREIT Operating Partnership LP	4.625%	11/1/25	75	82
	VEREIT Operating Partnership LP	3.950%	8/15/27	450	472
	VEREIT Operating Partnership LP	3.100%	12/15/29	150	147
	Vornado Realty LP	3.500%	1/15/25	100	104
	Washington REIT	3.950%	10/15/22	75	77
	Weingarten Realty Investors	3.375%	10/15/22	50	51
	Weingarten Realty Investors	3.500%	4/15/23	100	103
	Welltower Inc.	3.750%	3/15/23	75	78
	Welltower Inc.	3.950%	9/1/23	100	105
	Welltower Inc.	3.625%	3/15/24	75	78
	Welltower Inc.	4.000%	6/1/25	200	215
	Welltower Inc.	4.250%	4/1/26	150	163
	Welltower Inc.	2.700%	2/15/27	300	301
	Welltower Inc.	4.250%	4/15/28	125	137
	Welltower Inc.	4.125%	3/15/29	250	272
	Welltower Inc.	3.100%	1/15/30	75	76
	Welltower Inc.	6.500%	3/15/41	25	33
	Welltower Inc.	4.950%	9/1/48	75	90
	WP Carey Inc.	4.600%	4/1/24	125	134
	WP Carey Inc.	4.000%	2/1/25	50	52
	WP Carey Inc.	4.250%	10/1/26	75	80
	WP Carey Inc.	3.850%	7/15/29	50	53
					357,492
Industrial (16.2%)
	Basic Industry (0.8%)
	Air Products & Chemicals Inc.	3.000%	11/3/21	75	77
	Air Products & Chemicals Inc.	2.750%	2/3/23	50	51
	Air Products & Chemicals Inc.	3.350%	7/31/24	675	710
	Airgas Inc.	3.650%	7/15/24	825	875
	Albemarle Corp.	4.150%	12/1/24	132	141
	Albemarle Corp.	5.450%	12/1/44	75	85
[6]	Albemarle Wodgina Pty Ltd.	3.450%	11/15/29	40	40
	ArcelorMittal	3.600%	7/16/24	150	154
	ArcelorMittal	6.125%	6/1/25	200	230
	ArcelorMittal	4.550%	3/11/26	500	530
	ArcelorMittal	4.250%	7/16/29	50	52
	Barrick Gold Corp.	6.450%	10/15/35	75	96
	Barrick North America Finance LLC	5.700%	5/30/41	450	541
	Barrick North America Finance LLC	5.750%	5/1/43	150	192
	Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	50	63
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	176	179
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	50	53
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	170
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	733
	Cabot Corp.	4.000%	7/1/29	55	58
	Celanese US Holdings LLC	3.500%	5/8/24	100	103
	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	300	303
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	200	207
	Dow Chemical Co.	3.000%	11/15/22	225	230
	Dow Chemical Co.	3.150%	5/15/24	100	103
	Dow Chemical Co.	3.500%	10/1/24	275	288
	Dow Chemical Co.	4.550%	11/30/25	150	165
	Dow Chemical Co.	3.625%	5/15/26	100	105
	Dow Chemical Co.	4.800%	11/30/28	225	255
	Dow Chemical Co.	7.375%	11/1/29	25	33
	Dow Chemical Co.	4.250%	10/1/34	50	55
	Dow Chemical Co.	9.400%	5/15/39	350	574
	Dow Chemical Co.	5.250%	11/15/41	100	116

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Dow Chemical Co.	5.550%	11/30/48	300	374
Dow Chemical Co.	4.800%	5/15/49	100	115
DuPont de Nemours Inc.	4.205%	11/15/23	475	508
DuPont de Nemours Inc.	4.493%	11/15/25	350	385
DuPont de Nemours Inc.	4.725%	11/15/28	425	482
DuPont de Nemours Inc.	5.319%	11/15/38	300	356
DuPont de Nemours Inc.	5.419%	11/15/48	475	585
Eastman Chemical Co.	3.600%	8/15/22	49	51
Eastman Chemical Co.	4.800%	9/1/42	225	245
Eastman Chemical Co.	4.650%	10/15/44	150	163
Ecolab Inc.	4.350%	12/8/21	163	171
Ecolab Inc.	2.375%	8/10/22	470	474
Ecolab Inc.	2.700%	11/1/26	200	205
Ecolab Inc.	3.250%	12/1/27	100	105
Fibria Overseas Finance Ltd.	5.250%	5/12/24	300	325
Fibria Overseas Finance Ltd.	4.000%	1/14/25	150	155
FMC Corp.	3.950%	2/1/22	50	52
FMC Corp.	4.100%	2/1/24	250	263
FMC Corp.	3.200%	10/1/26	50	51
FMC Corp.	3.450%	10/1/29	50	52
FMC Corp.	4.500%	10/1/49	100	110
Georgia-Pacific LLC	8.000%	1/15/24	250	303
Georgia-Pacific LLC	7.375%	12/1/25	100	126
Georgia-Pacific LLC	8.875%	5/15/31	250	388
Huntsman International LLC	4.500%	5/1/29	75	80
International Flavors & Fragrances Inc.	3.200%	5/1/23	25	25
International Flavors & Fragrances Inc.	4.450%	9/26/28	50	55
International Flavors & Fragrances Inc.	4.375%	6/1/47	90	92
International Flavors & Fragrances Inc.	5.000%	9/26/48	100	112
International Paper Co.	7.500%	8/15/21	306	332
International Paper Co.	3.650%	6/15/24	100	105
International Paper Co.	3.800%	1/15/26	75	80
International Paper Co.	3.000%	2/15/27	200	205
International Paper Co.	5.000%	9/15/35	100	117
International Paper Co.	7.300%	11/15/39	100	138
International Paper Co.	4.800%	6/15/44	200	219
International Paper Co.	5.150%	5/15/46	200	230
International Paper Co.	4.400%	8/15/47	200	212
International Paper Co.	4.350%	8/15/48	200	212
Kinross Gold Corp.	5.125%	9/1/21	50	52
Kinross Gold Corp.	5.950%	3/15/24	75	83
Kinross Gold Corp.	4.500%	7/15/27	25	26
LYB International Finance BV	5.250%	7/15/43	200	235
LYB International Finance II BV	3.500%	3/2/27	100	105
LYB International Finance III LLC	4.200%	10/15/49	135	140
LyondellBasell Industries NV	6.000%	11/15/21	175	186
LyondellBasell Industries NV	5.750%	4/15/24	175	197
LyondellBasell Industries NV	4.625%	2/26/55	425	448
Meadwestvaco Corp.	7.950%	2/15/31	350	472
Methanex Corp.	4.250%	12/1/24	154	158
Mosaic Co.	3.750%	11/15/21	115	118
Mosaic Co.	3.250%	11/15/22	225	231
Mosaic Co.	4.250%	11/15/23	175	187
Mosaic Co.	4.050%	11/15/27	200	207
Mosaic Co.	5.450%	11/15/33	100	114
Mosaic Co.	4.875%	11/15/41	50	52
Mosaic Co.	5.625%	11/15/43	50	59
Newmont Corp.	3.700%	3/15/23	275	288
Newmont Corp.	2.800%	10/1/29	150	148
Newmont Corp.	5.875%	4/1/35	100	128
Newmont Corp.	6.250%	10/1/39	225	297
Newmont Corp.	4.875%	3/15/42	250	291
Newmont Corp.	5.450%	6/9/44	100	124
Nucor Corp.	4.125%	9/15/22	100	105
Nucor Corp.	3.950%	5/1/28	100	108
Nucor Corp.	6.400%	12/1/37	100	135
Nucor Corp.	5.200%	8/1/43	200	248
Nucor Corp.	4.400%	5/1/48	150	170
Nutrien Ltd.	3.500%	6/1/23	299	308
Nutrien Ltd.	3.375%	3/15/25	250	259
Nutrien Ltd.	3.000%	4/1/25	250	254
Nutrien Ltd.	4.000%	12/15/26	50	53
Nutrien Ltd.	4.200%	4/1/29	75	82
Nutrien Ltd.	4.125%	3/15/35	250	261
Nutrien Ltd.	5.625%	12/1/40	275	322
Nutrien Ltd.	6.125%	1/15/41	25	31
Nutrien Ltd.	4.900%	6/1/43	50	56
Nutrien Ltd.	5.250%	1/15/45	200	236
Nutrien Ltd.	5.000%	4/1/49	100	118
Packaging Corp. of America	4.500%	11/1/23	350	377
Packaging Corp. of America	3.400%	12/15/27	100	104
Packaging Corp. of America	3.000%	12/15/29	40	40
Packaging Corp. of America	4.050%	12/15/49	90	93
PPG Industries Inc.	2.400%	8/15/24	200	201
Praxair Inc.	3.000%	9/1/21	75	76
Praxair Inc.	2.450%	2/15/22	450	455
Praxair Inc.	2.200%	8/15/22	200	201
Praxair Inc.	3.550%	11/7/42	50	52
Rayonier Inc.	3.750%	4/1/22	50	51
Reliance Steel & Aluminum Co.	4.500%	4/15/23	100	105
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	305
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	220	236
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	100
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	163
Rio Tinto Finance USA plc	4.750%	3/22/42	150	183
Rio Tinto Finance USA plc	4.125%	8/21/42	250	286
Rohm & Haas Co.	7.850%	7/15/29	250	332
RPM International Inc.	3.450%	11/15/22	100	103
RPM International Inc.	3.750%	3/15/27	50	51
RPM International Inc.	4.550%	3/1/29	75	81
RPM International Inc.	4.250%	1/15/48	250	242
Sasol Financing International Ltd.	4.500%	11/14/22	200	207
SASOL Financing USA LLC	5.875%	3/27/24	200	217
SASOL Financing USA LLC	6.500%	9/27/28	200	223
Sherwin-Williams Co.	2.750%	6/1/22	109	111
Sherwin-Williams Co.	3.125%	6/1/24	325	336
Sherwin-Williams Co.	3.450%	8/1/25	225	236
Sherwin-Williams Co.	3.950%	1/15/26	200	214
Sherwin-Williams Co.	3.450%	6/1/27	100	105
Sherwin-Williams Co.	2.950%	8/15/29	200	202
Sherwin-Williams Co.	4.000%	12/15/42	100	103
Sherwin-Williams Co.	4.550%	8/1/45	90	99
Sherwin-Williams Co.	4.500%	6/1/47	250	284
Sherwin-Williams Co.	3.800%	8/15/49	100	102
Southern Copper Corp.	3.500%	11/8/22	400	413
Southern Copper Corp.	3.875%	4/23/25	50	52
Southern Copper Corp.	7.500%	7/27/35	100	138
Southern Copper Corp.	6.750%	4/16/40	325	432
Southern Copper Corp.	5.875%	4/23/45	500	621
Steel Dynamics Inc.	2.800%	12/15/24	50	50
Steel Dynamics Inc.	4.125%	9/15/25	70	72
Steel Dynamics Inc.	3.450%	4/15/30	125	126
Suzano Austria GmbH	6.000%	1/15/29	400	452
Suzano Austria GmbH	5.000%	1/15/30	200	210
Teck Resources Ltd.	6.125%	10/1/35	100	116
Teck Resources Ltd.	6.000%	8/15/40	50	56
Teck Resources Ltd.	6.250%	7/15/41	325	371
Vale Overseas Ltd.	6.250%	8/10/26	300	352
Vale Overseas Ltd.	8.250%	1/17/34	50	70
Vale Overseas Ltd.	6.875%	11/21/36	410	532
Vale Overseas Ltd.	6.875%	11/10/39	450	584
Vale SA	5.625%	9/11/42	75	88
Westlake Chemical Corp.	3.600%	8/15/26	300	310
Westlake Chemical Corp.	5.000%	8/15/46	200	212
WestRock RKT Co.	4.900%	3/1/22	100	105
Weyerhaeuser Co.	4.700%	3/15/21	75	77
Weyerhaeuser Co.	8.500%	1/15/25	50	63
Weyerhaeuser Co.	4.000%	11/15/29	150	163
Weyerhaeuser Co.	7.375%	3/15/32	100	139
Weyerhaeuser Co.	6.875%	12/15/33	50	66
WRKCo Inc.	3.000%	9/15/24	250	255
WRKCo Inc.	4.650%	3/15/26	100	111

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	WRKCo Inc.	3.375%	9/15/27	250	256
	WRKCo Inc.	4.900%	3/15/29	150	171

	Capital Goods (1.4%)
	3M Co.	1.625%	9/19/21	150	150
	3M Co.	2.750%	3/1/22	100	102
	3M Co.	1.750%	2/14/23	200	199
	3M Co.	2.250%	3/15/23	175	176
	3M Co.	3.250%	2/14/24	100	105
	3M Co.	2.000%	2/14/25	150	149
	3M Co.	3.000%	8/7/25	100	104
	3M Co.	2.250%	9/19/26	150	150
	3M Co.	2.875%	10/15/27	125	130
	3M Co.	3.375%	3/1/29	150	159
	3M Co.	2.375%	8/26/29	250	245
	3M Co.	3.125%	9/19/46	75	72
	3M Co.	3.625%	10/15/47	100	103
	3M Co.	4.000%	9/14/48	250	274
	3M Co.	3.250%	8/26/49	375	365
	ABB Finance USA Inc.	3.375%	4/3/23	100	104
	ABB Finance USA Inc.	3.800%	4/3/28	150	164
	ABB Finance USA Inc.	4.375%	5/8/42	150	180
	Allegion plc	3.500%	10/1/29	75	76
	Allegion US Holding Co. Inc.	3.550%	10/1/27	175	180
[6]	Bemis Co. Inc.	3.100%	9/15/26	50	49
	Boeing Co.	2.300%	8/1/21	50	50
	Boeing Co.	2.125%	3/1/22	50	50
	Boeing Co.	2.700%	5/1/22	75	76
	Boeing Co.	2.800%	3/1/23	600	611
	Boeing Co.	1.875%	6/15/23	100	99
	Boeing Co.	2.800%	3/1/24	75	77
	Boeing Co.	2.850%	10/30/24	100	102
	Boeing Co.	2.500%	3/1/25	145	145
	Boeing Co.	3.100%	5/1/26	100	103
	Boeing Co.	2.250%	6/15/26	50	49
	Boeing Co.	2.700%	2/1/27	195	197
	Boeing Co.	2.800%	3/1/27	50	51
	Boeing Co.	3.250%	3/1/28	100	104
	Boeing Co.	3.450%	11/1/28	60	63
	Boeing Co.	3.200%	3/1/29	200	208
	Boeing Co.	2.950%	2/1/30	190	194
	Boeing Co.	6.125%	2/15/33	75	98
	Boeing Co.	3.600%	5/1/34	150	160
	Boeing Co.	3.250%	2/1/35	190	194
	Boeing Co.	6.625%	2/15/38	50	70
	Boeing Co.	3.550%	3/1/38	50	52
	Boeing Co.	3.500%	3/1/39	75	77
	Boeing Co.	6.875%	3/15/39	125	183
	Boeing Co.	5.875%	2/15/40	75	99
	Boeing Co.	3.375%	6/15/46	75	73
	Boeing Co.	3.650%	3/1/47	175	177
	Boeing Co.	3.625%	3/1/48	75	77
	Boeing Co.	3.850%	11/1/48	60	63
	Boeing Co.	3.900%	5/1/49	150	161
	Boeing Co.	3.750%	2/1/50	50	53
	Boeing Co.	3.825%	3/1/59	200	208
	Boeing Co.	3.950%	8/1/59	75	80
	Carlisle Cos. Inc.	3.750%	11/15/22	75	77
	Carlisle Cos. Inc.	3.500%	12/1/24	50	52
	Carlisle Cos. Inc.	3.750%	12/1/27	125	131
	Caterpillar Financial Services Corp.	2.900%	3/15/21	100	101
	Caterpillar Financial Services Corp.	2.650%	5/17/21	100	101
	Caterpillar Financial Services Corp.	1.700%	8/9/21	100	100
	Caterpillar Financial Services Corp.	2.750%	8/20/21	100	101
	Caterpillar Financial Services Corp.	3.150%	9/7/21	200	204
	Caterpillar Financial Services Corp.	1.931%	10/1/21	75	75
	Caterpillar Financial Services Corp.	2.950%	2/26/22	200	204
	Caterpillar Financial Services Corp.	2.400%	6/6/22	150	152
	Caterpillar Financial Services Corp.	2.550%	11/29/22	200	204
	Caterpillar Financial Services Corp.	3.450%	5/15/23	200	209
	Caterpillar Financial Services Corp.	3.650%	12/7/23	70	74
	Caterpillar Financial Services Corp.	2.850%	5/17/24	125	129
	Caterpillar Financial Services Corp.	3.300%	6/9/24	250	263
	Caterpillar Financial Services Corp.	2.150%	11/8/24	100	100
	Caterpillar Financial Services Corp.	3.250%	12/1/24	477	503
	Caterpillar Financial Services Corp.	2.400%	8/9/26	100	101
	Caterpillar Inc.	3.900%	5/27/21	125	128
	Caterpillar Inc.	2.600%	6/26/22	50	51
	Caterpillar Inc.	3.400%	5/15/24	250	264
	Caterpillar Inc.	2.600%	9/19/29	200	201
	Caterpillar Inc.	6.050%	8/15/36	100	136
	Caterpillar Inc.	5.200%	5/27/41	150	194
	Caterpillar Inc.	3.803%	8/15/42	243	272
	Caterpillar Inc.	3.250%	9/19/49	200	200
	Caterpillar Inc.	4.750%	5/15/64	100	125
	CNH Industrial Capital LLC	4.200%	1/15/24	1,050	1,111
	CNH Industrial NV	3.850%	11/15/27	150	156
	Crane Co.	4.450%	12/15/23	50	53
	Crane Co.	4.200%	3/15/48	150	150
	CRH America Inc.	5.750%	1/15/21	75	78
	Deere & Co.	2.600%	6/8/22	125	127
	Deere & Co.	5.375%	10/16/29	125	155
	Deere & Co.	7.125%	3/3/31	100	141
	Deere & Co.	3.900%	6/9/42	75	84
	Dover Corp.	3.150%	11/15/25	200	207
	Dover Corp.	2.950%	11/4/29	75	75
	Dover Corp.	6.600%	3/15/38	75	100
	Eaton Corp.	2.750%	11/2/22	300	306
	Eaton Corp.	3.103%	9/15/27	125	130
	Eaton Corp.	4.000%	11/2/32	150	170
	Eaton Corp.	4.150%	11/2/42	150	166
	Eaton Corp.	3.915%	9/15/47	50	53
	Embraer Netherlands Finance BV	5.050%	6/15/25	200	220
	Embraer Netherlands Finance BV	5.400%	2/1/27	100	112
[6]	Embraer Overseas Ltd.	5.696%	9/16/23	100	110
	Embraer SA	5.150%	6/15/22	275	290
	Emerson Electric Co.	2.625%	12/1/21	150	152
	Emerson Electric Co.	3.150%	6/1/25	200	209
	Flowserve Corp.	3.500%	9/15/22	250	253
	Flowserve Corp.	4.000%	11/15/23	50	51
	Fortive Corp.	2.350%	6/15/21	100	100
	Fortive Corp.	3.150%	6/15/26	150	153
	Fortive Corp.	4.300%	6/15/46	100	103
	Fortune Brands Home & Security Inc.	4.000%	9/21/23	100	106
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	100	107
	General Dynamics Corp.	3.000%	5/11/21	300	305
	General Dynamics Corp.	3.375%	5/15/23	200	209
	General Dynamics Corp.	1.875%	8/15/23	300	300
	General Dynamics Corp.	2.375%	11/15/24	320	325
	General Dynamics Corp.	3.500%	5/15/25	200	214
	General Dynamics Corp.	2.625%	11/15/27	200	205
	General Dynamics Corp.	3.750%	5/15/28	200	220
	General Dynamics Corp.	3.600%	11/15/42	100	113
	General Electric Co.	4.625%	1/7/21	201	206
	General Electric Co.	5.300%	2/11/21	172	177
	General Electric Co.	4.650%	10/17/21	347	361
	General Electric Co.	3.150%	9/7/22	91	93
	General Electric Co.	2.700%	10/9/22	850	861
	General Electric Co.	3.100%	1/9/23	574	586
	General Electric Co.	3.450%	5/15/24	100	104
	General Electric Co.	6.750%	3/15/32	705	903
	General Electric Co.	6.150%	8/7/37	161	199
	General Electric Co.	5.875%	1/14/38	560	675
	General Electric Co.	6.875%	1/10/39	338	450
	General Electric Co.	4.125%	10/9/42	203	210
	General Electric Co.	4.500%	3/11/44	188	205
	Hexcel Corp.	4.700%	8/15/25	100	108
	Honeywell International Inc.	4.250%	3/1/21	200	206
	Honeywell International Inc.	1.850%	11/1/21	300	301
	Honeywell International Inc.	2.150%	8/8/22	100	101
	Honeywell International Inc.	2.300%	8/15/24	425	431
	Honeywell International Inc.	2.500%	11/1/26	50	51

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Honeywell International Inc.	2.700%	8/15/29	100	103
	Honeywell International Inc.	5.700%	3/15/37	200	271
	Honeywell International Inc.	5.375%	3/1/41	150	202
	Hubbell Inc.	3.350%	3/1/26	75	77
	Hubbell Inc.	3.150%	8/15/27	50	50
	Hubbell Inc.	3.500%	2/15/28	175	181
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	150	156
	Illinois Tool Works Inc.	3.375%	9/15/21	100	102
	Illinois Tool Works Inc.	3.500%	3/1/24	200	212
	Illinois Tool Works Inc.	2.650%	11/15/26	300	308
	Illinois Tool Works Inc.	4.875%	9/15/41	75	94
	Illinois Tool Works Inc.	3.900%	9/1/42	250	288
	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	125	134
	Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	125	157
	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	375	393
	Ingersoll-Rand Luxembourg Finance SA	3.500%	3/21/26	75	78
	Ingersoll-Rand Luxembourg Finance SA	3.800%	3/21/29	225	241
	Ingersoll-Rand Luxembourg Finance SA	4.500%	3/21/49	75	84
	John Deere Capital Corp.	2.550%	1/8/21	150	151
	John Deere Capital Corp.	2.800%	3/4/21	100	101
	John Deere Capital Corp.	2.875%	3/12/21	100	101
	John Deere Capital Corp.	3.900%	7/12/21	100	103
	John Deere Capital Corp.	3.125%	9/10/21	100	102
	John Deere Capital Corp.	3.150%	10/15/21	25	26
	John Deere Capital Corp.	2.650%	1/6/22	300	305
	John Deere Capital Corp.	1.950%	6/13/22	375	375
	John Deere Capital Corp.	2.150%	9/8/22	400	403
	John Deere Capital Corp.	2.700%	1/6/23	100	102
	John Deere Capital Corp.	2.800%	1/27/23	50	51
	John Deere Capital Corp.	2.800%	3/6/23	100	103
	John Deere Capital Corp.	3.450%	6/7/23	200	209
	John Deere Capital Corp.	3.650%	10/12/23	50	53
	John Deere Capital Corp.	2.600%	3/7/24	75	77
	John Deere Capital Corp.	2.650%	6/24/24	75	77
	John Deere Capital Corp.	3.450%	3/13/25	300	318
	John Deere Capital Corp.	3.400%	9/11/25	75	79
	John Deere Capital Corp.	2.650%	6/10/26	100	102
	John Deere Capital Corp.	2.250%	9/14/26	125	125
	John Deere Capital Corp.	2.800%	9/8/27	150	154
	John Deere Capital Corp.	3.050%	1/6/28	100	104
	John Deere Capital Corp.	3.450%	3/7/29	50	54
	John Deere Capital Corp.	2.800%	7/18/29	150	154
	Johnson Controls International plc	3.625%	7/2/24	126	131
	Johnson Controls International plc	3.900%	2/14/26	37	39
	Johnson Controls International plc	6.000%	1/15/36	39	48
	Johnson Controls International plc	4.625%	7/2/44	175	191
	Johnson Controls International plc	5.125%	9/14/45	14	16
	Johnson Controls International plc	4.500%	2/15/47	100	108
	Johnson Controls International plc	4.950%	7/2/64	72	75
	Kennametal Inc.	3.875%	2/15/22	50	51
	Kennametal Inc.	4.625%	6/15/28	120	128
[6]	L3Harris Technologies Inc.	4.950%	2/15/21	75	77
[6]	L3Harris Technologies Inc.	3.850%	6/15/23	600	631
[6]	L3Harris Technologies Inc.	3.950%	5/28/24	103	109
	L3Harris Technologies Inc.	3.832%	4/27/25	200	213
[6]	L3Harris Technologies Inc.	3.850%	12/15/26	50	54
[6]	L3Harris Technologies Inc.	4.400%	6/15/28	175	195
	L3Harris Technologies Inc.	4.854%	4/27/35	100	118
	L3Harris Technologies Inc.	6.150%	12/15/40	100	136
	L3Harris Technologies Inc.	5.054%	4/27/45	100	124
	Leggett & Platt Inc.	3.800%	11/15/24	100	105
	Leggett & Platt Inc.	3.500%	11/15/27	300	308
	Leggett & Platt Inc.	4.400%	3/15/29	75	82
	Legrand France SA	8.500%	2/15/25	50	64
	Lennox International Inc.	3.000%	11/15/23	100	102
	Lockheed Martin Corp.	3.350%	9/15/21	725	743
	Lockheed Martin Corp.	3.100%	1/15/23	100	103
	Lockheed Martin Corp.	3.550%	1/15/26	380	407
	Lockheed Martin Corp.	3.600%	3/1/35	150	164
	Lockheed Martin Corp.	4.500%	5/15/36	100	118
	Lockheed Martin Corp.	6.150%	9/1/36	375	509
	Lockheed Martin Corp.	4.070%	12/15/42	270	309
	Lockheed Martin Corp.	3.800%	3/1/45	100	110
	Lockheed Martin Corp.	4.700%	5/15/46	275	347
	Lockheed Martin Corp.	4.090%	9/15/52	156	182
	Martin Marietta Materials Inc.	4.250%	7/2/24	100	107
	Martin Marietta Materials Inc.	3.450%	6/1/27	50	52
	Martin Marietta Materials Inc.	3.500%	12/15/27	100	104
	Martin Marietta Materials Inc.	4.250%	12/15/47	175	183
	Masco Corp.	3.500%	4/1/21	70	71
	Masco Corp.	4.450%	4/1/25	50	54
	Masco Corp.	4.375%	4/1/26	100	108
	Masco Corp.	3.500%	11/15/27	100	103
	Masco Corp.	7.750%	8/1/29	24	31
	Masco Corp.	4.500%	5/15/47	100	102
	Mohawk Industries Inc.	3.850%	2/1/23	100	104
	Northrop Grumman Corp.	3.500%	3/15/21	200	204
	Northrop Grumman Corp.	2.550%	10/15/22	200	203
	Northrop Grumman Corp.	3.250%	8/1/23	150	156
	Northrop Grumman Corp.	2.930%	1/15/25	275	283
	Northrop Grumman Corp.	3.200%	2/1/27	150	156
	Northrop Grumman Corp.	3.250%	1/15/28	100	104
	Northrop Grumman Corp.	5.050%	11/15/40	50	61
	Northrop Grumman Corp.	4.750%	6/1/43	275	328
	Northrop Grumman Corp.	4.030%	10/15/47	145	161
	Nvent Finance Sarl	3.950%	4/15/23	200	203
	Nvent Finance Sarl	4.550%	4/15/28	100	104
	Oshkosh Corp.	4.600%	5/15/28	185	198
	Owens Corning	3.400%	8/15/26	200	203
	Owens Corning	3.950%	8/15/29	100	104
	Owens Corning	4.300%	7/15/47	200	190
	Owens Corning	4.400%	1/30/48	75	72
	Parker-Hannifin Corp.	3.500%	9/15/22	175	181
	Parker-Hannifin Corp.	2.700%	6/14/24	110	111
	Parker-Hannifin Corp.	3.300%	11/21/24	290	303
	Parker-Hannifin Corp.	3.250%	3/1/27	125	130
	Parker-Hannifin Corp.	3.250%	6/14/29	75	78
	Parker-Hannifin Corp.	6.250%	5/15/38	150	199
	Parker-Hannifin Corp.	4.450%	11/21/44	200	222
	Parker-Hannifin Corp.	4.100%	3/1/47	75	81
	Parker-Hannifin Corp.	4.000%	6/14/49	110	119
	Precision Castparts Corp.	2.500%	1/15/23	200	203
	Precision Castparts Corp.	3.250%	6/15/25	175	184
	Precision Castparts Corp.	3.900%	1/15/43	75	81
	Precision Castparts Corp.	4.375%	6/15/45	300	347
	Raytheon Co.	2.500%	12/15/22	275	280
	Raytheon Co.	7.200%	8/15/27	25	33
	Raytheon Co.	4.700%	12/15/41	50	62
	Republic Services Inc.	5.250%	11/15/21	175	186
	Republic Services Inc.	3.550%	6/1/22	50	52
	Republic Services Inc.	2.500%	8/15/24	200	203
	Republic Services Inc.	3.200%	3/15/25	250	260
	Republic Services Inc.	6.200%	3/1/40	50	68
	Republic Services Inc.	5.700%	5/15/41	100	130
	Rockwell Automation Inc.	3.500%	3/1/29	100	107
	Rockwell Automation Inc.	4.200%	3/1/49	100	116
	Rockwell Collins Inc.	3.100%	11/15/21	50	51
	Rockwell Collins Inc.	2.800%	3/15/22	170	173
	Rockwell Collins Inc.	3.200%	3/15/24	175	182
	Rockwell Collins Inc.	3.500%	3/15/27	300	319
	Rockwell Collins Inc.	4.800%	12/15/43	65	79
	Rockwell Collins Inc.	4.350%	4/15/47	250	292
	Roper Technologies Inc.	3.000%	12/15/20	125	126
	Roper Technologies Inc.	2.800%	12/15/21	200	203
	Roper Technologies Inc.	2.350%	9/15/24	125	126
	Roper Technologies Inc.	3.850%	12/15/25	100	107
	Roper Technologies Inc.	3.800%	12/15/26	145	156
	Roper Technologies Inc.	4.200%	9/15/28	175	191
	Roper Technologies Inc.	2.950%	9/15/29	125	126
	Snap-on Inc.	6.125%	9/1/21	75	80
	Snap-on Inc.	3.250%	3/1/27	50	52
	Snap-on Inc.	4.100%	3/1/48	75	84

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sonoco Products Co.	5.750%	11/1/40	120	147
Spirit AeroSystems Inc.	3.950%	6/15/23	75	77
Spirit AeroSystems Inc.	3.850%	6/15/26	65	67
Spirit AeroSystems Inc.	4.600%	6/15/28	150	158
Stanley Black & Decker Inc.	3.400%	12/1/21	150	153
Stanley Black & Decker Inc.	3.400%	3/1/26	100	105
Stanley Black & Decker Inc.	5.200%	9/1/40	75	93
Stanley Black & Decker Inc.	4.850%	11/15/48	100	124
Textron Inc.	3.875%	3/1/25	65	69
Textron Inc.	4.000%	3/15/26	200	214
Textron Inc.	3.650%	3/15/27	250	261
Textron Inc.	3.375%	3/1/28	50	51
Textron Inc.	3.900%	9/17/29	225	240
Timken Co.	3.875%	9/1/24	100	104
Timken Co.	4.500%	12/15/28	25	27
United Technologies Corp.	3.350%	8/16/21	200	205
United Technologies Corp.	1.950%	11/1/21	100	100
United Technologies Corp.	3.100%	6/1/22	460	472
United Technologies Corp.	3.650%	8/16/23	425	448
United Technologies Corp.	2.800%	5/4/24	250	257
United Technologies Corp.	3.950%	8/16/25	250	272
United Technologies Corp.	2.650%	11/1/26	100	102
United Technologies Corp.	6.700%	8/1/28	75	97
United Technologies Corp.	4.125%	11/16/28	750	843
United Technologies Corp.	7.500%	9/15/29	125	176
United Technologies Corp.	5.400%	5/1/35	150	192
United Technologies Corp.	6.050%	6/1/36	100	135
United Technologies Corp.	6.125%	7/15/38	100	138
United Technologies Corp.	4.450%	11/16/38	175	205
United Technologies Corp.	5.700%	4/15/40	100	134
United Technologies Corp.	4.500%	6/1/42	675	808
United Technologies Corp.	4.150%	5/15/45	200	229
United Technologies Corp.	3.750%	11/1/46	200	218
United Technologies Corp.	4.050%	5/4/47	250	284
United Technologies Corp.	4.625%	11/16/48	400	498
Valmont Industries Inc.	5.000%	10/1/44	150	153
Valmont Industries Inc.	5.250%	10/1/54	75	76
Vulcan Materials Co.	4.500%	4/1/25	200	216
Vulcan Materials Co.	4.500%	6/15/47	125	137
Wabtec Corp.	4.400%	3/15/24	275	291
Wabtec Corp.	3.450%	11/15/26	150	151
Wabtec Corp.	4.950%	9/15/28	175	192
Waste Connections Inc.	3.500%	5/1/29	200	211
Waste Management Inc.	4.600%	3/1/21	50	51
Waste Management Inc.	2.900%	9/15/22	100	102
Waste Management Inc.	2.400%	5/15/23	225	227
Waste Management Inc.	3.500%	5/15/24	200	210
Waste Management Inc.	2.950%	6/15/24	150	155
Waste Management Inc.	3.125%	3/1/25	150	157
Waste Management Inc.	3.200%	6/15/26	145	152
Waste Management Inc.	3.150%	11/15/27	125	131
Waste Management Inc.	3.450%	6/15/29	200	214
Waste Management Inc.	3.900%	3/1/35	250	277
Waste Management Inc.	4.000%	7/15/39	100	112
Waste Management Inc.	4.100%	3/1/45	150	168
Waste Management Inc.	4.150%	7/15/49	100	114
WW Grainger Inc.	4.600%	6/15/45	200	237
WW Grainger Inc.	3.750%	5/15/46	75	77
WW Grainger Inc.	4.200%	5/15/47	50	56
Xylem Inc.	3.250%	11/1/26	100	104
Xylem Inc.	4.375%	11/1/46	100	109

Communication (2.4%)
Activision Blizzard Inc.	2.300%	9/15/21	125	126
Activision Blizzard Inc.	2.600%	6/15/22	75	76
Activision Blizzard Inc.	3.400%	9/15/26	160	168
Activision Blizzard Inc.	4.500%	6/15/47	75	85
America Movil SAB de CV	3.125%	7/16/22	300	306
America Movil SAB de CV	3.625%	4/22/29	200	212
America Movil SAB de CV	6.375%	3/1/35	300	403
America Movil SAB de CV	6.125%	11/15/37	150	196
America Movil SAB de CV	6.125%	3/30/40	200	268
America Movil SAB de CV	4.375%	7/16/42	250	278
America Movil SAB de CV	4.375%	4/22/49	200	229
American Tower Corp.	3.300%	2/15/21	125	127
American Tower Corp.	3.450%	9/15/21	475	486
American Tower Corp.	5.900%	11/1/21	475	507
American Tower Corp.	2.250%	1/15/22	125	125
American Tower Corp.	3.500%	1/31/23	200	207
American Tower Corp.	5.000%	2/15/24	100	110
American Tower Corp.	3.375%	5/15/24	200	207
American Tower Corp.	2.950%	1/15/25	100	102
American Tower Corp.	3.375%	10/15/26	400	415
American Tower Corp.	2.750%	1/15/27	500	500
American Tower Corp.	3.125%	1/15/27	125	127
American Tower Corp.	3.950%	3/15/29	140	151
American Tower Corp.	3.800%	8/15/29	475	507
American Tower Corp.	3.700%	10/15/49	100	99
AT&T Inc.	4.600%	2/15/21	175	179
AT&T Inc.	3.200%	3/1/22	250	256
AT&T Inc.	3.400%	6/15/22	100	103
AT&T Inc.	3.000%	6/30/22	767	784
AT&T Inc.	3.600%	2/17/23	755	788
AT&T Inc.	4.050%	12/15/23	100	107
AT&T Inc.	3.800%	3/1/24	125	132
AT&T Inc.	4.450%	4/1/24	250	271
AT&T Inc.	3.950%	1/15/25	225	241
AT&T Inc.	3.400%	5/15/25	940	985
AT&T Inc.	3.600%	7/15/25	275	290
AT&T Inc.	3.875%	1/15/26	505	541
AT&T Inc.	4.125%	2/17/26	515	558
AT&T Inc.	3.800%	2/15/27	700	746
AT&T Inc.	4.100%	2/15/28	804	873
AT&T Inc.	4.350%	3/1/29	650	721
AT&T Inc.	4.300%	2/15/30	860	956
AT&T Inc.	4.500%	5/15/35	200	222
AT&T Inc.	5.250%	3/1/37	500	597
AT&T Inc.	4.900%	8/15/37	300	344
AT&T Inc.	4.850%	3/1/39	480	551
AT&T Inc.	6.350%	3/15/40	100	130
AT&T Inc.	6.100%	7/15/40	100	127
AT&T Inc.	6.000%	8/15/40	300	381
AT&T Inc.	5.350%	9/1/40	600	718
AT&T Inc.	5.550%	8/15/41	225	276
AT&T Inc.	5.375%	10/15/41	100	118
AT&T Inc.	5.150%	3/15/42	375	437
AT&T Inc.	4.900%	6/15/42	525	590
AT&T Inc.	4.300%	12/15/42	271	290
AT&T Inc.	5.350%	12/15/43	175	210
AT&T Inc.	4.650%	6/1/44	100	110
AT&T Inc.	4.800%	6/15/44	575	653
AT&T Inc.	4.350%	6/15/45	624	667
AT&T Inc.	4.750%	5/15/46	650	730
AT&T Inc.	5.150%	11/15/46	1,473	1,753
AT&T Inc.	4.500%	3/9/48	500	549
AT&T Inc.	4.550%	3/9/49	362	401
AT&T Inc.	5.150%	2/15/50	332	400
AT&T Inc.	5.300%	8/15/58	307	378
Bell Canada Inc.	4.300%	7/29/49	100	112
British Telecommunications plc	4.500%	12/4/23	200	215
British Telecommunications plc	5.125%	12/4/28	100	115
British Telecommunications plc	9.625%	12/15/30	516	794
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	250	262
Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	676	711
Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	175	188

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	850	935
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	730	755
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	225	254
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.384%	10/23/35	575	723
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	4/1/38	150	170
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	650	810
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	450	504
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.750%	4/1/48	700	817
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	75	81
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	300	314
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.834%	10/23/55	75	94
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	139	168
	Comcast Corp.	3.450%	10/1/21	650	668
	Comcast Corp.	2.750%	3/1/23	200	204
	Comcast Corp.	3.000%	2/1/24	710	736
	Comcast Corp.	3.375%	2/15/25	202	213
	Comcast Corp.	3.375%	8/15/25	250	265
	Comcast Corp.	3.950%	10/15/25	625	681
	Comcast Corp.	3.150%	3/1/26	400	418
	Comcast Corp.	2.350%	1/15/27	495	494
	Comcast Corp.	3.150%	2/15/28	325	340
	Comcast Corp.	4.150%	10/15/28	950	1,069
	Comcast Corp.	2.650%	2/1/30	300	300
	Comcast Corp.	4.250%	10/15/30	250	284
	Comcast Corp.	4.250%	1/15/33	275	315
	Comcast Corp.	4.200%	8/15/34	175	200
	Comcast Corp.	5.650%	6/15/35	1,065	1,398
	Comcast Corp.	4.400%	8/15/35	150	176
	Comcast Corp.	3.200%	7/15/36	225	229
	Comcast Corp.	6.450%	3/15/37	175	244
	Comcast Corp.	6.950%	8/15/37	250	366
	Comcast Corp.	3.900%	3/1/38	175	193
	Comcast Corp.	6.400%	5/15/38	100	139
	Comcast Corp.	4.600%	10/15/38	550	653
	Comcast Corp.	3.250%	11/1/39	250	251
	Comcast Corp.	6.400%	3/1/40	150	210
	Comcast Corp.	4.650%	7/15/42	370	440
	Comcast Corp.	4.500%	1/15/43	100	117
	Comcast Corp.	4.600%	8/15/45	250	298
	Comcast Corp.	3.400%	7/15/46	500	502
	Comcast Corp.	3.969%	11/1/47	1,086	1,185
	Comcast Corp.	4.000%	3/1/48	175	192
	Comcast Corp.	4.700%	10/15/48	475	585
	Comcast Corp.	3.999%	11/1/49	268	296
	Comcast Corp.	3.450%	2/1/50	400	408
	Comcast Corp.	4.950%	10/15/58	475	618
	Crown Castle International Corp.	3.400%	2/15/21	300	304
	Crown Castle International Corp.	2.250%	9/1/21	125	125
	Crown Castle International Corp.	4.875%	4/15/22	125	132
	Crown Castle International Corp.	5.250%	1/15/23	125	136
	Crown Castle International Corp.	3.150%	7/15/23	150	154
	Crown Castle International Corp.	3.200%	9/1/24	250	257
	Crown Castle International Corp.	4.450%	2/15/26	250	273
	Crown Castle International Corp.	3.700%	6/15/26	175	185
	Crown Castle International Corp.	3.650%	9/1/27	325	342
	Crown Castle International Corp.	3.800%	2/15/28	425	452
	Crown Castle International Corp.	4.750%	5/15/47	95	109
	Crown Castle International Corp.	5.200%	2/15/49	75	92
	Deutsche Telekom International Finance BV	8.750%	6/15/30	775	1,137
	Discovery Communications LLC	4.375%	6/15/21	25	26
	Discovery Communications LLC	3.500%	6/15/22	200	205
	Discovery Communications LLC	2.950%	3/20/23	100	102
	Discovery Communications LLC	3.250%	4/1/23	100	103
	Discovery Communications LLC	3.800%	3/13/24	100	105
	Discovery Communications LLC	3.900%	11/15/24	150	159
	Discovery Communications LLC	3.450%	3/15/25	225	233
	Discovery Communications LLC	3.950%	6/15/25	100	106
	Discovery Communications LLC	4.900%	3/11/26	150	168
	Discovery Communications LLC	3.950%	3/20/28	400	427
	Discovery Communications LLC	4.125%	5/15/29	100	107
	Discovery Communications LLC	5.000%	9/20/37	325	367
	Discovery Communications LLC	6.350%	6/1/40	150	189
	Discovery Communications LLC	4.950%	5/15/42	277	303
	Discovery Communications LLC	5.200%	9/20/47	225	261
	Discovery Communications LLC	5.300%	5/15/49	75	89
	Electronic Arts Inc.	3.700%	3/1/21	150	153
	Electronic Arts Inc.	4.800%	3/1/26	100	113
[6]	Fox Corp.	3.666%	1/25/22	50	52
[6]	Fox Corp.	4.030%	1/25/24	250	266
[6]	Fox Corp.	4.709%	1/25/29	375	426
[6]	Fox Corp.	5.476%	1/25/39	250	304
[6]	Fox Corp.	5.576%	1/25/49	425	535
	Grupo Televisa SAB	6.625%	3/18/25	100	117
	Grupo Televisa SAB	4.625%	1/30/26	100	108
	Grupo Televisa SAB	6.625%	1/15/40	125	157
	Grupo Televisa SAB	5.000%	5/13/45	425	448
	Grupo Televisa SAB	5.250%	5/24/49	200	216
	Interpublic Group of Cos. Inc.	3.750%	10/1/21	50	51
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	150	157
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	422	453
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	100	112
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	175	214
	Koninklijke KPN NV	8.375%	10/1/30	125	173
	Moody’s Corp.	2.750%	12/15/21	100	101
	Moody’s Corp.	4.500%	9/1/22	100	106
	Moody’s Corp.	4.875%	2/15/24	250	275
	Moody’s Corp.	4.875%	12/17/48	125	153
	NBCUniversal Media LLC	4.375%	4/1/21	325	335
	NBCUniversal Media LLC	2.875%	1/15/23	225	231
	NBCUniversal Media LLC	6.400%	4/30/40	150	210
	NBCUniversal Media LLC	5.950%	4/1/41	225	309
	NBCUniversal Media LLC	4.450%	1/15/43	225	261
	Omnicom Group Inc. / Omnicom Capital Inc.	3.625%	5/1/22	250	259
	Omnicom Group Inc. / Omnicom Capital Inc.	3.650%	11/1/24	150	158
	Omnicom Group Inc. / Omnicom Capital Inc.	3.600%	4/15/26	250	263
	Orange SA	4.125%	9/14/21	325	337
	Orange SA	9.000%	3/1/31	450	696
	Orange SA	5.375%	1/13/42	325	416
	RELX Capital Inc.	3.125%	10/15/22	182	188
	RELX Capital Inc.	3.500%	3/16/23	125	130
	RELX Capital Inc.	4.000%	3/18/29	100	108
	Rogers Communications Inc.	3.000%	3/15/23	205	210
	Rogers Communications Inc.	4.100%	10/1/23	175	186
	Rogers Communications Inc.	3.625%	12/15/25	125	132
	Rogers Communications Inc.	2.900%	11/15/26	100	102

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Rogers Communications Inc.	4.500%	3/15/43	265	290
Rogers Communications Inc.	5.000%	3/15/44	190	230
Rogers Communications Inc.	4.350%	5/1/49	450	500
Rogers Communications Inc.	3.700%	11/15/49	150	151
S&P Global Inc.	4.000%	6/15/25	125	135
S&P Global Inc.	4.400%	2/15/26	175	194
S&P Global Inc.	2.500%	12/1/29	125	125
S&P Global Inc.	4.500%	5/15/48	100	121
S&P Global Inc.	3.250%	12/1/49	350	357
Telefonica Emisiones SAU	5.462%	2/16/21	555	576
Telefonica Emisiones SAU	4.103%	3/8/27	250	270
Telefonica Emisiones SAU	7.045%	6/20/36	375	528
Telefonica Emisiones SAU	4.665%	3/6/38	200	226
Telefonica Emisiones SAU	5.213%	3/8/47	550	653
Telefonica Emisiones SAU	4.895%	3/6/48	200	229
Telefonica Emisiones SAU	5.520%	3/1/49	335	419
TELUS Corp.	2.800%	2/16/27	100	100
TELUS Corp.	4.300%	6/15/49	200	221
Thomson Reuters Corp.	5.500%	8/15/35	75	84
Thomson Reuters Corp.	5.850%	4/15/40	100	119
Thomson Reuters Corp.	5.650%	11/23/43	100	118
Time Warner Cable LLC	4.125%	2/15/21	150	152
Time Warner Cable LLC	6.550%	5/1/37	200	245
Time Warner Cable LLC	7.300%	7/1/38	50	65
Time Warner Cable LLC	6.750%	6/15/39	400	505
Time Warner Cable LLC	5.875%	11/15/40	425	487
Time Warner Cable LLC	5.500%	9/1/41	250	279
Time Warner Cable LLC	4.500%	9/15/42	450	456
Time Warner Entertainment Co. LP	8.375%	3/15/23	200	236
Time Warner Entertainment Co. LP	8.375%	7/15/33	200	281
Verizon Communications Inc.	3.450%	3/15/21	300	306
Verizon Communications Inc.	4.600%	4/1/21	475	491
Verizon Communications Inc.	2.946%	3/15/22	400	408
Verizon Communications Inc.	3.125%	3/16/22	350	359
Verizon Communications Inc.	5.150%	9/15/23	830	920
Verizon Communications Inc.	4.150%	3/15/24	100	108
Verizon Communications Inc.	3.500%	11/1/24	400	423
Verizon Communications Inc.	3.376%	2/15/25	534	565
Verizon Communications Inc.	2.625%	8/15/26	475	482
Verizon Communications Inc.	4.125%	3/16/27	400	442
Verizon Communications Inc.	4.329%	9/21/28	1,229	1,393
Verizon Communications Inc.	4.016%	12/3/29	927	1,032
Verizon Communications Inc.	4.500%	8/10/33	575	667
Verizon Communications Inc.	4.400%	11/1/34	725	839
Verizon Communications Inc.	4.272%	1/15/36	563	634
Verizon Communications Inc.	5.250%	3/16/37	875	1,098
Verizon Communications Inc.	4.812%	3/15/39	350	423
Verizon Communications Inc.	4.750%	11/1/41	175	212
Verizon Communications Inc.	3.850%	11/1/42	175	187
Verizon Communications Inc.	4.125%	8/15/46	250	282
Verizon Communications Inc.	4.862%	8/21/46	1,279	1,583
Verizon Communications Inc.	4.522%	9/15/48	747	892
Verizon Communications Inc.	5.012%	4/15/49	385	492
Verizon Communications Inc.	4.672%	3/15/55	600	736
ViacomCBS Inc.	4.300%	2/15/21	275	280
ViacomCBS Inc.	3.875%	12/15/21	125	129
ViacomCBS Inc.	2.500%	2/15/23	200	202
ViacomCBS Inc.	2.900%	6/1/23	75	76
ViacomCBS Inc.	4.250%	9/1/23	225	240
ViacomCBS Inc.	3.875%	4/1/24	124	131
ViacomCBS Inc.	3.700%	8/15/24	175	185
ViacomCBS Inc.	3.500%	1/15/25	150	157
ViacomCBS Inc.	2.900%	1/15/27	279	279
ViacomCBS Inc.	3.375%	2/15/28	100	103
ViacomCBS Inc.	3.700%	6/1/28	100	104
ViacomCBS Inc.	5.500%	5/15/33	75	90
ViacomCBS Inc	6.875%	4/30/36	240	321
ViacomCBS Inc.	5.900%	10/15/40	225	272
ViacomCBS Inc.	4.850%	7/1/42	225	248
ViacomCBS Inc	4.375%	3/15/43	556	589
ViacomCBS Inc	5.850%	9/1/43	75	94
ViacomCBS Inc.	4.900%	8/15/44	100	113
Vodafone Group plc	3.750%	1/16/24	650	686
Vodafone Group plc	4.125%	5/30/25	500	540
Vodafone Group plc	4.375%	5/30/28	650	719
Vodafone Group plc	7.875%	2/15/30	150	208
Vodafone Group plc	6.250%	11/30/32	100	127
Vodafone Group plc	5.000%	5/30/38	325	379
Vodafone Group plc	4.375%	2/19/43	275	296
Vodafone Group plc	5.250%	5/30/48	700	846
Vodafone Group plc	4.875%	6/19/49	350	403
Vodafone Group plc	4.250%	9/17/50	450	467
Walt Disney Co.	4.500%	2/15/21	920	947
Walt Disney Co.	2.550%	2/15/22	75	76
Walt Disney Co.	2.450%	3/4/22	75	76
Walt Disney Co.	1.650%	9/1/22	100	100
Walt Disney Co.	3.000%	9/15/22	275	283
Walt Disney Co.	1.750%	8/30/24	100	99
Walt Disney Co.	3.700%	9/15/24	200	214
Walt Disney Co.	3.150%	9/17/25	150	159
Walt Disney Co.	3.700%	10/15/25	125	135
Walt Disney Co.	1.850%	7/30/26	1,070	1,050
Walt Disney Co.	2.000%	9/1/29	400	388
Walt Disney Co.	6.550%	3/15/33	100	141
Walt Disney Co.	6.200%	12/15/34	400	558
Walt Disney Co.	6.400%	12/15/35	365	522
Walt Disney Co.	6.150%	3/1/37	200	278
Walt Disney Co.	4.375%	8/16/41	75	89
Walt Disney Co.	4.125%	12/1/41	205	236
Walt Disney Co.	3.700%	12/1/42	125	136
Walt Disney Co.	5.400%	10/1/43	100	136
Walt Disney Co.	4.750%	9/15/44	175	220
Walt Disney Co.	2.750%	9/1/49	600	564
Weibo Corp.	3.500%	7/5/24	200	204
WPP Finance 2010	3.625%	9/7/22	200	207
WPP Finance 2010	3.750%	9/19/24	100	105

Consumer Cyclical (1.9%)
Alibaba Group Holding Ltd.	3.125%	11/28/21	300	306
Alibaba Group Holding Ltd.	2.800%	6/6/23	200	203
Alibaba Group Holding Ltd.	3.600%	11/28/24	400	420
Alibaba Group Holding Ltd.	3.400%	12/6/27	600	625
Alibaba Group Holding Ltd.	4.500%	11/28/34	280	317
Alibaba Group Holding Ltd.	4.000%	12/6/37	200	215
Alibaba Group Holding Ltd.	4.200%	12/6/47	425	471
Alibaba Group Holding Ltd.	4.400%	12/6/57	100	114
Amazon.com Inc.	3.300%	12/5/21	200	206
Amazon.com Inc.	2.500%	11/29/22	150	153
Amazon.com Inc.	2.400%	2/22/23	450	457
Amazon.com Inc.	2.800%	8/22/24	250	259
Amazon.com Inc.	3.800%	12/5/24	120	130
Amazon.com Inc.	5.200%	12/3/25	225	261
Amazon.com Inc.	3.150%	8/22/27	550	581
Amazon.com Inc.	4.800%	12/5/34	225	283
Amazon.com Inc.	3.875%	8/22/37	500	568
Amazon.com Inc.	4.950%	12/5/44	350	458
Amazon.com Inc.	4.050%	8/22/47	600	703
Amazon.com Inc.	4.250%	8/22/57	500	608
American Honda Finance Corp.	3.150%	1/8/21	250	253
American Honda Finance Corp.	2.650%	2/12/21	150	151
American Honda Finance Corp.	1.650%	7/12/21	150	150
American Honda Finance Corp.	1.700%	9/9/21	400	399
American Honda Finance Corp.	3.375%	12/10/21	150	155
American Honda Finance Corp.	2.200%	6/27/22	150	151
American Honda Finance Corp.	2.600%	11/16/22	40	41
American Honda Finance Corp.	2.050%	1/10/23	125	125
American Honda Finance Corp.	3.450%	7/14/23	125	131
American Honda Finance Corp.	3.625%	10/10/23	100	105
American Honda Finance Corp.	2.900%	2/16/24	150	154
American Honda Finance Corp.	2.400%	6/27/24	100	101
American Honda Finance Corp.	2.150%	9/10/24	125	125
American Honda Finance Corp.	2.300%	9/9/26	50	50

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	American Honda Finance Corp.	3.500%	2/15/28	100	108
	Aptiv Corp.	4.150%	3/15/24	125	132
	Aptiv plc	4.250%	1/15/26	150	162
	Aptiv plc	4.350%	3/15/29	50	54
	Aptiv plc	4.400%	10/1/46	50	48
	Aptiv plc	5.400%	3/15/49	50	56
	Automatic Data Processing Inc.	3.375%	9/15/25	200	212
	AutoNation Inc.	3.350%	1/15/21	60	61
	AutoNation Inc.	3.500%	11/15/24	205	211
	AutoNation Inc.	4.500%	10/1/25	150	161
	AutoNation Inc.	3.800%	11/15/27	75	76
	AutoZone Inc.	3.700%	4/15/22	350	361
	AutoZone Inc.	2.875%	1/15/23	75	76
	AutoZone Inc.	3.125%	7/15/23	125	128
	AutoZone Inc.	3.125%	4/18/24	130	135
	AutoZone Inc.	3.125%	4/21/26	100	103
	AutoZone Inc.	3.750%	6/1/27	100	107
	AutoZone Inc.	3.750%	4/18/29	100	107
	Best Buy Co. Inc.	5.500%	3/15/21	25	26
	Best Buy Co. Inc.	4.450%	10/1/28	200	219
	Block Financial LLC	5.500%	11/1/22	100	107
	Block Financial LLC	5.250%	10/1/25	100	109
	Booking Holdings Inc.	2.750%	3/15/23	100	102
	Booking Holdings Inc.	3.650%	3/15/25	100	107
	Booking Holdings Inc.	3.600%	6/1/26	225	240
	Booking Holdings Inc.	3.550%	3/15/28	100	106
	BorgWarner Inc.	3.375%	3/15/25	75	78
	BorgWarner Inc.	4.375%	3/15/45	100	102
	Costco Wholesale Corp.	2.150%	5/18/21	200	201
	Costco Wholesale Corp.	2.250%	2/15/22	100	101
	Costco Wholesale Corp.	2.300%	5/18/22	150	152
	Costco Wholesale Corp.	2.750%	5/18/24	275	284
	Costco Wholesale Corp.	3.000%	5/18/27	100	106
	Cummins Inc.	7.125%	3/1/28	100	133
	Cummins Inc.	4.875%	10/1/43	125	152
	Daimler Finance North America LLC	8.500%	1/18/31	250	372
	Darden Restaurants Inc.	3.850%	5/1/27	200	209
	Darden Restaurants Inc.	4.550%	2/15/48	50	51
	Dollar General Corp.	3.250%	4/15/23	150	155
	Dollar General Corp.	4.150%	11/1/25	105	114
	Dollar General Corp.	3.875%	4/15/27	50	54
	Dollar General Corp.	4.125%	5/1/28	150	164
	Dollar Tree Inc.	3.700%	5/15/23	100	104
	Dollar Tree Inc.	4.000%	5/15/25	200	214
	Dollar Tree Inc.	4.200%	5/15/28	300	321
	DR Horton Inc.	4.375%	9/15/22	100	105
	DR Horton Inc.	4.750%	2/15/23	225	239
	DR Horton Inc.	5.750%	8/15/23	75	83
	DR Horton Inc.	2.500%	10/15/24	100	100
	eBay Inc.	2.875%	8/1/21	125	126
	eBay Inc.	3.800%	3/9/22	100	103
	eBay Inc.	2.600%	7/15/22	450	454
	eBay Inc.	2.750%	1/30/23	175	177
	eBay Inc.	3.450%	8/1/24	125	130
	eBay Inc.	3.600%	6/5/27	300	313
	eBay Inc.	4.000%	7/15/42	25	25
	Expedia Group Inc.	4.500%	8/15/24	100	107
	Expedia Group Inc.	5.000%	2/15/26	150	165
	Expedia Group Inc.	3.800%	2/15/28	200	204
[6]	Expedia Group Inc.	3.250%	2/15/30	250	240
	Ford Motor Co.	4.346%	12/8/26	275	283
	Ford Motor Co.	6.625%	10/1/28	175	193
	Ford Motor Co.	6.375%	2/1/29	100	107
	Ford Motor Co.	7.450%	7/16/31	375	443
	Ford Motor Co.	4.750%	1/15/43	100	89
	Ford Motor Co.	7.400%	11/1/46	100	112
	Ford Motor Co.	5.291%	12/8/46	250	236
	Ford Motor Credit Co. LLC	2.343%	11/2/20	150	150
	Ford Motor Credit Co. LLC	3.200%	1/15/21	250	251
	Ford Motor Credit Co. LLC	5.750%	2/1/21	250	258
	Ford Motor Credit Co. LLC	3.336%	3/18/21	200	201
	Ford Motor Credit Co. LLC	5.875%	8/2/21	325	340
	Ford Motor Credit Co. LLC	3.813%	10/12/21	200	203
	Ford Motor Credit Co. LLC	5.596%	1/7/22	200	210
	Ford Motor Credit Co. LLC	3.339%	3/28/22	150	151
	Ford Motor Credit Co. LLC	2.979%	8/3/22	300	300
	Ford Motor Credit Co. LLC	4.250%	9/20/22	200	207
	Ford Motor Credit Co. LLC	3.350%	11/1/22	500	505
	Ford Motor Credit Co. LLC	4.375%	8/6/23	225	233
	Ford Motor Credit Co. LLC	3.810%	1/9/24	150	152
	Ford Motor Credit Co. LLC	5.584%	3/18/24	200	216
	Ford Motor Credit Co. LLC	3.664%	9/8/24	200	200
	Ford Motor Credit Co. LLC	4.063%	11/1/24	700	714
	Ford Motor Credit Co. LLC	4.134%	8/4/25	500	506
	Ford Motor Credit Co. LLC	4.389%	1/8/26	200	203
	Ford Motor Credit Co. LLC	4.542%	8/1/26	200	204
	Ford Motor Credit Co. LLC	3.815%	11/2/27	150	145
	Ford Motor Credit Co. LLC	5.113%	5/3/29	325	334
	General Motors Co.	4.875%	10/2/23	625	671
	General Motors Co.	4.000%	4/1/25	100	104
	General Motors Co.	5.000%	10/1/28	150	163
	General Motors Co.	5.000%	4/1/35	165	170
	General Motors Co.	6.600%	4/1/36	250	294
	General Motors Co.	5.150%	4/1/38	225	230
	General Motors Co.	6.250%	10/2/43	210	235
	General Motors Co.	5.200%	4/1/45	230	231
	General Motors Co.	6.750%	4/1/46	130	152
	General Motors Co.	5.400%	4/1/48	200	206
	General Motors Co.	5.950%	4/1/49	275	304
	General Motors Financial Co. Inc.	4.200%	3/1/21	175	179
	General Motors Financial Co. Inc.	3.550%	4/9/21	150	152
	General Motors Financial Co. Inc.	3.200%	7/6/21	225	228
	General Motors Financial Co. Inc.	4.375%	9/25/21	100	104
	General Motors Financial Co. Inc.	4.200%	11/6/21	50	52
	General Motors Financial Co. Inc.	3.450%	1/14/22	125	128
	General Motors Financial Co. Inc.	3.450%	4/10/22	355	363
	General Motors Financial Co. Inc.	3.150%	6/30/22	100	102
	General Motors Financial Co. Inc.	3.550%	7/8/22	200	206
	General Motors Financial Co. Inc.	3.250%	1/5/23	275	280
	General Motors Financial Co. Inc.	3.700%	5/9/23	200	206
	General Motors Financial Co. Inc.	4.250%	5/15/23	150	158
	General Motors Financial Co. Inc.	4.150%	6/19/23	200	210
	General Motors Financial Co. Inc.	5.100%	1/17/24	100	109
	General Motors Financial Co. Inc.	3.950%	4/13/24	400	418
	General Motors Financial Co. Inc.	3.500%	11/7/24	200	206
	General Motors Financial Co. Inc.	4.000%	1/15/25	175	184
	General Motors Financial Co. Inc.	4.350%	4/9/25	325	348
	General Motors Financial Co. Inc.	5.250%	3/1/26	150	166
	General Motors Financial Co. Inc.	4.000%	10/6/26	100	105
	General Motors Financial Co. Inc.	4.350%	1/17/27	325	342
	General Motors Financial Co. Inc.	3.850%	1/5/28	100	102
	General Motors Financial Co. Inc.	5.650%	1/17/29	150	170
	GLP Capital LP / GLP Financing II Inc.	4.375%	4/15/21	50	51
	GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	100	109
	GLP Capital LP / GLP Financing II Inc.	3.350%	9/1/24	75	77
	GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	200	218
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	175	191
	GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	25	28
	GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	275	306
	GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/30	175	178
	Harley-Davidson Inc.	3.500%	7/28/25	100	104
	Harley-Davidson Inc.	4.625%	7/28/45	125	128
	Harman International Industries Inc.	4.150%	5/15/25	76	81
	Home Depot Inc.	2.000%	4/1/21	250	251
	Home Depot Inc.	4.400%	4/1/21	190	195
	Home Depot Inc.	3.250%	3/1/22	150	155
	Home Depot Inc.	2.625%	6/1/22	265	270
	Home Depot Inc.	2.700%	4/1/23	25	26
	Home Depot Inc.	3.750%	2/15/24	200	214
	Home Depot Inc.	3.350%	9/15/25	250	267
	Home Depot Inc.	3.000%	4/1/26	275	287
	Home Depot Inc.	2.125%	9/15/26	100	100

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Home Depot Inc.	2.800%	9/14/27	200	207
Home Depot Inc.	3.900%	12/6/28	100	112
Home Depot Inc.	2.950%	6/15/29	500	519
Home Depot Inc.	5.875%	12/16/36	825	1,136
Home Depot Inc.	5.400%	9/15/40	175	229
Home Depot Inc.	5.950%	4/1/41	175	246
Home Depot Inc.	4.200%	4/1/43	200	232
Home Depot Inc.	4.875%	2/15/44	300	380
Home Depot Inc.	4.400%	3/15/45	100	119
Home Depot Inc.	4.250%	4/1/46	330	389
Home Depot Inc.	3.900%	6/15/47	175	197
Home Depot Inc.	4.500%	12/6/48	125	154
Home Depot Inc.	3.500%	9/15/56	150	157
Hyatt Hotels Corp.	5.375%	8/15/21	50	52
Hyatt Hotels Corp.	3.375%	7/15/23	100	103
Hyatt Hotels Corp.	4.850%	3/15/26	50	55
Hyatt Hotels Corp.	4.375%	9/15/28	75	81
IHS Markit Ltd.	3.625%	5/1/24	100	104
IHS Markit Ltd.	4.750%	8/1/28	140	156
IHS Markit Ltd.	4.250%	5/1/29	100	108
JD.com Inc.	3.125%	4/29/21	200	201
Kohl’s Corp.	4.250%	7/17/25	100	106
Kohl’s Corp.	5.550%	7/17/45	100	102
Las Vegas Sands Corp.	3.200%	8/8/24	115	119
Las Vegas Sands Corp.	2.900%	6/25/25	200	202
Las Vegas Sands Corp.	3.500%	8/18/26	145	149
Las Vegas Sands Corp.	3.900%	8/8/29	65	68
Lear Corp.	5.250%	1/15/25	200	206
Lear Corp.	3.800%	9/15/27	100	101
Lear Corp.	4.250%	5/15/29	150	155
Lear Corp.	5.250%	5/15/49	150	156
Lowe’s Cos. Inc.	3.750%	4/15/21	200	203
Lowe’s Cos. Inc.	3.120%	4/15/22	150	154
Lowe’s Cos. Inc.	3.875%	9/15/23	275	291
Lowe’s Cos. Inc.	3.125%	9/15/24	100	104
Lowe’s Cos. Inc.	3.375%	9/15/25	200	210
Lowe’s Cos. Inc.	2.500%	4/15/26	250	252
Lowe’s Cos. Inc.	3.100%	5/3/27	350	361
Lowe’s Cos. Inc.	6.500%	3/15/29	67	85
Lowe’s Cos. Inc.	3.650%	4/5/29	450	480
Lowe’s Cos. Inc.	4.650%	4/15/42	100	114
Lowe’s Cos. Inc.	4.250%	9/15/44	100	108
Lowe’s Cos. Inc.	4.375%	9/15/45	150	164
Lowe’s Cos. Inc.	3.700%	4/15/46	250	254
Lowe’s Cos. Inc.	4.050%	5/3/47	300	323
Lowe’s Cos. Inc.	4.550%	4/5/49	275	321
Macy’s Retail Holdings Inc.	3.450%	1/15/21	100	101
Macy’s Retail Holdings Inc.	2.875%	2/15/23	170	169
Macy’s Retail Holdings Inc.	3.625%	6/1/24	100	101
Macy’s Retail Holdings Inc.	4.500%	12/15/34	121	115
Magna International Inc.	3.625%	6/15/24	170	179
Magna International Inc.	4.150%	10/1/25	100	108
Marriott International Inc.	2.875%	3/1/21	50	50
Marriott International Inc.	3.125%	10/15/21	50	51
Marriott International Inc.	2.300%	1/15/22	100	100
Marriott International Inc.	2.125%	10/3/22	200	200
Marriott International Inc.	3.600%	4/15/24	125	131
Marriott International Inc.	3.750%	3/15/25	175	185
Marriott International Inc.	3.750%	10/1/25	65	69
Marriott International Inc.	3.125%	6/15/26	183	189
Marriott International Inc.	4.000%	4/15/28	50	54
Mastercard Inc.	2.000%	11/21/21	100	100
Mastercard Inc.	3.375%	4/1/24	300	318
Mastercard Inc.	2.000%	3/3/25	400	398
Mastercard Inc.	2.950%	11/21/26	100	104
Mastercard Inc.	3.500%	2/26/28	50	54
Mastercard Inc.	2.950%	6/1/29	200	208
Mastercard Inc.	3.800%	11/21/46	100	112
Mastercard Inc.	3.950%	2/26/48	100	115
Mastercard Inc.	3.650%	6/1/49	250	276
McDonald’s Corp.	2.750%	12/9/20	275	277
McDonald’s Corp.	3.625%	5/20/21	175	179
McDonald’s Corp.	2.625%	1/15/22	275	279
McDonald’s Corp.	3.350%	4/1/23	200	208
McDonald’s Corp.	3.375%	5/26/25	175	185
McDonald’s Corp.	3.700%	1/30/26	300	322
McDonald’s Corp.	3.500%	3/1/27	200	213
McDonald’s Corp.	3.800%	4/1/28	350	380
McDonald’s Corp.	2.625%	9/1/29	200	200
McDonald’s Corp.	4.700%	12/9/35	200	238
McDonald’s Corp.	6.300%	10/15/37	150	204
McDonald’s Corp.	6.300%	3/1/38	100	136
McDonald’s Corp.	5.700%	2/1/39	100	127
McDonald’s Corp.	3.700%	2/15/42	25	25
McDonald’s Corp.	3.625%	5/1/43	100	100
McDonald’s Corp.	4.600%	5/26/45	210	241
McDonald’s Corp.	4.875%	12/9/45	300	362
McDonald’s Corp.	4.450%	3/1/47	150	172
McDonald’s Corp.	4.450%	9/1/48	150	171
McDonald’s Corp.	3.625%	9/1/49	200	203
NIKE Inc.	2.375%	11/1/26	200	203
NIKE Inc.	3.625%	5/1/43	125	136
NIKE Inc.	3.875%	11/1/45	225	256
NIKE Inc.	3.375%	11/1/46	100	105
Nordstrom Inc.	4.000%	10/15/21	125	128
Nordstrom Inc.	4.000%	3/15/27	100	104
Nordstrom Inc.	4.375%	4/1/30	75	76
Nordstrom Inc.	5.000%	1/15/44	165	160
NVR Inc.	3.950%	9/15/22	100	104
O’Reilly Automotive Inc.	4.875%	1/14/21	25	26
O’Reilly Automotive Inc.	3.800%	9/1/22	100	104
O’Reilly Automotive Inc.	3.850%	6/15/23	75	78
O’Reilly Automotive Inc.	3.550%	3/15/26	100	105
O’Reilly Automotive Inc.	3.600%	9/1/27	325	347
PACCAR Financial Corp.	2.050%	11/13/20	50	50
PACCAR Financial Corp.	2.250%	2/25/21	75	75
PACCAR Financial Corp.	2.800%	3/1/21	90	91
PACCAR Financial Corp.	3.150%	8/9/21	25	25
PACCAR Financial Corp.	2.850%	3/1/22	100	102
PACCAR Financial Corp.	2.650%	5/10/22	100	102
PACCAR Financial Corp.	2.300%	8/10/22	50	51
PACCAR Financial Corp.	2.000%	9/26/22	50	50
PACCAR Financial Corp.	3.400%	8/9/23	100	104
PACCAR Financial Corp.	2.150%	8/15/24	75	75
QVC Inc.	5.125%	7/2/22	25	26
QVC Inc.	4.850%	4/1/24	95	100
QVC Inc.	4.450%	2/15/25	100	103
QVC Inc.	5.950%	3/15/43	125	119
Ralph Lauren Corp.	3.750%	9/15/25	50	54
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	100	108
Royal Caribbean Cruises Ltd.	3.700%	3/15/28	200	207
Sands China Ltd.	4.600%	8/8/23	400	420
Sands China Ltd.	5.125%	8/8/25	400	440
Sands China Ltd.	5.400%	8/8/28	300	338
Starbucks Corp.	2.100%	2/4/21	150	150
Starbucks Corp.	2.700%	6/15/22	75	76
Starbucks Corp.	3.100%	3/1/23	175	181
Starbucks Corp.	3.850%	10/1/23	300	318
Starbucks Corp.	3.800%	8/15/25	200	215
Starbucks Corp.	2.450%	6/15/26	200	202
Starbucks Corp.	3.500%	3/1/28	100	107
Starbucks Corp.	4.000%	11/15/28	200	221
Starbucks Corp.	3.550%	8/15/29	200	217
Starbucks Corp.	4.300%	6/15/45	50	55
Starbucks Corp.	3.750%	12/1/47	125	128
Starbucks Corp.	4.500%	11/15/48	200	230
Tapestry Inc.	3.000%	7/15/22	125	127
Tapestry Inc.	4.250%	4/1/25	70	74
Tapestry Inc.	4.125%	7/15/27	100	102
Target Corp.	2.900%	1/15/22	200	205
Target Corp.	3.500%	7/1/24	325	348
Target Corp.	2.500%	4/15/26	175	179

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Target Corp.	3.375%	4/15/29	200	217
	Target Corp.	6.350%	11/1/32	140	196
	Target Corp.	6.500%	10/15/37	103	152
	Target Corp.	7.000%	1/15/38	125	194
	Target Corp.	4.000%	7/1/42	285	326
	Target Corp.	3.625%	4/15/46	200	219
	Target Corp.	3.900%	11/15/47	125	143
	TJX Cos. Inc.	2.750%	6/15/21	150	152
	TJX Cos. Inc.	2.500%	5/15/23	100	102
	TJX Cos. Inc.	2.250%	9/15/26	350	350
	Toyota Motor Corp.	3.183%	7/20/21	140	143
	Toyota Motor Corp.	2.157%	7/2/22	100	101
	Toyota Motor Corp.	3.419%	7/20/23	150	157
	Toyota Motor Corp.	2.358%	7/2/24	100	102
	Toyota Motor Corp.	3.669%	7/20/28	100	110
	Toyota Motor Corp.	2.760%	7/2/29	100	103
	Toyota Motor Credit Corp.	4.250%	1/11/21	125	128
	Toyota Motor Credit Corp.	1.900%	4/8/21	250	250
	Toyota Motor Credit Corp.	2.950%	4/13/21	100	101
	Toyota Motor Credit Corp.	2.750%	5/17/21	200	202
	Toyota Motor Credit Corp.	3.400%	9/15/21	175	179
	Toyota Motor Credit Corp.	1.800%	10/7/21	80	80
	Toyota Motor Credit Corp.	2.600%	1/11/22	200	203
	Toyota Motor Credit Corp.	3.300%	1/12/22	175	180
	Toyota Motor Credit Corp.	2.650%	4/12/22	500	508
	Toyota Motor Credit Corp.	2.800%	7/13/22	100	102
	Toyota Motor Credit Corp.	2.150%	9/8/22	200	202
	Toyota Motor Credit Corp.	2.625%	1/10/23	100	102
	Toyota Motor Credit Corp.	2.250%	10/18/23	300	302
	Toyota Motor Credit Corp.	2.900%	4/17/24	125	129
	Toyota Motor Credit Corp.	3.400%	4/14/25	125	133
	Toyota Motor Credit Corp.	3.200%	1/11/27	200	211
	Toyota Motor Credit Corp.	3.050%	1/11/28	100	105
	Toyota Motor Credit Corp.	3.650%	1/8/29	100	110
	VF Corp.	3.500%	9/1/21	200	204
	VF Corp.	6.450%	11/1/37	50	69
	Visa Inc.	2.200%	12/14/20	500	502
	Visa Inc.	2.150%	9/15/22	100	101
	Visa Inc.	2.800%	12/14/22	550	565
	Visa Inc.	3.150%	12/14/25	925	977
	Visa Inc.	2.750%	9/15/27	150	156
	Visa Inc.	4.150%	12/14/35	325	383
	Visa Inc.	4.300%	12/14/45	825	1,016
	Visa Inc.	3.650%	9/15/47	100	112
	Walgreen Co.	3.100%	9/15/22	250	255
	Walgreen Co.	4.400%	9/15/42	195	194
	Walgreens Boots Alliance Inc.	3.300%	11/18/21	225	229
	Walgreens Boots Alliance Inc.	3.800%	11/18/24	375	390
	Walgreens Boots Alliance Inc.	3.450%	6/1/26	325	330
	Walgreens Boots Alliance Inc.	4.500%	11/18/34	125	129
	Walgreens Boots Alliance Inc.	4.800%	11/18/44	275	280
	Walgreens Boots Alliance Inc.	4.650%	6/1/46	115	115
	Walmart Inc.	1.900%	12/15/20	165	165
	Walmart Inc.	3.125%	6/23/21	300	306
	Walmart Inc.	2.350%	12/15/22	800	814
	Walmart Inc.	2.550%	4/11/23	150	153
	Walmart Inc.	3.400%	6/26/23	250	263
	Walmart Inc.	3.300%	4/22/24	250	262
	Walmart Inc.	2.850%	7/8/24	275	285
	Walmart Inc.	2.650%	12/15/24	200	206
	Walmart Inc.	3.550%	6/26/25	275	294
	Walmart Inc.	3.050%	7/8/26	250	263
	Walmart Inc.	5.875%	4/5/27	405	499
	Walmart Inc.	3.700%	6/26/28	450	495
	Walmart Inc.	3.250%	7/8/29	300	322
	Walmart Inc.	2.375%	9/24/29	125	125
	Walmart Inc.	7.550%	2/15/30	105	152
	Walmart Inc.	5.250%	9/1/35	385	505
	Walmart Inc.	6.200%	4/15/38	315	459
	Walmart Inc.	3.950%	6/28/38	275	319
	Walmart Inc.	5.000%	10/25/40	100	130
	Walmart Inc.	5.625%	4/15/41	175	249
	Walmart Inc.	4.000%	4/11/43	274	315
	Walmart Inc.	4.300%	4/22/44	361	431
	Walmart Inc.	3.625%	12/15/47	115	127
	Walmart Inc.	4.050%	6/29/48	425	500
	Walmart Inc.	2.950%	9/24/49	120	117
	Western Union Co.	3.600%	3/15/22	100	103
	Western Union Co.	2.850%	1/10/25	100	100
	Western Union Co.	6.200%	11/17/36	100	113
	Western Union Co.	6.200%	6/21/40	35	39

	Consumer Noncyclical (4.4%)
	Abbott Laboratories	2.550%	3/15/22	175	178
	Abbott Laboratories	3.400%	11/30/23	316	332
	Abbott Laboratories	2.950%	3/15/25	175	181
	Abbott Laboratories	3.875%	9/15/25	75	82
	Abbott Laboratories	3.750%	11/30/26	367	400
	Abbott Laboratories	4.750%	11/30/36	375	467
	Abbott Laboratories	5.300%	5/27/40	125	163
	Abbott Laboratories	4.750%	4/15/43	125	157
	Abbott Laboratories	4.900%	11/30/46	775	1,012
	AbbVie Inc.	2.300%	5/14/21	350	351
	AbbVie Inc.	3.375%	11/14/21	250	256
[6]	AbbVie Inc.	2.150%	11/19/21	250	251
	AbbVie Inc.	2.900%	11/6/22	800	816
	AbbVie Inc.	3.200%	11/6/22	275	283
[6]	AbbVie Inc.	2.300%	11/21/22	575	577
	AbbVie Inc.	2.850%	5/14/23	200	204
	AbbVie Inc.	3.750%	11/14/23	250	263
[6]	AbbVie Inc.	2.600%	11/21/24	750	755
	AbbVie Inc.	3.600%	5/14/25	725	765
	AbbVie Inc.	3.200%	5/14/26	350	362
[6]	AbbVie Inc.	2.950%	11/21/26	740	750
	AbbVie Inc.	4.250%	11/14/28	350	387
[6]	AbbVie Inc.	3.200%	11/21/29	1,080	1,099
	AbbVie Inc.	4.500%	5/14/35	495	556
	AbbVie Inc.	4.300%	5/14/36	190	209
[6]	AbbVie Inc.	4.050%	11/21/39	775	810
	AbbVie Inc.	4.400%	11/6/42	501	540
	AbbVie Inc.	4.700%	5/14/45	527	588
	AbbVie Inc.	4.450%	5/14/46	455	490
	AbbVie Inc.	4.875%	11/14/48	775	890
[6]	AbbVie Inc.	4.250%	11/21/49	650	684
	Actavis Inc.	3.250%	10/1/22	300	307
	Adventist Health System/West	2.952%	3/1/29	100	99
	Adventist Health System/West	3.630%	3/1/49	100	97
	Advocate Health & Hospitals Corp.	3.829%	8/15/28	50	54
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	100	114
	Advocate Health & Hospitals Corp.	3.387%	10/15/49	75	75
	Agilent Technologies Inc.	3.200%	10/1/22	75	77
	Agilent Technologies Inc.	3.875%	7/15/23	100	105
	Agilent Technologies Inc.	3.050%	9/22/26	75	76
	AHS Hospital Corp.	5.024%	7/1/45	75	93
	Allergan Finance LLC	4.625%	10/1/42	190	198
	Allergan Funding SCS	3.450%	3/15/22	507	519
	Allergan Funding SCS	3.850%	6/15/24	200	210
	Allergan Funding SCS	3.800%	3/15/25	590	618
	Allergan Funding SCS	4.550%	3/15/35	350	372
	Allergan Funding SCS	4.850%	6/15/44	230	255
	Allergan Funding SCS	4.750%	3/15/45	75	82
	Allergan Inc.	2.800%	3/15/23	100	101
	Allina Health System	3.887%	4/15/49	75	80
	Altria Group Inc.	4.750%	5/5/21	225	233
	Altria Group Inc.	3.490%	2/14/22	200	206
	Altria Group Inc.	2.850%	8/9/22	375	382
	Altria Group Inc.	2.950%	5/2/23	400	404
	Altria Group Inc.	4.000%	1/31/24	250	265
	Altria Group Inc.	4.400%	2/14/26	275	299
	Altria Group Inc.	2.625%	9/16/26	75	74
	Altria Group Inc.	4.800%	2/14/29	575	638
	Altria Group Inc.	5.800%	2/14/39	400	468

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Altria Group Inc.	4.250%	8/9/42	275	273
	Altria Group Inc.	4.500%	5/2/43	125	127
	Altria Group Inc.	5.375%	1/31/44	350	394
	Altria Group Inc.	3.875%	9/16/46	175	163
	Altria Group Inc.	5.950%	2/14/49	500	605
	Altria Group Inc.	6.200%	2/14/59	100	118
	AmerisourceBergen Corp.	3.500%	11/15/21	200	205
	AmerisourceBergen Corp.	3.400%	5/15/24	75	78
	AmerisourceBergen Corp.	3.250%	3/1/25	50	52
	AmerisourceBergen Corp.	3.450%	12/15/27	275	285
	AmerisourceBergen Corp.	4.250%	3/1/45	25	25
	AmerisourceBergen Corp.	4.300%	12/15/47	175	179
	Amgen Inc.	4.100%	6/15/21	50	51
	Amgen Inc.	1.850%	8/19/21	125	125
	Amgen Inc.	3.875%	11/15/21	250	258
	Amgen Inc.	2.700%	5/1/22	75	76
	Amgen Inc.	2.650%	5/11/22	275	279
	Amgen Inc.	3.625%	5/15/22	225	233
	Amgen Inc.	2.250%	8/19/23	150	151
	Amgen Inc.	3.625%	5/22/24	500	528
	Amgen Inc.	3.125%	5/1/25	175	183
	Amgen Inc.	2.600%	8/19/26	455	460
	Amgen Inc.	4.950%	10/1/41	300	356
	Amgen Inc.	5.150%	11/15/41	250	302
	Amgen Inc.	4.400%	5/1/45	450	504
	Amgen Inc.	4.563%	6/15/48	356	411
	Amgen Inc.	4.663%	6/15/51	659	775
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	770	820
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	1,245	1,436
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	2,485	2,943
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	254	258
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	568	588
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	100	106
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	316
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	225
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	275	324
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	50	51
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	70	71
	Anheuser-Busch InBev Worldwide Inc.	3.500%	1/12/24	150	158
	Anheuser-Busch InBev Worldwide Inc.	4.150%	1/23/25	475	517
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	500	549
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	875	1,013
	Anheuser-Busch InBev Worldwide Inc.	4.900%	1/23/31	340	405
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	275	308
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	235
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	125	157
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	325	383
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	325	329
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	475	540
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	626	699
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	725	940
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	250	292
	Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	125	170
	Archer-Daniels-Midland Co.	4.479%	3/1/21	163	168
	Archer-Daniels-Midland Co.	3.375%	3/15/22	100	103
	Archer-Daniels-Midland Co.	2.500%	8/11/26	200	203
	Archer-Daniels-Midland Co.	5.935%	10/1/32	80	105
	Archer-Daniels-Midland Co.	5.375%	9/15/35	95	120
	Archer-Daniels-Midland Co.	4.535%	3/26/42	50	59
	Archer-Daniels-Midland Co.	4.016%	4/16/43	200	221
	Archer-Daniels-Midland Co.	3.750%	9/15/47	100	109
	Archer-Daniels-Midland Co.	4.500%	3/15/49	125	152
	Ascension Health	2.532%	11/15/29	100	99
	Ascension Health	3.106%	11/15/39	100	98
	Ascension Health	3.945%	11/15/46	175	193
[3]	Ascension Health	4.847%	11/15/53	75	94
	AstraZeneca plc	2.375%	6/12/22	225	227
	AstraZeneca plc	3.500%	8/17/23	225	235
	AstraZeneca plc	3.375%	11/16/25	250	265
	AstraZeneca plc	3.125%	6/12/27	175	182
	AstraZeneca plc	4.000%	1/17/29	200	222
	AstraZeneca plc	6.450%	9/15/37	450	630
	AstraZeneca plc	4.000%	9/18/42	290	320
	AstraZeneca plc	4.375%	11/16/45	200	234
	AstraZeneca plc	4.375%	8/17/48	135	161
	BAT Capital Corp.	2.764%	8/15/22	325	329
	BAT Capital Corp.	3.222%	8/15/24	650	664
	BAT Capital Corp.	2.789%	9/6/24	200	201
	BAT Capital Corp.	3.215%	9/6/26	200	201
	BAT Capital Corp.	3.557%	8/15/27	675	687
	BAT Capital Corp.	3.462%	9/6/29	125	127
	BAT Capital Corp.	4.390%	8/15/37	525	532
	BAT Capital Corp.	4.540%	8/15/47	475	475
	BAT Capital Corp.	4.758%	9/6/49	250	258
	Baxalta Inc.	3.600%	6/23/22	15	15
	Baxalta Inc.	4.000%	6/23/25	97	104
	Baxalta Inc.	5.250%	6/23/45	73	93
	Baxter International Inc.	1.700%	8/15/21	150	150
	Baxter International Inc.	3.500%	8/15/46	100	97
	Baylor Scott & White Holdings	4.185%	11/15/45	100	112
	Beam Suntory Inc.	3.250%	5/15/22	50	51
	Becton Dickinson & Co.	3.125%	11/8/21	65	66
	Becton Dickinson & Co.	2.894%	6/6/22	350	356
	Becton Dickinson & Co.	3.300%	3/1/23	50	51
	Becton Dickinson & Co.	3.363%	6/6/24	1,100	1,143
	Becton Dickinson & Co.	3.734%	12/15/24	272	288
	Becton Dickinson & Co.	3.700%	6/6/27	375	399
	Becton Dickinson & Co.	4.875%	5/15/44	26	30
	Becton Dickinson & Co.	4.685%	12/15/44	196	227
	Becton Dickinson & Co.	4.669%	6/6/47	300	355
	Bio-Rad Laboratories Inc.	4.875%	12/15/20	75	77
	Biogen Inc.	3.625%	9/15/22	275	286
	Biogen Inc.	4.050%	9/15/25	300	326
	Biogen Inc.	5.200%	9/15/45	350	421
	Boston Scientific Corp.	3.375%	5/15/22	50	52
	Boston Scientific Corp.	3.450%	3/1/24	50	52
	Boston Scientific Corp.	3.850%	5/15/25	77	83
	Boston Scientific Corp.	3.750%	3/1/26	125	134
	Boston Scientific Corp.	4.000%	3/1/29	150	166
	Boston Scientific Corp.	7.000%	11/15/35	100	140
	Boston Scientific Corp.	4.550%	3/1/39	175	205
	Boston Scientific Corp.	7.375%	1/15/40	50	76
	Boston Scientific Corp.	4.700%	3/1/49	200	242
[6]	Bristol-Myers Squibb Co.	2.875%	2/19/21	125	126
[6]	Bristol-Myers Squibb Co.	2.550%	5/14/21	225	227
[6]	Bristol-Myers Squibb Co.	2.250%	8/15/21	75	75
[6]	Bristol-Myers Squibb Co.	2.600%	5/16/22	300	305
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	277
[6]	Bristol-Myers Squibb Co.	3.250%	8/15/22	175	180
[6]	Bristol-Myers Squibb Co.	3.550%	8/15/22	50	52
[6]	Bristol-Myers Squibb Co.	2.750%	2/15/23	150	152
[6]	Bristol-Myers Squibb Co.	3.250%	2/20/23	200	205
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	233
[6]	Bristol-Myers Squibb Co.	4.000%	8/15/23	125	133
[6]	Bristol-Myers Squibb Co.	3.625%	5/15/24	175	184
[6]	Bristol-Myers Squibb Co.	2.900%	7/26/24	625	644
[6]	Bristol-Myers Squibb Co.	3.875%	8/15/25	475	513
[6]	Bristol-Myers Squibb Co.	3.200%	6/15/26	460	482
[6]	Bristol-Myers Squibb Co.	3.450%	11/15/27	110	117
[6]	Bristol-Myers Squibb Co.	3.900%	2/20/28	275	300
[6]	Bristol-Myers Squibb Co.	3.400%	7/26/29	885	945
[6]	Bristol-Myers Squibb Co.	4.125%	6/15/39	380	438
[6]	Bristol-Myers Squibb Co.	5.700%	10/15/40	50	66
	Bristol-Myers Squibb Co.	3.250%	8/1/42	100	101
[6]	Bristol-Myers Squibb Co.	5.250%	8/15/43	150	191
	Bristol-Myers Squibb Co.	4.500%	3/1/44	100	117
[6]	Bristol-Myers Squibb Co.	4.625%	5/15/44	175	211
[6]	Bristol-Myers Squibb Co.	5.000%	8/15/45	400	505
[6]	Bristol-Myers Squibb Co.	4.350%	11/15/47	250	297

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[6]	Bristol-Myers Squibb Co.	4.550%	2/20/48	275	338
[6]	Bristol-Myers Squibb Co.	4.250%	10/26/49	725	854
	Brown-Forman Corp.	3.500%	4/15/25	75	80
	Brown-Forman Corp.	4.500%	7/15/45	100	123
	Bunge Ltd. Finance Corp.	3.000%	9/25/22	250	254
	Bunge Ltd. Finance Corp.	4.350%	3/15/24	125	131
	Bunge Ltd. Finance Corp.	3.750%	9/25/27	200	206
	Campbell Soup Co.	3.300%	3/15/21	275	279
	Campbell Soup Co.	3.650%	3/15/23	225	234
	Campbell Soup Co.	3.950%	3/15/25	200	212
	Campbell Soup Co.	3.300%	3/19/25	125	128
	Campbell Soup Co.	4.150%	3/15/28	175	189
	Campbell Soup Co.	3.800%	8/2/42	75	73
	Campbell Soup Co.	4.800%	3/15/48	135	156
	Cardinal Health Inc.	4.625%	12/15/20	100	103
	Cardinal Health Inc.	2.616%	6/15/22	115	116
	Cardinal Health Inc.	3.200%	3/15/23	150	154
	Cardinal Health Inc.	3.079%	6/15/24	290	298
	Cardinal Health Inc.	3.750%	9/15/25	100	106
	Cardinal Health Inc.	3.410%	6/15/27	265	271
	Cardinal Health Inc.	4.600%	3/15/43	75	75
	Cardinal Health Inc.	4.500%	11/15/44	50	49
	Cardinal Health Inc.	4.900%	9/15/45	100	104
	Cardinal Health Inc.	4.368%	6/15/47	125	124
	Children’s Hospital Corp.	4.115%	1/1/47	75	85
	Children’s Hospital Medical Center	4.268%	5/15/44	50	56
	CHRISTUS Health	4.341%	7/1/28	125	138
	Church & Dwight Co. Inc.	2.450%	8/1/22	25	25
	Church & Dwight Co. Inc.	3.150%	8/1/27	100	104
	Church & Dwight Co. Inc.	3.950%	8/1/47	75	82
[6]	Cigna Corp.	3.300%	2/25/21	150	152
	Cigna Corp.	3.400%	9/17/21	280	286
[6]	Cigna Corp.	4.750%	11/15/21	425	446
[6]	Cigna Corp.	3.900%	2/15/22	200	206
[6]	Cigna Corp.	4.000%	2/15/22	125	129
[6]	Cigna Corp.	3.050%	11/30/22	100	102
[6]	Cigna Corp.	3.000%	7/15/23	700	710
	Cigna Corp.	3.750%	7/15/23	200	209
[6]	Cigna Corp.	3.500%	6/15/24	175	182
[6]	Cigna Corp.	3.250%	4/15/25	250	257
	Cigna Corp.	4.125%	11/15/25	265	287
[6]	Cigna Corp.	4.500%	2/25/26	390	422
[6]	Cigna Corp.	3.400%	3/1/27	275	285
[6]	Cigna Corp.	7.875%	5/15/27	41	53
[6]	Cigna Corp.	3.050%	10/15/27	225	226
	Cigna Corp.	4.375%	10/15/28	610	675
	Cigna Corp.	4.800%	8/15/38	340	391
[6]	Cigna Corp.	6.125%	11/15/41	92	116
[6]	Cigna Corp.	4.800%	7/15/46	400	460
[6]	Cigna Corp.	3.875%	10/15/47	120	121
	Cigna Corp.	4.900%	12/15/48	570	676
	City of Hope	5.623%	11/15/43	75	99
	City of Hope	4.378%	8/15/48	100	115
	Cleveland Clinic Foundation	4.858%	1/1/14	75	93
	Clorox Co.	3.800%	11/15/21	250	258
	Clorox Co.	3.050%	9/15/22	100	102
	Clorox Co.	3.500%	12/15/24	175	185
	Clorox Co.	3.100%	10/1/27	50	52
	Clorox Co.	3.900%	5/15/28	50	55
	Coca-Cola Co.	1.875%	10/27/20	400	400
	Coca-Cola Co.	1.550%	9/1/21	175	175
	Coca-Cola Co.	3.300%	9/1/21	250	256
	Coca-Cola Co.	2.200%	5/25/22	100	101
	Coca-Cola Co.	3.200%	11/1/23	225	236
	Coca-Cola Co.	1.750%	9/6/24	100	100
	Coca-Cola Co.	2.875%	10/27/25	300	313
	Coca-Cola Co.	2.550%	6/1/26	100	102
	Coca-Cola Co.	2.250%	9/1/26	410	413
	Coca-Cola Co.	2.900%	5/25/27	50	52
	Coca-Cola Co.	2.125%	9/6/29	125	122
	Coca-Cola Consolidated Inc.	3.800%	11/25/25	125	131
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	250	264
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	150	185
	Colgate-Palmolive Co.	2.450%	11/15/21	75	76
	Colgate-Palmolive Co.	2.250%	11/15/22	75	76
	Colgate-Palmolive Co.	2.100%	5/1/23	280	282
	Colgate-Palmolive Co.	3.250%	3/15/24	100	106
	Colgate-Palmolive Co.	4.000%	8/15/45	125	149
	Colgate-Palmolive Co.	3.700%	8/1/47	50	58
	CommonSpirit Health	2.950%	11/1/22	75	76
	CommonSpirit Health	2.760%	10/1/24	100	101
	CommonSpirit Health	3.347%	10/1/29	175	176
[3]	CommonSpirit Health	4.350%	11/1/42	225	231
	CommonSpirit Health	3.817%	10/1/49	50	49
	CommonSpirit Health	4.187%	10/1/49	200	199
	Conagra Brands Inc.	3.800%	10/22/21	225	232
	Conagra Brands Inc.	3.250%	9/15/22	75	77
	Conagra Brands Inc.	3.200%	1/25/23	151	156
	Conagra Brands Inc.	4.300%	5/1/24	200	215
	Conagra Brands Inc.	4.600%	11/1/25	150	165
	Conagra Brands Inc.	7.000%	10/1/28	75	93
	Conagra Brands Inc.	4.850%	11/1/28	250	285
	Conagra Brands Inc.	8.250%	9/15/30	50	69
	Conagra Brands Inc.	5.300%	11/1/38	200	237
	Conagra Brands Inc.	5.400%	11/1/48	225	274
	Constellation Brands Inc.	3.750%	5/1/21	100	102
	Constellation Brands Inc.	2.700%	5/9/22	50	51
	Constellation Brands Inc.	2.650%	11/7/22	250	253
	Constellation Brands Inc.	3.200%	2/15/23	250	257
	Constellation Brands Inc.	4.250%	5/1/23	200	212
	Constellation Brands Inc.	4.750%	11/15/24	175	193
	Constellation Brands Inc.	4.400%	11/15/25	100	109
	Constellation Brands Inc.	3.700%	12/6/26	100	106
	Constellation Brands Inc.	3.500%	5/9/27	150	156
	Constellation Brands Inc.	3.600%	2/15/28	175	184
	Constellation Brands Inc.	4.650%	11/15/28	75	84
	Constellation Brands Inc.	3.150%	8/1/29	225	227
	Constellation Brands Inc.	4.500%	5/9/47	75	81
	Constellation Brands Inc.	4.100%	2/15/48	100	104
	Constellation Brands Inc.	5.250%	11/15/48	100	121
	Covidien International Finance SA	3.200%	6/15/22	200	205
	CVS Health Corp.	3.350%	3/9/21	383	389
	CVS Health Corp.	2.125%	6/1/21	250	250
	CVS Health Corp.	3.500%	7/20/22	350	361
	CVS Health Corp.	2.750%	12/1/22	150	152
	CVS Health Corp.	4.750%	12/1/22	150	160
	CVS Health Corp.	3.700%	3/9/23	1,155	1,202
	CVS Health Corp.	4.000%	12/5/23	195	206
	CVS Health Corp.	3.375%	8/12/24	475	494
	CVS Health Corp.	4.100%	3/25/25	905	970
	CVS Health Corp.	3.875%	7/20/25	765	815
	CVS Health Corp.	2.875%	6/1/26	425	431
	CVS Health Corp.	4.300%	3/25/28	1,635	1,782
	CVS Health Corp.	3.250%	8/15/29	360	365
	CVS Health Corp.	4.875%	7/20/35	125	142
	CVS Health Corp.	4.780%	3/25/38	1,000	1,131
	CVS Health Corp.	6.125%	9/15/39	75	96
	CVS Health Corp.	5.300%	12/5/43	150	178
	CVS Health Corp.	5.125%	7/20/45	875	1,030
	CVS Health Corp.	5.050%	3/25/48	1,550	1,833
	Danaher Corp.	3.350%	9/15/25	100	106
	Danaher Corp.	4.375%	9/15/45	75	88
	Dartmouth-Hitchcock Health	4.178%	8/1/48	100	111
	Delhaize America LLC	9.000%	4/15/31	100	147
	DH Europe Finance II Sarl	2.050%	11/15/22	250	250
	DH Europe Finance II Sarl	2.200%	11/15/24	250	249
	DH Europe Finance II Sarl	2.600%	11/15/29	150	149
	DH Europe Finance II Sarl	3.250%	11/15/39	175	176
	DH Europe Finance II Sarl	3.400%	11/15/49	175	179
	Diageo Capital plc	2.625%	4/29/23	500	508
	Diageo Capital plc	2.125%	10/24/24	200	200
	Diageo Capital plc	2.375%	10/24/29	200	197

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Diageo Capital plc	5.875%	9/30/36	50	68
Diageo Capital plc	3.875%	4/29/43	100	110
Diageo Investment Corp.	2.875%	5/11/22	300	306
Diageo Investment Corp.	4.250%	5/11/42	150	173
Dignity Health	3.125%	11/1/22	50	51
Dignity Health	3.812%	11/1/24	100	105
Dignity Health	4.500%	11/1/42	100	104
Dignity Health	5.267%	11/1/64	50	57
Duke University Health System Inc.	3.920%	6/1/47	100	111
Edwards Lifesciences Corp.	4.300%	6/15/28	100	111
Eli Lilly & Co.	2.350%	5/15/22	50	51
Eli Lilly & Co.	2.750%	6/1/25	71	73
Eli Lilly & Co.	3.375%	3/15/29	225	242
Eli Lilly & Co.	3.950%	3/15/49	400	461
Eli Lilly & Co.	4.150%	3/15/59	350	411
Estee Lauder Cos. Inc.	1.700%	5/10/21	225	224
Estee Lauder Cos. Inc.	3.150%	3/15/27	150	159
Estee Lauder Cos. Inc.	2.375%	12/1/29	25	25
Estee Lauder Cos. Inc.	6.000%	5/15/37	75	103
Estee Lauder Cos. Inc.	4.375%	6/15/45	100	119
Estee Lauder Cos. Inc.	4.150%	3/15/47	100	116
Estee Lauder Cos. Inc.	3.125%	12/1/49	125	125
Flowers Foods Inc.	4.375%	4/1/22	50	52
Flowers Foods Inc.	3.500%	10/1/26	75	77
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	100	111
General Mills Inc.	3.150%	12/15/21	25	26
General Mills Inc.	2.600%	10/12/22	250	254
General Mills Inc.	3.700%	10/17/23	575	606
General Mills Inc.	3.650%	2/15/24	100	105
General Mills Inc.	3.200%	2/10/27	150	157
General Mills Inc.	4.200%	4/17/28	225	250
General Mills Inc.	4.550%	4/17/38	75	87
General Mills Inc.	5.400%	6/15/40	100	123
General Mills Inc.	4.150%	2/15/43	100	107
General Mills Inc.	4.700%	4/17/48	75	89
Gilead Sciences Inc.	4.500%	4/1/21	150	154
Gilead Sciences Inc.	4.400%	12/1/21	725	756
Gilead Sciences Inc.	3.250%	9/1/22	375	387
Gilead Sciences Inc.	2.500%	9/1/23	300	304
Gilead Sciences Inc.	3.700%	4/1/24	470	499
Gilead Sciences Inc.	3.500%	2/1/25	335	355
Gilead Sciences Inc.	3.650%	3/1/26	575	618
Gilead Sciences Inc.	2.950%	3/1/27	225	233
Gilead Sciences Inc.	4.600%	9/1/35	100	120
Gilead Sciences Inc.	4.000%	9/1/36	150	166
Gilead Sciences Inc.	5.650%	12/1/41	175	230
Gilead Sciences Inc.	4.800%	4/1/44	300	359
Gilead Sciences Inc.	4.500%	2/1/45	325	375
Gilead Sciences Inc.	4.750%	3/1/46	505	603
Gilead Sciences Inc.	4.150%	3/1/47	475	525
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	51
GlaxoSmithKline Capital Inc.	3.375%	5/15/23	225	234
GlaxoSmithKline Capital Inc.	3.625%	5/15/25	325	348
GlaxoSmithKline Capital Inc.	3.875%	5/15/28	375	413
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	85	108
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	786
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	116
GlaxoSmithKline Capital plc	3.125%	5/14/21	375	381
GlaxoSmithKline Capital plc	2.850%	5/8/22	100	102
GlaxoSmithKline Capital plc	2.875%	6/1/22	350	357
GlaxoSmithKline Capital plc	3.000%	6/1/24	200	207
GlaxoSmithKline Capital plc	3.375%	6/1/29	200	214
Hackensack Meridian Health Inc.	4.211%	7/1/48	125	140
Hackensack Meridian Health Inc.	4.500%	7/1/57	50	59
Hasbro Inc.	3.900%	11/19/29	175	176
Hasbro Inc.	6.350%	3/15/40	125	146
Hasbro Inc.	5.100%	5/15/44	50	50
HCA Inc.	4.750%	5/1/23	250	267
HCA Inc.	5.000%	3/15/24	375	409
HCA Inc.	5.250%	4/15/25	320	358
HCA Inc.	5.250%	6/15/26	275	308
HCA Inc.	4.500%	2/15/27	25	27
HCA Inc.	4.125%	6/15/29	405	429
HCA Inc.	5.125%	6/15/39	100	111
HCA Inc.	5.500%	6/15/47	375	433
HCA Inc.	5.250%	6/15/49	400	450
Hershey Co.	4.125%	12/1/20	75	76
Hershey Co.	3.100%	5/15/21	75	76
Hershey Co.	2.625%	5/1/23	100	102
Hershey Co.	3.375%	5/15/23	150	157
Hershey Co.	2.050%	11/15/24	55	55
Hershey Co.	3.200%	8/21/25	65	68
Hershey Co.	2.300%	8/15/26	100	101
Hershey Co.	2.450%	11/15/29	130	130
Hershey Co.	3.125%	11/15/49	150	148
Indiana University Health Inc. Obligated Group	3.970%	11/1/48	125	140
Ingredion Inc.	3.200%	10/1/26	100	101
JM Smucker Co.	3.500%	10/15/21	175	179
JM Smucker Co.	3.000%	3/15/22	100	102
JM Smucker Co.	3.500%	3/15/25	175	184
JM Smucker Co.	3.375%	12/15/27	150	156
JM Smucker Co.	4.250%	3/15/35	100	108
JM Smucker Co.	4.375%	3/15/45	125	136
Johns Hopkins Health System Corp.	3.837%	5/15/46	100	109
Johnson & Johnson	1.950%	11/10/20	200	200
Johnson & Johnson	1.650%	3/1/21	275	274
Johnson & Johnson	2.250%	3/3/22	325	328
Johnson & Johnson	2.050%	3/1/23	125	126
Johnson & Johnson	3.375%	12/5/23	200	212
Johnson & Johnson	2.625%	1/15/25	250	258
Johnson & Johnson	2.450%	3/1/26	350	355
Johnson & Johnson	2.950%	3/3/27	200	210
Johnson & Johnson	2.900%	1/15/28	100	104
Johnson & Johnson	6.950%	9/1/29	75	105
Johnson & Johnson	4.950%	5/15/33	150	187
Johnson & Johnson	4.375%	12/5/33	175	208
Johnson & Johnson	3.550%	3/1/36	175	192
Johnson & Johnson	3.625%	3/3/37	300	331
Johnson & Johnson	5.950%	8/15/37	300	427
Johnson & Johnson	3.400%	1/15/38	200	214
Johnson & Johnson	4.500%	9/1/40	150	182
Johnson & Johnson	4.850%	5/15/41	75	95
Johnson & Johnson	4.500%	12/5/43	200	246
Johnson & Johnson	3.700%	3/1/46	350	395
Johnson & Johnson	3.750%	3/3/47	200	228
Johnson & Johnson	3.500%	1/15/48	200	216
Kaiser Foundation Hospitals	3.500%	4/1/22	50	52
Kaiser Foundation Hospitals	3.150%	5/1/27	100	104
Kaiser Foundation Hospitals	4.875%	4/1/42	235	288
Kaiser Foundation Hospitals	4.150%	5/1/47	150	171
Kaiser Foundation Hospitals	3.266%	11/1/49	200	201
Kellogg Co.	4.000%	12/15/20	28	28
Kellogg Co.	2.650%	12/1/23	126	128
Kellogg Co.	3.250%	4/1/26	125	130
Kellogg Co.	3.400%	11/15/27	125	131
Kellogg Co.	7.450%	4/1/31	25	35
Kellogg Co.	4.500%	4/1/46	250	278
Keurig Dr Pepper Inc.	3.551%	5/25/21	300	306
Keurig Dr Pepper Inc.	2.700%	11/15/22	50	50
Keurig Dr Pepper Inc.	4.057%	5/25/23	375	395
Keurig Dr Pepper Inc.	3.130%	12/15/23	350	359
Keurig Dr Pepper Inc.	4.417%	5/25/25	175	191
Keurig Dr Pepper Inc.	3.400%	11/15/25	100	104
Keurig Dr Pepper Inc.	2.550%	9/15/26	75	75
Keurig Dr Pepper Inc.	3.430%	6/15/27	100	104
Keurig Dr Pepper Inc.	4.597%	5/25/28	395	444
Keurig Dr Pepper Inc.	7.450%	5/1/38	16	22
Keurig Dr Pepper Inc.	4.985%	5/25/38	100	118
Keurig Dr Pepper Inc.	4.500%	11/15/45	200	218
Keurig Dr Pepper Inc.	4.420%	12/15/46	125	135

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kimberly-Clark Corp.	3.050%	8/15/25	50	52
	Kimberly-Clark Corp.	2.750%	2/15/26	100	103
	Kimberly-Clark Corp.	3.950%	11/1/28	50	56
	Kimberly-Clark Corp.	3.200%	4/25/29	150	160
	Kimberly-Clark Corp.	6.625%	8/1/37	250	368
	Kimberly-Clark Corp.	5.300%	3/1/41	25	33
	Kimberly-Clark Corp.	3.200%	7/30/46	175	176
	Koninklijke Ahold Delhaize NV	5.700%	10/1/40	37	45
	Koninklijke Philips NV	6.875%	3/11/38	100	140
	Koninklijke Philips NV	5.000%	3/15/42	150	179
	Kraft Foods Group Inc.	6.875%	1/26/39	200	250
	Kraft Foods Group Inc.	6.500%	2/9/40	50	61
	Kraft Foods Group Inc.	5.000%	6/4/42	235	251
	Kraft Heinz Foods Co.	3.500%	7/15/22	256	264
	Kraft Heinz Foods Co.	4.000%	6/15/23	240	252
	Kraft Heinz Foods Co.	3.950%	7/15/25	360	381
	Kraft Heinz Foods Co.	3.000%	6/1/26	400	400
	Kraft Heinz Foods Co.	4.625%	1/30/29	200	219
[6]	Kraft Heinz Foods Co.	3.750%	4/1/30	200	205
	Kraft Heinz Foods Co.	5.000%	7/15/35	195	217
[6]	Kraft Heinz Foods Co.	4.625%	10/1/39	100	104
	Kraft Heinz Foods Co.	5.200%	7/15/45	495	534
	Kraft Heinz Foods Co.	4.375%	6/1/46	700	689
[6]	Kraft Heinz Foods Co.	4.875%	10/1/49	300	312
	Kroger Co.	3.300%	1/15/21	250	253
	Kroger Co.	2.600%	2/1/21	50	50
	Kroger Co.	2.950%	11/1/21	150	152
	Kroger Co.	3.400%	4/15/22	75	77
	Kroger Co.	2.800%	8/1/22	100	102
	Kroger Co.	4.000%	2/1/24	100	106
	Kroger Co.	3.500%	2/1/26	160	167
	Kroger Co.	2.650%	10/15/26	140	140
	Kroger Co.	3.700%	8/1/27	100	107
	Kroger Co.	7.700%	6/1/29	50	67
	Kroger Co.	8.000%	9/15/29	125	171
	Kroger Co.	7.500%	4/1/31	100	137
	Kroger Co.	5.400%	7/15/40	50	58
	Kroger Co.	5.000%	4/15/42	125	139
	Kroger Co.	5.150%	8/1/43	100	112
	Kroger Co.	3.875%	10/15/46	50	49
	Kroger Co.	4.450%	2/1/47	225	238
	Kroger Co.	4.650%	1/15/48	150	163
	Laboratory Corp. of America Holdings	3.200%	2/1/22	500	510
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	26
	Laboratory Corp. of America Holdings	3.250%	9/1/24	150	156
	Laboratory Corp. of America Holdings	2.300%	12/1/24	100	100
	Laboratory Corp. of America Holdings	3.600%	2/1/25	200	210
	Laboratory Corp. of America Holdings	3.600%	9/1/27	100	105
	Laboratory Corp. of America Holdings	2.950%	12/1/29	125	125
	Laboratory Corp. of America Holdings	4.700%	2/1/45	195	219
[3]	Mayo Clinic	3.774%	11/15/43	75	81
[3]	Mayo Clinic	4.128%	11/15/52	50	56
	McCormick & Co. Inc.	3.900%	7/15/21	50	51
	McCormick & Co. Inc.	3.150%	8/15/24	150	155
	McCormick & Co. Inc.	3.400%	8/15/27	150	156
	McKesson Corp.	3.796%	3/15/24	200	210
	McKesson Corp.	3.950%	2/16/28	200	212
	Mead Johnson Nutrition Co.	3.000%	11/15/20	150	151
	Mead Johnson Nutrition Co.	4.125%	11/15/25	125	137
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	134
	Mead Johnson Nutrition Co.	4.600%	6/1/44	150	180
	Medtronic Inc.	3.150%	3/15/22	325	334
	Medtronic Inc.	3.500%	3/15/25	397	425
	Medtronic Inc.	4.375%	3/15/35	611	721
	Medtronic Inc.	4.625%	3/15/45	344	431
	Memorial Health Services	3.447%	11/1/49	150	147
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	150	173
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	25	29
	Merck & Co. Inc.	3.875%	1/15/21	225	229
	Merck & Co. Inc.	2.350%	2/10/22	250	253
	Merck & Co. Inc.	2.400%	9/15/22	250	253
	Merck & Co. Inc.	2.800%	5/18/23	325	335
	Merck & Co. Inc.	2.900%	3/7/24	25	26
	Merck & Co. Inc.	2.750%	2/10/25	525	542
	Merck & Co. Inc.	3.400%	3/7/29	275	297
	Merck & Co. Inc.	6.500%	12/1/33	125	176
	Merck & Co. Inc.	3.900%	3/7/39	200	228
	Merck & Co. Inc.	3.600%	9/15/42	100	108
	Merck & Co. Inc.	4.150%	5/18/43	200	236
	Merck & Co. Inc.	3.700%	2/10/45	525	580
	Merck & Co. Inc.	4.000%	3/7/49	375	436
	Mercy Health	4.302%	7/1/28	25	28
	Molson Coors Beverage Co.	2.100%	7/15/21	100	100
	Molson Coors Beverage Co.	3.500%	5/1/22	25	26
	Molson Coors Beverage Co.	3.000%	7/15/26	375	379
	Molson Coors Beverage Co.	5.000%	5/1/42	100	109
	Molson Coors Beverage Co.	4.200%	7/15/46	475	473
[6]	Mondelez International Holdings Netherlands BV	2.125%	9/19/22	200	200
	Mondelez International Inc.	3.625%	2/13/26	100	107
[3]	Montefiore Obligated Group	5.246%	11/1/48	150	168
[3]	Mount Sinai Hospitals Group Inc.	3.981%	7/1/48	50	52
[3]	Mount Sinai Hospitals Group Inc.	3.737%	7/1/49	100	99
	Mylan Inc.	4.200%	11/29/23	100	106
	Mylan Inc.	4.550%	4/15/28	150	161
	Mylan Inc.	5.400%	11/29/43	125	136
	Mylan Inc.	5.200%	4/15/48	125	138
	Mylan NV	3.150%	6/15/21	400	404
	Mylan NV	3.950%	6/15/26	375	389
	Mylan NV	5.250%	6/15/46	200	223
	New York & Presbyterian Hospital	4.024%	8/1/45	130	145
	New York & Presbyterian Hospital	4.063%	8/1/56	75	81
	New York & Presbyterian Hospital	3.954%	8/1/19	125	125
	Northwell Healthcare Inc.	3.979%	11/1/46	100	102
	Northwell Healthcare Inc.	4.260%	11/1/47	200	214
	Northwell Healthcare Inc.	3.809%	11/1/49	100	100
	Novartis Capital Corp.	2.400%	5/17/22	400	405
	Novartis Capital Corp.	2.400%	9/21/22	175	178
	Novartis Capital Corp.	3.400%	5/6/24	400	423
	Novartis Capital Corp.	3.000%	11/20/25	350	367
	Novartis Capital Corp.	3.100%	5/17/27	175	184
	Novartis Capital Corp.	3.700%	9/21/42	100	110
	Novartis Capital Corp.	4.400%	5/6/44	375	455
	Novartis Capital Corp.	4.000%	11/20/45	225	261
	NYU Hospitals Center	4.784%	7/1/44	100	120
[3]	NYU Hospitals Center	4.368%	7/1/47	110	123
	Orlando Health Obligated Group	4.089%	10/1/48	50	55
	Partners Healthcare System Inc.	4.117%	7/1/55	50	55
	PeaceHealth Obligated Group	4.787%	11/15/48	75	92
	PepsiCo Inc.	2.000%	4/15/21	300	301
	PepsiCo Inc.	3.000%	8/25/21	150	153
	PepsiCo Inc.	1.700%	10/6/21	175	175
	PepsiCo Inc.	2.750%	3/5/22	375	383
	PepsiCo Inc.	2.250%	5/2/22	150	151
	PepsiCo Inc.	3.600%	3/1/24	700	744
	PepsiCo Inc.	2.750%	4/30/25	200	207
	PepsiCo Inc.	3.500%	7/17/25	125	134
	PepsiCo Inc.	2.375%	10/6/26	225	228
	PepsiCo Inc.	3.000%	10/15/27	325	343
	PepsiCo Inc.	2.625%	7/29/29	200	204
	PepsiCo Inc.	4.000%	3/5/42	175	199
	PepsiCo Inc.	3.600%	8/13/42	100	107
	PepsiCo Inc.	4.250%	10/22/44	225	265
	PepsiCo Inc.	4.600%	7/17/45	75	93
	PepsiCo Inc.	4.450%	4/14/46	275	338
	PepsiCo Inc.	3.450%	10/6/46	300	317
	PepsiCo Inc.	4.000%	5/2/47	100	115
	PepsiCo Inc.	3.375%	7/29/49	200	209
	PepsiCo Inc.	2.875%	10/15/49	325	311
	PerkinElmer Inc.	3.300%	9/15/29	175	178
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	200	206
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	225	232

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	80	74
	Pfizer Inc.	1.950%	6/3/21	225	226
	Pfizer Inc.	3.000%	9/15/21	125	127
	Pfizer Inc.	2.200%	12/15/21	100	101
	Pfizer Inc.	2.800%	3/11/22	200	204
	Pfizer Inc.	3.200%	9/15/23	125	130
	Pfizer Inc.	2.950%	3/15/24	150	156
	Pfizer Inc.	3.400%	5/15/24	100	106
	Pfizer Inc.	2.750%	6/3/26	290	299
	Pfizer Inc.	3.000%	12/15/26	300	315
	Pfizer Inc.	3.600%	9/15/28	200	218
	Pfizer Inc.	3.450%	3/15/29	375	403
	Pfizer Inc.	4.000%	12/15/36	200	228
	Pfizer Inc.	4.100%	9/15/38	150	171
	Pfizer Inc.	3.900%	3/15/39	125	141
	Pfizer Inc.	7.200%	3/15/39	425	666
	Pfizer Inc.	4.300%	6/15/43	125	147
	Pfizer Inc.	4.400%	5/15/44	200	239
	Pfizer Inc.	4.125%	12/15/46	250	288
	Pfizer Inc.	4.200%	9/15/48	450	527
	Pfizer Inc.	4.000%	3/15/49	250	289
	Pharmacia LLC	6.600%	12/1/28	175	230
	Philip Morris International Inc.	1.875%	2/25/21	125	125
	Philip Morris International Inc.	2.500%	11/2/22	300	305
	Philip Morris International Inc.	2.625%	3/6/23	100	102
	Philip Morris International Inc.	2.125%	5/10/23	95	95
	Philip Morris International Inc.	3.600%	11/15/23	500	526
	Philip Morris International Inc.	2.875%	5/1/24	220	226
	Philip Morris International Inc.	3.250%	11/10/24	250	262
	Philip Morris International Inc.	3.375%	8/11/25	150	158
	Philip Morris International Inc.	2.750%	2/25/26	180	182
	Philip Morris International Inc.	3.125%	3/2/28	100	103
	Philip Morris International Inc.	3.375%	8/15/29	200	209
	Philip Morris International Inc.	6.375%	5/16/38	200	278
	Philip Morris International Inc.	4.375%	11/15/41	350	388
	Philip Morris International Inc.	4.500%	3/20/42	125	140
	Philip Morris International Inc.	3.875%	8/21/42	25	26
	Philip Morris International Inc.	4.125%	3/4/43	175	189
	Philip Morris International Inc.	4.875%	11/15/43	155	182
	Philip Morris International Inc.	4.250%	11/10/44	200	220
[3]	Procter & Gamble - Esop	9.360%	1/1/21	83	87
	Procter & Gamble Co.	1.900%	10/23/20	100	100
	Procter & Gamble Co.	1.850%	2/2/21	100	100
	Procter & Gamble Co.	1.700%	11/3/21	125	125
	Procter & Gamble Co.	2.300%	2/6/22	425	431
	Procter & Gamble Co.	3.100%	8/15/23	150	157
	Procter & Gamble Co.	2.700%	2/2/26	100	104
	Procter & Gamble Co.	2.450%	11/3/26	100	103
	Procter & Gamble Co.	3.500%	10/25/47	225	253
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	50	50
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	150	147
[3]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	75	78
[3]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	75	80
	Quest Diagnostics Inc.	4.250%	4/1/24	100	107
	Quest Diagnostics Inc.	3.500%	3/30/25	100	105
	Quest Diagnostics Inc.	3.450%	6/1/26	125	131
	Quest Diagnostics Inc.	4.200%	6/30/29	140	154
	Quest Diagnostics Inc.	2.950%	6/30/30	160	160
	Quest Diagnostics Inc.	5.750%	1/30/40	13	14
	Quest Diagnostics Inc.	4.700%	3/30/45	25	28
	Reynolds American Inc.	4.000%	6/12/22	175	182
	Reynolds American Inc.	4.850%	9/15/23	125	135
	Reynolds American Inc.	4.450%	6/12/25	475	511
	Reynolds American Inc.	5.700%	8/15/35	175	202
	Reynolds American Inc.	7.250%	6/15/37	100	128
	Reynolds American Inc.	6.150%	9/15/43	75	87
	Reynolds American Inc.	5.850%	8/15/45	375	429
	RWJ Barnabas Health Inc.	3.949%	7/1/46	100	106
	RWJ Barnabas Health Inc.	3.477%	7/1/49	25	25
	Sanofi	4.000%	3/29/21	350	359
	Sanofi	3.375%	6/19/23	225	236
	Sanofi	3.625%	6/19/28	225	250
	Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	700	703
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	625	636
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	575	592
	Spectrum Health System Obligated Group	3.487%	7/15/49	75	75
	SSM Health Care Corp.	3.688%	6/1/23	150	156
	SSM Health Care Corp.	3.823%	6/1/27	100	106
	Stanford Health Care	3.795%	11/15/48	125	135
	Stryker Corp.	2.625%	3/15/21	150	151
	Stryker Corp.	3.375%	5/15/24	213	223
	Stryker Corp.	3.375%	11/1/25	140	147
	Stryker Corp.	3.500%	3/15/26	183	194
	Stryker Corp.	3.650%	3/7/28	50	54
	Stryker Corp.	4.100%	4/1/43	75	81
	Stryker Corp.	4.375%	5/15/44	50	57
	Stryker Corp.	4.625%	3/15/46	175	210
	Sutter Health	3.695%	8/15/28	75	80
	Sutter Health	4.091%	8/15/48	75	83
	Sysco Corp.	2.500%	7/15/21	75	76
	Sysco Corp.	2.600%	6/12/22	125	127
	Sysco Corp.	3.750%	10/1/25	75	80
	Sysco Corp.	3.300%	7/15/26	250	263
	Sysco Corp.	3.250%	7/15/27	175	183
	Sysco Corp.	4.850%	10/1/45	50	60
	Sysco Corp.	4.500%	4/1/46	200	229
	Sysco Corp.	4.450%	3/15/48	100	114
	Takeda Pharmaceutical Co. Ltd.	4.000%	11/26/21	200	207
	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	200	214
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	405	471
[3]	Texas Health Resources	4.330%	11/15/55	25	29
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	125	128
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	400	427
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	200	206
	Thermo Fisher Scientific Inc.	3.200%	8/15/27	50	52
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	225	222
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	185	234
	Toledo Hospital	5.325%	11/15/28	50	54
	Trinity Health Corp.	4.125%	12/1/45	85	93
	Tyson Foods Inc.	2.250%	8/23/21	50	50
	Tyson Foods Inc.	4.500%	6/15/22	275	289
	Tyson Foods Inc.	3.900%	9/28/23	100	106
	Tyson Foods Inc.	3.950%	8/15/24	925	989
	Tyson Foods Inc.	3.550%	6/2/27	275	292
	Tyson Foods Inc.	4.350%	3/1/29	280	317
	Tyson Foods Inc.	4.875%	8/15/34	100	117
	Tyson Foods Inc.	5.150%	8/15/44	200	242
	Tyson Foods Inc.	4.550%	6/2/47	150	170
	Tyson Foods Inc.	5.100%	9/28/48	275	346
	Unilever Capital Corp.	4.250%	2/10/21	200	205
	Unilever Capital Corp.	2.750%	3/22/21	100	101
	Unilever Capital Corp.	1.375%	7/28/21	100	99
	Unilever Capital Corp.	3.000%	3/7/22	100	102
	Unilever Capital Corp.	3.250%	3/7/24	250	262
	Unilever Capital Corp.	2.600%	5/5/24	450	460
	Unilever Capital Corp.	3.100%	7/30/25	225	235
	Unilever Capital Corp.	2.000%	7/28/26	125	124
	Unilever Capital Corp.	3.500%	3/22/28	200	216
	Unilever Capital Corp.	2.125%	9/6/29	175	170
	Unilever Capital Corp.	5.900%	11/15/32	200	271
	Whirlpool Corp.	4.700%	6/1/22	100	106
	Whirlpool Corp.	4.000%	3/1/24	50	53
	Whirlpool Corp.	3.700%	5/1/25	75	79
	Whirlpool Corp.	4.750%	2/26/29	150	167

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Whirlpool Corp.	4.500%	6/1/46	100	103
[3]	Willis-Knighton Medical Center	4.813%	9/1/48	50	60
	Wyeth LLC	7.250%	3/1/23	250	289
	Wyeth LLC	6.450%	2/1/24	300	350
	Wyeth LLC	6.500%	2/1/34	150	209
	Wyeth LLC	6.000%	2/15/36	85	113
	Wyeth LLC	5.950%	4/1/37	385	524
	Zeneca Wilmington Inc.	7.000%	11/15/23	25	29
	Zimmer Biomet Holdings Inc.	3.375%	11/30/21	100	102
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	175	179
	Zimmer Biomet Holdings Inc.	3.700%	3/19/23	50	52
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	350	368
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	59
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	150	157
	Zoetis Inc.	3.450%	11/13/20	75	76
	Zoetis Inc.	3.250%	8/20/21	50	51
	Zoetis Inc.	3.250%	2/1/23	350	361
	Zoetis Inc.	4.500%	11/13/25	100	111
	Zoetis Inc.	3.000%	9/12/27	150	153
	Zoetis Inc.	3.900%	8/20/28	100	108
	Zoetis Inc.	4.700%	2/1/43	175	208
	Zoetis Inc.	3.950%	9/12/47	150	163
	Zoetis Inc.	4.450%	8/20/48	75	88

	Energy (2.4%)
	Apache Corp.	3.625%	2/1/21	17	17
	Apache Corp.	3.250%	4/15/22	21	21
	Apache Corp.	4.375%	10/15/28	400	417
	Apache Corp.	5.100%	9/1/40	350	355
	Apache Corp.	5.250%	2/1/42	100	104
	Apache Corp.	4.750%	4/15/43	200	191
	Apache Corp.	4.250%	1/15/44	150	138
	Baker Hughes a GE Co. LLC	5.125%	9/15/40	175	206
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	425	433
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	200	208
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.138%	11/7/29	250	256
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	275	282
	Boardwalk Pipelines LP	3.375%	2/1/23	100	102
	Boardwalk Pipelines LP	4.950%	12/15/24	150	162
	Boardwalk Pipelines LP	5.950%	6/1/26	200	224
	Boardwalk Pipelines LP	4.450%	7/15/27	100	103
	Boardwalk Pipelines LP	4.800%	5/3/29	100	106
	BP Capital Markets America Inc.	4.742%	3/11/21	350	362
	BP Capital Markets America Inc.	3.245%	5/6/22	250	258
	BP Capital Markets America Inc.	2.520%	9/19/22	50	51
	BP Capital Markets America Inc.	2.750%	5/10/23	300	307
	BP Capital Markets America Inc.	3.216%	11/28/23	1,082	1,124
	BP Capital Markets America Inc.	3.796%	9/21/25	125	135
	BP Capital Markets America Inc.	3.410%	2/11/26	100	106
	BP Capital Markets America Inc.	3.119%	5/4/26	550	573
	BP Capital Markets America Inc.	3.017%	1/16/27	400	414
	BP Capital Markets America Inc.	3.937%	9/21/28	175	193
	BP Capital Markets America Inc.	4.234%	11/6/28	100	113
	BP Capital Markets plc	3.062%	3/17/22	25	26
	BP Capital Markets plc	2.500%	11/6/22	450	458
	BP Capital Markets plc	3.994%	9/26/23	200	213
	BP Capital Markets plc	3.814%	2/10/24	400	427
	BP Capital Markets plc	3.535%	11/4/24	68	72
	BP Capital Markets plc	3.506%	3/17/25	200	213
	BP Capital Markets plc	3.279%	9/19/27	150	158
	BP Capital Markets plc	3.723%	11/28/28	100	109
	Burlington Resources Finance Co.	7.400%	12/1/31	175	249
	Canadian Natural Resources Ltd.	3.450%	11/15/21	100	102
	Canadian Natural Resources Ltd.	2.950%	1/15/23	200	204
	Canadian Natural Resources Ltd.	3.850%	6/1/27	750	798
	Canadian Natural Resources Ltd.	7.200%	1/15/32	150	203
	Canadian Natural Resources Ltd.	6.450%	6/30/33	125	160
	Canadian Natural Resources Ltd.	5.850%	2/1/35	100	123
	Canadian Natural Resources Ltd.	6.500%	2/15/37	50	65
	Canadian Natural Resources Ltd.	6.250%	3/15/38	100	129
	Canadian Natural Resources Ltd.	4.950%	6/1/47	140	170
	Cenovus Energy Inc.	3.800%	9/15/23	351	364
	Cenovus Energy Inc.	4.250%	4/15/27	225	237
	Cenovus Energy Inc.	5.250%	6/15/37	150	165
	Cenovus Energy Inc.	6.750%	11/15/39	300	382
	Cenovus Energy Inc.	5.400%	6/15/47	300	350
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	200	230
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	225	253
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	475	526
[6]	Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	300	307
	Chevron Corp.	2.100%	5/16/21	300	301
	Chevron Corp.	2.498%	3/3/22	100	102
	Chevron Corp.	2.355%	12/5/22	1,130	1,145
	Chevron Corp.	3.191%	6/24/23	225	234
	Chevron Corp.	2.895%	3/3/24	100	103
	Chevron Corp.	2.954%	5/16/26	400	418
	Cimarex Energy Co.	4.375%	6/1/24	200	211
	Cimarex Energy Co.	3.900%	5/15/27	250	258
	Cimarex Energy Co.	4.375%	3/15/29	100	106
	Columbia Pipeline Group Inc.	4.500%	6/1/25	300	328
	Columbia Pipeline Group Inc.	5.800%	6/1/45	100	127
	Concho Resources Inc.	3.750%	10/1/27	400	419
	Concho Resources Inc.	4.875%	10/1/47	200	233
	Concho Resources Inc.	4.850%	8/15/48	125	145
	ConocoPhillips	5.900%	10/15/32	450	588
	ConocoPhillips	5.900%	5/15/38	450	611
	ConocoPhillips	6.500%	2/1/39	200	290
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	268
	ConocoPhillips Co.	4.300%	11/15/44	125	146
	ConocoPhillips Holding Co.	6.950%	4/15/29	350	475
	Continental Resources Inc.	5.000%	9/15/22	175	176
	Continental Resources Inc.	4.500%	4/15/23	200	209
	Continental Resources Inc.	4.375%	1/15/28	200	212
	Continental Resources Inc.	4.900%	6/1/44	100	107
	Devon Energy Corp.	5.850%	12/15/25	100	118
	Devon Energy Corp.	7.950%	4/15/32	163	231
	Devon Energy Corp.	5.600%	7/15/41	325	395
	Devon Energy Corp.	4.750%	5/15/42	200	224
	Devon Financing Co. LLC	7.875%	9/30/31	160	220
	Diamondback Energy Inc.	2.875%	12/1/24	200	202
	Diamondback Energy Inc.	3.250%	12/1/26	200	202
	Diamondback Energy Inc.	3.500%	12/1/29	250	254
	Dominion Energy Gas Holdings LLC	2.500%	11/15/24	100	100
	Dominion Energy Gas Holdings LLC	3.600%	12/15/24	200	210
	Dominion Energy Gas Holdings LLC	3.000%	11/15/29	100	99
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	200	217
	Enable Midstream Partners LP	3.900%	5/15/24	150	153
	Enable Midstream Partners LP	4.400%	3/15/27	150	147
	Enable Midstream Partners LP	4.950%	5/15/28	100	101
	Enable Midstream Partners LP	4.150%	9/15/29	200	189
	Enable Midstream Partners LP	5.000%	5/15/44	100	90
	Enbridge Energy Partners LP	5.875%	10/15/25	150	175
	Enbridge Energy Partners LP	7.500%	4/15/38	150	214
	Enbridge Energy Partners LP	5.500%	9/15/40	75	89
	Enbridge Energy Partners LP	7.375%	10/15/45	125	186
	Enbridge Inc.	2.900%	7/15/22	75	76
	Enbridge Inc.	2.500%	1/15/25	100	101
	Enbridge Inc.	3.700%	7/15/27	150	158
	Enbridge Inc.	3.125%	11/15/29	200	202
	Enbridge Inc.	4.500%	6/10/44	100	110
	Enbridge Inc.	4.000%	11/15/49	100	104
	Encana Corp.	6.500%	8/15/34	300	352
	Encana Corp.	6.625%	8/15/37	200	237
	Encana Corp.	6.500%	2/1/38	100	117
	Energy Transfer Operating LP	4.650%	6/1/21	105	108
	Energy Transfer Operating LP	3.600%	2/1/23	450	461
	Energy Transfer Operating LP	4.250%	3/15/23	400	418
	Energy Transfer Operating LP	4.200%	9/15/23	80	84

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Energy Transfer Operating LP	4.050%	3/15/25	1,000	1,048
	Energy Transfer Operating LP	4.750%	1/15/26	100	108
	Energy Transfer Operating LP	4.200%	4/15/27	100	105
	Energy Transfer Operating LP	5.500%	6/1/27	380	427
	Energy Transfer Operating LP	5.250%	4/15/29	325	364
	Energy Transfer Operating LP	6.250%	4/15/49	320	385
	Energy Transfer Partners LP	4.950%	6/15/28	350	383
	Energy Transfer Partners LP	6.625%	10/15/36	150	178
	Energy Transfer Partners LP	5.800%	6/15/38	150	169
	Energy Transfer Partners LP	6.050%	6/1/41	100	112
	Energy Transfer Partners LP	6.500%	2/1/42	275	327
	Energy Transfer Partners LP	5.150%	3/15/45	150	158
	Energy Transfer Partners LP	6.125%	12/15/45	200	231
	Energy Transfer Partners LP	5.300%	4/15/47	200	214
	Energy Transfer Partners LP	6.000%	6/15/48	100	116
	Enterprise Products Operating LLC	2.800%	2/15/21	125	126
	Enterprise Products Operating LLC	3.500%	2/1/22	100	103
	Enterprise Products Operating LLC	3.350%	3/15/23	425	439
	Enterprise Products Operating LLC	3.900%	2/15/24	175	186
	Enterprise Products Operating LLC	3.750%	2/15/25	150	160
	Enterprise Products Operating LLC	3.700%	2/15/26	200	213
	Enterprise Products Operating LLC	3.950%	2/15/27	100	108
	Enterprise Products Operating LLC	3.125%	7/31/29	550	565
	Enterprise Products Operating LLC	6.875%	3/1/33	175	238
	Enterprise Products Operating LLC	7.550%	4/15/38	150	216
	Enterprise Products Operating LLC	6.125%	10/15/39	300	390
	Enterprise Products Operating LLC	5.950%	2/1/41	175	225
	Enterprise Products Operating LLC	4.450%	2/15/43	300	328
	Enterprise Products Operating LLC	4.850%	3/15/44	370	428
	Enterprise Products Operating LLC	5.100%	2/15/45	33	39
	Enterprise Products Operating LLC	4.900%	5/15/46	425	498
	Enterprise Products Operating LLC	4.250%	2/15/48	300	324
	Enterprise Products Operating LLC	4.800%	2/1/49	120	141
	Enterprise Products Operating LLC	4.200%	1/31/50	250	268
	Enterprise Products Operating LLC	4.950%	10/15/54	100	116
[3]	Enterprise Products Operating LLC	5.250%	8/16/77	100	100
[3]	Enterprise Products Operating LLC	5.375%	2/15/78	200	198
	EOG Resources Inc.	4.100%	2/1/21	350	358
	EOG Resources Inc.	2.625%	3/15/23	450	458
	EOG Resources Inc.	4.150%	1/15/26	150	165
	EOG Resources Inc.	3.900%	4/1/35	75	83
	EQM Midstream Partners LP	4.750%	7/15/23	275	276
	EQM Midstream Partners LP	4.000%	8/1/24	100	97
	EQM Midstream Partners LP	4.125%	12/1/26	100	94
	EQM Midstream Partners LP	5.500%	7/15/28	150	147
	EQT Corp.	4.875%	11/15/21	125	128
	EQT Corp.	3.000%	10/1/22	150	147
	EQT Corp.	3.900%	10/1/27	200	186
	EQT Midstream Partners LP	6.500%	7/15/48	110	103
	Exxon Mobil Corp.	2.222%	3/1/21	400	402
	Exxon Mobil Corp.	2.397%	3/6/22	350	354
	Exxon Mobil Corp.	1.902%	8/16/22	300	302
	Exxon Mobil Corp.	2.726%	3/1/23	350	358
	Exxon Mobil Corp.	2.019%	8/16/24	100	100
	Exxon Mobil Corp.	2.709%	3/6/25	300	310
	Exxon Mobil Corp.	3.043%	3/1/26	300	315
	Exxon Mobil Corp.	2.275%	8/16/26	200	200
	Exxon Mobil Corp.	2.440%	8/16/29	250	251
	Exxon Mobil Corp.	2.995%	8/16/39	200	200
	Exxon Mobil Corp.	3.567%	3/6/45	235	251
	Exxon Mobil Corp.	4.114%	3/1/46	400	468
	Exxon Mobil Corp.	3.095%	8/16/49	300	297
	Halliburton Co.	3.500%	8/1/23	225	234
	Halliburton Co.	3.800%	11/15/25	350	373
	Halliburton Co.	4.850%	11/15/35	200	226
	Halliburton Co.	6.700%	9/15/38	345	455
	Halliburton Co.	4.500%	11/15/41	100	107
	Halliburton Co.	4.750%	8/1/43	150	165
	Halliburton Co.	5.000%	11/15/45	400	455
	Helmerich & Payne Inc.	4.650%	3/15/25	50	54
	Hess Corp.	3.500%	7/15/24	100	103
	Hess Corp.	4.300%	4/1/27	250	266
	Hess Corp.	7.125%	3/15/33	100	127
	Hess Corp.	6.000%	1/15/40	150	177
	Hess Corp.	5.600%	2/15/41	300	350
	Hess Corp.	5.800%	4/1/47	125	152
	HollyFrontier Corp.	5.875%	4/1/26	200	225
	Husky Energy Inc.	4.000%	4/15/24	150	158
	Husky Energy Inc.	4.400%	4/15/29	250	269
	Husky Energy Inc.	6.800%	9/15/37	50	65
	Kinder Morgan Energy Partners LP	5.000%	10/1/21	150	156
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	26
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	250	259
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	625	668
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	363
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	59
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	312
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	66
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	253
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	317
	Kinder Morgan Energy Partners LP	5.625%	9/1/41	50	58
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	27
	Kinder Morgan Energy Partners LP	4.700%	11/1/42	475	502
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	82
[6]	Kinder Morgan Inc.	5.000%	2/15/21	75	77
	Kinder Morgan Inc.	3.150%	1/15/23	200	204
	Kinder Morgan Inc.	4.300%	6/1/25	300	325
	Kinder Morgan Inc.	4.300%	3/1/28	500	544
	Kinder Morgan Inc.	7.800%	8/1/31	290	397
	Kinder Morgan Inc.	7.750%	1/15/32	265	363
	Kinder Morgan Inc.	5.300%	12/1/34	175	206
	Kinder Morgan Inc.	5.550%	6/1/45	200	239
	Kinder Morgan Inc.	5.050%	2/15/46	350	391
	Magellan Midstream Partners LP	4.250%	2/1/21	100	102
	Magellan Midstream Partners LP	5.150%	10/15/43	125	146
	Magellan Midstream Partners LP	4.250%	9/15/46	200	212
	Magellan Midstream Partners LP	4.200%	10/3/47	100	105
	Magellan Midstream Partners LP	4.850%	2/1/49	100	115
	Magellan Midstream Partners LP	3.950%	3/1/50	100	103
	Marathon Oil Corp.	2.800%	11/1/22	175	178
	Marathon Oil Corp.	3.850%	6/1/25	200	211
	Marathon Oil Corp.	6.800%	3/15/32	400	507
	Marathon Oil Corp.	5.200%	6/1/45	100	116
	Marathon Petroleum Corp.	5.125%	3/1/21	375	388
	Marathon Petroleum Corp.	5.375%	10/1/22	200	202
	Marathon Petroleum Corp.	4.750%	12/15/23	500	543
	Marathon Petroleum Corp.	5.125%	12/15/26	200	226
	Marathon Petroleum Corp.	3.800%	4/1/28	25	26
	Marathon Petroleum Corp.	4.750%	9/15/44	250	272
	Marathon Petroleum Corp.	5.850%	12/15/45	200	228
	Marathon Petroleum Corp.	4.500%	4/1/48	100	105
[6]	MPLX LP	3.500%	12/1/22	25	26
	MPLX LP	3.375%	3/15/23	100	103
	MPLX LP	4.500%	7/15/23	200	212
	MPLX LP	4.875%	12/1/24	513	556
	MPLX LP	4.875%	6/1/25	100	109
	MPLX LP	4.125%	3/1/27	300	314
[6]	MPLX LP	4.250%	12/1/27	400	420
	MPLX LP	4.000%	3/15/28	400	414
	MPLX LP	4.500%	4/15/38	300	305
	MPLX LP	5.200%	3/1/47	250	268
[6]	MPLX LP	5.200%	12/1/47	100	105
	MPLX LP	4.700%	4/15/48	275	277
	MPLX LP	5.500%	2/15/49	300	340
	MPLX LP	4.900%	4/15/58	150	153
	National Fuel Gas Co.	3.750%	3/1/23	275	282
	National Fuel Gas Co.	4.750%	9/1/28	50	53
	National Oilwell Varco Inc.	2.600%	12/1/22	35	35
	National Oilwell Varco Inc.	3.600%	12/1/29	200	200
	National Oilwell Varco Inc.	3.950%	12/1/42	125	117
	Newfield Exploration Co.	5.750%	1/30/22	200	212
	Newfield Exploration Co.	5.625%	7/1/24	100	110

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Newfield Exploration Co.	5.375%	1/1/26	300	325
Noble Energy Inc.	3.850%	1/15/28	100	105
Noble Energy Inc.	3.250%	10/15/29	200	202
Noble Energy Inc.	6.000%	3/1/41	100	120
Noble Energy Inc.	5.250%	11/15/43	375	423
Noble Energy Inc.	5.050%	11/15/44	150	165
Noble Energy Inc.	4.950%	8/15/47	100	111
Noble Energy Inc.	4.200%	10/15/49	100	101
Occidental Petroleum Corp.	4.100%	2/1/21	350	355
Occidental Petroleum Corp.	2.600%	8/13/21	150	151
Occidental Petroleum Corp.	3.125%	2/15/22	100	102
Occidental Petroleum Corp.	2.600%	4/15/22	288	290
Occidental Petroleum Corp.	2.700%	8/15/22	400	404
Occidental Petroleum Corp.	6.950%	7/1/24	250	293
Occidental Petroleum Corp.	2.900%	8/15/24	600	609
Occidental Petroleum Corp.	3.500%	6/15/25	150	155
Occidental Petroleum Corp.	5.550%	3/15/26	200	227
Occidental Petroleum Corp.	3.400%	4/15/26	225	230
Occidental Petroleum Corp.	3.200%	8/15/26	400	404
Occidental Petroleum Corp.	3.500%	8/15/29	400	408
Occidental Petroleum Corp.	7.875%	9/15/31	50	66
Occidental Petroleum Corp.	6.450%	9/15/36	200	244
Occidental Petroleum Corp.	7.950%	6/15/39	25	34
Occidental Petroleum Corp.	4.300%	8/15/39	150	152
Occidental Petroleum Corp.	6.200%	3/15/40	515	613
Occidental Petroleum Corp.	4.500%	7/15/44	400	400
Occidental Petroleum Corp.	4.625%	6/15/45	200	205
Occidental Petroleum Corp.	4.400%	4/15/46	500	505
Occidental Petroleum Corp.	4.100%	2/15/47	50	48
Occidental Petroleum Corp.	4.200%	3/15/48	25	25
Occidental Petroleum Corp.	4.400%	8/15/49	150	154
ONEOK Inc.	7.500%	9/1/23	100	116
ONEOK Inc.	2.750%	9/1/24	100	101
ONEOK Inc.	4.000%	7/13/27	50	53
ONEOK Inc.	4.350%	3/15/29	100	108
ONEOK Inc.	3.400%	9/1/29	245	248
ONEOK Inc.	4.950%	7/13/47	200	219
ONEOK Inc.	4.450%	9/1/49	150	154
ONEOK Partners LP	3.375%	10/1/22	400	412
ONEOK Partners LP	6.650%	10/1/36	300	379
ONEOK Partners LP	6.850%	10/15/37	300	385
ONEOK Partners LP	6.125%	2/1/41	150	180
Patterson-UTI Energy Inc.	3.950%	2/1/28	95	92
Patterson-UTI Energy Inc.	5.150%	11/15/29	100	102
Petro-Canada	6.800%	5/15/38	225	321
Phillips 66	4.300%	4/1/22	275	288
Phillips 66	3.900%	3/15/28	300	326
Phillips 66	4.650%	11/15/34	200	233
Phillips 66	4.875%	11/15/44	474	571
Phillips 66 Partners LP	2.450%	12/15/24	50	50
Phillips 66 Partners LP	3.605%	2/15/25	125	130
Phillips 66 Partners LP	3.750%	3/1/28	50	52
Phillips 66 Partners LP	3.150%	12/15/29	100	99
Phillips 66 Partners LP	4.680%	2/15/45	245	264
Pioneer Natural Resources Co.	3.950%	7/15/22	200	208
Pioneer Natural Resources Co.	4.450%	1/15/26	225	247
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	100	102
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	100	103
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	289	292
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	790	810
Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	100	106
Plains All American Pipeline LP / PAA Finance Corp.	3.550%	12/15/29	200	197
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	225	205
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	200	194
Regency Energy Partners LP / Regency Energy Finance Corp.	5.875%	3/1/22	175	186
Regency Energy Partners LP / Regency Energy Finance Corp.	5.000%	10/1/22	200	212
Regency Energy Partners LP / Regency Energy Finance Corp.	4.500%	11/1/23	100	106
Sabine Pass Liquefaction LLC	5.625%	2/1/21	500	514
Sabine Pass Liquefaction LLC	6.250%	3/15/22	325	349
Sabine Pass Liquefaction LLC	5.625%	4/15/23	350	381
Sabine Pass Liquefaction LLC	5.750%	5/15/24	400	446
Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	449
Sabine Pass Liquefaction LLC	5.875%	6/30/26	500	574
Sabine Pass Liquefaction LLC	5.000%	3/15/27	200	220
Sabine Pass Liquefaction LLC	4.200%	3/15/28	100	106
Schlumberger Investment SA	3.650%	12/1/23	325	342
Shell International Finance BV	1.875%	5/10/21	200	200
Shell International Finance BV	1.750%	9/12/21	200	200
Shell International Finance BV	2.250%	1/6/23	100	101
Shell International Finance BV	3.400%	8/12/23	75	79
Shell International Finance BV	2.000%	11/7/24	200	200
Shell International Finance BV	3.250%	5/11/25	200	211
Shell International Finance BV	2.875%	5/10/26	500	518
Shell International Finance BV	2.500%	9/12/26	900	913
Shell International Finance BV	3.875%	11/13/28	100	111
Shell International Finance BV	2.375%	11/7/29	700	693
Shell International Finance BV	4.125%	5/11/35	300	350
Shell International Finance BV	6.375%	12/15/38	475	693
Shell International Finance BV	5.500%	3/25/40	125	169
Shell International Finance BV	4.550%	8/12/43	300	362
Shell International Finance BV	4.375%	5/11/45	400	476
Shell International Finance BV	4.000%	5/10/46	700	797
Shell International Finance BV	3.125%	11/7/49	400	394
Spectra Energy Partners LP	4.750%	3/15/24	600	652
Spectra Energy Partners LP	3.500%	3/15/25	50	52
Spectra Energy Partners LP	3.375%	10/15/26	205	212
Spectra Energy Partners LP	5.950%	9/25/43	40	50
Spectra Energy Partners LP	4.500%	3/15/45	325	357
Suncor Energy Inc.	3.600%	12/1/24	100	106
Suncor Energy Inc.	5.950%	12/1/34	75	98
Suncor Energy Inc.	6.500%	6/15/38	525	729
Suncor Energy Inc.	4.000%	11/15/47	150	163
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	425	435
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	50	51
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	225	236
Sunoco Logistics Partners Operations LP	4.000%	10/1/27	150	155
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	175	174
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	325	343
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	50	53
Sunoco Logistics Partners Operations LP	5.400%	10/1/47	275	297
TC PipeLines LP	3.900%	5/25/27	50	52
TechnipFMC plc	3.450%	10/1/22	75	76
Total Capital Canada Ltd.	2.750%	7/15/23	125	128
Total Capital International SA	2.750%	6/19/21	300	304
Total Capital International SA	2.218%	7/12/21	250	251
Total Capital International SA	2.875%	2/17/22	300	306
Total Capital International SA	2.700%	1/25/23	50	51
Total Capital International SA	3.700%	1/15/24	525	557
Total Capital International SA	2.434%	1/10/25	175	177
Total Capital International SA	3.455%	2/19/29	225	243
Total Capital International SA	2.829%	1/10/30	200	205
Total Capital International SA	3.461%	7/12/49	200	210
Total Capital SA	4.125%	1/28/21	75	77
Total Capital SA	3.883%	10/11/28	100	112
TransCanada PipeLines Ltd.	2.500%	8/1/22	500	502

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	TransCanada PipeLines Ltd.	4.875%	1/15/26	100	112
	TransCanada PipeLines Ltd.	4.250%	5/15/28	250	277
	TransCanada PipeLines Ltd.	4.625%	3/1/34	250	286
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	182
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	363
	TransCanada PipeLines Ltd.	6.200%	10/15/37	425	551
	TransCanada PipeLines Ltd.	4.750%	5/15/38	250	285
	TransCanada PipeLines Ltd.	5.000%	10/16/43	150	174
	TransCanada PipeLines Ltd.	4.875%	5/15/48	300	352
	TransCanada PipeLines Ltd.	5.100%	3/15/49	200	242
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	100	106
	Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	100	107
	Valero Energy Corp.	4.350%	6/1/28	350	384
	Valero Energy Corp.	7.500%	4/15/32	650	902
	Valero Energy Corp.	4.900%	3/15/45	75	87
	Valero Energy Partners LP	4.375%	12/15/26	100	109
	Valero Energy Partners LP	4.500%	3/15/28	75	82
	Western Midstream Operating LP	5.375%	6/1/21	300	308
	Western Midstream Operating LP	3.950%	6/1/25	100	100
	Western Midstream Operating LP	4.650%	7/1/26	100	103
	Western Midstream Operating LP	4.500%	3/1/28	50	48
	Western Midstream Operating LP	4.750%	8/15/28	50	50
	Western Midstream Operating LP	5.450%	4/1/44	325	283
	Western Midstream Operating LP	5.300%	3/1/48	100	86
	Williams Cos. Inc.	4.000%	11/15/21	100	103
	Williams Cos. Inc.	3.600%	3/15/22	475	488
	Williams Cos. Inc.	3.350%	8/15/22	125	128
	Williams Cos. Inc.	3.700%	1/15/23	200	206
	Williams Cos. Inc.	4.550%	6/24/24	400	431
	Williams Cos. Inc.	3.900%	1/15/25	325	340
	Williams Cos. Inc.	3.750%	6/15/27	500	519
	Williams Cos. Inc.	6.300%	4/15/40	100	124
	Williams Cos. Inc.	5.800%	11/15/43	100	119
	Williams Cos. Inc.	5.400%	3/4/44	400	449
	Williams Cos. Inc.	5.750%	6/24/44	100	118
	Williams Cos. Inc.	5.100%	9/15/45	350	389
	Williams Cos. Inc.	4.850%	3/1/48	150	165

	Other Industrial (0.1%)
[3]	American University	3.672%	4/1/49	75	80
[3]	Boston University	4.061%	10/1/48	50	57
	California Institute of Technology	4.321%	8/1/45	70	84
	California Institute of Technology	4.700%	11/1/11	50	61
	California Institute of Technology	3.650%	9/1/19	50	48
	CBRE Services Inc.	5.250%	3/15/25	100	112
	CBRE Services Inc.	4.875%	3/1/26	125	140
	Cintas Corp. No. 2	2.900%	4/1/22	100	102
	Cintas Corp. No. 2	3.250%	6/1/22	75	77
	Cintas Corp. No. 2	3.700%	4/1/27	175	190
	Fluor Corp.	3.500%	12/15/24	250	255
	Fluor Corp.	4.250%	9/15/28	125	126
	Georgetown University	4.315%	4/1/49	68	82
	Georgetown University	5.215%	10/1/18	59	76
	Hillenbrand Inc.	4.500%	9/15/26	75	78
[3]	Johns Hopkins University	4.083%	7/1/53	75	87
[3]	Massachusetts Institute of Technology	3.959%	7/1/38	125	140
	Massachusetts Institute of Technology	2.989%	7/1/50	85	84
	Massachusetts Institute of Technology	5.600%	7/1/11	130	198
	Massachusetts Institute of Technology	4.678%	7/1/14	175	226
[3]	Northwestern University	4.643%	12/1/44	75	93
[3]	Northwestern University	3.662%	12/1/57	75	83
	President & Fellows of Harvard College	4.875%	10/15/40	225	286
	President & Fellows of Harvard College	3.150%	7/15/46	100	101
	Steelcase Inc.	5.125%	1/18/29	125	141
[3]	Trustees of Boston College	3.129%	7/1/52	100	97
[3]	University of Chicago	4.003%	10/1/53	100	114
[3]	University of Notre Dame du Lac	3.438%	2/15/45	100	106
	University of Notre Dame du Lac	3.394%	2/15/48	125	133
	University of Pennsylvania	4.674%	9/1/12	50	65
	University of Pennsylvania	3.610%	2/15/19	150	153
[3]	University of Southern California	3.028%	10/1/39	100	100
[3]	University of Southern California	3.841%	10/1/47	200	222
[3]	William Marsh Rice University	3.574%	5/15/45	150	160

	Technology (2.2%)
	Adobe Inc.	3.250%	2/1/25	175	185
	Alphabet Inc.	3.625%	5/19/21	150	154
	Altera Corp.	4.100%	11/15/23	75	81
	Amphenol Corp.	3.200%	4/1/24	50	52
	Amphenol Corp.	2.800%	2/15/30	275	271
	Analog Devices Inc.	2.875%	6/1/23	450	459
	Analog Devices Inc.	3.125%	12/5/23	75	77
	Analog Devices Inc.	3.500%	12/5/26	200	210
	Apple Inc.	2.000%	11/13/20	225	226
	Apple Inc.	2.250%	2/23/21	750	754
	Apple Inc.	2.850%	5/6/21	555	563
	Apple Inc.	1.550%	8/4/21	375	374
	Apple Inc.	2.150%	2/9/22	225	227
	Apple Inc.	2.500%	2/9/22	1,000	1,015
	Apple Inc.	2.300%	5/11/22	200	202
	Apple Inc.	2.700%	5/13/22	250	255
	Apple Inc.	2.100%	9/12/22	200	202
	Apple Inc.	2.400%	1/13/23	282	286
	Apple Inc.	2.850%	2/23/23	342	351
	Apple Inc.	2.400%	5/3/23	865	879
	Apple Inc.	3.000%	2/9/24	325	336
	Apple Inc.	3.450%	5/6/24	75	80
	Apple Inc.	2.850%	5/11/24	1,243	1,285
	Apple Inc.	1.800%	9/11/24	150	149
	Apple Inc.	2.750%	1/13/25	575	593
	Apple Inc.	3.250%	2/23/26	705	746
	Apple Inc.	2.450%	8/4/26	450	456
	Apple Inc.	3.200%	5/11/27	775	816
	Apple Inc.	2.900%	9/12/27	655	681
	Apple Inc.	2.200%	9/11/29	300	294
	Apple Inc.	4.500%	2/23/36	225	273
	Apple Inc.	3.850%	5/4/43	450	503
	Apple Inc.	4.450%	5/6/44	200	244
	Apple Inc.	3.450%	2/9/45	225	236
	Apple Inc.	4.375%	5/13/45	225	271
	Apple Inc.	4.650%	2/23/46	910	1,136
	Apple Inc.	3.850%	8/4/46	375	421
	Apple Inc.	4.250%	2/9/47	200	237
	Apple Inc.	3.750%	9/12/47	525	579
	Apple Inc.	2.950%	9/11/49	675	656
	Applied Materials Inc.	3.900%	10/1/25	145	158
	Applied Materials Inc.	3.300%	4/1/27	225	239
	Applied Materials Inc.	5.100%	10/1/35	100	126
	Applied Materials Inc.	5.850%	6/15/41	125	170
	Applied Materials Inc.	4.350%	4/1/47	175	211
	Arrow Electronics Inc.	3.500%	4/1/22	75	77
	Arrow Electronics Inc.	4.500%	3/1/23	50	52
	Arrow Electronics Inc.	3.250%	9/8/24	171	175
	Arrow Electronics Inc.	4.000%	4/1/25	50	52
	Arrow Electronics Inc.	3.875%	1/12/28	100	103
	Autodesk Inc.	3.600%	12/15/22	25	26
	Autodesk Inc.	4.375%	6/15/25	100	109
	Autodesk Inc.	3.500%	6/15/27	75	78
	Avnet Inc.	4.875%	12/1/22	170	180
	Avnet Inc.	4.625%	4/15/26	100	106
	Baidu Inc.	3.500%	11/28/22	275	283
	Baidu Inc.	3.875%	9/29/23	200	209
	Baidu Inc.	4.375%	5/14/24	200	213
	Baidu Inc.	3.625%	7/6/27	200	206
	Baidu Inc.	4.375%	3/29/28	100	108
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.200%	1/15/21	150	150
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	642	652
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	250	251

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	450	466
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	480	486
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	925	959
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	200	202
[6]	Broadcom Inc.	3.125%	4/15/21	400	405
[6]	Broadcom Inc.	3.125%	10/15/22	250	254
[6]	Broadcom Inc.	3.625%	10/15/24	607	629
[6]	Broadcom Inc.	4.250%	4/15/26	500	531
[6]	Broadcom Inc.	4.750%	4/15/29	945	1,032
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	104
	Broadridge Financial Solutions Inc.	2.900%	12/1/29	75	75
	Cadence Design Systems Inc.	4.375%	10/15/24	100	107
	Cisco Systems Inc.	2.200%	2/28/21	675	678
	Cisco Systems Inc.	3.000%	6/15/22	125	129
	Cisco Systems Inc.	2.200%	9/20/23	150	151
	Cisco Systems Inc.	3.625%	3/4/24	875	935
	Cisco Systems Inc.	2.950%	2/28/26	100	105
	Cisco Systems Inc.	2.500%	9/20/26	225	229
	Cisco Systems Inc.	5.500%	1/15/40	800	1,089
	Citrix Systems Inc.	4.500%	12/1/27	100	108
	Corning Inc.	2.900%	5/15/22	175	179
	Corning Inc.	4.700%	3/15/37	275	303
	Corning Inc.	5.750%	8/15/40	195	243
	Corning Inc.	4.750%	3/15/42	100	113
	Corning Inc.	4.375%	11/15/57	150	151
[6]	Dell International LLC / EMC Corp.	4.420%	6/15/21	850	874
[6]	Dell International LLC / EMC Corp.	5.450%	6/15/23	700	758
[6]	Dell International LLC / EMC Corp.	4.000%	7/15/24	100	105
[6]	Dell International LLC / EMC Corp.	6.020%	6/15/26	1,075	1,237
[6]	Dell International LLC / EMC Corp.	4.900%	10/1/26	250	275
[6]	Dell International LLC / EMC Corp.	5.300%	10/1/29	325	365
[6]	Dell International LLC / EMC Corp.	8.100%	7/15/36	320	420
[6]	Dell International LLC / EMC Corp.	8.350%	7/15/46	425	582
	DXC Technology Co.	4.250%	4/15/24	250	265
	Equifax Inc.	2.300%	6/1/21	200	201
	Equifax Inc.	3.600%	8/15/21	25	26
	Equifax Inc.	3.950%	6/15/23	50	53
	Equifax Inc.	2.600%	12/1/24	75	75
	Equinix Inc.	2.625%	11/18/24	200	201
	Equinix Inc.	5.875%	1/15/26	500	531
	Equinix Inc.	2.900%	11/18/26	100	100
	Equinix Inc.	3.200%	11/18/29	250	251
	Fidelity National Information Services Inc.	3.500%	4/15/23	143	149
	Fidelity National Information Services Inc.	3.875%	6/5/24	150	159
	Fidelity National Information Services Inc.	3.000%	8/15/26	414	427
	Fidelity National Information Services Inc.	3.750%	5/21/29	200	218
	Fiserv Inc.	3.800%	10/1/23	200	211
	Fiserv Inc.	2.750%	7/1/24	400	407
	Fiserv Inc.	3.850%	6/1/25	200	213
	Fiserv Inc.	3.200%	7/1/26	200	207
	Fiserv Inc.	3.500%	7/1/29	944	992
	Fiserv Inc.	4.400%	7/1/49	415	471
	Flex Ltd.	4.875%	6/15/29	50	54
	FLIR Systems Inc.	3.125%	6/15/21	50	50
	Global Payments Inc.	2.650%	2/15/25	200	201
	Global Payments Inc.	3.200%	8/15/29	250	254
	Global Payments Inc.	4.150%	8/15/49	150	160
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	575	581
	Hewlett Packard Enterprise Co.	3.500%	10/5/21	100	102
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	350	369
	Hewlett Packard Enterprise Co.	2.250%	4/1/23	200	200
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	554
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	150	180
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	275	331
	HP Inc.	3.750%	12/1/20	53	54
	HP Inc.	4.050%	9/15/22	100	104
	HP Inc.	6.000%	9/15/41	100	110
	IBM Credit LLC	3.450%	11/30/20	100	102
	IBM Credit LLC	2.650%	2/5/21	150	151
	IBM Credit LLC	3.600%	11/30/21	100	103
	IBM Credit LLC	2.200%	9/8/22	100	101
	IBM Credit LLC	3.000%	2/6/23	150	154
	Intel Corp.	1.700%	5/19/21	100	100
	Intel Corp.	3.300%	10/1/21	100	103
	Intel Corp.	3.100%	7/29/22	175	181
	Intel Corp.	2.700%	12/15/22	404	414
	Intel Corp.	2.875%	5/11/24	1,050	1,089
	Intel Corp.	3.700%	7/29/25	450	486
	Intel Corp.	2.600%	5/19/26	160	164
	Intel Corp.	2.450%	11/15/29	200	199
	Intel Corp.	4.000%	12/15/32	150	174
	Intel Corp.	4.800%	10/1/41	162	200
	Intel Corp.	4.100%	5/19/46	250	287
	Intel Corp.	4.100%	5/11/47	200	229
	Intel Corp.	3.734%	12/8/47	674	737
	Intel Corp.	3.250%	11/15/49	300	300
	International Business Machines Corp.	2.800%	5/13/21	300	304
	International Business Machines Corp.	2.900%	11/1/21	25	25
	International Business Machines Corp.	2.850%	5/13/22	500	511
	International Business Machines Corp.	1.875%	8/1/22	675	675
	International Business Machines Corp.	2.875%	11/9/22	240	246
	International Business Machines Corp.	3.375%	8/1/23	450	471
	International Business Machines Corp.	3.625%	2/12/24	450	476
	International Business Machines Corp.	3.000%	5/15/24	600	621
	International Business Machines Corp.	7.000%	10/30/25	300	374
	International Business Machines Corp.	3.450%	2/19/26	485	516
	International Business Machines Corp.	3.300%	5/15/26	700	737
	International Business Machines Corp.	6.220%	8/1/27	75	93
	International Business Machines Corp.	6.500%	1/15/28	75	95
	International Business Machines Corp.	3.500%	5/15/29	700	751
	International Business Machines Corp.	4.150%	5/15/39	400	449
	International Business Machines Corp.	5.600%	11/30/39	148	193
	International Business Machines Corp.	4.000%	6/20/42	358	395
	International Business Machines Corp.	4.250%	5/15/49	700	796
	Jabil Inc.	5.625%	12/15/20	100	103
	Jabil Inc.	3.950%	1/12/28	75	77
	Juniper Networks Inc.	4.350%	6/15/25	50	53
	Juniper Networks Inc.	3.750%	8/15/29	500	520
	Juniper Networks Inc.	5.950%	3/15/41	25	28
	Keysight Technologies Inc.	4.550%	10/30/24	195	212
	Keysight Technologies Inc.	4.600%	4/6/27	125	139
	Keysight Technologies Inc.	3.000%	10/30/29	100	100
	KLA Corp.	4.125%	11/1/21	100	103
	KLA Corp.	4.650%	11/1/24	250	274
	KLA Corp.	4.100%	3/15/29	350	383
	KLA Corp.	5.000%	3/15/49	75	92
	Lam Research Corp.	2.800%	6/15/21	125	126
	Lam Research Corp.	3.800%	3/15/25	100	106
	Lam Research Corp.	3.750%	3/15/26	150	161
	Lam Research Corp.	4.000%	3/15/29	200	220
	Lam Research Corp.	4.875%	3/15/49	175	218
	Marvell Technology Group Ltd.	4.200%	6/22/23	100	105
	Marvell Technology Group Ltd.	4.875%	6/22/28	100	110
	Maxim Integrated Products Inc.	3.375%	3/15/23	75	77
	Maxim Integrated Products Inc.	3.450%	6/15/27	100	103
	Microchip Technology Inc.	3.922%	6/1/21	100	102
	Microchip Technology Inc.	4.333%	6/1/23	100	106
	Micron Technology Inc.	4.640%	2/6/24	50	54
	Micron Technology Inc.	4.975%	2/6/26	100	111
	Micron Technology Inc.	4.185%	2/15/27	200	213
	Micron Technology Inc.	5.327%	2/6/29	150	171
	Micron Technology Inc.	4.663%	2/15/30	100	110
	Microsoft Corp.	2.000%	11/3/20	1,200	1,202
	Microsoft Corp.	2.400%	2/6/22	620	629

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Microsoft Corp.	2.375%	2/12/22	450	456
	Microsoft Corp.	2.650%	11/3/22	200	205
	Microsoft Corp.	2.375%	5/1/23	75	76
	Microsoft Corp.	2.000%	8/8/23	300	302
	Microsoft Corp.	2.875%	2/6/24	500	518
	Microsoft Corp.	3.125%	11/3/25	575	608
	Microsoft Corp.	2.400%	8/8/26	1,305	1,318
	Microsoft Corp.	3.300%	2/6/27	675	721
	Microsoft Corp.	3.500%	2/12/35	325	357
	Microsoft Corp.	4.200%	11/3/35	375	442
	Microsoft Corp.	3.450%	8/8/36	625	683
	Microsoft Corp.	4.100%	2/6/37	500	589
	Microsoft Corp.	4.500%	10/1/40	390	483
	Microsoft Corp.	3.500%	11/15/42	330	358
	Microsoft Corp.	3.750%	5/1/43	145	160
	Microsoft Corp.	4.875%	12/15/43	150	196
	Microsoft Corp.	3.750%	2/12/45	550	624
	Microsoft Corp.	4.450%	11/3/45	575	716
	Microsoft Corp.	3.700%	8/8/46	1,175	1,326
	Microsoft Corp.	4.250%	2/6/47	600	732
	Microsoft Corp.	4.000%	2/12/55	1,050	1,241
	Motorola Solutions Inc.	3.750%	5/15/22	113	117
	Motorola Solutions Inc.	3.500%	3/1/23	125	129
	Motorola Solutions Inc.	4.000%	9/1/24	240	254
	Motorola Solutions Inc.	4.600%	2/23/28	125	135
	Motorola Solutions Inc.	5.500%	9/1/44	75	82
	NetApp Inc.	3.375%	6/15/21	150	152
	NetApp Inc.	3.300%	9/29/24	75	78
	NVIDIA Corp.	2.200%	9/16/21	200	201
	NVIDIA Corp.	3.200%	9/16/26	200	209
[6]	NXP BV / NXP Funding LLC	4.875%	3/1/24	200	217
[6]	NXP BV / NXP Funding LLC	5.350%	3/1/26	204	229
[6]	NXP BV / NXP Funding LLC	5.550%	12/1/28	175	205
[6]	NXP BV / NXP Funding LLC / NXP USA Inc.	4.300%	6/18/29	450	486
	Oracle Corp.	1.900%	9/15/21	1,275	1,277
	Oracle Corp.	2.500%	5/15/22	250	254
	Oracle Corp.	2.400%	9/15/23	750	762
	Oracle Corp.	3.400%	7/8/24	450	475
	Oracle Corp.	2.950%	11/15/24	425	441
	Oracle Corp.	2.650%	7/15/26	2,361	2,410
	Oracle Corp.	3.250%	5/15/30	100	106
	Oracle Corp.	4.300%	7/8/34	325	379
	Oracle Corp.	3.900%	5/15/35	150	167
	Oracle Corp.	3.850%	7/15/36	250	274
	Oracle Corp.	3.800%	11/15/37	325	354
	Oracle Corp.	6.125%	7/8/39	150	210
	Oracle Corp.	5.375%	7/15/40	700	907
	Oracle Corp.	4.500%	7/8/44	250	295
	Oracle Corp.	4.125%	5/15/45	725	815
	Oracle Corp.	4.000%	7/15/46	575	638
	Oracle Corp.	4.000%	11/15/47	225	251
	Oracle Corp.	4.375%	5/15/55	150	177
	PayPal Holdings Inc.	2.200%	9/26/22	200	201
	PayPal Holdings Inc.	2.400%	10/1/24	100	101
	PayPal Holdings Inc.	2.650%	10/1/26	300	304
	PayPal Holdings Inc.	2.850%	10/1/29	400	401
	QUALCOMM Inc.	3.000%	5/20/22	250	256
	QUALCOMM Inc.	2.600%	1/30/23	300	305
	QUALCOMM Inc.	2.900%	5/20/24	345	355
	QUALCOMM Inc.	3.450%	5/20/25	400	422
	QUALCOMM Inc.	3.250%	5/20/27	400	419
	QUALCOMM Inc.	4.650%	5/20/35	200	237
	QUALCOMM Inc.	4.800%	5/20/45	275	336
	QUALCOMM Inc.	4.300%	5/20/47	350	402
	salesforce.com Inc.	3.250%	4/11/23	200	208
	salesforce.com Inc.	3.700%	4/11/28	275	302
	Seagate HDD Cayman	4.250%	3/1/22	44	45
	Seagate HDD Cayman	4.750%	6/1/23	51	54
	Seagate HDD Cayman	4.875%	3/1/24	75	80
	Seagate HDD Cayman	4.750%	1/1/25	172	183
	Seagate HDD Cayman	5.750%	12/1/34	100	105
	Tech Data Corp.	3.700%	2/15/22	50	51
	Tech Data Corp.	4.950%	2/15/27	100	103
	Texas Instruments Inc.	1.850%	5/15/22	100	100
	Texas Instruments Inc.	2.625%	5/15/24	25	26
	Texas Instruments Inc.	2.900%	11/3/27	94	98
	Texas Instruments Inc.	2.250%	9/4/29	100	98
	Texas Instruments Inc.	3.875%	3/15/39	142	160
	Texas Instruments Inc.	4.150%	5/15/48	274	324
	Total System Services Inc.	3.800%	4/1/21	130	132
	Total System Services Inc.	3.750%	6/1/23	250	261
	Total System Services Inc.	4.000%	6/1/23	100	105
	Total System Services Inc.	4.800%	4/1/26	150	167
	Trimble Inc.	4.150%	6/15/23	50	53
	Trimble Inc.	4.750%	12/1/24	93	101
	Trimble Inc.	4.900%	6/15/28	50	55
	Tyco Electronics Group SA	3.500%	2/3/22	100	103
	Tyco Electronics Group SA	3.450%	8/1/24	125	130
	Tyco Electronics Group SA	3.125%	8/15/27	200	205
	Tyco Electronics Group SA	7.125%	10/1/37	125	184
	Verisk Analytics Inc.	5.800%	5/1/21	75	79
	Verisk Analytics Inc.	4.125%	9/12/22	275	287
	Verisk Analytics Inc.	4.000%	6/15/25	150	161
	Verisk Analytics Inc.	4.125%	3/15/29	400	436
	Verisk Analytics Inc.	5.500%	6/15/45	50	62
	VMware Inc.	2.950%	8/21/22	300	306
	VMware Inc.	3.900%	8/21/27	250	261
	Xilinx Inc.	3.000%	3/15/21	75	76
	Xilinx Inc.	2.950%	6/1/24	150	154

	Transportation (0.6%)
[3]	American Airlines 2011-1 Class A Pass Through Trust	5.250%	7/31/22	45	46
[3]	American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	17	18
[3]	American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	25	26
[3]	American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	91	95
[3]	American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	136	139
[3]	American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	46	48
[3]	American Airlines 2016-1 Class A Pass Through Trust	4.100%	1/15/28	64	68
[3]	American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	129	135
[3]	American Airlines 2016-2 Class AA Pass Through Trust	3.200%	12/15/29	235	242
[3]	American Airlines 2016-3 Class A Pass Through Trust	3.250%	4/15/30	44	45
[3]	American Airlines 2016-3 Class AA Pass Through Trust	3.000%	10/15/28	131	133
[3]	American Airlines 2017-1 Class AA Pass Through Trust	3.650%	8/15/30	44	46
[3]	American Airlines 2017-2 Class AA Pass Through Trust	3.350%	10/15/29	92	94
[3]	American Airlines 2019-1 Class AA Pass Through Trust	3.150%	8/15/33	50	51
[3]	BNSF Funding Trust I	6.613%	12/15/55	65	71
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	153
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	154
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	175	180
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	75	80
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	213
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	159
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	104
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	81
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	225	240
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	173
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	155

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	322
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	289
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	200	232
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	125	145
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	159
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	124
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	179
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	125	144
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	91
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	150	164
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	125	141
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	225	253
	Burlington Northern Santa Fe LLC	4.150%	12/15/48	200	228
	Burlington Northern Santa Fe LLC	3.550%	2/15/50	400	415
	Canadian National Railway Co.	2.850%	12/15/21	75	76
	Canadian National Railway Co.	2.950%	11/21/24	233	239
	Canadian National Railway Co.	6.250%	8/1/34	75	103
	Canadian National Railway Co.	6.200%	6/1/36	75	104
	Canadian National Railway Co.	6.375%	11/15/37	100	143
	Canadian National Railway Co.	3.200%	8/2/46	50	51
	Canadian National Railway Co.	3.650%	2/3/48	125	136
	Canadian Pacific Railway Co.	9.450%	8/1/21	50	55
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	239
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	139
	Canadian Pacific Railway Co.	5.950%	5/15/37	450	596
	Canadian Pacific Railway Co.	6.125%	9/15/15	70	102
[3]	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	49	51
[3]	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	35	37
	CSX Corp.	4.250%	6/1/21	25	26
	CSX Corp.	3.350%	11/1/25	150	159
	CSX Corp.	3.250%	6/1/27	150	157
	CSX Corp.	3.800%	3/1/28	350	381
	CSX Corp.	4.250%	3/15/29	200	225
	CSX Corp.	2.400%	2/15/30	100	98
	CSX Corp.	6.220%	4/30/40	152	206
	CSX Corp.	5.500%	4/15/41	225	282
	CSX Corp.	4.750%	5/30/42	210	246
	CSX Corp.	4.100%	3/15/44	150	163
	CSX Corp.	4.300%	3/1/48	250	281
	CSX Corp.	4.750%	11/15/48	200	242
	CSX Corp.	4.500%	3/15/49	225	261
	CSX Corp.	3.350%	9/15/49	125	123
	CSX Corp.	3.950%	5/1/50	125	135
	CSX Corp.	4.500%	8/1/54	25	29
	CSX Corp.	4.250%	11/1/66	150	160
	CSX Corp.	4.650%	3/1/68	100	114
[3]	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	103	112
[3]	Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	41	44
[3]	Delta Air Lines 2019-1 Class AA Pass Through Trust	3.204%	4/25/24	75	78
	Delta Air Lines Inc.	2.600%	12/4/20	125	125
	Delta Air Lines Inc.	3.400%	4/19/21	125	126
	Delta Air Lines Inc.	3.625%	3/15/22	175	179
	Delta Air Lines Inc.	3.800%	4/19/23	125	130
	Delta Air Lines Inc.	2.900%	10/28/24	175	175
	Delta Air Lines Inc.	4.375%	4/19/28	100	105
	Delta Air Lines Inc.	3.750%	10/28/29	75	75
	FedEx Corp.	2.625%	8/1/22	100	101
	FedEx Corp.	4.000%	1/15/24	125	134
	FedEx Corp.	3.200%	2/1/25	150	155
	FedEx Corp.	3.250%	4/1/26	100	104
	FedEx Corp.	3.300%	3/15/27	100	103
	FedEx Corp.	3.900%	2/1/35	200	202
	FedEx Corp.	3.875%	8/1/42	125	120
	FedEx Corp.	4.100%	4/15/43	75	73
	FedEx Corp.	5.100%	1/15/44	150	164
	FedEx Corp.	4.750%	11/15/45	250	263
	FedEx Corp.	4.550%	4/1/46	225	230
	FedEx Corp.	4.400%	1/15/47	125	126
	FedEx Corp.	4.050%	2/15/48	200	192
	FedEx Corp.	4.950%	10/17/48	175	190
	FedEx Corp.	4.500%	2/1/65	60	54
	JB Hunt Transport Services Inc.	3.300%	8/15/22	100	103
	JB Hunt Transport Services Inc.	3.875%	3/1/26	25	27
[3]	JetBlue 2019-1 Class AA Pass Through Trust	2.750%	5/15/32	150	151
	Kansas City Southern	3.000%	5/15/23	250	255
	Kansas City Southern	2.875%	11/15/29	100	100
	Kansas City Southern	4.300%	5/15/43	75	82
	Kansas City Southern	4.950%	8/15/45	125	147
	Kansas City Southern	4.700%	5/1/48	225	260
	Kirby Corp.	4.200%	3/1/28	300	316
[3]	Latam Airlines 2015-1 Pass Through Trust A	4.200%	8/15/29	98	101
	Norfolk Southern Corp.	3.000%	4/1/22	225	230
	Norfolk Southern Corp.	2.903%	2/15/23	48	49
	Norfolk Southern Corp.	3.850%	1/15/24	250	265
	Norfolk Southern Corp.	5.590%	5/17/25	50	58
	Norfolk Southern Corp.	3.650%	8/1/25	50	53
	Norfolk Southern Corp.	7.800%	5/15/27	60	79
	Norfolk Southern Corp.	3.150%	6/1/27	125	130
	Norfolk Southern Corp.	3.800%	8/1/28	113	124
	Norfolk Southern Corp.	2.550%	11/1/29	200	199
	Norfolk Southern Corp.	4.837%	10/1/41	113	134
	Norfolk Southern Corp.	4.450%	6/15/45	75	86
	Norfolk Southern Corp.	4.650%	1/15/46	75	88
	Norfolk Southern Corp.	4.150%	2/28/48	25	28
	Norfolk Southern Corp.	4.100%	5/15/49	73	80
	Norfolk Southern Corp.	3.400%	11/1/49	75	74
	Norfolk Southern Corp.	4.050%	8/15/52	239	262
	Norfolk Southern Corp.	6.000%	3/15/05	59	78
	Norfolk Southern Corp.	5.100%	8/1/18	250	294
	Ryder System Inc.	3.500%	6/1/21	200	204
	Ryder System Inc.	2.250%	9/1/21	50	50
	Ryder System Inc.	2.875%	6/1/22	75	76
	Ryder System Inc.	3.400%	3/1/23	75	77
	Ryder System Inc.	3.750%	6/9/23	225	235
	Ryder System Inc.	3.650%	3/18/24	150	157
	Ryder System Inc.	2.500%	9/1/24	50	50
	Ryder System Inc.	2.900%	12/1/26	100	101
	Southwest Airlines Co.	3.000%	11/15/26	100	102
	Southwest Airlines Co.	3.450%	11/16/27	50	52
[3]	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	20	21
[3]	Spirit Airlines Class A Pass Through Certificates Series 2015-1	4.100%	10/1/29	19	20
	Union Pacific Corp.	3.200%	6/8/21	100	102
	Union Pacific Corp.	2.950%	3/1/22	100	102
	Union Pacific Corp.	4.163%	7/15/22	534	561
	Union Pacific Corp.	2.950%	1/15/23	25	26
	Union Pacific Corp.	3.500%	6/8/23	150	157
	Union Pacific Corp.	3.646%	2/15/24	50	53
	Union Pacific Corp.	3.150%	3/1/24	100	104
	Union Pacific Corp.	3.250%	1/15/25	200	208
	Union Pacific Corp.	3.750%	7/15/25	125	134
	Union Pacific Corp.	3.250%	8/15/25	50	53
	Union Pacific Corp.	2.750%	3/1/26	75	77
	Union Pacific Corp.	3.950%	9/10/28	200	220
	Union Pacific Corp.	3.700%	3/1/29	200	218
	Union Pacific Corp.	3.375%	2/1/35	100	103
	Union Pacific Corp.	3.600%	9/15/37	290	302
	Union Pacific Corp.	4.375%	9/10/38	125	143
	Union Pacific Corp.	4.050%	11/15/45	150	162
	Union Pacific Corp.	4.300%	3/1/49	200	229
	Union Pacific Corp.	3.799%	10/1/51	560	594
	Union Pacific Corp.	3.875%	2/1/55	100	105
	Union Pacific Corp.	3.950%	8/15/59	100	105
[6]	Union Pacific Corp.	3.839%	3/20/60	386	386

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Union Pacific Corp.	4.375%	11/15/65	135	148
	Union Pacific Corp.	4.100%	9/15/67	100	103
[3]	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	56	60
[3]	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	75	79
[3]	United Airlines 2015-1 Class A Pass Through Trust	3.700%	6/1/24	60	61
[3]	United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	145	150
[3]	United Airlines 2016-1 Class A Pass Through Trust	3.450%	1/7/30	45	46
[3]	United Airlines 2016-1 Class AA Pass Through Trust	3.100%	7/7/28	358	365
[3]	United Airlines 2016-2 Class A Pass Through Trust	3.100%	10/7/28	45	45
[3]	United Airlines 2016-2 Class AA Pass Through Trust	2.875%	10/7/28	67	68
[3]	United Airlines 2019-1 Class AA Pass Through Trust	4.150%	8/25/31	200	216
[3]	United Airlines 2019-2 Class AA Pass Through Trust	2.700%	11/1/33	100	100
	United Parcel Service Inc.	3.125%	1/15/21	250	253
	United Parcel Service Inc.	2.050%	4/1/21	150	150
	United Parcel Service Inc.	2.450%	10/1/22	175	178
	United Parcel Service Inc.	2.500%	4/1/23	200	203
	United Parcel Service Inc.	2.800%	11/15/24	186	192
	United Parcel Service Inc.	2.400%	11/15/26	150	151
	United Parcel Service Inc.	3.050%	11/15/27	200	210
	United Parcel Service Inc.	3.400%	3/15/29	100	107
	United Parcel Service Inc.	2.500%	9/1/29	100	100
	United Parcel Service Inc.	6.200%	1/15/38	278	390
	United Parcel Service Inc.	4.875%	11/15/40	75	91
	United Parcel Service Inc.	3.625%	10/1/42	75	77
	United Parcel Service Inc.	3.400%	11/15/46	110	110
	United Parcel Service Inc.	3.750%	11/15/47	200	214
	United Parcel Service Inc.	4.250%	3/15/49	125	145
	United Parcel Service Inc.	3.400%	9/1/49	150	152
[3]	US Airways 2012-2 Class A Pass Through Trust	4.625%	12/3/26	30	32
[3]	US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	65	68
					697,714

Utilities (2.0%)
	Electric (1.8%)
	AEP Texas Inc.	2.400%	10/1/22	75	76
	AEP Texas Inc.	3.950%	6/1/28	100	109
	AEP Texas Inc.	3.800%	10/1/47	50	52
	AEP Texas Inc.	3.450%	1/15/50	50	50
	AEP Transmission Co. LLC	4.000%	12/1/46	75	83
	AEP Transmission Co. LLC	3.750%	12/1/47	100	107
	AEP Transmission Co. LLC	3.800%	6/15/49	70	75
	AEP Transmission Co. LLC	3.150%	9/15/49	70	68
	Alabama Power Co.	6.125%	5/15/38	50	67
	Alabama Power Co.	3.850%	12/1/42	25	27
	Alabama Power Co.	4.150%	8/15/44	75	83
	Alabama Power Co.	3.750%	3/1/45	150	157
	Alabama Power Co.	4.300%	1/2/46	250	284
	Alabama Power Co.	3.700%	12/1/47	100	105
	Alabama Power Co.	4.300%	7/15/48	100	115
	Alabama Power Co.	3.450%	10/1/49	50	51
	Ameren Corp.	2.500%	9/15/24	100	101
	Ameren Corp.	3.650%	2/15/26	80	84
	Ameren Illinois Co.	2.700%	9/1/22	250	254
	Ameren Illinois Co.	3.800%	5/15/28	75	82
	Ameren Illinois Co.	3.700%	12/1/47	150	159
	Ameren Illinois Co.	3.250%	3/15/50	60	61
	American Electric Power Co. Inc.	3.650%	12/1/21	100	103
	American Electric Power Co. Inc.	2.950%	12/15/22	25	26
	American Electric Power Co. Inc.	3.200%	11/13/27	75	77
	American Electric Power Co. Inc.	4.300%	12/1/28	150	166
	Appalachian Power Co.	4.600%	3/30/21	50	51
	Appalachian Power Co.	3.300%	6/1/27	500	518
	Appalachian Power Co.	4.500%	3/1/49	425	493
	Arizona Public Service Co.	3.150%	5/15/25	100	104
	Arizona Public Service Co.	2.950%	9/15/27	50	51
	Arizona Public Service Co.	4.500%	4/1/42	25	29
	Arizona Public Service Co.	4.350%	11/15/45	125	142
	Arizona Public Service Co.	3.750%	5/15/46	125	130
	Arizona Public Service Co.	4.250%	3/1/49	100	113
	Arizona Public Service Co.	3.500%	12/1/49	60	60
	Avangrid Inc.	3.150%	12/1/24	230	237
	Avangrid Inc.	3.800%	6/1/29	95	100
	Avista Corp.	4.350%	6/1/48	75	85
	Baltimore Gas & Electric Co.	3.500%	11/15/21	350	359
	Baltimore Gas & Electric Co.	2.400%	8/15/26	50	50
	Baltimore Gas & Electric Co.	3.500%	8/15/46	100	102
	Baltimore Gas & Electric Co.	3.750%	8/15/47	125	133
	Baltimore Gas & Electric Co.	4.250%	9/15/48	50	58
	Baltimore Gas & Electric Co.	3.200%	9/15/49	80	78
	Berkshire Hathaway Energy Co.	2.375%	1/15/21	100	100
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	125	127
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	106
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	105
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	125	130
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	100	138
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	304
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	200	277
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	188
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	150	177
	Berkshire Hathaway Energy Co.	3.800%	7/15/48	50	53
	Berkshire Hathaway Energy Co.	4.450%	1/15/49	200	234
	Black Hills Corp.	4.250%	11/30/23	100	106
	Black Hills Corp.	3.950%	1/15/26	75	79
	Black Hills Corp.	3.150%	1/15/27	75	76
	Black Hills Corp.	3.050%	10/15/29	70	70
	Black Hills Corp.	4.350%	5/1/33	75	82
	Black Hills Corp.	4.200%	9/15/46	50	52
	Black Hills Corp.	3.875%	10/15/49	70	70
	CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	250	250
	CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	300	296
	CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	50	70
	CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	75	83
	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	150	176
	CenterPoint Energy Inc.	3.600%	11/1/21	75	77
	CenterPoint Energy Inc.	2.500%	9/1/22	100	101
	CenterPoint Energy Inc.	3.850%	2/1/24	325	341
	CenterPoint Energy Inc.	2.500%	9/1/24	100	100
	CenterPoint Energy Inc.	4.250%	11/1/28	75	81
	CenterPoint Energy Inc.	2.950%	3/1/30	80	79
	CenterPoint Energy Inc.	3.700%	9/1/49	50	49
	Cleco Corporate Holdings LLC	3.743%	5/1/26	100	103
	Cleco Corporate Holdings LLC	4.973%	5/1/46	125	138
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	257
	Cleveland Electric Illuminating Co.	5.950%	12/15/36	75	94
	CMS Energy Corp.	5.050%	3/15/22	25	26
	CMS Energy Corp.	3.000%	5/15/26	75	76
	CMS Energy Corp.	3.450%	8/15/27	50	52
	CMS Energy Corp.	4.875%	3/1/44	75	89
	Commonwealth Edison Co.	2.950%	8/15/27	75	77
	Commonwealth Edison Co.	5.900%	3/15/36	150	199
	Commonwealth Edison Co.	6.450%	1/15/38	175	249
	Commonwealth Edison Co.	4.600%	8/15/43	75	89
	Commonwealth Edison Co.	4.700%	1/15/44	175	211
	Commonwealth Edison Co.	3.700%	3/1/45	75	80
	Commonwealth Edison Co.	3.650%	6/15/46	175	184
	Commonwealth Edison Co.	3.750%	8/15/47	100	108

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Commonwealth Edison Co.	4.000%	3/1/48	150	167
	Commonwealth Edison Co.	4.000%	3/1/49	125	141
	Connecticut Light & Power Co.	2.500%	1/15/23	125	127
	Connecticut Light & Power Co.	3.200%	3/15/27	50	52
	Connecticut Light & Power Co.	4.300%	4/15/44	150	176
	Connecticut Light & Power Co.	4.000%	4/1/48	160	183
	Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	200	245
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	275	358
	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	75	101
	Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	125	135
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	200	230
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	375	437
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	145	156
	Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	75	81
	Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	400	452
	Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	75	79
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	120	139
	Consolidated Edison Inc.	2.000%	5/15/21	75	75
	Consumers Energy Co.	3.375%	8/15/23	275	287
	Consumers Energy Co.	3.800%	11/15/28	75	83
	Consumers Energy Co.	3.950%	5/15/43	75	83
	Consumers Energy Co.	3.250%	8/15/46	50	50
	Consumers Energy Co.	3.950%	7/15/47	50	56
	Consumers Energy Co.	4.050%	5/15/48	125	143
	Consumers Energy Co.	4.350%	4/15/49	80	97
	Consumers Energy Co.	3.100%	8/15/50	80	80
	Delmarva Power & Light Co.	3.500%	11/15/23	25	26
	Delmarva Power & Light Co.	4.150%	5/15/45	100	112
	Dominion Energy Inc.	2.715%	8/15/21	50	50
	Dominion Energy Inc.	3.071%	8/15/24	75	76
	Dominion Energy Inc.	3.900%	10/1/25	125	133
	Dominion Energy Inc.	2.850%	8/15/26	125	126
	Dominion Energy Inc.	4.250%	6/1/28	125	138
	Dominion Energy Inc.	6.300%	3/15/33	75	97
	Dominion Energy Inc.	5.950%	6/15/35	225	284
	Dominion Energy Inc.	4.900%	8/1/41	80	93
	Dominion Energy Inc.	4.050%	9/15/42	300	314
	Dominion Energy Inc.	4.600%	3/15/49	300	348
[3]	Dominion Energy Inc.	5.750%	10/1/54	100	108
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	50	67
	Dominion Energy South Carolina Inc.	6.050%	1/15/38	125	168
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	75	97
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	75	88
	DTE Electric Co.	3.650%	3/15/24	250	264
	DTE Electric Co.	3.375%	3/1/25	150	158
	DTE Electric Co.	4.000%	4/1/43	225	250
	DTE Electric Co.	3.700%	6/1/46	50	54
	DTE Electric Co.	3.750%	8/15/47	100	109
	DTE Electric Co.	3.950%	3/1/49	128	146
	DTE Energy Co.	2.600%	6/15/22	50	50
	DTE Energy Co.	2.250%	11/1/22	400	400
	DTE Energy Co.	3.700%	8/1/23	125	130
	DTE Energy Co.	2.529%	10/1/24	100	100
	DTE Energy Co.	2.850%	10/1/26	300	300
	DTE Energy Co.	3.800%	3/15/27	175	184
	DTE Energy Co.	3.400%	6/15/29	100	102
	DTE Energy Co.	2.950%	3/1/30	60	59
	DTE Energy Co.	6.375%	4/15/33	75	98
	Duke Energy Carolinas LLC	3.900%	6/15/21	500	512
	Duke Energy Carolinas LLC	2.500%	3/15/23	100	101
	Duke Energy Carolinas LLC	3.050%	3/15/23	100	103
	Duke Energy Carolinas LLC	2.950%	12/1/26	100	103
	Duke Energy Carolinas LLC	3.950%	11/15/28	125	139
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	156
	Duke Energy Carolinas LLC	2.450%	8/15/29	200	198
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	135
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	34
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	34
	Duke Energy Carolinas LLC	5.300%	2/15/40	150	193
	Duke Energy Carolinas LLC	4.000%	9/30/42	75	83
	Duke Energy Carolinas LLC	3.875%	3/15/46	100	111
	Duke Energy Carolinas LLC	3.700%	12/1/47	100	107
	Duke Energy Carolinas LLC	3.950%	3/15/48	300	331
	Duke Energy Carolinas LLC	3.200%	8/15/49	500	493
	Duke Energy Corp.	2.400%	8/15/22	200	201
	Duke Energy Corp.	3.050%	8/15/22	275	281
	Duke Energy Corp.	3.750%	4/15/24	325	344
	Duke Energy Corp.	2.650%	9/1/26	80	80
	Duke Energy Corp.	3.150%	8/15/27	300	308
	Duke Energy Corp.	4.800%	12/15/45	125	148
	Duke Energy Corp.	3.750%	9/1/46	405	414
	Duke Energy Florida LLC	3.800%	7/15/28	100	109
	Duke Energy Florida LLC	2.500%	12/1/29	425	424
	Duke Energy Florida LLC	6.350%	9/15/37	225	312
	Duke Energy Florida LLC	6.400%	6/15/38	200	284
	Duke Energy Florida LLC	3.850%	11/15/42	200	215
	Duke Energy Florida LLC	3.400%	10/1/46	100	101
	Duke Energy Florida LLC	4.200%	7/15/48	200	230
[3]	Duke Energy Florida Project Finance LLC	1.731%	9/1/22	50	50
[3]	Duke Energy Florida Project Finance LLC	2.538%	9/1/29	100	99
	Duke Energy Indiana LLC	6.350%	8/15/38	225	316
	Duke Energy Indiana LLC	3.750%	5/15/46	225	240
	Duke Energy Indiana LLC	3.250%	10/1/49	325	326
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	26
	Duke Energy Progress LLC	2.800%	5/15/22	100	102
	Duke Energy Progress LLC	3.375%	9/1/23	25	26
	Duke Energy Progress LLC	3.700%	9/1/28	175	191
	Duke Energy Progress LLC	3.450%	3/15/29	125	134
	Duke Energy Progress LLC	4.375%	3/30/44	300	348
	Duke Energy Progress LLC	4.150%	12/1/44	100	112
	Duke Energy Progress LLC	3.700%	10/15/46	50	53
	Duke Energy Progress LLC	3.600%	9/15/47	100	104
	Edison International	2.400%	9/15/22	125	124
	Edison International	3.125%	11/15/22	80	81
	Edison International	2.950%	3/15/23	200	200
	Edison International	5.750%	6/15/27	25	28
	El Paso Electric Co.	6.000%	5/15/35	50	61
	El Paso Electric Co.	5.000%	12/1/44	75	88
	Emera US Finance LP	2.700%	6/15/21	125	126
	Emera US Finance LP	3.550%	6/15/26	150	156
	Emera US Finance LP	4.750%	6/15/46	245	283
	Enel Chile SA	4.875%	6/12/28	125	139
	Entergy Arkansas Inc.	3.750%	2/15/21	50	51
	Entergy Arkansas Inc.	3.500%	4/1/26	50	53
	Entergy Corp.	4.000%	7/15/22	150	156
	Entergy Corp.	2.950%	9/1/26	200	203
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	223	256
	Entergy Louisiana LLC	5.400%	11/1/24	382	436
	Entergy Louisiana LLC	2.400%	10/1/26	75	74
	Entergy Louisiana LLC	3.120%	9/1/27	100	103
	Entergy Louisiana LLC	3.050%	6/1/31	100	102
	Entergy Louisiana LLC	4.000%	3/15/33	150	168
	Entergy Louisiana LLC	4.950%	1/15/45	150	162
	Entergy Louisiana LLC	4.200%	9/1/48	200	231
	Entergy Louisiana LLC	4.200%	4/1/50	100	116
	Entergy Mississippi LLC	2.850%	6/1/28	125	127
	Entergy Texas Inc.	3.550%	9/30/49	60	61
	Evergy Inc.	2.450%	9/15/24	50	50
	Evergy Inc.	2.900%	9/15/29	100	99

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Eversource Energy	2.500%	3/15/21	100	101
	Eversource Energy	2.750%	3/15/22	75	76
	Eversource Energy	3.800%	12/1/23	75	78
	Eversource Energy	2.900%	10/1/24	50	51
	Eversource Energy	3.150%	1/15/25	125	129
	Eversource Energy	3.300%	1/15/28	100	103
	Eversource Energy	4.250%	4/1/29	200	221
	Exelon Corp.	5.150%	12/1/20	200	204
	Exelon Corp.	3.497%	6/1/22	200	205
	Exelon Corp.	3.950%	6/15/25	200	215
	Exelon Corp.	3.400%	4/15/26	200	209
	Exelon Corp.	4.950%	6/15/35	225	259
	Exelon Corp.	5.625%	6/15/35	20	25
	Exelon Corp.	5.100%	6/15/45	145	174
	Exelon Corp.	4.450%	4/15/46	175	197
	Exelon Generation Co. LLC	6.250%	10/1/39	360	435
	Exelon Generation Co. LLC	5.750%	10/1/41	75	86
	Exelon Generation Co. LLC	5.600%	6/15/42	155	173
	FirstEnergy Corp.	2.850%	7/15/22	100	101
	FirstEnergy Corp.	3.900%	7/15/27	300	320
	FirstEnergy Corp.	7.375%	11/15/31	475	668
	FirstEnergy Corp.	4.850%	7/15/47	200	237
	Florida Power & Light Co.	3.250%	6/1/24	25	26
	Florida Power & Light Co.	5.625%	4/1/34	25	33
	Florida Power & Light Co.	5.960%	4/1/39	375	528
	Florida Power & Light Co.	4.125%	2/1/42	170	193
	Florida Power & Light Co.	4.050%	6/1/42	125	141
	Florida Power & Light Co.	3.800%	12/15/42	75	82
	Florida Power & Light Co.	3.700%	12/1/47	150	165
	Florida Power & Light Co.	3.950%	3/1/48	325	367
	Florida Power & Light Co.	4.125%	6/1/48	100	116
	Florida Power & Light Co.	3.990%	3/1/49	100	114
	Florida Power & Light Co.	3.150%	10/1/49	155	154
	Fortis Inc.	3.055%	10/4/26	295	301
	Georgia Power Co.	2.400%	4/1/21	75	75
	Georgia Power Co.	2.200%	9/15/24	225	221
	Georgia Power Co.	3.250%	4/1/26	100	103
	Georgia Power Co.	4.750%	9/1/40	175	198
	Georgia Power Co.	4.300%	3/15/43	100	108
	Great Plains Energy Inc.	4.850%	6/1/21	100	103
	Gulf Power Co.	3.300%	5/30/27	50	52
	Iberdrola International BV	6.750%	7/15/36	75	104
	Indiana Michigan Power Co.	3.850%	5/15/28	250	271
	Indiana Michigan Power Co.	3.750%	7/1/47	150	157
	Indiana Michigan Power Co.	4.250%	8/15/48	100	114
	Interstate Power & Light Co.	3.250%	12/1/24	202	211
	Interstate Power & Light Co.	4.100%	9/26/28	125	136
	Interstate Power & Light Co.	3.600%	4/1/29	60	64
	Interstate Power & Light Co.	6.250%	7/15/39	50	66
	Interstate Power & Light Co.	3.700%	9/15/46	75	76
	ITC Holdings Corp.	2.700%	11/15/22	100	101
	ITC Holdings Corp.	3.650%	6/15/24	75	78
	ITC Holdings Corp.	3.350%	11/15/27	100	104
	ITC Holdings Corp.	5.300%	7/1/43	300	366
[3]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	67	78
	Kansas City Power & Light Co.	3.150%	3/15/23	75	77
	Kansas City Power & Light Co.	5.300%	10/1/41	100	126
	Kansas City Power & Light Co.	4.200%	6/15/47	100	115
	Kentucky Utilities Co.	3.250%	11/1/20	50	50
	Kentucky Utilities Co.	5.125%	11/1/40	125	155
	Kentucky Utilities Co.	4.375%	10/1/45	100	116
	Louisville Gas & Electric Co.	3.300%	10/1/25	75	78
	Louisville Gas & Electric Co.	4.250%	4/1/49	170	194
	MidAmerican Energy Co.	3.500%	10/15/24	179	190
	MidAmerican Energy Co.	3.100%	5/1/27	150	156
	MidAmerican Energy Co.	3.650%	4/15/29	200	218
	MidAmerican Energy Co.	6.750%	12/30/31	125	174
	MidAmerican Energy Co.	5.750%	11/1/35	125	164
	MidAmerican Energy Co.	4.800%	9/15/43	75	92
	MidAmerican Energy Co.	3.950%	8/1/47	100	111
	MidAmerican Energy Co.	4.250%	7/15/49	200	240
	Mississippi Power Co.	4.250%	3/15/42	100	107
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	200	201
	National Rural Utilities Cooperative Finance Corp.	2.900%	3/15/21	50	51
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	300	306
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	775	799
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	100	109
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	100	109
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	204	230
[3]	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	25	26
[3]	National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	75	79
	National Rural Utilities Cooperative Finance Corp.	4.400%	11/1/48	400	476
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	100	119
	Nevada Power Co.	3.700%	5/1/29	200	216
	Nevada Power Co.	6.750%	7/1/37	75	106
	NextEra Energy Capital Holdings Inc.	2.403%	9/1/21	150	151
	NextEra Energy Capital Holdings Inc.	2.900%	4/1/22	350	356
	NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	105	107
	NextEra Energy Capital Holdings Inc.	3.150%	4/1/24	100	103
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	50	52
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	250	265
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	100	106
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	100	100
[3]	NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	125	128
[3]	NextEra Energy Capital Holdings Inc.	5.650%	5/1/79	100	111
	Northern States Power Co.	6.250%	6/1/36	75	103
	Northern States Power Co.	6.200%	7/1/37	50	69
	Northern States Power Co.	5.350%	11/1/39	175	228
	Northern States Power Co.	3.400%	8/15/42	105	109
	Northern States Power Co.	4.000%	8/15/45	50	55
	Northern States Power Co.	2.900%	3/1/50	250	238
	NSTAR Electric Co.	2.375%	10/15/22	125	126
	NSTAR Electric Co.	3.200%	5/15/27	125	131
	NSTAR Electric Co.	3.250%	5/15/29	50	52
	NSTAR Electric Co.	5.500%	3/15/40	75	96
	Oglethorpe Power Corp.	5.950%	11/1/39	50	62
	Oglethorpe Power Corp.	5.375%	11/1/40	175	211
	Ohio Edison Co.	6.875%	7/15/36	100	140
	Ohio Power Co.	5.375%	10/1/21	175	185
	Ohio Power Co.	4.150%	4/1/48	100	114
	Ohio Power Co.	4.000%	6/1/49	240	270
	Oklahoma Gas & Electric Co.	3.800%	8/15/28	75	81
	Oklahoma Gas & Electric Co.	4.150%	4/1/47	50	54
	Oklahoma Gas & Electric Co.	3.850%	8/15/47	75	78
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	183
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	100	102
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	75	77
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	50	55
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	73
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	196
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	125	159
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	88
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	100	130
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	100	109
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	50	55
	Oncor Electric Delivery Co. LLC	3.800%	6/1/49	100	109
	Oncor Electric Delivery Co. LLC	3.100%	9/15/49	400	396
	PacifiCorp	2.950%	2/1/22	100	102
	PacifiCorp	3.600%	4/1/24	125	132
	PacifiCorp	3.500%	6/15/29	100	108

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	PacifiCorp	7.700%	11/15/31	450	662
	PacifiCorp	5.250%	6/15/35	100	123
	PacifiCorp	6.100%	8/1/36	75	101
	PacifiCorp	6.350%	7/15/38	75	105
	PacifiCorp	4.100%	2/1/42	200	222
	PacifiCorp	4.125%	1/15/49	100	114
	PacifiCorp	4.150%	2/15/50	200	229
	PECO Energy Co.	2.375%	9/15/22	300	303
	PECO Energy Co.	3.900%	3/1/48	75	83
	Pinnacle West Capital Corp.	2.250%	11/30/20	100	100
	PNM Resources Inc.	3.250%	3/9/21	50	51
	Potomac Electric Power Co.	6.500%	11/15/37	250	353
	Potomac Electric Power Co.	4.150%	3/15/43	150	168
	PPL Capital Funding Inc.	4.200%	6/15/22	25	26
	PPL Capital Funding Inc.	3.500%	12/1/22	115	119
	PPL Capital Funding Inc.	3.400%	6/1/23	100	103
	PPL Capital Funding Inc.	3.950%	3/15/24	50	53
	PPL Capital Funding Inc.	3.100%	5/15/26	100	102
	PPL Capital Funding Inc.	4.700%	6/1/43	75	83
	PPL Capital Funding Inc.	5.000%	3/15/44	200	229
	PPL Capital Funding Inc.	4.000%	9/15/47	75	76
	PPL Electric Utilities Corp.	3.000%	9/15/21	275	280
	PPL Electric Utilities Corp.	6.250%	5/15/39	100	140
	PPL Electric Utilities Corp.	4.125%	6/15/44	50	56
	PPL Electric Utilities Corp.	4.150%	10/1/45	155	174
	PPL Electric Utilities Corp.	3.950%	6/1/47	75	82
	Progress Energy Inc.	4.400%	1/15/21	100	102
	Progress Energy Inc.	3.150%	4/1/22	40	41
	Progress Energy Inc.	7.000%	10/30/31	119	160
	Progress Energy Inc.	6.000%	12/1/39	125	162
	PSEG Power LLC	3.850%	6/1/23	125	131
	PSEG Power LLC	8.625%	4/15/31	96	134
	Public Service Co. of Colorado	3.200%	11/15/20	25	25
	Public Service Co. of Colorado	3.700%	6/15/28	75	81
	Public Service Co. of Colorado	3.600%	9/15/42	175	184
	Public Service Co. of Colorado	4.100%	6/15/48	75	85
	Public Service Co. of New Hampshire	3.500%	11/1/23	50	52
	Public Service Co. of New Hampshire	3.600%	7/1/49	75	79
	Public Service Electric & Gas Co.	1.900%	3/15/21	150	150
	Public Service Electric & Gas Co.	3.000%	5/15/25	80	83
	Public Service Electric & Gas Co.	2.250%	9/15/26	250	247
	Public Service Electric & Gas Co.	3.000%	5/15/27	75	77
	Public Service Electric & Gas Co.	3.200%	5/15/29	70	74
	Public Service Electric & Gas Co.	3.800%	3/1/46	250	272
	Public Service Electric & Gas Co.	3.600%	12/1/47	75	80
	Public Service Electric & Gas Co.	3.850%	5/1/49	200	222
	Public Service Enterprise Group Inc.	2.650%	11/15/22	100	102
	Puget Energy Inc.	6.000%	9/1/21	100	106
	Puget Energy Inc.	5.625%	7/15/22	200	214
	Puget Energy Inc.	3.650%	5/15/25	400	415
	Puget Sound Energy Inc.	6.274%	3/15/37	125	169
	Puget Sound Energy Inc.	5.757%	10/1/39	125	166
	Puget Sound Energy Inc.	4.300%	5/20/45	100	115
	Puget Sound Energy Inc.	4.223%	6/15/48	125	142
	Puget Sound Energy Inc.	3.250%	9/15/49	90	90
	San Diego Gas & Electric Co.	2.500%	5/15/26	250	248
	San Diego Gas & Electric Co.	4.500%	8/15/40	100	111
	San Diego Gas & Electric Co.	3.750%	6/1/47	75	77
	San Diego Gas & Electric Co.	4.150%	5/15/48	75	82
	Sierra Pacific Power Co.	2.600%	5/1/26	100	101
	Southern California Edison Co.	2.900%	3/1/21	100	101
	Southern California Edison Co.	3.875%	6/1/21	275	281
[3]	Southern California Edison Co.	1.845%	2/1/22	36	35
	Southern California Edison Co.	2.400%	2/1/22	75	75
	Southern California Edison Co.	3.400%	6/1/23	75	77
	Southern California Edison Co.	3.500%	10/1/23	175	182
	Southern California Edison Co.	3.700%	8/1/25	50	53
	Southern California Edison Co.	3.650%	3/1/28	100	107
	Southern California Edison Co.	4.200%	3/1/29	75	83
	Southern California Edison Co.	6.650%	4/1/29	75	90
	Southern California Edison Co.	2.850%	8/1/29	75	75
	Southern California Edison Co.	5.750%	4/1/35	75	91
	Southern California Edison Co.	5.350%	7/15/35	200	237
	Southern California Edison Co.	5.625%	2/1/36	125	152
	Southern California Edison Co.	5.500%	3/15/40	100	122
	Southern California Edison Co.	4.500%	9/1/40	75	82
	Southern California Edison Co.	4.050%	3/15/42	208	214
	Southern California Edison Co.	3.900%	3/15/43	100	102
	Southern California Edison Co.	4.000%	4/1/47	335	350
	Southern California Edison Co.	4.125%	3/1/48	350	370
	Southern California Edison Co.	4.875%	3/1/49	100	118
	Southern Co.	2.350%	7/1/21	300	301
	Southern Co.	3.250%	7/1/26	350	363
	Southern Co.	4.250%	7/1/36	200	215
	Southern Co.	4.400%	7/1/46	360	398
	Southern Power Co.	2.500%	12/15/21	350	353
	Southern Power Co.	4.150%	12/1/25	100	108
	Southern Power Co.	5.150%	9/15/41	100	114
	Southern Power Co.	5.250%	7/15/43	50	57
	Southern Power Co.	4.950%	12/15/46	75	83
	Southwestern Electric Power Co.	2.750%	10/1/26	100	99
	Southwestern Electric Power Co.	4.100%	9/15/28	100	109
	Southwestern Electric Power Co.	6.200%	3/15/40	50	66
	Southwestern Electric Power Co.	3.900%	4/1/45	200	206
	Southwestern Electric Power Co.	3.850%	2/1/48	325	334
	Southwestern Public Service Co.	3.300%	6/15/24	165	171
	Southwestern Public Service Co.	4.500%	8/15/41	100	117
	Southwestern Public Service Co.	3.400%	8/15/46	275	274
	Southwestern Public Service Co.	3.700%	8/15/47	75	78
	Southwestern Public Service Co.	4.400%	11/15/48	275	321
	Southwestern Public Service Co.	3.750%	6/15/49	75	80
	Tampa Electric Co.	4.100%	6/15/42	50	54
	Tampa Electric Co.	4.350%	5/15/44	50	57
	Tampa Electric Co.	4.300%	6/15/48	75	87
	Tampa Electric Co.	4.450%	6/15/49	125	148
	Tampa Electric Co.	3.625%	6/15/50	50	53
	Toledo Edison Co.	6.150%	5/15/37	75	101
	Tucson Electric Power Co.	3.050%	3/15/25	50	52
	Union Electric Co.	3.500%	4/15/24	250	263
	Union Electric Co.	8.450%	3/15/39	150	244
	Union Electric Co.	3.650%	4/15/45	125	131
	Union Electric Co.	4.000%	4/1/48	75	84
	Union Electric Co.	3.250%	10/1/49	100	99
	Virginia Electric & Power Co.	3.450%	2/15/24	50	52
	Virginia Electric & Power Co.	2.950%	11/15/26	75	77
	Virginia Electric & Power Co.	3.500%	3/15/27	250	265
	Virginia Electric & Power Co.	3.800%	4/1/28	150	162
	Virginia Electric & Power Co.	2.875%	7/15/29	275	280
	Virginia Electric & Power Co.	6.000%	1/15/36	125	163
	Virginia Electric & Power Co.	6.000%	5/15/37	150	199
	Virginia Electric & Power Co.	6.350%	11/30/37	50	69
	Virginia Electric & Power Co.	4.000%	1/15/43	400	435
	Virginia Electric & Power Co.	4.450%	2/15/44	475	550
	Virginia Electric & Power Co.	4.200%	5/15/45	75	85
	Virginia Electric & Power Co.	4.000%	11/15/46	100	110
	Virginia Electric & Power Co.	3.800%	9/15/47	100	108
	Virginia Electric & Power Co.	4.600%	12/1/48	375	455
	Virginia Electric & Power Co.	3.300%	12/1/49	110	111
	WEC Energy Group Inc.	3.550%	6/15/25	200	211
	Westar Energy Inc.	2.550%	7/1/26	150	150
	Westar Energy Inc.	3.100%	4/1/27	100	103
	Westar Energy Inc.	4.125%	3/1/42	200	223
	Westar Energy Inc.	4.100%	4/1/43	100	111
	Westar Energy Inc.	4.250%	12/1/45	25	28
	Wisconsin Electric Power Co.	2.950%	9/15/21	75	76
	Wisconsin Electric Power Co.	2.050%	12/15/24	100	100
	Wisconsin Electric Power Co.	4.300%	10/15/48	100	115
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	136
	Wisconsin Public Service Corp.	3.350%	11/21/21	300	309
	Xcel Energy Inc.	2.600%	3/15/22	75	76
	Xcel Energy Inc.	3.300%	6/1/25	325	339
	Xcel Energy Inc.	3.350%	12/1/26	75	78

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Xcel Energy Inc.	4.000%	6/15/28	75	82
Xcel Energy Inc.	2.600%	12/1/29	200	198
Xcel Energy Inc.	3.500%	12/1/49	100	102

Natural Gas (0.2%)
Atmos Energy Corp.	3.000%	6/15/27	100	103
Atmos Energy Corp.	2.625%	9/15/29	50	50
Atmos Energy Corp.	5.500%	6/15/41	200	257
Atmos Energy Corp.	4.150%	1/15/43	100	112
Atmos Energy Corp.	4.125%	10/15/44	50	56
Atmos Energy Corp.	3.375%	9/15/49	530	535
CenterPoint Energy Resources Corp.	4.500%	1/15/21	25	26
CenterPoint Energy Resources Corp.	3.550%	4/1/23	50	52
CenterPoint Energy Resources Corp.	4.000%	4/1/28	100	107
CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	315
CenterPoint Energy Resources Corp.	4.100%	9/1/47	50	52
KeySpan Corp.	5.803%	4/1/35	50	61
NiSource Finance Corp.	3.490%	5/15/27	250	262
NiSource Finance Corp.	5.950%	6/15/41	100	128
NiSource Finance Corp.	4.800%	2/15/44	125	143
NiSource Finance Corp.	5.650%	2/1/45	100	128
NiSource Finance Corp.	4.375%	5/15/47	250	279
NiSource Inc.	2.650%	11/17/22	75	76
NiSource Inc.	3.650%	6/15/23	75	78
NiSource Inc.	2.950%	9/1/29	100	100
ONE Gas Inc.	4.658%	2/1/44	125	149
ONE Gas Inc.	4.500%	11/1/48	75	89
Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	110	117
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	56
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	75	74
Sempra Energy	2.850%	11/15/20	395	397
Sempra Energy	2.875%	10/1/22	100	102
Sempra Energy	2.900%	2/1/23	100	102
Sempra Energy	4.050%	12/1/23	100	106
Sempra Energy	3.750%	11/15/25	155	163
Sempra Energy	3.250%	6/15/27	150	154
Sempra Energy	3.400%	2/1/28	200	207
Sempra Energy	3.800%	2/1/38	200	208
Sempra Energy	6.000%	10/15/39	150	195
Sempra Energy	4.000%	2/1/48	175	182
Southern California Gas Co.	2.600%	6/15/26	200	200
Southern California Gas Co.	3.750%	9/15/42	75	78
Southern California Gas Co.	4.125%	6/1/48	75	83
Southern California Gas Co.	3.950%	2/15/50	70	78
Southern Co. Gas Capital Corp.	3.500%	9/15/21	325	332
Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	77
Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	95
Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	54
Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	102
Southern Co. Gas Capital Corp.	4.400%	5/30/47	100	109
Southwest Gas Corp.	3.700%	4/1/28	50	53
Southwest Gas Corp.	3.800%	9/29/46	75	77
Southwest Gas Corp.	4.150%	6/1/49	25	27
Washington Gas Light Co.	3.796%	9/15/46	100	104
Washington Gas Light Co.	3.650%	9/15/49	30	30

Other Utility (0.0%)
American Water Capital Corp.	3.400%	3/1/25	125	131
American Water Capital Corp.	2.950%	9/1/27	325	331
American Water Capital Corp.	3.450%	6/1/29	125	132
American Water Capital Corp.	6.593%	10/15/37	150	213
American Water Capital Corp.	4.300%	9/1/45	100	113
American Water Capital Corp.	3.750%	9/1/47	200	210
American Water Capital Corp.	4.200%	9/1/48	100	113
American Water Capital Corp.	4.150%	6/1/49	125	140
Aqua America Inc.	3.566%	5/1/29	75	79
Aqua America Inc.	4.276%	5/1/49	85	94
Veolia Environnement SA	6.750%	6/1/38	39	54
				84,050
Total Corporate Bonds (Cost $1,063,591)				1,139,256

Sovereign Bonds (4.1%)
African Development Bank	1.250%	7/26/21	500	497
African Development Bank	2.375%	9/23/21	300	303
African Development Bank	1.625%	9/16/22	400	399
African Development Bank	2.125%	11/16/22	700	708
African Development Bank	3.000%	9/20/23	275	288
Asian Development Bank	2.250%	1/20/21	500	503
Asian Development Bank	1.625%	3/16/21	500	499
Asian Development Bank	1.750%	6/8/21	625	625
Asian Development Bank	2.000%	2/16/22	980	987
Asian Development Bank	1.875%	2/18/22	600	603
Asian Development Bank	1.875%	7/19/22	600	603
Asian Development Bank	1.750%	9/13/22	900	901
Asian Development Bank	2.750%	3/17/23	1,000	1,032
Asian Development Bank	2.625%	1/30/24	1,000	1,034
Asian Development Bank	1.500%	10/18/24	500	494
Asian Development Bank	2.000%	1/22/25	300	303
Asian Development Bank	2.000%	4/24/26	100	101
Asian Development Bank	2.625%	1/12/27	200	209
Asian Development Bank	2.375%	8/10/27	275	283
Asian Development Bank	6.220%	8/15/27	100	127
Asian Development Bank	2.500%	11/2/27	673	700
Asian Development Bank	5.820%	6/16/28	148	188
Asian Development Bank	3.125%	9/26/28	130	142
Asian Development Bank	1.750%	9/19/29	200	195
Asian Infrastructure Investment Bank	2.250%	5/16/24	500	510
Canada	2.625%	1/25/22	250	255
Canada	2.000%	11/15/22	570	575
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	300	306
CNOOC Finance 2013 Ltd.	2.875%	9/30/29	250	250
CNOOC Finance 2013 Ltd.	3.300%	9/30/49	250	236
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	500	523
CNOOC Finance 2015 USA LLC	4.375%	5/2/28	500	554
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	300	320
Corp. Andina de Fomento	3.250%	2/11/22	45	46
Corp. Andina de Fomento	2.750%	1/6/23	125	126
Corp. Andina de Fomento	3.750%	11/23/23	925	968
Council Of Europe Development Bank	1.625%	3/16/21	200	200
Council Of Europe Development Bank	1.750%	9/26/22	150	150
Council Of Europe Development Bank	2.625%	2/13/23	425	437
Ecopetrol SA	5.875%	9/18/23	225	250
Ecopetrol SA	4.125%	1/16/25	200	210
Ecopetrol SA	5.375%	6/26/26	750	841
Ecopetrol SA	7.375%	9/18/43	100	135
Ecopetrol SA	5.875%	5/28/45	400	470
Equinor ASA	2.750%	11/10/21	300	305
Equinor ASA	3.150%	1/23/22	150	154
Equinor ASA	2.450%	1/17/23	450	457
Equinor ASA	2.650%	1/15/24	375	384
Equinor ASA	3.700%	3/1/24	150	160
Equinor ASA	3.250%	11/10/24	150	158
Equinor ASA	7.250%	9/23/27	250	331
Equinor ASA	3.625%	9/10/28	175	193
Equinor ASA	5.100%	8/17/40	125	159
Equinor ASA	4.250%	11/23/41	175	202
Equinor ASA	3.950%	5/15/43	125	139
Equinor ASA	4.800%	11/8/43	175	221
Equinor ASA	3.250%	11/18/49	125	125
European Bank for Reconstruction & Development	1.875%	7/15/21	225	226
European Bank for Reconstruction & Development	1.500%	11/2/21	150	150
European Bank for Reconstruction & Development	1.875%	2/23/22	200	201
European Bank for Reconstruction & Development	2.750%	3/7/23	925	955
European Bank for Reconstruction & Development	1.625%	9/27/24	270	268
European Investment Bank	4.000%	2/16/21	735	753
European Investment Bank	2.000%	3/15/21	1,450	1,455
European Investment Bank	2.500%	4/15/21	850	858

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
European Investment Bank	2.375%	5/13/21	1,850	1,866
European Investment Bank	1.625%	6/15/21	1,000	998
European Investment Bank	1.375%	9/15/21	100	100
European Investment Bank	2.125%	10/15/21	300	302
European Investment Bank	2.875%	12/15/21	1,150	1,176
European Investment Bank	2.250%	3/15/22	500	506
European Investment Bank	2.625%	5/20/22	200	204
European Investment Bank	2.375%	6/15/22	1,725	1,753
European Investment Bank	1.375%	9/6/22	720	714
European Investment Bank	2.500%	3/15/23	600	615
European Investment Bank	2.875%	8/15/23	800	833
European Investment Bank	3.125%	12/14/23	500	527
European Investment Bank	3.250%	1/29/24	810	858
European Investment Bank	2.625%	3/15/24	530	549
European Investment Bank	2.250%	6/24/24	550	562
European Investment Bank	2.500%	10/15/24	276	285
European Investment Bank	1.875%	2/10/25	1,050	1,056
European Investment Bank	2.375%	5/24/27	225	232
European Investment Bank	1.625%	10/9/29	125	121
European Investment Bank	4.875%	2/15/36	325	436
Export Development Canada	1.500%	5/26/21	525	523
Export Development Canada	1.375%	10/21/21	200	199
Export Development Canada	1.750%	7/18/22	200	201
Export Development Canada	2.500%	1/24/23	40	41
Export Development Canada	2.625%	2/21/24	250	258
Export-Import Bank of Korea	2.500%	5/10/21	300	302
Export-Import Bank of Korea	4.375%	9/15/21	75	78
Export-Import Bank of Korea	1.875%	10/21/21	250	249
Export-Import Bank of Korea	3.500%	11/27/21	200	205
Export-Import Bank of Korea	5.000%	4/11/22	275	293
Export-Import Bank of Korea	3.000%	11/1/22	400	410
Export-Import Bank of Korea	3.625%	11/27/23	200	211
Export-Import Bank of Korea	4.000%	1/14/24	650	695
Export-Import Bank of Korea	2.625%	5/26/26	200	202
FMS Wertmanagement	2.000%	8/1/22	470	474
FMS Wertmanagement	2.750%	3/6/23	300	310
Hydro-Quebec	8.400%	1/15/22	375	421
Hydro-Quebec	8.050%	7/7/24	325	405
Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	250	251
Industrial & Commercial Bank of China Ltd.	2.957%	11/8/22	250	254
Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	250	258
Inter-American Development Bank	1.875%	3/15/21	200	200
Inter-American Development Bank	2.625%	4/19/21	700	708
Inter-American Development Bank	2.125%	1/18/22	700	706
Inter-American Development Bank	1.750%	4/14/22	800	801
Inter-American Development Bank	3.000%	9/26/22	500	516
Inter-American Development Bank	2.500%	1/18/23	1,025	1,050
Inter-American Development Bank	3.000%	10/4/23	625	655
Inter-American Development Bank	2.625%	1/16/24	150	155
Inter-American Development Bank	3.000%	2/21/24	900	943
Inter-American Development Bank	2.125%	1/15/25	1,100	1,117
Inter-American Development Bank	7.000%	6/15/25	100	125
Inter-American Development Bank	2.000%	6/2/26	750	754
Inter-American Development Bank	2.000%	7/23/26	100	101
Inter-American Development Bank	2.375%	7/7/27	450	464
Inter-American Development Bank	3.125%	9/18/28	875	955
Inter-American Development Bank	3.875%	10/28/41	200	245
Inter-American Development Bank	3.200%	8/7/42	100	112
International Bank for Reconstruction & Development	1.625%	3/9/21	1,100	1,099
International Bank for Reconstruction & Development	1.375%	5/24/21	1,100	1,095
International Bank for Reconstruction & Development	2.250%	6/24/21	450	453
International Bank for Reconstruction & Development	2.750%	7/23/21	1,330	1,352
International Bank for Reconstruction & Development	1.375%	9/20/21	1,975	1,966

	International Bank for Reconstruction & Development	2.125%	12/13/21	255	257
	International Bank for Reconstruction & Development	2.000%	1/26/22	145	146
	International Bank for Reconstruction & Development	1.625%	2/10/22	1,325	1,324
	International Bank for Reconstruction & Development	2.125%	7/1/22	775	783
	International Bank for Reconstruction & Development	1.875%	6/19/23	1,100	1,105
	International Bank for Reconstruction & Development	3.000%	9/27/23	1,125	1,177
	International Bank for Reconstruction & Development	2.500%	3/19/24	1,100	1,134
	International Bank for Reconstruction & Development	1.500%	8/28/24	695	687
	International Bank for Reconstruction & Development	2.500%	11/25/24	750	775
	International Bank for Reconstruction & Development	2.500%	7/29/25	1,150	1,193
	International Bank for Reconstruction & Development	3.125%	11/20/25	470	504
	International Bank for Reconstruction & Development	2.500%	11/22/27	350	365
	International Bank for Reconstruction & Development	1.750%	10/23/29	200	195
	International Bank for Reconstruction & Development	4.750%	2/15/35	250	326
	International Finance Corp.	2.250%	1/25/21	1,150	1,156
	International Finance Corp.	2.875%	7/31/23	275	286
	International Finance Corp.	1.375%	10/16/24	200	196
	International Finance Corp.	2.125%	4/7/26	600	609
[7]	Japan Bank for International Cooperation	3.125%	7/20/21	275	280
[7]	Japan Bank for International Cooperation	1.500%	7/21/21	750	746
[7]	Japan Bank for International Cooperation	2.000%	11/4/21	770	772
[7]	Japan Bank for International Cooperation	2.500%	6/1/22	450	456
[7]	Japan Bank for International Cooperation	2.375%	7/21/22	250	253
[7]	Japan Bank for International Cooperation	2.375%	11/16/22	540	547
[7]	Japan Bank for International Cooperation	3.250%	7/20/23	300	312
[7]	Japan Bank for International Cooperation	3.375%	7/31/23	100	105
[7]	Japan Bank for International Cooperation	3.375%	10/31/23	400	421
[7]	Japan Bank for International Cooperation	3.000%	5/29/24	500	519
[7]	Japan Bank for International Cooperation	1.750%	10/17/24	200	197
[7]	Japan Bank for International Cooperation	2.125%	2/10/25	330	331
[7]	Japan Bank for International Cooperation	2.375%	4/20/26	200	202
[7]	Japan Bank for International Cooperation	2.250%	11/4/26	200	201
[7]	Japan Bank for International Cooperation	2.875%	7/21/27	200	209
[7]	Japan Bank for International Cooperation	2.750%	11/16/27	800	832
[7]	Japan Bank for International Cooperation	3.250%	7/20/28	300	323
[7]	Japan Bank for International Cooperation	3.500%	10/31/28	350	384
[7]	Japan International Cooperation Agency	2.750%	4/27/27	300	310
[8]	KFW	1.625%	3/15/21	900	899
[8]	KFW	2.375%	3/24/21	900	907

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[8]	KFW	2.625%	4/12/21	800	809
[8]	KFW	1.500%	6/15/21	900	898
[8]	KFW	1.750%	9/15/21	600	601
[8]	KFW	2.000%	11/30/21	600	604
[8]	KFW	3.125%	12/15/21	1,115	1,146
[8]	KFW	2.500%	2/15/22	1,000	1,016
[8]	KFW	2.125%	3/7/22	1,000	1,009
[8]	KFW	2.125%	6/15/22	750	758
[8]	KFW	1.750%	8/22/22	1,200	1,202
[8]	KFW	2.000%	10/4/22	950	958
[8]	KFW	2.375%	12/29/22	450	459
[8]	KFW	2.125%	1/17/23	1,025	1,040
[8]	KFW	2.625%	2/28/24	400	414
[8]	KFW	1.375%	8/5/24	900	883
[8]	KFW	2.500%	11/20/24	1,800	1,859
[8]	KFW	2.000%	5/2/25	150	152
[8]	KFW	2.875%	4/3/28	500	536
[8]	KFW	1.750%	9/14/29	175	171
[8]	KFW	0.000%	4/18/36	400	273
[8]	KFW	0.000%	6/29/37	200	133
	Korea Development Bank	4.625%	11/16/21	150	157
	Korea Development Bank	3.000%	9/14/22	750	768
	Korea Development Bank	3.375%	3/12/23	700	726
	Korea Development Bank	3.750%	1/22/24	500	530
	Korea Development Bank	2.125%	10/1/24	200	199
[8]	Landwirtschaftliche Rentenbank	1.750%	9/24/21	250	250
[8]	Landwirtschaftliche Rentenbank	2.250%	10/1/21	45	45
[8]	Landwirtschaftliche Rentenbank	3.125%	11/14/23	100	105
[8]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	858
[8]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	488
[8]	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	272
[8]	Landwirtschaftliche Rentenbank	2.500%	11/15/27	250	261
	Nexen Energy ULC	7.875%	3/15/32	50	72
	Nexen Energy ULC	6.400%	5/15/37	450	619
	Nexen Energy ULC	7.500%	7/30/39	200	311
	Nordic Investment Bank	2.250%	2/1/21	200	201
	Nordic Investment Bank	1.250%	8/2/21	400	397
	Nordic Investment Bank	2.125%	2/1/22	200	202
	Nordic Investment Bank	1.375%	10/17/22	200	198
	Nordic Investment Bank	2.875%	7/19/23	200	208
	Nordic Investment Bank	2.250%	5/21/24	200	203
[9]	Oesterreichische Kontrollbank AG	2.625%	1/31/22	100	102
[9]	Oesterreichische Kontrollbank AG	1.625%	9/17/22	400	399
[9]	Oesterreichische Kontrollbank AG	2.875%	3/13/23	500	518
[9]	Oesterreichische Kontrollbank AG	3.125%	11/7/23	200	210
[3]	Oriental Republic of Uruguay	8.000%	11/18/22	125	139
[3]	Oriental Republic of Uruguay	4.500%	8/14/24	303	328
[3]	Oriental Republic of Uruguay	4.375%	10/27/27	150	166
[3]	Oriental Republic of Uruguay	4.375%	1/23/31	208	233
[3]	Oriental Republic of Uruguay	7.625%	3/21/36	195	289
[3]	Oriental Republic of Uruguay	4.125%	11/20/45	300	322
[3]	Oriental Republic of Uruguay	5.100%	6/18/50	565	679
[3]	Oriental Republic of Uruguay	4.975%	4/20/55	500	589
	Petroleos Mexicanos	5.500%	1/21/21	200	205
	Petroleos Mexicanos	6.375%	2/4/21	261	266
	Petroleos Mexicanos	4.875%	1/24/22	185	192
	Petroleos Mexicanos	5.375%	3/13/22	64	67
	Petroleos Mexicanos	3.500%	1/30/23	215	217
	Petroleos Mexicanos	4.625%	9/21/23	87	91
	Petroleos Mexicanos	4.875%	1/18/24	120	126
	Petroleos Mexicanos	4.250%	1/15/25	100	101
	Petroleos Mexicanos	2.378%	4/15/25	28	28
	Petroleos Mexicanos	4.500%	1/23/26	110	109
	Petroleos Mexicanos	6.875%	8/4/26	599	657
[6]	Petroleos Mexicanos	6.490%	1/23/27	581	617
	Petroleos Mexicanos	6.500%	3/13/27	1,236	1,308
	Petroleos Mexicanos	5.350%	2/12/28	556	552
	Petroleos Mexicanos	6.500%	1/23/29	375	393
[6]	Petroleos Mexicanos	6.840%	1/23/30	1,091	1,168
	Petroleos Mexicanos	6.625%	6/15/35	625	635
	Petroleos Mexicanos	6.625%	6/15/38	150	147

	Petroleos Mexicanos	6.500%	6/2/41	250	248
	Petroleos Mexicanos	5.500%	6/27/44	94	84
	Petroleos Mexicanos	6.375%	1/23/45	300	290
	Petroleos Mexicanos	5.625%	1/23/46	367	330
	Petroleos Mexicanos	6.750%	9/21/47	1,288	1,289
	Petroleos Mexicanos	6.350%	2/12/48	496	479
[6]	Petroleos Mexicanos	7.690%	1/23/50	1,544	1,685
	Province of Alberta	2.200%	7/26/22	400	403
	Province of Alberta	3.350%	11/1/23	375	395
	Province of Alberta	2.950%	1/23/24	300	311
	Province of Alberta	1.875%	11/13/24	450	449
	Province of Alberta	3.300%	3/15/28	250	270
	Province of British Columbia	2.000%	10/23/22	200	201
	Province of British Columbia	1.750%	9/27/24	225	223
	Province of British Columbia	2.250%	6/2/26	300	303
	Province of Manitoba	2.050%	11/30/20	300	300
	Province of Manitoba	2.100%	9/6/22	150	151
	Province of Manitoba	2.600%	4/16/24	150	154
	Province of Manitoba	2.125%	6/22/26	90	90
	Province of New Brunswick	2.500%	12/12/22	95	97
	Province of New Brunswick	3.625%	2/24/28	105	115
	Province of Ontario	2.550%	2/12/21	180	181
	Province of Ontario	2.500%	9/10/21	575	581
	Province of Ontario	2.400%	2/8/22	525	531
	Province of Ontario	2.550%	4/25/22	350	356
	Province of Ontario	2.250%	5/18/22	500	505
	Province of Ontario	2.450%	6/29/22	150	152
	Province of Ontario	2.200%	10/3/22	400	404
	Province of Ontario	3.400%	10/17/23	760	802
	Province of Ontario	3.050%	1/29/24	250	261
	Province of Ontario	3.200%	5/16/24	150	158
	Province of Ontario	2.500%	4/27/26	250	256
	Province of Ontario	2.300%	6/15/26	900	911
	Province of Ontario	2.000%	10/2/29	585	575
	Province of Quebec	2.750%	8/25/21	325	330
	Province of Quebec	2.375%	1/31/22	390	394
	Province of Quebec	2.625%	2/13/23	425	435
	Province of Quebec	2.500%	4/20/26	200	205
	Province of Quebec	2.750%	4/12/27	850	884
	Province of Quebec	7.500%	9/15/29	475	684
	Province of Saskatchewan	8.500%	7/15/22	58	67
	Republic of Chile	2.250%	10/30/22	175	176
	Republic of Chile	3.125%	1/21/26	485	507
[3]	Republic of Chile	3.240%	2/6/28	460	482
[3]	Republic of Chile	3.500%	1/25/50	275	285
	Republic of Colombia	4.375%	7/12/21	450	464
	Republic of Colombia	4.000%	2/26/24	400	421
	Republic of Colombia	8.125%	5/21/24	100	123
[3]	Republic of Colombia	4.500%	1/28/26	322	350
[3]	Republic of Colombia	3.875%	4/25/27	765	808
[3]	Republic of Colombia	4.500%	3/15/29	650	719
	Republic of Colombia	10.375%	1/28/33	200	321
	Republic of Colombia	7.375%	9/18/37	300	427
	Republic of Colombia	6.125%	1/18/41	125	161
[3]	Republic of Colombia	5.625%	2/26/44	475	586
[3]	Republic of Colombia	5.000%	6/15/45	965	1,114
	Republic of Colombia	5.200%	5/15/49	400	477
	Republic of Hungary	6.375%	3/29/21	700	739
	Republic of Hungary	5.375%	2/21/23	400	438
	Republic of Hungary	5.750%	11/22/23	400	451
	Republic of Hungary	5.375%	3/25/24	350	394
	Republic of Hungary	7.625%	3/29/41	290	475
	Republic of Indonesia	2.950%	1/11/23	425	432
	Republic of Indonesia	4.100%	4/24/28	200	217
	Republic of Indonesia	4.750%	2/11/29	425	487
	Republic of Indonesia	3.400%	9/18/29	200	208
[6]	Republic of Indonesia	4.750%	7/18/47	200	231
	Republic of Indonesia	4.350%	1/11/48	300	332
	Republic of Indonesia	3.700%	10/30/49	200	203
	Republic of Italy	6.875%	9/27/23	590	671
	Republic of Italy	2.375%	10/17/24	475	465

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of Italy	2.875%	10/17/29	200	189
	Republic of Italy	5.375%	6/15/33	475	544
	Republic of Italy	4.000%	10/17/49	500	474
	Republic of Korea	3.875%	9/11/23	200	213
	Republic of Korea	5.625%	11/3/25	100	118
	Republic of Korea	2.750%	1/19/27	1,000	1,021
	Republic of Korea	3.875%	9/20/48	125	149
[3]	Republic of Panama	4.000%	9/22/24	200	214
[3]	Republic of Panama	3.750%	3/16/25	200	212
	Republic of Panama	7.125%	1/29/26	168	210
	Republic of Panama	8.875%	9/30/27	238	339
[3]	Republic of Panama	3.875%	3/17/28	460	500
	Republic of Panama	9.375%	4/1/29	300	457
[3]	Republic of Panama	6.700%	1/26/36	292	409
[3]	Republic of Panama	4.500%	4/16/50	410	486
[3]	Republic of Panama	4.300%	4/29/53	400	466
[3]	Republic of Panama	3.870%	7/23/60	200	215
	Republic of Peru	7.350%	7/21/25	225	284
	Republic of Peru	8.750%	11/21/33	645	1,064
[3]	Republic of Peru	6.550%	3/14/37	225	329
	Republic of Peru	5.625%	11/18/50	475	689
	Republic of Poland	5.125%	4/21/21	275	286
	Republic of Poland	5.000%	3/23/22	775	827
	Republic of Poland	3.000%	3/17/23	325	335
	Republic of Poland	3.250%	4/6/26	500	529
	Republic of the Philippines	4.000%	1/15/21	350	357
	Republic of the Philippines	9.500%	10/21/24	350	466
	Republic of the Philippines	10.625%	3/16/25	100	141
	Republic of the Philippines	5.500%	3/30/26	225	267
	Republic of the Philippines	3.000%	2/1/28	400	415
	Republic of the Philippines	3.750%	1/14/29	400	441
	Republic of the Philippines	9.500%	2/2/30	300	478
	Republic of the Philippines	7.750%	1/14/31	400	591
	Republic of the Philippines	6.375%	1/15/32	200	272
	Republic of the Philippines	6.375%	10/23/34	550	781
	Republic of the Philippines	3.950%	1/20/40	700	799
	Republic of the Philippines	3.700%	3/1/41	400	453
	Republic of the Philippines	3.700%	2/2/42	350	394
	State of Israel	3.150%	6/30/23	400	416
	State of Israel	2.875%	3/16/26	200	208
	State of Israel	3.250%	1/17/28	300	322
	State of Israel	4.500%	1/30/43	200	238
	State of Israel	4.125%	1/17/48	250	285
	Svensk Exportkredit AB	1.750%	3/10/21	450	450
	Svensk Exportkredit AB	2.375%	4/9/21	200	202
	Svensk Exportkredit AB	2.875%	5/22/21	200	203
	Svensk Exportkredit AB	1.625%	9/12/21	300	300
	Svensk Exportkredit AB	3.125%	11/8/21	200	205
	Svensk Exportkredit AB	2.000%	8/30/22	190	191
	Svensk Exportkredit AB	1.625%	11/14/22	200	200
	Svensk Exportkredit AB	2.875%	3/14/23	195	202
	Syngenta Finance NV	3.125%	3/28/22	100	101
	United Mexican States	3.625%	3/15/22	548	564
	United Mexican States	3.600%	1/30/25	510	533
	United Mexican States	4.125%	1/21/26	445	474
	United Mexican States	4.150%	3/28/27	800	855
	United Mexican States	3.750%	1/11/28	675	700
	United Mexican States	4.500%	4/22/29	850	931
	United Mexican States	8.300%	8/15/31	220	326
	United Mexican States	7.500%	4/8/33	100	141
	United Mexican States	6.050%	1/11/40	883	1,144
	United Mexican States	4.750%	3/8/44	765	842
	United Mexican States	5.550%	1/21/45	510	625
	United Mexican States	4.600%	1/23/46	600	647
	United Mexican States	4.350%	1/15/47	760	796
	United Mexican States	4.600%	2/10/48	255	277
[3]	United Mexican States	4.500%	1/31/50	400	433
	United Mexican States	5.750%	10/12/10	342	402
Total Sovereign Bonds (Cost $168,587)					176,043
Taxable Municipal Bonds (0.7%)
Alabama Economic Settlement Authority BP Settlement Revenue	3.163%	9/15/25	75	77
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	5.939%	2/15/47	150	207
American Municipal Power Ohio Inc.Revenue (Prairie State Energy Campus Project)	6.270%	2/15/50	50	67
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	7.499%	2/15/50	50	77
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	8.084%	2/15/50	125	214
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.918%	4/1/40	100	146
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.263%	4/1/49	250	382
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.907%	10/1/50	200	323
California Department of Water Resources Power Supply Revenue	2.000%	5/1/22	150	151
California GO	2.800%	4/1/21	150	152
California GO	5.700%	11/1/21	250	268
California GO	3.375%	4/1/25	100	106
California GO	2.650%	4/1/26	75	77
California GO	3.500%	4/1/28	150	162
California GO	4.500%	4/1/33	190	214
California GO	7.500%	4/1/34	350	527
California GO	4.600%	4/1/38	300	332
California GO	7.300%	10/1/39	75	115
California GO	7.350%	11/1/39	1,425	2,189
California GO	7.625%	3/1/40	205	328
California GO	7.600%	11/1/40	200	330
California State University Systemwide Revenue	3.899%	11/1/47	50	55
Central Puget Sound WA Regional Transit Authority Sales & Use Tax Revenue	5.491%	11/1/39	50	66
Chicago IL GO	7.045%	1/1/29	50	55
Chicago IL GO	7.375%	1/1/33	150	180
Chicago IL GO	6.314%	1/1/44	100	114
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	100	131
Chicago IL O’Hare International Airport Revenue	6.395%	1/1/40	125	180
Chicago IL O’Hare International Airport Revenue	4.472%	1/1/49	75	90
Chicago IL Transit Authority Sales Tax Receipts Revenue	6.200%	12/1/40	150	196
Chicago IL Transit Authority Transfer Tax Receipts Revenue	6.899%	12/1/40	125	169
Clark County NV Airport System Revenue	6.820%	7/1/45	100	158
Commonwealth Financing Authority Pennsylvania Revenue	3.864%	6/1/38	100	107
Commonwealth Financing Authority Pennsylvania Revenue	3.807%	6/1/41	55	59
Connecticut GO	5.090%	10/1/30	175	201
Connecticut GO	5.850%	3/15/32	200	258
Cook County IL GO	6.229%	11/15/34	50	65
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	142
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	66
Dallas TX Convention Center Hotel Development Corp. Hotel Revenue	7.088%	1/1/42	150	208

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Dallas TX Independent School District GO	6.450%	2/15/35	100	105
Dallas-Fort Worth TX International Airport Revenue	2.994%	11/1/38	50	49
Dallas-Fort Worth TX International Airport Revenue	3.144%	11/1/45	75	74
District of Columbia Income Tax Revenue	5.591%	12/1/34	50	62
District of Columbia Water & Sewer Authority Public Utility Revenue	4.814%	10/1/14	150	197
Florida Board of Administration Finance Corp Revenue	2.638%	7/1/21	150	152
George Washington University	4.126%	9/15/48	150	173
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	248	334
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	149	205
Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	74	100
Houston TX GO	6.290%	3/1/32	135	163
Illinois GO	4.950%	6/1/23	349	364
Illinois GO	5.100%	6/1/33	1,200	1,294
Illinois GO	7.350%	7/1/35	300	364
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	50	66
JobsOhio Beverage System Statewide Liquor Profits Revenue	3.985%	1/1/29	150	163
JobsOhio Beverage System Statewide Liquor Profits Revenue	4.532%	1/1/35	100	117
Los Angeles CA Department of Water & Power Revenue	6.166%	7/1/40	25	26
Los Angeles CA Department of Water & Power Revenue	6.574%	7/1/45	100	156
Los Angeles CA Department of Water & Power Revenue	6.603%	7/1/50	100	160
Los Angeles CA Unified School District GO	5.755%	7/1/29	200	242
Los Angeles CA Unified School District GO	5.750%	7/1/34	125	160
Los Angeles CA Unified School District GO	6.758%	7/1/34	200	276
Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	75	97
Los Angeles County CA Public Works Financing Authority Lease Revenue	7.618%	8/1/40	50	77
Maryland Transportation Authority Facilities Projects Revenue	5.888%	7/1/43	50	67
Massachusetts GO	4.200%	12/1/21	115	118
Massachusetts GO	5.456%	12/1/39	150	195
Massachusetts GO	2.813%	9/1/43	225	214
Massachusetts GO	2.900%	9/1/49	100	94
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.715%	8/15/39	100	132
Massachusetts School Building Authority Dedicated Sales Tax Revenue	3.395%	10/15/40	50	50
Massachusetts Transportation Fund Revenue	5.731%	6/1/40	50	65
Metropolitan Government of Nashville & Davidson County TN Convention Center Authority Tourism Tax Revenue	6.731%	7/1/43	50	71
Metropolitan Washington DC/VA Airports Authority Dulles Toll Road Revenue	7.462%	10/1/46	85	137
Miami-Dade County FL Aviation Revenue (Miami International Airport)	4.280%	10/1/41	125	134
Michigan Finance Authority Revenue (Trinity Health Credit Group)	3.084%	12/1/34	75	75
Michigan Finance Authority Revenue (Trinity Health Credit Group)	3.384%	12/1/40	200	200
Michigan State University Revenue	4.496%	8/15/48	50	55
Mississippi GO	5.245%	11/1/34	50	62

	Missouri Health & Educational Facilities Authority Revenue (Washington University)	3.652%	8/15/57	100	105
[10]	New Jersey Economic Development Authority Revenue (State Pension Funding)	7.425%	2/15/29	225	282
	New Jersey Transportation Trust Fund Authority Transportation Program Revenue	4.081%	6/15/39	75	75
	New Jersey Transportation Trust Fund Authority Transportation Program Revenue	4.131%	6/15/42	100	99
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	6.104%	12/15/28	100	104
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	6.561%	12/15/40	400	528
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	100	157
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	400	610
	New York City NY GO	6.246%	6/1/35	25	25
	New York City NY GO	5.517%	10/1/37	50	64
	New York City NY GO	6.271%	12/1/37	100	139
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.750%	6/15/41	50	70
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.952%	6/15/42	50	72
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	6.011%	6/15/42	50	72
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.440%	6/15/43	100	137
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.882%	6/15/44	175	255
	New York City NY Transitional Finance Authority Future Tax Revenue	5.767%	8/1/36	150	186
	New York City NY Transitional Finance Authority Future Tax Revenue	5.508%	8/1/37	100	127
	New York City NY Transitional Finance Authority Future Tax Revenue	5.572%	11/1/38	75	95
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	400	626
	New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	64
	New York State Dormitory Authority Revenue	3.142%	7/1/43	75	74
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.110%	2/15/39	50	50
	New York State Dormitory Authority Revenue (Personal Income Tax)	5.628%	3/15/39	100	123
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.190%	2/15/43	50	50
	New York State Thruway Authority	2.900%	1/1/35	75	75
	New York State Thruway Authority	3.500%	1/1/42	50	50
	New York State Urban Development Corp. Revenue (Personal Income Tax)	3.900%	3/15/33	100	107
	New York State Urban Development Corp. Revenue (Personal Income Tax)	5.770%	3/15/39	150	182
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	150	235
	Ohio State University General Receipts Revenue	4.910%	6/1/40	100	127
	Ohio State University General Receipts Revenue	3.798%	12/1/46	100	111

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Ohio State University General Receipts Revenue	4.800%	6/1/11	100	127
	Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	4.879%	12/1/34	75	88
	Oregon Department of Transportation Highway User Tax Revenue	5.834%	11/15/34	150	200
	Oregon GO	5.762%	6/1/23	135	145
	Oregon GO	5.892%	6/1/27	75	89
[11]	Oregon School Boards Association GO	5.528%	6/30/28	50	59
	Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	9/15/27	50	58
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	50	66
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	75	97
	Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	250	323
	Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	100	111
	Port Authority of New York & New Jersey Revenue	4.031%	9/1/48	30	34
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	100	130
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	550	674
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	100	126
	Port Authority of New York & New Jersey Revenue	3.287%	8/1/69	100	95
	Princeton University	5.700%	3/1/39	200	277
	Regents of the University of California Revenue	3.063%	7/1/25	100	105
	Regional Transportation District of Colorado Sales Tax Revenue	5.844%	11/1/50	100	145
	Rutgers State University New Jersey Revenue	5.665%	5/1/40	50	65
	Rutgers State University New Jersey Revenue	3.270%	5/1/43	25	25
	Rutgers State University New Jersey Revenue	3.915%	5/1/19	75	74
	Sales Tax Securitization Corp. Illinois Revenue	3.587%	1/1/43	75	74
	Sales Tax Securitization Corp. Illinois Revenue	3.820%	1/1/48	50	50
	Sales Tax Securitization Corp. Illinois Revenue	4.787%	1/1/48	100	116
	Salt River Project Arizona Agricultural Improvement & Power District Revenue	4.839%	1/1/41	150	187
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	125	172
	San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	125	172
	San Diego County CA Water Authority Revenue	6.138%	5/1/49	100	142
	San Francisco CA City & County Public Utilities Commission Water Revenue	6.950%	11/1/50	100	152
	San Jose California Redevelopment Agency Successor Agency Tax Allocation	3.375%	8/1/34	100	103
	Santa Clara Valley CA Transportation Authority Sales Tax Revenue	5.876%	4/1/32	200	245
	South Carolina Public Service Authority Revenue	2.388%	12/1/23	50	50
	South Carolina Public Service Authority Revenue	6.454%	1/1/50	100	147

	Texas A&M University System Revenue Financing System Revenue	3.100%	7/1/49	75	73
	Texas GO	5.517%	4/1/39	50	67
	Texas GO	3.211%	4/1/44	225	227
	Texas Private Activity Surface Transportation Corp. Revenue	3.922%	12/31/49	125	126
	Texas Transportation Commission Revenue	5.178%	4/1/30	175	211
	Texas Transportation Commission Revenue	4.681%	4/1/40	50	61
	University of California Regents Medical Center Revenue	6.548%	5/15/48	250	361
	University of California Regents Medical Center Revenue	6.583%	5/15/49	50	72
	University of California Revenue	5.946%	5/15/45	175	235
	University of California Revenue	4.858%	5/15/12	175	216
	University of California Revenue	4.767%	5/15/15	100	121
	University of Nebraska Student Fee Revenue	3.037%	10/1/49	25	24
	University of Pittsburgh-of the Commonwealth System of Higher Education	3.555%	9/15/19	250	242
	University of Southern California	5.250%	10/1/11	100	141
	University of Texas Permanent University Fund Revenue	3.376%	7/1/47	50	53
	University of Texas Revenue	3.354%	8/15/47	50	52
	University of Texas System Revenue Financing System Revenue	4.794%	8/15/46	75	93
	University of Virginia Revenue	4.179%	9/1/17	50	59
	Utah GO	4.554%	7/1/24	50	53
	Utah GO	3.539%	7/1/25	50	52
	Washington GO	5.140%	8/1/40	150	191
	Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	250	267
	Wisconsin General Fund Annual Appropriation Revenue	3.154%	5/1/27	100	104
[11]	Wisconsin GO	5.700%	5/1/26	70	79
Total Taxable Municipal Bonds (Cost $24,262)					28,768

		Shares
Temporary Cash Investment (2.1%)
Money Market Fund (2.1%)
[12] Vanguard Market Liquidity Fund (Cost $92,087)	1.816%	920,860	92,095
Total Investments (101.2%) (Cost $4,189,529)			4,351,047

			Amount
			($000)
Other Assets and Liabilities (-1.2%)
Other Assets
Investment in Vanguard			192
Receivables for Investment Securities Sold			31,750
Receivables for Accrued Income			26,098
Receivables for Capital Shares Issued			15,803
Other Assets			1,364
Total Other Assets			75,207
Liabilities
Payables for Investment Securities Purchased			(120,857)
Payables for Capital Shares Redeemed			(3,977)
Payables to Vanguard			(1,417)
Total Liabilities			(126,251)
Net Assets (100%)
Applicable to 352,196,029 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			4,300,003
Net Asset Value Per Share			$12.21

Total Bond Market Index Portfolio

At December 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	4,040,937
Total Distributable Earnings (Loss)	259,066
Net Assets	4,300,003

•	See Note A in Notes to Financial Statements.

1	U.S. government-guaranteed.

2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2019.

5	Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.

6	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the aggregate value of these securities was $37,158,000, representing 0.9% of net assets.

7	Guaranteed by the Government of Japan.

8	Guaranteed by the Federal Republic of Germany.

9	Guaranteed by the Republic of Austria.

10	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.

11	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).

12	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

CMT—Constant Maturing Treasury Rate.

GO—General Obligation Bond.

LIBOR—London Interbank Offered Rate.

REIT—Real Estate Investment Trust.

TBA—To Be Announced.

UMBS—Uniform Mortgage-Backed Securities.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Interest[1]	113,167
Total Income	113,167
Expenses
The Vanguard Group—Note B
Investment Advisory Services	135
Management and Administrative	4,757
Marketing and Distribution	465
Custodian Fees	51
Auditing Fees	82
Shareholders’ Reports	40
Trustees’ Fees and Expenses	2
Total Expenses	5,532
Net Investment Income	107,635
Realized Net Gain (Loss)
Investment Securities Sold[1]	8,036
Futures Contracts	(8)
Realized Net Gain (Loss)	8,028
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	204,615
Futures Contracts	—
Change in Unrealized Appreciation (Depreciation)	204,615
Net Increase (Decrease) in Net Assets Resulting from Operations	320,278

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $1,887,000, $4,000, and $4,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	107,635	94,491
Realized Net Gain (Loss)	8,028	(11,812)
Change in Unrealized Appreciation (Depreciation)	204,615	(87,509)
Net Increase (Decrease) in Net Assets Resulting from Operations	320,278	(4,830)
Distributions
Net Investment Income	(97,897)	(79,188)
Realized Capital Gain[1]	—	(6,703)
Total Distributions	(97,897)	(85,891)
Capital Share Transactions
Issued	1,031,614	657,403
Issued in Lieu of Cash Distributions	97,897	85,891
Redeemed	(586,442)	(616,385)
Net Increase (Decrease) from Capital Share Transactions	543,069	126,909
Total Increase (Decrease)	765,450	36,188
Net Assets
Beginning of Period	3,534,553	3,498,365
End of Period	4,300,003	3,534,553

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.54	$11.86	$11.77	$11.79	$12.07
Investment Operations
Net Investment Income	.324[1]	.313[1]	.292[1]	.283	.276
Net Realized and Unrealized Gain (Loss) on Investments	.657	(.343)	.119	.007	(.233)
Total from Investment Operations	.981	(.030)	.411	.290	.043
Distributions
Dividends from Net Investment Income	(.311)	(.267)	(.283)	(.277)	(.272)
Distributions from Realized Capital Gains	—	(.023)	(.038)	(.033)	(.051)
Total Distributions	(.311)	(.290)	(.321)	(.310)	(.323)
Net Asset Value, End of Period	$12.21	$11.54	$11.86	$11.77	$11.79

Total Return	8.67%	-0.21%	3.57%	2.47%	0.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,300	$3,535	$3,498	$2,985	$2,799
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.72%	2.74%	2.48%	2.41%	2.43%
Portfolio Turnover Rate[2]	80%	89%	91%	104%	149%

1 Calculated based on average shares outstanding.

2 Includes 19%, 26%, 24%, 33%, and 61% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

The Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

Total Bond Market Index Portfolio

2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2019, the portfolio’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2019.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

4. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

Total Bond Market Index Portfolio

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2019, the portfolio had contributed to Vanguard capital in the amount of $192,000, representing less than 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,804,700	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	110,185	—
Corporate Bonds	—	1,139,256	—
Sovereign Bonds	—	176,043	—
Taxable Municipal Bonds	—	28,768	—
Temporary Cash Investments	92,095	—	—
Total	92,095	4,258,952	—

Total Bond Market Index Portfolio

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	102,457
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(3,796)
Net Unrealized Gains (Losses)	161,512

* The fund used capital loss carryforwards of $7,998,000 to offset taxable capital gains realized during the year ended December 31, 2019.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	4,189,535
Gross Unrealized Appreciation	169,713
Gross Unrealized Depreciation	(8,201)
Net Unrealized Appreciation (Depreciation)	161,512

E.  During the year ended December 31, 2019, the portfolio purchased $362,538,000 of investment securities and sold $240,631,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,311,534,000 and $2,895,396,000, respectively.

F.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	86,771	57,508
Issued in Lieu of Cash Distributions	8,535	7,574
Redeemed	(49,300)	(53,952)
Net Increase (Decrease) in Shares Outstanding	46,006	11,130

At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 37% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.

G.       Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Total Bond Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Bond Market Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Total Bond Market Index Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Total Bond Market Index Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Total Bond Market Index Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Total Bond Market Index Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Total Bond Market Index Portfolio or the owners of the Total Bond Market Index Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Total Bond Market Index Portfolio. Investors acquire the Total Bond Market Index Portfolio from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Total Bond Market Index Portfolio. The Total Bond Market Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Total Bond Market Index Portfolio or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Total Bond Market Index Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market Index Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Total Bond Market Index Portfolio or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Total Bond Market Index Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Total Bond Market Index Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Total Bond Market Index Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TOTAL BOND MARKET INDEX PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

Growth Portfolio

Your Portfolio’s Performance at a Glance

•    The Growth Portfolio of Vanguard Variable Insurance Fund returned 33.82% for the 12 months ended December 31, 2019, trailing the 36.39% return of its benchmark, the Russell 1000 Growth Index. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

•    The broad U.S. stock market, as measured by the Russell 3000 Index, climbed 31% for the year. Global stock prices rose amid optimism that U.S.-China trade tensions were easing and that a trade deal might be signed in early 2020. Inversions of the U.S. Treasury yield curve, historically a signal of recession, raised concerns midway through the year. But the yield curve returned to its normal pattern in the second half as the Federal Reserve cut short-term interest rates three times in 2019.

•    Growth stocks outperformed their value counterparts, while large- and mid-capitalization stocks surpassed small-caps.

•    Returns were positive in nine of the sectors the portfolio invests in. The advisors’ holdings in industrials, health care, and information technology contributed most to relative performance. Communication services and financials were the biggest net detractors.

•    Over the decade ended December 31, 2019, the portfolio’s average annual return underperformed that of its benchmark.

Market Barometer

		Average Annual Total Returns
		Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Growth Portfolio

Advisors’ Report

The Growth Portfolio returned 33.82% for the 12 months ended December 31, 2019, below the 36.39% return of its benchmark, the Russell 1000 Growth Index.

The portfolio is overseen by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the period and of the effect it had on the portfolio’s positioning. These reports were prepared on January 27, 2020.

Wellington Management Company LLP

Portfolio Manager:

Andrew J. Shilling, CFA

Senior Managing Director

Our portion of the portfolio seeks to outperform growth indexes and, over the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies that possess a clear competitive advantage that will enable them to sustain above-average growth.

U.S. equities, as measured by the Standard & Poor’s 500 Index, returned 31.49% for the period. Growth stocks outperformed value stocks and large-cap companies led their smaller-cap peers.

Advanced Micro Devices, a semiconductor manufacturing company that continues to increase market share across desktop, mobile, and server CPUs, contributed most to performance. Global Payments, a provider of payment technology services, has been successful in embedding its payment-processing capabilities in mission-critical software and pursuing growth through acquisitions and strategic partnerships. Management anticipates greater revenue and cost savings from its $21.5 billion acquisition of Total System Services. ServiceNow, a provider of enterprise cloud-based services, has created high barriers by consistently launching new product features. This is evidenced by its best-in-class economics and expanding relationships with its customers. It now has an extendable platform for automating workflows across an organization.

Detractors included our underweight position in Apple, a leader in mobile devices and digital content distribution, which outperformed over the period. In management’s second-quarter earnings release, the company announced strong guidance ahead of expectations. Results for the iPhone were not as bad as feared, services remained strong, and wearables surprised to the upside.

Also detracting was an overweight position in The We Company, a real estate company that provides shared workspaces. The We Company’s valuation shrank meaningfully because of investor concerns about its business model viability; the company ultimately decided not to pursue an initial public offering. Uber Technologies experienced material regulatory and competitive pressures amid inconsistent operating results.

We continue to expect solid U.S. economic growth. While political uncertainty in the U.S. and abroad may heighten volatility, we believe we are well-positioned with our exposure to quality companies that benefit from long-term shifts. We are particularly encouraged by the powerful trends supporting cloud computing, digital payments, new media, and e-commerce and have positioned our portion of your fund with these enduring tailwinds in mind. We remain true to our process, seeking companies with competitive moats, strong balance sheets, skilled management teams, and the ability to sustain above-average growth.

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA

Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA

Christopher M. Ericksen, CFA

Daniel J. Prislin, CFA

For the 12 months ended December 31, 2019, the performance of assets we managed was largely driven by our stock exposure and disproportionately affected by a few disappointing stocks. On a sector level, communication services was the largest detractor and industrials was the largest contributor.

Growth Portfolio

TripAdvisor was our largest relative detractor from performance. The travel website’s hotel segment struggled against competitive headwinds, including increased challenges from Google’s search business. That said, we believe TripAdvisor’s increased focus on its experiences and dining products—a growing business line that enhances the company’s overall profitability—is likely the right long-term strategic move. However, we sold the stock to deploy assets to more attractive opportunities.

Our largest relative contributor to performance was Applied Materials. The company is the global leader in providing equipment for advanced semiconductors and flat-panel displays. The segment drifted higher on stronger foundry investment from semiconductor foundry TSMC and signs of a bottom in the NAND memory market, as well as positive commentary from Applied Materials management on market-share gains for 2020. We remain confident that the market is undervaluing Applied Materials and that the firm is attractively positioned in a consolidating sector with high barriers to entry.

The positive and risk-seeking trends of recent years mostly continued in 2019, thanks to sustained economic growth coupled with persistently low interest rates. The market rally broadened to include cyclical sectors, as the investor outlook for global economic growth strengthened. The 10-year U.S. Treasury rate started the year at 2.68% and stayed well below 2% during the latter half of the period. As a result, the market continues to have a strong upward bias.

Other considerations for investors are President Trump’s unconventional style as head of state and an impeachment process that may hamper his administration’s goals of significant policy changes. We are mindful of the potential macroeconomic implications of President Trump’s policy positions, including his comments and public positioning on global trade negotiations with China that, despite recent hopes of a pending agreement, could have deleterious effects on global economic conditions. We believe it is too early to determine the long-term effects but we will continue to closely monitor President Trump’s tenure with a keen eye on controversies and challenges as well as the effectiveness of potential policy shifts.

Regardless of policy outcomes and oscillating investor sentiment in any given period, we remain consistent in our long-term investment philosophy:

We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can increase market share and have the potential to deliver shareholder value in a variety of market environments.

Growth Portfolio Investment Advisors

Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	52	409	Employs proprietary fundamental research and a rigorous valuation discipline in an effort to invest in high-quality, large-capitalization, sustainable-growth companies. The firm’s philosophy is based on the belief that stock prices often overreact to short-term trends and that bottom-up, intensive research focused on longer-term fundamentals can be used to identify stocks that will outperform the market over time.
Jackson Square Partners, LLC	46	365	Uses a bottom-up approach, seeking companies that have large end-market potential, dominant business models, and strong free-cash-flow generation that is attractively priced compared with the intrinsic value of the securities.
Cash Investments	2	17	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•     Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,078.43	$2.10
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2009–December 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Growth Portfolio	33.82%	13.40%	14.25%	$37,899
Russell 1000 Growth Index	36.39	14.63	15.22	41,234
Dow Jones U.S. Total Stock Market Float Adjusted Index	30.90	11.18	13.43	35,251

See Financial Highlights for dividend and capital gains information.

Growth Portfolio

Sector Diversification

As of December 31, 2019

Communication Services	12.2%
Consumer Discretionary	12.5
Consumer Staples	3.9
Energy	0.2
Financials	8.3
Health Care	11.2
Industrials	6.1
Information Technology	40.5
Materials	2.4
Other	0.2
Real Estate	2.4
Utilities	0.1

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Growth Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (95.2%)[1]
Communication Services (11.7%)
*	Alphabet Inc. Class C	17,288	23,114
*	Charter Communications Inc. Class A	36,916	17,907
*	Alphabet Inc. Class A	13,331	17,855
*	Facebook Inc. Class A	61,069	12,535
*	Netflix Inc.	33,041	10,691
*	Take-Two Interactive Software Inc.	86,579	10,600
			92,702
Consumer Discretionary (12.5%)
*	Amazon.com Inc.	11,666	21,557
	Hasbro Inc.	152,161	16,070
*	Dollar Tree Inc.	151,965	14,292
	Domino’s Pizza Inc.	40,571	11,919
	Home Depot Inc.	32,639	7,128
	Hilton Worldwide Holdings Inc.	41,864	4,643
*	O’Reilly Automotive Inc.	10,087	4,421
*	Under Armour Inc. Class A	190,588	4,117
*	Alibaba Group Holding Ltd. ADR	17,337	3,677
*	Uber Technologies Inc.	123,620	3,676
	Ross Stores Inc.	27,776	3,234
	TJX Cos. Inc.	34,231	2,090
	NIKE Inc. Class B	17,552	1,778
			98,602
Consumer Staples (3.6%)
	Constellation Brands Inc. Class A	124,685	23,659
*	Monster Beverage Corp.	72,576	4,612
			28,271
Financials (7.8%)
	KKR & Co. Inc. Class A	486,704	14,197
	Charles Schwab Corp.	289,479	13,768
	CME Group Inc.	51,630	10,363
	Progressive Corp.	71,565	5,181
*	Markel Corp.	3,474	3,971
	Intercontinental Exchange Inc.	41,695	3,859
	Marsh & McLennan Cos. Inc.	34,086	3,798
	S&P Global Inc.	10,172	2,777
	MSCI Inc. Class A	10,160	2,623
	MarketAxess Holdings Inc.	2,155	817
			61,354
Health Care (10.5%)
	UnitedHealth Group Inc.	81,844	24,061
*	IQVIA Holdings Inc.	131,651	20,341
*	Illumina Inc.	36,642	12,156
*	Edwards Lifesciences Corp.	23,690	5,527
	Thermo Fisher Scientific Inc.	14,681	4,769
*	Mettler-Toledo International Inc.	5,456	4,328
*	Penumbra Inc.	18,878	3,101
*	ABIOMED Inc.	17,395	2,967
	Danaher Corp.	14,898	2,287
*	Seattle Genetics Inc.	19,100	2,182
*	Biogen Inc.	3,943	1,170
*	DexCom Inc.	2,729	597
			83,486
Industrials (5.2%)
	TransUnion	91,603	7,842
	Lockheed Martin Corp.	19,628	7,643
*	IHS Markit Ltd.	90,700	6,834
	Equifax Inc.	34,739	4,868
	Northrop Grumman Corp.	13,129	4,516
	Boeing Co.	13,805	4,497
	Canadian National Railway Co.	41,742	3,776
	AMETEK Inc.	12,656	1,262
			41,238
Information Technology (39.4%)
	Microsoft Corp.	438,180	69,101
	Apple Inc.	102,483	30,094
	Mastercard Inc. Class A	92,864	27,728
	Visa Inc. Class A	122,002	22,924
*	PayPal Holdings Inc.	201,928	21,843
*	Autodesk Inc.	100,161	18,376
*	ServiceNow Inc.	54,058	15,262
	Applied Materials Inc.	169,578	10,351
*	salesforce.com Inc.	58,568	9,525
*	FleetCor Technologies Inc.	30,773	8,854
*	Adobe Inc.	26,708	8,809
*	Arista Networks Inc.	36,717	7,468
	Global Payments Inc.	37,489	6,844
*	Advanced Micro Devices Inc.	148,920	6,829
	SS&C Technologies Holdings Inc.	110,232	6,768
	Microchip Technology Inc.	59,153	6,195
	Fidelity National Information Services Inc.	42,389	5,896
*	Workday Inc. Class A	34,085	5,605
*	DocuSign Inc. Class A	73,540	5,450
*	Splunk Inc.	31,261	4,682
	CDW Corp.	28,121	4,017
*,^	Slack Technologies Inc. Class A	165,909	3,730
*	Tyler Technologies Inc.	10,647	3,194
*	Ceridian HCM Holding Inc.	38,246	2,596
			312,141
Materials (2.2%)
	Ball Corp.	274,314	17,740

Other (0.0%)
*,§,2	The We Company Class A PP	1,460	10

Real Estate (2.3%)
	American Tower Corp.	34,392	7,904
	Crown Castle International Corp.	45,991	6,538
	Equinix Inc.	6,600	3,852
			18,294
Total Common Stocks (Cost $515,957)			753,838
Preferred Stocks (0.2%)
*,§,2,3	Airbnb Inc., 8.00%	9,972	1,303
*,§,2,3	The We Company Pfd. D1 PP	19,954	223
*,§,2,3	The We Company Pfd. D2 PP	15,678	175
Total Preferred Stocks (Cost $1,522)			1,701
Temporary Cash Investments (4.8%)[1]
Money Market Fund (4.3%)
[4,5]	Vanguard Market Liquidity Fund, 1.816%	340,700	34,073

		Face
		Amount
		($000)
Repurchase Agreement (0.4%)
	Bank of America Securities, LLC 1.570%, 1/2/20 (Dated 12/31/19, Repurchase Value $3,000,000, collateralized by Government National Mortgage Assn. 3.588%, 11/20/69, with a value of $3,060,000)	3,000	3,000

U.S. Government and Agency Obligations (0.1%)
[6]	United States Treasury Bill, 1.527%, 4/30/20	800	796
Total Temporary Cash Investments (Cost $37,872)			37,869
Total Investments (100.2%) (Cost $555,351)			793,408

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	35
Receivables for Accrued Income	251
Receivables for Capital Shares Issued	200
Variation Margin Receivable—Futures Contracts	40
Other Assets	65
Total Other Assets	591
Liabilities
Payables for Investment Securities Purchased	(274)
Payables to Investment Advisor	(300)
Collateral for Securities on Loan	(1,150)
Payables for Capital Shares Redeemed	(321)
Payables to Vanguard	(499)
Total Liabilities	(2,544)
Net Assets (100%)
Applicable to 29,372,458 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	791,455
Net Asset Value Per Share	$26.95

Growth Portfolio

At December 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	507,334
Total Distributable Earnings (Loss)	284,121
Net Assets	791,455

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,124,000.
§	Security value determined using significant unobservable inputs.
1	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.4% and 2.6%, respectively, of net assets.
2	Restricted securities totaling $1,711,000, representing 0.2% of net assets. See Restricted Securities table for additional information.
3	Perpetual security with no stated maturity date.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $1,150,000 was received for securities on loan.
6	Securities with a value of $796,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
PP —Private Placement.

Restricted Securities as of Period End

		Acquisition
	Acquisition	Cost
Security Name	Date	($000)
The We Company Pfd. D1 PP	December 2014	332
The We Company Pfd. D2 PP	December 2014	261
The We Company Class A PP	December 2014	24
Airbnb Inc.	June 2015	928

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
Expiration		Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini S&P 500 Index	March 2020	105		16,963	282

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Dividends[1]	5,222
Interest[2]	725
Securities Lending—Net	61
Total Income	6,008
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,050
Performance Adjustment	61
The Vanguard Group—Note C
Management and Administrative	1,676
Marketing and Distribution	62
Custodian Fees	10
Auditing Fees	34
Shareholders’ Reports	13
Trustees’ Fees and Expenses	1
Total Expenses	2,907
Expenses Paid Indirectly	(13)
Net Expenses	2,894
Net Investment Income	3,114
Realized Net Gain (Loss)
Investment Securities Sold[2]	40,319
Futures Contracts	2,504
Realized Net Gain (Loss)	42,823
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	152,954
Futures Contracts	1,127
Change in Unrealized Appreciation (Depreciation)	154,081
Net Increase (Decrease) in Net Assets Resulting from Operations	200,018
1	Dividends are net of foreign withholding taxes of $3,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $599,000, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,114	2,883
Realized Net Gain (Loss)	42,823	78,534
Change in Unrealized Appreciation (Depreciation)	154,081	(85,049)
Net Increase (Decrease) in Net Assets Resulting from Operations	200,018	(3,632)
Distributions
Net Investment Income	(2,812)	(1,913)
Realized Capital Gain[1]	(77,825)	(29,602)
Total Distributions	(80,637)	(31,515)
Capital Share Transactions
Issued	90,716	115,244
Issued in Lieu of Cash Distributions	80,637	31,515
Redeemed	(97,322)	(71,586)
Net Increase (Decrease) from Capital Share Transactions	74,031	75,173
Total Increase (Decrease)	193,412	40,026
Net Assets
Beginning of Period	598,043	558,017
End of Period	791,455	598,043

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $3,387,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.82	$23.99	$19.70	$22.58	$23.24
Investment Operations
Net Investment Income	.108 [1]	.113 [1]	.094 [1]	.115	.127
Net Realized and Unrealized Gain (Loss) on Investments	7.119	.038	5.685	(.465)	1.632
Total from Investment Operations	7.227	.151	5.779	(.350)	1.759
Distributions
Dividends from Net Investment Income	(.108)	(.080)	(.116)	(.126)	(.141)
Distributions from Realized Capital Gains	(2.989)	(1.241)	(1.373)	(2.404)	(2.278)
Total Distributions	(3.097)	(1.321)	(1.489)	(2.530)	(2.419)
Net Asset Value, End of Period	$26.95	$22.82	$23.99	$19.70	$22.58

Total Return	33.82%	0.20%	30.92%	-1.08%	7.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$791	$598	$558	$415	$506
Ratio of Total Expenses to Average Net Assets[2]	0.40%	0.39%	0.40%	0.42%	0.44%
Ratio of Net Investment Income to Average Net Assets	0.43%	0.45%	0.43%	0.53%	0.57%
Portfolio Turnover Rate	32%	47%	28%	28%	38%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, (0.01%), 0.00%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Portfolio

Notes to Financial Statements

The Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2019, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

Growth Portfolio

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   The investment advisory firms Wellington Management Company LLP and Jackson Square Partners, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company LLP and Jackson Square Partners, LLC, are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years.

Vanguard manages the cash reserves of the portfolio as described below.

Growth Portfolio

For the year ended December 31, 2019, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before an increase of $61,000 (0.01%) based on performance.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2019, the portfolio had contributed to Vanguard capital in the amount of $35,000, representing less than 0.01% of the portfolio’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.   The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2019, these arrangements reduced the portfolio’s management and administrative expenses by $11,000 and custodian fees by $2,000. The total expense reduction represented an effective annual rate of less than 0.01% of the portfolio’s average net assets.

E.    Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	753,828	—	10
Preferred Stocks	—	—	1,701
Temporary Cash Investments	34,073	3,796	—
Futures Contracts—Assets[1]	40	—	—
Total	787,941	3,796	1,711

1 Represents variation margin on the last day of the reporting period.

Growth Portfolio

F.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	3,806
Undistributed Long-Term Gains	42,830
Capital Loss Carryforwards (Non-Expiring)	—
Net Unrealized Gains (Losses)	237,881

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	555,527
Gross Unrealized Appreciation	243,533
Gross Unrealized Depreciation	(5,652)
Net Unrealized Appreciation (Depreciation)	237,881

G.   During the year ended December 31, 2019, the portfolio purchased $216,346,000 of investment securities and sold $222,061,000 of investment securities, other than temporary cash investments.

H.   Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	3,626	4,586
Issued in Lieu of Cash Distributions	3,465	1,273
Redeemed	(3,929)	(2,913)
Net Increase (Decrease) in Shares Outstanding	3,162	2,946

At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 75% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.

I.   Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for corporate shareholders only for Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $77,825,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

High Yield Bond Portfolio

Your Portfolio’s Performance at a Glance

•    For the 12 months ended December 31, 2019, the High Yield Bond Portfolio returned 15.67%, ahead of its benchmark, the High-Yield Corporate Composite Index (+14.61).

•    Stocks and bonds recorded their best results in years. Stocks benefited from accommodative monetary policies implemented by the Federal Reserve and other major central banks. With the U.S.-China trade conflict fueling economic growth concerns, investors were also drawn to assets, like bonds, that are generally considered safer.

•    U.S. Treasuries returned nearly 7%. Mortgage-backed securities returned a little less than that, but corporate bonds fared even better, returning more than 14%. By credit quality, lower-rated investment-grade bonds bested higher-rated ones; by maturity, longer-dated bonds significantly outperformed shorter-dated ones.

•    Within the high-yield market, however, higher-quality bonds generally outperformed those of lower quality, with BB- and B-rated bonds posting higher returns than their CCC-rated counterparts.

•    For the ten years ended December 31, 2019, the portfolio posted an average annual return of 7.01%. Its benchmark index recorded an average annual return of 7.14%.

•    Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Market Barometer
	Average Annual Total Returns
	Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

High Yield Bond Portfolio

Advisor’s Report

The investment environment
 For the 12 months ended December 31, 2019, the High Yield Bond Portfolio returned 15.67%, compared with the benchmark return of 14.61%. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

High-yield markets benefited from both decreasing interest rates and tightening credit spreads. Sovereign yields declined across most markets after the injection of monetary stimulus by the U.S. Federal Reserve and the European Central Bank. With a U.S.-China trade agreement proving elusive, Brexit still unresolved, and an impeachment trial looking likely in the U.S., geopolitical uncertainty remained elevated for much of the period.

Despite these concerns, high-yield bond spreads tightened on optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies. The Fed cut rates three times but later indicated it would adopt a wait-and-see stance to assess incoming economic data and track trade-negotiation developments.

The 10-year U.S. Treasury yield decreased to 1.92% by the end of December 2019 from 2.69% a year earlier. Major central banks deployed more accommodative policies amid trade headwinds, geopolitical tensions, and weaker global growth data, contributing to the decline in Treasury yields.

This dynamic lifted bond prices, as bond yields and bond prices generally move in opposite directions. The spread of the high-yield market tightened to 336 basis points over Treasuries as of December 31, 2019, from 526 basis points a year earlier. (A basis point is one-hundredth of a percentage point.) The average price of the high-yield market increased $8 to $101 per $100 of par or face value.

There was notable dispersion in performance by credit quality, with the high-yield market generally rewarding higher-credit-quality corporate bonds during the period. Highest-rated BB bonds led (returning 15.51%, according to Bloomberg Barclays U.S. Corporate High Yield Index data), while CCC-rated bonds (+9.52%) lagged and B-rated bonds returned 14.80%.

Although our macroeconomic outlook is somewhat mixed as we move into the new calendar year, we believe that the probability of a U.S. recession in 2020 is declining. Looking ahead to 2021, the macro environment remains unclear, which tempers our overall macroeconomic outlook. High-yield fundamentals and technicals, however, remain supportive, and while we expect defaults to increase over the next 12 months, we do not believe we are on the verge of the next default cycle.

High-yield spreads are inside historical median levels, but there is a bifurcation in higher- and lower-quality spreads, and we are finding attractive idiosyncratic opportunities. We also expect bouts of spread-widening around developments in the U.S. presidential race, and these may present attractive total-return opportunities.

Overall, we forecast a below-coupon—but still positive—total return for high yield in 2020, with security selection the key driver of benchmark-relative outperformance. Although high-yield spreads appear tight by historical standards, the asset class should generate attractive income, and technicals remain supportive as the demand for income persists around much of the globe.

Moody’s trailing 12-month global issuer-weighted speculative-grade default rate ended November 2019 at 2.8%, below the long-term average of 4.2%. Although bouts of volatility may persist, we continue to take a long-term, issuer-specific approach to finding opportunities in this market.

Global political uncertainty and elevated trade tensions may contribute to additional bouts of market volatility. However, most of the high-yield companies within our opportunity set operate in domestically focused industries. While we are more uncertain about the long-term U.S. macroeconomic outlook, we continue to favor higher-quality issuers expected to benefit from a stable U.S. consumer.

As we move into 2020, global trade represents a key source of uncertainty. The prospects for global growth likely hinge on whether trade policy developments lead to stability or push down manufacturing (and, subsequently, the consumer). However, we assign a low probability of U.S. and euro area recession over the next year.

The portfolio’s shortfalls

Positioning and security selection within the wirelines and consumer cyclical services sectors detracted from relative returns, as did credit selection in utilities.

The portfolio’s successes

The portfolio benefited from positioning and positive credit selection within the financial institutions sector, as well as credit selection within the media and entertainment sector. An underweight to government securities also helped relative performance.

High Yield Bond Portfolio

The portfolio’s positioning

The portfolio remains consistent in its investment objective and strategy and maintains meaningful exposure to relatively higher-quality names within the high-yield market. We believe these companies have more stable credit profiles and greater predictability of cash flows than those at the lower end of the quality spectrum.

We prefer higher-quality credits in an effort to minimize defaults and to provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry. We also continue to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities, such as convertibles, because of their potential for volatility.

Michael L. Hong, CFA

Senior Managing Director and Fixed

Income Portfolio Manager

Wellington Management Company LLP

January 24, 2020

High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,044.64	$1.34
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.89	1.33

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2009–December 31, 2019
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
High Yield Bond Portfolio	15.67%	5.70%	7.01%	$19,696
High-Yield Corporate Composite Index	14.61	5.83	7.14	19,929
Bloomberg Barclays U.S. Corporate High Yield Index	14.32	6.13	7.57	20,747

High-Yield Corporate Composite Index: Weighted 95% Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1-5 Year Treasury Bond Index.

See Financial Highlights for dividend and capital gains information.

High Yield Bond Portfolio

Sector Diversification

As of December 31, 2019

Basic Industry	4.0%
Capital Goods	13.6
Communication	19.8
Consumer Cyclical	14.5
Consumer Non-Cyclical	12.8
Energy	9.6
Finance	12.8
Other Industrial	0.8
Technology	9.9
Transportation	0.2
Other	0.4
Utilities	1.6

The table reflects the portfolio’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

High Yield Bond Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Corporate Bonds (90.0%)
Finance (11.5%)
	Banking (3.4%)
	Ally Financial Inc.	4.625%	5/19/22	105	110
	Ally Financial Inc.	5.125%	9/30/24	1,480	1,630
	Ally Financial Inc.	5.750%	11/20/25	3,415	3,821
	Ally Financial Inc.	8.000%	11/1/31	215	297
	Barclays plc	4.375%	9/11/24	715	750
	Barclays plc	5.200%	5/12/26	300	327
[1]	BNP Paribas SA	6.750%	3/14/66	1,805	1,927
	CIT Group Inc.	5.250%	3/7/25	243	268
[1]	Credit Suisse AG	6.250%	12/31/50	5,280	5,754
[1]	ING Groep NV	6.875%	4/16/66	2,400	2,565
[2]	Intesa Sanpaolo SPA	5.017%	6/26/24	300	313
[2]	Intesa Sanpaolo SPA	5.710%	1/15/26	3,105	3,353
	Royal Bank of Scotland Group plc	6.125%	12/15/22	1,635	1,788
[1]	UBS Group AG	6.875%	3/22/66	3,700	3,856

	Finance Companies (5.2%)
[1,2]	AerCap Global Aviation Trust	6.500%	6/15/45	3,950	4,355
	Aircastle Ltd.	5.000%	4/1/23	465	498
	Aircastle Ltd.	4.125%	5/1/24	2,110	2,212
[2]	Avolon Holdings Funding Ltd.	5.250%	5/15/24	1,630	1,779
	CIT Group Inc.	5.000%	8/15/22	1,707	1,814
	CIT Group Inc.	5.000%	8/1/23	850	917
	CIT Group Inc.	4.750%	2/16/24	240	256
[2]	Freedom Mortgage Corp.	8.250%	4/15/25	740	726
	Navient Corp.	7.250%	1/25/22	1,320	1,435
	Navient Corp.	6.500%	6/15/22	4,150	4,503
	Navient Corp.	5.500%	1/25/23	2,625	2,796
	Navient Corp.	7.250%	9/25/23	590	668
	Navient Corp.	6.750%	6/25/25	4,030	4,463
	Navient Corp.	5.625%	8/1/33	1,052	905
[2]	Park Aerospace Holdings Ltd.	5.500%	2/15/24	600	659
	Springleaf Finance Corp.	8.250%	12/15/20	1,265	1,330
	Springleaf Finance Corp.	7.750%	10/1/21	1,965	2,125
	Springleaf Finance Corp.	6.125%	5/15/22	385	415
	Springleaf Finance Corp.	8.250%	10/1/23	515	601
	Springleaf Finance Corp.	6.125%	3/15/24	1,715	1,882
	Springleaf Finance Corp.	6.875%	3/15/25	715	812
	Springleaf Finance Corp.	7.125%	3/15/26	4,396	5,083
	Springleaf Finance Corp.	6.625%	1/15/28	765	859

	Insurance (2.5%)
[1]	Aegon NV	5.500%	4/11/48	730	793
[3,4]	Asurion LLC. Bank Loan,1M USD LIBOR + 3.000%	4.799%	11/3/24	3,063	3,078
	Centene Corp.	4.750%	1/15/25	600	621
[2]	Centene Corp.	4.250%	12/15/27	855	881
[2]	Centene Corp.	4.625%	12/15/29	1,250	1,315
	CNO Financial Group Inc.	5.250%	5/30/25	1,785	1,975
	CNO Financial Group Inc.	5.250%	5/30/29	1,635	1,827
	Genworth Holdings Inc.	7.700%	6/15/20	130	133
	Genworth Holdings Inc.	7.200%	2/15/21	830	852
	Genworth Holdings Inc.	7.625%	9/24/21	760	800
	Genworth Holdings Inc.	4.900%	8/15/23	1,475	1,444
	Genworth Holdings Inc.	4.800%	2/15/24	475	465
	MGIC Investment Corp.	5.750%	8/15/23	725	803
	Radian Group Inc.	4.500%	10/1/24	2,485	2,634
	Radian Group Inc.	4.875%	3/15/27	300	315
	WellCare Health Plans Inc.	5.250%	4/1/25	1,325	1,381

	Real Estate Investment Trusts (0.4%)
	Felcor Lodging LP	6.000%	6/1/25	1,100	1,148
[2]	VICI Properties LP / VICI Note Co. Inc.	4.250%	12/1/26	1,225	1,260
[2]	VICI Properties LP / VICI Note Co. Inc.	4.625%	12/1/29	820	855
					90,432
Industrial (77.1%)
	Basic Industry (3.6%)
[2]	Alliance Resource Operating Partners LP / Alliance Resource Finance Corp.	7.500%	5/1/25	1,353	1,224
	Chemours Co.	6.625%	5/15/23	1,327	1,329
	Chemours Co.	7.000%	5/15/25	3,115	3,123
	Chemours Co.	5.375%	5/15/27	930	822
	Commercial Metals Co.	5.750%	4/15/26	1,414	1,478
	Commercial Metals Co.	5.375%	7/15/27	565	593
[2]	Constellium NV	5.750%	5/15/24	1,085	1,115
[2]	Constellium NV	6.625%	3/1/25	2,185	2,267
[2]	Constellium NV	5.875%	2/15/26	260	274
[2,5]	CTC BondCo GmbH	5.250%	12/15/25	425	498
	Graphic Packaging International Inc.	4.125%	8/15/24	1,065	1,112
[2]	Graphic Packaging International LLC	4.750%	7/15/27	205	220
[2]	Novelis Corp.	6.250%	8/15/24	1,950	2,045
[2]	Novelis Corp.	5.875%	9/30/26	2,035	2,170
[2,5]	OCI NV	3.125%	11/1/24	910	1,059
[2]	OCI NV	5.250%	11/1/24	1,205	1,250
	Olin Corp.	5.125%	9/15/27	1,775	1,857
	Olin Corp.	5.625%	8/1/29	1,285	1,357
	Olin Corp.	5.000%	2/1/30	325	329
[3,4]	Starfruit Finco BV Bank Loan,3M USD LIBOR + 3.250%	4.960%	10/1/25	534	534
[3,4]	Starfruit Finco BV Bank Loan,3M USD LIBOR + 3.250%	4.960%	10/1/25	104	104
[2]	Tronox Finance plc	5.750%	10/1/25	675	685
[2]	Tronox Inc.	6.500%	4/15/26	2,725	2,800

	Capital Goods (12.3%)
[2]	American Builders & Contractors Supply Co. Inc.	5.875%	5/15/26	1,840	1,953
[2]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	896	909
[2]	ARD Finance SA	6.500%	6/30/27	955	987
[2]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	6.000%	2/15/25	4,365	4,578
[2]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.125%	8/15/26	1,490	1,527
[2,6]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.750%	7/15/27	160	222
[2]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	700	734
[2]	Ashtead Capital Inc.	4.125%	8/15/25	1,325	1,361
[2]	Ashtead Capital Inc.	5.250%	8/1/26	545	583
[2]	Ashtead Capital Inc.	4.375%	8/15/27	1,545	1,599
	Ball Corp.	4.000%	11/15/23	465	489
	Ball Corp.	5.250%	7/1/25	141	157
	Ball Corp.	4.875%	3/15/26	3,400	3,693
[5]	Ball Corp.	1.500%	3/15/27	1,270	1,433

High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	BBA US Holdings Inc.	4.000%	3/1/28	1,900	1,872
[2]	Beacon Escrow Corp.	4.875%	11/1/25	2,585	2,591
[2]	Beacon Roofing Supply Inc.	4.500%	11/15/26	305	315
[2]	Berry Global Escrow Corp.	5.625%	7/15/27	215	231
[2]	Berry Global Inc.	4.500%	2/15/26	1,655	1,701
[2]	Berry Global Inc.	4.875%	7/15/26	1,630	1,729
[2]	Bombardier Inc.	5.750%	3/15/22	675	697
[2]	Bombardier Inc.	6.125%	1/15/23	2,698	2,759
[2]	Bombardier Inc.	7.500%	12/1/24	460	483
[2]	Bombardier Inc.	7.500%	3/15/25	1,412	1,454
[2]	Bombardier Inc.	7.875%	4/15/27	1,675	1,721
[2]	CD&R Waterworks Merger Sub LLC	6.125%	8/15/25	160	166
[2]	Cemex SAB de CV	6.125%	5/5/25	3,280	3,403
[2]	Cemex SAB de CV	7.750%	4/16/26	735	801
[2]	Clean Harbors Inc.	4.875%	7/15/27	960	1,010
[2]	Clean Harbors Inc.	5.125%	7/15/29	768	818
	Crown Americas LLC / Crown Americas Capital Corp. IV	4.500%	1/15/23	300	315
	Crown Americas LLC / Crown Americas Capital Corp. VI	4.750%	2/1/26	1,415	1,493
[2,5]	Crown European Holdings SA	2.875%	2/1/26	1,555	1,890
[2]	Flex Acquisition Co. Inc.	6.875%	1/15/25	4,000	4,030
[2]	HD Supply Inc.	5.375%	10/15/26	1,210	1,283
[2]	Herc Holdings Inc.	5.500%	7/15/27	3,700	3,894
[2]	Jeld-Wen Inc.	4.625%	12/15/25	345	354
[2]	Jeld-Wen Inc.	4.875%	12/15/27	195	199
[2]	LANXESS AG	6.000%	4/1/24	288	296
[2,5]	Loxam SAS	4.250%	4/15/24	190	220
[2]	OI European Group BV	4.000%	3/15/23	675	680
[2]	Owens-Brockway Glass Container Inc.	5.000%	1/15/22	180	187
[2]	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	2,140	2,284
[2]	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	1,195	1,306
	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group
	Issuer Lu	5.750%	10/15/20	644	644
[2]	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group
	Issuer Lu	5.125%	7/15/23	2,240	2,293
[2]	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group
	Issuer Lu	7.000%	7/15/24	440	455
[2]	Standard Industries Inc.	5.500%	2/15/23	295	299
[2]	Standard Industries Inc.	5.375%	11/15/24	2,323	2,384
[2]	Standard Industries Inc.	6.000%	10/15/25	4,295	4,515
[2]	Standard Industries Inc.	5.000%	2/15/27	495	516
[2]	Standard Industries Inc.	4.750%	1/15/28	1,025	1,052
	TransDigm Inc.	6.500%	7/15/24	3,090	3,190
	TransDigm Inc.	6.500%	5/15/25	2,565	2,671
	TransDigm Inc.	6.375%	6/15/26	900	953
[2]	TransDigm Inc.	5.500%	11/15/27	2,810	2,845
[2,5]	Trivium Packaging Finance BV	3.750%	8/15/26	180	214
[2]	Trivium Packaging Finance BV	5.500%	8/15/26	345	365
	United Rentals North America Inc.	5.500%	7/15/25	2,230	2,314
	United Rentals North America Inc.	4.625%	10/15/25	1,665	1,713
	United Rentals North America Inc.	5.875%	9/15/26	1,955	2,092
	United Rentals North America Inc.	6.500%	12/15/26	1,590	1,745
	United Rentals North America Inc.	5.500%	5/15/27	2,125	2,274
	United Rentals North America Inc.	3.875%	11/15/27	880	899
	United Rentals North America Inc.	4.875%	1/15/28	1,470	1,527
	United Rentals North America Inc.	5.250%	1/15/30	740	794

	Communication (17.9%)
[2]	Altice Financing SA	6.625%	2/15/23	1,875	1,908
[2]	Altice France SA	7.375%	5/1/26	4,025	4,312
[2]	Altice Luxembourg SA	7.625%	2/15/25	1,200	1,243
	Belo Corp.	7.750%	6/1/27	920	1,065
	Belo Corp.	7.250%	9/15/27	667	759
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	9/30/22	365	369
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	2/15/23	400	405
[2]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/23	2,990	3,046
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	9/1/23	1,150	1,166
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	1/15/24	66	67
[2]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	5/1/25	2,871	2,964
[2]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	2/15/26	1,450	1,524
[2]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/26	1,386	1,459
[2]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.875%	5/1/27	445	469
	CenturyLink Inc.	5.800%	3/15/22	303	318
	CenturyLink Inc.	6.750%	12/1/23	755	842
	CenturyLink Inc.	7.500%	4/1/24	557	629
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	891	1,110
	CSC Holdings LLC	6.750%	11/15/21	1,735	1,861
[2]	CSC Holdings LLC	5.375%	7/15/23	280	287
[2]	CSC Holdings LLC	6.625%	10/15/25	700	743
[2]	CSC Holdings LLC	5.500%	5/15/26	3,890	4,114
[2]	CSC Holdings LLC	5.500%	4/15/27	2,610	2,796
	DISH DBS Corp.	6.750%	6/1/21	4,530	4,751
	DISH DBS Corp.	5.875%	7/15/22	3,746	3,971
	DISH DBS Corp.	5.000%	3/15/23	1,384	1,417
	DISH DBS Corp.	5.875%	11/15/24	2,405	2,450
	DISH DBS Corp.	7.750%	7/1/26	3,260	3,447
	Embarq Corp.	7.995%	6/1/36	720	760
	Gannett Co. Inc.	6.375%	10/15/23	850	877
[2]	Gray Escrow Inc.	7.000%	5/15/27	415	462
[2]	Gray Television Inc.	5.125%	10/15/24	1,961	2,032
[2]	Gray Television Inc.	5.875%	7/15/26	1,470	1,564
[2]	iHeartCommunications Inc.	4.750%	1/15/28	905	928
	Level 3 Financing Inc.	5.375%	8/15/22	1,862	1,869
	Level 3 Financing Inc.	5.625%	2/1/23	870	873
	Level 3 Financing Inc.	5.125%	5/1/23	1,120	1,130
	Nokia Oyj	4.375%	6/12/27	2,210	2,303
[2]	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.625%	3/15/30	1,535	1,564
	Quebecor Media Inc.	5.750%	1/15/23	2,810	3,052
	Qwest Corp.	6.875%	9/15/33	481	483
[2]	Sinclair Television Group Inc.	5.625%	8/1/24	470	484
[2]	Sinclair Television Group Inc.	5.875%	3/15/26	2,740	2,877
[2]	Sinclair Television Group Inc.	5.125%	2/15/27	1,975	2,029
[2]	Sirius XM Radio Inc.	4.625%	7/15/24	1,640	1,714
	Sprint Capital Corp.	6.875%	11/15/28	2,915	3,141
	Sprint Capital Corp.	8.750%	3/15/32	2,070	2,515
[2]	Sprint Communications Inc.	7.000%	3/1/20	2,285	2,296
	Sprint Communications Inc.	6.000%	11/15/22	755	791
	Sprint Corp.	7.875%	9/15/23	9,234	10,192
	Sprint Corp.	7.125%	6/15/24	2,101	2,264
	Sprint Corp.	7.625%	2/15/25	1,595	1,750
	T-Mobile USA Inc.	6.500%	1/15/26	690	737
	T-Mobile USA Inc.	5.375%	4/15/27	3,510	3,738
	Telecom Italia Capital SA	6.375%	11/15/33	381	422
	Telecom Italia Capital SA	6.000%	9/30/34	1,005	1,073
	Telecom Italia Capital SA	7.721%	6/4/38	1,280	1,578
[2]	Telecom Italia SPA	5.303%	5/30/24	445	479
[2]	Telenet Finance Luxembourg Notes Sarl	5.500%	3/1/28	3,600	3,817
	Time Warner Cable LLC	5.875%	11/15/40	60	69
	Time Warner Cable LLC	5.500%	9/1/41	1,223	1,365
[2]	UPCB Finance IV Ltd.	5.375%	1/15/25	2,225	2,286
[1]	Viacom Inc.	5.875%	2/28/57	2,560	2,672

High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1]	Viacom Inc.	6.250%	2/28/57	944	1,038
	Videotron Ltd.	5.000%	7/15/22	3,923	4,139
[2]	Videotron Ltd.	5.375%	6/15/24	260	286
[2]	Virgin Media Finance plc	6.000%	10/15/24	1,855	1,908
[2]	Virgin Media Secured Finance plc	5.500%	8/15/26	940	980
[2]	Virgin Media Secured Finance plc	5.500%	5/15/29	870	921
[2]	VTR Finance BV	6.875%	1/15/24	2,521	2,568
[2]	WMG Acquisition Corp.	5.000%	8/1/23	840	860
[2]	WMG Acquisition Corp.	4.875%	11/1/24	1,475	1,525
[2]	WMG Acquisition Corp.	5.500%	4/15/26	2,651	2,790
[2,5]	WMG Acquisition Corp.	3.625%	10/15/26	220	261
	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	3,315	3,390
[2]	Ziggo BV	5.500%	1/15/27	1,845	1,949
[2]	Ziggo BV	4.875%	1/15/30	1,799	1,850

	Consumer Cyclical (13.2%)
[2]	1011778 BC ULC / New Red Finance Inc.	4.250%	5/15/24	4,062	4,164
[2]	1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	3,240	3,361
[2]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	830	834
[2]	Adient Global Holdings Ltd.	4.875%	8/15/26	4,720	4,213
[2]	Adient US LLC	7.000%	5/15/26	540	589
[2]	APX Group Inc.	8.875%	12/1/22	4,155	4,124
[3,4]	Bass Pro Group, LLC Bank Loan, 3M USD LIBOR + 5.000%	6.799%	12/15/23	1,891	1,882
[2]	Boyd Gaming Corp.	4.750%	12/1/27	2,690	2,794
[2]	Cedar Fair LP	5.250%	7/15/29	925	997
	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op	5.375%	4/15/27	775	830
	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp.	5.375%	6/1/24	535	549
[2]	CRC Escrow Issuer LLC / CRC Finco Inc.	5.250%	10/15/25	5,768	5,970
	Dana Holding Corp.	5.500%	12/15/24	1,055	1,085
	Delta Merger Sub Inc.	6.000%	9/15/26	1,820	2,004
[2]	FirstCash Inc.	5.375%	6/1/24	223	231
	GLP Capital LP / GLP Financing II Inc.	4.375%	4/15/21	105	107
	GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	2,630	2,858
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	1,010	1,104
	GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	1,030	1,148
	Goodyear Tire & Rubber Co.	5.000%	5/31/26	2,009	2,094
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	3,278	3,401
[2]	Hanesbrands Inc.	4.625%	5/15/24	730	771
[2]	Hanesbrands Inc.	4.875%	5/15/26	735	775
	Hilton Domestic Operating Co. Inc.	4.250%	9/1/24	1,770	1,801
	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	2,830	2,979
	Hilton Domestic Operating Co. Inc.	4.875%	1/15/30	260	276
	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	4.625%	4/1/25	3,395	3,493
	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	4.875%	4/1/27	1,750	1,857
[2]	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp.	6.750%	11/15/21	16	16
[2]	Jacobs Entertainment Inc.	7.875%	2/1/24	600	636
	KB Home	7.000%	12/15/21	230	247
	KB Home	7.500%	9/15/22	215	242
	KB Home	7.625%	5/15/23	1,300	1,459
	KB Home	4.800%	11/15/29	325	332
[2]	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	5.000%	6/1/24	1,965	2,039
[2]	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	5.250%	6/1/26	872	922
[2]	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	4.750%	6/1/27	710	749
	L Brands Inc.	6.694%	1/15/27	537	537
	L Brands Inc.	5.250%	2/1/28	1,301	1,233
	Lennar Corp.	4.125%	1/15/22	1,015	1,040
	Lennar Corp.	4.875%	12/15/23	625	668
	Lennar Corp.	4.500%	4/30/24	3,165	3,343
	Lennar Corp.	5.875%	11/15/24	490	546
	Lennar Corp.	5.250%	6/1/26	270	295
	Lennar Corp.	5.000%	6/15/27	1,245	1,348
	Lennar Corp.	4.750%	11/29/27	1,085	1,169
[2,5]	LHMC Finco Sarl	6.250%	12/20/23	1,460	1,731
[2]	LHMC Finco Sarl	7.875%	12/20/23	1,523	1,607
[2]	Lithia Motors Inc.	5.250%	8/1/25	171	180
[2]	Lithia Motors Inc.	4.625%	12/15/27	1,745	1,800
	Meritage Homes Corp.	5.125%	6/6/27	505	539
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	150	164
	MGM Resorts International	6.000%	3/15/23	680	747
	MGM Resorts International	5.750%	6/15/25	1,500	1,680
	MGM Resorts International	5.500%	4/15/27	1,365	1,515
[2]	Panther BF Aggregator 2 LP / Panther Finance Co. Inc.	8.500%	5/15/27	540	572
[3,4]	Panther BF Aggregator Bank Loan, 3M USD LIBOR + 3.500%	5.305%	4/30/26	1,082	1,085
[2]	PetSmart Inc.	5.875%	6/1/25	1,252	1,279
	PulteGroup Inc.	5.500%	3/1/26	2,075	2,319
	PulteGroup Inc.	5.000%	1/15/27	130	142
	Service Corp. International	8.000%	11/15/21	1,225	1,347
	Service Corp. International	4.625%	12/15/27	505	527
	Service Corp. International	5.125%	6/1/29	1,305	1,383
[2]	Speedway Motorsports LLC / Speedway Funding II Inc.	4.875%	11/1/27	600	607
	Toll Brothers Finance Corp.	4.375%	4/15/23	300	313
	Toll Brothers Finance Corp.	4.875%	11/15/25	295	322
	Toll Brothers Finance Corp.	4.875%	3/15/27	1,955	2,116
	William Lyon Homes Inc.	7.000%	8/15/22	64	64
	William Lyon Homes Inc.	6.000%	9/1/23	390	407
	William Lyon Homes Inc.	5.875%	1/31/25	1,415	1,450
[2]	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.500%	3/1/25	3,030	3,242
[2]	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.250%	5/15/27	1,636	1,736
[2]	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	5.125%	10/1/29	660	706
[2]	Yum Brands Inc.	4.750%	1/15/30	400	420

	Consumer Noncyclical (11.6%)
	Aramark Services Inc.	5.125%	1/15/24	1,367	1,403
[2]	Aramark Services Inc.	5.000%	4/1/25	1,935	2,017
	Aramark Services Inc.	4.750%	6/1/26	940	980
[2]	Aramark Services Inc.	5.000%	2/1/28	1,465	1,542
[2]	Avantor Inc.	6.000%	10/1/24	1,000	1,065
	B&G Foods Inc.	5.250%	9/15/27	3,000	2,996
[2]	Bausch Health Americas Inc.	9.250%	4/1/26	520	598
[2]	Bausch Health Cos. Inc.	5.875%	5/15/23	19	19
[2]	Bausch Health Cos. Inc.	7.000%	3/15/24	1,090	1,134
[2]	Bausch Health Cos. Inc.	5.500%	11/1/25	2,140	2,236
[2]	Bausch Health Cos. Inc.	7.000%	1/15/28	540	595
[2]	Bausch Health Cos. Inc.	7.250%	5/30/29	60	68
[2]	Catalent Pharma Solutions Inc.	5.000%	7/15/27	630	660
[2]	Change Healthcare Holdings LLC / Change Healthcare Finance Inc.	5.750%	3/1/25	2,000	2,065
[2]	Charles River Laboratories International Inc.	5.500%	4/1/26	705	759
[2]	Charles River Laboratories International Inc.	4.250%	5/1/28	350	357
	CHS/Community Health Systems Inc.	5.125%	8/1/21	525	526
	CHS/Community Health Systems Inc.	6.250%	3/31/23	3,450	3,493
[2]	CHS/Community Health Systems Inc.	8.125%	6/30/24	1,203	986
[2,5]	Darling Global Finance BV	3.625%	5/15/26	395	467

High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	Darling Ingredients Inc.	5.250%	4/15/27	575	611
[2,5]	Diamond BC BV	5.625%	8/15/25	3,235	3,569
[2]	Endo Dac / Endo Finance LLC / Endo Finco Inc.	6.000%	2/1/25	2,395	1,617
[2]	Endo Finance LLC / Endo Ltd. / Endo Finco Inc.	6.000%	7/15/23	2,535	1,838
[2,5]	Grifols SA	1.625%	2/15/25	810	926
[2,5]	Grifols SA	2.250%	11/15/27	905	1,049
	HCA Inc.	6.250%	2/15/21	870	908
	HCA Inc.	7.500%	2/15/22	155	171
	HCA Inc.	5.875%	5/1/23	2,725	3,004
	HCA Inc.	5.375%	2/1/25	1,955	2,160
	HCA Inc.	7.690%	6/15/25	130	157
	HCA Inc.	5.875%	2/15/26	2,895	3,293
	HCA Inc.	5.625%	9/1/28	390	446
	HCA Inc.	5.875%	2/1/29	450	520
[2]	Hologic Inc.	4.625%	2/1/28	570	604
[2]	IQVIA Inc.	5.000%	5/15/27	1,993	2,108
[2,5]	IQVIA Inc.	2.250%	1/15/28	1,200	1,388
[3,4]	Lands’ End, Inc. Bank Loan, 3M USD LIBOR + 3.250%	5.049%	3/12/21	2,257	2,210
[2]	MPH Acquisition Holdings LLC	7.125%	6/1/24	1,590	1,542
[2]	Performance Food Group Inc.	5.500%	10/15/27	2,100	2,237
[2]	Polaris Intermediate Corp.	8.500%	12/1/22	2,565	2,389
[2]	Post Holdings Inc.	5.500%	3/1/25	2,125	2,223
[2]	Post Holdings Inc.	5.000%	8/15/26	3,800	4,009
[2]	Post Holdings Inc.	5.750%	3/1/27	970	1,040
[2]	Post Holdings Inc.	5.625%	1/15/28	2,170	2,333
[2]	Quintiles IMS Inc.	5.000%	10/15/26	2,050	2,163
	Revlon Consumer Products Corp.	5.750%	2/15/21	570	486
	Revlon Consumer Products Corp.	6.250%	8/1/24	2,130	1,041
[3,4]	Revlon Consumer Products Corp. Bank Loan, 1M USD LIBOR + 3.500%	5.409%	9/7/23	176	134
[3,4]	Revlon Consumer Products Corp. Bank Loan, 1M USD LIBOR +3.500%	5.409%	9/7/23	589	449
	Tenet Healthcare Corp.	4.625%	7/15/24	279	287
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	2,720	2,264
	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/1/28	2,785	2,813
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	300	216
[2]	TreeHouse Foods Inc.	6.000%	2/15/24	2,100	2,176
[2]	Valeant Pharmaceuticals International Inc.	9.000%	12/15/25	815	926
[2]	Valeant Pharmaceuticals International Inc.	8.500%	1/31/27	1,150	1,311
[2]	VRX Escrow Corp.	6.125%	4/15/25	5,700	5,885
[2]	West Street Merger Sub Inc.	6.375%	9/1/25	4,336	4,314

	Energy (8.7%)
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.625%	5/20/24	1,395	1,507
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.875%	8/20/26	1,765	1,948
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.500%	5/20/25	620	670
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.750%	5/20/27	1,745	1,920
[2]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	6.125%	11/15/22	1,042	1,021
[2]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	6.625%	7/15/26	775	705
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	95	107
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	1,233	1,366
[2]	Cheniere Energy Partners LP	4.500%	10/1/29	1,566	1,609
	Chesapeake Energy Corp.	11.500%	1/1/25	2,791	2,638
[2]	DCP Midstream LLC	5.350%	3/15/20	335	337
[2]	DCP Midstream Operating LP	4.750%	9/30/21	672	690
	DCP Midstream Operating LP	4.950%	4/1/22	1,436	1,493
	DCP Midstream Operating LP	3.875%	3/15/23	801	819
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	2,560	2,214
	Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	1/15/22	474	403
	Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	6/15/23	769	650
	Laredo Petroleum Inc.	5.625%	1/15/22	2,107	2,044
	Laredo Petroleum Inc.	6.250%	3/15/23	2,758	2,586
	Matador Resources Co.	5.875%	9/15/26	2,840	2,854
[2]	MEG Energy Corp.	6.375%	1/30/23	850	850
[2]	MEG Energy Corp.	7.000%	3/31/24	1,139	1,148
[2]	MEG Energy Corp.	6.500%	1/15/25	2,850	2,971
[2]	Noble Holding International Ltd.	7.875%	2/1/26	460	334
[2]	Parsley Energy LLC / Parsley Finance Corp.	5.375%	1/15/25	1,344	1,381
[2]	Parsley Energy LLC / Parsley Finance Corp.	5.250%	8/15/25	190	195
	QEP Resources Inc.	5.375%	10/1/22	1,270	1,275
	QEP Resources Inc.	5.250%	5/1/23	1,262	1,253
[2]	Rockies Express Pipeline LLC	7.500%	7/15/38	1,134	1,211
[2]	Rockies Express Pipeline LLC	6.875%	4/15/40	420	438
	SM Energy Co.	6.125%	11/15/22	935	944
	SM Energy Co.	5.000%	1/15/24	1,994	1,914
	SM Energy Co.	5.625%	6/1/25	1,651	1,568
	SM Energy Co.	6.750%	9/15/26	720	707
	SM Energy Co.	6.625%	1/15/27	500	491
	Sunoco LP / Sunoco Finance Corp.	4.875%	1/15/23	1,475	1,508
	Sunoco LP / Sunoco Finance Corp.	5.500%	2/15/26	1,589	1,653
	Sunoco LP / Sunoco Finance Corp.	6.000%	4/15/27	2,265	2,418
	Sunoco LP / Sunoco Finance Corp.	5.875%	3/15/28	555	591
[2]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	4.750%	10/1/23	1,880	1,875
[2]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	5.500%	9/15/24	210	211
[2]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	5.500%	1/15/28	1,845	1,808

Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.750%	3/15/24	300	311

[2]	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	1,200	1,329
[1,2]	Transocean Guardian Ltd.	5.875%	1/15/24	1,573	1,608
[1,2]	Transocean Phoenix 2 Ltd.	7.750%	10/15/24	714	757
[1,2]	Transocean Pontus Ltd.	6.125%	8/1/25	1,278	1,313
[1,2]	Transocean Proteus Ltd.	6.250%	12/1/24	837	863
[2]	Vine Oil & Gas LP / Vine Oil & Gas Finance Corp.	8.750%	4/15/23	1,915	938
	Whiting Petroleum Corp.	6.625%	1/15/26	3,281	2,231
	WPX Energy Inc.	5.250%	9/15/24	3,734	3,967
	WPX Energy Inc.	5.750%	6/1/26	370	395

	Other Industrial (0.7%)
[2]	Brand Energy & Infrastructure Services Inc.	8.500%	7/15/25	3,222	3,303
[3,4]	Core & Main LP Bank Loan, 3M USD LIBOR + 3.000%	4.441%	8/1/24	47	46
[3,4]	Core & Main LP Bank Loan, 3M USD LIBOR + 3.000%	4.441%	8/1/24	114	114
[3,4]	Core & Main LP Bank Loan, 3M USD LIBOR + 3.000%	4.664%	8/1/24	104	103
[2]	KAR Auction Services Inc.	5.125%	6/1/25	1,819	1,890

	Technology (8.9%)
	Alcatel-Lucent USA Inc.	6.500%	1/15/28	1,355	1,391
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	2,612	2,772

High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	CDK Global Inc.	5.875%	6/15/26	915	977
	CDK Global Inc.	4.875%	6/1/27	585	618
[2]	CDK Global Inc.	5.250%	5/15/29	775	827
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	185	205
	CDW LLC / CDW Finance Corp.	5.000%	9/1/25	910	951
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	2,685	2,816
[3,4]	Dun and Bradstreet Corp. Bank Loan, 3M USD LIBOR + 5.000%	6.792%	2/8/26	3,360	3,382
[2]	Entegris Inc.	4.625%	2/10/26	150	155
[4]	Equinix Inc.	2.875%	2/1/26	3,115	3,623
	Equinix Inc.	5.375%	5/15/27	1,365	1,479
[3,4]	Grizzly Acquisitions Inc. Bank Loan, 3M USD LIBOR + 3.250%	5.349%	10/1/25	736	735
	Infor US Inc.	6.500%	5/15/22	3,060	3,110
	Iron Mountain Inc.	5.750%	8/15/24	972	982
[2]	Iron Mountain Inc.	4.875%	9/15/27	595	612
[2]	Iron Mountain Inc.	4.875%	9/15/29	2,177	2,210
[2]	MSCI Inc.	5.250%	11/15/24	149	153
[2]	MSCI Inc.	5.750%	8/15/25	1,915	2,008
[2]	MSCI Inc.	4.750%	8/1/26	210	220
[2]	MSCI Inc.	5.375%	5/15/27	690	745
[2]	MSCI Inc.	4.000%	11/15/29	2,710	2,747
	Nokia Oyj	6.625%	5/15/39	3,735	4,286
[2]	Open Text Corp.	5.625%	1/15/23	1,070	1,087
[2]	Open Text Corp.	5.875%	6/1/26	1,895	2,023
	Pitney Bowes Inc.	4.625%	5/15/22	1,015	1,020
	Pitney Bowes Inc.	5.200%	4/1/23	2,395	2,347
	Pitney Bowes Inc.	4.625%	3/15/24	975	907
	Qorvo Inc.	5.500%	7/15/26	2,044	2,172
[2]	Qorvo Inc.	4.375%	10/15/29	2,260	2,367
[2]	Sensata Technologies BV	4.875%	10/15/23	300	319
[2]	Sensata Technologies BV	5.625%	11/1/24	575	638
[2]	Sensata Technologies BV	5.000%	10/1/25	1,625	1,761
[2]	Sensata Technologies UK Financing Co. plc	6.250%	2/15/26	1,520	1,642
[3,4]	SS&C Technologies Holdings Inc. Bank Loan, 3M USD LIBOR + 2.250%	4.049%	4/16/25	676	681
[3,4]	SS&C Technologies Holdings Inc. Bank Loan, 3M USD LIBOR + 2.250%	4.049%	4/16/25	826	832
[3,4]	SS&C Technologies Holdings Inc. Bank Loan, 3M USD LIBOR + 2.250%	4.049%	4/16/25	73	577
[2]	SS&C Technologies Inc.	5.500%	9/30/27	3,575	3,816
	Symantec Corp.	3.950%	6/15/22	345	351
[2]	Symantec Corp.	5.000%	4/15/25	4,250	4,324
	Western Digital Corp.	4.750%	2/15/26	2,519	2,626
	Xerox Corp.	4.500%	5/15/21	720	736
	Xerox Corp.	4.125%	3/15/23	750	778
	Xerox Corp.	4.800%	3/1/35	542	488
	Xerox Corp.	6.750%	12/15/39	1,600	1,688

	Transportation (0.2%)
	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.500%	4/1/23	602	611
[2]	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	6.375%	4/1/24	715	742
					603,474
Utilities (1.4%)
	Electric (1.4%)
	AES Corp.	4.500%	3/15/23	1,835	1,881
	AES Corp.	4.875%	5/15/23	516	525
	AES Corp.	5.500%	4/15/25	150	155
	AES Corp.	6.000%	5/15/26	30	32
	AES Corp.	5.125%	9/1/27	2,115	2,257
[2]	NextEra Energy Operating Partners LP	4.250%	7/15/24	1,173	1,220
[2]	NextEra Energy Operating Partners LP	4.250%	9/15/24	1,145	1,191
[2]	NextEra Energy Operating Partners LP	3.875%	10/15/26	3,035	3,058
[2]	NextEra Energy Operating Partners LP	4.500%	9/15/27	700	728
					11,047
Total Corporate Bonds (Cost $684,752)					704,953
Sovereign Bonds (0.4%)
[2]	DAE Funding LLC	4.000%	8/1/20	130	131
[2]	DAE Funding LLC	5.250%	11/15/21	705	731
[2]	DAE Funding LLC	4.500%	8/1/22	1,264	1,283
[2]	DAE Funding LLC	5.000%	8/1/24	1,020	1,069
Total Sovereign Bonds (Cost $3,154)					3,214

	Shares
Common Stocks (0.1%)
Utilities (0.1%)
*,7	Homer City Generation LP (Cost $1,287)			62,633	448
Temporary Cash Investment (8.1%)

Repurchase Agreement (8.1%)
Bank of America Securities, LLC
  (Dated 12/31/19, Repurchase
  Value $63,606,000, collateralized
  by Federal National Mortgage
  Assn., 4.000%, 6/01/34, and Federal
  Home Loan Mortgage Corp.,
  3.500%–4.500%, 9/01/46–5/01/49,
with a value of $64,872,000)
(Cost $63,600)	1.570%	1/2/20	63,600	63,600
Total Investments (98.6%) (Cost $752,793)				772,215

Amount
($000)
Other Assets and Liabilities (1.4%)
Other Assets
Investment in Vanguard	35
Receivables for Investment Securities Sold	272
Receivables for Accrued Income	10,235
Receivables for Capital Shares Issued	413
Other Assets[8]	806
Total Other Assets	11,761
Liabilities
Payables for Investment Securities Purchased	(19)
Payables to Investment Advisor	(115)
Payables for Capital Shares Redeemed	(316)
Payables to Vanguard	(493)
Variation Margin Payable—CC Swap Contracts	(1)
Unrealized Depreciation—Forward Currency Contracts	(127)
Total Liabilities	(1,071)
Net Assets (100%)
Applicable to 95,578,799 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	782,905
Net Asset Value Per Share	$8.19

High Yield Bond Portfolio

At December 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	733,724
Total Distributable Earnings (Loss)	49,181
Net Assets	782,905

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the aggregate value of these securities was $336,646,000, representing 43.0% of net assets.
3	Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At December 31, 2019, the aggregate value of these securities was $15,946,000, representing 2.0% of net assets.
4	Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
5	Face amount denominated in euro.
6	Face amount denominated in British pounds.
7	Security value determined using significant unobservable inputs.
8	Cash of $527,000 has been segregated as initial margin for open cleared swap contracts.

CC—Centrally Cleared.

LIBOR—London Interbank Offered Rate.

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement		Contract Amount (000)			Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
Citibank, N.A.	1/31/20	USD	17,861	EUR	16,004	—	(126)
Bank of America, N.A.	1/31/20	USD	62	GBP	48	—	(1)
						—	(127)

EUR—euro.

GBP—British pound.

USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
				Periodic
				Premium		Unrealized
				Received		Appreciation
	Termination	Notional Amount		(Paid)[1]	Value	(Depreciation)
Reference Entity	Date		(000)	(%)	($000)	($000)
Credit Protection Sold
CDX-NA-HY-S33-V1	12/20/24	USD	9,900	5.000	959	211

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Periodic premium received/paid quarterly.

USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

High Yield Bond Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Interest	40,612
Total Income	40,612
Expenses
Investment Advisory Fees—Note B	446
The Vanguard Group—Note C
Management and Administrative	1,339
Marketing and Distribution	82
Custodian Fees	13
Auditing Fees	35
Shareholders’ Reports	16
Trustees’ Fees and Expenses	1
Total Expenses	1,932
Net Investment Income	38,680
Realized Net Gain (Loss)
Investment Securities Sold	(1,299)
Swap Contracts	(11)
Forward Currency Contracts	843
Foreign Currencies	(7)
Realized Net Gain (Loss)	(474)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	68,687
Swap Contracts	597
Forward Currency Contracts	(151)
Foreign Currencies	4
Change in Unrealized Appreciation (Depreciation)	69,137
Net Increase (Decrease) in Net Assets Resulting from Operations	107,343

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,680	39,756
Realized Net Gain (Loss)	(474)	5,329
Change in Unrealized Appreciation (Depreciation)	69,137	(65,575)
Net Increase (Decrease) in Net Assets Resulting from Operations	107,343	(20,490)
Distributions
Net Investment Income	(42,939)	(35,316)
Realized Capital Gain	—	—
Total Distributions	(42,939)	(35,316)
Capital Share Transactions
Issued	152,281	118,985
Issued in Lieu of Cash Distributions	42,939	35,316
Redeemed	(180,636)	(146,831)
Net Increase (Decrease) from Capital Share Transactions	14,584	7,470
Total Increase (Decrease)	78,988	(48,336)
Net Assets
Beginning of Period	703,917	752,253
End of Period	782,905	703,917

See accompanying Notes, which are an integral part of the Financial Statements.

High Yield Bond Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$7.53	$8.13	$7.99	$7.59	$8.14
Investment Operations
Net Investment Income	.410[1]	.420[1]	.419[1]	.397	.427
Net Realized and Unrealized Gain (Loss) on Investments	.731	(.636)	.119	.426	(.541)
Total from Investment Operations	1.141	(.216)	.538	.823	(.114)
Distributions
Dividends from Net Investment Income	(.481)	(.384)	(.398)	(.423)	(.423)
Distributions from Realized Capital Gains	—	—	—	—	(.013)
Total Distributions	(.481)	(.384)	(.398)	(.423)	(.436)
Net Asset Value, End of Period	$8.19	$7.53	$8.13	$7.99	$7.59

Total Return	15.67%	-2.73%	7.00%	11.35%	-1.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$783	$704	$752	$622	$521
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.28%	0.28%	0.28%
Ratio of Net Investment Income to Average Net Assets	5.21%	5.39%	5.22%	5.44%	5.41%
Portfolio Turnover Rate	27%	23%	28%	27%	38%

1 Calculated based on average shares outstanding.

Notes to Financial Statements

The High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

High Yield Bond Portfolio

3. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended December 31, 2019, the portfolio’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates

High Yield Bond Portfolio

its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended December 31, 2019, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

High Yield Bond Portfolio

9. Other: Interest income is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.    Wellington Management Company LLP provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2019, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C.    In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2019, the portfolio had contributed to Vanguard capital in the amount of $35,000, representing less than 0.01% of the portfolio’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.    Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Corporate Bonds	—	704,953	—
Sovereign Bonds	—	3,214	—
Common Stocks	—	—	448
Temporary Cash Investments	—	63,600	—
Swap Contracts—Liabilities[1]	(1)	—	—
Forward Currency Contracts—Liabilities	—	(127)	—
Total	(1)	771,640	448

1 Represents variation margin on the last day of the reporting period.

High Yield Bond Portfolio

E.    At December 31, 2019, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Payable—Swap Contracts	—	(1)	(1)
Unrealized Depreciation—Forward Currency Contracts	(127)	—	(127)
Total Liabilities	(127)	(1)	(128)

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Swap Contracts	—	(11)	(11)
Forward Currency Contracts	843	—	843
Realized Net Gain (Loss) on Derivatives	843	(11)	832

Change in Unrealized Appreciation (Depreciation) on Derivatives
Swap Contracts	—	597	597
Forward Currency Contracts	(151)	—	(151)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(151)	597	446

F.    Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; the realization of unrealized gains or losses on forward currency contracts; the amortization of premiums on certain callable debt instruments; and the tax recognition of gain or loss from foreign currency hedges. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	37,555
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(7,692)
Net Unrealized Gains (Losses)	19,730

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount
($000)
Tax Cost	752,696
Gross Unrealized Appreciation	30,996
Gross Unrealized Depreciation	(11,266)
Net Unrealized Appreciation (Depreciation)	19,730

High Yield Bond Portfolio

G.    During the year ended December 31, 2019, the portfolio purchased $181,205,000 of investment securities and sold $193,984,000 of investment securities, other than U.S. government securities and temporary cash investments. There were no purchases or sales of U.S. government securities during the period.

H.    Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	19,313	15,135
Issued in Lieu of Cash Distributions	5,672	4,616
Redeemed	(22,931)	(18,772)
Net Increase (Decrease) in Shares Outstanding	2,054	979

At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 48% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.

I.    Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

High Yield Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of High Yield Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of High Yield Bond Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and the Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the High Yield Bond Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the High Yield Bond Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the High Yield Bond Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the High Yield Bond Portfolio or the owners of the High Yield Bond Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the High Yield Bond Portfolio. Investors acquire the High Yield Bond Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the High Yield Bond Portfolio. The High Yield Bond Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the High Yield Bond Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the High Yield Bond Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the High Yield Bond Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the High Yield Bond Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the High Yield Bond Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the High Yield Bond Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the High Yield Bond Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE HIGH YIELD BOND PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

International Portfolio

Your Portfolio’s Performance at a Glance

•   The International Portfolio of Vanguard Variable Insurance Fund returned 31.22% for the 12 months ended December 31, 2019, well above the 21.51% return of its benchmark, the MSCI All Country World Index ex USA. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

•   The broad U.S. stock market, as measured by the Russell 3000 Index, climbed 31% for the year. Global stock prices rose amid optimism that U.S.-China trade tensions were easing and that a trade deal might be signed in early 2020. Inversions of the U.S. Treasury yield curve, historically a signal of recession, raised concerns midway through the year. But the curve returned to its normal pattern in the second half as the Federal Reserve cut short-term interest rates three times.

•   Growth stocks outperformed their value counterparts, while large- and mid-capitalization stocks surpassed small-caps.

•   Returns were positive in the nine sectors the portfolio is primarily invested in. The advisors’ holdings in consumer discretionary and information technology contributed most to relative performance. Communication services and materials were the biggest net detractors.

•   Over the decade ended December 31, 2019, the portfolio’s average annual return outperformed that of its spliced benchmark.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

International Portfolio

Advisors’ Report

The International Portfolio returned 31.22% for the 12 months ended December 31, 2019, well above the 21.51% return of its benchmark, the MSCI All Country World Index ex USA.

The portfolio is overseen by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the period and of the effect it had on the portfolio’s positioning. These reports were prepared on January 27, 2020.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson, Partner
Head of Global Equities

Thomas Coutts, Partner
Head of International Growth

We believe successful investing lies in finding exceptional and durable growth companies. In these times of considerable geopolitical uncertainty, you might expect a dearth of good growth ideas, but that isn’t the case. If you are patient and focus on decades rather than quarters, it’s a great time to be a growth investor.

Companies are capitalizing on an explosion of technology-driven disruption. Despite market uncertainty, they are growing by creating products and services that are being adopted more quickly than ever before. Why? Because we are more connected. Enabled by increasing computing power, humans now create rich seams of data. Using this data, new businesses are emerging ranging from online food delivery to autonomous electric vehicles. Almost every facet of consumer behavior is affected, and consumer demand is setting the pace. As companies are spawned from this disruption, we aim to pick the best of them.

Many of our holdings that contributed well over the year are long-term leaders in their sectors and heavy investors in R&D. ASML, the Dutch manufacturer of semiconductor machines, is an example. Its extreme ultraviolet (EUV) lithography allows the progression of Moore’s Law to continue, and a monopolistic position in this technology gives considerable pricing power. We believe ASML’s investment in developing this commercially proven system will pay dividends as EUV lithography helps develop the next wave of chips for artificial intelligence (AI), autonomous driving, 5G, and more.

Another contributor was Argentinian e-commerce platform Mercado Libre, the market leader in Latin America, which reported 90% revenue growth in third-quarter revenues at the end of October. The opportunity remains large in a continent of some 650 million people with underpenetrated internet, e-commerce, and financial services markets.

In China, Alibaba continues to impress as it takes market share in e-commerce but also expands its mission to be a provider of infrastructure and a creator of various ecosystems. A solid foundation in retail could potentially expand to logistics, transportation, manufacturing, and agriculture, all of which could be underpinned by the dominance of AliCloud.

Turning to the detractors, Baidu’s share price has been weak during the year, including a sharp fall in May after announcing its first quarterly loss as a public company. In the short term, revenues have declined as trade war fears hurt demand for advertising. Longer term, we observe increasing competition in the online search business as advertisers migrate from “search ads” to “super-apps” that offer better user targeting. While Baidu continues to gain users and seems to have a lead in AI, dealing with the longer-term structural challenges will be vital to its success.

Rolls-Royce also detracted from performance as shares trended down over the year. Its restructuring is progressing, but a problem with the Trent 1000 engine, which powers one-third of Boeing’s Dreamliner fleet, continues to drag. The market was disappointed that the costs associated with fixing the problem will be higher than expected, including an exceptional charge of $1.8 billion. Overall, we remain patient and buoyed by the determination of both Baidu and Rolls-Royce to invest heavily for the future.

We participated in the IPO of Jumia, the pan-African digital retail company, and a private placement of argenx, the Belgian antibody-based drugs company. We also took a holding in Israeli website developer Wix.com and banking software global leader Temenos. To fund these opportunities, we reduced SoftBank and Svenska Handelsbanken. We also sold discount chain Distribuidora Internacional de Alimentacion, where the growth opportunity has diminished.

International Portfolio

Schroder Investment Management

North America Inc.

Portfolio Manager:

Simon Webber, CFA

International equities made strong progress over the course of 2019, overcoming the pessimism and uncertainty that U.S.-China trade friction and disorderly Brexit preparations had created. Good stock selection supported relative performance for the portfolio through the year, with particularly strong contributions from industrials and consumer staples. By region, our emerging-market and Japanese exposures were especially positive.

Schneider Electric performed well throughout 2019. Over the last ten years, Schneider has transformed itself into a competitive global industrial with products to support industrial automation, power efficiency, and electrical infrastructure.

Schneider’s range of electrical distribution products is essential to the modern systems at the heart of the shift away from fossil fuels that is accelerating in Europe and elsewhere. It often takes years for the market to change its perceptions of a company, and we believe Schneider is in one of those re-rating phases as investors recognize its growth prospects.

Zee Entertainment was a weaker position. The domestic Indian TV broadcaster has executed well for many years, participating in the strong growth of the Indian advertising market. Unfortunately, the controlling family group, who once owned 40% of the shares, indebted itself and was forced to sell its stake. It has since become clear that the operating company is not entirely ring-fenced from the promoter’s financial frailties.

With confidence in Zee’s balance sheet undermined, our investment thesis is broken, and we have sold the position. Assessing governance alongside other environmental and social factors is a central part of our investment process. Zee is a timely reminder that good corporate governance is critical to long-term performance.

We recently bought Mercado Libre. The South American online retailer has demonstrated robust sales growth and ambitions to expand from its core markets in Brazil and Argentina. E-commerce remains significantly underpenetrated in Latin America. We believe the company’s development of a payments platform for transactions both on and off its own e-commerce marketplace is an overlooked driver of future earnings.

Relative to the levels of uncertainty experienced in 2019, this year begins with some sunlight peering through the clouds. An improved trade relationship between the U.S. and China looks set to help the manufacturing side of the global economy turn the corner. In Europe, progress on an orderly exit from the EU by the U.K. is settling corporate nerves, and a new European Commission is injecting some drive into growth initiatives.

We believe companies with stable balance sheets and underappreciated, sustainable earnings drivers will deliver consistent outperformance over the long term. The portfolio remains well-balanced and diversified among cyclical and defensive sectors of the economy.

We focus on individual companies whose future growth we believe will surprise the market. Many of them represent important long-term themes, including the growth of internet platforms for retailing, social media, and gaming and the transition to a low-carbon economy through a shift to cleaner forms of energy and transportation.

International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	58	2,340	Uses a bottom-up, stock-driven approach to select stocks that it believes have above-average growth rates and trade at reasonable prices.
Schroder Investment Management North America Inc.	38	1,527	Uses fundamental research to identify high-quality companies in developed and emerging markets that it believes have above-average growth potential.
Cash Investments	4	156	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,106.87	$2.02
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.29	1.94

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2009–December 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Portfolio	31.22%	10.59%	8.70%	$23,035
Spliced International Index	21.51	5.51	4.68	15,794
MSCI All Country World Index ex USA	21.51	5.51	4.97	16,236

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

See Financial Highlights for dividend and capital gains information.

International Portfolio

Sector Diversification

As of December 31, 2019

Communication Services	10.6%
Consumer Discretionary	34.5
Consumer Staples	5.5
Energy	1.2
Financials	12.6
Health Care	11.4
Industrials	8.7
Information Technology	10.9
Materials	3.8
Other	0.7
Real Estate	0.0
Utilities	0.1

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

International Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
	Common Stocks (95.1%)[1]
	Austria (0.4%)
	Erste Group Bank AG	452,514	16,997

	Belgium (1.7%)
	Umicore SA	1,112,750	54,229
*	Argenx SE	84,539	13,597
			67,826
	Brazil (0.6%)
	Raia Drogasil SA	440,908	12,282
	B3 SA - Brasil Bolsa Balcao	1,077,538	11,576
			23,858
	Canada (0.8%)
	Toronto-Dominion Bank	316,922	17,775
^	Nutrien Ltd.	334,066	15,994
			33,769
	China (16.8%)
*	Alibaba Group Holding Ltd. ADR	1,003,850	212,916
	Tencent Holdings Ltd.	4,407,900	212,356
*	TAL Education Group ADR	1,341,800	64,675
*	Meituan Dianping Class B	4,125,383	53,903
	Ping An Insurance Group Co. of China Ltd.	3,489,500	41,293
*	Baidu Inc. ADR	228,028	28,823
*	Trip.com Group Ltd. ADR	651,713	21,858
	China Mengniu Dairy Co. Ltd.	3,384,000	13,689
	China Pacific Insurance Group Co. Ltd.	3,290,000	12,963
*,^	iQIYI Inc. ADR	347,157	7,328
*,^	NIO Inc. ADR	1,659,408	6,671
			676,475
	Denmark (2.8%)
*	Genmab A/S	258,566	57,506
	Vestas Wind Systems A/S	230,207	23,252
	Chr Hansen Holding A/S	163,100	12,966
	Novozymes A/S	225,473	11,036
^	Ambu A/S Class B	517,256	8,673
			113,433
	France (7.6%)
	Kering SA	135,047	88,985
	L’Oreal SA	219,591	64,935
	Schneider Electric SE	493,557	50,708
	EssilorLuxottica SA	189,477	28,968
	TOTAL SA	515,513	28,606
	Danone SA	301,543	25,042
	Vivendi SA	579,536	16,782
			304,026
	Germany (6.9%)
*,2	Zalando SE	1,013,535	51,113
*,2	Delivery Hero SE	595,180	47,174
	Bayerische Motoren Werke AG	314,821	25,786
*	HelloFresh SE	1,072,370	22,352
	SAP SE	156,058	21,005
	Infineon Technologies AG	894,411	20,209
	adidas AG	59,802	19,467
	BASF SE	222,170	16,738
	GEA Group AG	498,812	16,510
	Continental AG	101,650	13,136
*	MorphoSys AG	67,732	9,581
*,2	Rocket Internet SE	278,557	6,886
*,^	Jumia Technologies AG ADR	644,932	4,340
*	AIXTRON SE	274,000	2,616
*	Home24 SE	194,547	1,061
			277,974
	Hong Kong (4.1%)
	AIA Group Ltd.	11,257,400	118,405
	Hong Kong Exchanges & Clearing Ltd.	887,460	28,831
	Jardine Matheson Holdings Ltd.	326,602	18,175
			165,411
	India (1.7%)
	Housing Development Finance Corp. Ltd.	1,088,397	36,802
*	HDFC Bank Ltd.	1,111,849	19,839
*,§,3	ANI Technologies	19,170	5,707
	Larsen & Toubro Ltd.	220,598	4,013
			66,361
	Indonesia (0.4%)
	Bank Central Asia Tbk PT	6,577,100	15,818

	Israel (0.5%)
*	Wix.com Ltd.	86,032	10,529
*	Check Point Software Technologies Ltd.	92,393	10,252
			20,781
	Italy (2.7%)
	Ferrari NV	519,887	86,320
	Fiat Chrysler Automobiles NV	1,376,016	20,402
			106,722
	Japan (10.2%)
	M3 Inc.	2,431,600	73,326
	SMC Corp.	110,100	50,350
	SoftBank Group Corp.	929,400	40,352
	Nintendo Co. Ltd.	74,000	29,597
	Recruit Holdings Co. Ltd.	709,700	26,582
	Nidec Corp.	187,500	25,609
	Sony Corp.	330,300	22,427
	Takeda Pharmaceutical Co. Ltd.	485,200	19,191
	Bridgestone Corp.	445,300	16,543
	Keyence Corp.	43,500	15,275
	Sekisui Chemical Co. Ltd.	772,400	13,401
	Murata Manufacturing Co. Ltd.	215,500	13,264
	Kubota Corp.	804,300	12,630
	Pigeon Corp.	319,600	11,703
	Toyota Motor Corp.	161,100	11,351
	ORIX Corp.	682,500	11,310
	SBI Holdings Inc.	477,700	10,085
	Suzuki Motor Corp.	211,200	8,816
			411,812

	Netherlands (5.8%)
	ASML Holding NV	715,537	211,840
	Koninklijke Philips NV	446,781	21,841
			233,681
	Norway (0.7%)
	DNB ASA	846,264	15,836
	Norsk Hydro ASA	3,710,583	13,798
			29,634
	Other (0.1%)
[4]	Vanguard FTSE All-World ex-US ETF	74,796	4,020

	Singapore (0.4%)
	Oversea-Chinese Banking Corp. Ltd.	1,812,000	14,823

	South Korea (1.1%)
	Samsung Electronics Co. Ltd.	714,518	34,430
	Samsung SDI Co. Ltd.	56,351	11,480
			45,910
	Spain (2.9%)
	Industria de Diseno Textil SA	2,100,029	74,216
	Banco Bilbao Vizcaya Argentaria SA	7,326,765	41,135
			115,351

	Sweden (4.6%)
*	Spotify Technology SA	482,443	72,149
	Atlas Copco AB Class A	883,241	35,255
	Svenska Handelsbanken AB Class A	2,024,995	21,810
	Kinnevik AB	820,157	20,098
	Assa Abloy AB Class B	639,296	14,944
	SKF AB	603,624	12,221
	Elekta AB Class B	668,047	8,814
			185,291
	Switzerland (5.0%)
	Roche Holding AG	184,951	60,110
	Nestle SA	446,179	48,306
	Temenos AG	154,202	24,393
	Novartis AG	250,022	23,674
	Lonza Group AG	54,764	19,978
	Cie Financiere Richemont SA	228,682	17,872
	Straumann Holding AG	6,120	6,003
			200,336
	Taiwan (1.1%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	3,927,000	43,463

	Thailand (0.2%)
	Kasikornbank PCL	1,971,800	9,926

	Turkey (0.2%)
*	Turkiye Garanti Bankasi AS	3,678,288	6,889

	United Kingdom (6.4%)
	Rolls-Royce Holdings plc	4,382,443	39,609
	Diageo plc	867,027	36,534

International Portfolio

			Market
			Value•
		Shares	($000)
*	Ocado Group plc	2,021,902	34,306
	BHP Group plc	829,898	19,448
	GlaxoSmithKline plc	823,386	19,347
	Royal Dutch Shell plc Class A	647,639	19,096
	Burberry Group plc	651,817	19,030
	Whitbread plc	279,822	17,959
	Smith & Nephew plc	605,501	14,593
	Lloyds Banking Group plc	16,460,762	13,637
	Next plc	135,722	12,647
	Bunzl plc	220,225	6,023
*,^,2	Aston Martin Lagonda Global Holdings plc	590,316	4,074
			256,303
United States (9.4%)
*	Amazon.com Inc.	64,153	118,545
*	MercadoLibre Inc.	166,050	94,971
*	Illumina Inc.	243,613	80,816
*	Tesla Inc.	178,353	74,610
*	Booking Holdings Inc.	5,273	10,829
			379,771
Total Common Stocks (Cost $2,660,214)			3,826,661
Preferred Stocks (0.5%)
*,§,3,5	CureVac GmbH	1,452	2,086
*,§,3,5	You & Mr. Jones	5,200,000	16,692
Total Preferred Stocks (Cost $8,759)			18,778
Temporary Cash Investments (4.7%)[1]
Money Market Fund (4.6%)
[6,7]	Vanguard Market Liquidity Fund, 1.816%	1,861,190	186,137

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)

[8]	United States Treasury Bill, 1.531%, 2/13/20	3,500	3,494
Total Temporary Cash Investments (Cost $189,637)			189,631
Total Investments (100.3%) (Cost $2,858,610)			4,035,070
Other Assets and Liabilities (-0.3%)
Other Assets[8,9]			36,367
Liabilities[7]			(48,110)
			(11,743)
Net Assets (100%)
Applicable to 138,720,561 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			4,023,327
Net Asset Value Per Share			$29.00

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	3,844,913
Affiliated Issuers	190,157
Total Investments in Securities	4,035,070
Investment in Vanguard	172
Receivables for Investment Securities Sold	12,043
Receivables for Accrued Income	4,239
Receivables for Capital Shares Issued	769
Unrealized Appreciation—Forward Currency Contracts	1,006
Other Assets[8,9]	18,138
Total Assets	4,071,437
Liabilities
Payables for Investment Securities Purchased	250
Collateral for Securities on Loan	33,056
Payables to Investment Advisor	1,790
Payables for Capital Shares Redeemed	8,741
Payables to Vanguard	1,882
Variation Margin Payable—Futures Contracts	1,789
Unrealized Depreciation—Forward Currency Contracts	414
Other Liabilities	188
Total Liabilities	48,110
Net Assets	4,023,327

At December 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	2,707,708
Total Distributable Earnings (Loss)	1,315,619
Net Assets	4,023,327

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $31,158,000.
§	Security value determined using significant unobservable inputs.
1	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.9% and 0.9%, respectively, of net assets.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the aggregate value of these securities was $109,247,000, representing 2.7% of net assets.
3	Restricted securities totaling $24,485,000, representing 0.6% of net assets. See Restricted Securities table for additional information.
4	Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
5	Perpetual security with no stated maturity date.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7	Collateral of $33,056,000 was received for securities on loan.
8	Securities with a value of $3,494,000 and cash of $4,158,000 have been segregated as initial margin for open futures contracts.
9	Cash of $690,000 has been segregated as collateral for open forward currency contracts.

ADR—American Depositary Receipt.

International Portfolio

Restricted Securities as of Period End
		Acquisition
	Acquisition	Cost
Security Name	Date	($000)
You & Mr. Jones	September 2015	5,200
CureVac GmbH	October 2015	3,559
ANI Technologies	December 2015	5,969

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

					($000)
					Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation )
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	March 2020	1,411		59,020	(80)
Topix Index	March 2020	265		41,974	99
S&P ASX 200 Index	March 2020	222		25,717	(680)
FTSE 100 Index	March 2020	257		25,528	406
					(255)

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement		Contract Amount (000)			Appreciation	(Depreciation )
Counterparty	Date		Receive		Deliver	($000)	($000)
BNP Paribas	4/2/20	EUR	48,104	USD	53,890	385	—
Barclays Bank plc	4/2/20	JPY	4,474,184	USD	41,458	—	(60)
Toronto-Dominion Bank	4/2/20	GBP	19,913	USD	26,657	—	(213)
Barclays Bank plc	4/2/20	AUD	21,702	USD	14,940	324	—
BNP Paribas	4/2/20	AUD	14,235	USD	9,802	210	—
State Street Bank & Trust Co.	1/6/20	EUR	3,850	USD	4,292	30	—
Royal Bank of Canada	1/6/20	JPY	290,530	USD	2,654	21	—
JPMorgan Chase Bank, N.A.	1/6/20	AUD	2,700	USD	1,882	13	—
Goldman Sachs International	1/6/20	GBP	1,082	USD	1,419	15	—
State Street Bank & Trust Co.	4/2/20	USD	4,314	EUR	3,850	—	(30)
Bank of America, N.A.	1/6/20	USD	4,298	EUR	3,850	—	(23)
Royal Bank of Canada	1/6/20	USD	2,683	JPY	290,530	8	—
Royal Bank of Canada	4/2/20	USD	2,667	JPY	290,530	—	(21)
JPMorgan Chase Bank, N.A.	4/2/20	USD	1,886	AUD	2,700	—	(13)
Royal Bank of Canada	1/6/20	USD	1,860	AUD	2,700	—	(36)
Royal Bank of Canada	1/6/20	USD	1,431	GBP	1,082	—	(3)
Goldman Sachs International	4/2/20	USD	1,423	GBP	1,082	—	(15)
						1,006	(414)

AUD—Australian dollar.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

International Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	57,303
Dividends—Affiliated Issuers	498
Interest—Unaffiliated Issuers	118
Interest—Affiliated Issuers	2,131
Securities Lending—Net	3,799
Total Income	63,849
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,339
Performance Adjustment	1,295
The Vanguard Group—Note C
Management and Administrative	6,103
Marketing and Distribution	413
Custodian Fees	106
Auditing Fees	43
Shareholders’ Reports	26
Trustees’ Fees and Expenses	4
Total Expenses	13,329
Net Investment Income	50,520
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	80,422
Investment Securities Sold—Affiliated Issuers	2,413
Futures Contracts	11,809
Forward Currency Contracts	426
Foreign Currencies	(508)
Realized Net Gain (Loss)	94,562
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[2]	805,699
Investment Securities—Affiliated Issuers	64
Futures Contracts	1,587
Forward Currency Contracts	(169)
Foreign Currencies	273
Change in Unrealized Appreciation (Depreciation)	807,454
Net Increase (Decrease) in Net Assets Resulting from Operations	952,536

1	Dividends are net of foreign withholding taxes of $6,294,000.
2	The change in unrealized appreciation (depreciation) is net of deferred foreign capital gain taxes of $188,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	50,520	47,649
Realized Net Gain (Loss)	94,562	110,293
Change in Unrealized Appreciation (Depreciation)	807,454	(626,896)
Net Increase (Decrease) in Net Assets Resulting from Operations	952,536	(468,954)
Distributions
Net Investment Income	(50,042)	(26,488)
Realized Capital Gain[1]	(109,130)	(88,646)
Total Distributions	(159,172)	(115,134)
Capital Share Transactions
Issued	469,443	993,064
Issued in Lieu of Cash Distributions	159,172	115,134
Redeemed	(507,332)	(613,419)
Net Increase (Decrease) from Capital Share Transactions	121,283	494,779
Total Increase (Decrease)	914,647	(89,309)
Net Assets
Beginning of Period	3,108,680	3,197,989
End of Period	4,023,327	3,108,680

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $1,600,000 and $16,968,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

International Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.14	$27.34	$19.54	$19.80	$20.63
Investment Operations
Net Investment Income	.371[1]	.367[1]	.224[1]	.271[1]	.278
Net Realized and Unrealized Gain (Loss) on Investments	6.692	(3.644)	7.992	.075	(.394)
Total from Investment Operations	7.063	(3.277)	8.216	.346	(.116)
Distributions
Dividends from Net Investment Income	(.378)	(.212)	(.258)	(.280)	(.392)
Distributions from Realized Capital Gains	(.825)	(.711)	(.158)	(.326)	(.322)
Total Distributions	(1.203)	(.923)	(.416)	(.606)	(.714)
Net Asset Value, End of Period	$29.00	$23.14	$27.34	$19.54	$19.80

Total Return	31.22%	-12.61%	42.60%	1.93%	-0.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,023	$3,109	$3,198	$2,131	$2,253
Ratio of Total Expenses to Average Net Assets[2]	0.38%	0.37%	0.39%	0.39%	0.40%
Ratio of Net Investment Income to Average Net Assets	1.43%	1.36%	0.93%	1.40%	1.37%
Portfolio Turnover Rate	14%	16%	16%	29%	23%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.03%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Portfolio

Notes to Financial Statements

The International Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

The portfolio enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting

International Portfolio

arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended December 31, 2019, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The portfolio’s average investment in forward currency contracts represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

International Portfolio

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Taxes on foreign dividends and capital gains have been provided for in accordance with the portfolio’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax is accrued daily based upon net unrealized gains. The portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B. The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc., each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc., is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.

Vanguard manages the cash reserves of the portfolio as described below.

For the year ended December 31, 2019, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before an increase of $1,295,000 (0.04%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2019, the portfolio had contributed to Vanguard capital in the amount of $172,000, representing less than 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

International Portfolio

The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	437,398	—	—
Common Stocks—Other	443,561	2,939,995	5,707
Preferred Stocks	—	—	18,778
Temporary Cash Investments	186,137	3,494	—
Futures Contracts—Liabilities[1]	(1,789)	—	—
Forward Currency Contracts—Assets	—	1,006	—
Forward Currency Contracts—Liabilities	—	(414)	—
Total	1,065,307	2,944,081	24,485

1 Represents variation margin on the last day of the reporting period.

E. At December 31, 2019, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	—	—	—
Unrealized Appreciation—Forward Currency Contracts	—	1,006	1,006
Total Assets	—	1,006	1,006

Variation Margin Payable—Futures Contracts	(1,789)	—	(1,789)
Unrealized Depreciation—Forward Currency Contracts	—	(414)	(414)
Total Liabilities	(1,789)	(414)	(2,203)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2019, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	11,809	—	11,809
Forward Currency Contracts	—	426	426
Realized Net Gain (Loss) on Derivatives	11,809	426	12,235

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1,587	—	1,587
Forward Currency Contracts	—	(169)	(169)
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,587	(169)	1,418

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

International Portfolio

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; the realization of unrealized gains or losses on certain futures contracts and forward currency contracts; and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	58,506
Undistributed Long-Term Gains	84,122
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	1,174,478

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,860,176
Gross Unrealized Appreciation	1,368,931
Gross Unrealized Depreciation	(194,618)
Net Unrealized Appreciation (Depreciation)	1,174,313

G. During the year ended December 31, 2019, the portfolio purchased $483,132,000 of investment securities and sold $520,061,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	17,755	36,050
Issued in Lieu of Cash Distributions	6,218	4,051
Redeemed	(19,574)	(22,736)
Net Increase (Decrease) in Shares Outstanding	4,399	17,365

At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 30% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.

I. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

					Current Period Transactions
	Dec. 31,		Proceeds		Change			Dec. 31,
	2018		from	Realized	in Net		Capital Gain	2019
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	183,216	NA1	NA1	25	8	2,131	—	186,137
Vanguard FTSE All-World ex-US ETF Shares	13,619	—	12,043	2,388	56	498	—	4,020
Total	196,835			2,413	64	2,629	—	190,157

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of International Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of International Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for corporate shareholders only for Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $107,530,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The portfolio designates to shareholders foreign source income of $63,309,000 and foreign taxes paid of 4,863,000.

Mid-Cap Index Portfolio

Your Portfolio’s Performance at a Glance

•     For the 12 months ended December 31, 2019, the Mid-Cap Index Portfolio returned 30.87%, in line with its benchmark index after factoring in the portfolio’s expenses.

•     The Mid-Cap Index Portfolio offers investors broad exposure to the hundreds of mid-capitalization stocks in the U.S. equity market. Stocks of every style and from every industry sector are represented.

•     Stocks benefited from accommodative monetary policies from the Federal Reserve and other major central banks and corporate earnings that generally proved more resilient than expected. Over the fiscal year, large-cap stocks outpaced mid- and small-caps, and growth stocks beat their value counterparts.

•     Industrial stocks contributed most to the portfolio’s results. Financials and technology were also top contributors. All but one of the portfolio’s sectors finished with double-digit returns.

•     Over the past ten years, the portfolio recorded an average annual return of 12.93%, in line with its benchmark average.

•     Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Market Barometer		Average Annual Total Returns
		Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

•     Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,074.69	$0.89
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.35	0.87

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2009–December 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Mid-Cap Index Portfolio	30.87%	9.13%	12.93%	$33,738
Spliced Mid-Cap Index	31.09	9.29	13.13	34,328
Dow Jones U.S. Total Stock Market Float Adjusted Index	30.90	11.18	13.43	35,251

Spliced Mid-Cap Index: MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.

See Financial Highlights for dividend and capital gains information.

Mid-Cap Index Portfolio

Sector Diversification

As of December 31, 2019

Basic Materials	4.2%
Consumer Goods	9.5
Consumer Services	11.5
Financials	21.6
Health Care	9.3
Industrials	16.4
Oil & Gas	4.5
Technology	15.9
Telecommunications	0.6
Utilities	6.5

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

Mid-Cap Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Basic Materials (4.2%)
	Newmont Goldcorp Corp.	396,901	17,245
	International Paper Co.	190,788	8,786
	Freeport-McMoRan Inc.	666,776	8,748
	Nucor Corp.	146,636	8,253
	Celanese Corp. Class A	58,620	7,217
	International Flavors & Fragrances Inc.	51,667	6,666
	FMC Corp.	62,642	6,253
	Avery Dennison Corp.	40,517	5,301
	CF Industries Holdings Inc.	105,030	5,014
	Eastman Chemical Co.	59,337	4,703
	Albemarle Corp.	51,301	3,747
	Mosaic Co.	164,678	3,564
	Reliance Steel & Aluminum Co.	15,382	1,842
*	Axalta Coating Systems Ltd.	51,197	1,556
	Westlake Chemical Corp.	18,647	1,308
			90,203
Consumer Goods (9.5%)
*	Lululemon Athletica Inc.	56,697	13,135
	McCormick & Co. Inc.	59,834	10,156
	Clorox Co.	60,755	9,328
	DR Horton Inc.	169,499	8,941
	Church & Dwight Co. Inc.	118,710	8,350
	Conagra Brands Inc.	235,357	8,059
	Lennar Corp. Class A	135,786	7,576
	Genuine Parts Co.	66,814	7,098
	Garmin Ltd.	68,981	6,730
*	Take-Two Interactive Software Inc.	54,856	6,716
	Hasbro Inc.	62,292	6,579
	Tyson Foods Inc. Class A	71,369	6,497
*	NVR Inc.	1,701	6,478
	Lamb Weston Holdings Inc.	70,609	6,074
	Aptiv plc	61,687	5,858
	Hormel Foods Corp.	129,223	5,829
	JM Smucker Co.	52,440	5,461
	Corteva Inc.	181,269	5,358
	PulteGroup Inc.	124,323	4,824
*	LKQ Corp.	133,692	4,773
	Campbell Soup Co.	94,776	4,684
	Molson Coors Brewing Co. Class B	85,322	4,599
	Whirlpool Corp.	30,595	4,514
	Fortune Brands Home & Security Inc.	67,380	4,403
	BorgWarner Inc.	100,109	4,343
	Lear Corp.	29,260	4,014
*	Mohawk Industries Inc.	27,653	3,771
	PVH Corp.	35,846	3,769
	Bunge Ltd.	65,309	3,759
	Tapestry Inc.	133,404	3,598
	Newell Brands Inc.	184,932	3,554
*	WABCO Holdings Inc.	24,780	3,358
*	Wayfair Inc.	30,300	2,738
	Ralph Lauren Corp. Class A	22,882	2,682
*,^	Under Armour Inc. Class A	90,615	1,957
*	Under Armour Inc. Class C	95,169	1,825
	Coty Inc. Class A	147,616	1,661
	Levi Strauss & Co. Class A	21,400	413
	Lennar Corp. Class B	6,899	308
			203,770
Consumer Services (11.4%)
*	Chipotle Mexican Grill Inc. Class A	13,405	11,221
	Royal Caribbean Cruises Ltd.	81,282	10,852
*	Dollar Tree Inc.	114,586	10,777
	Best Buy Co. Inc.	108,400	9,518
*	Copart Inc.	101,349	9,217
*	Liberty Broadband Corp.	70,076	8,812
	Omnicom Group Inc.	105,256	8,528
	MGM Resorts International	224,306	7,463
	Tiffany & Co.	55,180	7,375
	Expedia Group Inc.	67,369	7,285
*	CarMax Inc.	79,563	6,975
*	AutoZone Inc.	5,765	6,868
*	Ulta Beauty Inc.	27,115	6,864
	Darden Restaurants Inc.	59,343	6,469
	Wynn Resorts Ltd.	44,254	6,146
*	Norwegian Cruise Line Holdings Ltd.	103,104	6,022
	AmerisourceBergen Corp. Class A	69,934	5,946
	Domino’s Pizza Inc.	19,820	5,823
*	Roku Inc.	42,100	5,637
	American Airlines Group Inc.	190,970	5,477
	ViacomCBS Inc. Class B	129,252	5,425
	Tractor Supply Co.	57,250	5,349
	Aramark	120,871	5,246
	Advance Auto Parts Inc.	31,851	5,101
*	Discovery Communications Inc.	165,516	5,047
	FactSet Research Systems Inc.	18,360	4,926
*	Live Nation Entertainment Inc.	67,300	4,810
*	United Airlines Holdings Inc.	52,064	4,586
	Interpublic Group of Cos. Inc.	187,510	4,332
*	Lyft Inc. Class A	96,963	4,171
*	Altice USA Inc. Class A	152,182	4,161
*	DISH Network Corp. Class A	115,940	4,112
	Alaska Air Group Inc.	59,733	4,047
	Kohl’s Corp.	76,905	3,918
*	Burlington Stores Inc.	16,000	3,649
*	Liberty Media Corp-Liberty SiriusXM Class C	73,957	3,560
	Nielsen Holdings plc	172,738	3,507
	News Corp. Class A	244,021	3,450
*	Discovery Communications Inc. Class A	73,004	2,390
	Rollins Inc.	71,298	2,364
	Vail Resorts Inc.	9,800	2,350
*	Liberty Media Corp-Liberty SiriusXM Class A	42,345	2,047
*	Liberty Broadband Corp. Class A	12,365	1,540
	Hyatt Hotels Corp. Class A	16,848	1,511
*	Carvana Co. Class A	12,200	1,123
*	Chewy Inc.	20,300	589
	ViacomCBS Inc. Class A	2,790	125
	News Corp. Class B	3,475	50
			246,761
Financials (21.5%)
*	IHS Markit Ltd.	184,306	13,888
	SBA Communications Corp. Class A	54,501	13,134
	Digital Realty Trust Inc.	100,988	12,092
	Realty Income Corp.	157,605	11,604
	Hartford Financial Services Group Inc.	174,382	10,597
	M&T Bank Corp.	60,668	10,298
	MSCI Inc. Class A	38,967	10,061
	KeyCorp	476,403	9,642
	Essex Property Trust Inc.	31,993	9,625
	First Republic Bank	81,640	9,589
*	CBRE Group Inc. Class A	154,039	9,441
	Alexandria Real Estate Equities Inc.	55,723	9,004
	Arthur J Gallagher & Co.	90,280	8,597
	Citizens Financial Group Inc.	210,467	8,547
	Healthpeak Properties Inc.	246,924	8,512
	Cincinnati Financial Corp.	79,052	8,312
	Equifax Inc.	58,574	8,207
	Regions Financial Corp.	467,159	8,016
*	Arch Capital Group Ltd.	186,650	8,005
	Invitation Homes Inc.	260,360	7,803
	Huntington Bancshares Inc.	499,133	7,527
	Principal Financial Group Inc.	134,558	7,401
	KKR & Co. Inc. Class A	253,192	7,386
	Mid-America Apartment Communities Inc.	55,248	7,285
*	Markel Corp.	6,355	7,265
	AvalonBay Communities Inc.	33,810	7,090
	Sun Communities Inc.	44,800	6,725
	WP Carey Inc.	83,500	6,683
	MarketAxess Holdings Inc.	17,500	6,634
	UDR Inc.	141,766	6,621
	Annaly Capital Management Inc.	691,576	6,515
	Host Hotels & Resorts Inc.	347,286	6,442
	Loews Corp.	122,492	6,430
	Cboe Global Markets Inc.	53,573	6,429
	Extra Space Storage Inc.	59,623	6,297
*	SVB Financial Group	25,006	6,278
	Duke Realty Corp.	178,044	6,173
	Nasdaq Inc.	55,461	5,940
	Fidelity National Financial Inc.	126,449	5,735
	Lincoln National Corp.	96,072	5,669
	Ally Financial Inc.	184,067	5,625
	Vornado Realty Trust	83,104	5,526
	Everest Re Group Ltd.	19,716	5,458
	Weyerhaeuser Co.	180,443	5,449
	Western Union Co.	203,091	5,439
	Raymond James Financial Inc.	60,405	5,404
*	Alleghany Corp.	6,647	5,315
	Regency Centers Corp.	81,119	5,118

Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Ameriprise Financial Inc.	30,600	5,097
	AXA Equitable Holdings Inc.	202,304	5,013
	Comerica Inc.	69,638	4,997
	Camden Property Trust	46,865	4,972
	Globe Life Inc.	47,142	4,962
	E*TRADE Financial Corp.	109,228	4,956
	Reinsurance Group of America Inc. Class A	30,325	4,945
	VEREIT Inc.	515,626	4,764
	Federal Realty Investment Trust	36,606	4,712
	AGNC Investment Corp.	261,090	4,616
	WR Berkley Corp.	66,721	4,610
	Iron Mountain Inc.	138,700	4,420
	Zions Bancorp NA	82,444	4,281
	SEI Investments Co.	65,337	4,278
	Kimco Realty Corp.	194,398	4,026
	Voya Financial Inc.	65,367	3,986
	SL Green Realty Corp.	38,751	3,560
	Franklin Resources Inc.	132,774	3,450
*	Athene Holding Ltd. Class A	69,028	3,246
	Invesco Ltd.	176,040	3,165
	Jones Lang LaSalle Inc.	12,451	2,168
	People’s United Financial Inc.	107,671	1,820
	Interactive Brokers Group Inc.	18,112	844
			463,721
Health Care (9.2%)
*	IQVIA Holdings Inc.	79,837	12,336
*	Centene Corp.	190,266	11,962
*	IDEXX Laboratories Inc.	41,500	10,837
	ResMed Inc.	69,569	10,781
*	DexCom Inc.	44,300	9,690
*	Align Technology Inc.	34,340	9,582
	Teleflex Inc.	22,423	8,441
*	WellCare Health Plans Inc.	24,400	8,057
*	Laboratory Corp. of America Holdings	46,974	7,947
*	Incyte Corp.	88,505	7,728
	Cooper Cos. Inc.	23,963	7,699
*	BioMarin Pharmaceutical Inc.	86,828	7,341
	Cardinal Health Inc.	141,700	7,167
	Quest Diagnostics Inc.	65,206	6,964
*	Hologic Inc.	129,959	6,785
*	Seattle Genetics Inc.	58,058	6,634
*	Exact Sciences Corp.	71,300	6,594
*	Varian Medical Systems Inc.	43,928	6,238
*	Alnylam Pharmaceuticals Inc.	53,905	6,208
	Dentsply Sirona Inc.	107,709	6,095
*	Elanco Animal Health Inc.	180,665	5,321
	Universal Health Services Inc. Class B	37,042	5,314
*	Mylan NV	250,135	5,028
*	Henry Schein Inc.	71,092	4,743
*	Jazz Pharmaceuticals plc	26,026	3,885
*	ABIOMED Inc.	20,746	3,539
	Perrigo Co. plc	62,713	3,240
*	DaVita Inc.	40,850	3,065
			199,221
Industrials (16.3%)
	Amphenol Corp. Class A	143,612	15,543
	TransDigm Group Inc.	24,570	13,759
	Willis Towers Watson plc	62,190	12,559
*	FleetCor Technologies Inc.	42,039	12,095
	Verisk Analytics Inc. Class A	79,263	11,837
	Waste Connections Inc.	127,561	11,581
	Cintas Corp.	42,636	11,473
	AMETEK Inc.	110,576	11,029
*	CoStar Group Inc.	17,739	10,613
	Fastenal Co.	277,770	10,264
	Ball Corp.	158,232	10,233
*	Mettler-Toledo International Inc.	11,759	9,328
*	Keysight Technologies Inc.	90,700	9,309
	Vulcan Materials Co.	64,072	9,226
	Martin Marietta Materials Inc.	30,284	8,469
	Dover Corp.	70,257	8,098
	TransUnion	91,256	7,812
	WW Grainger Inc.	22,226	7,524
	Kansas City Southern	47,957	7,345
*	Waters Corp.	31,185	7,286
	Xylem Inc.	87,186	6,869
	Wabtec Corp.	88,162	6,859
	Broadridge Financial Solutions Inc.	55,402	6,844
	Masco Corp.	138,347	6,639
	Old Dominion Freight Line Inc.	34,778	6,600
	Expeditors International of Washington Inc.	82,449	6,433
*	United Rentals Inc.	36,322	6,057
	Arconic Inc.	188,719	5,807
	Jacobs Engineering Group Inc.	64,387	5,784
	Rockwell Automation Inc.	27,962	5,667
	Westrock Co.	124,913	5,360
*	Square Inc.	84,117	5,262
	Packaging Corp. of America	45,816	5,131
	CH Robinson Worldwide Inc.	65,557	5,127
*	Trimble Inc.	120,726	5,033
	Huntington Ingalls Industries Inc.	19,769	4,960
	Textron Inc.	110,547	4,930
	JB Hunt Transport Services Inc.	41,373	4,832
*	Crown Holdings Inc.	65,428	4,746
	Snap-on Inc.	26,592	4,505
*	Sensata Technologies Holding plc	77,066	4,152
	Hubbell Inc. Class B	26,297	3,887
	HEICO Corp. Class A	39,700	3,554
	Xerox Holdings Corp.	89,274	3,292
	Jack Henry & Associates Inc.	18,600	2,710
*	IPG Photonics Corp.	16,641	2,412
	Cognex Corp.	39,141	2,193
	HEICO Corp.	19,000	2,169
	Pentair plc	40,820	1,872
*	XPO Logistics Inc.	22,351	1,781
	Robert Half International Inc.	26,816	1,693
	FLIR Systems Inc.	32,291	1,681
	AO Smith Corp.	33,189	1,581
	Global Payments Inc.	200	37
			351,842
Oil & Gas (4.5%)
	ONEOK Inc.	200,107	15,142
	Halliburton Co.	403,846	9,882
	Hess Corp.	132,569	8,857
	Concho Resources Inc.	97,253	8,516
	Diamondback Energy Inc.	77,672	7,213
*	Cheniere Energy Inc.	111,017	6,780
	Noble Energy Inc.	231,615	5,753
	Marathon Oil Corp.	386,637	5,251
	National Oilwell Varco Inc.	187,098	4,687
	Apache Corp.	182,225	4,663
	Targa Resources Corp.	112,798	4,606
	Devon Energy Corp.	176,500	4,584
	Baker Hughes a GE Co. Class A	157,152	4,028
	HollyFrontier Corp.	70,483	3,574
	Cabot Oil & Gas Corp.	99,512	1,732
	Continental Resources Inc.	35,713	1,225
			96,493
Technology (15.8%)
	KLA Corp.	76,379	13,608
	Motorola Solutions Inc.	82,957	13,368
*	Advanced Micro Devices Inc.	269,386	12,354
	Microchip Technology Inc.	115,620	12,108
	Xilinx Inc.	121,821	11,910
*	Twitter Inc.	356,650	11,431
*	Splunk Inc.	74,651	11,180
	Cerner Corp.	144,422	10,599
*	ANSYS Inc.	40,790	10,500
*	Palo Alto Networks Inc.	45,073	10,423
*	Synopsys Inc.	72,721	10,123
	Skyworks Solutions Inc.	82,426	9,964
	CDW Corp.	69,691	9,955
*	VeriSign Inc.	51,154	9,856
*	IAC/InterActiveCorp	38,067	9,483
*	Cadence Design Systems Inc.	135,931	9,428
*	Veeva Systems Inc. Class A	63,700	8,960
	Western Digital Corp.	136,755	8,680
	Marvell Technology Group Ltd.	322,867	8,575
	Maxim Integrated Products Inc.	131,104	8,064
*	Snap Inc.	468,418	7,649
*	Fortinet Inc.	70,300	7,505
	NortonLifeLock Inc.	271,583	6,931
	NetApp Inc.	110,480	6,877
	Citrix Systems Inc.	59,815	6,634
*	Qorvo Inc.	56,282	6,542
	Seagate Technology plc	108,163	6,436
*	Akamai Technologies Inc.	74,466	6,432
	SS&C Technologies Holdings Inc.	103,813	6,374
*	Paycom Software Inc.	24,000	6,354
*	Gartner Inc.	41,087	6,332
*	Okta Inc.	51,500	5,942
*	Twilio Inc. Class A	60,200	5,916
*	GoDaddy Inc. Class A	82,716	5,618
*	Arista Networks Inc.	25,905	5,269
	Hewlett Packard Enterprise Co.	313,800	4,977
*	Black Knight Inc.	68,840	4,439
*	F5 Networks Inc.	29,436	4,111
	Juniper Networks Inc.	161,593	3,980
*	RingCentral Inc. Class A	18,100	3,053
*	Pinterest Inc. Class A	153,090	2,854
*,^	Slack Technologies Inc. Class A	112,498	2,529
	DXC Technology Co.	61,631	2,317
*,^	Match Group Inc.	25,555	2,098
*	Dropbox Inc. Class A	103,933	1,861
*	Datadog Inc. Class A	13,300	502
*	Crowdstrike Holdings Inc. Class A	9,900	494
			340,595
Telecommunications (0.6%)
	CenturyLink Inc.	527,655	6,970
*	Zayo Group Holdings Inc.	114,420	3,965
*,^	Zoom Video Communications Inc. Class A	21,942	1,493
			12,428

Mid-Cap Index Portfolio

		Market
		Value•
	Shares	($000)
Utilities (6.6%)
WEC Energy Group Inc.	152,671	14,081
Eversource Energy	156,648	13,326
FirstEnergy Corp.	261,568	12,712
DTE Energy Co.	92,649	12,032
Entergy Corp.	96,432	11,553
American Water Works Co. Inc.	87,485	10,747
Ameren Corp.	119,130	9,149
CMS Energy Corp.	137,486	8,640
Evergy Inc.	110,435	7,188
CenterPoint Energy Inc.	242,573	6,615
Alliant Energy Corp.	118,234	6,470
AES Corp.	321,346	6,395
NiSource Inc.	180,903	5,036
Pinnacle West Capital Corp.	54,395	4,892
Vistra Energy Corp.	188,788	4,340
OGE Energy Corp.	97,028	4,315
NRG Energy Inc.	57,700	2,294
Avangrid Inc.	29,845	1,527
		141,312
Total Common Stocks (Cost $1,665,949)		2,146,346
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.6%)
[2,3] Vanguard Market Liquidity Fund, 1.816%	113,181	11,319

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4] United States Treasury Bill, 1.527%, 4/30/20	400	398
Total Temporary Cash Investments (Cost $11,718)		11,717
Total Investments (100.2%) (Cost $1,677,667)		2,158,063

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	94
Receivables for Accrued Income	3,588
Receivables for Capital Shares Issued	685
Variation Margin Receivable—Futures Contracts	18
Other Assets[4]	191
Total Other Assets	4,576
Liabilities
Payables for Investment Securities Purchased	(102)
Collateral for Securities on Loan	(3,913)
Payables for Capital Shares Redeemed	(2,895)
Payables to Vanguard	(745)
Other Liabilities	(206)
Total Liabilities	(7,861)
Net Assets (100%)
Applicable to 89,684,771 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,154,778
Net Asset Value Per Share	$24.03

At December 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	1,535,254
Total Distributable Earnings (Loss)	619,524
Net Assets	2,154,778

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,819,000.
1	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.1% and 0.1%, respectively, of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $3,913,000 was received for securities on loan.
4	Securities with a value of $183,000 and cash of $163,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2020	43	6,947	73
E-mini S&P Mid-Cap 400 Index	March 2020	10	2,065	36
				109

See accompanying Notes, which are an integral part of the Financial Statements.

Mid-Cap Index Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Dividends	32,028
Interest[1]	111
Securities Lending—Net	167
Total Income	32,306
Expenses
The Vanguard Group—Note B
Investment Advisory Services	290
Management and Administrative	2,736
Marketing and Distribution	198
Custodian Fees	36
Auditing Fees	33
Shareholders’ Reports	30
Trustees’ Fees and Expenses	1
Total Expenses	3,324
Expenses Paid Indirectly	(19)
Net Expenses	3,305
Net Investment Income	29,001
Realized Net Gain (Loss)
Investment Securities Sold[1]	111,773
Futures Contracts	1,145
Realized Net Gain (Loss)	112,918
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	359,752
Futures Contracts	295
Change in Unrealized Appreciation (Depreciation)	360,047
Net Increase (Decrease) in Net Assets Resulting from Operations	501,966

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $102,000, $2,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,001	27,241
Realized Net Gain (Loss)	112,918	143,656
Change in Unrealized Appreciation (Depreciation)	360,047	(339,835)
Net Increase (Decrease) in Net Assets Resulting from Operations	501,966	(168,938)
Distributions
Net Investment Income	(27,995)	(21,762)
Realized Capital Gain[1]	(144,308)	(88,481)
Total Distributions	(172,303)	(110,243)
Capital Share Transactions
Issued	300,982	255,681
Issued in Lieu of Cash Distributions	172,303	110,243
Redeemed	(269,427)	(269,732)
Net Increase (Decrease) from Capital Share Transactions	203,858	96,192
Total Increase (Decrease)	533,521	(182,989)
Net Assets
Beginning of Period	1,621,257	1,804,246
End of Period	2,154,778	1,621,257

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $4,013,000 and $3,072,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Mid-Cap Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.23	$23.72	$21.11	$20.76	$22.49
Investment Operations
Net Investment Income	.334[1]	.343[1]	.292[1]	.280	.291
Net Realized and Unrealized Gain (Loss) on Investments	5.621	(2.386)	3.575	1.814	(.552)
Total from Investment Operations	5.955	(2.043)	3.867	2.094	(.261)
Distributions
Dividends from Net Investment Income	(.350)	(.286)	(.270)	(.292)	(.268)
Distributions from Realized Capital Gains	(1.805)	(1.161)	(.987)	(1.452)	(1.201)
Total Distributions	(2.155)	(1.447)	(1.257)	(1.744)	(1.469)
Net Asset Value, End of Period	$24.03	$20.23	$23.72	$21.11	$20.76

Total Return	30.87%	-9.33%	19.08%	11.11%	-1.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,155	$1,621	$1,804	$1,495	$1,363
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.19%	0.19%	0.19%
Ratio of Net Investment Income to Average Net Assets	1.49%	1.49%	1.32%	1.40%	1.35%
Portfolio Turnover Rate	21%	21%	18%	21%	23%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Mid-Cap Index Portfolio

Notes to Financial Statements

The Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2019, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties.

Mid-Cap Index Portfolio

The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities which are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2019, the portfolio had contributed to Vanguard capital in the amount of $94,000, representing less than 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2019, custodian fee offset arrangements reduced the portfolio’s expenses by $19,000 (an annual rate of less than 0.01% of average net assets).

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Mid-Cap Index Portfolio

The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,146,346	—	—
Temporary Cash Investments	11,319	398	—
Futures Contracts—Assets[1]	18	—	—
Total	2,157,683	398	—

1	Represents variation margin on the last day of the reporting period.

E. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	28,442
Undistributed Long-Term Gains	111,241
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	480,396

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,677,667
Gross Unrealized Appreciation	576,482
Gross Unrealized Depreciation	(96,086)
Net Unrealized Appreciation (Depreciation)	480,396

F. During the year ended December 31, 2019, the portfolio purchased $463,048,000 of investment securities and sold $403,744,000 of investment securities, other than temporary cash investments.

The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2019, such purchases and sales were $53,731,000 and $188,215,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	13,473	11,048
Issued in Lieu of Cash Distributions	8,135	4,812
Redeemed	(12,082)	(11,768)
Net Increase (Decrease) in Shares Outstanding	9,526	4,092

Mid-Cap Index Portfolio

At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 40% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Mid-Cap Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Mid-Cap Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Mid-Cap Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for corporate shareholders only for Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $140,295,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 83.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Mid-Cap Index Portfolio

The CRSP US Mid Cap Index (the “Index”) is a product of the Center for Research in Security Prices, LLC (“CRSP”), an affiliate of the University of Chicago (“University”), and has been licensed for use by Vanguard. CRSP® is a trademark of CRSP; and has been licensed by CRSP for use for certain purposes by Vanguard. The Vanguard Mid-Cap Index Portfolio is not sponsored, endorsed, sold or promoted by CRSP or University. Neither CRSP nor University makes any representation or warranty, express or implied, to the owners of the Vanguard Mid-Cap Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Mid-Cap Index Portfolio particularly or the ability of the Index to track general market performance. The Index is determined, composed and calculated without regard to Vanguard or the Vanguard Mid-Cap Index Portfolio. Neither CRSP nor the University has any obligation to take the needs of Vanguard or the owners of Vanguard Mid-Cap Index Portfolio into consideration in determining, composing or calculating the Index. Neither CRSP nor the University is responsible for and has not participated in the determination of the prices and amount of Vanguard Mid-Cap Index Portfolio or the timing of the issuance or sale of Vanguard Mid-Cap Index Portfolio or in the determination or calculation of the equation by which Vanguard Mid-Cap Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. Neither CRSP nor the University has any obligation or liability in connection with the administration, marketing or trading of Vanguard Mid-Cap Index Portfolio. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. Neither CRSP nor the University is an investment advisor. Inclusion of a security within an index is not a recommendation by CRSP or the University to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER CRSP NOR THE UNIVERSITY GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. NEITHER CRSP NOR THE UNIVERSITY SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. NEITHER CRSP NOR THE UNIVERSITY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND CRSP AND THE UNIVERSITY EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE VANGUARD MID-CAP INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL CRSP OR THE UNIVERSITY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CRSP AND VANGUARD, OTHER THAN THE LICENSORS, IF ANY, OF CRSP.

Moderate Allocation Portfolio

Your Portfolio’s Performance at a Glance

•    For the 12 months ended December 31, 2019, the Moderate Allocation Portfolio returned 19.53%, in line with the 20.26% return of its composite index after factoring in the portfolio’s expenses.

•    Stocks and bonds recorded their best results in years. Stocks benefited from accommodative monetary policies implemented by the Federal Reserve and other major central banks. Safer assets such as bonds also attracted investors as the U.S.-China trade conflict fueled global economic growth concerns.

•    The portfolio targets an asset allocation of approximately 60% stocks and 40% bonds through these holdings: Vanguard Variable Insurance Fund (VVIF) Total Bond Market Index Portfolio, VVIF Equity Index Portfolio, Vanguard Total International Bond Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Extended Market Index Fund.

•     The Equity Index Portfolio returned about 31%, the Extended Market Index Fund about 28%, and the Total International Stock Fund more than 21%. The Total Bond Market Index Portfolio returned almost 9%, and the Total International Bond Index Fund returned nearly 8%.

•     Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Moderate Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

•     Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Moderate Allocation Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,063.94	$0.62
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.60	$0.61

The calculations are based on the Moderate Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Moderate Allocation Portfolio’s annualized expense figure for that period is 0.12%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/365).

Moderate Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2019
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/19/2011)	Investment
Moderate Allocation Portfolio	19.53%	6.97%	8.64%	$19,735
Moderate Allocation Composite Index	20.26	7.32	8.93	20,167
Dow Jones U.S. Total Stock Market Float Adjusted Index	30.90	11.18	14.82	31,055

Moderate Allocation Composite Index: Weighted 42% S&P Total Market Index, 32% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.

“Since Inception” performance is calculated from the portfolio’s inception date for both the portfolio and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

Moderate Allocation Portfolio

Underlying Vanguard Funds

As of December 31, 2019

Vanguard Variable Insurance Fund Equity Index Portfolio	30.3%
Vanguard Variable Insurance Fund Total Bond Market Index Fund	27.7
Vanguard Total International Stock Index Fund Admiral Shares	24.2
Vanguard Total International Bond Index Fund Admiral Shares	11.9
Vanguard Extended Market Index Fund Admiral Shares	5.9

Moderate Allocation Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (36.2%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	3,372,237	160,856
Vanguard Extended Market Index Fund Admiral Shares	329,666	31,519
		192,375
International Stock Fund (24.2%)
Vanguard Total International Stock Index Fund Admiral Shares	4,301,692	128,492

U.S. Bond Fund (27.7%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	12,080,725	147,506

International Bond Fund (11.9%)
Vanguard Total International Bond Index Fund Admiral Shares	2,795,866	63,242
Total Investment Companies (Cost $478,749)		531,615
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.816% (Cost $0)	3	—
Total Investments (100.0%) (Cost $478,749)		531,615
Other Assets and Liabilities (0.0%)
Other Assets		799
Liabilities		(734)
		65
Net Assets (100%)
Applicable to 17,652,671 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		531,680
Net Asset Value Per Share		$30.12

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	531,615
Receivables for Investment Securities Sold	650
Receivables for Capital Shares Issued	149
Total Assets	532,414
Liabilities
Payables for Capital Shares Redeemed	370
Other Payables	364
Total Liabilities	734
Net Assets	531,680

At December 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	455,930
Total Distributable Earnings (Loss)	75,750
Net Assets	31,680

•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Moderate Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	11,835
Net Investment Income—Note B	11,835
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	3,264
Affiliated Funds Sold	8,452
Realized Net Gain (Loss)	11,716
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	57,473
Net Increase (Decrease) in Net Assets Resulting from Operations	81,024

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,835	9,377
Realized Net Gain (Loss)	11,716	10,505
Change in Unrealized Appreciation (Depreciation)	57,473	(41,100)
Net Increase (Decrease) in Net Assets Resulting from Operations	81,024	(21,218)
Distributions
Net Investment Income	(9,885)	(7,930)
Realized Capital Gain[1]	(10,650)	(13,085)
Total Distributions	(20,535)	(21,015)
Capital Share Transactions
Issued	96,476	77,289
Issued in Lieu of Cash Distributions	20,535	21,015
Redeemed	(45,572)	(50,345)
Net Increase (Decrease) from Capital Share Transactions	71,439	47,959
Total Increase (Decrease)	131,928	5,726
Net Assets
Beginning of Period	399,752	394,026
End of Period	531,680	399,752

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $223,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Moderate Allocation Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$26.46	$29.35	$26.67	$25.80	$26.63
Investment Operations
Net Investment Income[1]	.720	.634	.657	.581	.499
Capital Gain Distributions Received	.199	.148	.309	.182	.282
Net Realized and Unrealized Gain (Loss) on Investments	4.106	(2.142)	2.863	1.112	(.809)
Total from Investment Operations	5.025	(1.360)	3.829	1.875	(.028)
Distributions
Dividends from Net Investment Income	(.657)	(.577)	(.545)	(.439)	(.417)
Distributions from Realized Capital Gains	(.708)	(.953)	(.604)	(.566)	(.385)
Total Distributions	(1.365)	(1.530)	(1.149)	(1.005)	(.802)
Net Asset Value, End of Period	$30.12	$26.46	$29.35	$26.67	$25.80

Total Return	19.53%	-4.94%	14.80%	7.55%	-0.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$532	$400	$394	$294	$257
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.12%	0.14%	0.16%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.54%	2.25%	2.36%	2.25%	1.89%
Portfolio Turnover Rate	13%	20%	21%	14%	12%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Moderate Allocation Portfolio

Notes to Financial Statements

The Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2019, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Moderate Allocation Portfolio

C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At December 31, 2019, 100% of the market value of the portfolio’s investments) was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	11,887
Undistributed Long-Term Gains	10,997
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	52,866

As of December 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	478,749
Gross Unrealized Appreciation	53,764
Gross Unrealized Depreciation	(898)
Net Unrealized Appreciation (Depreciation)	52,866

E.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	3,403	2,733
Issued in Lieu of Cash Distributions	754	748
Redeemed	(1,613)	(1,799)
Net Increase (Decrease) in Shares Outstanding	2,544	1,682

At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 88% of the portfolio’s net assets.

Moderate Allocation Portfolio

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Dec, 31,		Proceeds	Realized						Dec. 31,
	2018		from	Net		Change in			Capital Gain	2019
	Market	Purchases	Securities	Gain		Unrealized		Distributions		Market
	Value	at Cost	Sold	(Loss	)	App. (Dep.	)	Income	Received	Value
	($000)	($000)	($000)	($000)		($000)		($000)	($000)	($000)
Vanguard Market Liquidity Fund	69	NA1	NA1	—		—		3	—	—
Vanguard Extended Market Index Fund	23,496	3,898	2,229	725		5,629		396	—	31,519
Vanguard Total International Bond Index Fund	48,154	15,797	2,666	299		1,658		2,011	—	63,242
Vanguard Total International Stock Index Fund	97,249	27,224	14,248	1,502		16,765		3,687	—	128,492
Vanguard Variable Insurance Fund— Equity Index Portfolio	121,281	29,669	22,130	5,338		26,698		2,493	3,264	160,856
Vanguard Variable Insurance Fund— Total Bond Market Index Portfolio	109,660	51,060	20,525	588		6,723		3,245	—	147,506
Total	399,909	127,648	61,798	8,452		57,473		11,835	3,264	531,615

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G.  Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Moderate Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Moderate Allocation Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for corporate shareholders only for Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $10,650,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 20.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The portfolio designates to shareholders foreign source income of $5,829,000 and foreign taxes paid of $275,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2020 to determine the calendar-year amounts to be included on their 2019 tax returns.

Moderate Allocation Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Moderate Allocation Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Moderate Allocation Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Moderate Allocation Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Moderate Allocation Portfolio or the owners of the Moderate Allocation Portfolio.

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Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•    Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,010.23	$0.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.45	0.77

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Money Market Portfolio

Sector Diversification

As of December 31, 2019

Certificates of Deposit	8.3%
U.S. Commercial Paper	5.1
U.S. Government Obligations	11.4
U.S. Treasury Bills	24.3
Yankee/Foreign	47.8
Other	3.1

The table reflects the portfolio’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Money Market Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio publishes its holdings on a monthly basis on Vanguard’s website and files them with the Securities and Exchange Commission (SEC) on Form N-MFP. The portfolio’s Form N-MFP filings may be viewed via a link on the “Portfolio Holdings” page at www.vanguard.com or on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (36.0%)
[2]	Fannie Mae Discount Notes	1.603%	1/2/20	482	482
[2]	Fannie Mae Discount Notes	1.603%–1.604%	1/3/20	928	928
[2]	Fannie Mae Discount Notes	1.604%	1/29/20	4,965	4,959
[2]	Fannie Mae Discount Notes	1.624%	2/13/20	6,298	6,286
	Federal Home Loan Bank Discount Notes	1.604%	1/2/20	2,400	2,400
	Federal Home Loan Bank Discount Notes	1.603%–1.604%	1/3/20	3,300	3,300
	Federal Home Loan Bank Discount Notes	1.603%–1.604%	1/8/20	4,735	4,734
	Federal Home Loan Bank Discount Notes	1.604%	1/10/20	11,299	11,294
	Federal Home Loan Bank Discount Notes	1.604%	1/15/20	2,193	2,192
	Federal Home Loan Bank Discount Notes	1.603%–1.654%	1/23/20	5,690	5,684
	Federal Home Loan Bank Discount Notes	1.654%	1/27/20	4,528	4,523
	Federal Home Loan Bank Discount Notes	1.604%–1.623%	1/28/20	8,197	8,187
	Federal Home Loan Bank Discount Notes	1.634%–1.654%	1/29/20	6,885	6,876
	Federal Home Loan Bank Discount Notes	1.604%–1.654%	1/30/20	5,088	5,081
	Federal Home Loan Bank Discount Notes	1.604%–1.654%	1/31/20	13,540	13,521
	Federal Home Loan Bank Discount Notes	1.604%	2/3/20	1,900	1,897
	Federal Home Loan Bank Discount Notes	1.604%	2/4/20	2,000	1,997
	Federal Home Loan Bank Discount Notes	1.604%–1.654%	2/5/20	1,269	1,267
	Federal Home Loan Bank Discount Notes	1.654%	2/6/20	320	319
	Federal Home Loan Bank Discount Notes	1.603%–1.624%	2/7/20	6,300	6,290
	Federal Home Loan Bank Discount Notes	1.654%–1.655%	2/10/20	1,794	1,791
	Federal Home Loan Bank Discount Notes	1.624%	2/11/20	2,100	2,096
	Federal Home Loan Bank Discount Notes	1.583%–1.655%	2/14/20	17,314	17,279
	Federal Home Loan Bank Discount Notes	1.654%	2/19/20	5,378	5,366
[2]	Freddie Mac Discount Notes	1.604%	1/13/20	5,000	4,997
[2]	Freddie Mac Discount Notes	1.654%	2/13/20	650	649
	United States Treasury Bill	2.020%	1/2/20	25,000	24,999
	United States Treasury Bill	2.031%	1/16/20	35,000	34,971
	United States Treasury Bill	1.637%–2.031%	1/23/20	40,000	39,955
	United States Treasury Bill	1.857%	2/20/20	10,000	9,974
	United States Treasury Bill	1.569%	2/25/20	25,000	24,940
	United States Treasury Bill	1.566%	2/27/20	25,000	24,938
	United States Treasury Bill	1.566%	3/5/20	25,000	24,931
	United States Treasury Bill	1.546%	3/19/20	14,980	14,930
	United States Treasury Bill	1.623%	4/30/20	18,345	18,247
	United States Treasury Bill	1.547%–1.557%	5/7/20	35,000	34,810
	United States Treasury Bill	1.562%	5/14/20	45,000	44,740
	United States Treasury Bill	1.572%	7/2/20	7,000	6,945
	United States Treasury Note/Bond	2.375%	4/30/20	15,000	15,038
	United States Treasury Note/Bond	1.625%	6/30/20	3,926	3,926
Total U.S. Government and Agency Obligations (Cost $447,739)					447,739
Commercial Paper (36.1%)
Bank Holding Company (2.4%)
[3]	ABN Amro Funding USA LLC	2.044%	1/8/20	1,000	1,000
[3]	ABN Amro Funding USA LLC	2.113%	1/10/20	500	500
[3]	ABN Amro Funding USA LLC	2.114%	1/16/20	500	499
[3]	ABN Amro Funding USA LLC	2.065%	1/21/20	500	499
[3]	ABN Amro Funding USA LLC	1.968%	2/10/20	1,000	998
[3]	ABN Amro Funding USA LLC	1.973%	2/14/20	1,000	998
[3]	ABN Amro Funding USA LLC	1.882%–1.923%	3/2/20	1,500	1,495
[3]	ABN Amro Funding USA LLC	1.912%	3/3/20	1,000	997
	Cooperatieve Rabobank UA	2.070%	3/18/20	1,500	1,500
[4]	Cooperatieve Rabobank UA, 1M USD LIBOR + 0.230%	1.970%	1/16/20	1,000	1,000
[4]	Cooperatieve Rabobank UA, 1M USD LIBOR + 0.230%	1.967%	3/17/20	1,000	1,000
[4]	Cooperatieve Rabobank UA, 1M USD LIBOR + 0.250%	1.987%	1/17/20	6,000	6,000
[3]	JP Morgan Securities LLC	2.115%	1/21/20	2,000	1,998
[3]	JP Morgan Securities LLC	2.116%	1/28/20	2,000	1,997
[3]	JP Morgan Securities LLC	1.908%	4/23/20	5,000	4,970
[4]	JP Morgan Securities LLC, 1M USD LIBOR + 0.220%	1.928%	3/2/20	2,000	2,000
[4]	JP Morgan Securities LLC, 1M USD LIBOR + 0.220%	1.930%	3/9/20	2,000	2,000
[4]	JP Morgan Securities LLC, 1M USD LIBOR + 0.220%	1.956%	5/12/20	1,000	1,000
					30,451
Finance—Auto (1.3%)
[3]	BMW US Capital LLC	1.701%	1/3/20	10,000	9,999
[4]	Toyota Motor Credit Corp., 1M USD LIBOR + 0.120%	1.865%	1/14/20	1,000	1,000
[4]	Toyota Motor Credit Corp., 1M USD LIBOR + 0.150%	1.887%	2/12/20	1,000	1,000
[4]	Toyota Motor Credit Corp., 1M USD LIBOR + 0.150%	1.887%	2/13/20	1,000	1,000
[4]	Toyota Motor Credit Corp., 1M USD LIBOR + 0.180%	1.965%	2/19/20	1,500	1,500
[4]	Toyota Motor Credit Corp., 1M USD LIBOR + 0.180%	1.965%	2/20/20	1,500	1,500
					15,999
Foreign Banks (25.0%)
[3]	Australia & New Zealand Banking Group Ltd.	1.793%	1/6/20	3,500	3,500
[3]	Australia & New Zealand Banking Group Ltd.	1.882%	3/4/20	3,000	2,990
[3,4]	Australia & New Zealand Banking Group Ltd., 1M USD LIBOR + 0.130%	1.875%	2/18/20	2,000	2,000
[3,4]	Australia & New Zealand Banking Group Ltd., 1M USD LIBOR + 0.130%	1.895%	2/20/20	2,000	2,000
[3,4]	Australia & New Zealand Banking Group Ltd., 1M USD LIBOR + 0.130%	1.895%	2/20/20	1,000	1,000

Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
[3,4]	Australia & New Zealand Banking Group Ltd., 1M USD LIBOR + 0.180%	1.898%	3/11/20	2,000	2,000
[3,4]	Australia & New Zealand Banking Group Ltd., 1M USD LIBOR + 0.180%	1.916%	3/12/20	3,000	3,000
[3,4]	Australia & New Zealand Banking Group Ltd., 1M USD LIBOR + 0.180%	1.884%	6/5/20	3,000	3,000
[3,4]	Australia & New Zealand Banking Group Ltd., 1M USD LIBOR + 0.190%	1.908%	6/11/20	3,000	3,000
[3,4]	Australia & New Zealand Banking Group Ltd., 1M USD LIBOR + 0.210%	1.975%	8/20/20	2,000	2,000
[3,4]	Australia & New Zealand Banking Group Ltd., 1M USD LIBOR + 0.220%	1.930%	4/9/20	5,000	5,000
[3,4]	Australia & New Zealand Banking Group Ltd., 1M USD LIBOR + 0.270%	2.010%	7/13/20	3,000	3,000
[3,4]	Australia & New Zealand Banking Group Ltd., 1M USD LIBOR + 0.270%	2.010%	7/15/20	2,500	2,500
[3]	Bank of Nova Scotia	1.921%	5/21/20	2,000	1,985
[3,4]	Bank of Nova Scotia, 1M USD LIBOR + 0.220%	1.960%	6/15/20	2,000	2,000
[3,4]	Bank of Nova Scotia, 1M USD LIBOR + 0.220%	2.005%	6/22/20	5,000	5,000
[3,4]	Bank of Nova Scotia, 1M USD LIBOR + 0.220%	1.985%	7/20/20	4,000	4,000
[3]	Canadian Imperial Bank of Commerce	1.930%	1/24/20	2,000	2,000
[3,4]	Canadian Imperial Bank of Commerce, 1M USD LIBOR + 0.130%	1.848%	2/11/20	5,000	5,000
[3,4]	Canadian Imperial Bank of Commerce, 1M USD LIBOR + 0.170%	1.874%	3/5/20	3,000	3,000
[3,4]	Canadian Imperial Bank of Commerce, 1M USD LIBOR + 0.210%	1.946%	3/12/20	6,000	6,000
[3,4]	Canadian Imperial Bank of Commerce, 1M USD LIBOR + 0.210%	2.002%	6/25/20	4,000	4,000
[3,4]	Canadian Imperial Bank of Commerce, 1M USD LIBOR + 0.220%	1.965%	6/18/20	1,500	1,500
[3]	Commonwealth Bank of Australia	2.071%	3/20/20	2,000	1,991
[3,4]	Commonwealth Bank of Australia, 1M USD LIBOR + 0.180%	1.898%	3/11/20	2,000	2,000
[3,4]	Commonwealth Bank of Australia, 1M USD LIBOR + 0.180%	1.916%	3/12/20	6,000	6,000
[3,4]	Commonwealth Bank of Australia, 1M USD LIBOR + 0.180%	1.920%	3/13/20	1,000	1,000
[3,4]	Commonwealth Bank of Australia, 1M USD LIBOR + 0.180%	1.920%	3/16/20	1,000	1,000
[3,4]	Commonwealth Bank of Australia, 1M USD LIBOR + 0.180%	1.960%	4/24/20	1,000	1,000
[3,4]	Commonwealth Bank of Australia, 1M USD LIBOR + 0.220%	2.025%	8/28/20	2,000	2,000
[3,4]	Commonwealth Bank of Australia, 1M USD LIBOR + 0.220%	1.917%	9/3/20	1,000	1,000
[3,4]	Commonwealth Bank of Australia, 1M USD LIBOR + 0.230%	1.924%	9/4/20	3,000	3,000
[3,4]	Commonwealth Bank of Australia, 1M USD LIBOR + 0.230%	1.940%	9/8/20	1,000	1,000
[3,4]	Commonwealth Bank of Australia, 1M USD LIBOR + 0.230%	1.940%	9/9/20	500	500
[3,4]	Commonwealth Bank of Australia, 1M USD LIBOR + 0.240%	1.980%	9/14/20	3,000	3,000
[3,4]	Commonwealth Bank of Australia, 1M USD LIBOR + 0.250%	1.986%	11/12/20	1,000	1,000
	Credit Suisse AG (New York Branch)	1.879%	2/3/20	7,000	6,988
	Credit Suisse AG (New York Branch)	1.889%	2/7/20	3,000	2,994
[3]	DBS Bank Ltd.	2.044%	1/6/20	1,000	1,000
[3]	DBS Bank Ltd.	2.065%–2.069%	1/16/20	2,000	1,998
[3]	DBS Bank Ltd.	2.064%–2.065%	1/17/20	2,000	1,998
[3]	DBS Bank Ltd.	2.084%	1/23/20	1,000	999
[3]	DBS Bank Ltd.	2.085%	1/24/20	3,000	2,996
[3]	DBS Bank Ltd.	1.839%	2/12/20	1,000	998
[3]	DBS Bank Ltd.	1.839%–2.037%	2/13/20	2,000	1,995
[3]	DBS Bank Ltd.	2.038%	2/14/20	2,000	1,995
[3]	DBS Bank Ltd.	2.038%	2/18/20	1,000	997
[3]	DBS Bank Ltd.	1.911%–2.038%	2/20/20	1,500	1,496
[3]	DBS Bank Ltd.	2.010%–2.016%	3/13/20	4,000	3,984
[3]	DBS Bank Ltd.	2.031%	3/16/20	1,000	996
[3]	DBS Bank Ltd.	2.082%	3/18/20	3,000	2,987
[3]	DBS Bank Ltd.	1.867%	4/24/20	1,000	994
[3]	DBS Bank Ltd.	1.878%	5/1/20	1,000	994
[3]	DBS Bank Ltd.	1.858%	5/4/20	1,000	994
[3]	DBS Bank Ltd.	1.878%	5/5/20	1,000	994
[3]	DBS Bank Ltd.	1.867%	5/8/20	1,000	993
[3]	DBS Bank Ltd.	1.857%	5/20/20	1,000	993
[3]	DNB Bank ASA	2.115%	1/27/20	479	478
[3]	DNB Bank ASA	2.010%	3/19/20	4,000	3,983
[3]	ING US Funding LLC	1.867%	1/3/20	1,000	1,000
	ING US Funding LLC	1.852%	3/3/20	2,000	1,994
	ING US Funding LLC	1.852%	3/4/20	4,000	3,987
[3]	KFW	1.911%	4/3/20	7,700	7,662
[3,4]	National Australia Bank Ltd., 1M USD LIBOR + 0.120%	1.905%	2/21/20	2,000	2,000
[3,4]	National Australia Bank Ltd., 1M USD LIBOR + 0.130%	1.824%	2/4/20	3,000	3,000
[3,4]	National Australia Bank Ltd., 1M USD LIBOR + 0.130%	1.870%	2/13/20	1,000	1,000
[3,4]	National Australia Bank Ltd., 1M USD LIBOR + 0.150%	1.868%	2/11/20	1,000	1,000
[3,4]	National Australia Bank Ltd., 1M USD LIBOR + 0.150%	1.914%	4/16/20	3,000	3,000
[3,4]	National Australia Bank Ltd., 1M USD LIBOR + 0.170%	1.883%	2/6/20	4,300	4,300
[3,4]	National Australia Bank Ltd., 1M USD LIBOR + 0.180%	1.920%	3/13/20	7,000	7,000
[3,4]	National Australia Bank Ltd., 1M USD LIBOR + 0.200%	1.909%	5/1/20	7,000	7,000
[3,4]	National Australia Bank Ltd., 1M USD LIBOR + 0.240%	1.976%	8/12/20	3,000	3,000
[3,4]	National Australia Bank Ltd., 1M USD LIBOR + 0.260%	2.024%	6/19/20	2,000	2,000
[3,4]	National Australia Bank Ltd., 1M USD LIBOR + 0.270%	1.978%	7/2/20	4,000	4,000
[3]	Nederlandse Waterschapsbank NV	2.085%	1/27/20	2,000	1,997
[3]	Nederlandse Waterschapsbank NV	2.080%	1/29/20	1,000	998
[3]	Nederlandse Waterschapsbank NV	1.905%	2/3/20	5,000	4,991
[3]	Nederlandse Waterschapsbank NV	1.901%	2/12/20	250	249
[3]	Nederlandse Waterschapsbank NV	1.901%	2/13/20	500	499
[3]	Nederlandse Waterschapsbank NV	1.902%	2/24/20	1,000	997
[3]	Nederlandse Waterschapsbank NV	1.831%	3/11/20	3,000	2,989
[3]	Nederlandse Waterschapsbank NV	1.861%	3/27/20	3,710	3,694
[3]	Nordea Bank ABP	2.054%	1/22/20	7,000	6,992
[3]	Nordea Bank ABP	1.971%	1/27/20	830	829
[3]	Nordea Bank ABP	1.910%	3/9/20	980	977
[3]	Nordea Bank ABP	1.852%	5/1/20	5,000	4,969
[3]	NRW Bank	2.028%	3/2/20	2,600	2,591
[3]	NRW Bank	1.836%	3/16/20	1,000	996
[3]	NRW Bank	1.836%	3/17/20	1,000	996
[3]	NRW Bank	1.836%	3/18/20	2,000	1,992
[3]	NRW Bank	1.836%	3/19/20	2,000	1,992
[3]	NRW Bank	1.836%	3/20/20	3,000	2,988
[3]	NRW Bank	1.836%	3/23/20	2,000	1,992
[3]	NRW Bank	1.837%	3/24/20	2,000	1,992
[3,4]	Royal Bank of Canada, 1M USD LIBOR + 0.180%	1.920%	4/14/20	6,000	6,000
[3,4]	Royal Bank of Canada, 1M USD LIBOR + 0.180%	1.917%	6/17/20	5,000	5,000
[3,4]	Royal Bank of Canada, 1M USD LIBOR + 0.190%	1.930%	3/16/20	3,000	3,000
[3,4]	Royal Bank of Canada, 1M USD LIBOR + 0.210%	1.923%	5/6/20	4,000	4,000
[3,4]	Royal Bank of Canada, 1M USD LIBOR + 0.240%	2.039%	7/31/20	5,000	5,000

Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
[3,4]	Royal Bank of Canada, 1M USD LIBOR + 0.240%	2.032%	8/26/20	2,000	2,000
[3,4]	Royal Bank of Canada, 1M USD LIBOR + 0.250%	1.995%	11/18/20	2,000	2,000
[3,4]	Royal Bank of Canada, 1M USD LIBOR + 0.250%	2.014%	11/19/20	2,000	2,000
[3,4]	Royal Bank of Canada, 1M USD LIBOR + 0.310%	2.018%	10/1/20	4,000	4,000
[3]	Skandinaviska Enskilda Banken AB	1.931%	3/23/20	5,000	4,978
[3]	Skandinaviska Enskilda Banken AB	1.929%	4/21/20	5,000	4,971
[3]	Svenska Handelsbanken AB	1.851%	3/5/20	2,000	1,993
[3]	Svenska Handelsbanken AB	1.844%	4/8/20	3,000	2,985
[3]	Svenska Handelsbanken AB	1.867%	4/29/20	2,000	1,988
[3,4]	Toronto-Dominion Bank, 1M USD LIBOR + 0.250%	1.986%	12/11/20	2,500	2,500
[3,4]	Toronto-Dominion Bank, 1M USD LIBOR + 0.250%	1.991%	12/11/20	1,000	1,000
[3,4]	Toronto-Dominion Bank, 1M USD LIBOR + 0.320%	2.030%	10/9/20	11,000	11,000
[3,4]	Toronto-Dominion Bank, 1M USD LIBOR + 0.330%	2.039%	10/2/20	4,000	4,000
[3,4]	Westpac Banking Corp., 1M USD LIBOR + 0.160%	1.864%	6/5/20	1,000	1,000
[3,4]	Westpac Banking Corp., 1M USD LIBOR + 0.230%	1.924%	9/4/20	2,000	2,000
[3,4]	Westpac Banking Corp., 1M USD LIBOR + 0.230%	1.924%	9/4/20	3,000	3,000
					310,888
Foreign Governments (5.7%)
[5]	CDP Financial Inc.	1.781%	1/2/20	1,000	1,000
[5]	CDP Financial Inc.	1.701%	1/3/20	4,000	4,000
[5]	CDP Financial Inc.	2.204%–2.215%	1/24/20	1,000	999
[5]	CDP Financial Inc.	1.884%	3/25/20	1,000	996
[3,5]	CDP Financial Inc.	1.928%–1.969%	4/1/20	1,500	1,493
[5]	CDP Financial Inc.	1.929%	4/6/20	1,000	995
[5]	CDP Financial Inc.	1.938%	4/8/20	1,000	995
[5]	CDP Financial Inc.	1.878%	4/27/20	500	497
[3]	CDP Financial Inc.	1.878%	4/28/20	500	497
[5]	CDP Financial Inc.	1.837%	5/4/20	500	497
[5]	CDP Financial Inc.	1.846%	5/13/20	4,000	3,973
[5]	CPPIB Capital Inc.	2.094%	1/10/20	1,500	1,499
	Export Development Canada	1.907%	4/9/20	500	497
	Export Development Canada	1.924%	4/17/20	3,500	3,480
	Export Development Canada	1.898%	4/22/20	500	497
	Export Development Canada	1.816%	5/18/20	2,000	1,986
	Export Development Canada	1.865%	5/20/20	5,000	4,964
[3]	Kingdom of Netherlands	1.751%	1/3/20	4,000	4,000
[5]	Ontario Teachers’ Finance Trust	1.838%	2/11/20	500	499
[3,5]	Ontario Teachers’ Finance Trust	1.911%	2/14/20	3,000	2,993
[5]	Ontario Teachers’ Finance Trust	1.875%	4/3/20	300	298
[5]	Ontario Teachers’ Finance Trust	1.878%	5/5/20	250	248
[5]	Ontario Teachers’ Finance Trust	1.860%	6/1/20	250	248
[4,5]	Ontario Teachers’ Finance Trust, 1M USD LIBOR + 0.120%	1.833%	3/6/20	1,000	1,000
[4,5]	Ontario Teachers’ Finance Trust, 1M USD LIBOR + 0.200%	1.962%	8/24/20	1,000	1,000
[3,4,5]	Ontario Teachers’ Finance Trust, 1M USD LIBOR + 0.270%	2.007%	8/17/20	1,000	1,000
[3]	Province Of Alberta	2.017%–2.019%	2/20/20	2,000	1,994
[3]	Province Of Alberta	1.948%	3/31/20	1,500	1,493
[3]	Province Of Alberta	1.867%	6/11/20	1,000	992
[3]	Province Of Alberta	1.868%	6/17/20	1,000	991
	Province of British Columbia	1.949%	1/6/20	1,185	1,185
	Province of British Columbia	1.949%	3/19/20	3,900	3,884
	Province of British Columbia	1.830%	3/25/20	500	498
	Province of British Columbia	1.830%	3/26/20	500	498
	Province of British Columbia	1.830%	3/27/20	500	498
	Province of British Columbia	1.831%	4/8/20	500	497
	Province of Ontario	1.741%–1.907%	1/6/20	1,217	1,217
[3]	Province of Quebec	2.017%	2/13/20	2,000	1,995
[3]	Province of Quebec	2.017%	2/14/20	2,000	1,995
[5]	PSP Capital Inc.	2.205%	1/27/20	1,000	998
[5]	PSP Capital Inc.	2.205%	1/28/20	500	499
[5]	PSP Capital Inc.	2.006%	2/10/20	4,175	4,166
[5]	PSP Capital Inc.	2.010%	3/11/20	1,000	996
[5]	PSP Capital Inc.	2.071%	3/12/20	1,000	996
[5]	PSP Capital Inc.	2.020%	3/13/20	1,000	996
[5]	PSP Capital Inc.	2.061%	3/17/20	500	498
[5]	PSP Capital Inc.	2.051%	3/19/20	1,000	996
[5]	PSP Capital Inc.	1.898%	4/23/20	2,000	1,988
[5]	PSP Capital Inc.	1.867%	4/27/20	500	497
					70,518
Foreign Industrial (1.4%)
[3]	Nestle Capital Corp.	2.052%	3/24/20	1,000	995
[3]	Total Capital Canada Ltd.	1.970%	1/7/20	1,000	1,000
[3]	Total Capital Canada Ltd.	1.970%	1/8/20	4,500	4,498
[3]	Total Capital Canada Ltd.	1.949%	4/8/20	2,000	1,989
[3]	Total Capital Canada Ltd.	1.949%	4/14/20	3,000	2,983
[4]	Toyota Credit Canada Inc., 1M USD LIBOR + 0.230%	1.924%	6/4/20	500	500
[4]	Toyota Credit Canada Inc., 1M USD LIBOR + 0.250%	1.960%	7/9/20	1,000	1,000
[3]	Unilever Capital Corp.	1.928%	1/6/20	500	500
[3]	Unilever Capital Corp.	1.929%	1/9/20	500	500
[3]	Unilever Capital Corp.	1.939%	1/13/20	3,500	3,498
					17,463
Industrial (0.3%)
[3]	LVMH Moet Hennessy Louis Vuitton Inc.	1.979%	1/2/20	1,325	1,325
[3]	LVMH Moet Hennessy Louis Vuitton Inc.	1.970%	1/7/20	1,000	1,000
[3]	LVMH Moet Hennessy Louis Vuitton Inc.	1.929%	1/15/20	500	499
[3]	Pfizer Inc.	1.919%	1/17/20	1,000	999
					3,823
Total Commercial Paper (Cost $449,142)					449,142
Certificates of Deposit (25.7%)
Domestic Banks (4.1%)
	Citibank NA	2.220%	1/6/20	2,000	2,000
	Citibank NA	1.830%	5/4/20	5,000	5,000
	Citibank NA	1.840%	6/5/20	1,500	1,500
	State Street Bank & Trust Co.	1.900%	4/15/20	9,000	9,000
[4]	State Street Bank & Trust Co., 1M USD LIBOR + 0.220%	1.935%	8/10/20	3,000	3,000
	Wells Fargo Bank NA	2.000%	2/12/20	6,000	6,000
[4]	Wells Fargo Bank NA, 1M USD LIBOR + 0.160%	1.901%	2/13/20	5,000	5,000
[4]	Wells Fargo Bank NA, 1M USD LIBOR + 0.160%	1.900%	2/14/20	5,000	5,000
[4]	Wells Fargo Bank NA, 1M USD LIBOR + 0.190%	1.954%	3/19/20	7,000	7,000
[4]	Wells Fargo Bank NA, 1M USD LIBOR + 0.210%	1.951%	4/14/20	3,000	3,000
[4]	Wells Fargo Bank NA, 1M USD LIBOR + 0.230%	1.938%	5/1/20	2,000	2,000
[4]	Wells Fargo Bank NA, 1M USD LIBOR + 0.240%	1.985%	5/18/20	2,000	2,000
					50,500
Eurodollar Certificates of Deposit (2.3%)
	ABN AMRO Bank NV	2.120%	1/7/20	1,000	1,000
	ABN AMRO Bank NV	2.110%	1/13/20	6,000	6,000
	ABN AMRO Bank NV	2.120%	2/3/20	7,000	7,000
[4]	ING BANK NV, 1M USD LIBOR + 0.002%	1.910%	2/7/20	15,000	15,000
					29,000
Yankee Certificates of Deposit (19.3%)
[4]	Australia & New Zealand Banking Group, Ltd. (New York Branch), 1M USD LIBOR + 0.180%	1.888%	6/1/20	1,000	1,000

Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
[4]	Bank of Montreal (Chicago Branch), 1M USD LIBOR + 0.110%	2.002%	1/27/20	5,000	5,000
[4]	Bank of Montreal (Chicago Branch), 1M USD LIBOR + 0.150%	1.930%	1/24/20	6,000	6,000
[4]	Bank of Montreal (Chicago Branch), 1M USD LIBOR + 0.170%	1.879%	3/2/20	2,000	2,000
[4]	Bank of Montreal (Chicago Branch), 1M USD LIBOR + 0.190%	1.887%	4/3/20	9,000	9,000
[4]	Bank of Montreal (Chicago Branch), 1M USD LIBOR + 0.210%	2.002%	6/25/20	4,000	4,000
[4]	Bank of Montreal (Chicago Branch), 1M USD LIBOR + 0.240%	1.949%	5/1/20	5,000	5,000
[4]	Bank of Nova Scotia (Houston Branch), 1M USD LIBOR + 0.170%	1.910%	3/16/20	2,000	2,000
[4]	Bank of Nova Scotia (Houston Branch), 1M USD LIBOR + 0.220%	1.930%	6/8/20	6,000	6,000
[4]	Bank of Nova Scotia (Houston Branch), 1M USD LIBOR + 0.220%	1.914%	7/6/20	3,000	3,000
[4]	Bank of Nova Scotia (Houston Branch), 1M USD LIBOR + 0.230%	1.995%	4/20/20	4,000	4,000
	Bayerische Landesbank (New York Branch)	1.600%	1/3/20	5,000	5,000
	Canadian Imperial Bank of Commerce (New York Branch)	1.824%	2/5/20	3,000	3,000
	Canadian Imperial Bank of Commerce (New York Branch)	1.870%	5/7/20	6,000	6,000
[4]	Commonwealth Bank of Australia (New York Branch), 1M USD LIBOR + 0.170%	1.955%	4/23/20	1,500	1,500
[4]	Commonwealth Bank of Australia (New York Branch), 1M USD LIBOR + 0.170%	1.906%	6/9/20	3,000	3,000
[4]	Commonwealth Bank of Australia (New York Branch), 1M USD LIBOR + 0.180%	1.884%	6/5/20	1,000	1,000
[4]	Commonwealth Bank of Australia (New York Branch), 1M USD LIBOR + 0.200%	1.945%	3/18/20	1,000	1,000
	Cooperatieve Rabobank UA (New York Branch)	2.050%	3/17/20	500	500
[4]	Cooperatieve Rabobank UA (New York Branch), 1M USD LIBOR + 0.130%	1.848%	2/11/20	2,000	2,000
[4]	Cooperatieve Rabobank UA (New York Branch), 1M USD LIBOR + 0.160%	1.952%	2/27/20	1,000	1,000
[4]	Cooperatieve Rabobank UA (New York Branch), 1M USD LIBOR + 0.170%	1.883%	3/6/20	2,000	2,000
[4]	Cooperatieve Rabobank UA (New York Branch), 1M USD LIBOR + 0.170%	1.880%	3/9/20	2,000	2,000
[4]	Cooperatieve Rabobank UA (New York Branch), 1M USD LIBOR + 0.170%	1.952%	3/27/20	2,000	2,000
[4]	Cooperatieve Rabobank UA (New York Branch), 1M USD LIBOR + 0.170%	1.879%	4/1/20	2,000	2,000
[4]	Cooperatieve Rabobank UA (New York Branch), 1M USD LIBOR + 0.200%	1.918%	5/11/20	1,000	1,000
[4]	Cooperatieve Rabobank UA (New York Branch), 1M USD LIBOR + 0.200%	1.999%	6/30/20	1,000	1,000
[4]	Cooperatieve Rabobank UA (New York Branch), 1M USD LIBOR + 0.250%	1.944%	5/4/20	3,000	3,000
	Credit Suisse AG (New York Branch)	2.000%	3/24/20	4,000	4,000
	Credit Suisse AG (New York Branch)	2.000%	3/27/20	6,000	6,000
	Credit Suisse AG (New York Branch)	1.970%	4/3/20	4,000	4,000
[4]	DNB Bank ASA (New York Branch), 1M USD LIBOR + 0.160%	1.864%	2/5/20	6,000	6,000
[4]	DNB Bank ASA (New York Branch), 1M USD LIBOR + 0.180%	1.985%	2/28/20	6,000	6,000
	MUFG Bank Ltd. (New York Branch)	2.080%	1/10/20	3,000	3,000
	MUFG Bank Ltd. (New York Branch)	2.080%	1/14/20	3,000	3,000
	MUFG Bank Ltd. (New York Branch)	2.070%	1/15/20	2,000	2,000
	MUFG Bank Ltd. (New York Branch)	2.080%	1/17/20	1,000	1,000
	MUFG Bank Ltd. (New York Branch)	2.110%	1/17/20	4,000	4,000
	MUFG Bank Ltd. (New York Branch)	1.960%	2/10/20	2,000	2,000
	MUFG Bank Ltd. (New York Branch)	1.980%	2/10/20	2,000	2,000
	MUFG Bank Ltd. (New York Branch)	1.980%	2/11/20	2,000	2,000
	MUFG Bank Ltd. (New York Branch)	1.900%	3/6/20	6,000	6,000
	Nordea Bank ABP (New York Branch)	2.060%	3/18/20	4,000	4,000
[4]	Royal Bank of Canada (New York Branch), 1M USD LIBOR + 0.250%	1.947%	9/3/20	4,000	4,000
[4]	Skandinaviska Enskilda Banken AB (New York Branch), 1M USD LIBOR + 0.230%	2.035%	5/29/20	6,000	6,000
[4]	Skandinaviska Enskilda Banken AB (New York Branch), 1M USD LIBOR + 0.230%	1.938%	6/1/20	6,000	6,000
	Sumitomo Mitsui Banking Corp. (New York Branch)	1.883%	1/6/20	1,000	1,000
	Sumitomo Mitsui Banking Corp. (New York Branch)	1.880%	1/7/20	3,000	3,000
[4]	Sumitomo Mitsui Banking Corp. (New York Branch), 1M USD LIBOR + 0.180%	1.920%	1/15/20	3,000	3,000
[4]	Sumitomo Mitsui Banking Corp. (New York Branch), 1M USD LIBOR + 0.200%	1.909%	4/3/20	6,000	6,000
[4]	Sumitomo Mitsui Banking Corp. (New York Branch), 1M USD LIBOR + 0.200%	1.985%	4/24/20	3,000	3,000
[4]	Sumitomo Mitsui Banking Corp. (New York Branch), 1M USD LIBOR + 0.200%	1.981%	5/4/20	4,000	4,000
[4]	Sumitomo Mitsui Banking Corp. (New York Branch), 1M USD LIBOR + 0.220%	1.960%	4/14/20	5,000	5,000
[4]	Sumitomo Mitsui Banking Corp. (New York Branch), 1M USD LIBOR + 0.230%	1.948%	2/11/20	3,000	3,000
[4]	Svenska HandelsBanken AB (New York Branch), 1M USD LIBOR + 0.140%	1.925%	1/23/20	1,000	1,000
[4]	Svenska HandelsBanken AB (New York Branch), 1M USD LIBOR + 0.160%	1.900%	6/15/20	1,500	1,500
[4]	Svenska HandelsBanken AB (New York Branch), 1M USD LIBOR + 0.160%	1.924%	6/19/20	5,000	5,000
[4]	Svenska HandelsBanken AB (New York Branch), 1M USD LIBOR + 0.180%	1.920%	7/15/20	5,000	5,000
[4]	Svenska HandelsBanken AB (New York Branch), 1M USD LIBOR + 0.190%	1.894%	5/5/20	7,000	7,000
[4]	Svenska HandelsBanken AB (New York Branch), 1M USD LIBOR + 0.200%	1.964%	5/19/20	1,000	1,000
[4]	Svenska HandelsBanken AB (New York Branch), 1M USD LIBOR + 0.240%	2.020%	11/24/20	3,000	3,000
[4]	Svenska HandelsBanken AB (New York Branch), 1M USD LIBOR + 0.240%	1.937%	12/2/20	4,000	4,000

Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
4	Toronto-Dominion Bank (New York Branch), 1M USD LIBOR + 0.200%	1.910%	7/7/20	5,000	5,000
4	Toronto-Dominion Bank (New York Branch), 1M USD LIBOR + 0.210%	1.919%	5/4/20	2,000	2,000
4	Toronto-Dominion Bank (New York Branch), 1M USD LIBOR + 0.220%	1.960%	5/14/20	4,000	4,000
4	Toronto-Dominion Bank (New York Branch), 1M USD LIBOR + 0.250%	2.049%	7/31/20	7,000	7,000
4	Westpac Banking Corp. (New York Branch), 1M USD LIBOR + 0.040%	1.942%	2/3/20	1,100	1,100
4	Westpac Banking Corp. (New York Branch), 1M USD LIBOR + 0.160%	1.869%	7/2/20	5,000	5,000
4	Westpac Banking Corp. (New York Branch), 1M USD LIBOR + 0.230%	1.948%	9/11/20	1,000	1,000
4	Westpac Banking Corp. (New York Branch), 1M USD LIBOR + 0.230%	1.970%	9/16/20	5,000	5,000
					240,600
Total Certificates of Deposit (Cost $320,100)					320,100
Other Notes (1.1%)
4	Bank of America NA, 1M USD LIBOR + 0.110%	1.825%	1/10/20	2,000	2,000
4	Bank of America NA, 1M USD LIBOR + 0.150%	1.935%	2/21/20	1,000	1,000
4	Bank of America NA, 1M USD LIBOR + 0.150%	1.930%	2/24/20	1,000	1,000
4	Bank of America NA, 1M USD LIBOR + 0.200%	1.909%	4/1/20	2,000	2,000
4	Bank of America NA, 1M USD LIBOR + 0.220%	2.012%	4/27/20	2,000	2,000
4	Bank of America NA, 1M USD LIBOR + 0.220%	1.928%	5/1/20	3,000	3,000
4	Bank of America NA, 1M USD LIBOR + 0.240%	1.958%	5/11/20	2,500	2,500
Total Other Notes (Cost $13,500)					13,500
Taxable Municipal Bonds (2.0%)
5,6	South Central Texas Industrial Development Corp	1.600%	1/7/20	7,400	7,400
6	Traer Creek Metropolitan District	1.880%	1/7/20	11,614	11,614
	University of Texas System Revenue Financing System Revenue VRDO	1.600%	1/7/20	5,000	5,000
Total Taxable Municipal Bonds (Cost $24,014)					24,014
Total Investments (100.9%) (Cost $1,254,495)					1,254,495

Amount
($000)
Other Assets and Liabilities (-0.9%)
Other Assets
Investment in Vanguard	56
Receivables for Accrued Income	932
Receivables for Capital Shares Issued	938
Other Assets	55
Total Other Assets	1,981
Liabilities
Payables for Investment Securities Purchased	(10,945)
Payables for Capital Shares Redeemed	(1,988)
Payables to Vanguard	(97)
Total Liabilities	(13,030)
Net Assets (100%)
Applicable to 1,243,062,558 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,243,446
Net Asset Value per Share	$1.00

At December 31, 2019, net assets consisted of:
Amount
($000)
Paid-in-Capital	1,243,462
Total Distributable Earnings (Loss)	(16)
Net Assets	1,243,446

•	See Note A in Notes to Financial Statements.
1	Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2019, the aggregate value of these securities was $360,104,000, representing 29.0% of net assets.
4	Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the aggregate value of these securities was $44,260,000, representing 3.6% of net assets.
6	Scheduled principal and interest payments are guaranteed by bank letter of credit.
LIBOR—London Interbank Offered Rate.
VRDO—Variable Rate Demand Obligation.

See accompanying Notes, which are an integral part of the Financial Statements.

Money Market Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Interest	29,158
Total Income	29,158
Expenses
The Vanguard Group—Note B
Investment Advisory Services	42
Management and Administrative	1,572
Marketing and Distribution	147
Custodian Fees	14
Auditing Fees	32
Shareholders’ Reports	33
Trustees’ Fees and Expenses	1
Total Expenses	1,841
Net Investment Income	27,317
Realized Net Gain (Loss) on Investment Securities Sold	3
Net Increase (Decrease) in Net Assets Resulting from Operations	27,320

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,317	20,856
Realized Net Gain (Loss)	3	(15)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,320	20,841
Distributions
Net Investment Income	(27,441)	(20,856)
Realized Capital Gain	—	—
Total Distributions	(27,441)	(20,856)
Capital Share Transactions (at $1.00 per share)
Issued	374,573	526,395
Issued in Lieu of Cash Distributions	27,441	20,856
Redeemed	(376,165)	(290,715)
Net Increase (Decrease) from Capital Share Transactions	25,849	256,536
Total Increase (Decrease)	25,728	256,521
Net Assets
Beginning of Period	1,217,718	961,197
End of Period	1,243,446	1,217,718

See accompanying Notes, which are an integral part of the Financial Statements.

Money Market Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.022 [1]	.020 [1]	.010 [1]	.005	.001
Net Realized and Unrealized Gain (Loss) on Investments	—	—	—	—	—
Total from Investment Operations	.022	.020	.010	.005	.001
Distributions
Dividends from Net Investment Income	(.022)	(.020)	(.010)	(.005)	(.001)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.022)	(.020)	(.010)	(.005)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	2.26%	1.97%	1.01%	0.48%	0.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,243	$1,218	$961	$965	$1,217
Ratio of Expenses to Average Net Assets[2]	0.15%	0.15%	0.16%	0.16%	0.06%
Ratio of Net Investment Income to Average Net Assets	2.23%	1.97%	1.00%	0.46%	0.15%

1	Calculated based on average shares outstanding.
2	Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield in order to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The portfolio is not obligated to repay this amount to Vanguard. The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2016 and 0.16% for 2015. For the years ended December 31, 2019, 2018, and 2017, there were no expense reductions.

See accompanying Notes, which are an integral part of the Financial Statements.

Money Market Portfolio

Notes to Financial Statements

The Money Market Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees, and are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2019, the portfolio had contributed to Vanguard capital in the amount of $56,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Money Market Portfolio

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At December 31, 2019, 100% of the market value of the portfolio’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	6
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(22)
Net Unrealized Gains (Losses)	—

*	The fund used capital loss carryforwards of $3,000 to offset taxable capital gains realized during the year ended December 31, 2019.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,254,495
Gross Unrealized Appreciation	—
Gross Unrealized Depreciation	—
Net Unrealized Appreciation (Depreciation)	—

E.  At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 88% of the portfolio’s net assets. If this shareholder was to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.

F.  Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Money Market Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Money Market Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Real Estate Index Portfolio

Your Portfolio’s Performance at a Glance

•   For the 12 months ended December 31, 2019, the Real Estate Index Portfolio returned 28.81%, in line with its target benchmark index after factoring in the portfolio’s expenses, and about 2 percentage points behind the broad U.S. stock market.

•   The Federal Reserve reduced its target for short-term interest rates three times during the year. Real estate investment trusts (REITs), which are particularly sensitive to rate changes, attracted investors searching for more solid sources of income in the low-rate environment.

•   All subsectors of the REIT market finished in positive territory. Specialized REITs, which account for about a third of the portfolio, added the most to results. Residential, industrial, office, health care, and diversified REITs also made notable contributions.

•   Please note that the portfolio returns in Vanguard Variable Insurance Fund (VVIF) are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Market Barometer
	Average Annual Total Returns
	Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Real Estate Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Real Estate Index Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,080.19	$1.36
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.89	1.33

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Real Estate Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2009–December 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Real Estate Index Portfolio	28.81%	7.19%	11.90%	$30,772
Real Estate Spliced Index	29.03	7.42	12.13	31,431
Dow Jones U.S. Total Stock Market Float Adjusted Index	30.90	11.18	13.43	35,251

Real Estate Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; the MSCI US REIT Index through January 18, 2018; and the MSCI US Investable Market Real Estate 25/50 Index thereafter.

See Financial Highlights for dividend and capital gains information.

Real Estate Index Portfolio

Subindustry Diversification

As of December 31, 2019

Diversified REITs	4.8%
Health Care REITs	9.6
Hotel & Resort REITs	4.2
Industrial REITs	8.3
Office REITs	9.5
Residential REITs	14.6
Retail REITs	12.0
Specialized REITs	33.2
Real Estate Management and Development	3.8

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Real Estate Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Equity Real Estate Investment Trusts (REITs) (96.1%)[1]
Diversified REITs (4.8%)
WP Carey Inc.	166,211	13,304
VEREIT Inc.	1,025,658	9,477
Liberty Property Trust	152,367	9,150
STORE Capital Corp.	213,175	7,939
PS Business Parks Inc.	20,081	3,311
Washington REIT	77,594	2,264
American Assets Trust Inc.	49,172	2,257
Colony Capital Inc.	447,869	2,127
Empire State Realty Trust Inc.	146,452	2,044
Essential Properties Realty Trust Inc.	73,947	1,835
Global Net Lease Inc.	81,806	1,659
Alexander & Baldwin Inc.	66,358	1,391
Armada Hoffler Properties Inc.	51,086	937
iStar Inc.	60,180	873
Gladstone Commercial Corp.	30,059	657
One Liberty Properties Inc.	14,567	396
*,§ Winthrop Realty Trust	32,397	28
		59,649
Health Care REITs (9.6%)
Welltower Inc.	394,404	32,254
Ventas Inc.	362,744	20,945
Healthpeak Properties Inc.	477,627	16,464
Medical Properties Trust Inc.	496,604	10,483
Omega Healthcare Investors Inc.	212,664	9,006
Healthcare Trust of America Inc. Class A	199,577	6,043
Healthcare Realty Trust Inc.	125,955	4,203
Sabra Health Care REIT Inc.	184,999	3,948
National Health Investors Inc.	42,068	3,428
Physicians Realty Trust	180,872	3,426
Senior Housing Properties Trust	230,360	1,944
CareTrust REIT Inc.	92,577	1,910
LTC Properties Inc.	38,504	1,724
Universal Health Realty Income Trust	12,708	1,492
Community Healthcare Trust Inc.	17,872	766
New Senior Investment Group Inc.	80,535	616
Global Medical REIT Inc.	39,551	523
		119,175
Hotel & Resort REITs (4.2%)
Host Hotels & Resorts Inc.	711,309	13,195
Park Hotels & Resorts Inc.	232,831	6,023
Ryman Hospitality Properties Inc.	47,634	4,128
Service Properties Trust	161,190	3,922
MGM Growth Properties LLC Class A	111,091	3,440
Pebblebrook Hotel Trust	127,993	3,431
Apple Hospitality REIT Inc.	208,759	3,392
Sunstone Hotel Investors Inc.	220,264	3,066
RLJ Lodging Trust	169,838	3,010
Xenia Hotels & Resorts Inc.	109,152	2,359
DiamondRock Hospitality Co.	193,998	2,150
Summit Hotel Properties Inc.	101,743	1,256
Chatham Lodging Trust	45,726	839
Hersha Hospitality Trust Class A	36,250	527
CorePoint Lodging Inc.	39,021	417
Ashford Hospitality Trust Inc.	94,335	263
Braemar Hotels & Resorts Inc.	26,792	239
		51,657
Industrial REITs (8.3%)
Prologis Inc.	614,038	54,735
Duke Realty Corp.	351,565	12,189
Americold Realty Trust	177,061	6,208
First Industrial Realty Trust Inc.	123,146	5,112
Rexford Industrial Realty Inc.	106,834	4,879
EastGroup Properties Inc.	36,578	4,853
STAG Industrial Inc.	124,114	3,918
Terreno Realty Corp.	63,956	3,463
Lexington Realty Trust Class B	204,649	2,173
Hannon Armstrong Sustainable Infrastructure Capital Inc.	63,654	2,048
Industrial Logistics Properties Trust	63,059	1,414
Monmouth Real Estate Investment Corp.	87,871	1,272
^ Innovative Industrial Properties Inc.	10,978	833
		103,097
Office REITs (9.5%)
Boston Properties Inc.	150,386	20,732
Alexandria Real Estate Equities Inc.	110,278	17,819
Vornado Realty Trust	166,885	11,098
Kilroy Realty Corp.	98,120	8,232
SL Green Realty Corp.	80,179	7,367
Douglas Emmett Inc.	161,907	7,108
Cousins Properties Inc.	141,460	5,828
Hudson Pacific Properties Inc.	150,291	5,658
JBG SMITH Properties	124,333	4,960
Highwoods Properties Inc.	101,141	4,947
Equity Commonwealth	118,772	3,899
Corporate Office Properties Trust	109,490	3,217
Piedmont Office Realty Trust Inc. Class A	123,285	2,742
Brandywine Realty Trust	170,705	2,689
Paramount Group Inc.	181,442	2,526
Columbia Property Trust Inc.	113,262	2,368
Mack-Cali Realty Corp.	87,728	2,029
Easterly Government Properties Inc.	68,985	1,637
Office Properties Income Trust	46,645	1,499
Franklin Street Properties Corp.	104,158	891
City Office REIT Inc.	52,875	715
		117,961
Residential REITs (14.6%)
Equity Residential	360,785	29,195
AvalonBay Communities Inc.	135,816	28,481
Essex Property Trust Inc.	63,961	19,243
Invitation Homes Inc.	523,493	15,689
Mid-America Apartment Communities Inc.	110,990	14,635
UDR Inc.	285,137	13,316
Sun Communities Inc.	88,155	13,232
Equity LifeStyle Properties Inc.	168,252	11,843
Camden Property Trust	94,246	10,000
Apartment Investment & Management Co.	144,835	7,481
American Homes 4 Rent Class A	262,313	6,875
American Campus Communities Inc.	133,616	6,284
Independence Realty Trust Inc.	88,730	1,249
NexPoint Residential Trust Inc.	18,919	851
Investors Real Estate Trust	11,169	810
Front Yard Residential Corp.	49,478	611
Preferred Apartment Communities Inc. Class A	43,231	576
UMH Properties Inc.	35,299	555
		180,926
Retail REITs (12.0%)
Simon Property Group Inc.	299,882	44,670
Realty Income Corp.	309,757	22,807
Regency Centers Corp.	163,282	10,302
Federal Realty Investment Trust	72,809	9,373
National Retail Properties Inc.	158,837	8,517
Kimco Realty Corp.	410,139	8,494
Brixmor Property Group Inc.	289,715	6,261
Spirit Realty Capital Inc.	87,767	4,316

Real Estate Index Portfolio

			Market
			Value•
		Shares	($000)
	Weingarten Realty Investors	119,479	3,733
^	Macerich Co.	109,516	2,948
	Agree Realty Corp.	41,008	2,878
	Retail Properties of America Inc.	206,987	2,774
	Urban Edge Properties	117,416	2,252
	Acadia Realty Trust	81,825	2,122
	SITE Centers Corp.	139,964	1,962
	Retail Opportunity Investments Corp.	110,741	1,956
	Taubman Centers Inc.	59,251	1,842
	Kite Realty Group Trust	81,404	1,590
	American Finance Trust Inc.	103,234	1,369
	Seritage Growth Properties Class A	33,914	1,359
^	Tanger Factory Outlet Centers Inc.	90,655	1,335
	RPT Realty	77,623	1,167
	Getty Realty Corp.	33,985	1,117
	Alexander’s Inc.	2,212	731
	Urstadt Biddle Properties Inc. Class A	28,790	715
	Saul Centers Inc.	13,416	708
^	Washington Prime Group Inc.	180,008	655
	Retail Value Inc.	14,702	541
	Whitestone REIT	36,779	501
^	Pennsylvania REIT	71,364	380
	Cedar Realty Trust Inc.	85,440	252
	Spirit MTA REIT	42,040	32
			149,659
Specialized REITs (33.1%)
	American Tower Corp.	430,674	98,978
	Crown Castle International Corp.	404,528	57,504
	Equinix Inc.	82,510	48,161
	Public Storage	152,884	32,558
	SBA Communications Corp. Class A	110,070	26,526
	Digital Realty Trust Inc.	202,663	24,267
	Weyerhaeuser Co.	724,760	21,888
	Extra Space Storage Inc.	124,961	13,198
	VICI Properties Inc.	448,722	11,465
	Iron Mountain Inc.	278,991	8,891
	Gaming and Leisure Properties Inc.	198,166	8,531
	Lamar Advertising Co. Class A	83,577	7,460
	CyrusOne Inc.	110,043	7,200
	CubeSmart	187,194	5,893
	EPR Properties	75,482	5,332
	Life Storage Inc.	45,408	4,917
	Rayonier Inc.	126,376	4,140
	CoreSite Realty Corp.	35,965	4,032
	Outfront Media Inc.	139,823	3,750
	QTS Realty Trust Inc. Class A	53,577	2,908
	PotlatchDeltic Corp.	65,689	2,842
	CoreCivic Inc.	115,268	2,003
	GEO Group Inc.	117,514	1,952
	National Storage Affiliates Trust	57,449	1,931
	Four Corners Property Trust Inc.	66,246	1,867
	Uniti Group Inc.	187,157	1,537
	CorEnergy Infrastructure Trust Inc.	13,108	586
	CatchMark Timber Trust Inc. Class A	47,483	545
	Jernigan Capital Inc.	21,540	412
	Safehold Inc.	9,798	395
			411,669
Total Equity Real Estate Investment Trusts (REITs) (Cost $1,093,553)			1,193,793
Real Estate Management & Development (3.8%)[1]
*	CBRE Group Inc. Class A	311,282	19,078
	Jones Lang LaSalle Inc.	50,093	8,721
*	Howard Hughes Corp.	39,985	5,070
	Kennedy-Wilson Holdings Inc.	124,080	2,767
	Newmark Group Inc. Class A	143,946	1,937
*	Cushman & Wakefield plc	94,647	1,935
*,^	Redfin Corp.	71,357	1,509
^	Realogy Holdings Corp.	110,760	1,072
*	Marcus & Millichap Inc.	22,767	848
	RE/MAX Holdings Inc. Class A	18,043	694
*	St. Joe Co.	34,711	688
	RMR Group Inc. Class A	14,631	668
*	Five Point Holdings LLC Class A	49,235	342
*	Tejon Ranch Co.	21,312	341
*	FRP Holdings Inc.	6,769	337
*	Forestar Group Inc.	16,023	334
*,^	eXp World Holdings Inc.	20,656	234
*	Altisource Portfolio Solutions SA	6,356	123
Total Real Estate Management & Development (Cost $41,907)			46,698
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
2,3	Vanguard Market Liquidity Fund, 1.816%	38,726	3,873

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4	United States Treasury Bill, 1.541%, 4/30/20	100	100
Total Temporary Cash Investments (Cost $3,973)			3,973
Total Investments (100.2%) (Cost $1,139,433)			1,244,464

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	56
Receivables for Investment Securities Sold	1
Receivables for Accrued Income	5,402
Receivables for Capital Shares Issued	297
Variation Margin Receivable—Futures Contracts	15
Other Assets	46
Total Other Assets	5,817
Liabilities
Payables for Investment Securities Purchased	(2,011)
Collateral for Securities on Loan	(3,858)
Payables for Capital Shares Redeemed	(1,288)
Payables to Vanguard	(526)
Other Liabilities	(147)
Total Liabilities	(7,830)
Net Assets (100%)
Applicable to 90,431,333 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,242,451
Net Asset Value Per Share	$13.74

At December 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	1,093,312
Total Distributable Earnings (Loss)	149,139
Net Assets	1,242,451

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
§	Security value determined using significant unobservable inputs.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,753,000.
1	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.1% and 0.1%, respectively, of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $3,858,000 was received for securities on loan.
4	Securities with a value of $89,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

Real Estate Index Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones U.S. Real Estate Index	March 2020	65	2,389	85

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Dividends	32,059
Interest[1]	32
Securities Lending—Net	61
Total Income	32,152
Expenses
The Vanguard Group—Note B
Investment Advisory Services	173
Management and Administrative	2,658
Marketing and Distribution	112
Custodian Fees	25
Auditing Fees	35
Shareholders’ Reports	19
Trustees’ Fees and Expenses	1
Total Expenses	3,023
Expenses Paid Indirectly	(19)
Net Expenses	3,004
Net Investment Income	29,148
Realized Net Gain (Loss)
Investment Securities Sold[1]	11,579
Futures Contracts	270
Capital Gain Distributions Received	5,739
Realized Net Gain (Loss)	17,588
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	229,952
Futures Contracts	218
Change in Unrealized Appreciation (Depreciation)	230,170
Net Increase (Decrease) in Net Assets Resulting from Operations	276,906

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $29,000, $3,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,148	30,686
Realized Net Gain (Loss)	17,588	53,322
Change in Unrealized Appreciation (Depreciation)	230,170	(141,621)
Net Increase (Decrease) in Net Assets Resulting from Operations	276,906	(57,613)
Distributions
Net Investment Income	(30,595)	(30,725)
Realized Capital Gain[1]	(55,292)	(37,675)
Total Distributions	(85,887)	(68,400)
Capital Share Transactions
Issued	159,509	145,927
Issued in Lieu of Cash Distributions	85,887	68,400
Redeemed	(159,033)	(200,093)
Net Increase (Decrease) from Capital Share Transactions	86,363	14,234
Total Increase (Decrease)	277,382	(111,779)
Net Assets
Beginning of Period	965,069	1,076,848
End of Period	1,242,451	965,069

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $6,455,000 and $441,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.57	$13.14	$13.48	$13.77	$14.17
Investment Operations
Net Investment Income	.329 [1]	.367 [1]	.375 [1]	.346	.358
Net Realized and Unrealized Gain (Loss) on Investments	2.874	(1.084)	.220	.734	(.032)
Total from Investment Operations	3.203	(.717)	.595	1.080	.326
Distributions
Dividends from Net Investment Income	(.368)	(.383)	(.336)	(.375)	(.251)
Distributions from Realized Capital Gains	(.665)	(.470)	(.599)	(.995)	(.475)
Total Distributions	(1.033)	(.853)	(.935)	(1.370)	(.726)
Net Asset Value, End of Period	$13.74	$11.57	$13.14	$13.48	$13.77

Total Return	28.81%	-5.35%	4.78%	8.36%	2.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,242	$965	$1,077	$1,093	$990
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.27%	0.27%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.52%	3.04%	2.87%	2.55%	2.60%
Portfolio Turnover Rate	7%	35%	10%	14%	21%

1	Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Portfolio

Notes to Financial Statements

The Real Estate Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2019, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties.

Real Estate Index Portfolio

The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

7. Other: Distributions received from investment securities are recorded on the ex-dividend date. Each investment security typically reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2019, the portfolio had contributed to Vanguard capital in the amount of $56,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2019, custodian fee offset arrangements reduced the portfolio’s expenses by $19,000 (an annual rate of less than 0.01% of average net assets).

Real Estate Index Portfolio

D.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,240,463	—	28
Temporary Cash Investments	3,873	100	—
Futures Contracts—Assets[1]	15	—	—
Total	1,244,351	100	28

1	Represents variation margin on the last day of the reporting period.

E.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	26,310
Undistributed Long-Term Gains	16,178
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	105,031

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,139,433
Gross Unrealized Appreciation	229,375
Gross Unrealized Depreciation	(124,344)
Net Unrealized Appreciation (Depreciation)	105,031

F.  During the year ended December 31, 2019, the portfolio purchased $122,461,000 of investment securities and sold $81,611,000 of investment securities, other than temporary cash investments.

Real Estate Index Portfolio

G.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	12,229	12,072
Issued in Lieu of Cash Distributions	7,040	6,005
Redeemed	(12,225)	(16,621)
Net Increase (Decrease) in Shares Outstanding	7,044	1,456

At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 44% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.

H.  Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Real Estate Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Real Estate Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Real Estate Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for corporate shareholders only for Vanguard Real Estate Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $48,837,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The portfolio designates $47,555,000 of its capital gain dividends as 20% rate gain distributions and $1,282,000 as unrecaptured section 1250 gain distributions (25% rate gain).

Real Estate Index Portfolio

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Short-Term Investment-Grade Portfolio

Your Portfolio’s Performance at a Glance

•   For the 12 months ended December 31, 2019, the Short-Term Investment-Grade Portfolio returned 5.69%, lagging the 6.58% return of its benchmark index, the Bloomberg Barclays U.S. 1–5 Year Credit Bond Index.

•   The year was marked by concerns about slowing global growth, escalations in trade disputes, flare-ups in geopolitical tensions, and uncertainty over the United Kingdom’s exit from the European Union. The more challenging outlook prompted the Federal Reserve to cut interest rates three times in 2019; other major central banks adopted more accommodative monetary policies as well. The U.S. Treasury yield curve flattened across the maturity spectrum. Corporate earnings generally proved more resilient than expected and corporate defaults remained low, helping the average yield spread for corporate bonds versus Treasuries to narrow significantly.

•   Corporate bonds as a whole returned more than 14%. Bonds issued by industrial companies and utilities outperformed those of financial institutions. By credit quality, lower-rated investment-grade bonds bested higher-rated ones. And by maturity, longer-dated bonds significantly outperformed.

•   The portfolio’s duration was a little shorter than that of its benchmark index, which contributed to its underperformance given that bond yields ended the 12 months significantly lower. Other detractors were overall security selection and an allocation to asset-backed and commercial mortgage-backed securities—higher-quality defensive credit segments that are not part of the benchmark. A modest overweight to credit, on the other hand, added value.

•   Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Market Barometer

		Average Annual Total Returns
		Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Short-Term Investment-Grade Portfolio

Advisor’s Report

With bond yields falling in 2019, prices rose, contributing to strong returns for the 12 months ended December 31, 2019. The Short-Term Investment-Grade Portfolio returned 5.69%, lagging the 6.58% return of its benchmark index, the Bloomberg Barclays U.S. 1–5 Year Credit Bond Index.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.

With yields falling, the portfolio’s 30-day SEC yield stood at 2.21% as of December 31, down from 3.32% a year earlier. The 30-day SEC yield is a proxy for a portfolio’s potential annualized rate of income.

U.S. monetary policy reversed direction in 2019

Although U.S. gross domestic product, the broadest measure of economic activity, expanded in the first quarter of 2019 at an annual rate of about 3% after adjusting for inflation, the pace has slowed since then amid fading effects from tax cuts, weaker business confidence, and trade disputes. The labor market remained robust even as job creation eased a little. The unemployment rate continued to trend lower, falling to 3.5% by late 2019, which helped keep consumers spending. The Federal Reserve’s preferred measure of inflation remained below its 2% target.

Signs of slowing growth at home and abroad led to a pivot in monetary policy. After raising interest rates four times in 2018, the Fed went on to cut them three times in 2019. Those cuts, the first in more than a decade, were justified by policymakers as “insurance” meant to cushion the effects of trade policies and prolong an economic expansion already in its 11th year.

Yields of U.S. Treasuries fell and corporate spreads narrowed

Fed action pushed shorter-term U.S. Treasury yields significantly lower. The yield of the 2-year Treasury note fell 92 basis points over the period to 1.57%. (A basis point is one-hundredth of a percentage point.)

Demand for longer-term Treasury bonds was supported at times by escalating trade tensions, geopolitical flare-ups, and political uncertainties in Europe. The outlook for slower growth and falling inflation expectations, however, led yields on these securities to end the period lower. The yield of the bellwether 10-year Treasury note ended 77 basis points lower, at 1.92%.

Corporate fundamentals proved more resilient than expected and corporate defaults remained low. The average yield spread of investment-grade corporate bonds over Treasuries narrowed to 93 basis points at the end of 2019; it was 153 basis points a year earlier.

The portfolio finished a few steps behind its benchmark

The portfolio had a few pockets of under-performance. It maintains a relatively consistent duration of 2.5 years, while the benchmark’s is a few tenths of a year longer. That modestly shorter duration hurt results as interest rates fell meaningfully over the 12 months.

For diversification purposes across the investment-grade credit sector, we had allocations to asset-backed and commercial mortgage-backed securities, which fall outside the portfolio’s benchmark index. These two defensive segments underper-formed other credit sectors such as investment-grade corporates during a year when lower-quality credit performed well. Security selection also detracted in the aggregate.

We did add value in some areas, notably with a modestly overweight allocation to credit.

More central bank easing possible amid continuing uncertainty

The prospect of slowing growth and tame inflation is likely to elicit more monetary easing by major central banks, including the Fed, which may further cut rates depending on developments that include economic growth, trade tariffs, and the shape of the yield curve.

We expect to see periods of turbulence in the global economy in 2020. Based on that outlook and the fact that rates are low and credit spreads are tight, we are positioned going into the new fiscal year with plenty of dry powder on hand, which will allow us to take advantage of price dislocations as they arise.

Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek attractive investment opportunities that will add to the portfolio’s performance.

Portfolio Managers:

Daniel Shaykevich, Principal

Samuel C. Martinez, CFA

Arvind Narayanan, CFA

Vanguard Fixed Income Group

January 24, 2020

Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,015.93	$0.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2009–December 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Investment-Grade Portfolio	5.69%	2.52%	2.70%	$13,055
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index	6.58	2.71	3.07	13,525
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	3.05	3.75	14,445

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Portfolio

Sector Diversification

As of December 31, 2019

Asset-Backed/Commercial Mortgage-Backed	23.8%
Finance	26.4
Foreign	5.2
Government Mortgage-Backed	0.5
Industrial	27.4
Treasury/Agency	12.2
Utilities	4.4
Other	0.1

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Short-Term Investment-Grade Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (4.1%)
U.S. Government Securities (2.2%)
	United States Treasury Note/Bond	2.250%	2/15/21	41	42
	United States Treasury Note/Bond	2.375%	4/15/21	30,000	30,286
[1]	United States Treasury Note/Bond	2.000%	7/31/22	11,300	11,411
	United States Treasury Note/Bond	2.875%	8/15/28	400	431
					42,170
Nonconventional Mortgage-Backed Securities (1.9%)
[2,3,4]	Fannie Mae Pool, 12M USD LIBOR + 1.704%	4.829%	2/1/37	10	10
[2,3,4]	Fannie Mae Pool, 12M USD LIBOR + 1.750%	4.000%	9/1/32	5	5
[2,3,4]	Fannie Mae Pool, 12M USD LIBOR + 1.760%	4.387%	8/1/37	9	9
[2,3,4]	Fannie Mae Pool, 12M USD LIBOR + 1.785%	4.035%	8/1/33	26	27
[2,3,4]	Fannie Mae Pool, 12M USD LIBOR + 1.785%	4.410%	8/1/33	15	15
[2,3,4]	Fannie Mae Pool, 12M USD LIBOR + 1.800%	4.486%	7/1/33	69	71
[2,3,4]	Fannie Mae Pool, 12M USD LIBOR + 1.960%	4.585%	5/1/33	2	2
[2,3,4]	Fannie Mae Pool, 1Y CMT + 2.000%	4.097%	12/1/32	5	5
[2,3,4]	Fannie Mae Pool, 1Y CMT + 2.125%	4.600%	6/1/33	22	23
[2,3,4]	Fannie Mae Pool, 1Y CMT + 2.185%	4.560%	7/1/32	3	3
[2,3,4]	Fannie Mae Pool, 1Y CMT + 2.210%	4.733%	5/1/33	29	30
[2,3]	Fannie Mae-Aces 2011-48D	3.000%	9/25/49	729	746
[2,3]	Fannie Mae-Aces 2011-50F	3.000%	9/25/49	1,188	1,211
[2,3]	Fannie Mae-Aces 2011-77A	3.000%	4/25/44	2,830	2,873
[2,3]	Fannie Mae-Aces 2011-90A	3.500%	12/25/45	547	566
[2,3]	Fannie Mae-Aces 2012-124E	1.500%	11/25/42	928	889
[2,3]	Fannie Mae-Aces 2013-111B	2.125%	10/25/42	678	673
[2,3]	Fannie Mae-Aces 2013-114D	2.250%	7/25/43	219	218
[2,3]	Fannie Mae-Aces 2013-115A	2.000%	11/25/43	659	649
[2,3]	Fannie Mae-Aces 2013-115B	2.100%	4/25/43	538	531
[2,3]	Fannie Mae-Aces 2013-115B	2.250%	10/25/43	962	953
[2,3]	Fannie Mae-Aces 2013-20E	1.500%	3/25/43	1,037	993
[2,3]	Fannie Mae-Aces 2013-46B	1.700%	5/25/43	1,107	1,076
[2,3]	Fannie Mae-Aces 2013-46C	1.700%	5/25/43	563	546
[2,3]	Fannie Mae-Aces 2013-46D	1.500%	5/25/43	1,109	1,077
[2,3]	Fannie Mae-Aces 2014-60E	2.000%	9/25/44	1,844	1,812
[2,3]	Fannie Mae-Aces 2014-86A	2.000%	12/25/44	761	748
[2,3]	Fannie Mae-Aces 2015-18E	1.750%	4/25/44	850	832
[2,3]	Fannie Mae-Aces 2015-19	2.000%	12/25/44	1,571	1,548
[2,3]	Fannie Mae-Aces 2015-73	1.600%	10/25/45	1,082	1,061
[2,3]	Fannie Mae-Aces 2016-60B	2.500%	9/25/46	1,369	1,373
[2,3]	Freddie Mac REMICS	2.500%	10/25/49	1,491	1,496
[2,3]	Freddie Mac REMICS	3.000%	10/25/48	732	747
[2]	Fannie Mae REMICS	3.500%	10/25/48	2,406	2,462
[2,3,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.750%	4.368%	8/1/37	30	31
[2,3,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.893%	4.143%	9/1/32	16	16
[2,3,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	3.896%	10/1/32	6	7
[2,3,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	4.211%	8/1/33	11	12
[2,3,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	5.086%	2/1/33	4	5
[2,3,4]	Freddie Mac Non Gold Pool, 1Y CMT + 2.254%	4.254%	9/1/32	1	1
[2,3]	Freddie Mac REMICS	2.500%	4/15/43	1,188	1,192
[2]	Ginnie Mae REMICS	1.500%	10/20/45–11/20/45	8,862	8,616
[2]	Ginnie Mae REMICS	2.500%	11/20/47	742	745
[2]	Ginnie Mae REMICS	3.000%	3/20/41	200	204
					36,109
Total U.S. Government and Agency Obligations (Cost $77,602)					78,279
Asset-Backed/Commercial Mortgage-Backed Securities (21.6%)
[2]	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	490	491
[2]	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	590	594
[2]	Ally Auto Receivables Trust 2019-1	3.020%	4/15/24	240	246
[2]	Ally Auto Receivables Trust 2019-3	1.930%	5/15/24	660	660
[2]	Ally Auto Receivables Trust 2019-4	1.920%	1/15/25	250	249
[2]	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	900	915
[2]	Ally Master Owner Trust Series 2018-2	3.300%	7/17/23	1,320	1,346
[2]	American Express Credit Account Master Trust 2019-1	2.870%	10/15/24	830	848
[2,5]	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	274	285
[2,5]	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	80	84
[2,5]	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	401	416
[2,5]	American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	348	357
[2,5]	American Homes 4 Rent 2015-SFR2	3.732%	10/17/52	167	174
[2,5]	American Homes 4 Rent 2015-SFR2	4.295%	10/17/52	100	106
[2,5]	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	428	441
[2,5]	Americold 2010 LLC Trust Series 2010-ARTA	6.811%	1/14/29	275	288
[2]	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	220	223
[2]	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	240	241
[2]	AmeriCredit Automobile Receivables Trust 2018-2	4.010%	7/18/24	700	723
[2]	AmeriCredit Automobile Receivables Trust 2019-1	3.620%	3/18/25	560	575
[2,5]	AOA Mortgage Trust 2015-1177	2.957%	12/13/29	280	282
[2,5]	Applebee’s Funding LLC / IHOP Funding LLC 2019-1	4.194%	6/7/49	150	152
[2,5]	ARL Second LLC 2014-1A	2.920%	6/15/44	267	269
[2,5]	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	480	488
[2,5]	Aventura Mall Trust 2018-AVM	4.112%	7/5/40	240	265
[2,5]	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	360	360
[2,5]	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	1,120	1,124
[2,5]	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	100	101
[2,5]	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	180	183
[2,5]	Avis Budget Rental Car Funding AESOP LLC 2017-2A	2.970%	3/20/24	120	122
[2,5]	Avis Budget Rental Car Funding AESOP LLC 2018-1A	3.700%	9/20/24	160	166
[2,5]	Avis Budget Rental Car Funding AESOP LLC 2018-2A	4.000%	3/20/25	410	437
[2,5]	Avis Budget Rental Car Funding AESOP LLC 2019-1A	3.450%	3/20/23	450	460
[2,5]	BAMLL Commercial Mortgage Securities Trust 2012-PARK	2.959%	12/10/30	125	128

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%	9/15/48	220	228
[2]	Banc of America Commercial Mortgage Trust 2015-UBS7	3.705%	9/15/48	410	436
[2]	Banc of America Commercial Mortgage Trust 2015-UBS7	4.361%	9/15/48	40	42
[2]	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	110	118
[2]	Banc of America Funding 2006-H Trust	4.157%	9/20/46	167	153
[2,5]	Banc of America Merrill Lynch Large Loan Inc. BAMLL_19-BPR	3.287%	11/5/32	410	420
[2]	BANK 2017 - BNK4	3.625%	5/15/50	150	161
[2]	BANK 2017 - BNK5	3.390%	6/15/60	275	291
[2]	BANK 2017 - BNK6	3.254%	7/15/60	330	344
[2]	BANK 2017 - BNK6	3.518%	7/15/60	440	469
[2]	BANK 2017 - BNK6	3.741%	7/15/60	80	85
[2]	BANK 2017 - BNK7	3.435%	9/15/60	410	435
[2]	BANK 2017 - BNK8	3.488%	11/15/50	860	915
[2]	BANK 2017 - BNK9	3.538%	11/15/54	500	534
[2]	BANK 2018 - BN10	3.641%	2/15/61	300	319
[2]	BANK 2018 - BN10	3.688%	2/15/61	500	539
[2]	BANK 2018 - BN12	4.255%	5/15/61	70	78
[2]	BANK 2018 - BN14	4.185%	9/15/60	485	531
[2]	BANK 2018 - BN15	4.407%	11/15/61	563	640
[2]	BANK 2019 - BN17	3.623%	4/15/52	164	176
[2]	BANK 2019 - BN17	3.714%	4/15/52	446	484
[2]	BANK 2019 - BN18	3.584%	5/15/62	490	527
[2]	BANK 2019 - BN19	3.183%	8/15/61	530	553
[2]	BANK 2019 - BN20	3.011%	9/15/61	300	309
[2]	BANK 2019 - BN21	2.851%	10/17/52	370	376
[2]	BANK 2019 - BN24	2.960%	11/15/62	2,400	2,460
[2]	Bank of America Mortgage Trust 2002-J	4.553%	9/25/32	1	1
[2]	BBCMS Mortgage Trust 2019-C4	2.919%	8/15/52	600	609
[2]	BBCMS Mortgage Trust 2019-C5	3.063%	11/15/52	990	1,013
[2]	Bear Stearns ARM Trust 2006-4	3.885%	10/25/36	238	220
[2]	Bear Stearns ARM Trust 2007-3	4.333%	5/25/47	193	181
[2]	BENCHMARK 2018-B1 Mortgage Trust	3.602%	1/15/51	100	106
[2]	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	210	226
[2]	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	160	171
[2]	BENCHMARK 2018-B1 Mortgage Trust	4.059%	1/15/51	250	266
[2]	BENCHMARK 2018-B1 Mortgage Trust	4.117%	1/15/51	390	407
[2]	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	220	243
[2]	BENCHMARK 2018-B6 Mortgage Trust	4.170%	10/10/51	669	728
[2]	BENCHMARK 2018-B6 Mortgage Trust	4.261%	10/10/51	820	919
[2]	BENCHMARK 2018-B8 Mortgage Trust	4.232%	1/15/52	512	575
[2]	BENCHMARK 2019-B10 Mortgage Trust	3.615%	3/15/62	177	189
[2]	BMW Vehicle Owner Trust 2018-A	1.920%	1/25/24	1,300	1,300
[2]	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	400	403
[2,4]	Brazos Higher Education Authority Inc. Series 2005-3, 3M USD LIBOR + 0.200%	2.147%	6/25/26	122	121
[2,4]	Brazos Higher Education Authority Inc. Series 2011-1, 3M USD LIBOR + 0.800%	2.710%	2/25/30	228	228
[2,5]	BX Trust 2019-OC11	3.202%	12/9/41	500	515
[2,5]	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	57	57
[2,5]	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	114	114
[2,5]	CAL Funding II Ltd. Series 2018-2A	4.340%	9/25/43	429	435
[2]	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	150	150
[2]	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	70	70
[2,5]	Canadian Pacer Auto Receivables Trust A Series 2018	3.220%	9/19/22	220	223
[2,5]	Canadian Pacer Auto Receivables Trust A Series 2019	2.960%	6/19/24	140	143
[2,5]	Canadian Pacer Auto Receiveable Trust A Series 2018	3.270%	12/19/22	180	181
[2,5]	Canadian Pacer Auto Receiveable Trust A Series 2018	3.440%	8/21/23	80	82
[2]	Cantor Commercial Real Estate Lending 2019-CF3	3.006%	1/15/53	650	663
[2]	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	40	40
[2]	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	80	80
[2]	Capital One Auto Receivables Trust 2019-1	2.510%	11/15/23	1,170	1,179
[2]	Capital One Auto Receivables Trust 2019-1	2.560%	10/15/24	390	395
[2]	Capital One Auto Receivables Trust 2019-2	1.920%	5/15/24	1,530	1,528
[2]	Capital One Multi-Asset Execution Trust 2019-A1	2.840%	12/15/24	2,640	2,695
[2]	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	120	120
[2]	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	140	140
[2]	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	140	140
[2]	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	100	100
[2]	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	170	171
[2]	CarMax Auto Owner Trust 2017-4	2.460%	8/15/23	80	80
[2]	CarMax Auto Owner Trust 2017-4	2.700%	10/16/23	80	81
[2]	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	524	526
[2]	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	300	303
[2]	CarMax Auto Owner Trust 2018-1	2.830%	9/15/23	500	507
[2]	CarMax Auto Owner Trust 2018-1	2.950%	11/15/23	220	221
[2]	CarMax Auto Owner Trust 2018-2	3.370%	10/16/23	140	144
[2]	CarMax Auto Owner Trust 2018-2	3.570%	12/15/23	200	206
[2]	CarMax Auto Owner Trust 2018-2	3.990%	4/15/25	210	216
[2]	CarMax Auto Owner Trust 2018-3	3.130%	6/15/23	870	882
[2]	CarMax Auto Owner Trust 2018-3	3.270%	3/15/24	430	442
[2]	CarMax Auto Owner Trust 2018-4	3.360%	9/15/23	650	662
[2]	CarMax Auto Owner Trust 2018-4	3.480%	2/15/24	240	249
[2]	CarMax Auto Owner Trust 2018-4	3.670%	5/15/24	210	218
[2]	CarMax Auto Owner Trust 2018-4	3.850%	7/15/24	140	145
[2]	CarMax Auto Owner Trust 2018-4	4.150%	4/15/25	200	208
[2]	CarMax Auto Owner Trust 2019-3	2.180%	8/15/24	1,500	1,503
[2]	CarMax Auto Owner Trust 2019-3	2.300%	4/15/25	270	271
[2]	CarMax Auto Owner Trust 2019-3	2.500%	4/15/25	350	351
[2]	CarMax Auto Owner Trust 2019-4	2.020%	11/15/24	1,650	1,652
[2]	CarMax Auto Owner Trust 2019-4	2.130%	7/15/25	440	441
[2]	CarMax Auto Owner Trust 2019-4	2.600%	9/15/25	140	139
[2]	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	95	96
[2]	CD 2016-CD1 Commercial Mortgage Trust	3.631%	8/10/49	40	40
[2]	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	510	546
[2]	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	180	191
[2]	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	465	490
[2]	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	165	174
[2]	CD 2019-CD8 Commercial Mortgage Trust	2.912%	8/15/57	300	306
[2]	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	123	123
[2,5]	CFCRE Commercial Mortgage Trust 2011-C2	5.741%	12/15/47	390	410
[2]	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	502	520
[2,5]	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	556	562
[2,5]	Chesapeake Funding II LLC 2019-1	2.940%	4/15/31	1,166	1,178
[2]	CHL Mortgage Pass-Through Trust 2006-HYB1	3.777%	3/20/36	133	121
[2]	CHL Mortgage Pass-Through Trust 2007-HYB2	3.621%	2/25/47	144	124
[2,5]	Chrysler Capital Auto Receivables Trust 2015-BA	4.170%	1/16/23	281	281

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,5]	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	630	633
[2]	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	1,903	1,915
[2,5]	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	52	53
[2]	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	156	160
[2]	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	152	157
[2]	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	90	96
[2]	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	550	585
[2]	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	87	91
[2]	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	1,208	1,278
[2]	Citigroup Commercial Mortgage Trust 2014-GC23	3.356%	7/10/47	336	349
[2]	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	570	602
[2]	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	310	325
[2]	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	130	134
[2]	Citigroup Commercial Mortgage Trust 2014-GC23	4.437%	7/10/47	153	160
[2]	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	1,400	1,456
[2]	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	1,251	1,318
[2]	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	170	179
[2]	Citigroup Commercial Mortgage Trust 2014-GC25	4.526%	10/10/47	20	21
[2]	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	770	797
[2]	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	1,295	1,379
[2]	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	1,389	1,481
[2]	Citigroup Commercial Mortgage Trust 2015-GC33	4.572%	9/10/58	100	105
[2]	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	1,146	1,191
[2]	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	120	123
[2]	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	485	516
[2]	Citigroup Commercial Mortgage Trust 2017-P8	3.465%	9/15/50	1,020	1,079
[2]	Citigroup Commercial Mortgage Trust 2017-P8	4.192%	9/15/50	240	253
[2]	Citigroup Commercial Mortgage Trust 2017-P8	4.269%	9/15/50	240	250
[2]	Citigroup Commercial Mortgage Trust 2018-C5	4.228%	6/10/51	10	11
[2]	Citigroup Commercial Mortgage Trust 2018-C6	4.343%	11/10/51	650	718
[2]	Citigroup Commercial Mortgage Trust 2018-C6	4.412%	11/10/51	800	901
[2]	Citigroup Commercial Mortgage Trust 2019-C7	2.860%	12/15/72	800	804
[2]	Citigroup Commercial Mortgage Trust 2019-C7	3.042%	12/15/72	650	667
[2]	Citigroup Commercial Mortgage Trust 2019-C7	3.102%	12/15/72	1,600	1,653
[2]	Citigroup Mortgage Loan Trust 2007-AR8	4.469%	7/25/37	95	92
[2,5]	CLI Funding V LLC 2013-1A	2.830%	3/18/28	210	208
[2]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	75	77
[2]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	100	103
[2]	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	499	504
[2,5]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	260	264
[2]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	262	266
[2]	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	40	40
[2]	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	70	71
[2]	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	189	195
[2]	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	270	285
[2]	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	1,047	1,119
[2]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	276	284
[2]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	180	185
[2]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,006	1,066
[2]	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	1,076	1,148
[2]	COMM 2013-CCRE13 Mortgage Trust	4.889%	11/10/46	110	119
[2]	COMM 2013-CCRE13 Mortgage Trust	4.889%	11/10/46	1,300	1,377
[2,5]	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	250	255
[2,5]	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	70	71
[2]	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	38	39
[2]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	1,205	1,253
[2]	COMM 2013-CCRE9 Mortgage Trust	4.222%	7/10/45	330	350
[2,5]	COMM 2013-CCRE9 Mortgage Trust	4.246%	7/10/45	250	259
[2,5]	COMM 2013-CCRE9 Mortgage Trust	4.246%	7/10/45	280	276
[2,5]	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	191	196
[2]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	315	337
[2,5]	COMM 2013-LC13 Mortgage Trust	4.557%	8/10/46	435	467
[2]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	100	102
[2,5]	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	110	112
[2,5]	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	980	1,034
[2]	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	50	53
[2]	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	470	502
[2]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	89	89
[2]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	500	534
[2]	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	250	265
[2]	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	39	41
[2]	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	1,141	1,213
[2]	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	650	692
[2]	COMM 2014-CCRE17 Mortgage Trust	4.786%	5/10/47	200	210
[2]	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	222	230
[2]	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	781	825
[2]	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	640	664
[2]	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	926	977
[2]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	1,039	1,088
[2]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	479	512
[2]	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	825	861
[2]	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	252	268
[2]	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	991	1,057
[2]	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	753	797
[2]	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	405	429
[2]	COMM 2015-CCRE27 Mortgage Trust	4.471%	10/10/48	825	869
[2]	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	245	254
[2]	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	1,000	1,046
[2]	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	414	437
[2]	CSAIL 2015-C3 Commercial Mortgage Trust	4.354%	8/15/48	240	244
[2]	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	981	1,049
[2]	CSAIL 2016-C5 Commercial Mortgage Trust	4.577%	11/15/48	220	233
[2]	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	1,483	1,556
[2]	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	525	555
[2]	CSAIL 2018-CX12 Commercial Mortgage Trust	4.224%	8/15/51	520	571
[2]	CSAIL 2019-C15 Commercial Mortgage Trust	4.053%	3/15/52	400	440
[2,5]	Daimler Trucks Retail Trust 2019-1	2.790%	5/15/25	420	425
[2]	DBGS Mortgage Trust 2018-C1	4.466%	10/15/51	1,010	1,148

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	DBJPM 16-C1 Mortgage Trust	3.348%	5/10/49	60	59
[2]	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	730	763
[2,4,5]	DELAM 2018-1, 1M USD LIBOR + 0.700%	2.464%	11/19/25	500	499
[2,5]	Dell Equipment Finance Trust 2019-1	2.830%	3/22/24	1,110	1,123
[2]	Discover Card Execution Note Trust 2019-A1	3.040%	7/15/24	1,000	1,024
[2]	Discover Card Execution Note Trust 2019-A3	1.890%	10/15/24	1,740	1,738
[2,5]	DLL Securitization Trust Series 2018-A3	3.460%	1/20/22	1,240	1,252
[2,5]	DLL Securitization Trust Series 2018-A4	3.590%	6/20/24	300	307
[2,5]	DLL Securitization Trust Series 2019-DA1	2.890%	4/20/23	1,000	1,008
[2,5]	DLL Securitization Trust Series 2019-DA1	2.920%	4/20/27	730	744
[2,5]	DLL Securitization Trust Series 2019-MA2	2.340%	9/20/23	1,030	1,033
[2,5]	DLL Securitization Trust Series 2019-MT3	2.080%	2/21/23	900	897
[2,5]	DLL Securitization Trust Series 2019-MT3	2.150%	9/21/26	500	498
[2,5]	DRB Prime Student Loan Trust 2017-C	2.810%	11/25/42	544	549
[2,5]	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	332	335
[2,5]	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	511	518
[2]	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	60	61
[2]	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	836	840
[2]	Drive Auto Receivables Trust 2018-2	4.140%	8/15/24	620	633
[2]	Drive Auto Receivables Trust 2018-3	3.370%	9/15/22	212	213
[2]	Drive Auto Receivables Trust 2018-3	3.720%	9/16/24	1,000	1,008
[2]	Drive Auto Receivables Trust 2018-3	4.300%	9/16/24	530	543
[2]	Drive Auto Receivables Trust 2018-5	3.680%	7/15/23	500	504
[2]	Drive Auto Receivables Trust 2018-5	3.990%	1/15/25	480	492
[2]	Drive Auto Receivables Trust 2018-5	4.300%	4/15/26	660	681
[2]	Drive Auto Receivables Trust 2019-2	3.040%	3/15/23	520	523
[2]	Drive Auto Receivables Trust 2019-2	3.690%	8/17/26	500	513
[2,4,5]	Edsouth Indenture No 9 LLC 2015-1, 1M USD LIBOR + 0.800%	2.592%	10/25/56	338	337
[2,5]	EDvestinU Private Education Loan Trust (EDVES) 2019-A	3.580%	11/25/38	252	259
[2,5]	ELFI Graduate Loan Program 2018-A LLC	3.430%	8/25/42	535	547
[2,5]	Enterprise Fleet Financing LLC Series 2019-1	2.980%	10/20/24	300	303
[2,5]	Enterprise Fleet Financing LLC Series 2019-1	3.070%	10/20/24	430	439
[2,3,4,5]	Fannie Mae Connecticut Avenue Securities 2019-R03, 1M USD LIBOR + 0.750%	2.542%	9/25/31	154	154
[2,3,4,5]	Fannie Mae Connecticut Avenue Securities 2019-R04, 1M USD LIBOR + 0.750%	2.542%	6/25/39	439	439
[2,3,4,5]	Fannie Mae Connecticut Avenue Securities 2019-R05, 1M USD LIBOR + 0.750%	2.542%	7/25/39	876	876
[2,3,4,5]	Fannie Mae Connecticut Avenue Securities 2019-R06, 1M USD LIBOR + 0.750%	2.542%	9/25/39	1,075	1,075
[2,3,4,5]	Fannie Mae Connecticut Avenue Securities 2019-R07, 1M USD LIBOR + 0.770%	2.562%	10/25/39	2,373	2,375
[2,3]	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	489	502
[2,3]	FHLMC Multifamily Structured Pass Through Certificates 4122K	1.500%	10/15/42	664	635
[2,3]	FHLMC Multifamily Structured Pass Through Certificates 4194A	1.700%	4/15/43	963	940
[2,3]	FHLMC Multifamily Structured Pass Through Certificates 4213D	1.750%	11/15/41	1,774	1,752
[2,3]	FHLMC Multifamily Structured Pass Through Certificates 4259B	2.250%	4/15/43–6/15/43	624	620
[2,3]	FHLMC Multifamily Structured Pass Through Certificates 4604E	2.750%	1/15/46	862	873
[2,3]	FHLMC Multifamily Structured Pass Through Certificates 4764B	3.000%	10/15/45	735	747
[2,3]	FHLMC Multifamily Structured Pass Through Certificates 4927F	2.250%	9/25/49	742	736
[2,3]	FHLMC Multifamily Structured Pass Through Certificates 4935A	2.500%	12/25/49	247	248
[2,3]	FHLMC Multifamily Structured Pass Through Certificates 4935A	2.750%	10/25/49	247	251
[2]	First Horizon Mortgage Pass-Through Trust 2006-AR3	3.481%	11/25/36	72	62
	First Horizon Mortgage Pass-Through Trust 2006-AR4	4.362%	1/25/37	148	123
[2]	Ford Credit Auto Lease Trust 2018-A	3.170%	9/15/21	350	352
[2]	Ford Credit Auto Lease Trust 2018-B	3.190%	12/15/21	494	498
[2]	Ford Credit Auto Lease Trust 2019-A	2.900%	5/15/22	1,240	1,252
[2]	Ford Credit Auto Lease Trust 2019-A	3.250%	7/15/22	780	789
[2,5]	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	404	405
[2,5]	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	660	662
[2,5]	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	1,120	1,120
[2,5]	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	650	657
[2,5]	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	990	997
[2,5]	Ford Credit Auto Owner Trust 2017-2	2.600%	3/15/29	180	181
[2,5]	Ford Credit Auto Owner Trust 2017-2	2.750%	3/15/29	370	373
[2,5]	Ford Credit Auto Owner Trust 2018-2	3.760%	1/15/30	240	248
[2]	Ford Credit Auto Owner Trust 2018-A	3.030%	11/15/22	561	565
[2]	Ford Credit Auto Owner Trust 2018-B	3.380%	3/15/24	450	462
[2,5]	Ford Credit Auto Owner Trust 2018-REV1	3.190%	7/15/31	2,230	2,321
[2,5]	Ford Credit Auto Owner Trust 2018-REV1	3.340%	7/15/31	810	827
[2,5]	Ford Credit Auto Owner Trust 2018-REV2	3.470%	1/15/30	890	930
[2,5]	Ford Credit Auto Owner Trust 2018-REV2	3.610%	1/15/30	530	545
[2,5]	Ford Credit Auto Owner Trust 2019-1	3.520%	7/15/30	870	914
[2]	Ford Credit Auto Owner Trust 2019-A	2.850%	8/15/24	900	919
[2]	Ford Credit Auto Owner Trust 2019-A	3.020%	10/15/24	350	358
[2]	Ford Credit Auto Owner Trust 2019-A	3.250%	9/15/25	370	378
[2]	Ford Credit Floorplan Master Owner Trust A Series 2017-2	2.160%	9/15/22	359	359
[2]	Ford Credit Floorplan Master Owner Trust A Series 2018-1	2.950%	5/15/23	2,390	2,418
[2]	Ford Credit Floorplan Master Owner Trust A Series 2018-3	3.520%	10/15/23	1,830	1,875
[2]	Ford Credit Floorplan Master Owner Trust A Series 2019-1	2.840%	3/15/24	1,500	1,520
[2]	Ford Credit Floorplan Master Owner Trust A Series 2019-2	3.250%	4/15/26	260	267
[2,3,4]	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3, 1M USD LIBOR + 2.000%	3.792%	12/25/28	34	34
[2,3,5]	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI1	3.736%	2/25/48	248	248
[2,3,5]	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI2	3.813%	5/25/48	193	194
[2,3,5]	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI3	4.152%	8/25/48	93	93
[2,3,5]	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI4	4.459%	11/25/48	28	27
[2,3,4,5]	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4, 1M USD LIBOR + 0.700%	2.505%	10/25/49	255	255

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3,4,5]	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4, 1M USD LIBOR + 0.730%	2.522%	7/25/49	127	127
[2,3,4,5]	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2, 1M USD LIBOR + 0.700%	2.492%	4/25/49	211	211
[2,3,4,5]	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA3, 1M USD LIBOR + 0.750%	2.542%	9/25/49	190	190
[2]	GM Financial Automobile Leasing Trust 2017-3	2.400%	9/20/21	210	210
[2]	GM Financial Automobile Leasing Trust 2017-3	2.730%	9/20/21	130	130
[2]	GM Financial Automobile Leasing Trust 2019-3	2.030%	6/20/22	1,050	1,049
[2,5]	GM Financial Consumer Automobile 2017-3	2.130%	3/16/23	390	391
[2,5]	GM Financial Consumer Automobile 2017-3	2.330%	3/16/23	70	70
[2]	GM Financial Consumer Automobile 2018-3	3.160%	1/16/24	250	257
[2]	GM Financial Consumer Automobile 2018-4	3.320%	6/17/24	250	259
[2]	GM Financial Consumer Automobile 2019-1	3.110%	7/16/24	380	391
[2]	GM Financial Consumer Automobile 2019-2	2.710%	8/16/24	490	499
[2]	GM Financial Consumer Automobile 2019-3	2.180%	4/16/24	1,070	1,075
[2]	GM Financial Securitized Term Auto Receivables Trust 2019-4	1.760%	1/16/25	170	168
[2]	GMACM Mortgage Loan Trust 2005-AR6	3.918%	11/19/35	32	30
[2,5]	GMF Floorplan Owner Revolving Trust 2017-2	2.440%	7/15/22	440	440
[2,5]	GMF Floorplan Owner Revolving Trust 2017-2	2.630%	7/15/22	240	240
[2,5]	GMF Floorplan Owner Revolving Trust 2018-2	3.130%	3/15/23	1,530	1,550
[2,5]	GMF Floorplan Owner Revolving Trust 2019-1	2.700%	4/15/24	410	412
[2,5]	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	4,000	4,026
[2,5]	Golden Credit Card Trust 2018-4A	3.440%	10/15/25	2,420	2,526
[2,4,5]	Gosforth Funding 2018-1A plc, 3M USD LIBOR + 0.450%	2.360%	8/25/60	350	350
[2,5]	GRACE Mortgage Trust 2014-A	3.369%	6/10/28	500	506
[2,5]	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	170	171
[2,5]	GreatAmerica Leasing Receivables Funding LLC Series 2019-1	3.210%	2/18/25	210	215
[2,5]	GS Mortgage Securities Corporation Trust 2012-ALOHA	3.551%	4/10/34	790	813
[2,5]	GS Mortgage Securities Trust 2010-C2	5.180%	12/10/43	100	102
[2,5]	GS Mortgage Securities Trust 2011-GC3	5.636%	3/10/44	70	72
[2,5]	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	860	870
[2,5]	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	25	26
[2]	GS Mortgage Securities Trust 2012-GCJ7	5.686%	5/10/45	210	220
[2]	GS Mortgage Securities Trust 2013-GC13	4.050%	7/10/46	543	579
[2,5]	GS Mortgage Securities Trust 2013-GC13	4.083%	7/10/46	140	145
[2]	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	306	314
[2]	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	200	206
[2]	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	145	149
[2]	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	705	734
[2]	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	1,015	1,080
[2]	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	1,000	1,060
[2]	GS Mortgage Securities Trust 2014-GC20	4.258%	4/10/47	20	21
[2]	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	1,107	1,181
[2]	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	380	401
[2]	GS Mortgage Securities Trust 2014-GC24	4.511%	9/10/47	270	282
[2]	GS Mortgage Securities Trust 2014-GC24	4.532%	9/10/47	410	392
[2]	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	500	521
[2]	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	1,030	1,089
[2]	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	939	970
[2]	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	677	708
[2]	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	300	314
[2]	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	99	106
[2]	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	888	934
[2]	GS Mortgage Securities Trust 2015-GC34	4.652%	10/10/48	310	327
[2]	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	530	542
[2]	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	130	144
[2]	GS Mortgage Securities Trust 2018-GS9	3.992%	3/10/51	10	11
[2]	GS Mortgage Securities Trust 2019-GC38	3.968%	2/10/52	200	220
[2]	GS Mortgage Securities Trust 2019-GC40	3.160%	7/10/52	110	114
[2]	GS Mortgage Securities Trust 2019-GS4	3.001%	9/1/52	400	409
[5]	GTP Acquisition Partners I LLC	2.350%	6/15/20	40	40
[2,5]	Hardee’s Funding HNGRY 2018-1	4.959%	6/20/48	49	50
[2,5]	Hardee’s Funding HNGRY 2018-1A	5.710%	6/20/48	731	776
[2,5]	Harley Marine Financing LLC Barge 2018-1	5.682%	5/15/43	464	404
[2]	Harley-Davidson Motorcycle Trust 2019-A	2.340%	2/15/24	1,230	1,233
[2]	Harley-Davidson Motorcycle Trust 2019-A	2.390%	11/15/26	270	271
[2,5]	Hertz Fleet Lease Funding LP 2018-1	3.230%	5/10/32	895	901
[2,5]	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	200	201
[2,5]	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	385	388
[2,5]	Hertz Vehicle Financing II LP 2018-1A	3.600%	2/25/24	320	326
[2,5]	Hilton USA Trust 2016-HHV	3.719%	11/5/38	80	84
[2,4,5]	Holmes Master Issuer plc 2018-1, 3M USD LIBOR + 0.360%	2.361%	10/15/54	624	624
[2,4,5]	Holmes Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	2.421%	10/15/54	617	617
[2]	Honda Auto Receivables 2017-4 Owner Trust	2.210%	3/21/24	260	261
[2]	Honda Auto Receivables 2018-3 Owner Trust	2.950%	8/22/22	560	566
[2]	Honda Auto Receivables 2018-3 Owner Trust	3.070%	11/21/24	210	214

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	Honda Auto Receivables 2018-4 Owner Trust	2.520%	6/21/23	3,060	3,088
[2]	Honda Auto Receivables 2018-4 Owner Trust	2.540%	3/21/25	620	629
[2]	Honda Auto Receivables 2018-4 Owner Trust	3.300%	7/15/25	200	206
[2]	Honda Auto Receivables 2019-1 Owner Trust	2.900%	6/18/24	230	235
[2]	Honda Auto Receivables 2019-3 Owner Trust	1.850%	8/15/25	500	497
[2,5]	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	3,030	3,111
[2,5]	HPEFS Equipment Trust 2019-1	2.190%	9/20/29	400	400
[2,5]	HPEFS Equipment Trust 2019-1	2.210%	9/20/29	100	100
[2,5]	HPEFS Equipment Trust 2019-1	2.320%	9/20/29	100	100
[2,5]	HPEFS Equipment Trust 2019-1	2.490%	9/20/29	100	100
[2,5]	HPEFS Equipment Trust 2019-1	2.720%	9/20/29	100	100
[2,5]	Hudson Yards 2019-30HY	3.228%	7/10/39	330	340
[2,5]	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	500	510
[2,5]	Hyundai Auto Lease Securitization Trust 2017-C	2.460%	7/15/22	160	160
[2,5]	Hyundai Auto Lease Securitization Trust 2019-A	2.980%	7/15/22	860	870
[2,5]	Hyundai Auto Lease Securitization Trust 2019-A	3.050%	12/15/22	140	142
[2,5]	Hyundai Auto Lease Securitization Trust 2019-B	2.040%	8/15/22	1,220	1,217
[2]	Hyundai Auto Receivables Trust 2019-A	2.710%	5/15/25	350	356
[2]	Hyundai Auto Receivables Trust 2019-A	2.940%	5/15/25	190	194
[2]	Hyundai Auto Receivables Trust 2019-B	1.940%	2/15/24	1,460	1,460
[2]	Hyundai Auto Receivables Trust 2019-B	2.000%	4/15/25	410	410
[2]	Hyundai Auto Receivables Trust 2019-B	2.210%	4/15/25	120	120
[2,5]	Hyundai Floorplan Master Owner Trust Series 2019-1A	2.680%	4/15/24	510	516
[2,4,5]	Invitation Homes 2017-SFR2 Trust, 1M USD LIBOR + 0.850%	2.587%	12/17/36	681	676
[2,4,5]	Invitation Homes 2017-SFR2 Trust, 1M USD LIBOR + 1.150%	2.887%	12/17/36	250	250
[2,4,5]	Invitation Homes 2018-SFR1 Trust, 1M USD LIBOR + 0.700%	2.437%	3/17/37	1,020	1,007
[2,4,5]	Invitation Homes 2018-SFR1 Trust, 1M USD LIBOR + 0.950%	2.687%	3/17/37	260	257
[2,5]	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	358	369
[2,5]	Jackson Park Trust 2019-LIC	2.766%	10/14/39	530	525
[2]	John Deere Owner Trust 2018-B	3.230%	6/16/25	340	348
[2]	John Deere Owner Trust 2018-B	3.000%	1/15/26	180	184
[2]	John Deere Owner Trust 2019-B	2.320%	5/15/26	350	351
[2,5]	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C1	4.608%	6/15/43	18	18
[2,5]	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	4.070%	11/15/43	58	58
[2,5]	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	5.599%	11/15/43	150	152
[2,5]	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	5.599%	11/15/43	170	173
[2,5]	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3	4.717%	2/15/46	561	573
[2,5]	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5	5.418%	8/15/46	100	104
[2,5]	JP Morgan Chase Commercial Mortgage Securities Trust 2011-RR1	4.717%	3/16/46	70	72
[2]	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6	3.507%	5/15/45	301	309
[2]	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	2.829%	10/15/45	339	344
[2,5]	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	3.424%	10/15/45	100	102
[2]	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX	4.271%	6/15/45	650	677
[2,5]	JP Morgan Chase Commercial Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	141	144
[2]	JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9	2.840%	12/15/47	755	767
[2]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	3.994%	1/15/46	350	368
[2]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	4.065%	1/15/46	170	176
[2]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.674%	12/15/46	210	216
[2]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.881%	12/15/46	60	63
[2]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	410	438
[2]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.517%	12/15/46	400	429
[2]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.962%	12/15/46	550	596
[2]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	5.027%	12/15/46	270	289
[2]	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	702	718
[2]	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20	3.461%	7/15/47	692	710
[2]	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	1,164	1,186
[2]	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	290	309
[2]	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.490%	7/15/50	310	327
[2]	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.664%	7/15/45	439	459
[2]	JPMBB Commercial Mortgage Securities Trust 2013-C12	4.039%	7/15/45	180	189
[2]	JPMBB Commercial Mortgage Securities Trust 2013-C14	3.761%	8/15/46	260	267
[2]	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.133%	8/15/46	300	318
[2]	JPMBB Commercial Mortgage Securities Trust 2013-C15	3.659%	11/15/45	75	77
[2]	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.131%	11/15/45	800	853
[2]	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.927%	11/15/45	430	464
[2]	JPMBB Commercial Mortgage Securities Trust 2013-C15	5.198%	11/15/45	340	365
[2]	JPMBB Commercial Mortgage Securities Trust 2013-C17	4.199%	1/15/47	497	532
[2]	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.079%	2/15/47	950	1,014
[2]	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.439%	2/15/47	300	320
[2]	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.810%	2/15/47	300	320
[2]	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.810%	2/15/47	150	158
[2]	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.997%	4/15/47	70	75
[2]	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.639%	11/15/47	1,204	1,272
[2]	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.231%	1/15/48	595	615
[2]	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.494%	1/15/48	1,030	1,080
[2]	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.179%	2/15/48	354	366
[2]	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.551%	7/15/48	580	610
[2]	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.822%	7/15/48	1,290	1,376
[2]	JPMBB Commercial Mortgage Securities Trust 2015-C30	4.226%	7/15/48	385	412

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.801%	8/15/48	590	629
[2]	JPMBB Commercial Mortgage Securities Trust 2015-C32	3.598%	11/15/48	270	285
[2]	JPMBB Commercial Mortgage Securities Trust 2015-C33	3.770%	12/15/48	513	549
[2]	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	700	752
[2]	JPMCC Commercial Mortgage Securities Trust 2017-JP7	3.454%	9/15/50	350	370
[2]	JPMDB Commercial Mortgage Securities Trust 2016-C4	3.141%	12/15/49	220	228
[2]	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.409%	10/15/50	160	169
[2]	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.211%	6/15/51	10	11
[2,5]	Kubota Credit Owner Trust 2018-1	3.210%	1/15/25	175	179
[2,4,5]	Lanark Master Issuer plc 2018-1A, 3M USD LIBOR + 0.420%	2.319%	12/22/69	496	496
[2,4]	Lanark Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	2.319%	12/22/69	313	314
[2,5]	Laurel Road Prime Student Loan Trust 2018-B	3.540%	5/26/43	849	876
[2,5]	LCCM Mortgage Trust 2014-A	3.388%	5/15/31	450	455
	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue 2010-ELL	3.450%	2/1/22	26	26
[2]	M Financial Securitized Term Auto Receivables Trust 2019-4	1.750%	7/16/24	1,200	1,194
[2,5]	Madison Avenue Trust 2013-650M	3.843%	10/12/32	295	298
[2]	MASTR Adjustable Rate Mortgages Trust 2004-3	4.275%	4/25/34	9	9
[2]	Mercedes-Benz Auto Lease Trust 2019-A	2.000%	10/17/22	890	890
[2]	Mercedes-Benz Auto Receivables Trust 2018-1	3.150%	10/15/24	340	349
[2]	Mercedes-Benz Auto Receivables Trust 2019-1	2.040%	1/15/26	590	589
[2,5]	Mercedes-Benz Master Owner Trust 2019-B	2.610%	5/15/24	1,890	1,914
[2]	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A2	3.407%	2/25/33	13	12
[2]	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A4	4.818%	7/25/33	7	7
[2,5]	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	675	678
[2,5]	MMAF Equipment Finance LLC 2018-A	3.390%	1/10/25	200	205
[2,5]	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	110	114
[2,5]	MMAF Equipment Finance LLC 2019-A	3.080%	11/12/41	220	226
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%	8/15/45	506	517
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.792%	8/15/45	50	52
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6	2.858%	11/15/45	119	120
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.081%	7/15/46	683	722
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.081%	7/15/46	70	71
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.960%	8/15/46	259	271
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.153%	8/15/46	580	615
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	3.824%	10/15/46	135	139
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	4.259%	10/15/46	80	85
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13	4.039%	11/15/46	200	212
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	2.918%	2/15/46	130	132
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	3.214%	2/15/46	60	61
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.102%	5/15/46	595	609
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%	2/15/47	450	478
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.384%	2/15/47	450	482
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	3.773%	4/15/47	769	812
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	4.051%	4/15/47	615	653
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	4.909%	4/15/47	50	54
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%	6/15/47	1,004	1,061
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.094%	6/15/47	230	243
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.337%	6/15/47	660	698
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.770%	6/15/47	300	315
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	3.741%	8/15/47	620	653
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	4.011%	8/15/47	160	169
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.923%	10/15/47	490	521
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.326%	12/15/47	450	461
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.526%	12/15/47	440	461
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.069%	2/15/48	560	572
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.249%	2/15/48	780	808
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.451%	7/15/50	240	251
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.719%	7/15/50	822	872
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.479%	5/15/48	420	440
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.732%	5/15/48	1,350	1,434
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	1,455	1,539
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.325%	5/15/49	2,279	2,371
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	4.749%	5/15/49	40	42
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.720%	12/15/49	2,904	3,097
[2]	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	490	520
[2]	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	380	386
[2]	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	60	62
[2,5]	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	411	419
[2,5]	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	675	709
[2,5]	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	600	611
[2,5]	Morgan Stanley Capital I Trust 2015-420	3.727%	10/12/50	696	729
[2]	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	916	980

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	Morgan Stanley Capital I Trust 2015-UBS8	4.586%	12/15/48	350	367
[2]	Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	400	414
[2]	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	1,054	1,065
[2]	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	963	1,019
[2]	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	140	148
[2]	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	195	209
[2]	Morgan Stanley Capital I Trust 2018-H4	4.247%	12/15/51	440	482
[2]	Morgan Stanley Capital I Trust 2019-L3	3.127%	11/15/29	440	454
[2]	Morgan Stanley Mortgage Loan Trust 2006-8AR	3.985%	6/25/36	76	75
[2,4,5]	Motor plc 2017-1A, 1M USD LIBOR + 0.530%	2.322%	9/25/24	336	335
[2,5]	MSBAM Commercial Mortgage Securities Trust 2012-CKSV	3.277%	10/15/30	885	892
[2,4,5]	Navient Student Loan Trust 2016-3, 1M USD LIBOR + 0.850%	2.642%	6/25/65	68	68
[2,4,5]	Navient Student Loan Trust 2016-6A, 1M USD LIBOR + 0.750%	2.542%	3/25/66	451	452
[2,5]	Navient Student Loan Trust 2017-A	2.880%	12/16/58	440	445
[2,5]	Navient Student Loan Trust 2018-BA	3.430%	12/15/59	1,341	1,347
[2,5]	Navient Student Loan Trust 2018-BA	3.610%	12/15/59	560	576
[2,5]	Navient Student Loan Trust 2018-BA	4.000%	12/15/59	2,230	2,317
[2,5]	Navient Student Loan Trust 2018-CA	3.520%	6/16/42	1,480	1,525
[2,5]	Navient Student Loan Trust 2018-DA	4.000%	12/15/59	1,360	1,406
[2,5]	Navient Student Loan Trust 2019-B	3.390%	12/15/59	560	575
[4]	New Mexico Educational Assistance Foundation 2013-1, 1M USD LIBOR + 0.700%	2.408%	1/2/25	179	178
[2]	Nissan Auto Lease Trust 2018-B	3.350%	9/15/23	380	385
[2]	Nissan Auto Lease Trust 2019-A	2.760%	3/15/22	730	737
[2]	Nissan Auto Lease Trust 2019-A	2.780%	7/15/24	360	364
[2]	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	540	541
[2]	Nissan Auto Receivables 2019-A Owner Trust	3.160%	12/16/24	340	349
[2]	Nissan Auto Receivables 2019-A Owner Trust	3.000%	9/15/25	280	288
[2]	Nissan Auto Receivables 2019-B Owner Trust	2.500%	11/15/23	3,150	3,182
[2]	Nissan Auto Receivables 2019-B Owner Trust	2.540%	12/15/25	610	619
[2,5]	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	225	228
[2,5]	One Bryant Park 2019 - OBP A	2.516%	9/15/54	530	514
[2,5]	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	200	201
[2,4,5]	Pepper Residential Securities Trust 2017-A, 1M USD LIBOR + 1.100%	2.815%	3/10/58	2	2
[2,4,5]	Pepper Residential Securities Trust 2018-A, 1M USD LIBOR + 0.950%	2.686%	3/12/47	9	9
[2,4,5]	Pepper Residential Securities Trust 2021-A1U, 1M USD LIBOR + 0.880%	2.620%	1/16/60	696	695
[2,4,5]	Pepper Residential Securities Trust 2022-A1U, 1M USD LIBOR + 1.000%	2.765%	6/20/60	346	347
[2,4,5]	Pepper Residential Securities Trust 2023-A1U, 1M USD LIBOR + 0.950%	2.695%	8/18/60	263	263
[2,4,5]	Permanent Master Issuer plc 2018-1A, 3M USD LIBOR + 0.380%	2.366%	7/15/58	410	412
[2,5]	PFS Financing Corp 2017-B	2.220%	7/15/22	530	531
[2,5]	PFS Financing Corp. 2017-D	2.400%	10/17/22	850	852
[2,5]	PFS Financing Corp. 2018-D	3.190%	4/17/23	370	375
[2,4,5]	PHEAA Student Loan Trust 2016-2A, 1M USD LIBOR + 0.950%	2.742%	11/25/65	550	547
[2,5]	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	612	611
[2,5]	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	230	230
[2,5]	Progress Residential 2017-SFR2 Trust	2.897%	12/17/34	389	387
[2,5]	Progress Residential 2017-SFR2 Trust	3.196%	12/17/34	100	100
[2,5]	Progress Residential 2018-SFR1 Trust	3.255%	3/17/35	559	562
[2,5]	Progress Residential 2018-SFR1 Trust	3.484%	3/17/35	100	100
[2,5]	Progress Residential 2018-SFR3 Trust	3.880%	10/17/35	999	1,018
[2]	Public Service New Hampshire Funding LLC 2018-1	3.094%	2/1/26	187	190
[2,4,5]	Resimac Premier Series 2018-1A, 1M USD LIBOR + 0.800%	2.515%	11/10/49	576	576
[2,4,5]	Resimac Premier Series 2018-1NCA, 1M USD LIBOR + 0.850%	2.554%	12/5/59	790	791
[2,4,5]	Resimac Premier Series 2018-2, 1M USD LIBOR + 0.850%	2.565%	4/10/50	101	101
[2]	RFMSI Series 2006-SA2 Trust	5.119%	8/25/36	217	182
[2]	RFMSI Series 2006-SA3 Trust	5.227%	9/25/36	72	63
[2]	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	100	101
[2]	Santander Drive Auto Receivables Trust 2017-3	2.760%	12/15/22	150	150
[2]	Santander Drive Auto Receivables Trust 2018-1	2.960%	3/15/24	920	925
[2]	Santander Drive Auto Receivables Trust 2018-1	3.320%	3/15/24	400	404
[2]	Santander Drive Auto Receivables Trust 2018-3	3.290%	10/17/22	840	841
[2]	Santander Drive Auto Receivables Trust 2018-3	4.070%	8/15/24	1,390	1,423
[2]	Santander Drive Auto Receivables Trust 2018-4	3.980%	12/15/25	780	800
[2]	Santander Drive Auto Receivables Trust 2018-5	4.190%	12/16/24	1,250	1,284
[2,5]	Santander Retail Auto Lease Trust 2017-A	2.680%	1/20/22	140	140
[2,5]	Santander Retail Auto Lease Trust 2018-A	2.930%	5/20/21	404	405
[2,5]	Santander Retail Auto Lease Trust 2018-A	3.060%	4/20/22	310	312
[2,5]	Santander Retail Auto Lease Trust 2018-A	3.200%	4/20/22	270	272
[2,5]	Santander Retail Auto Lease Trust 2018-A	3.490%	5/20/22	620	625
[2,5]	Santander Retail Auto Lease Trust 2019-A	2.770%	6/20/22	1,860	1,882
[5]	SBA Tower Trust	3.156%	10/8/20	270	270
[2,5]	Securitized Term Auto Receivables Trust 2018-1A	3.298%	11/25/22	160	163
[2,5]	Securitized Term Auto Receivables Trust 2018-2A	3.544%	6/26/23	230	236
[2,5]	SLM Private Education Loan Trust 2011-C	4.540%	10/17/44	26	26
[2,5]	SLM Private Education Loan Trust 2013-B	3.000%	5/16/44	226	226
[2,5]	SLM Private Education Loan Trust 2014-A	3.500%	11/15/44	100	101
[2]	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	110	110
[2,5]	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	208	210
[2,4,5]	SMB Private Education Loan Trust 2016-B, 1M USD LIBOR + 1.450%	3.190%	2/17/32	193	195
[2,4,5]	SMB Private Education Loan Trust 2016-C, 1M USD LIBOR + 1.100%	2.840%	9/15/34	211	213
[2,4,5]	SMB Private Education Loan Trust 2017-A, 1M USD LIBOR + 0.900%	2.640%	9/15/34	235	235
[2,5]	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	435	440
[2,5]	SMB Private Education Loan Trust 2018-A	3.500%	2/15/36	1,450	1,512
[2,5]	SMB Private Education Loan Trust 2018-B	3.600%	1/15/37	770	796
[2,5]	SMB Private Education Loan Trust 2018-C	3.630%	11/15/35	1,010	1,044
[2,5]	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	124	125

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,5]	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	150	150
[2,5]	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	105	105
[2,4,5]	SoFi Professional Loan Program 2016-D LLC, 1M USD LIBOR + 0.950%	2.742%	1/25/39	39	39
[2,5]	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	42	42
[2,5]	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	290	294
[2,4,5]	SoFi Professional Loan Program 2017-C LLC, 1M USD LIBOR + 0.600%	2.392%	7/25/40	23	23
[2,5]	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	184	185
[2,5]	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	250	252
[2,5]	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	310	313
[2,5]	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	296	296
[2,5]	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	390	394
[2,5]	SoFi Professional Loan Program 2018-B LLC	3.340%	8/25/47	780	795
[2,5]	SoFi Professional Loan Program 2018-C LLC	3.590%	1/25/48	1,600	1,648
[2,5]	SoFi Professional Loan Program 2018-D LLC	3.600%	2/25/48	1,150	1,188
[2,5]	SoFi Professional Loan Program 2019-B LLC	3.090%	8/17/48	520	525
[2,5]	Stack Infrastructure Issuer LLC 2019-1A	4.540%	2/25/44	431	451
[2]	Synchrony Card Issuance Trust 2018-A1	3.380%	9/15/24	980	1,002
[2]	Synchrony Card Issuance Trust 2019-2A	2.340%	6/15/25	1,600	1,614
[2]	Synchrony Credit Card Master Note Trust 2016-2	2.950%	5/15/24	280	281
[2]	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	1,945	1,975
[2]	Synchrony Credit Card Master Note Trust 2017-2	2.820%	10/15/25	290	293
[2]	Synchrony Credit Card Master Note Trust 2017-2	3.010%	10/15/25	380	384
[2,5]	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	205	206
[2,5]	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	88	92
[2,5]	Taco Bell Funding LLC 2018-1	4.940%	11/25/48	148	160
[2,5]	Tesla Auto Lease Trust 2018-A	2.160%	10/20/22	1,400	1,399
[2,5]	Tesla Auto Lease Trust 2018-A	2.200%	11/21/22	400	400
[2,5]	Tesla Auto Lease Trust 2018-B	3.710%	8/20/21	2,807	2,846
[2,5]	Tesla Auto Lease Trust 2018-B	4.120%	10/20/21	360	367
[2,5]	Tesla Auto Lease Trust 2018-B	4.360%	10/20/21	230	236
[2,5]	Textainer Marine Containers Limited 2019-A	3.960%	4/20/44	350	353
[2,5]	Tidewater Auto Receivables Trust 2018-AA	3.120%	7/15/22	119	120
[2,5]	Tidewater Auto Receivables Trust 2018-AA	3.450%	11/15/24	130	131
[2,5]	Tidewater Auto Receivables Trust 2018-AA	3.840%	11/15/24	140	142
[2,5]	Tidewater Auto Receivables Trust 2018-AA	4.300%	11/15/24	100	103
[2,5]	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	640	670
[2]	Toyota Auto Receivables 2017-D Owner Trust	2.120%	2/15/23	70	70
[2]	Toyota Auto Receivables 2018-A Owner Trust	2.350%	5/16/22	1,304	1,308
[2]	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	190	192
[2]	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	360	367
[2]	Toyota Auto Receivables 2018-C Owner Trust	3.020%	12/15/22	840	853
[2]	Toyota Auto Receivables 2018-C Owner Trust	3.130%	2/15/24	360	370
[2]	Toyota Auto Receivables 2019-A Owner Trust	3.000%	5/15/24	190	195
[2]	Toyota Auto Receivables 2019-C Owner Trust	1.910%	9/15/23	1,540	1,539
[2]	Toyota Auto Receivables 2019-D Owner Trust	1.990%	2/18/25	300	300
[2,5]	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	1,050	1,050
[2,5]	Trafigura Securitisation Finance plc 2018-1A	3.730%	3/15/22	1,500	1,530
[2,5]	Trillium Credit Card Trust II 2019-2A	3.038%	1/26/24	1,550	1,567
[2,5]	Trinity Rail Leasing LP 2018-1A	4.620%	6/17/48	740	785
[2,5]	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	62	62
[2,5]	Triton Container Finance LLC 2018-A2	4.190%	6/22/43	969	985
[2]	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	30	31
[2]	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	280	300
[2]	UBS Commercial Mortgage Trust 2019-C16	3.460%	4/15/52	167	176
[2,5]	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	606	621
[2]	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	223	226
[2]	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	150	154
[2]	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	50	52
[2]	UBS-Barclays Commercial Mortgage Trust 2019-C18	3.035%	12/15/52	300	307
[2]	USAA Auto Owner Trust 2019-1	2.160%	7/17/23	450	452
[2,5]	Vantage Data Centers LLC 2018-1A	4.072%	2/16/43	393	409
[2,5]	Vantage Data Centers LLC 2019-1A	3.188%	7/15/44	199	200
[2,5]	Verizon Owner Trust 2017-3	2.380%	4/20/22	430	431
[2,5]	Verizon Owner Trust 2017-3	2.530%	4/20/22	490	491
[2,5]	Verizon Owner Trust 2018-1	2.820%	9/20/22	423	425
[2,5]	Verizon Owner Trust 2018-1	3.050%	9/20/22	670	676
[2]	Verizon Owner Trust 2018-A	3.230%	4/20/23	500	508
[2]	Verizon Owner Trust 2019-A	2.930%	9/20/23	610	618
[2]	Verizon Owner Trust 2019-A	1.940%	4/22/24	1,580	1,578
[2,5]	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	297	302
[2,5]	VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	270	273
[2,5]	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	80	81
[2,5]	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	60	61
[2]	Volkswagen Auto Loan Enhanced Trust 2018-1	3.020%	11/21/22	530	536
[2]	Volkswagen Auto Loan Enhanced Trust 2018-1	3.150%	7/22/24	220	225
[2]	Volkswagen Auto Loan Enhanced Trust 2018-2	3.330%	2/20/25	220	227
[2]	WaMu Mortgage Pass-Through Certificates Series 2002-AR18 Trust	4.100%	1/25/33	6	6
[2]	WaMu Mortgage Pass-Through Certificates Series 2003-AR7 Trust	4.434%	8/25/33	6	6
[2]	WaMu Mortgage Pass-Through Certificates Series 2003-AR9 Trust	4.322%	9/25/33	9	9
[2]	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	675	687
[2]	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	40	41
[2]	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	143	147
[2]	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	777	824
[2]	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.284%	7/15/46	110	116
[2]	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	1,420	1,505
[2]	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	200	210

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	350	367
[2]	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	220	223
[2]	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	870	911
[2]	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	675	700
[2]	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	666	687
[2]	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	1,990	2,091
[2]	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	1,445	1,534
[2]	Wells Fargo Commercial Mortgage Trust 2015-C29	4.222%	6/15/48	270	282
[2]	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	484	507
[2]	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	420	447
[2]	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	350	373
[2]	Wells Fargo Commercial Mortgage Trust 2015-C30	4.497%	9/15/58	270	283
[2]	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	899	965
[2]	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	275	295
[2]	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.534%	9/15/58	315	333
[2]	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	897	957
[2]	Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.652%	8/15/49	920	927
[2]	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	1,344	1,424
[2]	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%	12/15/49	260	273
[2]	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	240	259
[2]	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	520	551
[2]	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%	9/15/50	120	124
[2]	Wells Fargo Commercial Mortgage Trust 2017-C39	3.418%	9/15/50	1,650	1,743
[2]	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	1,150	1,228
[2]	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	790	837
[2]	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	375	400
[2]	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	194	207
[2]	Wells Fargo Commercial Mortgage Trust 2018-C43	4.012%	3/15/51	710	779
[2]	Wells Fargo Commercial Mortgage Trust 2018-C43	4.514%	3/15/51	80	83
[2]	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	290	322
[2]	Wells Fargo Commercial Mortgage Trust 2018-C47	4.365%	9/15/61	1,160	1,284
[2]	Wells Fargo Commercial Mortgage Trust 2018-C48	4.245%	1/15/52	670	737
[2]	Wells Fargo Commercial Mortgage Trust 2019-C49	3.933%	3/15/52	210	228
[2]	Wells Fargo Commercial Mortgage Trust 2019-C49	4.023%	3/15/52	210	232
[2]	Wells Fargo Commercial Mortgage Trust 2019-C50	3.635%	5/15/52	230	246
[2]	Wells Fargo Commercial Mortgage Trust 2019-C52	2.892%	8/15/52	440	447
[2]	Wells Fargo Commercial Mortgage Trust 2019-C54	3.146%	12/15/52	560	580
[2]	Wells Fargo Mortgage Backed Securities 2006-AR14 Trust	4.556%	10/25/36	110	107
[2,5]	Wendys Funding LLC 2015-1A	4.497%	6/15/45	144	146
[2,5]	Wendys Funding LLC 2018-1	3.573%	3/15/48	157	157
[2,5]	WFLD 2014-MONT Mortgage Trust	3.755%	8/10/31	875	919
[2,5]	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	274	279
[2]	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	265	269
[2]	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	274	281
[2]	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	135	140
[2]	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	102	104
[2]	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	512	520
[2]	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	70	72
[2]	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	50	51
[2]	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	372	382
[2]	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	355	376
[2]	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	350	375
[2]	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	67	69
[2]	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	230	244
[2]	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	131	134
[2]	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	665	710
[2]	WFRBS Commercial Mortgage Trust 2013-C18	4.692%	12/15/46	140	151
[2]	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	780	820
[2]	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	530	567
[2]	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	965	1,028
[2]	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	280	293
[2]	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	90	91
[2]	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	31	32
[2]	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	989	1,044
[2]	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	170	179
[2]	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	300	304
[2]	WFRBS Commercial Mortgage Trust 2014-C23	3.650%	10/15/57	531	558
[2]	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	340	363
[2]	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	542	572
[2]	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	60	63
[2]	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	1,203	1,280
[2]	World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	410	415

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	World Omni Auto Receivables Trust 2018-A	2.890%	4/15/25	220	223
[2]	World Omni Auto Receivables Trust 2018-D	3.440%	12/16/24	130	135
[2]	World Omni Auto Receivables Trust 2019-A	3.220%	6/16/25	230	237
[2]	World Omni Auto Receivables Trust 2019-B	2.860%	6/16/25	170	173
[2]	World Omni Automobile Lease Securitization Trust 2018-B	3.190%	12/15/21	690	698
[2]	World Omni Automobile Lease Securitization Trust 2019-B	2.030%	11/15/22	1,250	1,249
[2]	World Omni Automobile Lease Securitization Trust 2019-B	3.240%	7/15/24	150	153
[2,5]	World Omni Select Auto Trust A Series 2018-1 A3	3.460%	3/15/23	410	413
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $402,808)					411,673
Corporate Bonds (61.7%)
Finance (26.3%)
	Banking (23.0%)
[6]	ABN AMRO Bank NV	6.375%	4/27/21	450	547
[5]	ABN AMRO Bank NV	3.400%	8/27/21	1,600	1,634
	Ally Financial Inc.	4.125%	3/30/20	30	30
	Ally Financial Inc.	4.125%	2/13/22	100	103
	Ally Financial Inc.	3.875%	5/21/24	140	146
	Ally Financial Inc.	5.750%	11/20/25	150	168
	American Express Co.	3.700%	11/5/21	2,050	2,111
	American Express Co.	2.750%	5/20/22	808	821
	American Express Co.	3.700%	8/3/23	3,342	3,517
	American Express Co.	2.500%	7/30/24	1,130	1,142
	American Express Credit Corp.	2.250%	5/5/21	218	219
[5]	ANZ New Zealand International Ltd.	2.200%	7/17/20	725	726
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	1,085	1,104
[4,7]	Australia & New Zealand Banking Group Ltd., 3M Australian Bank Bill Rate +2.700%	3.602%	5/17/26	250	179
[5]	Banco Santander Chile	2.500%	12/15/20	2,060	2,061
	Banco Santander SA	3.125%	2/23/23	200	204
	Banco Santander SA	2.706%	6/27/24	1,600	1,621
	Bank of America Corp.	2.625%	10/19/20	1,082	1,087
	Bank of America Corp.	2.625%	4/19/21	2,700	2,724
[2]	Bank of America Corp.	2.369%	7/21/21	5,225	5,236
[2]	Bank of America Corp.	2.328%	10/1/21	4,595	4,601
[2]	Bank of America Corp.	2.738%	1/23/22	1,000	1,007
[2,6]	Bank of America Corp.	0.736%	2/7/22	450	509
[2]	Bank of America Corp.	3.124%	1/20/23	1,035	1,053
[2]	Bank of America Corp.	2.816%	7/21/23	500	507
	Bank of America Corp.	3.004%	12/20/23	4,148	4,239
	Bank of America Corp.	4.125%	1/22/24	1,475	1,587
[2]	Bank of America Corp.	3.550%	3/5/24	3,189	3,299
[2]	Bank of America Corp.	3.864%	7/23/24	500	526
[2]	Bank of America Corp.	2.456%	10/22/25	750	752
	Bank of Montreal	2.900%	3/26/22	1,940	1,975
	Bank of Montreal	3.300%	2/5/24	2,650	2,759
[2]	Bank of Montreal	4.338%	10/5/28	375	396
	Bank of New York Mellon Corp.	2.050%	5/3/21	334	335
	Bank of New York Mellon Corp.	2.950%	1/29/23	136	140
[2]	Bank of New York Mellon Corp.	2.661%	5/16/23	150	152
	Bank of New York Mellon Corp.	3.450%	8/11/23	830	870
	Bank of Nova Scotia	2.500%	1/8/21	945	950
	Bank of Nova Scotia	4.375%	1/13/21	290	297
[6]	Banque Federative du Credit Mutuel SA	0.125%	8/30/21	500	563
[8]	Banque Federative du Credit Mutuel SA	1.375%	12/20/21	500	666
[5]	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	1,090	1,106
[5]	Banque Federative du Credit Mutuel SA	2.125%	11/21/22	1,250	1,250
[5]	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	2,180	2,287
[8]	Barclays Bank plc	10.000%	5/21/21	1,417	2,090
[2]	Barclays plc	4.610%	2/15/23	350	365
[2]	Barclays plc	3.932%	5/7/25	625	657
[2,5]	BNP Paribas SA	2.819%	11/19/25	1,560	1,571
[7]	BPCE SA	3.500%	4/24/20	700	494
	BPCE SA	2.750%	12/2/21	575	583
[4,7]	BPCE SA, 3M Australian Bank Bill Rate +1.100%	1.985%	4/26/23	660	465
[4,7]	BPCE SA, 3M Australian Bank Bill Rate +1.300%	2.183%	4/24/20	430	302
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	855	865
[2]	Canadian Imperial Bank of Commerce	2.606%	7/22/23	4,830	4,874
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	4,435	4,655
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	520	535
	Capital One Financial Corp.	3.050%	3/9/22	1,140	1,163
	Capital One NA	2.250%	9/13/21	450	451
	Citibank NA	2.850%	2/12/21	6,790	6,845
[4,7]	Citibank NA, 3M Australian Bank Bill Rate +0.750%	1.634%	5/20/22	500	351
	Citigroup Inc.	2.700%	3/30/21	325	327
[6]	Citigroup Inc.	0.500%	1/29/22	295	335
	Citigroup Inc.	2.750%	4/25/22	1,610	1,636
[2]	Citigroup Inc.	2.312%	11/4/22	1,150	1,153
[2]	Citigroup Inc.	2.876%	7/24/23	1,440	1,464
[8]	Citigroup Inc.	2.750%	1/24/24	270	374
[2]	Citigroup Inc.	4.044%	6/1/24	1,020	1,080
[4,7]	Citigroup Inc., 3M Australian Bank Bill Rate +1.550%	2.477%	5/4/21	1,137	807
	Citizens Bank NA	3.250%	2/14/22	1,125	1,152
	Comerica Inc.	3.700%	7/31/23	865	908
	Commonwealth Bank of Australia	2.300%	3/12/20	510	510
[5]	Commonwealth Bank of Australia	2.750%	3/10/22	1,485	1,510
[5]	Commonwealth Bank of Australia	2.500%	9/18/22	1,862	1,894
[5]	Commonwealth Bank of Australia	3.450%	3/16/23	1,554	1,618
[5]	Commonwealth Bank of Australia	3.350%	6/4/24	1,000	1,045
[4,7]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate +2.650%	3.536%	6/3/26	100	72
	Cooperatieve Rabobank UA	2.750%	1/10/23	800	813
[5]	Cooperatieve Rabobank UA	3.875%	9/26/23	1,750	1,844
	Cooperatieve Rabobank UA	4.625%	12/1/23	2,434	2,639
[5]	Cooperatieve Rabobank UA	2.625%	7/22/24	675	682
[4,7]	Cooperatieve Rabobank UA, 3M Australian Bank Bill Rate +2.500%	3.360%	7/2/25	892	631
[7]	Cooperatieve Rabobank UA	5.000%	7/2/25	300	214
	Credit Suisse AG	2.100%	11/12/21	2,700	2,706
[2,5]	Credit Suisse Group AG	4.207%	6/12/24	2,000	2,109
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	2,410	2,431
[6]	Credit Suisse Group Funding Guernsey Ltd.	1.250%	4/14/22	295	339
[5]	Danske Bank A/S	2.750%	9/17/20	572	574
[6]	Danske Bank A/S	0.500%	5/6/21	991	1,121
[5]	Danske Bank A/S	2.000%	9/8/21	800	795
[6]	Danske Bank A/S	1.375%	5/24/22	295	339
[2,5]	Danske Bank A/S	3.001%	9/20/22	1,000	1,009
[5]	Danske Bank A/S	3.875%	9/12/23	1,000	1,036
[5]	DNB Bank ASA	2.150%	12/2/22	1,500	1,503
	Fifth Third Bancorp	3.650%	1/25/24	900	947
	Fifth Third Bank	2.250%	6/14/21	686	689
	Fifth Third Bank	2.875%	10/1/21	510	518
	First Republic Bank	2.500%	6/6/22	2,265	2,286
	Goldman Sachs Group Inc.	2.750%	9/15/20	1,490	1,497
	Goldman Sachs Group Inc.	2.600%	12/27/20	5,505	5,515
	Goldman Sachs Group Inc.	2.875%	2/25/21	8,333	8,411
	Goldman Sachs Group Inc.	2.625%	4/25/21	2,305	2,321
	Goldman Sachs Group Inc.	2.350%	11/15/21	1,375	1,380
	Goldman Sachs Group Inc.	5.750%	1/24/22	2,828	3,026

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	3.000%	4/26/22	1,557	1,577
[6]	Goldman Sachs Group Inc.	1.375%	7/26/22	295	343
[2]	Goldman Sachs Group Inc.	2.876%	10/31/22	1,433	1,450
[2]	Goldman Sachs Group Inc.	2.908%	6/5/23	807	820
[2]	Goldman Sachs Group Inc.	2.905%	7/24/23	128	130
	Goldman Sachs Group Inc.	3.625%	2/20/24	1,820	1,910
	Goldman Sachs Group Inc.	4.000%	3/3/24	200	212
	Goldman Sachs Group Inc.	3.850%	7/8/24	600	633
	Goldman Sachs Group Inc.	3.500%	1/23/25	295	310
[4,7]	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate +1.200%	2.080%	8/26/20	540	380
[4,7]	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate +1.200%	2.102%	5/16/23	300	211
[4,7]	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate +1.370%	2.261%	9/8/21	520	368
	HSBC Holdings plc	2.950%	5/25/21	3,665	3,709
	HSBC Holdings plc	2.650%	1/5/22	1,735	1,754
	HSBC Holdings plc	4.000%	3/30/22	300	312
[2]	HSBC Holdings plc	3.262%	3/13/23	1,605	1,640
	HSBC Holdings plc	3.600%	5/25/23	920	957
[2]	HSBC Holdings plc	3.033%	11/22/23	3,780	3,857
[2]	HSBC Holdings plc	3.950%	5/18/24	1,455	1,526
[2]	HSBC Holdings plc	3.803%	3/11/25	3,585	3,762
[2]	HSBC Holdings plc	2.633%	11/7/25	1,029	1,027
	Huntington National Bank	2.375%	3/10/20	525	525
	Huntington National Bank	2.875%	8/20/20	819	823
	Huntington National Bank	2.500%	8/7/22	1,460	1,476
	Huntington National Bank	3.550%	10/6/23	1,160	1,214
[5]	ING Bank NV	2.050%	8/15/21	500	500
[5]	Intesa Sanpaolo SPA	3.250%	9/23/24	2,000	2,007
	JPMorgan Chase & Co.	2.550%	10/29/20	1,957	1,963
	JPMorgan Chase & Co.	2.550%	3/1/21	3,291	3,309
[6]	JPMorgan Chase & Co.	2.625%	4/23/21	445	518
	JPMorgan Chase & Co.	2.295%	8/15/21	245	245
	JPMorgan Chase & Co.	4.500%	1/24/22	700	734
[2]	JPMorgan Chase & Co.	3.514%	6/18/22	3,475	3,549
	JPMorgan Chase & Co.	3.250%	9/23/22	1,215	1,256
	JPMorgan Chase & Co.	2.972%	1/15/23	3,391	3,457
[2]	JPMorgan Chase & Co.	3.207%	4/1/23	1,140	1,165
[2]	JPMorgan Chase & Co.	2.776%	4/25/23	2,965	3,000
	JPMorgan Chase & Co.	2.700%	5/18/23	947	964
[2]	JPMorgan Chase & Co.	3.559%	4/23/24	1,345	1,402
[2]	JPMorgan Chase & Co.	4.023%	12/5/24	1,490	1,587
[2]	JPMorgan Chase & Co.	2.301%	10/15/25	3,750	3,745
[2]	JPMorgan Chase Bank NA	3.086%	4/26/21	1,965	1,972
	KeyBank NA	2.500%	11/22/21	250	253
	KeyBank NA	2.300%	9/14/22	420	424
[6]	Leeds Building Society	2.625%	4/1/21	400	464
[6]	Lloyds Banking Group plc	0.750%	11/9/21	450	512
	Lloyds Banking Group plc	4.050%	8/16/23	1,450	1,530
[2]	Lloyds Banking Group plc	2.907%	11/7/23	2,800	2,841
	Macquarie Bank Ltd.	6.625%	4/7/21	170	179
[7]	Macquarie Bank Ltd.	1.750%	6/21/22	90	63
[4,7]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate +0.750%	1.672%	6/21/22	1,200	843
[7]	Macquarie Group Ltd.	3.250%	12/15/22	400	287
[2]	Macquarie Group Ltd.	3.189%	11/28/23	960	980
[2,5]	Macquarie Group Ltd.	3.189%	11/28/23	275	281
[4,7]	Macquarie Group Ltd., 3M Australian Bank Bill Rate +1.150%	2.045%	12/15/22	1,150	809
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	675	683
[4]	Manufacturers & Traders Trust Co., 3M USD LIBOR + 0.640%	2.547%	12/1/21	245	245
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	983	993
	Mitsubishi UFJ Financial Group Inc.	3.535%	7/26/21	535	547
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	470	471
	Mitsubishi UFJ Financial Group Inc.	3.218%	3/7/22	3,405	3,484
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	2,210	2,238
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	4,898	4,968
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	3,990	4,191
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	200	201
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	2,965	3,091
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	2,160	2,199
[5]	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	460	462
[5]	Mizuho Bank Ltd.	2.950%	10/17/22	480	490
	Mizuho Financial Group Inc.	2.273%	9/13/21	460	461
	Mizuho Financial Group Inc.	2.953%	2/28/22	715	727
[2]	Mizuho Financial Group Inc.	2.721%	7/16/23	2,000	2,019
	Morgan Stanley	2.650%	1/27/20	922	922
	Morgan Stanley	2.800%	6/16/20	1,244	1,249
	Morgan Stanley	2.500%	4/21/21	449	451
	Morgan Stanley	5.500%	7/28/21	800	842
	Morgan Stanley	2.625%	11/17/21	6,885	6,962
	Morgan Stanley	2.750%	5/19/22	2,910	2,961
	Morgan Stanley	3.125%	1/23/23	4,905	5,038
	Morgan Stanley	3.750%	2/25/23	575	601
[2]	Morgan Stanley	2.720%	7/22/25	870	878
[5]	MUFG Bank Ltd.	2.300%	3/5/20	1,840	1,841
[5]	MUFG Bank Ltd.	2.750%	9/14/20	2,357	2,368
[5]	MUFG Bank Ltd.	2.850%	9/8/21	700	708
	MUFG Union Bank NA	3.150%	4/1/22	3,350	3,425
	MUFG Union Bank NA	2.100%	12/9/22	1,000	1,002
[5]	National Bank of Canada	2.150%	10/7/22	1,500	1,499
[2,5]	Nationwide Building Society	3.766%	3/8/24	200	206
	PNC Bank NA	2.450%	11/5/20	439	441
	PNC Bank NA	2.550%	12/9/21	785	792
	PNC Bank NA	2.625%	2/17/22	4,309	4,354
	PNC Bank NA	2.700%	11/1/22	1,080	1,090
[2]	PNC Bank NA	2.028%	12/9/22	940	941
	PNC Bank NA	3.800%	7/25/23	500	524
	PNC Bank NA	3.300%	10/30/24	800	832
	PNC Financial Services Group Inc.	2.854%	11/9/22	493	502
	Regions Financial Corp.	2.750%	8/14/22	395	402
	Royal Bank of Canada	2.150%	10/26/20	1,202	1,204
	Royal Bank of Canada	3.700%	10/5/23	1,175	1,239
	Royal Bank of Canada	2.550%	7/16/24	2,914	2,957
	Royal Bank of Canada	2.250%	11/1/24	2,430	2,441
	Royal Bank of Scotland Group plc	3.875%	9/12/23	200	209
[2]	Royal Bank of Scotland Group plc	4.519%	6/25/24	300	318
[2]	Royal Bank of Scotland Group plc	4.269%	3/22/25	1,600	1,697
	Santander Holdings USA Inc.	3.700%	3/28/22	1,995	2,049
	Santander Holdings USA Inc.	3.400%	1/18/23	1,480	1,517
	Santander Holdings USA Inc.	3.500%	6/7/24	1,000	1,028
[2]	Santander UK Group Holdings plc	3.373%	1/5/24	2,017	2,060
[2]	Santander UK Group Holdings plc	4.796%	11/15/24	820	884
	Santander UK plc	3.750%	11/15/21	1,250	1,288
[5]	Santander UK plc	5.000%	11/7/23	350	379
	Santander UK plc	4.000%	3/13/24	940	1,001
[2,6]	Skandinaviska Enskilda Banken AB	2.500%	5/28/26	570	658
	State Street Corp.	3.700%	11/20/23	1,000	1,063
[2]	State Street Corp.	2.354%	11/1/25	1,330	1,332
	Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	460	461
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	2,969	2,989
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	3,002	3,053
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	1,380	1,401
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	2,205	2,255
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	2,320	2,431
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	150	159
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	4,310	4,368
[4,7]	Sumitomo Mitsui Financial Group Inc.,3M Australian Bank Bill Rate +1.270%	2.190%	3/29/22	1,227	867
	Svenska Handelsbanken AB	2.450%	3/30/21	1,300	1,307
	Svenska Handelsbanken AB	1.875%	9/7/21	855	853
[6]	Svenska Handelsbanken AB	4.375%	10/20/21	450	546
[7]	Svenska Handelsbanken AB	3.250%	9/27/23	390	287
	Svenska Handelsbanken AB	3.900%	11/20/23	1,225	1,311
[8]	Swedbank AB	1.250%	12/29/21	590	781
[8]	Swedbank AB	1.625%	12/28/22	1,120	1,494
	Synchrony Bank	3.000%	6/15/22	745	759
	Toronto-Dominion Bank	3.250%	6/11/21	7,415	7,568
	Toronto-Dominion Bank	3.500%	7/19/23	4,700	4,948
[2]	Truist Bank	2.590%	1/29/21	117	117

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	Truist Bank	3.525%	10/26/21	1,400	1,416
	Truist Bank	2.625%	1/15/22	3,540	3,584
	Truist Bank	2.800%	5/17/22	4,500	4,579
	Truist Bank	2.450%	8/1/22	2,915	2,945
	Truist Bank	3.200%	4/1/24	2,650	2,751
[2]	Truist Bank	3.689%	8/2/24	1,150	1,205
	Truist Bank	2.150%	12/6/24	1,300	1,297
	Truist Financial Corp.	2.050%	5/10/21	539	539
	Truist Financial Corp.	2.700%	1/27/22	1,460	1,480
	Truist Financial Corp.	3.950%	3/22/22	100	104
	Truist Financial Corp.	3.050%	6/20/22	1,420	1,448
	Truist Financial Corp.	3.750%	12/6/23	970	1,025
	Truist Financial Corp.	2.500%	8/1/24	475	481
[5]	UBS AG	2.450%	12/1/20	4,575	4,590
[5]	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	1,250	1,265
[5]	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	1,722	1,740
[5]	UBS Group Funding Switzerland AG	3.491%	5/23/23	210	216
[2,5]	UBS Group Funding Switzerland AG	2.859%	8/15/23	1,872	1,895
[6]	Unione di Banche Italiane SPA	1.000%	7/22/22	295	335
	US Bancorp	2.950%	7/15/22	1,100	1,128
	US Bancorp	3.375%	2/5/24	1,220	1,277
	US Bancorp	2.400%	7/30/24	1,250	1,265
	US Bank NA	3.450%	11/16/21	1,225	1,260
	US Bank NA	2.650%	5/23/22	2,155	2,192
	US Bank NA	1.950%	1/9/23	1,800	1,802
§,9	Washington Mutual Bank / Debt not acquired by JPMorgan	6.875%	6/15/11	517	—
	Wells Fargo & Co.	4.600%	4/1/21	673	694
	Wells Fargo & Co.	2.100%	7/26/21	1,170	1,172
	Wells Fargo & Co.	2.625%	7/22/22	4,860	4,925
	Wells Fargo & Co.	3.069%	1/24/23	500	509
	Wells Fargo & Co.	3.450%	2/13/23	1,500	1,552
	Wells Fargo & Co.	3.750%	1/24/24	2,525	2,660
[2]	Wells Fargo & Co.	2.406%	10/30/25	2,220	2,214
[4,7]	Wells Fargo & Co., 3M Australian Bank Bill Rate +1.100%	1.985%	4/27/22	657	464
[4,7]	Wells Fargo & Co., 3M Australian Bank Bill Rate +1.320%	2.205%	7/27/21	1,635	1,158
[2]	Wells Fargo Bank NA	3.325%	7/23/21	9,385	9,447
	Wells Fargo Bank NA	3.625%	10/22/21	3,766	3,874
[2]	Wells Fargo Bank NA	2.082%	9/9/22	3,500	3,500
[8]	Wells Fargo Bank NA	5.250%	8/1/23	400	597
	Wells Fargo Bank NA	3.550%	8/14/23	1,960	2,047
	Westpac Banking Corp.	2.100%	5/13/21	221	221
	Westpac Banking Corp.	2.000%	8/19/21	5,400	5,401
	Westpac Banking Corp.	2.750%	1/11/23	4,210	4,280
	Westpac Banking Corp.	3.300%	2/26/24	2,365	2,460
[4,7]	Westpac Banking Corp., 3M Australian Bank Bill Rate +1.800%	2.722%	6/22/28	1,100	777
[4,7]	Westpac Banking Corp., 3M Australian Bank Bill Rate +3.100%	3.989%	3/10/26	1,200	862

	Brokerage (0.3%)
	Ameriprise Financial Inc.	3.000%	3/22/22	1,000	1,022
[6]	Blackstone Property Partners Europe Holdings Sarl	1.400%	7/6/22	775	890
	Charles Schwab Corp.	3.550%	2/1/24	200	211
	Franklin Resources Inc.	2.800%	9/15/22	970	995
	Invesco Finance plc	3.125%	11/30/22	1,000	1,028
§,9	Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	210	—
	Stifel Financial Corp.	3.500%	12/1/20	405	410
	TD Ameritrade Holding Corp.	2.950%	4/1/22	200	204
	TD Ameritrade Holding Corp.	3.625%	4/1/25	100	106

	Finance Companies (0.1%)
[7]	GE Capital Australia Funding Pty Ltd.	5.250%	9/4/20	1,150	825
[5]	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	445	448
	Springleaf Finance Corp.	5.375%	11/15/29	10	10

	Insurance (1.6%)
	Aflac Inc.	3.625%	11/15/24	300	321
[5]	AIG Global Funding	2.150%	7/2/20	365	365
[5]	AIG Global Funding	2.700%	12/15/21	315	319
	Alleghany Corp.	5.625%	9/15/20	210	215
	AXIS Specialty Finance LLC	5.875%	6/1/20	50	51
[6]	Berkshire Hathaway Inc.	0.250%	1/17/21	445	502
	Berkshire Hathaway Inc.	2.750%	3/15/23	3,069	3,151
	Centene Corp.	4.750%	5/15/22	259	264
	Centene Corp.	6.125%	2/15/24	355	368
[5]	Centene Corp.	4.750%	1/15/25	100	104
[5]	Centene Corp.	5.375%	6/1/26	60	64
[5]	Centene Corp.	4.250%	12/15/27	120	124
	Chubb INA Holdings Inc.	2.300%	11/3/20	503	505
	Chubb INA Holdings Inc.	2.875%	11/3/22	519	532
	Chubb INA Holdings Inc.	2.700%	3/13/23	765	782
	Chubb INA Holdings Inc.	3.350%	5/15/24	200	210
	Coventry Health Care Inc.	5.450%	6/15/21	300	312
[5]	Five Corners Funding Trust	4.419%	11/15/23	3,113	3,380
	Lincoln National Corp.	4.000%	9/1/23	303	321
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	590	590
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	330	342
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	442	456
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	387	410
[5]	MassMutual Global Funding II	2.750%	6/22/24	1,200	1,230
[5]	Metropolitan Life Global Funding I	3.450%	10/9/21	435	447
[5]	Metropolitan Life Global Funding I	3.600%	1/11/24	345	365
[5]	New York Life Global Funding	1.950%	2/11/20	530	530
[5]	Pricoa Global Funding I	2.200%	6/3/21	410	411
[5]	Principal Life Global Funding II	2.200%	4/8/20	685	685
	Progressive Corp.	3.750%	8/23/21	535	551
	Prudential Financial Inc.	4.500%	11/16/21	525	552
	Reinsurance Group of America Inc.	5.000%	6/1/21	250	260
[5]	Reliance Standard Life Global Funding II	2.500%	1/15/20	2,255	2,255
[5]	Reliance Standard Life Global Funding II	2.375%	5/4/20	920	921
[5]	Reliance Standard Life Global Funding II	3.850%	9/19/23	1,020	1,068
[5]	Swiss Re Treasury US Corp.	2.875%	12/6/22	1,026	1,043
	Travelers Cos. Inc.	3.900%	11/1/20	105	107
	UnitedHealth Group Inc.	4.700%	2/15/21	250	256
	UnitedHealth Group Inc.	2.375%	10/15/22	3,000	3,034
	UnitedHealth Group Inc.	2.750%	2/15/23	400	407
	UnitedHealth Group Inc.	2.875%	3/15/23	800	818
	UnitedHealth Group Inc.	3.500%	2/15/24	1,543	1,625
	UnitedHealth Group Inc.	2.375%	8/15/24	380	385

	Real Estate Investment Trusts (1.3%)
	Alexandria Real Estate Equities Inc.	3.900%	6/15/23	700	735
	Alexandria Real Estate Equities Inc.	4.000%	1/15/24	1,635	1,739
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	1,120	1,174
	Brandywine Operating Partnership LP	4.100%	10/1/24	185	195
	Brixmor Operating Partnership LP	3.875%	8/15/22	575	599
	Brixmor Operating Partnership LP	3.650%	6/15/24	915	951
	Brixmor Operating Partnership LP	3.850%	2/1/25	146	153
	Camden Property Trust	2.950%	12/15/22	290	296
	Camden Property Trust	4.875%	6/15/23	410	443
	Camden Property Trust	4.250%	1/15/24	438	469
	Camden Property Trust	3.500%	9/15/24	180	188
	CyrusOne LP / CyrusOne Finance Corp.	2.900%	11/15/24	1,045	1,049
	Digital Realty Trust LP	3.950%	7/1/22	840	874
	Federal Realty Investment Trust	2.550%	1/15/21	449	451
	Federal Realty Investment Trust	3.000%	8/1/22	1,000	1,020
	Federal Realty Investment Trust	2.750%	6/1/23	260	264
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	320	331
	Healthpeak Properties Inc.	4.250%	11/15/23	850	907
	Healthpeak Properties Inc.	4.200%	3/1/24	195	208
	Healthpeak Properties Inc.	3.875%	8/15/24	202	215
	Healthpeak Properties Inc.	3.400%	2/1/25	280	291
	Highwoods Realty LP	3.200%	6/15/21	250	253
	Kimco Realty Corp.	3.400%	11/1/22	190	196

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kimco Realty Corp.	3.125%	6/1/23	426	435
[7]	Lendlease Finance Ltd.	6.000%	5/13/20	290	206
	Mid-America Apartments LP	4.300%	10/15/23	135	144
	Omega Healthcare Investors Inc.	4.950%	4/1/24	202	221
	Realty Income Corp.	5.750%	1/15/21	95	99
	Realty Income Corp.	3.250%	10/15/22	2,545	2,621
	Realty Income Corp.	3.875%	4/15/25	485	522
	Sabra Health Care LP / Sabra Capital Corp.	4.800%	6/1/24	1,010	1,074
	Simon Property Group LP	2.500%	7/15/21	800	806
	Simon Property Group LP	2.350%	1/30/22	1,295	1,304
	Simon Property Group LP	2.750%	2/1/23	200	204
	Simon Property Group LP	2.000%	9/13/24	1,500	1,479
	Ventas Realty LP	3.750%	5/1/24	355	373
	Ventas Realty LP	3.500%	2/1/25	80	83
	Weingarten Realty Investors	3.500%	4/15/23	150	154
	Welltower Inc.	3.750%	3/15/23	729	759
	Welltower Inc.	3.950%	9/1/23	1,095	1,155
	Welltower Inc.	3.625%	3/15/24	565	591
	Welltower Inc.	4.000%	6/1/25	280	301
					501,029
Industrial (31.4%)
	Basic Industry (0.8%)
[5]	Air Liquide Finance SA	1.750%	9/27/21	755	752
[5]	Air Liquide Finance SA	2.250%	9/27/23	1,235	1,235
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	210	214
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	465	495
[5]	Chevron Phillips Chemical Co. LLC /Chevron Phillips Chemical Co. LP	3.300%	5/1/23	1,610	1,662
	DuPont de Nemours Inc.	3.766%	11/15/20	695	704
	DuPont de Nemours Inc.	4.205%	11/15/23	1,565	1,673
	Eastman Chemical Co.	3.600%	8/15/22	575	595
	Ecolab Inc.	4.350%	12/8/21	250	262
	Ecolab Inc.	2.375%	8/10/22	670	676
	FMC Corp.	3.950%	2/1/22	610	628
	LYB International Finance BV	4.000%	7/15/23	110	117
	LyondellBasell Industries NV	6.000%	11/15/21	445	473
	LyondellBasell Industries NV	5.750%	4/15/24	400	450
	Newmont Corp.	3.625%	6/9/21	30	31
	Newmont Corp.	3.500%	3/15/22	265	272
	Newmont Corp.	3.700%	3/15/23	2,455	2,567
	Nutrien Ltd.	3.150%	10/1/22	145	148
	Nutrien Ltd.	3.500%	6/1/23	55	57
	Nutrien Ltd.	3.625%	3/15/24	140	146
[5]	OCI NV	5.250%	11/1/24	30	31
	Praxair Inc.	2.200%	8/15/22	85	86
	Steel Dynamics Inc.	2.800%	12/15/24	445	448
	Vale Overseas Ltd.	6.250%	8/10/26	240	281
[6]	Vale SA	3.750%	1/10/23	100	122
	WestRock RKT Co.	4.900%	3/1/22	105	111
	WestRock RKT Co.	4.000%	3/1/23	1,050	1,094

	Capital Goods (2.7%)
[6]	3M Co.	0.375%	2/15/22	445	504
	3M Co.	1.750%	2/14/23	1,060	1,054
	3M Co.	2.250%	3/15/23	790	797
[5]	Airbus Finance BV	2.700%	4/17/23	225	228
[5]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	30	30
	Ball Corp.	4.375%	12/15/20	100	102
	Ball Corp.	4.000%	11/15/23	215	226
	Ball Corp.	4.875%	3/15/26	20	22
	Berry Global Inc.	5.500%	5/15/22	80	81
	Berry Global Inc.	6.000%	10/15/22	8	8
[5]	Berry Global Inc.	4.875%	7/15/26	160	170
	Boeing Co.	2.300%	8/1/21	3,295	3,312
	Boeing Co.	2.125%	3/1/22	305	305
	Boeing Co.	2.700%	5/1/22	1,155	1,171
	Boeing Co.	1.875%	6/15/23	500	496
	Boeing Co.	2.800%	3/1/24	565	577
	Boeing Co.	2.850%	10/30/24	245	251
	Caterpillar Financial Services Corp.	1.850%	9/4/20	245	245
	Caterpillar Financial Services Corp.	2.650%	5/17/21	675	682
	Caterpillar Financial Services Corp.	1.931%	10/1/21	275	275
	Caterpillar Financial Services Corp.	2.400%	6/6/22	1,900	1,921
	Caterpillar Financial Services Corp.	1.900%	9/6/22	3,322	3,325
	Caterpillar Financial Services Corp.	2.550%	11/29/22	600	611
	Caterpillar Financial Services Corp.	3.300%	6/9/24	545	573
[5]	CFX Escrow Corp.	6.000%	2/15/24	200	213
[5]	Clean Harbors Inc.	4.875%	7/15/27	40	42
	CNH Industrial Capital LLC	4.875%	4/1/21	95	98
	CNH Industrial Capital LLC	3.875%	10/15/21	230	236
	CNH Industrial Capital LLC	4.375%	4/5/22	750	782
	CNH Industrial NV	4.500%	8/15/23	1,105	1,177
	Embraer Netherlands Finance BV	5.050%	6/15/25	200	220
	Embraer Overseas Ltd.	5.696%	9/16/23	37	41
	Embraer SA	5.150%	6/15/22	610	643
	John Deere Capital Corp.	1.950%	6/13/22	670	670
	Johnson Controls International plc	5.000%	3/30/20	550	554
	Johnson Controls International plc	3.750%	12/1/21	25	26
	Johnson Controls International plc	3.625%	7/2/24	303	314
[5]	L3Harris Technologies Inc.	4.950%	2/15/21	710	727
[5]	L3Harris Technologies Inc.	3.850%	6/15/23	640	674
[5]	L3Harris Technologies Inc.	3.950%	5/28/24	390	414
[5]	Mueller Water Products Inc.	5.500%	6/15/26	50	53
	Northrop Grumman Corp.	2.550%	10/15/22	2,543	2,580
	Northrop Grumman Corp.	2.930%	1/15/25	200	206
	Parker-Hannifin Corp.	3.500%	9/15/22	200	207
	Precision Castparts Corp.	2.500%	1/15/23	2,675	2,722
	Raytheon Co.	4.400%	2/15/20	55	55
	Raytheon Co.	2.500%	12/15/22	400	408
	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.750%	10/15/20	133	133
[4,5]	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 3M USD LIBOR + 3.500%	5.501%	7/15/21	502	503
	Rockwell Collins Inc.	2.800%	3/15/22	2,730	2,777
	Rockwell Collins Inc.	3.200%	3/15/24	400	416
[5]	Sealed Air Corp.	4.000%	12/1/27	20	20
[5]	Silgan Holdings Inc.	4.125%	2/1/28	20	20
	Stanley Black & Decker Inc.	2.900%	11/1/22	1,200	1,229
[6]	Thales SA	0.000%	5/31/22	600	673
	TransDigm Inc.	6.500%	5/15/25	40	42
[5]	TransDigm Inc.	6.250%	3/15/26	100	108
[5]	Trivium Packaging Finance BV	5.500%	8/15/26	10	11
[5]	Trivium Packaging Finance BV	8.500%	8/15/27	10	11
	United Rentals North America Inc.	4.625%	10/15/25	345	355
	United Rentals North America Inc.	6.500%	12/15/26	60	66
	United Rentals North America Inc.	3.875%	11/15/27	120	122
	United Technologies Corp.	3.350%	8/16/21	205	210
	United Technologies Corp.	1.950%	11/1/21	509	510
[6]	United Technologies Corp.	1.125%	12/15/21	450	514
	United Technologies Corp.	2.300%	5/4/22	2,307	2,325
	United Technologies Corp.	3.100%	6/1/22	2,367	2,430
	United Technologies Corp.	3.650%	8/16/23	9,025	9,507

	Communication (3.5%)
	America Movil SAB de CV	5.000%	3/30/20	503	506
	American Tower Corp.	3.450%	9/15/21	184	188
	American Tower Corp.	5.900%	11/1/21	495	529
	American Tower Corp.	3.000%	6/15/23	179	183
	AT&T Inc.	2.800%	2/17/21	200	202
	AT&T Inc.	4.450%	5/15/21	400	414
[6]	AT&T Inc.	2.650%	12/17/21	450	527
	AT&T Inc.	4.000%	1/15/22	600	622
	AT&T Inc.	3.200%	3/1/22	316	324
	AT&T Inc.	3.800%	3/15/22	1,701	1,765
	AT&T Inc.	3.000%	6/30/22	1,166	1,192
	AT&T Inc.	2.625%	12/1/22	200	203
	AT&T Inc.	3.600%	2/17/23	2,968	3,097

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	662	693
[5]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	3/1/30	40	41
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	5,652	5,940
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	1,260	1,355
	Comcast Corp.	3.450%	10/1/21	545	560
	Comcast Corp.	3.125%	7/15/22	500	515
	Comcast Corp.	2.850%	1/15/23	275	282
	Comcast Corp.	2.750%	3/1/23	300	307
	Comcast Corp.	3.700%	4/15/24	555	590
[5]	Connect Finco SARL / Connect US Finco LLC	6.750%	10/1/26	20	21
[5]	Cox Communications Inc.	3.150%	8/15/24	725	745
	Crown Castle International Corp.	3.400%	2/15/21	1,470	1,492
	Crown Castle International Corp.	4.875%	4/15/22	400	423
	Crown Castle International Corp.	5.250%	1/15/23	1,978	2,144
	Crown Castle International Corp.	3.150%	7/15/23	1,202	1,233
	Crown Castle International Corp.	3.200%	9/1/24	1,730	1,781
	CSC Holdings LLC	6.750%	11/15/21	150	161
[5]	CSC Holdings LLC	5.375%	2/1/28	90	96
[5]	CSC Holdings LLC	7.500%	4/1/28	30	34
[5]	Deutsche Telekom International Finance BV	1.950%	9/19/21	600	600
[5]	Deutsche Telekom International Finance BV	2.820%	1/19/22	1,887	1,914
	Discovery Communications LLC	4.375%	6/15/21	195	201
	Discovery Communications LLC	3.300%	5/15/22	420	431
	Discovery Communications LLC	3.500%	6/15/22	485	498
	Discovery Communications LLC	2.950%	3/20/23	2,938	2,992
	Discovery Communications LLC	3.250%	4/1/23	300	308
	Discovery Communications LLC	3.800%	3/13/24	555	584
	Discovery Communications LLC	3.900%	11/15/24	852	904
[5]	Fox Corp.	3.666%	1/25/22	930	960
	Interpublic Group of Cos. Inc.	3.500%	10/1/20	440	444
	Interpublic Group of Cos. Inc.	3.750%	10/1/21	1,810	1,857
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	200	215
[5]	Level 3 Financing Inc.	3.400%	3/1/27	50	50
[5]	Level 3 Financing Inc.	4.625%	9/15/27	60	61
	NBCUniversal Media LLC	4.375%	4/1/21	700	722
	NBCUniversal Media LLC	2.875%	1/15/23	2,142	2,198
	Netflix Inc.	4.375%	11/15/26	30	31
	Netflix Inc.	4.875%	4/15/28	15	16
[5]	Nexstar Escrow Inc.	5.625%	7/15/27	40	42
	Omnicom Group Inc. / Omnicom Capital Inc.	3.625%	5/1/22	3,435	3,552
	Qwest Corp.	6.750%	12/1/21	1,100	1,183
[5]	Sirius XM Radio Inc.	4.625%	7/15/24	240	251
[5]	Sirius XM Radio Inc.	5.000%	8/1/27	20	21
[6]	Sky Ltd.	1.500%	9/15/21	395	455
[5]	Sky Ltd.	3.750%	9/16/24	1,315	1,407
[5]	Sky plc	3.125%	11/26/22	1,560	1,599
	T-Mobile USA Inc.	6.000%	3/1/23	640	650
	T-Mobile USA Inc.	6.500%	1/15/24	290	298
	T-Mobile USA Inc.	4.500%	2/1/26	250	257
	Telefonica Emisiones SAU	5.462%	2/16/21	406	421
[7]	Telstra Corp. Ltd.	7.750%	7/15/20	400	290
	Time Warner Entertainment Co. LP	8.375%	3/15/23	270	319
	Verizon Communications Inc.	2.450%	11/1/22	100	101
	Verizon Communications Inc.	4.150%	3/15/24	300	323
[4,7]	Verizon Communications Inc., 3M Australian Bank Bill Rate +1.220%	2.122%	2/17/23	1,030	727
	ViacomCBS Inc.	4.300%	2/15/21	220	224
	ViacomCBS Inc.	4.500%	3/1/21	425	436
	ViacomCBS Inc.	3.875%	12/15/21	1,297	1,342
	ViacomCBS Inc.	3.375%	3/1/22	400	409
	ViacomCBS Inc.	2.500%	2/15/23	418	422
	ViacomCBS Inc.	2.900%	6/1/23	211	215
	ViacomCBS Inc.	4.250%	9/1/23	3,475	3,699
	Vodafone Group plc	3.750%	1/16/24	3,540	3,733
[4,7]	Vodafone Group plc, 3M Australian Bank Bill Rate +1.050%	1.946%	12/13/22	140	98
	Walt Disney Co.	3.000%	9/15/22	1,000	1,030
	Walt Disney Co.	2.350%	12/1/22	200	203

	Consumer Cyclical (2.8%)
[5]	1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	250	259
[5]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	50	50
[5]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	30	30
[5]	Alimentation Couche-Tard Inc.	2.700%	7/26/22	3,675	3,717
[5]	Allison Transmission Inc.	4.750%	10/1/27	50	52
	American Axle & Manufacturing Inc.	6.625%	10/15/22	160	162
	American Honda Finance Corp.	1.650%	7/12/21	265	264
	American Honda Finance Corp.	3.375%	12/10/21	2,900	2,987
[6]	American Honda Finance Corp.	0.350%	8/26/22	960	1,087
	American Honda Finance Corp.	2.050%	1/10/23	100	100
	American Honda Finance Corp.	3.450%	7/14/23	720	753
	American Honda Finance Corp.	3.625%	10/10/23	3,000	3,165
	AutoZone Inc.	2.875%	1/15/23	115	117
[6]	BMW Finance NV	0.125%	1/12/21	445	501
[5]	Boyd Gaming Corp.	4.750%	12/1/27	60	62
[5]	Churchill Downs Inc.	5.500%	4/1/27	150	159
[7]	Ford Motor Credit Co. LLC	3.588%	6/2/20	856	604
	Ford Motor Credit Co. LLC	2.979%	8/3/22	220	220
	Ford Motor Credit Co. LLC	3.350%	11/1/22	1,700	1,716
	Ford Motor Credit Co. LLC	3.810%	1/9/24	200	203
	Ford Motor Credit Co. LLC	5.584%	3/18/24	1,300	1,402
	General Motors Co.	4.875%	10/2/23	640	687
	General Motors Financial Co. Inc.	2.450%	11/6/20	150	150
	General Motors Financial Co. Inc.	3.700%	11/24/20	1,720	1,740
	General Motors Financial Co. Inc.	4.200%	3/1/21	1,095	1,118
	General Motors Financial Co. Inc.	3.200%	7/6/21	1,695	1,716
	General Motors Financial Co. Inc.	4.375%	9/25/21	1,660	1,719
	General Motors Financial Co. Inc.	4.200%	11/6/21	1,200	1,241
	General Motors Financial Co. Inc.	3.450%	4/10/22	350	358
	General Motors Financial Co. Inc.	3.150%	6/30/22	100	102
	General Motors Financial Co. Inc.	3.250%	1/5/23	490	500
[7]	General Motors Financial Co. Inc.	3.850%	2/21/23	160	117
	General Motors Financial Co. Inc.	3.700%	5/9/23	475	490
	General Motors Financial Co. Inc.	4.250%	5/15/23	200	211
	General Motors Financial Co. Inc.	4.150%	6/19/23	100	105
	General Motors Financial Co. Inc.	5.100%	1/17/24	850	922
	General Motors Financial Co. Inc.	3.950%	4/13/24	650	679
	General Motors Financial Co. Inc.	3.500%	11/7/24	1,800	1,852
	General Motors Financial Co. Inc.	4.350%	4/9/25	250	268
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	38	39
[5]	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	2,080	2,080
[5]	Harley-Davidson Financial Services Inc.	2.400%	6/15/20	1,745	1,744
[5]	Harley-Davidson Financial Services Inc.	2.850%	1/15/21	155	156
[5]	Harley-Davidson Financial Services Inc.	2.550%	6/9/22	955	958
	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	60	63
	Lennar Corp.	5.375%	10/1/22	80	85
	Lennar Corp.	5.250%	6/1/26	20	22
[5]	Live Nation Entertainment Inc.	4.750%	10/15/27	70	72
	Lowe’s Cos. Inc.	4.625%	4/15/20	360	361
	Macy’s Retail Holdings Inc.	3.450%	1/15/21	360	363
	MGM Growth Properties Operating
	Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	170	186
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	9/1/26	20	21
	MGM Resorts International	4.625%	9/1/26	30	32
[5]	NCL Corp. Ltd.	3.625%	12/15/24	70	71
[5]	Nissan Motor Acceptance Corp.	2.550%	3/8/21	345	346

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5]	Nissan Motor Acceptance Corp.	1.900%	9/14/21	355	352
[5]	Nissan Motor Acceptance Corp.	3.650%	9/21/21	750	765
[5]	Nissan Motor Acceptance Corp.	2.600%	9/28/22	210	210
[5]	Nissan Motor Acceptance Corp.	3.875%	9/21/23	1,725	1,795
[5]	Panther BF Aggregator 2 LP / Panther Finance Co. Inc.	6.250%	5/15/26	50	54
	PulteGroup Inc.	5.500%	3/1/26	50	56
[5]	Scientific Games International Inc.	7.000%	5/15/28	20	21
	TJX Cos. Inc.	2.750%	6/15/21	290	294
	Toyota Motor Corp.	3.183%	7/20/21	1,400	1,428
	Toyota Motor Credit Corp.	4.500%	6/17/20	400	405
[6]	Toyota Motor Credit Corp.	1.000%	3/9/21	445	506
	Toyota Motor Credit Corp.	1.900%	4/8/21	90	90
	Toyota Motor Credit Corp.	2.750%	5/17/21	415	420
	Toyota Motor Credit Corp.	2.700%	1/11/23	100	102
	Toyota Motor Credit Corp.	3.450%	9/20/23	2,745	2,889
[7]	Volkswagen Financial Services Australia Pty Ltd.	3.100%	4/17/23	250	180
[5]	Volkswagen Group of America Finance LLC	3.875%	11/13/20	1,855	1,885
[5]	Volkswagen Group of America Finance LLC	2.500%	9/24/21	1,200	1,209
[5]	Volkswagen Group of America Finance LLC	4.000%	11/12/21	1,285	1,328
[5]	Volkswagen Group of America Finance LLC	2.700%	9/26/22	1,200	1,213
	Walmart Inc.	2.550%	4/11/23	200	204
	Walmart Inc.	3.400%	6/26/23	275	289

	Consumer Noncyclical (10.1%)
	AbbVie Inc.	2.300%	5/14/21	2,830	2,838
	AbbVie Inc.	3.375%	11/14/21	675	692
[5]	AbbVie Inc.	2.150%	11/19/21	7,000	7,018
	AbbVie Inc.	2.900%	11/6/22	2,680	2,733
	AbbVie Inc.	3.200%	11/6/22	2,058	2,116
[5]	AbbVie Inc.	2.300%	11/21/22	8,000	8,030
	AbbVie Inc.	2.850%	5/14/23	100	102
	AbbVie Inc.	3.750%	11/14/23	725	763
[5]	AbbVie Inc.	2.600%	11/21/24	4,700	4,732
	Actavis Inc.	3.250%	10/1/22	416	425
	Allergan Funding SCS	3.450%	3/15/22	1,345	1,376
	Allergan Funding SCS	3.850%	6/15/24	1,914	2,005
	Allergan Inc.	2.800%	3/15/23	200	201
[5]	Allergan Sales LLC	5.000%	12/15/21	800	836
	Altria Group Inc.	3.490%	2/14/22	4,250	4,372
	Altria Group Inc.	2.850%	8/9/22	740	754
	AmerisourceBergen Corp.	3.500%	11/15/21	300	307
	Amgen Inc.	2.700%	5/1/22	465	471
	Amgen Inc.	2.650%	5/11/22	910	923
	Amgen Inc.	3.625%	5/15/22	149	154
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	979	1,013
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	70	71
	Anheuser-Busch InBev Worldwide Inc.	4.150%	1/23/25	2,750	2,992
[5]	Aramark Services Inc.	5.000%	2/1/28	30	32
	AstraZeneca plc	3.500%	8/17/23	290	303
	BAT Capital Corp.	2.764%	8/15/22	3,035	3,077
	BAT Capital Corp.	3.222%	8/15/24	1,500	1,532
[6]	BAT International Finance plc	4.875%	2/24/21	360	426
[8]	BAT International Finance plc	1.750%	7/5/21	420	561
[5]	BAT International Finance plc	3.250%	6/7/22	735	751
[5]	Bausch Health Cos Inc.	6.500%	3/15/22	80	82
[5]	Bausch Health Cos. Inc.	7.000%	3/15/24	250	260
[5]	Bausch Health Cos. Inc.	7.000%	1/15/28	30	33
[5]	Bausch Health Cos. Inc.	5.000%	1/30/28	70	72
[5]	Bausch Health Cos. Inc.	5.250%	1/30/30	55	57
	Baxalta Inc.	3.600%	6/23/22	100	103
	Baxter International Inc.	1.700%	8/15/21	600	599
	Becton Dickinson & Co.	3.125%	11/8/21	900	917
	Becton Dickinson & Co.	2.894%	6/6/22	400	406
	Becton Dickinson & Co.	3.363%	6/6/24	1,110	1,154
[6]	Becton Dickinson Euro Finance Sarl	0.174%	6/4/21	2,085	2,345
	Biogen Inc.	3.625%	9/15/22	1,245	1,295
	Boston Scientific Corp.	3.450%	3/1/24	835	873
[5]	Bristol-Myers Squibb Co.	2.550%	5/14/21	3,315	3,347
[5]	Bristol-Myers Squibb Co.	2.250%	8/15/21	300	302
[5]	Bristol-Myers Squibb Co.	2.600%	5/16/22	5,765	5,856
[5]	Bristol-Myers Squibb Co.	3.250%	8/15/22	1,665	1,716
[5]	Bristol-Myers Squibb Co.	3.550%	8/15/22	1,228	1,269
[5]	Bristol-Myers Squibb Co.	2.750%	2/15/23	1,500	1,524
[5]	Bristol-Myers Squibb Co.	3.250%	2/20/23	625	642
[5]	Bristol-Myers Squibb Co.	3.625%	5/15/24	400	421
	Campbell Soup Co.	3.650%	3/15/23	250	260
[5]	Cigna Corp.	4.750%	11/15/21	814	853
[5]	Cigna Corp.	3.900%	2/15/22	965	996
[5]	Cigna Corp.	3.050%	11/30/22	1,350	1,373
[5]	Cigna Corp.	3.000%	7/15/23	1,600	1,622
	Cigna Corp.	3.750%	7/15/23	1,300	1,356
[5]	Cigna Corp.	3.500%	6/15/24	1,000	1,041
[6]	Coca-Cola Co.	0.125%	9/22/22	300	339
[6]	Coca-Cola Co.	1.125%	9/22/22	900	1,043
	Coca-Cola Co.	1.750%	9/6/24	1,000	997
	CommonSpirit Health	4.200%	8/1/23	100	105
	CommonSpirit Health	2.760%	10/1/24	985	991
	Conagra Brands Inc.	4.950%	8/15/20	61	62
	Conagra Brands Inc.	4.300%	5/1/24	350	376
	Constellation Brands Inc.	2.650%	11/7/22	200	203
	Constellation Brands Inc.	4.250%	5/1/23	2,000	2,118
	CVS Health Corp.	3.350%	3/9/21	4,400	4,465
	CVS Health Corp.	2.125%	6/1/21	1,525	1,525
	CVS Health Corp.	3.500%	7/20/22	1,000	1,032
	CVS Health Corp.	2.750%	12/1/22	1,200	1,219
	CVS Health Corp.	3.700%	3/9/23	8,470	8,815
	CVS Health Corp.	4.000%	12/5/23	1,000	1,058
	CVS Health Corp.	2.625%	8/15/24	2,200	2,220
	DaVita Inc.	5.000%	5/1/25	10	10
	DH Europe Finance II Sarl	2.050%	11/15/22	2,400	2,397
	DH Europe Finance II Sarl	2.200%	11/15/24	700	698
[6]	DH Europe Finance SA	1.700%	1/4/22	300	348
[6]	Diageo Finance plc	0.250%	10/22/21	1,400	1,581
	Encompass Health Corp.	4.500%	2/1/28	20	21
	Estee Lauder Cos. Inc.	2.000%	12/1/24	500	501
	Express Scripts Holding Co.	2.600%	11/30/20	700	703
[7]	FBG Finance Pty Ltd.	3.750%	8/7/20	510	362
	General Mills Inc.	3.200%	4/16/21	715	726
	General Mills Inc.	2.600%	10/12/22	600	609
	Gilead Sciences Inc.	3.250%	9/1/22	707	730
	Gilead Sciences Inc.	2.500%	9/1/23	425	431
	Gilead Sciences Inc.	3.700%	4/1/24	600	637
	GlaxoSmithKline Capital plc	2.875%	6/1/22	6,800	6,945
	Grupo Bimbo SAB de CV	4.500%	1/25/22	265	275
[5]	Grupo Bimbo SAB de CV	4.500%	1/25/22	300	312
	HCA Inc.	5.000%	3/15/24	2,170	2,368
	HCA Inc.	5.375%	2/1/25	40	44
	HCA Inc.	5.375%	9/1/26	80	89
[5]	Hill-Rom Holdings Inc.	4.375%	9/15/27	20	21
[5]	Hologic Inc.	4.375%	10/15/25	350	361
[6]	Johnson & Johnson	0.250%	1/20/22	445	504
	Kellogg Co.	3.125%	5/17/22	100	102
	Keurig Dr Pepper Inc.	3.551%	5/25/21	4,079	4,163
	Keurig Dr Pepper Inc.	4.057%	5/25/23	2,600	2,741
	Keurig Dr Pepper Inc.	3.130%	12/15/23	300	308
[5]	Kraft Heinz Foods Co.	4.875%	2/15/25	1,913	1,966
	Kroger Co.	6.150%	1/15/20	350	350
	Kroger Co.	2.600%	2/1/21	950	956
	Kroger Co.	2.950%	11/1/21	1,090	1,106
	Kroger Co.	2.800%	8/1/22	700	713
	Kroger Co.	3.850%	8/1/23	200	211
	Kroger Co.	4.000%	2/1/24	409	434
	Laboratory Corp. of America Holdings	3.750%	8/23/22	700	726
[5]	Lamb Weston Holdings Inc.	4.625%	11/1/24	147	156
[5]	Lamb Weston Holdings Inc.	4.875%	11/1/26	70	74
	McCormick & Co. Inc.	2.700%	8/15/22	100	102

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	McCormick & Co. Inc.	3.150%	8/15/24	100	104
	McKesson Corp.	2.700%	12/15/22	1,700	1,720
	McKesson Corp.	2.850%	3/15/23	550	558
	McKesson Corp.	3.796%	3/15/24	500	526
[6]	Medtronic Global Holdings SCA	0.000%	3/7/21	3,900	4,385
[6]	Merck & Co. Inc.	1.125%	10/15/21	890	1,015
[5]	Mondelez International Holdings Netherlands BV	2.250%	9/19/24	200	200
[5]	Mylan Inc.	3.125%	1/15/23	865	876
	Mylan NV	3.150%	6/15/21	1,500	1,515
[6]	Mylan NV	2.250%	11/22/24	220	262
	Novartis Capital Corp.	2.400%	9/21/22	294	298
[5]	Performance Food Group Inc.	5.500%	6/1/24	99	101
[5]	Performance Food Group Inc.	5.500%	10/15/27	50	53
[5]	Pernod Ricard SA	5.750%	4/7/21	679	711
[5]	Pernod Ricard SA	4.450%	1/15/22	365	382
[5]	Pernod Ricard SA	4.250%	7/15/22	285	300
	Philip Morris International Inc.	2.500%	8/22/22	600	606
	Philip Morris International Inc.	2.500%	11/2/22	735	746
	Philip Morris International Inc.	2.625%	3/6/23	225	229
	Philip Morris International Inc.	2.125%	5/10/23	400	400
[5]	Post Holdings Inc.	5.750%	3/1/27	20	21
[5]	Reckitt Benckiser Treasury Services plc	2.375%	6/24/22	5,840	5,864
[5]	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	3,450	3,507
	Reynolds American Inc.	4.000%	6/12/22	1,458	1,517
	Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	5,175	5,201
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	2,300	2,341
	SSM Health Care Corp.	3.688%	6/1/23	750	780
	Takeda Pharmaceutical Co. Ltd.	4.000%	11/26/21	4,965	5,128
[5]	Takeda Pharmaceutical Co. Ltd.	2.450%	1/18/22	600	602
	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	1,457	1,562
[5]	Tenet Healthcare Corp.	4.625%	9/1/24	50	52
[5]	Tenet Healthcare Corp.	4.875%	1/1/26	165	173
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	500	514
	Tyson Foods Inc.	4.500%	6/15/22	300	316
	Tyson Foods Inc.	3.900%	9/28/23	1,000	1,060
	Tyson Foods Inc.	3.950%	8/15/24	900	962
	Unilever Capital Corp.	2.600%	5/5/24	1,000	1,022
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	2,100	2,102
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	655	669
	Zoetis Inc.	3.250%	2/1/23	200	206

	Energy (6.5%)
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	1,023	1,043
	BP Capital Markets America Inc.	4.742%	3/11/21	1,215	1,256
	BP Capital Markets America Inc.	3.245%	5/6/22	1,165	1,202
	BP Capital Markets America Inc.	2.520%	9/19/22	1,455	1,477
	BP Capital Markets America Inc.	2.750%	5/10/23	1,745	1,784
	BP Capital Markets America Inc.	3.216%	11/28/23	3,370	3,502
	BP Capital Markets America Inc.	3.790%	2/6/24	1,685	1,792
	BP Capital Markets America Inc.	3.224%	4/14/24	620	647
	BP Capital Markets plc	2.500%	11/6/22	620	631
	Buckeye Partners LP	4.150%	7/1/23	95	95
	Buckeye Partners LP	3.950%	12/1/26	20	19
	Canadian Natural Resources Ltd.	2.950%	1/15/23	2,135	2,175
	Canadian Natural Resources Ltd.	3.800%	4/15/24	535	559
	Cenovus Energy Inc.	3.000%	8/15/22	500	506
	Cenovus Energy Inc.	3.800%	9/15/23	355	368
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	1,810	2,086
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	1,620	1,822
	Cimarex Energy Co.	4.375%	6/1/24	295	311
	Concho Resources Inc.	4.375%	1/15/25	1,380	1,426
	ConocoPhillips Co.	2.400%	12/15/22	710	716
	Continental Resources Inc.	5.000%	9/15/22	1,057	1,064
	Continental Resources Inc.	4.500%	4/15/23	165	173
	Continental Resources Inc.	3.800%	6/1/24	820	848
	Diamondback Energy Inc.	2.875%	12/1/24	1,480	1,494
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	300	310
	Enbridge Energy Partners LP	5.875%	10/15/25	320	373
	Enbridge Inc.	4.000%	10/1/23	900	950
	Enbridge Inc.	2.500%	1/15/25	1,075	1,082
	Encana Corp.	3.900%	11/15/21	140	143
	Energy Transfer Operating LP	4.150%	10/1/20	1,366	1,380
	Energy Transfer Operating LP	4.650%	6/1/21	400	410
	Energy Transfer Operating LP	5.200%	2/1/22	1,085	1,137
	Energy Transfer Operating LP	4.250%	3/15/23	434	453
	Energy Transfer Operating LP	4.200%	9/15/23	1,174	1,231
	Energy Transfer Operating LP	5.875%	1/15/24	60	66
	Energy Transfer Operating LP	4.900%	2/1/24	1,210	1,292
	Energy Transfer Operating LP	4.500%	4/15/24	510	541
[5]	Eni SPA	4.000%	9/12/23	1,845	1,943
	Enterprise Products Operating LLC	3.500%	2/1/22	1,820	1,874
	Enterprise Products Operating LLC	3.900%	2/15/24	875	929
	EQT Corp.	2.500%	10/1/20	700	699
	EQT Corp.	4.875%	11/15/21	2,005	2,059
	EQT Corp.	3.000%	10/1/22	110	108
	Exxon Mobil Corp.	2.019%	8/16/24	1,795	1,799
	Husky Energy Inc.	3.950%	4/15/22	40	41
	Husky Energy Inc.	4.000%	4/15/24	95	100
	Kinder Morgan Energy Partners LP	5.800%	3/1/21	145	151
	Kinder Morgan Energy Partners LP	5.000%	10/1/21	360	375
	Kinder Morgan Energy Partners LP	4.150%	3/1/22	115	120
	Kinder Morgan Energy Partners LP	3.950%	9/1/22	2,300	2,396
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	1,005	1,035
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	390	404
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	295	315
[5]	Kinder Morgan Inc.	5.000%	2/15/21	825	849
	Kinder Morgan Inc.	3.150%	1/15/23	2,155	2,203
[5]	Kinder Morgan Inc.	5.625%	11/15/23	1,000	1,107
	Marathon Oil Corp.	2.800%	11/1/22	2,510	2,548
	Marathon Petroleum Corp.	3.400%	12/15/20	715	723
	Marathon Petroleum Corp.	5.125%	3/1/21	900	931
	Marathon Petroleum Corp.	4.750%	12/15/23	1,120	1,216
	Marathon Petroleum Corp.	3.625%	9/15/24	480	503
[5]	MEG Energy Corp.	6.500%	1/15/25	107	112
[5]	Midwest Connector Capital Co. LLC	3.625%	4/1/22	1,600	1,640
[5]	Midwest Connector Capital Co. LLC	3.900%	4/1/24	1,175	1,234
[5]	MPLX LP	3.500%	12/1/22	953	981
	MPLX LP	3.375%	3/15/23	625	641
	MPLX LP	4.500%	7/15/23	70	74
	MPLX LP	4.875%	12/1/24	920	998
	Newfield Exploration Co.	5.750%	1/30/22	1,750	1,859
	Newfield Exploration Co.	5.625%	7/1/24	820	902
	Noble Energy Inc.	3.900%	11/15/24	600	634
	Occidental Petroleum Corp.	4.850%	3/15/21	300	309
	Occidental Petroleum Corp.	2.600%	8/13/21	2,220	2,233
	Occidental Petroleum Corp.	3.125%	2/15/22	1,240	1,260
	Occidental Petroleum Corp.	2.600%	4/15/22	75	76
	Occidental Petroleum Corp.	2.700%	8/15/22	4,325	4,372
	Occidental Petroleum Corp.	2.900%	8/15/24	1,050	1,067
	ONEOK Inc.	2.750%	9/1/24	955	960
	ONEOK Partners LP	3.375%	10/1/22	145	149
	ONEOK Partners LP	5.000%	9/15/23	610	661
[5]	Parsley Energy LLC / Parsley Finance Corp.	5.375%	1/15/25	50	51
	Phillips 66	4.300%	4/1/22	1,535	1,610
	Pioneer Natural Resources Co.	3.950%	7/15/22	35	36
	Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	615	629
	Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	885	908
	Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	300	311
	Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	350	374
	Regency Energy Partners LP / Regency Energy Finance Corp.	5.875%	3/1/22	1,890	2,007
	Regency Energy Partners LP / Regency Energy Finance Corp.	5.000%	10/1/22	1,555	1,646

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Regency Energy Partners LP / Regency Energy Finance Corp.	4.500%	11/1/23	1,180	1,248
	Sabine Pass Liquefaction LLC	5.625%	2/1/21	1,660	1,706
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	550	591
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	2,295	2,496
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	1,355	1,512
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	1,405	1,579
	Shell International Finance BV	1.875%	5/10/21	1,295	1,294
	Shell International Finance BV	2.250%	1/6/23	3,305	3,331
	Shell International Finance BV	3.400%	8/12/23	120	126
	Shell International Finance BV	2.000%	11/7/24	3,895	3,889
	SM Energy Co.	6.125%	11/15/22	20	20
	Southern Natural Gas Co. LLC / Southern Natural Issuing Corp.	4.400%	6/15/21	155	159
	Spectra Energy Partners LP	3.500%	3/15/25	40	42
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	1,480	1,515
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	485	495
	Sunoco Logistics Partners Operations LP	4.250%	4/1/24	1,035	1,086
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.750%	3/15/24	90	93
[5]	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	30	33
	Total Capital Canada Ltd.	2.750%	7/15/23	1,325	1,356
	Total Capital International SA	2.875%	2/17/22	825	842
	Total Capital International SA	2.700%	1/25/23	275	281
	Total Capital International SA	2.434%	1/10/25	1,580	1,598
	Total Capital SA	4.250%	12/15/21	475	496
	TransCanada PipeLines Ltd.	2.500%	8/1/22	1,895	1,904
	TransCanada PipeLines Ltd.	3.750%	10/16/23	710	744
	Western Midstream Operating LP	5.375%	6/1/21	60	62
	Western Midstream Operating LP	4.000%	7/1/22	245	250
	Williams Cos. Inc.	5.250%	3/15/20	1,179	1,186
	Williams Cos. Inc.	4.125%	11/15/20	1,025	1,037
	Williams Cos. Inc.	7.875%	9/1/21	120	131
	Williams Cos. Inc.	4.000%	11/15/21	395	406
	Williams Cos. Inc.	3.600%	3/15/22	1,145	1,177
	Williams Cos. Inc.	3.350%	8/15/22	270	277
	Williams Cos. Inc.	3.700%	1/15/23	680	702
	Williams Cos. Inc.	4.300%	3/4/24	495	526
	Williams Cos. Inc.	4.550%	6/24/24	695	749
	WPX Energy Inc.	5.250%	10/15/27	20	21

	Other Industrial (0.1%)
[5]	CK Hutchison International 17 II Ltd.	2.250%	9/29/20	2,365	2,365

	Technology (3.3%)
	Apple Inc.	2.400%	1/13/23	100	101
	Apple Inc.	2.850%	2/23/23	100	103
	Apple Inc.	2.400%	5/3/23	555	564
	Apple Inc.	3.000%	2/9/24	379	392
	Apple Inc.	3.450%	5/6/24	1,870	1,987
	Apple Inc.	2.850%	5/11/24	3,091	3,194
	Apple Inc.	2.750%	1/13/25	1,175	1,213
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.200%	1/15/21	280	280
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	3,580	3,636
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	950	955
[5]	Broadcom Inc.	3.125%	4/15/21	1,300	1,315
[5]	Broadcom Inc.	3.125%	10/15/22	1,350	1,373
	CDK Global Inc.	4.875%	6/1/27	15	16
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	30	32
[5]	CommScope Finance LLC	5.500%	3/1/24	90	94
[5]	Dell International LLC / EMC Corp.	4.420%	6/15/21	3,780	3,885
[5]	Dell International LLC / EMC Corp.	4.000%	7/15/24	275	288
	Equifax Inc.	2.600%	12/1/24	406	408
[6]	Fidelity National Information Services Inc.	0.125%	5/21/21	600	675
[6]	Fidelity National Information Services Inc.	0.125%	12/3/22	1,000	1,123
	Fiserv Inc.	2.750%	7/1/24	4,330	4,405
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	1,150	1,214
	International Business Machines Corp.	2.800%	5/13/21	1,250	1,267
[6]	International Business Machines Corp.	0.500%	9/7/21	450	510
	International Business Machines Corp.	2.500%	1/27/22	1,000	1,012
	International Business Machines Corp.	2.850%	5/13/22	6,310	6,446
	International Business Machines Corp.	1.875%	8/1/22	355	355
	International Business Machines Corp.	3.000%	5/15/24	1,445	1,496
	Marvell Technology Group Ltd.	4.200%	6/22/23	750	788
[5]	MSCI Inc.	5.250%	11/15/24	162	167
[5]	NXP BV / NXP Funding LLC	3.875%	9/1/22	2,600	2,699
[5]	NXP BV / NXP Funding LLC	4.625%	6/1/23	500	534
[5]	NXP BV / NXP Funding LLC	4.875%	3/1/24	1,250	1,358
	Oracle Corp.	2.500%	10/15/22	200	203
	Oracle Corp.	2.625%	2/15/23	1,348	1,374
	Oracle Corp.	3.625%	7/15/23	200	211
	Oracle Corp.	2.400%	9/15/23	2,477	2,517
	Oracle Corp.	2.950%	11/15/24	1,745	1,809
	PayPal Holdings Inc.	2.200%	9/26/22	2,900	2,916
[5]	Qorvo Inc.	4.375%	10/15/29	70	73
	QUALCOMM Inc.	2.600%	1/30/23	2,985	3,037
	QUALCOMM Inc.	2.900%	5/20/24	500	515
[5]	SS&C Technologies Inc.	5.500%	9/30/27	20	21
	Total System Services Inc.	3.800%	4/1/21	1,500	1,528
	Tyco Electronics Group SA	4.875%	1/15/21	380	391
	Tyco Electronics Group SA	3.500%	2/3/22	375	386
	Tyco Electronics Group SA	3.450%	8/1/24	430	448
	Verisk Analytics Inc.	5.800%	5/1/21	315	330
	Verisk Analytics Inc.	4.125%	9/12/22	450	470
	VMware Inc.	2.300%	8/21/20	650	651
	VMware Inc.	2.950%	8/21/22	1,090	1,110
	Western Digital Corp.	4.750%	2/15/26	30	31

	Transportation (1.6%)
[5]	Air Canada	7.750%	4/15/21	1,692	1,796
[2,5]	Air Canada 2013-1 Class B Pass Through Trust	5.375%	5/15/21	593	609
[7]	Aurizon Network Pty Ltd.	5.750%	10/28/20	640	464
[7]	Aurizon Network Pty Ltd.	4.000%	6/21/24	240	179
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	200	204
	Canadian National Railway Co.	2.850%	12/15/21	200	203
[2]	Continental Airlines 2000-1 Class A-1 Pass Through Trust	8.048%	11/1/20	45	46
[2]	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	163	168
[2]	Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	64	65
[2]	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	102	104
	CSX Corp.	3.400%	8/1/24	1,065	1,121
[2]	CSX Transportation Inc.	6.251%	1/15/23	89	97
[2]	Delta Air Lines 2007-1 Class B Pass Through Trust	8.021%	8/10/22	138	152
[2]	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	116	117
	Delta Air Lines Inc.	3.400%	4/19/21	2,845	2,879
	Delta Air Lines Inc.	3.800%	4/19/23	1,725	1,789
	Delta Air Lines Inc.	2.900%	10/28/24	595	596
[5]	ERAC USA Finance LLC	2.600%	12/1/21	300	302
[5]	ERAC USA Finance LLC	3.300%	10/15/22	1,000	1,029
[5]	ERAC USA Finance LLC	2.700%	11/1/23	700	709
	FedEx Corp.	3.400%	1/14/22	645	662
[2,5]	Heathrow Funding Ltd.	4.875%	7/15/23	1,265	1,309
	Norfolk Southern Corp.	3.250%	12/1/21	100	102
	Norfolk Southern Corp.	2.903%	2/15/23	165	169
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.200%	7/15/20	150	151

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.300%	4/1/21	1,100	1,115
[7]	Qantas Airways Ltd.	7.500%	6/11/21	1,300	986
[7]	Qantas Airways Ltd.	7.750%	5/19/22	780	620
	Ryder System Inc.	2.875%	6/1/22	1,350	1,374
	Ryder System Inc.	2.500%	9/1/22	300	302
	Ryder System Inc.	3.650%	3/18/24	2,105	2,210
	Southwest Airlines Co.	2.750%	11/16/22	1,000	1,014
[2]	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	72	76
[2]	Spirit Airlines Pass Through Trust 2017-1B	3.800%	2/15/26	318	319
[2]	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	505	537
	Union Pacific Corp.	3.200%	6/8/21	350	356
	Union Pacific Corp.	2.950%	3/1/22	2,319	2,368
	Union Pacific Corp.	4.163%	7/15/22	250	263
	Union Pacific Corp.	2.950%	1/15/23	797	817
	Union Pacific Corp.	3.500%	6/8/23	90	94
	Union Pacific Corp.	3.150%	3/1/24	1,440	1,496
	United Parcel Service Inc.	2.350%	5/16/22	230	232
	United Parcel Service Inc.	2.450%	10/1/22	1,000	1,016
[2]	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	130	140
[7]	WSO Finance Pty Ltd.	3.500%	7/14/23	310	228
					598,734
Utilities (4.0%)
	Electric (3.9%)
	AEP Texas Inc.	2.400%	10/1/22	700	705
	Ameren Corp.	2.500%	9/15/24	1,060	1,068
	Ameren Illinois Co.	2.700%	9/1/22	215	219
	Baltimore Gas & Electric Co.	3.500%	11/15/21	230	236
	Baltimore Gas & Electric Co.	2.800%	8/15/22	600	610
	Baltimore Gas & Electric Co.	3.350%	7/1/23	320	332
	Berkshire Hathaway Energy Co.	2.375%	1/15/21	655	657
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	1,765	1,800
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	635	670
[5]	Calpine Corp.	4.500%	2/15/28	165	167
[5]	Calpine Corp.	5.125%	3/15/28	105	107
	CenterPoint Energy Inc.	3.600%	11/1/21	1,115	1,141
	CenterPoint Energy Inc.	2.500%	9/1/22	1,470	1,481
	CenterPoint Energy Inc.	3.850%	2/1/24	65	68
	Connecticut Light & Power Co.	2.500%	1/15/23	810	820
	Dominion Energy Inc.	2.750%	9/15/22	945	956
[4,5]	Dominion Energy Inc., 3M USD LIBOR + 0.400%	2.307%	12/1/20	4,840	4,846
	DTE Electric Co.	3.900%	6/1/21	420	430
	DTE Electric Co.	2.650%	6/15/22	30	31
	DTE Energy Co.	2.600%	6/15/22	1,170	1,176
	DTE Energy Co.	3.300%	6/15/22	1,000	1,023
	DTE Energy Co.	2.250%	11/1/22	2,495	2,495
	DTE Energy Co.	3.700%	8/1/23	1,995	2,077
	DTE Energy Co.	3.850%	12/1/23	130	136
	Duke Energy Corp.	3.227%	3/11/22	8,375	8,639
	Duke Energy Corp.	3.950%	10/15/23	390	412
	Duke Energy Corp.	3.750%	4/15/24	200	212
[5]	EDP Finance BV	4.125%	1/15/20	1,558	1,558
[5]	EDP Finance BV	5.250%	1/14/21	2,070	2,128
	Entergy Arkansas Inc.	3.750%	2/15/21	250	254
	Entergy Arkansas Inc.	3.050%	6/1/23	220	225
	Entergy Corp.	4.000%	7/15/22	1,260	1,312
	Entergy Louisiana LLC	4.800%	5/1/21	365	375
	Entergy Louisiana LLC	3.300%	12/1/22	205	211
	Entergy Louisiana LLC	4.050%	9/1/23	285	303
	Evergy Inc.	2.450%	9/15/24	1,500	1,507
	Exelon Corp.	2.450%	4/15/21	215	216
	Exelon Corp.	3.497%	6/1/22	246	252
	Exelon Generation Co. LLC	3.400%	3/15/22	222	227
	FirstEnergy Corp.	2.850%	7/15/22	2,570	2,608
	FirstEnergy Corp.	4.250%	3/15/23	1,979	2,086
[5]	FirstEnergy Transmission LLC	4.350%	1/15/25	493	528
	Georgia Power Co.	2.400%	4/1/21	1,245	1,250
[6]	innogy Finance BV	6.500%	8/10/21	400	496
	ITC Holdings Corp.	2.700%	11/15/22	750	759
	LG&E & KU Energy LLC	4.375%	10/1/21	280	289
	MidAmerican Energy Co.	3.700%	9/15/23	165	173
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	280	285
	NextEra Energy Capital Holdings Inc.	2.900%	4/1/22	2,430	2,470
	NextEra Energy Capital Holdings Inc.	3.300%	8/15/22	9,580	9,864
	NRG Energy Inc.	7.250%	5/15/26	448	490
	NSTAR Electric Co.	3.500%	9/15/21	470	479
	NSTAR Electric Co.	2.375%	10/15/22	225	227
	NV Energy Inc.	6.250%	11/15/20	200	207
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	120	125
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	1,455	1,478
	PECO Energy Co.	3.150%	10/15/25	115	120
	PPL Capital Funding Inc.	4.200%	6/15/22	50	52
	PPL Capital Funding Inc.	3.500%	12/1/22	225	232
	Progress Energy Inc.	4.400%	1/15/21	1,685	1,714
	Progress Energy Inc.	3.150%	4/1/22	520	530
	Public Service Enterprise Group Inc.	2.875%	6/15/24	1,665	1,696
	Puget Energy Inc.	6.500%	12/15/20	625	651
	Puget Energy Inc.	6.000%	9/1/21	100	106
	Puget Energy Inc.	5.625%	7/15/22	1,175	1,260
	Southern Co.	2.350%	7/1/21	1,645	1,651
	Southwestern Electric Power Co.	3.550%	2/15/22	490	502
	Tampa Electric Co.	5.400%	5/15/21	370	386
[4,7]	Victoria Power Networks Finance Pty Ltd., 3M Australian Bank Bill Rate +0.280%	1.128%	1/15/22	220	152
	Virginia Electric & Power Co.	3.450%	9/1/22	715	739
	Virginia Electric & Power Co.	2.750%	3/15/23	145	147
	Virginia Electric & Power Co.	3.450%	2/15/24	350	365
[5]	Vistra Operations Co. LLC	5.000%	7/31/27	20	21

	Natural Gas (0.1%)
[5]	Engie SA	2.875%	10/10/22	175	178
	Sempra Energy	2.400%	2/1/20	1,470	1,470
	Sempra Energy	2.400%	3/15/20	235	235
	Sempra Energy	2.900%	2/1/23	415	421
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	155	156

	Other Utility (0.0%)
[7]	Energy Partnership Gas Pty Ltd.	4.250%	6/15/20	80	56
					77,736
Total Corporate Bonds (Cost $1,158,561)					1,177,499
Sovereign Bonds (4.7%)
[5]	Arab Petroleum Investments Corp.	4.125%	9/18/23	442	470
	Arab Petroleum Investments Corp.	4.125%	9/18/23	200	212
	Arab Republic of Egypt	8.700%	3/1/49	200	224
[6]	Argentine Republic	3.875%	1/15/22	600	320
[6]	Argentine Republic	3.375%	1/15/23	506	256
	Argentine Republic	5.875%	1/11/28	567	266
[5]	Avi Funding Co. Ltd.	2.850%	9/16/20	275	276
	Avi Funding Co. Ltd.	2.850%	9/16/20	225	226
[5]	Banque Ouest Africaine de Developpement	5.500%	5/6/21	200	207
[5]	Banque Ouest Africaine de Developpement	5.000%	7/27/27	430	457
[5]	Bermuda	4.138%	1/3/23	200	209
[5]	BNG Bank NV	2.125%	12/14/20	866	868
[5]	BOC Aviation Ltd.	2.375%	9/15/21	790	787
	CCBL Cayman Corp. Ltd.	3.250%	7/28/20	500	502
[5]	CDP Financial Inc.	3.150%	7/24/24	670	699
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	200	209
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	200	200
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	837	875
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	710	758
	Corp Financiera de Desarrollo SA	4.750%	7/15/25	535	585
	Corp. Andina de Fomento	2.200%	7/18/20	937	937
	Corp. Andina de Fomento	4.375%	6/15/22	413	432

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5]	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	150	157
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	200	209
	Development Bank of Kazakhstan JSC	4.125%	12/10/22	240	250
[5,10]	Dexia Credit Local SA	2.500%	1/25/21	2,450	2,462
[5,10]	Dexia Credit Local SA	1.875%	9/15/21	235	235
[5,10]	Dexia Credit Local SA	2.375%	9/20/22	250	253
	Dominican Republic	6.600%	1/28/24	185	206
[5]	Electricite de France SA	4.500%	9/21/28	200	222
[5]	Emirate of Abu Dhabi	2.125%	9/30/24	6,450	6,433
	Empresa Nacional del Petroleo	4.375%	10/30/24	400	423
	Empresa Nacional del Petroleo	3.750%	8/5/26	255	261
[2]	Empresa Nacional del Petroleo	5.250%	11/6/29	400	448
	Export-Import Bank of India	2.750%	4/1/20	200	200
	Export-Import Bank of India	2.750%	8/12/20	200	200
	Export-Import Bank of Korea	5.125%	6/29/20	500	507
[2]	Federative Republic of Brazil	4.625%	1/13/28	1,300	1,396
	Fondo MIVIVIENDA SA	3.500%	1/31/23	630	645
	Gazprom OAO Via Gaz Capital SA	6.510%	3/7/22	270	292
	Harvest Operations Corp.	3.000%	9/21/22	200	204
	ICBCIL Finance Co. Ltd.	3.250%	3/17/20	200	200
	ICBCIL Finance Co. Ltd.	3.000%	4/5/20	560	561
[5]	Indonesia Asahan Aluminium Persero PT	5.230%	11/15/21	425	446
	Industrial & Commercial Bank of China Ltd.	2.905%	11/13/20	250	251
[4]	Industrial & Commercial Bank of China Ltd., 3M USD LIBOR + 0.750%	2.654%	11/8/20	500	500
[4,11]	Japan Bank for International Cooperation, 3M USD LIBOR + 0.390%	2.356%	7/21/20	144	144
[11]	Japan Finance Organization for Municipalities	4.000%	1/13/21	250	255
[5]	KazMunayGas National Co. JSC	6.375%	10/24/48	400	516
	Kingdom of Saudi Arabia	2.375%	10/26/21	1,660	1,667
	Korea Development Bank	3.250%	2/19/24	295	307
	Korea Hydro & Nuclear Power Co. Ltd.	3.000%	9/19/22	200	205
	Korea Midland Power Co. Ltd.	2.500%	7/21/21	200	201
	Korea Midland Power Co. Ltd.	3.375%	1/22/22	937	959
[5]	Korea National Oil Corp.	2.875%	3/27/22	400	406
	Korea Western Power Co. Ltd.	2.375%	7/22/22	304	306
	KSA Sukuk Ltd.	2.894%	4/20/22	869	883
[12]	KSA Sukuk Ltd.	3.628%	4/20/27	1,390	1,475
[5]	Ontario Teachers’ Cadillac Fairview Properties Trust	3.125%	3/20/22	1,326	1,352
[5]	Ontario Teachers’ Cadillac Fairview Properties Trust	3.875%	3/20/27	200	213
	Perusahaan Listrik Negara PT	5.500%	11/22/21	400	424
	Perusahaan Penerbit SBSN Indonesia III	3.400%	3/29/21	225	228
	Perusahaan Penerbit SBSN Indonesia III	3.400%	3/29/22	661	670
	Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	200	205
	Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	439	469
	Petroleos Mexicanos	4.625%	9/21/23	1	1
	Petroleos Mexicanos	6.875%	8/4/26	1,195	1,311
[5]	Petroleos Mexicanos	6.490%	1/23/27	913	969
	Petroleos Mexicanos	6.500%	3/13/27	455	481
	Petronas Capital Ltd.	3.125%	3/18/22	380	387
	Petronas Global Sukuk Ltd.	2.707%	3/18/20	200	200
[5]	Province of Alberta	1.750%	8/26/20	3,734	3,734
	Province of Nova Scotia	8.250%	7/30/22	315	361
	Province of Ontario	4.400%	4/14/20	629	634
	Province of Ontario	1.875%	5/21/20	230	230
	Province of Quebec	2.750%	8/25/21	715	727
[2,5]	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	22	23
[2]	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	82	84
	Republic of Chile	3.875%	8/5/20	180	181
	Republic of Colombia	4.375%	7/12/21	2,605	2,689
[2]	Republic of Colombia	2.625%	3/15/23	1,000	1,006
[2]	Republic of Colombia	4.500%	1/28/26	1,025	1,115
	Republic of Croatia	6.625%	7/14/20	690	705
	Republic of Croatia	6.375%	3/24/21	1,215	1,279
	Republic of Honduras	8.750%	12/16/20	1,010	1,064
	Republic of Hungary	6.375%	3/29/21	3,762	3,969
	Republic of Hungary	5.375%	2/21/23	2,255	2,472
	Republic of Hungary	5.750%	11/22/23	711	802
[5]	Republic of Indonesia	3.700%	1/8/22	400	411
	Republic of Indonesia	3.750%	4/25/22	1,612	1,664
	Republic of Indonesia	5.875%	1/15/24	820	928
	Republic of Indonesia	4.125%	1/15/25	755	810
[6]	Republic of Italy	3.850%	9/1/49	120	174
	Republic of Lithuania	7.375%	2/11/20	3,570	3,591
	Republic of Lithuania	6.125%	3/9/21	1,375	1,441
[5]	Republic of Lithuania	6.125%	3/9/21	195	204
	Republic of Lithuania	6.625%	2/1/22	300	329
	Republic of Panama	5.200%	1/30/20	1,270	1,273
[2]	Republic of Panama	4.000%	9/22/24	200	214
	Republic of Panama	7.125%	1/29/26	280	351
	Republic of Poland	5.125%	4/21/21	520	541
	Republic of Poland	5.000%	3/23/22	1,020	1,089
	Republic of Romania	4.375%	8/22/23	250	268
[6]	Republic of Romania	2.000%	12/8/26	1,574	1,891
	Republic of Serbia	7.250%	9/28/21	767	836
	Republic of Slovenia	5.500%	10/26/22	280	307
[5]	Republic of Slovenia	5.250%	2/18/24	300	338
	Republic of South Africa	5.500%	3/9/20	100	101
	Republic of South Africa	5.875%	9/16/25	695	764
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	1,140	1,220
[5]	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	800	856
	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	200	200
[5]	Sinopec Group Overseas Development 2017 Ltd.	2.375%	4/12/20	785	785
	Sinopec Group Overseas Development 2017 Ltd.	2.500%	9/13/22	200	201
	Socialist Republic of Vietnam	6.750%	1/29/20	726	729
[4]	State Bank of India/London, 3M Australian Bank Bill Rate +0.950%	2.993%	4/6/20	1,100	1,102
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	250	267
	State Grid Overseas Investment 2016 Ltd.	3.750%	5/2/23	310	323
	State of Israel	3.150%	6/30/23	525	546
[6]	State of Israel	1.500%	1/18/27	115	140
[6]	State of Israel	1.500%	1/16/29	450	551
	State of Kuwait	2.750%	3/20/22	1,148	1,166
	State of Qatar	4.500%	1/20/22	445	466
	United Mexican States	4.125%	1/21/26	375	399
[6]	United Mexican States	1.625%	4/8/26	459	537
Total Sovereign Bonds (Cost $88,366)					89,258
Taxable Municipal Bonds (0.1%)
[13]	New Jersey Economic Development Authority Revenue (State Pension Funding)	7.425%	2/15/29	770	966
Total Taxable Municipal Bonds (Cost $986)					966

				Shares
Temporary Cash Investments (7.2%)
Money Market Fund (1.8%)
[14]	Vanguard Market Liquidity Fund	1.816%		335,783	33,582

				Face
				Amount
				($000)
U.S. Government and Agency Obligations (5.4%)
[15]	United States Treasury Bill	1.541%–1.544%	11/5/20	105,000	103,643
Total Temporary Cash Investments (Cost $137,211)					137,225

Short-Term Investment-Grade Portfolio

				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value•
	Counterparty	Date	Rate	($000)	($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
1-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.608% Semiannually	MSCS	3/4/20	1.608%	28,280	6
10-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.130% Semiannually	BNPSW	9/21/20	1.130%	2,851	7
10-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.205% Semiannually	JPMC	1/7/20	1.205%	3,434	—
					13
Put Swaptions
1-Year Interest Rate Swap, Receives 3M USD LIBOR Quarterly, Pays 1.608% Semiannually	MSCS	3/4/20	1.608%	28,280	33
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	1/15/20	0.575%	3,740	—
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	1/15/20	0.575%	3,805	—
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	2/19/20	0.600%	5,610	2
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	1/15/20	0.600%	3,740	—
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	3/18/20	0.550%	3,715	3
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	2/19/20	0.525%	3,740	3
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	3/18/20	0.550%	5,610	5
					46
Total Options Purchased (Cost $130)					59
Total Investments (99.4%) (Cost $1,865,664)					1,894,959

Amount
($000)
Other Assets and Liabilities (0.6%)
Other Assets
Investment in Vanguard	85
Receivables for Investment Securities Sold	6
Receivables for Accrued Income	12,315
Receivables for Capital Shares Issued	638
Variation Margin Receivable—Futures Contracts	101
Variation Margin Receivable—CC Swap Contracts	19
Unrealized Appreciation—Forward Currency Contracts	42
Unrealized Appreciation—OTC Swap Contracts	66
Other Assets	551
Total Other Assets	13,823
Liabilities
Payables for Investment Securities Purchased	(27)
Payables for Capital Shares Redeemed	(563)
Payables to Vanguard	(627)
Variation Margin Payable—Futures Contracts	(36)
Variation Margin Payable—CC Swap Contracts	(5)
Unrealized Depreciation—Forward Currency Contracts	(426)
Unrealized Depreciation—OTC Swap Contracts	(327)
Options Written, at Value[16]	(153)
Total Liabilities	(2,164)
Net Assets (100%)
Applicable to 175,824,761 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,906,618
Net Asset Value Per Share	$10.84

Short-Term Investment-Grade Portfolio

At December 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	1,842,594
Total Distributable Earnings (Loss)	64,024
Net Assets	1,906,618

•	See Note A in Notes to Financial Statements.
§	Security value determined using significant unobservable inputs.
1	Securities with a value of $505,000 have been segregated as initial margin for open futures contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the aggregate value of these securities was $349,685,000, representing 18.3% of net assets.
6	Face amount denominated in euro.
7	Face amount denominated in Australian dollars.
8	Face amount denominated in British pounds.
9	Non-income-producing security—security in default.
10	Guaranteed by multiple countries.
11	Guaranteed by the Government of Japan.
12	Guaranteed by the Kingdom of Saudi Arabia.
13	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
14	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
15	Securities with a value of $790,000 have been segregated as initial margin for open centrally cleared swap contracts.
16	Includes premiums received of $154,000.

BNPSW—BNP Paribas.

CC—Centrally Cleared.

CMT—Constant Maturing Treasury Rate.

GSI—Goldman Sachs International.

JPMC—JPMorgan Chase Bank, N.A.

LIBOR—London Interbank Offered Rate.

MSCS—Morgan Stanley Capital Services LLC.

OTC—Over-the-Counter.

REMICS—Real Estate Mortgage Investment Conduits.

Short-Term Investment-Grade Portfolio

Derivative Financial Instruments Outstanding as of Period End

Options Written

				Notinal
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
Over-the-Counter Swaptions
Call Swaptions
2-Year Interest Rate Swap, Receives 3M USD LIBOR Quarterly, Pays 1.528% Semiannually	MSCS	3/4/20	1.528%	14,140	(10)
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	1/15/20	0.525%	3,740	(12)
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	1/15/20	0.525%	3,805	(13)
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	2/19/20	0.525%	5,610	(19)
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	1/15/20	0.550%	3,740	(17)
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	2/19/20	0.475%	3,740	(6)
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	3/18/20	0.500%	5,610	(14)
					(91)

Put Swaptions
2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.528% Semiannually	MSCS	3/4/20	1.528%	14,140	(44)
5-Year CDX-NA-IG-S33-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	1/15/20	0.525%	3,740	(1)
5-Year CDX-NA-IG-S33-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	1/15/20	0.525%	3,805	(1)
5-Year CDX-NA-IG-S33-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	2/19/20	0.525%	5,610	(4)
5-Year CDX-NA-IG-S33-V1, Credit Protection Purchased, Pays 1.000% Quarterly	JPMC	1/15/20	0.550%	3,740	—
5-Year CDX-NA-IG-S33-V1, Credit Protection Purchased, Pays 1.000% Quarterly	MSCS	2/19/20	0.475%	3,740	(4)
5-Year CDX-NA-IG-S33-V1, Credit Protection Purchased, Pays 1.000% Quarterly	MSCS	3/18/20	0.500%	5,610	(8)
					(62)

Total Options Written (Premiums Received $154)					(153)

GSI—Goldman Sachs International.

JPMC—JPMorgan Chase Bank, N.A.

MSCS—Morgan Stanley Capital Services LLC.

Short-Term Investment-Grade Portfolio

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short )	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation )
Long Futures Contracts
5-Year U.S. Treasury Note	March 2020	248	29,415	14
Long Gilt	March 2020	15	2,610	(12)
30-Year U.S. Treasury Bond	March 2020	3	468	(12)
10-Year U.S. Treasury Note	March 2020	1	128	1
				(9)
Short Futures Contracts
Euro-Schatz	March 2020	(139)	(17,448)	7
Euro-Bund	March 2020	(34)	(6,502)	63
Ultra 10-Year U.S. Treasury Note	March 2020	(27)	(3,799)	9
Euro-Bobl	March 2020	(20)	(2,998)	9
AUD 3-Year Treasury Bond	March 2020	(31)	(2,502)	16
2-Year U.S. Treasury Note	March 2020	(8)	(1,724)	(2)
AUD 10-Year Treasury Bond	March 2020	(8)	(803)	16
Euro-BTP	March 2020	(3)	(479)	(2)
Ultra Long U.S. Treasury Bond	March 2020	(2)	(363)	—
				116
				107

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation )
Counterparty	Date		Receive		Deliver	($000)	($000)
HSBC Bank USA, N.A.	3/18/20	USD	17,104	EUR	15,190	—	(19)
Toronto-Dominion Bank	3/18/20	USD	16,798	AUD	24,327	—	(307)
Morgan Stanley Capital Services LLC	3/18/20	USD	8,523	EUR	7,580	—	(22)
Royal Bank of Canada	3/18/20	USD	6,652	EUR	5,965	—	(72)
Royal Bank of Canada	3/18/20	USD	6,192	GBP	4,633	42	—
Bank of America, N.A.	3/18/20	USD	724	GBP	550	—	(6)
Bank of America, N.A.	3/18/20	USD	169	EUR	150	—	—
HSBC Bank USA, N.A.	3/18/20	USD	4	JPY	471	—	—
						42	(426)

AUD—Australian dollar.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

Short-Term Investment-Grade Portfolio

Centrally Cleared Credit Default Swaps
				Periodic
				Premium			Unrealized
				Received			Appreciation
	Termination	Notional	Amount	(Paid	)[1]	Value	(Depreciation )
Reference Entity	Date		(000)	(%	)	($000)	($000)
Credit Protection Sold
CDX-NA-IG-S33-V1	12/20/24	USD	5,496	1.000		142	3
CDX-NA-IG-S33-V1	12/20/29	USD	1,995	1.000		16	34
							37

Credit Protection Purchased
CDX-NA-HY-S33-V2	12/20/24	USD	921	(5.000)		(89)	(2)
CDX-NA-IG-S33-V1	12/20/22	USD	5,705	(1.000)		(129)	(11)
iTraxx Europe-S32-V1	12/20/24	EUR	3,810	(1.000)		(119)	(13)
							(26)
							11

1 Periodic premium received/paid quarterly.

EUR—euro.

USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[2]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway Inc./Aa2	6/20/22	BARC	835	1.000		16	(7)	9	—
Berkshire Hathaway Inc./Aa2	12/20/22	BARC	415	1.000		9	(4)	5	—
Boeing Co./A2	6/20/24	GSI	635	1.000		14	(14)	—	—
Metlife Inc./A3	12/20/20	GSCM	350	1.000		3	—	3	—
Metlife Inc./A3	12/20/21	BARC	160	1.000		2	—	2	—
People’s Republic of China/A3	6/20/22	BNPSW	665	1.000		15	(3)	12	—
People’s Republic of China/A3	6/20/24	GSI	295	1.000		9	(6)	3	—
Republic of Turkey/Ba2	12/20/24	HSBCC	210	1.000		(17)	28	11	—
Verizon Communications Inc./Baa1	12/20/22	GSI	835	1.000		17	(8)	9	—
						68	(14)	54	—

Credit Protection Purchased
American International Group Inc.	6/20/20	BOANA	280	(1.000)		(1)	—	—	(1)
American International Group Inc.	6/20/20	BOANA	280	(1.000)		(1)	—	—	(1)
American International Group Inc.	12/20/20	GSCM	350	(1.000)		(3)	1	—	(2)
American International Group Inc.	12/20/20	GSCM	175	(1.000)		(2)	—	—	(2)

Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
							Remaining
					Periodic			Up-Front
					Premium			Premium
			Notional		Received			Received	Unrealized	Unrealized
Reference	Termination		Amount		(Paid	)[2]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)		(%	)	($000)	($000)	($000)	($000)
Autozone Inc.	12/20/20	GSCM	240		(1.000)		(2)	1	—	(1)
Bank of America Corp.	3/20/20	GSCM	520		(1.000)		(1)	—	—	(1)
Bank of China Ltd.	12/20/21	BNPSW	300		(1.000)		(6)	—	—	(6)
Bank of China Ltd.	6/20/22	BNPSW	665		(1.000)		(15)	—	—	(15)
Bank of China Ltd.	6/20/23	BNPSW	515		(1.000)		(15)	6	—	(9)
Commerzbank AG	6/20/21	BOANA	590		(1.000)		(7)	(2)	—	(9)
CVS Health Corp.	12/20/20	BOANA	240		(1.000)		(2)	1	—	(1)
CVS Health Corp.	12/20/20	BOANA	240		(1.000)		(2)	2	—	—
CVS Health Corp.	12/20/20	BOANA	120		(1.000)		(1)	1	—	—
CVS Health Corp.	12/20/20	BOANA	120		(1.000)		(1)	1	—	—
CVS Health Corp.	12/20/21	BARC	465		(1.000)		(8)	6	—	(2)
CVS Health Corp.	12/20/21	BARC	160		(1.000)		(3)	2	—	(1)
CVS Health Corp.	12/20/21	JPMC	700		(1.000)		(12)	8	—	(4)
Deutsche Bank AG	12/20/22	JPMC	830		(1.000)		1	2	3	—
Deutsche Bank AG	12/20/24	GSI	225	[1]	(1.000)		3	(6)	—	(3)
Dominion Energy Inc.	12/20/20	JPMC	2,420		(1.000)		(23)	17	—	(6)
Dominion Energy Inc.	12/20/20	JPMC	2,420		(1.000)		(23)	16	—	(7)
Federation of Malaysia	12/20/24	BNPSW	405		(1.000)		(13)	10	—	(3)
Federative Republic of Brazil	12/20/24	GSI	1,536		(1.000)		(2)	(15)	—	(17)
Federative Republic of Brazil	12/20/24	MSCS	400		(1.000)		—	(4)	—	(4)
Federative Republic of Brazil	12/20/25	BOANA	578		(1.000)		5	(99)	—	(94)
Federative Republic of Brazil	12/20/25	GSCM	275		(1.000)		2	(44)	—	(42)
Lincoln National Corp.	6/20/21	BARC	80		(1.000)		(1)	(1)	—	(2)
Lincoln National Corp.	6/20/21	BARC	80		(1.000)		(1)	1	—	—
Lincoln National Corp.	12/20/21	BARC	160		(1.000)		(3)	—	—	(3)
McDonald’s Corp.	6/20/22	GSI	675		(1.000)		(15)	11	—	(4)
Raytheon Co.	12/20/21	GSI	585		(1.000)		(11)	8	—	(3)
Raytheon Co.	12/20/21	GSI	580		(1.000)		(11)	8	—	(3)
Republic of Chile	12/20/24	GSI	290		(1.000)		(8)	8	—	—
Republic of Colombia	12/20/24	GSI	283		(1.000)		(4)	3	—	(1)
Republic of Colombia	12/20/24	MSCS	945		(1.000)		(13)	4	—	(9)
Republic of Indonesia	12/20/24	BARC	800		(1.000)		(16)	4	—	(12)
Republic of South Africa	12/20/24	JPMC	575		(1.000)		15	(23)	—	(8)

Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium
			Notional	Received		Received		Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[2]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Republic of South Africa	12/20/24	MSCS	200	(1.000)		5	(8)	—	(3)
Republic of Turkey	12/20/22	HSBCC	300	(1.000)		10	(22)	—	(12)
Republic of Turkey	6/20/23	BNPSW	660	(1.000)		29	(20)	9	—
Republic of Turkey	12/20/24	MSCS	337	(1.000)		28	(41)	—	(13)
Societe Generale SA	12/20/21	JPMC	235	(1.000)		(4)	1	—	(3)
Standard Chartered Bank	12/20/21	JPMC	395	(1.000)		(7)	—	—	(7)
State of Qatar	6/20/22	CITNA	50	(1.000)		(1)	—	—	(1)
United Mexican States	12/20/24	CITNA	345	(1.000)		(4)	(2)	—	(6)
United Mexican States	12/20/24	GSI	470	(1.000)		(5)	2	—	(3)
United Mexican States	12/20/24	GSI	225	(1.000)		(2)	1	—	(1)
UnitedHealth Group Inc.	6/20/20	CSFBI	470	(1.000)		(2)	2	—	—
Wells Fargo & Co.	9/20/20	BOANA	620	(1.000)		(4)	2	—	(2)
						(157)	(158)	12	(327)
						(89)	(172)	66	(327)

The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in euro.

2 Periodic premium received/paid quarterly.

BARC—Barclays Bank plc.

BNPSW—BNP Paribas.

BOANA—Bank of America,N.A.

CITNA—Citibank, N.A.

CSFBI—Credit Suisse First Boston International.

GSCM—Goldman Sachs Bank USA.

GSI—Goldman Sachs International.

HSBCC—HSBC Bank USA, N.A.

JPMC—JPMorgan Chase Bank, N.A.

MSCS—Morgan Stanley Capital Services LLC.

Short-Term Investment-Grade Portfolio

Centrally Cleared Interest Rate Swaps
			Fixed		Floating
			Interest		Interest
			Rate		Rate			Unrealized
	Future	Notional	Received		Received			Appreciation
	Effective	Amount	(Paid	)[2]	(Paid	)[3]	Value	(Depreciation	)
Termination Date	Date1	($000)	(%	)	(%	)	($000)	($000)
3/18/21	3/18/20	7,332	1.750		(0.000)		3	(4)
3/18/22	3/18/20	3,470	(1.750)		0.000		(7)	4
3/20/23	3/18/20	10,043	(1.750)		0.000		(25)	23
3/18/24	3/18/20	8,294	(1.750)		0.000		(19)	29
3/18/25	3/18/20	8,199	(1.750)		0.000		(11)	38
3/18/27	3/18/20	3,968	(2.000)		0.000		(53)	31
							(112)	121

1	Forward interest rate swap. In a forward interest rate swap, the portfolio and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Fixed interest payment received/paid semiannually.
3	Based on 3-month LIBOR as of the most recent payment date. Floating interest payment received/paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Interest[1]	53,906
Total Income	53,906
Expenses
The Vanguard Group—Note B
Investment Advisory Services	246
Management and Administrative	1,971
Marketing and Distribution	209
Custodian Fees	57
Auditing Fees	40
Shareholders’ Reports	15
Trustees’ Fees and Expenses	1
Total Expenses	2,539
Net Investment Income	51,367
Realized Net Gain (Loss)
Investment Securities Sold[1]	7,695
Futures Contracts	(3,592)
Options Purchased	49
Options Written	758
Swap Contracts	(2,694)
Forward Currency Contracts	819
Foreign Currencies	(210)
Realized Net Gain (Loss)	2,825
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	45,408
Futures Contracts	327
Options Purchased	(69)
Options Written	89
Swap Contracts	162
Forward Currency Contracts	(99)
Foreign Currencies	15
Change in Unrealized Appreciation (Depreciation)	45,833
Net Increase (Decrease) in Net Assets Resulting from Operations	100,025

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $1,161,000, $13,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	51,367	44,595
Realized Net Gain (Loss)	2,825	(14,885)
Change in Unrealized Appreciation (Depreciation)	45,833	(13,562)
Net Increase (Decrease) in Net Assets Resulting from Operations	100,025	16,148
Distributions
Net Investment Income	(46,758)	(28,556)
Realized Capital Gain	—	—
Total Distributions	(46,758)	(28,556)
Capital Share Transactions
Issued	444,226	405,970
Issued in Lieu of Cash Distributions	46,758	28,556
Redeemed	(320,964)	(342,930)
Net Increase (Decrease) from Capital Share Transactions	170,020	91,596
Total Increase (Decrease)	223,287	79,188
Net Assets
Beginning of Period	1,683,331	1,604,143
End of Period	1,906,618	1,683,331

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.54	$10.63	$10.63	$10.55	$10.63
Investment Operations
Net Investment Income	.302[1]	.284[1]	.224[1]	.215	.207
Net Realized and Unrealized Gain (Loss) on Investments	.287	(.187)	.005	.068	(.088)
Total from Investment Operations	.589	.097	.229	.283	.119
Distributions
Dividends from Net Investment Income	(.289)	(.187)	(.211)	(.203)	(.197)
Distributions from Realized Capital Gains	—	—	(.018)	—	(.002)
Total Distributions	(.289)	(.187)	(.229)	(.203)	(.199)
Net Asset Value, End of Period	$10.84	$10.54	$10.63	$10.63	$10.55

Total Return	5.69%	0.94%	2.19%	2.72%	1.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,907	$1,683	$1,604	$1,372	$1,303
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.83%	2.72%	2.11%	2.05%	1.94%
Portfolio Turnover Rate	67%[2]	78%	83%	65%	74%

1  Calculated based on average shares outstanding.

2  Includes 1% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Portfolio

Notes to Financial Statements

The Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2019, the portfolio’s average investments in long and short futures contracts represented 6% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations

Short-Term Investment-Grade Portfolio

under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended December 31, 2019, the portfolio’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount

Short-Term Investment-Grade Portfolio

subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended December 31, 2019, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 2% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The portfolio invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the portfolio loses an amount equal to the market value of the option written less the premium received.

The portfolio invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The portfolio invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that

Short-Term Investment-Grade Portfolio

is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended December 31, 2019, the portfolio’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

8. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

9. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

10. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

11. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

12. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on

Short-Term Investment-Grade Portfolio

certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2019, the portfolio had contributed to Vanguard capital in the amount of $85,000, representing less than 0.01%of the portfolio’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	78,279	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	411,673	—
Corporate Bonds	—	1,177,499	—
Sovereign Bonds	—	89,258	—
Taxable Municipal Bonds	—	966	—
Temporary Cash Investments	33,582	103,643	—
Options Purchased	—	59	—
Options Written	—	(153)	—
Futures Contracts—Assets[1]	101	—	—
Futures Contracts—Liabilities[1]	(36)	—	—
Forward Currency Contracts—Assets	—	42	—
Forward Currency Contracts—Liabilities	—	(426)	—
Swap Contracts—Assets	19 [1]	66	—
Swap Contracts—Liabilities	(5)[1]	(327)	—
Total	33,661	1,860,579	—

1 Represents variation margin on the last day of the reporting period.

Short-Term Investment-Grade Portfolio

D.  At December 31, 2019, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	46	—	13	59
Variation Margin Receivable—Futures Contracts	101	—	—	101
Variation Margin Receivable— CC Swap Contracts	17	—	2	19
Unrealized Appreciation—Forward Currency Contracts	—	42	—	42
Unrealized Appreciation—OTC Swap Contracts	—	—	66	66
Total Assets	164	42	81	287

Options Written	(54)	—	(99)	(153)
Variation Margin Payable—Futures Contracts	(36)	—	—	(36)
Variation Margin Payable—CC Swap Contracts	(1)	—	(4)	(5)
Unrealized Depreciation—Forward Currency Contracts	—	(426)	—	(426)
Unrealized Depreciation—OTC Swap Contracts	—	—	(327)	(327)
Total Liabilities	(91)	(426)	(430)	(947)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2019, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(3,592)	—	—	(3,592)
Options Purchased	100	—	(51)	49
Options Written	512	—	246	758
Forward Currency Contracts	—	819	—	819
Swap Contracts	(2,202)	—	(492)	(2,694)
Realized Net Gain (Loss) on Derivatives	(5,182)	819	(297)	(4,660)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	327	—	—	327
Options Purchased	(53)	—	(16)	(69)
Options Written	101	—	(12)	89
Forward Currency Contracts	—	(99)	—	(99)
Swap Contracts	359	—	(197)	162
Change in Unrealized Appreciation (Depreciation) on Derivatives	734	(99)	(225)	410

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Short-Term Investment-Grade Portfolio

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the realization of unrealized gains or losses on certain futures contracts and forward currency contracts; and the tax recognition of gain or loss from foreign currency hedges. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	49,552
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(13,376)
Net Unrealized Gains (Losses)	28,338

*	The fund used capital loss carryforwards of $3,881,000 to offset taxable capital gains realized during the year ended December 31, 2019.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,866,574
Gross Unrealized Appreciation	31,623
Gross Unrealized Depreciation	(3,288)
Net Unrealized Appreciation (Depreciation)	28,335

F.  During the year ended December 31, 2019, the portfolio purchased $1,083,716,000 of investment securities and sold $854,143,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $166,779,000 and $290,111,000, respectively.

The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2019, such purchases and sales were $133,484,000 and $46,953,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

G.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	41,665	38,802
Issued in Lieu of Cash Distributions	4,483	2,756
Redeemed	(30,064)	(32,778)
Net Increase (Decrease) in Shares Outstanding	16,084	8,780

At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 54% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.

H.  Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Short-Term Investment-Grade Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Short-Term Investment-Grade Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Short-Term Investment-Grade Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Short-Term Investment-Grade Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–5 Year Credit Bond Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Short-Term Investment-Grade Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Short-Term Investment-Grade Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Short-Term Investment-Grade Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Short-Term Investment-Grade Portfolio or the owners of the Short-Term Investment-Grade Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Short-Term Investment-Grade Portfolio. Investors acquire the Short-Term Investment-Grade Portfolio from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Short-Term Investment-Grade Portfolio. The Short-Term Investment-Grade Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Short-Term Investment-Grade Portfolio or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Short-Term Investment-Grade Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Investment-Grade Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Short-Term Investment-Grade Portfolio or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Short-Term Investment-Grade Portfolio.

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Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

Small Company Growth Portfolio

Your Portfolio’s Performance at a Glance

• For the 12 months ended December 31, 2019, the Small Company Growth Portfolio of Vanguard Variable Insurance Fund returned 28.05%. It lagged the 32.65% return of its benchmark, the Russell 2500 Growth Index.

• Stocks and bonds recorded their best results in years. Stocks benefited from accommodative monetary policies implemented by the Federal Reserve and other major central banks. Safer assets such as bonds also attracted investors as the U.S.-China trade conflict fueled global economic growth concerns.

• Both allocation and selection detracted from performance. Selection in information technology, health care, and communication services weighed on returns. In information technology, selection in the software industry hurt the most. An overweight allocation to consumer discretionary and an underweighting of information technology also modestly dragged on performance. Selection in consumer discretionary boosted returns.

• Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Market Barometer
		Average Annual Total Returns
	Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned 28.05% for the 12 months ended December 31, 2019. It lagged the 32.65% return of its benchmark, the Russell 2500 Growth Index.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the 12 months and its effect on the portfolio’s positioning. These comments were prepared on January 23, 2020.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

The investment environment

Stocks in the United States surged in 2019, outperforming their international counterparts. The S&P 500 Index returned 31.49%, while the FTSE Global All Cap ex US Index returned 21.80%. The primary catalysts for the strong results were accommodative monetary policy by the U.S. Federal Reserve, corporate earnings, and an easing of geopolitical tensions near the end of the year.

The 12 months began with concerns about moderating economic growth, tightening fiscal policy, and geopolitical tensions. However, the market quickly pivoted and produced strong results in the first quarter of 2019 because of more supportive rhetoric from the Fed, the perception of easing tensions between the U.S. and China, and solid corporate earnings. Concerns grew about corporate earnings and geopolitical risks midyear. But the combination of stabilizing economic data, accommodative central banks, and the announcement of a U.S.-China “phase one” trade deal boosted equities later.

The Federal Reserve ended the fiscal year by reversing course from the previous year and pursuing a pro-market policy. After raising interest rates by 25 basis points in December 2018, the Fed cut them three times by a combined 0.75% over the course of 2019. The reaching of the U.S.-China trade deal provided more certainty and helped produce a more supportive environment. Corporate earnings for the 12 months remained resilient, if not spectacular.

The broad fixed income markets generated positive returns, primarily because of stronger-than-expected growth, tame inflation, and continued central bank monetary support. Against this backdrop, U.S. Treasury yields fell and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index returned 8.87% for the year. Sovereign yields also declined in most markets following the injection of monetary stimulus by the Fed and the European Central Bank. The Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged returned 8.06%.

Investment objective and strategy

Although our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. Those fundamentals include high quality, management decisions, consistent earnings growth, strong market sentiment, and reasonable valuation.

Using these five themes, we generate a composite stock ranking, seeking to capitalize on investor biases. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected return while minimizing exposure to risks that our research indicates do not improve returns (such as industry selection and other risks relative to our benchmark).

Our successes and shortfalls

Over the 12 months, our quality, growth, and management decisions models detracted from performance. Our sentiment model produced gains. Results lagged the benchmark in all 11 industry sectors. Health care, consumer discretionary, and communication services detracted the most from relative performance.

At the individual stock level, the greatest shortfalls came from underweighting Dexcom and overweighting Acorda Therapeutics, Boingo Wireless, PagerDuty, and Tailored Brands. The strongest results came from underweighting Grubhub and overweighting Arrowhead Pharmaceuticals, Lattice Semiconductor, Array BioPharma, and Generac Holdings.

We continue to believe that a portfolio focused on fundamentals will benefit investors over the long term, although we recognize that the market can reward or punish us in the near term. We believe our portfolio offers a strong mix of stocks with attractive growth, sentiment, and value characteristics.

ArrowMark Partners

Portfolio Managers:

Chad Meade, Partner

Brian Schaub, CFA, Partner

The investment environment

U.S. equity markets delivered solid performance during the fourth quarter, ending a strong year in which all major indexes appreciated by more than 20%. Despite the positive returns, trade disruptions, a contraction in manufacturing, and geopolitical risks weighed on U.S. and global economic growth.

Small Company Growth Portfolio

Balancing these economic concerns, strong employment numbers and benign inflation boosted the economy. During the year, Federal Reserve policymakers responded to heightened global economic risks by cutting the federal funds rate three times, in August, September, and October, for a total reduction of 75 basis points. Equity valuations expanded in many sectors, affording fewer opportunities to find companies that meet our strict investment criteria.

Investment objective

Our investment process prioritizes the management of risk over the opportunity for return. Our goal is to build an all-weather portfolio that can perform in a variety of market conditions, mitigating capital losses on the downside and participating 100% in market recoveries.

Portfolio results

Industrial holdings delivered the largest positive contribution to returns for the year. We maintained an overweight position, specifically in the professional and commercial services segment. This area typically contains companies with attractive business models, recurring revenues, and less economic sensitivity than the broader sector.

In the subsector, long-term holding Clean Harbors, a leading hazardous waste treatment, storage, and disposal management company, delivered strong performance. We have always liked the company’s hazardous waste incinerators, which are nearly impossible to replicate. The stock rallied during the year on news of solid financial results.

Consumer discretionary holdings including Skechers USA, which designs and sells lifestyle and athletic footwear, also contributed. The third-largest footwear manufacturer in the U.S., it has a strong and growing international presence. In our view, the market does not fully recognize the growth opportunity represented by this international business. The stock soared after the company reported significantly higher margins and strong organic growth.

Information technology and health care detracted from relative returns. In information technology, an underweight to this top-performing sector and our individual holdings hurt performance.

The largest detractor in the sector was 2U, an educational technology firm that partners with leading nonprofit colleges and universities to offer online degree programs. The company has many of the qualities that we believe define a good business. These include long-term contracts and recurring revenue, attractive unit economics that should deliver strong EBITDA margins at scale, and brand recognition with marquee university partners to drive growth.

During the fiscal year, however, 2U reported disappointing financial results. Enrollment declined in some of its legacy programs, and competition in online education increased. Our longer-term outlook for the company remains positive. We believe it will continue to grow its core graduate program business at a rate in the mid-to-high teens and that newly launched initiatives will become increasingly profitable over the next year.

Health care lagged partly because of underperformance from biotechnology company Spectrum Pharmaceuticals. The firm announced disappointing clinical trial results for one of its lead drug candidates for the treatment of non-small cell lung cancer.

As always, we will continue to look for opportunities that can perform in a variety of market conditions and mitigate capital losses.

Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Quantitative Equity Group	50	1,048	Employs a quantitative approach that focuses on fundamental factors, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.
ArrowMark Partners	48	1,024	The firm uses in-depth fundamental research to uncover companies that, in its opinion, can control their own economic destiny. It starts by identifying businesses with strong competitive advantages in industries with high barriers to entry, then narrows the focus to companies with large potential markets and high-quality business models focused on the future. Finally, considerations are made for potential downside risk, resulting in a diversified portfolio of between 75 and 100 stocks.
Cash Investments	2	39	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•    Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,071.00	$1.67
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.59	1.63

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.32%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2009–December 31, 2019 Initial

Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Small Company Growth Portfolio	28.05%	10.39%	14.29%	$38,040
Russell 2500 Growth Index	32.65	10.84	14.01	37,108
Dow Jones U.S. Total Stock Market Float Adjusted Index	30.90	11.18	13.43	35,251

See Financial Highlights for dividend and capital gains information.

Small Company Growth Portfolio

Sector Diversification

As of December 31, 2019

Communication Services	3.5%
Consumer Discretionary	15.7
Consumer Staples	1.1
Energy	0.3
Financials	4.3
Health Care	23.1
Industrials	21.7
Information Technology	25.6
Materials	2.3
Other	0.0
Real Estate	2.1
Utilities	0.3

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Small Company Growth Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (96.4%)[1]
Communication Services (3.4%)
	Cinemark Holdings Inc.	561,185	18,996
	National CineMedia Inc.	1,148,841	8,375
*	Pinterest Inc. Class A	422,708	7,879
*	Cargurus Inc.	177,095	6,230
*,^	Match Group Inc.	67,039	5,504
*	Zynga Inc. Class A	883,924	5,410
*	Boingo Wireless Inc.	338,784	3,710
*	Liberty TripAdvisor Holdings Inc. Class A	400,985	2,947
*	TechTarget Inc.	110,718	2,890
*	Glu Mobile Inc.	428,694	2,594
*	EverQuote Inc. Class A	48,285	1,659
*	Bandwidth Inc. Class A	21,891	1,402
*	Roku Inc.	8,808	1,179
*	Meet Group Inc.	233,119	1,168
	New York Times Co. Class A	31,654	1,018
	Meredith Corp.	22,378	727
			71,688
Consumer Discretionary (15.2%)
*	Skechers U.S.A. Inc. Class A	718,354	31,026
	Hanesbrands Inc.	1,933,709	28,716
*	Sally Beauty Holdings Inc.	1,487,674	27,150
*	frontdoor Inc.	377,941	17,922
	Polaris Inc.	171,674	17,459
	Carter’s Inc.	136,576	14,933
*	Shutterstock Inc.	324,399	13,910
*	Grand Canyon Education Inc.	110,268	10,563
*	NVR Inc.	2,661	10,134
*	Planet Fitness Inc. Class A	119,953	8,958
*	Under Armour Inc. Class C	457,903	8,783
	Wolverine World Wide Inc.	243,164	8,204
*	RH	33,739	7,203
*	SeaWorld Entertainment Inc.	214,125	6,790
	Wingstop Inc.	78,607	6,778
*	Etsy Inc.	151,219	6,699
	Rent-A-Center Inc.	232,063	6,693
	PulteGroup Inc.	153,745	5,965
	Domino’s Pizza Inc.	17,707	5,202
	H&R Block Inc.	220,376	5,174
	Lithia Motors Inc. Class A	34,128	5,017
*	Everi Holdings Inc.	355,083	4,769
*	Fox Factory Holding Corp.	66,599	4,633
*	TopBuild Corp.	44,570	4,594
*	Chewy Inc.	154,770	4,488
*,^	YETI Holdings Inc.	91,605	3,186
	Dine Brands Global Inc.	37,308	3,116
	Brinker International Inc.	70,474	2,960
	Gentex Corp.	97,163	2,816
*	Mattel Inc.	206,070	2,792
*	Murphy USA Inc.	22,529	2,636
*	Skyline Champion Corp.	76,701	2,431
	Kontoor Brands Inc.	55,552	2,333
*	Boot Barn Holdings Inc.	51,070	2,274
*	Denny’s Corp.	110,868	2,204
	Aaron’s Inc.	36,499	2,085
	Core-Mark Holding Co. Inc.	73,839	2,008
*	Career Education Corp.	104,840	1,928
*	Burlington Stores Inc.	8,377	1,910
*	Deckers Outdoor Corp.	11,100	1,874
*	Stoneridge Inc.	61,905	1,815
*	Taylor Morrison Home Corp. Class A	74,656	1,632
*	K12 Inc.	75,625	1,539
*	1-800-Flowers.com Inc. Class A	80,552	1,168
	Dave & Buster’s Entertainment Inc.	26,652	1,071
*	Gentherm Inc.	22,238	987
	Wendy’s Co.	40,201	893
*	Zumiez Inc.	22,632	782
*	Conn’s Inc.	59,774	741
*	Funko Inc. Class A	34,162	586
	Lear Corp.	3,945	541
			320,071
Consumer Staples (1.0%)
	Coca-Cola Consolidated Inc.	22,006	6,251
	Casey’s General Stores Inc.	22,352	3,554
	John B Sanfilippo & Son Inc.	37,730	3,444
^	B&G Foods Inc.	170,758	3,062
*	Post Holdings Inc.	17,261	1,883
	Medifast Inc.	13,789	1,511
*	Herbalife Nutrition Ltd.	27,668	1,319
*	Pilgrim’s Pride Corp.	28,071	918
			21,942
Energy (0.3%)
*	W&T Offshore Inc.	408,272	2,270
*	RigNet Inc.	243,387	1,606
^	DMC Global Inc.	26,582	1,194
*	CONSOL Energy Inc.	46,768	679
	Delek US Holdings Inc.	19,555	656
			6,405
Financials (4.1%)
	LPL Financial Holdings Inc.	194,653	17,957
	WisdomTree Investments Inc.	1,747,561	8,458
	Primerica Inc.	60,148	7,853
	Walker & Dunlop Inc.	84,950	5,495
	OneMain Holdings Inc.	123,821	5,219
	CIT Group Inc.	110,921	5,061
	Voya Financial Inc.	61,670	3,761
	Bank OZK	120,268	3,669
*	NMI Holdings Inc. Class A	103,235	3,425
*	Enova International Inc.	134,508	3,236
	Virtus Investment Partners Inc.	25,498	3,104
	Bank of NT Butterfield & Son Ltd.	78,347	2,900
	MSCI Inc. Class A	9,788	2,527
*,^	Health Insurance Innovations Inc. Class A	101,042	1,949
*	Cowen Inc. Class A	108,618	1,711
	Universal Insurance Holdings Inc.	51,576	1,444
*	Palomar Holdings Inc. Class A	28,015	1,414
	Artisan Partners Asset Management Inc. Class A	40,995	1,325
*	Alleghany Corp.	1,572	1,257
	National General Holdings Corp.	53,735	1,188
	Brightsphere Investment Group Inc.	104,544	1,068
	MarketAxess Holdings Inc.	2,418	917
*	Curo Group Holdings Corp.	69,224	843
*	Mr Cooper Group Inc.	51,815	648
	Piper Jaffray Cos.	6,883	550
	Erie Indemnity Co. Class A	2,254	374
			87,353
Health Care (22.2%)
	STERIS plc	153,314	23,368
*	Syneos Health Inc.	334,300	19,882
*	MEDNAX Inc.	713,427	19,826
*	BioTelemetry Inc.	380,105	17,599
*	Merit Medical Systems Inc.	507,345	15,839
*	Quidel Corp.	188,714	14,159
*	Arrowhead Pharmaceuticals Inc.	161,624	10,252
*	Axogen Inc.	553,228	9,897
*	Deciphera Pharmaceuticals Inc.	157,667	9,813
*	Immunomedics Inc.	456,877	9,668
	Chemed Corp.	21,406	9,403
*	Integra LifeSciences Holdings Corp.	160,031	9,327
*	Novocure Ltd.	110,108	9,279
*	Agios Pharmaceuticals Inc.	188,232	8,988
*	PRA Health Sciences Inc.	80,465	8,944
*,^	Esperion Therapeutics Inc.	149,357	8,906
*	Heron Therapeutics Inc.	374,001	8,789
	Bruker Corp.	165,425	8,432
*	Ironwood Pharmaceuticals Inc. Class A	621,153	8,268
*	Revance Therapeutics Inc.	503,506	8,172
*	Charles River Laboratories International Inc.	51,992	7,942
	Encompass Health Corp.	108,122	7,490
*	Prestige Consumer Healthcare Inc.	178,892	7,245
*	Kodiak Sciences Inc.	97,315	7,002
*	Medpace Holdings Inc.	82,648	6,947
*	Integer Holdings Corp.	84,295	6,780
*	Tenet Healthcare Corp.	175,898	6,689
*	Neurocrine Biosciences Inc.	61,359	6,595
*	ABIOMED Inc.	38,239	6,523
*,^	Viking Therapeutics Inc.	810,201	6,498
*	Masimo Corp.	40,905	6,465
*	Nevro Corp.	54,641	6,423
	Cooper Cos. Inc.	19,430	6,243
*	CorVel Corp.	62,818	5,488
*	Veeva Systems Inc. Class A	37,025	5,208
*	Ionis Pharmaceuticals Inc.	85,334	5,155
*	DBV Technologies SA ADR	442,340	4,733
*	Mettler-Toledo International Inc.	5,291	4,197
*	Puma Biotechnology Inc.	477,376	4,177
*	ImmunoGen Inc.	779,212	3,978
*	STAAR Surgical Co.	112,947	3,972
	Hill-Rom Holdings Inc.	34,040	3,865
*	NuVasive Inc.	45,536	3,522
	PerkinElmer Inc.	35,652	3,462
*	IQVIA Holdings Inc.	22,260	3,439
*	Halozyme Therapeutics Inc.	184,698	3,275

Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Vanda Pharmaceuticals Inc.	185,523	3,044
*	Alkermes plc	145,887	2,976
*,^	Intrexon Corp.	538,831	2,953
	Mesa Laboratories Inc.	11,548	2,880
*	Molina Healthcare Inc.	19,674	2,670
*,^	SmileDirectClub Inc.	305,343	2,669
*	Retrophin Inc.	181,556	2,578
*	Voyager Therapeutics Inc.	180,587	2,519
*	Natera Inc.	71,731	2,417
*	Surmodics Inc.	57,902	2,399
*	Epizyme Inc.	97,028	2,387
*	Horizon Therapeutics plc	65,347	2,366
*	Enanta Pharmaceuticals Inc.	37,745	2,332
*	HMS Holdings Corp.	72,528	2,147
*	Spectrum Pharmaceuticals Inc.	577,240	2,101
*	DexCom Inc.	9,295	2,033
*	MacroGenics Inc.	183,847	2,000
*	ICU Medical Inc.	10,617	1,987
*	Align Technology Inc.	6,677	1,863
*	Silk Road Medical Inc.	45,725	1,846
*	Catalent Inc.	31,226	1,758
	LeMaitre Vascular Inc.	45,977	1,653
*	Precision BioSciences Inc.	118,241	1,642
*	Global Blood Therapeutics Inc.	20,648	1,641
*	NanoString Technologies Inc.	58,572	1,629
*	Lantheus Holdings Inc.	78,815	1,617
*	Inovalon Holdings Inc. Class A	84,043	1,582
*	Haemonetics Corp.	13,681	1,572
	US Physical Therapy Inc.	13,305	1,521
*	Exact Sciences Corp.	15,289	1,414
	Luminex Corp.	60,247	1,395
*	Myriad Genetics Inc.	49,499	1,348
*	Endo International plc	259,857	1,219
*	Veracyte Inc.	42,316	1,181
*	Fluidigm Corp.	329,894	1,148
*	FibroGen Inc.	25,916	1,112
*	Jounce Therapeutics Inc.	126,213	1,102
*	Iovance Biotherapeutics Inc.	37,478	1,037
*,^	Eidos Therapeutics Inc.	15,517	891
*	Pieris Pharmaceuticals Inc.	243,036	880
*	Pennant Group Inc.	26,553	878
*,^	Clovis Oncology Inc.	83,792	874
	Atrion Corp.	1,109	833
	Phibro Animal Health Corp. Class A	32,100	797
*	Acorda Therapeutics Inc.	367,609	750
*	ACADIA Pharmaceuticals Inc.	17,221	737
*	Endologix Inc.	462,140	730
*	Natus Medical Inc.	20,851	688
*	Assertio Therapeutics Inc.	528,241	660
*	Akorn Inc.	410,955	616
*	Avantor Inc.	33,587	610
*	Apellis Pharmaceuticals Inc.	19,358	593
*	CryoLife Inc.	21,279	576
*	Radius Health Inc.	27,422	553
*	Seattle Genetics Inc.	4,692	536
*	Orthofix Medical Inc.	10,615	490
*,^	Inovio Pharmaceuticals Inc.	125,905	415
*,^	Novavax Inc.	31,922	127
*	Cyclerion Therapeutics Inc.	37,118	101
			469,197
Industrials (20.9%)
*	Sensata Technologies Holding plc	476,418	25,665
*	Clean Harbors Inc.	291,127	24,964
*	TriNet Group Inc.	430,453	24,368
	ABM Industries Inc.	565,249	21,316
	Cimpress NV	134,502	16,916
	Ritchie Bros Auctioneers Inc. (XNYS)	384,778	16,526
	Tennant Co.	205,399	16,005
*	Middleby Corp.	137,612	15,071
	John Bean Technologies Corp.	133,640	15,056
*	Kirby Corp.	150,604	13,484
	Heartland Express Inc.	579,928	12,207
	Woodward Inc.	89,015	10,543
	CH Robinson Worldwide Inc.	132,831	10,387
	Matson Inc.	214,145	8,737
	Allison Transmission Holdings Inc.	178,897	8,644
	Spirit AeroSystems Holdings Inc. Class A	113,749	8,290
	Armstrong World Industries Inc.	83,662	7,862
	Forward Air Corp.	109,786	7,680
*	Builders FirstSource Inc.	299,973	7,622
*	MasTec Inc.	118,183	7,583
	EMCOR Group Inc.	82,127	7,088
*	Atkore International Group Inc.	168,766	6,828
	MSC Industrial Direct Co. Inc. Class A	83,873	6,581
	Korn Ferry	150,749	6,392
	Kforce Inc.	152,932	6,071
	Westinghouse Air Brake Technologies Corp.	75,873	5,903
*	Proto Labs Inc.	56,916	5,780
	Landstar System Inc.	50,560	5,757
*	Aerojet Rocketdyne Holdings Inc.	126,008	5,754
*	GMS Inc.	199,252	5,396
	Acuity Brands Inc.	37,785	5,214
	Kennametal Inc.	141,312	5,213
	HEICO Corp. Class A	55,489	4,968
*	Meritor Inc.	189,456	4,962
	Robert Half International Inc.	76,616	4,838
	Albany International Corp. Class A	61,131	4,641
*	HD Supply Holdings Inc.	105,093	4,227
	IDEX Corp.	22,626	3,892
*	Foundation Building Materials Inc.	193,569	3,746
*	Generac Holdings Inc.	35,609	3,582
*	American Woodmark Corp.	32,643	3,411
	Huntington Ingalls Industries Inc.	13,094	3,285
	MSA Safety Inc.	25,464	3,218
*	Hub Group Inc. Class A	59,244	3,039
*	Great Lakes Dredge & Dock Corp.	265,777	3,011
*	TrueBlue Inc.	111,653	2,686
	Covanta Holding Corp.	180,729	2,682
	Hillenbrand Inc.	76,659	2,553
	Triumph Group Inc.	96,450	2,437
	Tetra Tech Inc.	28,174	2,427
*	Astronics Corp.	86,268	2,411
	Barrett Business Services Inc.	20,901	1,891
	Terex Corp.	62,928	1,874
	Mobile Mini Inc.	48,865	1,852
*	Avis Budget Group Inc.	49,917	1,609
	McGrath RentCorp	20,738	1,587
	ArcBest Corp.	56,261	1,553
*	Herc Holdings Inc.	28,699	1,405
	Kimball International Inc. Class B	64,327	1,330
	Lennox International Inc.	5,197	1,268
*	JetBlue Airways Corp.	59,781	1,119
	Mueller Industries Inc.	34,495	1,095
	Brady Corp. Class A	19,024	1,089
	Allegiant Travel Co. Class A	5,460	950
*	SPX Corp.	16,225	826
*	FTI Consulting Inc.	6,983	773
	KAR Auction Services Inc.	32,673	712
	National Presto Industries Inc.	6,597	583
	Fortune Brands Home & Security Inc.	8,872	580
	EnPro Industries Inc.	7,935	531
	Steelcase Inc. Class A	22,284	456
*	Echo Global Logistics Inc.	20,938	433
	Knoll Inc.	16,155	408
			440,843
Information Technology (24.7%)
	LogMeIn Inc.	452,269	38,778
	j2 Global Inc.	313,436	29,372
*	ON Semiconductor Corp.	859,827	20,963
*	Cornerstone OnDemand Inc.	337,741	19,775
*	SolarWinds Corp.	1,027,530	19,061
	Belden Inc.	313,650	17,251
	SS&C Technologies Holdings Inc.	279,657	17,171
*	2U Inc.	567,446	13,613
*	Nuance Communications Inc.	744,287	13,271
*	Paycom Software Inc.	47,528	12,583
*	FireEye Inc.	671,977	11,108
*	Fair Isaac Corp.	29,572	11,080
	Booz Allen Hamilton Holding Corp. Class A	148,137	10,537
	Switch Inc.	704,734	10,444
*	Trimble Inc.	244,388	10,189
*	Euronet Worldwide Inc.	62,877	9,907
*	Gartner Inc.	61,410	9,463
*	New Relic Inc.	127,408	8,372
*	Five9 Inc.	125,263	8,215
*	Proofpoint Inc.	69,693	7,999
*	Cardtronics plc Class A	174,421	7,788
*	Manhattan Associates Inc.	97,261	7,757
	MAXIMUS Inc.	92,411	6,874
*	Zebra Technologies Corp.	26,224	6,699
*	Diodes Inc.	118,487	6,679
*	Verint Systems Inc.	119,332	6,606
*	Lattice Semiconductor Corp.	343,934	6,583
*	Fortinet Inc.	61,439	6,559
	Jabil Inc.	155,570	6,430
*	Pluralsight Inc. Class A	369,932	6,367
	CDW Corp.	44,070	6,295
*	Cadence Design Systems Inc.	87,487	6,068
*,^	Enphase Energy Inc.	232,226	6,068
	Sabre Corp.	268,645	6,028
*	HubSpot Inc.	37,628	5,964
*	Teradata Corp.	220,088	5,892
*	Workiva Inc. Class A	139,082	5,848
*	Anaplan Inc.	109,272	5,726
*	RingCentral Inc. Class A	33,419	5,637
*	Atlassian Corp. plc Class A	42,771	5,147
*	Box Inc.	297,997	5,000
*	Ceridian HCM Holding Inc.	70,436	4,781
*	RealPage Inc.	79,507	4,273
*	NCR Corp.	120,417	4,234
*	EPAM Systems Inc.	19,212	4,076

Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Trade Desk Inc. Class A	14,631	3,801
*	Cirrus Logic Inc.	41,396	3,411
*	Alteryx Inc. Class A	31,903	3,193
*	ChannelAdvisor Corp.	342,626	3,097
*	Extreme Networks Inc.	403,292	2,972
*	Synaptics Inc.	44,571	2,931
*	SPS Commerce Inc.	52,608	2,916
*	OSI Systems Inc.	28,520	2,873
*	Unisys Corp.	223,141	2,646
*	Everbridge Inc.	31,650	2,471
	TTEC Holdings Inc.	62,344	2,470
*	Insight Enterprises Inc.	31,157	2,190
*	Itron Inc.	25,877	2,172
*	PagerDuty Inc.	91,058	2,130
	CSG Systems International Inc.	40,732	2,109
*	eGain Corp.	261,786	2,073
*	Cerence Inc.	82,612	1,869
*	Domo Inc.	82,029	1,782
*	Model N Inc.	48,881	1,714
*	Inphi Corp.	21,672	1,604
	EVERTEC Inc.	44,889	1,528
*	Nutanix Inc.	45,574	1,425
*	SunPower Corp.	178,615	1,393
*	Diebold Nixdorf Inc.	131,737	1,391
	Perspecta Inc.	52,368	1,385
*	Endurance International Group Holdings Inc.	280,425	1,318
	Teradyne Inc.	19,292	1,316
*,^	Paysign Inc.	123,816	1,257
*	PAR Technology Corp.	35,476	1,091
*	Avid Technology Inc.	114,851	985
*	Perficient Inc.	20,799	958
*	FormFactor Inc.	36,541	949
*	Virtusa Corp.	19,760	896
*	MicroStrategy Inc. Class A	5,311	757
*	MobileIron Inc.	154,871	753
*	Okta Inc.	6,522	752
*	MaxLinear Inc.	32,546	691
*	A10 Networks Inc.	98,231	675
*	ePlus Inc.	6,264	528
*	Altair Engineering Inc. Class A	13,722	493
	Xperi Corp.	22,959	425
*	Alarm.com Holdings Inc.	8,923	383
*	PFSweb Inc.	73,268	280
*	DSP Group Inc.	15,480	244
			520,828
Materials (2.2%)
	Graphic Packaging Holding Co.	490,823	8,172
	Scotts Miracle-Gro Co.	67,805	7,200
*	Element Solutions Inc.	554,422	6,476
	Sealed Air Corp.	125,164	4,985
	Huntsman Corp.	154,018	3,721
	Myers Industries Inc.	184,305	3,074
	CF Industries Holdings Inc.	62,831	3,000
	Royal Gold Inc.	20,664	2,526
*	Kraton Corp.	57,610	1,459
*	Verso Corp.	67,349	1,214
	Avery Dennison Corp.	8,259	1,080
	Boise Cascade Co.	24,197	884
*	Koppers Holdings Inc.	21,032	804
*	Novagold Resources Inc.	76,537	686
	Packaging Corp. of America	4,558	510
*	AdvanSix Inc.	20,190	403
			46,194
Other (0.0%)
*,§	NuPathe Inc. CVR	345,900	—

Real Estate (2.1%)
	GEO Group Inc.	465,614	7,734
	EastGroup Properties Inc.	52,423	6,955
	National Health Investors Inc.	77,163	6,287
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	187,114	6,021
	PS Business Parks Inc.	23,902	3,941
^	Tanger Factory Outlet Centers Inc.	184,729	2,721
	Universal Health Realty Income Trust	20,778	2,438
	Kennedy-Wilson Holdings Inc.	104,723	2,335
	American Finance Trust Inc.	105,927	1,405
^	Pennsylvania REIT	255,865	1,364
	iStar Inc.	62,304	904
	Alexander’s Inc.	1,907	630
	Equity LifeStyle Properties Inc.	6,800	479
			43,214
Utilities (0.3%)
	NRG Energy Inc.	135,290	5,378
	TerraForm Power Inc.Class A	61,943	953
			6,331
Total Common Stocks (Cost $1,883,987)			2,034,066
Temporary Cash Investments (5.2%)[1]
Money Market Fund (5.1%)
[2,3]	Vanguard Market Liquidity Fund, 1.816%	1,086,909	108,702

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[4]	United States Treasury Bill, 1.547%, 1/30/20	200	200
	United States Treasury Bill, 1.527%, 4/30/20	1,700	1,691
			1,891
Total Temporary Cash Investments (Cost $110,601)			110,593
Total Investments (101.6%) (Cost $1,994,588)			2,144,659
Other Assets and Liabilities (-1.6%)
Other Assets[4]			3,015
Liabilities[3]			(36,548)
			(33,533)
Net Assets (100%)
Applicable to 91,475,185 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			2,111,126
Net Asset Value Per Share			$23.08

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	2,035,957
Affiliated Issuers	108,702
Total Investments in Securities	2,144,659
Investment in Vanguard	94
Receivables for Investment Securities Sold	248
Receivables for Accrued Income	903
Receivables for Capital Shares Issued	275
Variation Margin Receivables—Futures Contracts	61
Other Assets[4]	1,434
Total Assets	2,147,674
Liabilities
Payables for Investment Securities Purchased	406
Collateral for Securities on Loan	33,084
Payable to Investment Advisor	524
Payables for Capital Shares Redeemed	1,485
Payables to Vanguard	1,049
Total Liabilities	36,548
Net Assets	2,111,126

At December 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	1,774,959
Total Distributable Earnings (Loss)	336,167
Net Assets	2,111,126

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $31,740,000.
§	Security value determined using significant unobservable inputs.
1	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.5% and 3.1%, respectively, of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $33,084,000 was received for securities on loan.
4	Securities with a value of $200,000 and cash of $1,434,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

CVR—Contingent Value Rights.

REIT—Real Estate Investment Trust.

Small Company Growth Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini Russell 2000 Index	March 2020	528		44,104	677

See accompanying Notes, which are an integral part of the Financial Statements.

Small Company Growth Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Dividends	14,704
Interest[1]	2,096
Securities Lending—Net	1,834
Total Income	18,634
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,825
Performance Adjustment	122
The Vanguard Group—Note C
Management and Administrative	3,273
Marketing and Distribution	253
Custodian Fees	24
Auditing Fees	34
Shareholders’ Reports	39
Trustees’ Fees and Expenses	2
Total Expenses	6,572
Net Investment Income	12,062
Realized Net Gain (Loss)
Investment Securities Sold[1]	171,067
Futures Contracts	3,457
Realized Net Gain (Loss)	174,524
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	299,972
Futures Contracts	2,604
Change in Unrealized Appreciation (Depreciation)	302,576
Net Increase (Decrease) in Net Assets Resulting from Operations	489,162

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $1,876,000, $11,000, and ($1,000), respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,062	10,278
Realized Net Gain (Loss)	174,524	225,393
Change in Unrealized Appreciation (Depreciation)	302,576	(409,764)
Net Increase (Decrease) in Net Assets Resulting from Operations	489,162	(174,093)
Distributions
Net Investment Income	(10,333)	(7,284)
Realized Capital Gain[1]	(224,554)	(197,105)
Total Distributions	(234,887)	(204,389)
Capital Share Transactions
Issued	241,143	616,100
Issued in Lieu of Cash Distributions	234,887	204,389
Redeemed	(446,197)	(365,139)
Net Increase (Decrease) from Capital Share Transactions	29,833	455,350
Total Increase (Decrease)	284,108	76,868
Net Assets
Beginning of Period	1,827,018	1,750,150
End of Period	2,111,126	1,827,018

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $42,828,000 and $49,729,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Small Company Growth Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.30	$24.62	$21.50	$20.79	$24.14
Investment Operations
Net Investment Income	.128[1]	.123[1]	.109[1]	.116	.078
Net Realized and Unrealized Gain (Loss) on Investments	5.323	(1.563)	4.652	2.547	(.577)
Total from Investment Operations	5.451	(1.440)	4.761	2.663	(.499)
Distributions
Dividends from Net Investment Income	(.118)	(.103)	(.111)	(.074)	(.087)
Distributions from Realized Capital Gains	(2.553)	(2.777)	(1.530)	(1.879)	(2.764)
Total Distributions	(2.671)	(2.880)	(1.641)	(1.953)	(2.851)
Net Asset Value, End of Period	$23.08	$20.30	$24.62	$21.50	$20.79

Total Return	28.05%	-7.22%	23.46%	14.94%	-2.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,111	$1,827	$1,750	$1,397	$1,256
Ratio of Total Expenses to Average Net Assets[2]	0.32%	0.32%	0.34%	0.36%	0.37%
Ratio of Net Investment Income to Average Net Assets	0.59%	0.52%	0.48%	0.58%	0.33%
Portfolio Turnover Rate	58%	66%	93%	91%	57%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, 0.00%, and (0.01%).

Notes to Financial Statements

The Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.       The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Small Company Growth Portfolio

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2019, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement

Small Company Growth Portfolio

of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.       The investment advisory firm ArrowMark Colorado Holdings, LLC, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of ArrowMark Colorado Holdings, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since March 31, 2016.

Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $887,000 for the year ended December 31, 2019.

For the year ended December 31, 2019, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before an increase of $122,000 (0.01%) based on performance.

C.       In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2019, the portfolio had contributed to Vanguard capital in the amount of $94,000, representing less than 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.       Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,034,066	—	—
Temporary Cash Investments	108,702	1,891	—
Futures Contracts—Assets[1]	61	—	—
Total	2,142,829	1,891	—

1	Represents variation margin on the last day of the reporting period.

Small Company Growth Portfolio

E.       Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	14,264
Undistributed Long-Term Gains	175,000
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	147,710

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,996,949
Gross Unrealized Appreciation	340,511
Gross Unrealized Depreciation	(192,801)
Net Unrealized Appreciation (Depreciation)	147,710

F.       During the year ended December 31, 2019, the portfolio purchased $1,135,415,000 of investment securities and sold $1,347,142,000 of investment securities, other than temporary cash investments.

G.       Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	11,011	25,424
Issued in Lieu of Cash Distributions	11,101	8,894
Redeemed	(20,656)	(15,398)
Net Increase (Decrease) in Shares Outstanding	1,456	18,920

At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 42% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.

H.       Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Small Company Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Small Company Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Small Company Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for corporate shareholders only for Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $181,726,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year ..

For corporate shareholders, 80.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Total Bond Market Index Portfolio

Your Portfolio’s Performance at a Glance

•   With yields falling in 2019, prices rose, contributing to strong bond returns for the 12 months ended December 31, 2019. The Total Bond Market Index Portfolio returned 8.67%, in line with the 8.87% return of its benchmark index after taking into account the cost of running the portfolio.

•   The year was marked by concerns about slowing global growth, escalations in trade disputes, flare-ups in geopolitical tensions, and uncertainty over the United Kingdom’s exit from the European Union. The more challenging outlook prompted the Federal Reserve to cut interest rates three times in 2019; other major central banks adopted more accommodative monetary policies as well. Corporate earnings generally proved more resilient than expected and corporate defaults remained low, helping the average yield spread for corporate bonds versus U.S. Treasuries to narrow significantly.

•   Treasuries, which account for over 40% of the portfolio’s assets, returned 6.86%. Mortgage-backed securities returned a little less than that, while corporate bonds fared even better, returning 14.54%.

•   By credit quality, lower-rated investment-grade bonds bested higher-rated ones. And by maturity, longer-dated bonds significantly outperformed.

•   Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Market Barometer

		Average Annual Total Returns
		Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,024.33	$0.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2009–December 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Portfolio	8.67%	2.92%	3.60%	$14,249
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	8.87	3.07	3.78	14,486

See Financial Highlights for dividend and capital gains information.

Total Bond Market Index Portfolio

Sector Diversification

As of December 31, 2019

Asset-Backed/Commercial Mortgage-Backed	2.5%
Finance	8.5
Foreign	4.2
Government Mortgage-Backed	22.3
Industrial	16.4
Treasury/Agency	43.3
Utilities	2.0
Other	0.8

The table reflects the portfolio’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Total Bond Market Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (65.2%)
U.S. Government Securities (42.0%)
United States Treasury Note/Bond	2.625%	8/31/20	2	2
United States Treasury Note/Bond	2.750%	9/30/20	2	2
United States Treasury Note/Bond	1.375%	10/31/20	1	1
United States Treasury Note/Bond	1.750%	10/31/20	1	1
United States Treasury Note/Bond	2.000%	11/30/20	5	5
United States Treasury Note/Bond	2.750%	11/30/20	2	2
United States Treasury Note/Bond	2.500%	12/31/20	1	1
United States Treasury Note/Bond	2.000%	1/15/21	942	945
United States Treasury Note/Bond	2.500%	1/31/21	7,700	7,770
United States Treasury Note/Bond	2.250%	2/15/21	11,225	11,299
United States Treasury Note/Bond	3.625%	2/15/21	768	785
United States Treasury Note/Bond	7.875%	2/15/21	1,180	1,260
United States Treasury Note/Bond	1.125%	2/28/21	580	577
United States Treasury Note/Bond	2.000%	2/28/21	4,050	4,067
United States Treasury Note/Bond	2.500%	2/28/21	11,488	11,601
United States Treasury Note/Bond	2.375%	3/15/21	13,122	13,233
United States Treasury Note/Bond	1.250%	3/31/21	9,170	9,127
United States Treasury Note/Bond	2.250%	3/31/21	21,482	21,643
United States Treasury Note/Bond	2.375%	4/15/21	8,381	8,461
United States Treasury Note/Bond	1.375%	4/30/21	650	648
United States Treasury Note/Bond	2.250%	4/30/21	8,016	8,082
United States Treasury Note/Bond	2.625%	5/15/21	13,389	13,571
United States Treasury Note/Bond	3.125%	5/15/21	5,625	5,738
United States Treasury Note/Bond	1.375%	5/31/21	5,426	5,408
United States Treasury Note/Bond	2.000%	5/31/21	6,752	6,788
United States Treasury Note/Bond	2.125%	5/31/21	4,271	4,301
United States Treasury Note/Bond	2.625%	6/15/21	10,023	10,167
United States Treasury Note/Bond	1.125%	6/30/21	5,078	5,042
United States Treasury Note/Bond	1.625%	6/30/21	7,852	7,853
United States Treasury Note/Bond	2.625%	7/15/21	16,405	16,656
United States Treasury Note/Bond	1.125%	7/31/21	9,520	9,447
United States Treasury Note/Bond	1.750%	7/31/21	9,417	9,438
United States Treasury Note/Bond	2.250%	7/31/21	5,675	5,731
United States Treasury Note/Bond	2.125%	8/15/21	3,445	3,473
United States Treasury Note/Bond	2.750%	8/15/21	23,185	23,602
United States Treasury Note/Bond	1.125%	8/31/21	1,578	1,565
United States Treasury Note/Bond	1.500%	8/31/21	10,140	10,123
United States Treasury Note/Bond	2.000%	8/31/21	7,800	7,850
United States Treasury Note/Bond	2.750%	9/15/21	6,614	6,740
United States Treasury Note/Bond	1.125%	9/30/21	2,317	2,298
United States Treasury Note/Bond	1.500%	9/30/21	2,125	2,121
United States Treasury Note/Bond	2.125%	9/30/21	1,775	1,791
United States Treasury Note/Bond	2.875%	10/15/21	9,746	9,962
United States Treasury Note/Bond	1.250%	10/31/21	4,654	4,625
United States Treasury Note/Bond	1.500%	10/31/21	18,666	18,637
United States Treasury Note/Bond	2.000%	10/31/21	4,420	4,452
United States Treasury Note/Bond	2.000%	11/15/21	115	116
United States Treasury Note/Bond	2.875%	11/15/21	1,233	1,262
United States Treasury Note/Bond	8.000%	11/15/21	3,400	3,795
United States Treasury Note/Bond	1.500%	11/30/21	3,253	3,248
United States Treasury Note/Bond	1.750%	11/30/21	7,492	7,513
United States Treasury Note/Bond	2.625%	12/15/21	12,401	12,643
United States Treasury Note/Bond	1.625%	12/31/21	3,645	3,649
United States Treasury Note/Bond	2.000%	12/31/21	6,670	6,722
United States Treasury Note/Bond	2.125%	12/31/21	928	937
United States Treasury Note/Bond	2.500%	1/15/22	16,161	16,446
United States Treasury Note/Bond	1.500%	1/31/22	2,384	2,380
United States Treasury Note/Bond	1.875%	1/31/22	8,835	8,885
United States Treasury Note/Bond	2.000%	2/15/22	135	136
United States Treasury Note/Bond	2.500%	2/15/22	9,901	10,087
United States Treasury Note/Bond	1.750%	2/28/22	6,330	6,351
United States Treasury Note/Bond	1.875%	2/28/22	9,990	10,049
United States Treasury Note/Bond	2.375%	3/15/22	10,896	11,080
United States Treasury Note/Bond	1.750%	3/31/22	9,889	9,923
United States Treasury Note/Bond	1.875%	3/31/22	5,215	5,247
United States Treasury Note/Bond	2.250%	4/15/22	10,050	10,195
United States Treasury Note/Bond	1.750%	4/30/22	4,977	4,994
United States Treasury Note/Bond	1.875%	4/30/22	4,927	4,958
United States Treasury Note/Bond	1.750%	5/15/22	2,962	2,972
United States Treasury Note/Bond	2.125%	5/15/22	221	224
United States Treasury Note/Bond	1.750%	5/31/22	5,115	5,133
United States Treasury Note/Bond	1.875%	5/31/22	6,650	6,694
United States Treasury Note/Bond	1.750%	6/15/22	13,281	13,329
United States Treasury Note/Bond	1.750%	6/30/22	5,500	5,521
United States Treasury Note/Bond	2.125%	6/30/22	5,235	5,302
United States Treasury Note/Bond	1.750%	7/15/22	16,792	16,850
United States Treasury Note/Bond	1.875%	7/31/22	6,417	6,459
United States Treasury Note/Bond	2.000%	7/31/22	6,025	6,084
United States Treasury Note/Bond	1.500%	8/15/22	10,098	10,071
United States Treasury Note/Bond	1.625%	8/15/22	2,169	2,170
United States Treasury Note/Bond	7.250%	8/15/22	875	1,001
United States Treasury Note/Bond	1.625%	8/31/22	9,570	9,573
United States Treasury Note/Bond	1.875%	8/31/22	5,445	5,482
United States Treasury Note/Bond	1.500%	9/15/22	778	776
United States Treasury Note/Bond	1.750%	9/30/22	9,437	9,471
United States Treasury Note/Bond	1.875%	9/30/22	9,975	10,047
United States Treasury Note/Bond	1.375%	10/15/22	11,286	11,212
United States Treasury Note/Bond	1.875%	10/31/22	6,520	6,565
United States Treasury Note/Bond	2.000%	10/31/22	7,947	8,030
United States Treasury Note/Bond	1.625%	11/15/22	21,235	21,242
United States Treasury Note/Bond	7.625%	11/15/22	40	47
United States Treasury Note/Bond	2.000%	11/30/22	20,733	20,953
United States Treasury Note/Bond	1.625%	12/15/22	23,260	23,271
United States Treasury Note/Bond	2.125%	12/31/22	12,951	13,141
United States Treasury Note/Bond	1.750%	1/31/23	7,020	7,046
United States Treasury Note/Bond	2.375%	1/31/23	2,430	2,485
United States Treasury Note/Bond	2.000%	2/15/23	798	807
United States Treasury Note/Bond	7.125%	2/15/23	1,690	1,973
United States Treasury Note/Bond	1.500%	2/28/23	2,889	2,877
United States Treasury Note/Bond	2.625%	2/28/23	1,261	1,299
United States Treasury Note/Bond	1.500%	3/31/23	7,005	6,977
United States Treasury Note/Bond	2.500%	3/31/23	6,770	6,954
United States Treasury Note/Bond	1.625%	4/30/23	215	215
United States Treasury Note/Bond	2.750%	4/30/23	3,500	3,625
United States Treasury Note/Bond	1.750%	5/15/23	7,400	7,424
United States Treasury Note/Bond	1.625%	5/31/23	7,175	7,172
United States Treasury Note/Bond	2.750%	5/31/23	5,850	6,062
United States Treasury Note/Bond	1.375%	6/30/23	5,050	5,004
United States Treasury Note/Bond	2.625%	6/30/23	5,398	5,577
United States Treasury Note/Bond	1.250%	7/31/23	2,630	2,593
United States Treasury Note/Bond	2.750%	7/31/23	3,555	3,690
United States Treasury Note/Bond	2.500%	8/15/23	5,460	5,621
United States Treasury Note/Bond	6.250%	8/15/23	6,565	7,621
United States Treasury Note/Bond	1.375%	8/31/23	10,235	10,136
United States Treasury Note/Bond	2.750%	8/31/23	8,235	8,553
United States Treasury Note/Bond	1.375%	9/30/23	2,315	2,291
United States Treasury Note/Bond	2.875%	9/30/23	4,309	4,498
United States Treasury Note/Bond	1.625%	10/31/23	3,750	3,744
United States Treasury Note/Bond	2.875%	10/31/23	11,203	11,702

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.750%	11/15/23	4,261	4,432
United States Treasury Note/Bond	2.125%	11/30/23	6,150	6,256
United States Treasury Note/Bond	2.875%	11/30/23	344	360
United States Treasury Note/Bond	2.250%	12/31/23	2,267	2,318
United States Treasury Note/Bond	2.625%	12/31/23	7,337	7,606
United States Treasury Note/Bond	2.250%	1/31/24	3,215	3,287
United States Treasury Note/Bond	2.500%	1/31/24	9,419	9,725
United States Treasury Note/Bond	2.750%	2/15/24	10,710	11,165
United States Treasury Note/Bond	2.125%	2/29/24	11,700	11,908
United States Treasury Note/Bond	2.375%	2/29/24	6,712	6,899
United States Treasury Note/Bond	2.125%	3/31/24	18,446	18,780
United States Treasury Note/Bond	2.000%	4/30/24	1,260	1,277
United States Treasury Note/Bond	2.250%	4/30/24	10,559	10,806
United States Treasury Note/Bond	2.500%	5/15/24	9,960	10,299
United States Treasury Note/Bond	2.000%	5/31/24	11,548	11,699
United States Treasury Note/Bond	1.750%	6/30/24	8,060	8,080
United States Treasury Note/Bond	2.000%	6/30/24	10,955	11,099
United States Treasury Note/Bond	1.750%	7/31/24	9,127	9,151
United States Treasury Note/Bond	2.125%	7/31/24	9,736	9,918
United States Treasury Note/Bond	2.375%	8/15/24	11,564	11,909
United States Treasury Note/Bond	1.250%	8/31/24	10,125	9,926
United States Treasury Note/Bond	1.875%	8/31/24	4,655	4,692
United States Treasury Note/Bond	1.500%	9/30/24	785	778
United States Treasury Note/Bond	2.125%	9/30/24	3,394	3,460
United States Treasury Note/Bond	1.500%	10/31/24	9,070	8,991
United States Treasury Note/Bond	2.250%	10/31/24	5,980	6,133
United States Treasury Note/Bond	2.250%	11/15/24	12,681	13,004
United States Treasury Note/Bond	7.500%	11/15/24	25	32
United States Treasury Note/Bond	1.500%	11/30/24	14,847	14,719
United States Treasury Note/Bond	2.125%	11/30/24	10,055	10,252
United States Treasury Note/Bond	1.750%	12/31/24	8,205	8,227
United States Treasury Note/Bond	2.250%	12/31/24	1,645	1,688
United States Treasury Note/Bond	2.500%	1/31/25	6,340	6,584
United States Treasury Note/Bond	2.000%	2/15/25	8,625	8,746
United States Treasury Note/Bond	2.750%	2/28/25	2,513	2,641
United States Treasury Note/Bond	2.625%	3/31/25	8,961	9,366
United States Treasury Note/Bond	2.875%	4/30/25	4,060	4,296
United States Treasury Note/Bond	2.125%	5/15/25	12,735	12,986
United States Treasury Note/Bond	2.875%	5/31/25	6,350	6,721
United States Treasury Note/Bond	2.750%	6/30/25	4,880	5,137
United States Treasury Note/Bond	2.875%	7/31/25	5,105	5,410
United States Treasury Note/Bond	2.000%	8/15/25	14,581	14,767
United States Treasury Note/Bond	6.875%	8/15/25	2,085	2,655
United States Treasury Note/Bond	2.750%	8/31/25	9,260	9,755
United States Treasury Note/Bond	3.000%	9/30/25	5,041	5,381
United States Treasury Note/Bond	3.000%	10/31/25	4,015	4,288
United States Treasury Note/Bond	2.250%	11/15/25	10,421	10,696
United States Treasury Note/Bond	2.875%	11/30/25	6,285	6,672
United States Treasury Note/Bond	2.625%	12/31/25	9,165	9,605
United States Treasury Note/Bond	2.625%	1/31/26	7,459	7,818
United States Treasury Note/Bond	1.625%	2/15/26	16,476	16,311
United States Treasury Note/Bond	6.000%	2/15/26	3,600	4,477
United States Treasury Note/Bond	2.500%	2/28/26	7,770	8,089
United States Treasury Note/Bond	2.250%	3/31/26	6,250	6,418
United States Treasury Note/Bond	2.375%	4/30/26	405	419
United States Treasury Note/Bond	1.625%	5/15/26	10,789	10,669
United States Treasury Note/Bond	2.125%	5/31/26	6,595	6,722
United States Treasury Note/Bond	1.875%	6/30/26	9,335	9,371
United States Treasury Note/Bond	1.875%	7/31/26	11,866	11,907
United States Treasury Note/Bond	1.500%	8/15/26	10,069	9,864
United States Treasury Note/Bond	6.750%	8/15/26	630	824
United States Treasury Note/Bond	1.375%	8/31/26	9,309	9,047
United States Treasury Note/Bond	1.625%	9/30/26	5,215	5,149
United States Treasury Note/Bond	1.625%	10/31/26	7,825	7,720
United States Treasury Note/Bond	2.000%	11/15/26	19,605	19,813
United States Treasury Note/Bond	6.500%	11/15/26	765	997
United States Treasury Note/Bond	1.625%	11/30/26	10,545	10,403
United States Treasury Note/Bond	1.750%	12/31/26	5,575	5,544
United States Treasury Note/Bond	2.250%	2/15/27	6,372	6,545
United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,406
United States Treasury Note/Bond	2.375%	5/15/27	9,832	10,189
United States Treasury Note/Bond	2.250%	8/15/27	7,822	8,037
United States Treasury Note/Bond	6.375%	8/15/27	185	245
United States Treasury Note/Bond	2.250%	11/15/27	11,502	11,822
United States Treasury Note/Bond	6.125%	11/15/27	1,839	2,414
United States Treasury Note/Bond	2.750%	2/15/28	7,480	7,971
United States Treasury Note/Bond	2.875%	5/15/28	12,080	13,001
United States Treasury Note/Bond	2.875%	8/15/28	13,082	14,098
United States Treasury Note/Bond	5.500%	8/15/28	2,745	3,531
United States Treasury Note/Bond	3.125%	11/15/28	8,828	9,705
United States Treasury Note/Bond	5.250%	11/15/28	3,155	4,015
United States Treasury Note/Bond	2.625%	2/15/29	12,045	12,764
United States Treasury Note/Bond	5.250%	2/15/29	600	767
United States Treasury Note/Bond	2.375%	5/15/29	11,878	12,345
United States Treasury Note/Bond	1.625%	8/15/29	12,565	12,239
United States Treasury Note/Bond	6.125%	8/15/29	1,530	2,096
United States Treasury Note/Bond	1.750%	11/15/29	11,231	11,061
United States Treasury Note/Bond	6.250%	5/15/30	2,350	3,303
United States Treasury Note/Bond	5.375%	2/15/31	7,275	9,760
United States Treasury Note/Bond	4.500%	2/15/36	3,047	4,041
United States Treasury Note/Bond	4.750%	2/15/37	700	963
United States Treasury Note/Bond	5.000%	5/15/37	150	212
United States Treasury Note/Bond	4.375%	2/15/38	200	266
United States Treasury Note/Bond	4.500%	5/15/38	2,459	3,323
United States Treasury Note/Bond	3.500%	2/15/39	2,470	2,960
United States Treasury Note/Bond	4.250%	5/15/39	2,247	2,957
United States Treasury Note/Bond	4.500%	8/15/39	2,516	3,414
United States Treasury Note/Bond	4.375%	11/15/39	2,817	3,769
United States Treasury Note/Bond	4.625%	2/15/40	4,250	5,876
United States Treasury Note/Bond	4.375%	5/15/40	3,735	5,015
United States Treasury Note/Bond	3.875%	8/15/40	3,075	3,876
United States Treasury Note/Bond	4.250%	11/15/40	2,395	3,171
United States Treasury Note/Bond	4.750%	2/15/41	3,956	5,582
United States Treasury Note/Bond	4.375%	5/15/41	1,840	2,481
United States Treasury Note/Bond	3.750%	8/15/41	4,425	5,494
United States Treasury Note/Bond	3.125%	11/15/41	2,701	3,064
United States Treasury Note/Bond	3.125%	2/15/42	3,631	4,119
United States Treasury Note/Bond	3.000%	5/15/42	7,620	8,480
United States Treasury Note/Bond	2.750%	8/15/42	6,740	7,198
United States Treasury Note/Bond	2.750%	11/15/42	5,446	5,814
United States Treasury Note/Bond	3.125%	2/15/43	5,850	6,636
United States Treasury Note/Bond	2.875%	5/15/43	8,753	9,541
United States Treasury Note/Bond	3.625%	8/15/43	7,405	9,084
United States Treasury Note/Bond	3.750%	11/15/43	8,693	10,876
United States Treasury Note/Bond	3.625%	2/15/44	8,402	10,331
United States Treasury Note/Bond	3.375%	5/15/44	8,604	10,187
United States Treasury Note/Bond	3.125%	8/15/44	8,606	9,795
United States Treasury Note/Bond	3.000%	11/15/44	9,337	10,414
United States Treasury Note/Bond	2.500%	2/15/45	7,020	7,168
United States Treasury Note/Bond	3.000%	5/15/45	6,917	7,728
United States Treasury Note/Bond	2.875%	8/15/45	8,878	9,707
United States Treasury Note/Bond	3.000%	11/15/45	4,974	5,564
United States Treasury Note/Bond	2.500%	2/15/46	8,128	8,301
United States Treasury Note/Bond	2.500%	5/15/46	8,981	9,170
United States Treasury Note/Bond	2.250%	8/15/46	5,756	5,595
United States Treasury Note/Bond	2.875%	11/15/46	12,500	13,713
United States Treasury Note/Bond	3.000%	2/15/47	1,662	1,868
United States Treasury Note/Bond	3.000%	5/15/47	7,293	8,193
United States Treasury Note/Bond	2.750%	8/15/47	6,713	7,200
United States Treasury Note/Bond	2.750%	11/15/47	10,171	10,907
United States Treasury Note/Bond	3.000%	2/15/48	8,479	9,531
United States Treasury Note/Bond	3.125%	5/15/48	8,985	10,343
United States Treasury Note/Bond	3.000%	8/15/48	9,510	10,712
United States Treasury Note/Bond	3.375%	11/15/48	5,907	7,126
United States Treasury Note/Bond	3.000%	2/15/49	11,044	12,459
United States Treasury Note/Bond	2.875%	5/15/49	10,723	11,823
United States Treasury Note/Bond	2.250%	8/15/49	11,636	11,292
United States Treasury Note/Bond	2.375%	11/15/49	9,660	9,631
				1,805,501

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Agency Bonds and Notes (0.9%)
[1]	AID-Iraq	2.149%	1/18/22	100	101
[1]	AID-Israel	5.500%	12/4/23	50	57
[1]	AID-Israel	5.500%	4/26/24	475	547
[1]	AID-Jordan	2.578%	6/30/22	200	204
[1]	AID-Jordan	3.000%	6/30/25	200	208
[1]	AID-Ukraine	1.471%	9/29/21	175	174
	Federal Farm Credit Banks	2.550%	3/11/21	350	354
	Federal Farm Credit Banks	2.230%	4/5/21	350	353
	Federal Farm Credit Banks	3.050%	11/15/21	100	103
	Federal Farm Credit Banks	1.600%	12/28/21	225	225
	Federal Farm Credit Banks	1.770%	6/26/23	150	151
	Federal Farm Credit Banks	3.500%	12/20/23	75	80
	Federal Home Loan Banks	1.375%	2/18/21	450	449
	Federal Home Loan Banks	5.625%	6/11/21	35	37
	Federal Home Loan Banks	1.875%	7/7/21	1,350	1,355
	Federal Home Loan Banks	1.125%	7/14/21	525	521
	Federal Home Loan Banks	3.000%	10/12/21	1,500	1,536
	Federal Home Loan Banks	1.625%	11/19/21	760	760
	Federal Home Loan Banks	1.875%	11/29/21	500	502
	Federal Home Loan Banks	1.625%	12/20/21	1,300	1,300
	Federal Home Loan Banks	2.125%	6/10/22	175	177
	Federal Home Loan Banks	2.000%	9/9/22	250	252
	Federal Home Loan Banks	2.125%	3/10/23	970	984
	Federal Home Loan Banks	2.500%	2/13/24	535	551
	Federal Home Loan Banks	1.500%	8/15/24	330	326
	Federal Home Loan Banks	3.250%	11/16/28	315	344
	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,966
[2]	Federal Home Loan Mortgage Corp.	2.375%	2/16/21	1,200	1,210
[2]	Federal Home Loan Mortgage Corp.	1.125%	8/12/21	1,000	992
[2]	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	812
[2]	Federal Home Loan Mortgage Corp.	2.750%	6/19/23	500	518
[2]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	178
[2]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,205
[2]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	721
[2]	Federal National Mortgage Assn.	1.375%	2/26/21	550	549
[2]	Federal National Mortgage Assn.	2.500%	4/13/21	500	505
[2]	Federal National Mortgage Assn.	2.750%	6/22/21	891	905
[2]	Federal National Mortgage Assn.	1.250%	8/17/21	525	522
[2]	Federal National Mortgage Assn.	1.375%	10/7/21	1,200	1,195
[2]	Federal National Mortgage Assn.	2.000%	1/5/22	500	504
[2]	Federal National Mortgage Assn.	2.625%	1/11/22	216	220
[2]	Federal National Mortgage Assn.	2.250%	4/12/22	476	483
[2]	Federal National Mortgage Assn.	1.375%	9/6/22	350	348
[2]	Federal National Mortgage Assn.	2.000%	10/5/22	850	858
[2]	Federal National Mortgage Assn.	2.375%	1/19/23	2,394	2,445
[2]	Federal National Mortgage Assn.	2.875%	9/12/23	400	417
[2]	Federal National Mortgage Assn.	2.500%	2/5/24	975	1,005
[2]	Federal National Mortgage Assn.	1.750%	7/2/24	1,028	1,028
[2]	Federal National Mortgage Assn.	2.625%	9/6/24	160	166
[2]	Federal National Mortgage Assn.	1.625%	10/15/24	970	964
[2]	Federal National Mortgage Assn.	2.125%	4/24/26	575	583
[2]	Federal National Mortgage Assn.	1.875%	9/24/26	500	499
[2]	Federal National Mortgage Assn.	6.250%	5/15/29	175	236
[2]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,335
[2]	Federal National Mortgage Assn.	7.250%	5/15/30	300	441
[2]	Federal National Mortgage Assn.	6.625%	11/15/30	300	427
[2]	Federal National Mortgage Assn.	5.625%	7/15/37	275	395
	Private Export Funding Corp.	4.300%	12/15/21	100	105
	Private Export Funding Corp.	2.800%	5/15/22	125	128
	Private Export Funding Corp.	2.050%	11/15/22	1,075	1,080
	Private Export Funding Corp.	3.550%	1/15/24	100	106
	Private Export Funding Corp.	2.450%	7/15/24	100	102
	Private Export Funding Corp.	1.750%	11/15/24	75	75
	Private Export Funding Corp.	3.250%	6/15/25	50	53
	Tennessee Valley Authority	3.875%	2/15/21	250	256
	Tennessee Valley Authority	1.875%	8/15/22	175	175
	Tennessee Valley Authority	2.875%	9/15/24	191	200
	Tennessee Valley Authority	6.750%	11/1/25	134	169
	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,441
	Tennessee Valley Authority	4.650%	6/15/35	175	216
	Tennessee Valley Authority	5.880%	4/1/36	250	352
	Tennessee Valley Authority	5.500%	6/15/38	100	139
	Tennessee Valley Authority	5.250%	9/15/39	412	564
	Tennessee Valley Authority	4.875%	1/15/48	100	137
	Tennessee Valley Authority	5.375%	4/1/56	50	76
	Tennessee Valley Authority	4.625%	9/15/60	180	246
	Tennessee Valley Authority	4.250%	9/15/65	200	259
					42,162
Conventional Mortgage-Backed Securities (22.2%)
[2,3]	Fannie Mae Pool	2.000%	11/1/27–11/1/34	1,931	1,926
[2,3,4]	Fannie Mae Pool	2.500%	1/1/27–1/1/50	23,901	24,126
[2,3,4]	Fannie Mae Pool	3.000%	11/1/25–12/1/49	82,933	85,015
[2,3,4]	Fannie Mae Pool	3.500%	10/1/20–9/1/49	105,130	109,506
[2,3]	Fannie Mae Pool	4.000%	1/1/20–9/1/49	85,138	89,586
[2,3,4]	Fannie Mae Pool	4.500%	1/1/20–1/1/50	36,954	39,467
[2,3,4]	Fannie Mae Pool	5.000%	3/1/20–1/1/50	12,277	13,382
[2,3]	Fannie Mae Pool	5.500%	3/1/20–4/1/40	5,550	6,245
[2,3]	Fannie Mae Pool	6.000%	12/1/20–5/1/41	3,279	3,740
[2,3]	Fannie Mae Pool	6.500%	12/1/23–10/1/39	891	1,025
[2,3]	Fannie Mae Pool	7.000%	6/1/23–11/1/37	246	281
[2,3]	Fannie Mae Pool	7.500%	11/1/22–2/1/32	26	32
[2,3]	Fannie Mae Pool	8.000%	6/1/22–11/1/30	13	13
[2,3]	Fannie Mae Pool	8.500%	7/1/22–4/1/31	6	6
[2,3]	Fannie Mae Pool	9.500%	2/1/25	1	2
[2,3]	Freddie Mac Gold Pool	2.000%	8/1/28–12/1/31	660	658
[2,3]	Freddie Mac Gold Pool	2.500%	4/1/27–2/1/43	13,167	13,344
[2,3]	Freddie Mac Gold Pool	3.000%	10/1/26–8/1/47	48,850	50,229
[2,3]	Freddie Mac Gold Pool	3.500%	9/1/25–11/1/48	62,661	65,443
[2,3]	Freddie Mac Gold Pool	4.000%	1/1/20–11/1/48	39,436	41,634
[2,3]	Freddie Mac Gold Pool	4.500%	8/1/20–10/1/48	17,755	19,003
[2,3]	Freddie Mac Gold Pool	5.000%	2/1/20–11/1/48	3,929	4,300
[2,3]	Freddie Mac Gold Pool	5.500%	7/1/20–6/1/41	2,664	2,968
[2,3]	Freddie Mac Gold Pool	6.000%	8/1/20–3/1/39	1,979	2,248
[2,3]	Freddie Mac Gold Pool	6.500%	8/1/23–4/1/39	575	655
[2,3]	Freddie Mac Gold Pool	7.000%	4/1/23–2/1/37	143	161
[2,3]	Freddie Mac Gold Pool	7.500%	1/1/23–4/1/28	12	12
[2,3]	Freddie Mac Gold Pool	8.000%	1/1/22–7/1/30	14	14
[2,3]	Freddie Mac Gold Pool	8.500%	7/1/24–11/1/30	9	10
[2,3]	Freddie Mac Gold Pool	9.000%	5/1/27–5/1/30	4	4
[2,3]	Freddie Mac Pool	4.000%	1/1/49	415	440
[2,3]	Freddie Mac Pool	4.500%	4/1/49	1,137	1,217

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3]	Ginnie Mae I Pool	3.000%	1/15/26–12/15/45	2,949	3,034
[3,4]	Ginnie Mae I Pool	3.500%	11/15/25–1/1/49	3,159	3,298
[3]	Ginnie Mae I Pool	4.000%	10/15/24–11/15/47	3,589	3,785
[3]	Ginnie Mae I Pool	4.500%	5/15/20–3/15/41	3,435	3,707
[3]	Ginnie Mae I Pool	5.000%	11/15/20–4/15/41	2,321	2,548
[3]	Ginnie Mae I Pool	5.500%	1/15/32–12/15/40	1,419	1,573
[3]	Ginnie Mae I Pool	6.000%	1/15/24–3/15/40	1,027	1,150
[3]	Ginnie Mae I Pool	6.500%	11/15/23–12/15/38	263	287
[3]	Ginnie Mae I Pool	7.000%	5/15/23–10/15/31	66	76
[3]	Ginnie Mae I Pool	7.500%	4/15/22–1/15/31	21	24
[3]	Ginnie Mae I Pool	8.000%	3/15/22–10/15/30	19	19
[3]	Ginnie Mae I Pool	8.500%	6/15/24–9/15/26	2	2
[3]	Ginnie Mae I Pool	9.000%	8/15/21–10/15/26	1	1
[3,4]	Ginnie Mae II Pool	2.500%	6/20/27–1/1/50	8,650	8,681
[3,4]	Ginnie Mae II Pool	3.000%	2/20/27–1/1/50	61,744	63,674
[3,4]	Ginnie Mae II Pool	3.500%	9/20/25–9/20/49	91,713	95,454
[3]	Ginnie Mae II Pool	4.000%	9/20/25–12/1/49	58,284	60,990
[3,4]	Ginnie Mae II Pool	4.500%	2/20/39–1/1/50	29,226	31,071
[3]	Ginnie Mae II Pool	5.000%	12/20/32–5/20/49	9,817	10,538
[3]	Ginnie Mae II Pool	5.500%	6/20/34–9/20/41	1,100	1,224
[3]	Ginnie Mae II Pool	6.000%	3/20/33–7/20/39	536	613
[3]	Ginnie Mae II Pool	6.500%	12/20/35–11/20/39	191	222
[3]	Ginnie Mae II Pool	7.000%	8/20/36–4/20/38	23	28
[2,3]	UMBS Pool	2.000%	1/1/32	211	209
[2,3]	UMBS Pool	2.500%	11/1/34–12/1/49	7,106	7,055
[2,3]	UMBS Pool	3.000%	7/1/30–1/1/50	34,184	34,687
[2,3]	UMBS Pool	3.500%	7/1/49–10/1/49	14,762	15,280
[2,3]	UMBS Pool	4.000%	5/1/47–9/1/49	7,783	8,302
[2,3]	UMBS Pool	4.500%	8/1/48–8/1/49	3,327	3,569
[2,3]	UMBS Pool	5.000%	3/1/49	1,492	1,636
[2,3,4]	UMBS TBA	2.500%	1/1/50	3,175	3,139
[2,3,4]	UMBS TBA	3.000%	11/1/49–1/1/50	3,550	3,600
[2,3,4]	UMBS TBA	3.500%	9/1/49–1/1/50	1,460	1,501
[2,3,4]	UMBS TBA	4.000%	1/1/35–1/1/50	6,790	7,066
					954,735
Nonconventional Mortgage-Backed Securities (0.1%)
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.290%	4.034%	12/1/41	23	24
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.310%	3.592%	9/1/37	45	46
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.392%	3.811%	10/1/37	17	17
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.509%	4.082%	7/1/36	7	7
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.553%	2.443%	9/1/43	12	12
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.560%	2.272%	7/1/43	132	133
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.609%	3.642%	12/1/33	6	7
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.623%	4.748%	2/1/36	6	6
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.625%	4.135%	8/1/35	42	45
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.627%	4.752%	3/1/38	5	5
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.635%	3.510%	11/1/36	4	5
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.643%	4.476%	1/1/37	6	7
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.660%	3.910%	9/1/40	7	8
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.665%	4.415%	6/1/36	1	1
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.679%	3.992%	1/1/42	23	24
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.682%	4.167%	10/1/37	18	19
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	3.706%	10/1/39	11	11
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	3.972%	9/1/42	38	40
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	4.622%	5/1/40	13	13
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.695%	4.320%	7/1/39	5	5
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.698%	4.161%	8/1/40	11	11
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	4.364%	12/1/40	14	14
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.701%	3.965%	10/1/42	23	24
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.705%	3.809%	11/1/39	5	6
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.726%	3.956%	9/1/34	5	5
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.734%	3.997%	11/1/39	14	14
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.746%	4.506%	7/1/41	36	38
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.750%	4.213%	10/1/40	9	9
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.767%	4.648%	6/1/41	6	6
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.771%	4.709%	5/1/42	9	10
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.780%	4.905%	2/1/41	6	7
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.793%	3.391%	8/1/42	50	50
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.795%	4.839%	3/1/42	22	23
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.798%	4.358%	3/1/42	21	22
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.804%	3.943%	12/1/39	15	16
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.805%	3.773%	11/1/41	25	27
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	3.685%	10/1/40	15	16

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	3.935%	11/1/33–11/1/39	15	15
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	4.810%	12/1/40	10	10
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	3.978%	11/1/41	14	15
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	4.435%	1/1/42	21	22
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	3.690%	11/1/40	5	5
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	3.809%	12/1/40	9	9
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	3.970%	12/1/41	17	18
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	4.693%	5/1/41	17	18
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	4.940%	2/1/41	15	16
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.819%	4.759%	3/1/41	27	28
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.820%	4.168%	12/1/40	7	7
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.822%	4.310%	9/1/40	31	33
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.823%	4.902%	2/1/41	12	12
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.825%	4.825%	3/1/41	14	15
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	3.451%	4/1/41	25	25
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	4.580%	6/1/41	17	18
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.835%	4.723%	1/1/40	15	15
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.840%	4.403%	8/1/39	12	13
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.861%	4.745%	5/1/40	6	6
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.880%	4.406%	11/1/34	10	10
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.909%	4.784%	4/1/37	9	10
[2,3,5]	Fannie Mae Pool, 12M USD LIBOR + 1.912%	4.787%	5/1/36	3	3
[2,3,5]	Fannie Mae Pool, 1Y CMT + 2.155%	4.780%	12/1/37	24	25
[2,3,5]	Fannie Mae Pool, 1Y CMT + 2.238%	4.613%	7/1/38	8	8
[2,3,5]	Fannie Mae Pool, 1Y CMT + 2.268%	4.415%	12/1/35	10	10
[2,3,5]	Fannie Mae Pool, 1Y CMT + 2.313%	4.845%	1/1/35	14	15
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.026%	3.206%	4/1/37	13	14
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.476%	2.242%	3/1/43	100	101
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.582%	2.743%	6/1/43	62	62
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.638%	4.339%	8/1/39	26	27
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.657%	4.260%	10/1/42	21	22
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.700%	4.531%	7/1/37	8	9
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.710%	3.371%	9/1/43	49	50
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.723%	4.720%	5/1/42	44	46
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.789%	4.572%	7/1/42	16	17
[2,3,5]	Fannie Mae Pool, 6M USD LIBOR + 1.840%	4.157%	8/1/37	13	14
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 0.985%	3.235%	10/1/37	2	2
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.564%	4.420%	3/1/37	2	2
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.588%	3.921%	9/1/37	5	5
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.625%	4.625%	1/1/38	2	2
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	3.830%	12/1/36	9	9
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	4.515%	5/1/42	4	4
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.660%	3.711%	10/1/37	10	10
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.695%	4.767%	2/1/37	6	6
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.727%	4.738%	1/1/35	2	2
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.743%	3.865%	12/1/36	16	16
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.745%	4.713%	12/1/40	22	23
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.750%	4.625%	5/1/38	1	2
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.765%	3.730%	12/1/36	4	5
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.796%	3.871%	12/1/34	9	9
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.834%	4.220%	12/1/35	11	11
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.864%	4.595%	2/1/42	10	10
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.005%	11/1/40	2	2
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.630%	6/1/40	12	12
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.713%	6/1/41	7	7
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.755%	5/1/40	11	11
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.756%	6/1/40	10	11
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.880%	12/1/40	2	3
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.979%	1/1/41	17	18
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	5.005%	3/1/41	6	6
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.889%	4.956%	2/1/42	13	13
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.895%	4.323%	9/1/40	23	24
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	3.846%	11/1/40	15	15
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	4.705%	6/1/40	15	16
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	4.825%	1/1/41	3	3
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	5.035%	2/1/41	18	19
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.977%	4.783%	5/1/37	20	21
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.000%	4.750%	7/1/35	2	2
[2,3,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.085%	5.210%	3/1/38	3	3
[2,3,5]	Freddie Mac Non Gold Pool, 1Y CMT + 2.250%	4.006%	11/1/34	22	23
[2,3,5]	Freddie Mac Non Gold Pool, 1Y CMT + 2.250%	4.750%	5/1/36	6	6
[2,3,5]	Freddie Mac Non Gold Pool, 1Y CMT + 2.250%	4.991%	2/1/36	7	7

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3,5]	Freddie Mac Non Gold Pool, 1Y CMT + 2.409%	4.964%	10/1/36	12	13
[2,3,5]	Freddie Mac Non Gold Pool, 6M USD LIBOR + 1.355%	3.438%	6/1/37	7	8
[3,5]	Ginnie Mae II Pool, 1Y CMT + 1.500%	3.250%	7/20/38–8/20/41	45	46
[3,5]	Ginnie Mae II Pool, 1Y CMT + 1.500%	3.875%	4/20/41–6/20/43	109	112
[3,5]	Ginnie Mae II Pool, 1Y CMT + 1.500%	4.000%	1/20/41–3/20/43	122	126
[3,5]	Ginnie Mae II Pool, 1Y CMT + 1.500%	4.125%	10/20/38–12/20/42	163	167
[3,5]	Ginnie Mae II Pool, 1Y CMT + 2.000%	4.375%	5/20/41	12	13
[3,5]	Ginnie Mae II Pool, 1Y CMT + 2.000%	4.625%	11/20/40	1	1
					2,302
Total U.S. Government and Agency Obligations (Cost $2,733,576)					2,804,700
Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
[3]	Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	73	73
[3]	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	25	25
[3]	Ally Auto Receivables Trust 2018-3	3.000%	1/17/23	25	25
[3]	Ally Auto Receivables Trust 2018-3	3.120%	7/17/23	50	51
[3]	Ally Auto Receivables Trust 2019-2	2.230%	1/16/24	275	276
[3]	Ally Auto Receivables Trust 2019-2	2.260%	8/15/24	50	50
[3]	Ally Auto Receivables Trust 2019-4	1.840%	6/17/24	230	230
[3]	Ally Auto Receivables Trust 2019-4	1.920%	1/15/25	25	25
[3]	Ally Master Owner Trust Series 2018-1	2.700%	1/17/23	425	428
[3]	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	100	102
[3]	American Express Credit Account Master Trust 2017-1	1.930%	9/15/22	250	250
[3]	American Express Credit Account Master Trust 2017-3	1.770%	11/15/22	300	300
[3]	American Express Credit Account Master Trust 2017-6	2.040%	5/15/23	375	376
[3]	American Express Credit Account Master Trust 2017-7	2.350%	5/15/25	225	228
[3]	American Express Credit Account Master Trust 2018-1	2.670%	10/17/22	275	275
[3]	American Express Credit Account Master Trust 2018-2	3.010%	10/15/25	250	258
[3]	American Express Credit Account Master Trust 2018-4	2.990%	12/15/23	325	330
[3]	American Express Credit Account Master Trust 2018-8	3.180%	4/15/24	100	102
[3]	AmeriCredit Automobile Receivables Trust 2017-3	1.900%	3/18/22	38	38
[3]	AmeriCredit Automobile Receivables Trust 2018-1	3.070%	12/19/22	100	101
[3]	AmeriCredit Automobile Receivables Trust 2018-1	3.260%	1/18/24	56	57
[3]	AmeriCredit Automobile Receivables Trust 2018-1	3.500%	1/18/24	50	51
[3]	AmeriCredit Automobile Receivables Trust 2019-1	2.970%	11/20/23	75	76
[3]	BA Credit Card Trust 2017-A1	1.950%	8/15/22	250	250
[3]	BA Credit Card Trust 2018-A1	2.700%	7/17/23	475	480
[3]	BA Credit Card Trust 2019-A1	1.740%	1/15/25	150	150
[3]	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%	9/15/48	50	52
[3]	Banc of America Commercial Mortgage Trust 2015-UBS7	3.705%	9/15/48	75	80
[3]	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	72	77
[3]	Banc of America Commercial Mortgage Trust 2017-BNK3	3.748%	2/15/50	28	29
[3]	BANK 2017 - BNK5	3.390%	6/15/60	150	159
[3]	BANK 2017 - BNK5	3.624%	6/15/60	100	105
[3]	BANK 2017 - BNK6	3.518%	7/15/60	404	431
[3]	BANK 2017 - BNK6	3.741%	7/15/60	404	431
[3]	BANK 2017 - BNK7	3.175%	9/15/60	100	104
[3]	BANK 2017 - BNK7	3.435%	9/15/60	75	80
[3]	BANK 2017 - BNK7	3.748%	9/15/60	75	79
[3]	BANK 2017 - BNK8	3.488%	11/15/50	150	160
[3]	BANK 2017 - BNK8	3.731%	11/15/50	25	26
[3]	BANK 2017 - BNK9	3.279%	11/15/54	150	157
[3]	BANK 2017 - BNK9	3.538%	11/15/54	150	160
[3]	BANK 2018 - BN10	3.641%	2/15/61	50	53
[3]	BANK 2018 - BN10	3.688%	2/15/61	250	270
[3]	BANK 2018 - BN10	3.898%	2/15/61	50	54
[3]	BANK 2018 - BN11	4.046%	3/15/61	100	110
[3]	BANK 2018 - BN12	4.255%	5/15/61	125	140
[3]	BANK 2018 - BN12	4.359%	5/15/61	50	56
[3]	BANK 2018 - BN13	4.217%	8/15/61	25	28
[3]	BANK 2018 - BN14	4.128%	9/15/60	50	53
[3]	BANK 2018 - BN14	4.231%	9/15/60	100	112
[3]	BANK 2018 - BN14	4.481%	9/15/60	25	28
[3]	BANK 2018 - BN15	4.407%	11/15/61	110	125
[3]	BANK 2019 - BN16	4.005%	2/15/52	125	138
[3]	BANK 2019 - BN17	3.714%	4/15/52	100	108
[3]	BANK 2019 - BN17	3.976%	4/15/52	25	27
[3]	BANK 2019 - BN18	3.584%	5/15/62	375	403
[3]	BANK 2019 - BN18	3.826%	5/15/62	50	53
[3]	BANK 2019 - BN19	3.183%	8/15/61	275	287
[3]	BANK 2019 - BN20	3.011%	9/15/61	170	175
[3]	BANK 2019 - BN21	2.851%	10/17/52	375	381
[3]	BANK 2019 - BN21	3.093%	10/17/52	75	75
[3]	BANK 2019 - BN22	2.978%	11/15/62	290	298
[3]	BANK 2019 - BN23	2.920%	12/15/52	180	184
[3]	BANK 2019 - BN23	3.203%	12/15/52	75	76
[3]	BANK 2019 - BN24	2.960%	11/15/62	150	154
[3]	BANK 2019 - BN24	3.283%	11/15/62	75	76
[3]	Bank of America Credit Card Trust 2018-A2	3.000%	9/15/23	400	406
	Bank of Nova Scotia	1.875%	4/26/21	175	175
[3]	BBCMS Mortgage Trust 2017-C1	3.674%	2/15/50	325	349
[3]	BBCMS Mortgage Trust 2017-C1	3.898%	2/15/50	100	107
[3]	BBCMS Mortgage Trust 2018-C2	4.314%	12/15/51	125	141
[3]	BBCMS Mortgage Trust 2019-C3	3.583%	5/15/52	700	744
[3]	BBCMS Mortgage Trust 2019-C4	2.919%	8/15/52	275	279
[3]	BBCMS Mortgage Trust 2019-C4	3.171%	8/15/52	25	25
[3]	BBCMS Mortgage Trust 2019-C5	3.063%	11/15/52	150	154
[3]	BBCMS Mortgage Trust 2019-C5	3.366%	11/15/52	100	102
[3]	Bear Stearns Commercial Mortgage Securities Trust 2007-TOP26	5.450%	1/12/45	27	27
[3]	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	100	108
[3]	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	50	53
[3]	BENCHMARK 2018-B2 Mortgage Trust	3.662%	2/15/51	125	130
[3]	BENCHMARK 2018-B2 Mortgage Trust	3.882%	2/15/51	325	353
[3]	BENCHMARK 2018-B2 Mortgage Trust	4.084%	2/15/51	150	163
[3]	BENCHMARK 2018-B3 Mortgage Trust	3.848%	4/10/51	100	104
[3]	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	225	248
[3]	BENCHMARK 2018-B4 Mortgage Trust	4.121%	7/15/51	350	389
[3]	BENCHMARK 2018-B4 Mortgage Trust	4.311%	7/15/51	75	82
[3]	BENCHMARK 2018-B5 Mortgage Trust	4.208%	7/15/51	75	84
[3]	BENCHMARK 2018-B6 Mortgage Trust	4.203%	10/10/51	50	53
[3]	BENCHMARK 2018-B6 Mortgage Trust	4.261%	10/10/51	50	56
[3]	BENCHMARK 2018-B6 Mortgage Trust	4.441%	10/10/51	25	28
[3]	BENCHMARK 2018-B7 Mortgage Trust	4.510%	5/15/53	175	200
[3]	BENCHMARK 2018-B8 Mortgage Trust	4.232%	1/15/52	125	140
[3]	BENCHMARK 2018-B8 Mortgage Trust	4.532%	1/15/52	50	56
[3]	BENCHMARK 2019-B9 Mortgage Trust	4.016%	3/15/52	105	116
[3]	BENCHMARK 2019-B10 Mortgage Trust	3.717%	3/15/62	80	87
[3]	BENCHMARK 2019-B10 Mortgage Trust	3.979%	3/15/62	50	54
[3]	BENCHMARK 2019-B11 Mortgage Trust	3.542%	5/15/52	275	295
[3]	BENCHMARK 2019-B11 Mortgage Trust	3.784%	5/15/52	75	80
[3]	BENCHMARK 2019-B13 Mortgage Trust	2.952%	8/15/57	280	286

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3]	BENCHMARK 2019-B14 Mortgage Trust	3.049%	12/15/62	225	232
[3]	BENCHMARK 2019-B15 Mortgage Trust	2.928%	12/15/72	230	233
[3]	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	24	24
[3]	BMW Vehicle Owner Trust 2018-A	2.350%	4/25/22	125	125
[3]	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	50	50
[3]	Cantor Commercial Real Estate Lending 2019-CF1	3.786%	5/15/52	125	135
[3]	Cantor Commercial Real Estate Lending 2019-CF2	2.874%	11/15/52	140	141
[3]	Cantor Commercial Real Estate Lending 2019-CF3	3.006%	1/15/53	135	138
[3]	Cantor Commercial Real Estate Lending 2019-CF3	3.298%	1/15/53	60	60
[3]	Capital One Auto Receivables Trust 2019-1	2.510%	11/15/23	100	101
[3]	Capital One Auto Receivables Trust 2019-1	2.560%	10/15/24	35	35
[3]	Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	250	250
[3]	Capital One Multi-Asset Execution Trust 2015-A8	2.050%	8/15/23	150	150
[3]	Capital One Multi-Asset Execution Trust 2017-A4	1.990%	7/17/23	250	250
[3]	Capital One Multi-Asset Execution Trust 2017-A6	2.290%	7/15/25	225	228
[3]	Capital One Multi-Asset Execution Trust 2018-A1	3.010%	2/15/24	125	127
[3]	Capital One Multi-Asset Execution Trust 2019-A1	2.840%	12/15/24	75	77
[3]	CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	9	9
[3]	CarMax Auto Owner Trust 2016-3	1.600%	1/18/22	50	50
[3]	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	63	63
[3]	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	50	50
[3]	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	75	75
[3]	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	50	51
[3]	CarMax Auto Owner Trust 2018-2	2.980%	1/17/23	75	76
[3]	CarMax Auto Owner Trust 2018-2	3.160%	7/17/23	50	51
[3]	CarMax Auto Owner Trust 2019-4	2.020%	11/15/24	180	180
[3]	CarMax Auto Owner Trust 2019-4	2.130%	7/15/25	25	25
[3]	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	150	152
[3]	CD 2016-CD2 Commercial Mortgage Trust	3.526%	11/10/49	100	106
[3]	CD 2017-CD3 Commercial Mortgage Trust	3.453%	2/10/50	25	26
[3]	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	144	154
[3]	CD 2017-CD3 Commercial Mortgage Trust	3.833%	2/10/50	31	33
[3]	CD 2017-CD6 Commercial Mortgage Trust	3.332%	11/13/50	50	52
[3]	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	125	132
[3]	CD 2017-CD6 Commercial Mortgage Trust	3.709%	11/13/50	75	79
[3]	CD 2018-CD7 Commercial Mortgage Trust	4.279%	8/15/51	75	84
[3]	CD 2019-CD8 Commercial Mortgage Trust	2.912%	8/15/57	175	179
[3]	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	3.028%	10/15/25	350	358
[3]	CFCRE Commercial Mortgage Trust 2016-C3	3.865%	1/10/48	125	133
[3]	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	150	155
[3]	CFCRE Commercial Mortgage Trust 2016-C4	3.691%	5/10/58	100	104
[3]	CFCRE Commercial Mortgage Trust 2016-C6	3.217%	11/10/49	250	258
[3]	CFCRE Commercial Mortgage Trust 2017-C8	3.572%	6/15/50	50	53
[3]	Chase Issuance Trust 2012-A7	2.160%	9/15/24	313	315
[3]	Chase Issuance Trust 2014-A2	2.770%	3/15/23	225	227
[3]	Chase Issuance Trust 2015-A4	1.840%	4/15/22	150	150
[3]	Chase Issuance Trust 2016-A4	1.490%	7/15/22	200	200
[3]	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	100	101
[3]	Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	200	202
[3]	Citibank Credit Card Issuance Trust 2016-A2	2.190%	11/20/23	200	201
[3]	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	550	554
[3]	Citibank Credit Card Issuance Trust 2018-A3	3.290%	5/23/25	450	469
[3]	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	72	73
[3]	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	100	102
[3]	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	50	53
[3]	Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	75	80
[3]	Citigroup Commercial Mortgage Trust 2014-GC19	3.552%	3/10/47	22	22
[3]	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	25	27
[3]	Citigroup Commercial Mortgage Trust 2014-GC19	4.345%	3/10/47	25	27
[3]	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	50	53
[3]	Citigroup Commercial Mortgage Trust 2014-GC21	4.328%	5/10/47	50	53
[3]	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	100	106
[3]	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	175	184
[3]	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	225	233
[3]	Citigroup Commercial Mortgage Trust 2015-GC27	3.571%	2/10/48	100	104
[3]	Citigroup Commercial Mortgage Trust 2015-GC29	2.674%	4/10/48	43	43
[3]	Citigroup Commercial Mortgage Trust 2015-GC29	3.192%	4/10/48	175	182
[3]	Citigroup Commercial Mortgage Trust 2015-GC29	3.758%	4/10/48	84	87
[3]	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	100	106
[3]	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	100	107
[3]	Citigroup Commercial Mortgage Trust 2016-C1	3.003%	5/10/49	55	56
[3]	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	125	130
[3]	Citigroup Commercial Mortgage Trust 2016-GC36	3.616%	2/10/49	225	239
[3]	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	75	77
[3]	Citigroup Commercial Mortgage Trust 2017-B1	3.458%	8/15/50	250	264
[3]	Citigroup Commercial Mortgage Trust 2017-B1	3.711%	8/15/50	50	53
[3]	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	150	160
[3]	Citigroup Commercial Mortgage Trust 2017-C4	3.764%	10/12/50	50	53
[3]	Citigroup Commercial Mortgage Trust 2018-B2	3.788%	3/10/51	50	52

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3]	Citigroup Commercial Mortgage Trust 2018-B2	4.009%	3/10/51	275	301
[3]	Citigroup Commercial Mortgage Trust 2019-GC41	2.869%	8/10/56	225	228
[3]	Citigroup Commercial Mortgage Trust 2019-GC43	3.038%	11/10/52	275	282
[3]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	59
[3]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	65	67
[3,6]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	78	79
[3]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	124	126
[3]	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	20	21
[3]	COMM 2013-CCRE11 Mortgage Trust	3.660%	8/10/50	24	25
[3]	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	40	42
[3]	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	150	160
[3]	COMM 2013-CCRE11 Mortgage Trust	4.715%	8/10/50	30	32
[3]	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	2	2
[3]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	39	41
[3]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	50	51
[3]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	50	53
[3]	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	25	27
[3]	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	25	26
[3]	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	65	66
[3]	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	37	38
[3]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	71	74
[3]	COMM 2013-CCRE9 Mortgage Trust	4.222%	7/10/45	90	95
[3]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	40	43
[3]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	104	106
[3]	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	58	59
[3]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	26	26
[3]	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	25	26
[3]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	56	60
[3]	COMM 2014-CCRE15 Mortgage Trust	4.697%	2/10/47	28	30
[3]	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	44	45
[3]	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	75	79
[3]	COMM 2014-CCRE17 Mortgage Trust	3.598%	5/10/47	22	23
[3]	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	50	53
[3]	COMM 2014-CCRE17 Mortgage Trust	4.377%	5/10/47	25	26
[3]	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	43	44
[3]	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	175	186
[3]	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	50	53
[3]	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	50	53
[3]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	164	171
[3]	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	150	160
[3]	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	10	10
[3]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	50	53
[3]	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	5	5
[3]	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	18	19
[3]	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	54	57
[3]	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	15	16
[3]	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	10	11
[3]	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	100	106
[3]	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	125	132
[3]	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	44	46
[3]	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	125	132
[3]	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	24	24
[3]	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	125	128
[3]	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	225	236
[3]	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	50	53
[3]	COMM 2015-CCRE22 Mortgage Trust	2.856%	3/10/48	19	19
[3]	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	150	157
[3]	COMM 2015-CCRE22 Mortgage Trust	3.603%	3/10/48	50	52
[3]	COMM 2015-CCRE23 Mortgage Trust	3.257%	5/10/48	75	77
[3]	COMM 2015-CCRE23 Mortgage Trust	3.497%	5/10/48	100	105
[3]	COMM 2015-CCRE23 Mortgage Trust	3.801%	5/10/48	50	53
[3]	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	125	133
[3]	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	225	238
[3]	COMM 2015-CCRE27 Mortgage Trust	3.404%	10/10/48	125	129
[3]	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	125	132
[3]	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	25	26
[3]	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	125	130
[3]	COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	50	52
[3]	COMM 2016-CCRE28 Mortgage Trust	3.762%	2/10/49	150	160
[3]	COMM 2016-DC2 Mortgage Trust	3.550%	2/10/49	125	130
[3]	Comm Mortgage Trust 2019-G44	2.950%	8/15/57	115	117
[3]	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	100	105
[3]	CSAIL 2015-C1 Commercial Mortgage Trust	3.791%	4/15/50	75	79
[3]	CSAIL 2015-C1 Commercial Mortgage Trust	4.044%	4/15/50	50	52
[3]	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	150	157
[3]	CSAIL 2015-C2 Commercial Mortgage Trust	3.849%	6/15/57	75	78
[3]	CSAIL 2015-C3 Commercial Mortgage Trust	3.448%	8/15/48	85	88
[3]	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	100	106
[3]	CSAIL 2015-C3 Commercial Mortgage Trust	4.104%	8/15/48	50	52
[3]	CSAIL 2015-C4 Commercial Mortgage Trust	3.617%	11/15/48	50	52
[3]	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	75	80
[3]	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	200	210
[3]	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	150	158
[3]	CSAIL 2017-CX10 Commercial Mortgage Trust	3.458%	11/15/50	150	158
[3]	CSAIL 2017-CX9 Commercial Mortgage Trust	3.446%	9/15/50	50	52
[3]	CSAIL 2018-CX11 Commercial Mortgage Trust	4.033%	4/15/51	275	302
[3]	CSAIL 2018-CX12 Commercial Mortgage Trust	4.224%	8/15/51	25	27
[3]	CSAIL 2019-C15 Commercial Mortgage Trust	4.053%	3/15/52	225	247
[3]	CSAIL 2019-C16 Commercial Mortgage Trust	3.329%	6/15/52	275	288
[3]	DBJPM 16-C1 Mortgage Trust	3.276%	5/10/49	75	78
[3]	DBJPM 16-C3 Mortgage Trust	2.890%	8/10/49	100	102
[3]	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	100	105
[3]	DBJPM 17-C6 Mortgage Trust	3.561%	6/10/50	50	52
[3]	Discover Card Execution Note Trust 2015-A2	1.900%	10/17/22	275	275
[3]	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	225	226
[3]	Discover Card Execution Note Trust 2017-A2	2.390%	7/15/24	150	152
[3]	Discover Card Execution Note Trust 2018-A1	3.030%	8/15/25	225	231
[3]	Discover Card Execution Note Trust 2019-A3	1.890%	10/15/24	275	275
[3]	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	95	95
[2,3]	Fannie Mae-Aces 2011-M2	3.764%	4/25/21	100	102
[2,3]	Fannie Mae-Aces 2011-M4	3.726%	6/25/21	174	177
[2,3]	Fannie Mae-Aces 2013-M12	2.406%	3/25/23	189	191
[2,3]	Fannie Mae-Aces 2013-M14	2.651%	4/25/23	83	84
[2,3]	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	297	309
[2,3]	Fannie Mae-Aces 2013-M4	2.608%	3/25/22	2	2
[2,3]	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	66	67
[2,3]	Fannie Mae-Aces 2014-M1	3.188%	7/25/23	352	364
[2,3]	Fannie Mae-Aces 2014-M12	2.614%	10/25/21	227	229
[2,3]	Fannie Mae-Aces 2014-M13	2.566%	8/25/24	10	10
[2,3]	Fannie Mae-Aces 2014-M13	3.021%	8/25/24	200	205
[2,3]	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	282	296
[2,3]	Fannie Mae-Aces 2014-M3	3.480%	1/25/24	136	141
[2,3]	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	175	182
[2,3]	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	180	182
[2,3]	Fannie Mae-Aces 2014-M7	3.275%	6/25/24	263	276
[2,3]	Fannie Mae-Aces 2014-M8	2.346%	6/25/24	18	18

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	Fannie Mae-Aces 2014-M8	3.056%	6/25/24	175	181
[2,3]	Fannie Mae-Aces 2014-M9	3.103%	7/25/24	200	207
[2,3]	Fannie Mae-Aces 2015-M1	2.532%	9/25/24	300	303
[2,3]	Fannie Mae-Aces 2015-M10	3.092%	4/25/27	100	105
[2,3]	Fannie Mae-Aces 2015-M12	2.796%	5/25/25	225	231
[2,3]	Fannie Mae-Aces 2015-M15	2.923%	10/25/25	275	284
[2,3]	Fannie Mae-Aces 2015-M2	2.620%	12/25/24	195	200
[2,3]	Fannie Mae-Aces 2015-M3	2.723%	10/25/24	100	102
[2,3]	Fannie Mae-Aces 2015-M4	2.509%	7/25/22	124	125
[2,3]	Fannie Mae-Aces 2015-M7	2.590%	12/25/24	198	201
[2,3]	Fannie Mae-Aces 2015-M8	2.344%	1/25/25	80	80
[2,3]	Fannie Mae-Aces 2015-M8	2.900%	1/25/25	100	103
[2,3]	Fannie Mae-Aces 2016-M11	2.369%	7/25/26	250	251
[2,3]	Fannie Mae-Aces 2016-M12	2.444%	9/25/26	250	254
[2,3]	Fannie Mae-Aces 2016-M2	2.152%	1/25/23	182	182
[2,3]	Fannie Mae-Aces 2016-M3	2.702%	2/25/26	100	102
[2,3]	Fannie Mae-Aces 2016-M4	2.576%	3/25/26	100	102
[2,3]	Fannie Mae-Aces 2016-M5	2.469%	4/25/26	200	201
[2,3]	Fannie Mae-Aces 2016-M7	2.157%	10/25/23	49	49
[2,3]	Fannie Mae-Aces 2016-M7	2.499%	9/25/26	75	75
[2,3]	Fannie Mae-Aces 2016-M9	2.292%	6/25/26	300	298
[2,3]	Fannie Mae-Aces 2017-M1	2.417%	10/25/26	200	202
[2,3]	Fannie Mae-Aces 2017-M10	2.561%	7/25/24	110	112
[2,3]	Fannie Mae-Aces 2017-M12	3.079%	6/25/27	300	312
[2,3]	Fannie Mae-Aces 2017-M15	3.136%	11/25/27	275	286
[2,3]	Fannie Mae-Aces 2017-M4	2.586%	12/25/26	200	202
[2,3]	Fannie Mae-Aces 2017-M7	2.961%	2/25/27	150	156
[2,3]	Fannie Mae-Aces 2017-M8	3.061%	5/25/27	514	538
[2,3]	Fannie Mae-Aces 2018-M12	3.640%	8/25/30	50	55
[2,3]	Fannie Mae-Aces 2018-M14	3.578%	8/25/28	100	108
[2,3]	Fannie Mae-Aces 2018-M18	2.469%	8/25/29	250	250
[2,3]	Fannie Mae-Aces 2018-M2	2.902%	1/25/28	425	438
[2,3]	Fannie Mae-Aces 2018-M4	3.045%	3/25/28	165	171
[2,3]	Fannie Mae-Aces 2018-M7	3.052%	3/25/28	100	104
[2,3]	Fannie Mae-Aces 2018-M8	3.610%	2/25/31	300	325
[2,3]	Fannie Mae-Aces 2019-M1	3.555%	9/25/28	125	135
[2,3]	Fannie Mae-Aces 2019-M2	3.631%	11/25/28	200	218
[2,3]	Fannie Mae-Aces 2019-M22	2.522%	8/25/29	375	376
[2,3]	Fannie Mae-Aces 2019-M5	3.273%	1/25/29	200	212
[2,3]	Fannie Mae-Aces 2019-M7	3.143%	4/25/29	230	242
[2,3]	Fannie Mae-Aces 2019-M9	2.937%	4/25/29	325	337
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K011	4.084%	11/25/20	237	240
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K014	3.871%	4/25/21	129	131
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K017	2.873%	12/25/21	326	331
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K019	2.272%	3/25/22	149	150
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K020	2.373%	5/25/22	350	353
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K021	2.396%	6/25/22	225	226
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K026	2.510%	11/25/22	325	329
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K027	2.637%	1/25/23	325	330
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K028	3.111%	2/25/23	475	489
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K029	3.320%	2/25/23	325	337
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K030	2.779%	9/25/22	127	128
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K030	3.250%	4/25/23	325	336
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K031	3.300%	4/25/23	1,215	1,262
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K032	3.016%	2/25/23	147	149
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K032	3.310%	5/25/23	340	353
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K033	2.871%	2/25/23	170	172
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K033	3.060%	7/25/23	325	336
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K034	3.531%	7/25/23	288	302
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K035	3.458%	8/25/23	400	419
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K036	3.527%	10/25/23	325	341
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K038	2.604%	10/25/23	49	50
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K038	3.389%	3/25/24	400	418
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K039	2.683%	12/25/23	38	38
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K039	3.303%	7/25/24	225	236
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K040	2.768%	4/25/24	71	73
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K040	3.241%	9/25/24	275	289
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K041	3.171%	10/25/24	275	287
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K042	2.267%	6/25/24	35	35
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K043	2.532%	10/25/23	36	36
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K043	3.062%	12/25/24	150	156
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K045	2.493%	11/25/24	97	98
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K045	3.023%	1/25/25	175	182
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K046	3.205%	3/25/25	175	184
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K047	2.827%	12/25/24	76	77
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K047	3.329%	5/25/25	175	185
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K048	3.284%	6/25/25	225	238
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K049	3.010%	7/25/25	125	130
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K050	3.334%	8/25/25	200	211
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K052	3.151%	11/25/25	125	131
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K053	2.995%	12/25/25	75	78
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K054	2.745%	1/25/26	200	206
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K056	2.525%	5/25/26	150	152
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K058	2.653%	8/25/26	100	102
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K063	3.430%	1/25/27	475	509
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K064	3.224%	3/25/27	300	317
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K065	3.243%	4/25/27	433	458
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K066	3.117%	6/25/27	150	158
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K068	3.244%	8/25/27	125	133
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K069	3.187%	9/25/27	200	210
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K070	3.303%	11/25/27	75	80

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K071	3.286%	11/25/27	100	106
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K072	3.444%	12/25/27	100	107
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K075	3.650%	2/25/28	150	163
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K076	3.900%	4/25/28	350	387
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K081	3.900%	8/25/28	100	110
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K082	3.920%	9/25/28	75	83
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K084	3.780%	10/25/28	275	300
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K085	4.060%	10/25/28	150	168
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K087	3.591%	10/25/27	97	103
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K088	3.690%	1/25/29	275	301
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K089	3.563%	1/25/29	25	27
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K092	3.298%	4/25/29	225	240
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K094	2.903%	6/25/29	275	285
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K095	2.785%	6/25/29	275	283
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K096	2.519%	7/25/29	225	227
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K098	2.425%	8/25/29	450	450
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K099	2.595%	9/25/29	210	211
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K103	2.651%	11/25/29	300	305
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K1511	3.470%	3/25/31	100	108
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K1511	3.542%	3/25/34	225	244
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K1513	2.797%	8/25/34	210	212
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K152	3.080%	1/25/31	100	103
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K155	3.750%	11/25/32	100	110
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K155	3.750%	4/25/33	200	221
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K157	3.990%	5/25/33	75	84
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K157	3.990%	8/25/33	75	85
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K504	2.566%	9/25/20	38	38
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K713	2.313%	3/25/20	215	214
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K714	3.034%	10/25/20	389	390
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K716	2.413%	1/25/21	3	3
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K716	3.130%	6/25/21	370	374
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K717	2.991%	9/25/21	225	227
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K718	2.375%	9/25/21	79	79
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K718	2.791%	1/25/22	225	228
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K731	3.600%	2/25/25	225	238
[2,3]	FHLMC Multifamily Structured Pass Through Certificates K734	3.208%	2/25/26	375	394
[2,3]	FHLMC Multifamily Structured Pass Through Certificates KW01	2.853%	1/25/26	200	206
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K073	3.350%	1/25/28	125	133
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K074	3.600%	1/25/28	225	244
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K078	3.854%	6/25/28	100	110
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K079	3.926%	6/25/28	25	28
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K080	3.736%	4/25/28	97	104
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K080	3.926%	7/25/28	175	194
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K087	3.771%	12/25/28	400	438
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K087	2.537%	10/25/29	350	354
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K090	3.422%	2/25/29	200	215
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K101	2.524%	10/25/29	370	373
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K15-14	2.859%	10/25/34	225	228
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K1504	3.459%	11/25/32	50	54
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K1510	3.718%	1/25/31	75	83
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K1510	3.794%	1/25/34	125	139
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K715	2.856%	1/25/21	122	123
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K720	2.716%	6/25/22	150	152
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K723	2.454%	8/25/23	125	127
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K724	3.062%	11/25/23	100	103
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K725	2.946%	7/25/24	200	206
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K726	2.905%	4/25/24	200	205
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K728	3.064%	8/25/24	275	285
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K730	3.452%	9/25/24	24	25
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K730	3.590%	1/25/25	275	291
[2,3]	FHLMC Multifamily Structures Pass Through Certificates K735	2.862%	5/25/26	500	516
[2,3]	FHLMC Multifamily Structures Pass Through Certificates KC02	3.370%	7/25/25	175	182
[2,3]	FHLMC Multifamily Structures Pass Through Certificates KC02	3.505%	3/25/29	450	486
[2,3]	FHLMC Multifamily Structures Pass Through Certificates KC02	2.982%	5/25/29	400	417
[3]	Fifth Third Auto Trust 2019-1	2.640%	12/15/23	125	126
[3]	Fifth Third Auto Trust 2019-1	2.690%	11/16/26	50	51
[3]	Ford Credit Auto Lease Trust 2018-A	2.930%	6/15/21	125	125
[3]	Ford Credit Auto Lease Trust 2019-A	2.900%	5/15/22	50	50
[3]	Ford Credit Auto Lease Trust 2019-A	2.980%	6/15/22	25	25
[3]	Ford Credit Auto Owner Trust 2017-A	1.670%	6/15/21	22	22
[3]	Ford Credit Auto Owner Trust 2017-A	1.920%	4/15/22	75	75
[3]	Ford Credit Auto Owner Trust 2017-C	2.010%	3/15/22	251	251
[3]	Ford Credit Auto Owner Trust 2019-A	2.780%	9/15/23	150	152
[3]	Ford Credit Auto Owner Trust 2019-A	2.850%	8/15/24	50	51
[3]	Ford Credit Floorplan Master Owner Trust A Series 2017-2	2.160%	9/15/22	160	160

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Ford Credit Floorplan Master Owner Trust A Series 2017-3	2.480%	9/15/24	170	172
3	Ford Credit Floorplan Master Owner Trust A Series 2018-1	2.950%	5/15/23	225	228
3	Ford Credit Floorplan Master Owner Trust A Series 2018-2	3.170%	3/15/25	200	206
3	GM Financial Automobile Leasing Trust 2018-1	2.610%	1/20/21	64	64
3	GM Financial Automobile Leasing Trust 2018-1	2.680%	12/20/21	25	25
3	GM Financial Automobile Leasing Trust 2018-2	3.060%	6/21/21	45	45
3	GM Financial Automobile Leasing Trust 2018-2	3.160%	4/20/22	25	25
3	GM Financial Automobile Leasing Trust 2019-2	2.670%	3/21/22	75	76
3	GM Financial Automobile Leasing Trust 2019-2	2.720%	3/20/23	50	50
3	GM Financial Consumer Automobile 2018-2	2.810%	12/16/22	100	101
3	GM Financial Consumer Automobile 2018-2	3.020%	12/18/23	75	76
3	GS Mortgage Securities Corporation II 2013-GC10	2.943%	2/10/46	92	94
3	GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	80	81
3	GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	299	304
3	GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	140	142
3	GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	123	125
3	GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	35	36
3	GS Mortgage Securities Trust 2013-GC13	4.050%	7/10/46	20	21
3	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	90	92
3	GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	39	40
3	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	22	22
3	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	150	160
3	GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	50	53
3	GS Mortgage Securities Trust 2014-GC22	3.467%	6/10/47	45	46
3	GS Mortgage Securities Trust 2014-GC22	3.862%	6/10/47	50	53
3	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	125	133
3	GS Mortgage Securities Trust 2014-GC24	4.511%	9/10/47	25	26
3	GS Mortgage Securities Trust 2014-GC26	3.365%	11/10/47	74	76
3	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	225	238
3	GS Mortgage Securities Trust 2014-GC26	3.964%	11/10/47	50	53
3	GS Mortgage Securities Trust 2014-GC26	4.215%	11/10/47	50	52
3	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	150	157
3	GS Mortgage Securities Trust 2015-GC30	2.726%	5/10/50	86	86
3	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	150	157
3	GS Mortgage Securities Trust 2015-GC32	3.513%	7/10/48	125	130
3	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	50	53
3	GS Mortgage Securities Trust 2015-GC34	3.278%	10/10/48	125	129
3	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	100	105
3	GS Mortgage Securities Trust 2016-GS2	3.050%	5/10/49	75	78
3	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	200	204
3	GS Mortgage Securities Trust 2016-GS4	3.442%	11/10/49	75	79
3	GS Mortgage Securities Trust 2016-GS4	3.645%	11/10/49	50	52
3	GS Mortgage Securities Trust 2017-GS5	3.674%	3/10/50	150	161
3	GS Mortgage Securities Trust 2017-GS5	3.826%	3/10/50	50	53
3	GS Mortgage Securities Trust 2017-GS6	3.433%	5/10/50	150	159
3	GS Mortgage Securities Trust 2017-GS7	3.430%	8/10/50	261	274
3	GS Mortgage Securities Trust 2017-GS7	3.663%	8/10/50	70	74
3	GS Mortgage Securities Trust 2019-GC39	3.567%	5/10/52	100	107
3	GS Mortgage Securities Trust 2019-GC4	3.212%	9/1/52	50	51
3	GS Mortgage Securities Trust 2019-GC40	3.160%	7/10/52	150	156
3	GS Mortgage Securities Trust 2019-GS4	3.001%	9/1/52	275	282
3	GS Mortgage Securities Trust 2019-GSA1	3.048%	11/10/52	125	128
3	Honda Auto Receivables 2017-4 Owner Trust	2.050%	11/22/21	56	56
3	Honda Auto Receivables 2018-1 Owner Trust	2.640%	2/15/22	203	204
3	Honda Auto Receivables 2018-1 Owner Trust	2.830%	5/15/24	75	76
3	Honda Auto Receivables 2018-2 Owner Trust	3.010%	5/18/22	75	76
3	Honda Auto Receivables 2018-2 Owner Trust	3.160%	8/19/24	50	51
3	Honda Auto Receivables 2018-4 Owner Trust	2.520%	6/21/23	150	151
3	Honda Auto Receivables 2018-4 Owner Trust	2.540%	3/21/25	30	30
3	Hyundai Auto Receivables Trust 2016-B	1.290%	4/15/21	8	8
3	Hyundai Auto Receivables Trust 2016-B	1.450%	11/15/22	75	75
3	Hyundai Auto Receivables Trust 2018-A	2.790%	7/15/22	50	50
3	Hyundai Auto Receivables Trust 2018-A	2.940%	6/17/24	75	76
3	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6	3.507%	5/15/45	161	166
3	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	2.829%	10/15/45	116	117
3	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX	3.483%	6/15/45	170	173
3	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10	3.143%	12/15/47	51	53
3	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10	3.372%	12/15/47	39	40
3	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	100	107
3	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	208	213
3	JP Morgan Chase Commercial Mortgage Securities Trust 2015-JP1	3.914%	1/15/49	75	81
3	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	250	255

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	100	106
3	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.870%	12/15/49	75	80
3	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.050%	7/15/50	36	36
3	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.744%	7/15/50	100	105
3	JP Morgan Chase Commercial Mortgage Securities Trust 2019-COR4	4.029%	3/10/52	300	332
3	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.664%	7/15/45	39	41
3	JPMBB Commercial Mortgage Securities Trust 2013-C12	4.039%	7/15/45	26	27
3	JPMBB Commercial Mortgage Securities Trust 2013-C14	3.761%	8/15/46	29	30
3	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.133%	8/15/46	100	106
3	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.409%	8/15/46	30	32
3	JPMBB Commercial Mortgage Securities Trust 2013-C15	3.659%	11/15/45	7	8
3	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.131%	11/15/45	65	69
3	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.420%	11/15/45	35	37
3	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.079%	2/15/47	127	136
3	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.439%	2/15/47	25	27
3	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.810%	2/15/47	30	32
3	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.669%	4/15/47	50	51
3	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.997%	4/15/47	95	101
3	JPMBB Commercial Mortgage Securities Trust 2014-C19	4.243%	4/15/47	50	53
3	JPMBB Commercial Mortgage Securities Trust 2014-C21	3.428%	8/15/47	26	27
3	JPMBB Commercial Mortgage Securities Trust 2014-C21	3.775%	8/15/47	25	27
3	JPMBB Commercial Mortgage Securities Trust 2014-C22	3.801%	9/15/47	175	186
3	JPMBB Commercial Mortgage Securities Trust 2014-C22	4.110%	9/15/47	50	53
3	JPMBB Commercial Mortgage Securities Trust 2014-C23	3.934%	9/15/47	85	91
3	JPMBB Commercial Mortgage Securities Trust 2014-C23	4.202%	9/15/47	50	53
3	JPMBB Commercial Mortgage Securities Trust 2014-C24	2.940%	11/15/47	12	12
3	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.639%	11/15/47	50	53
3	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.914%	11/15/47	75	79
3	JPMBB Commercial Mortgage Securities Trust 2014-C25	3.672%	11/15/47	200	211
3	JPMBB Commercial Mortgage Securities Trust 2014-C25	4.065%	11/15/47	50	53
3	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.019%	1/15/48	8	8
3	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.494%	1/15/48	175	183
3	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.800%	1/15/48	50	52
3	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.951%	1/15/48	50	52
3	JPMBB Commercial Mortgage Securities Trust 2015-C27	2.734%	2/15/48	13	13
3	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.017%	2/15/48	110	112
3	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.179%	2/15/48	59	61
3	JPMBB Commercial Mortgage Securities Trust 2015-C28	2.773%	10/15/48	49	49
3	JPMBB Commercial Mortgage Securities Trust 2015-C28	3.227%	10/15/48	125	130
3	JPMBB Commercial Mortgage Securities Trust 2015-C28	3.532%	10/15/48	50	52
3	JPMBB Commercial Mortgage Securities Trust 2015-C29	2.921%	5/15/48	68	68
3	JPMBB Commercial Mortgage Securities Trust 2015-C29	3.304%	5/15/48	57	59
3	JPMBB Commercial Mortgage Securities Trust 2015-C29	3.611%	5/15/48	100	106
3	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.559%	7/15/48	125	129
3	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.822%	7/15/48	100	107
3	JPMBB Commercial Mortgage Securities Trust 2015-C30	4.226%	7/15/48	50	54
3	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.540%	8/15/48	53	55
3	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.801%	8/15/48	57	61
3	JPMBB Commercial Mortgage Securities Trust 2015-C32	3.358%	11/15/48	125	129
3	JPMBB Commercial Mortgage Securities Trust 2015-C32	3.598%	11/15/48	125	132
3	JPMBB Commercial Mortgage Securities Trust 2015-C33	3.770%	12/15/48	82	88
3	JPMBB Commercial Mortgage Securities Trust 2016-C1	3.316%	3/15/49	75	77
3	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	400	430
3	JPMCC Commercial Mortgage Securities Trust 2019-COR5	3.386%	6/13/52	200	210
3	JPMCC Commercial Mortgage Securities Trust 2019-COR5	3.669%	6/13/52	25	26
3	JPMDB Commercial Mortgage Securities Trust 2016-C2	3.144%	6/15/49	75	78
3	JPMDB Commercial Mortgage Securities Trust 2016-C2	3.484%	6/15/49	50	52
3	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.409%	10/15/50	75	79
3	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.713%	10/15/50	50	53
3	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.211%	6/15/51	225	249
3	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.421%	6/15/51	25	28
3	JPMDB Commerical Mortgage Securities Trust 2019-COR6	3.057%	11/13/52	175	178
3	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	39	39
3	Mercedes-Benz Auto Lease Trust 2018-A	2.510%	10/16/23	25	25
3	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%	8/15/45	100	102
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.153%	8/15/46	40	42
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.353%	8/15/46	20	21
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	4.259%	10/15/46	100	106
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	2.918%	2/15/46	68	69
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	3.214%	2/15/46	14	14

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8	3.134%	12/15/48	100	102
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8	3.376%	12/15/48	50	51
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.102%	5/15/46	50	51
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.456%	5/15/46	50	52
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	3.669%	2/15/47	76	77
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%	2/15/47	100	106
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.745%	2/15/47	100	107
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.477%	6/15/47	22	23
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%	6/15/47	100	106
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.337%	6/15/47	50	53
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.194%	10/15/47	5	5
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	4.478%	10/15/47	50	53
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.326%	12/15/47	50	51
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.526%	12/15/47	75	79
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.069%	2/15/48	50	51
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.249%	2/15/48	200	207
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.040%	4/15/48	100	102
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.306%	4/15/48	75	78
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.883%	4/15/48	50	52
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	2.982%	7/15/50	74	74
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.398%	7/15/50	50	51
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.719%	7/15/50	125	133
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.383%	10/15/48	125	129
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	75	79
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26	3.323%	10/15/48	75	77
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26	3.531%	10/15/48	75	79
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27	3.557%	12/15/47	50	52
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27	3.753%	12/15/47	75	80
3	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28	3.288%	1/15/49	100	103
3	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28	3.544%	1/15/49	225	238
3	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30	2.860%	9/15/49	200	203
3	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31	3.102%	11/15/49	250	258
3	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33	3.599%	5/15/50	150	160
3	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33	3.852%	5/15/50	100	106
3	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.276%	11/15/52	125	130
3	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	150	159
3	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	350	356
3	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	75	77
3	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	75	80
3	Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	100	104
3	Morgan Stanley Capital I Trust 2016-BNK2	3.282%	11/15/49	83	86
3	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	200	202
3	Morgan Stanley Capital I Trust 2016-UBS12	3.596%	12/15/49	200	213
3	Morgan Stanley Capital I Trust 2017-H1	3.530%	6/15/50	150	159
3	Morgan Stanley Capital I Trust 2019-H6	3.417%	6/15/52	250	264
3	Morgan Stanley Capital I Trust 2019-H6	3.700%	6/15/52	25	26
3	Morgan Stanley Capital I Trust 2019-L2	4.071%	3/15/52	150	167
3	Morgan Stanley Capital I Trust 2019-L3	3.127%	11/15/29	200	206
3	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	8	8
3	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	25	25
3	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	5	5
3	Nissan Auto Receivables 2015-C Owner Trust	1.670%	2/15/22	21	21
3	Nissan Auto Receivables 2016-C Owner Trust	1.180%	1/15/21	6	6
3	Nissan Auto Receivables 2016-C Owner Trust	1.380%	1/17/23	75	75
3	Nissan Auto Receivables 2017-B Owner Trust	1.950%	10/16/23	104	104
3	Nissan Auto Receivables 2018-A Owner Trust	2.650%	5/16/22	123	123
3	Nissan Auto Receivables 2018-A Owner Trust	2.890%	6/17/24	100	102
3	Nissan Auto Receivables 2019-B Owner Trust	2.500%	11/15/23	125	126
3	Nissan Auto Receivables 2019-B Owner Trust	2.540%	12/15/25	30	30
3	Nissan Auto Receivables 2019-C	1.930%	7/15/24	150	150
3	Nissan Auto Receivables 2019-C	1.950%	5/15/26	35	35
	Royal Bank of Canada	2.100%	10/14/20	800	800
	Royal Bank of Canada	2.300%	3/22/21	175	176
3	Santander Drive Auto Receivables Trust 2018-2	3.030%	9/15/22	36	36
3	Santander Drive Auto Receivables Trust 2018-2	3.350%	7/17/23	50	50
3	Santander Drive Auto Receivables Trust 2018-3	3.030%	2/15/22	1	1
3	Santander Drive Auto Receivables Trust 2018-3	3.290%	10/17/22	50	50
3	Santander Drive Auto Receivables Trust 2018-3	3.510%	8/15/23	50	51
3	Synchrony Card Issuance Trust 2018-A1	3.380%	9/15/24	275	281
3	Synchrony Credit Card Master Note Trust 2016-2	2.210%	5/15/24	373	375
3	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	150	152
3	Synchrony Credit Card Master Note Trust 2018-1	2.970%	3/15/24	275	278
3	Synchrony Credit Card Master Note Trust 2018-2	3.470%	5/15/26	275	287
6	Toronto-Dominion Bank	2.250%	3/15/21	250	251
3	Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	28	28
3	Toyota Auto Receivables 2016-C Owner Trust	1.320%	11/15/21	38	38
3	Toyota Auto Receivables 2017-D Owner Trust	1.930%	1/18/22	179	179
3	Toyota Auto Receivables 2018-A Owner Trust	2.350%	5/16/22	118	118

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	50	50
3	Toyota Auto Receivables 2018-B Owner Trust	2.960%	9/15/22	125	126
3	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	25	26
3	UBS Commercial Mortgage Trust 2017-C1	3.460%	6/15/50	100	106
3	UBS Commercial Mortgage Trust 2017-C1	3.724%	6/15/50	50	52
3	UBS Commercial Mortgage Trust 2017-C2	3.487%	8/15/50	150	158
3	UBS Commercial Mortgage Trust 2017-C2	3.740%	8/15/50	50	52
3	UBS Commercial Mortgage Trust 2017-C3	3.426%	8/15/50	175	184
3	UBS Commercial Mortgage Trust 2017-C3	3.739%	8/15/50	75	79
3	UBS Commercial Mortgage Trust 2017-C4	3.301%	10/15/50	100	105
3	UBS Commercial Mortgage Trust 2017-C4	3.563%	10/15/50	150	160
3	UBS Commercial Mortgage Trust 2017-C4	3.836%	10/15/50	62	65
3	UBS Commercial Mortgage Trust 2017-C5	3.474%	11/15/50	100	106
3	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	150	161
3	UBS Commercial Mortgage Trust 2017-C7	4.061%	12/15/50	100	107
3	UBS Commercial Mortgage Trust 2018-C11	4.241%	6/15/51	125	139
3	UBS Commercial Mortgage Trust 2018-C12	4.296%	8/15/51	100	113
3	UBS Commercial Mortgage Trust 2018-C13	4.208%	10/15/51	25	26
3	UBS Commercial Mortgage Trust 2018-C13	4.334%	10/15/51	75	85
3	UBS Commercial Mortgage Trust 2018-C14	4.448%	12/15/51	225	256
3	UBS Commercial Mortgage Trust 2018-C15	4.341%	12/15/51	125	140
3	UBS Commercial Mortgage Trust 2018-C8	3.720%	2/15/51	150	162
3	UBS Commercial Mortgage Trust 2018-C8	3.983%	2/15/51	275	302
3	UBS Commercial Mortgage Trust 2018-C8	4.215%	2/15/51	75	81
3	UBS Commercial Mortgage Trust 2019-C16	3.605%	4/15/52	100	106
3	UBS Commercial Mortgage Trust 2019-C17	2.921%	10/15/52	125	127
3	UBS-Barclays Commercial Mortgage Trust 2013-C5	3.185%	3/10/46	104	107
3	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	165	169
3	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	25	26
3	UBS-Barclays Commercial Mortgage Trust 2018-C10	4.313%	5/15/51	175	195
3	UBS-Barclays Commercial Mortgage Trust 2018-C9	4.117%	3/15/51	275	305
3	UBS-Barclays Commercial Mortgage Trust 2019-C16	3.887%	4/15/52	25	27
3	UBS-Barclays Commercial Mortgage Trust 2019-C18	3.035%	12/15/52	75	77
3	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	67	68
3	Wells Fargo Commercial Mortgage Trust 2014-LC16	2.819%	8/15/50	1	1
3	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	75	79
3	Wells Fargo Commercial Mortgage Trust 2014-LC18	2.954%	12/15/47	41	41
3	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.271%	12/15/47	75	76
3	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	125	131
3	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.808%	12/15/47	75	78
3	Wells Fargo Commercial Mortgage Trust 2015-C26	2.991%	2/15/48	125	127
3	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	75	78
3	Wells Fargo Commercial Mortgage Trust 2015-C26	3.580%	2/15/48	50	52
3	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	244	252
3	Wells Fargo Commercial Mortgage Trust 2015-C28	3.540%	5/15/48	175	185
3	Wells Fargo Commercial Mortgage Trust 2015-C28	3.872%	5/15/48	31	32
3	Wells Fargo Commercial Mortgage Trust 2015-C29	3.400%	6/15/48	125	129
3	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	175	186
3	Wells Fargo Commercial Mortgage Trust 2015-LC20	2.978%	4/15/50	29	30
3	Wells Fargo Commercial Mortgage Trust 2015-LC20	3.184%	4/15/50	276	287
3	Wells Fargo Commercial Mortgage Trust 2015-LC20	3.719%	4/15/50	50	51
3	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.571%	9/15/58	50	52
3	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	75	81
3	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	75	80
3	Wells Fargo Commercial Mortgage Trust 2015-NXS1	2.632%	5/15/48	21	21
3	Wells Fargo Commercial Mortgage Trust 2015-NXS1	2.934%	5/15/48	50	51
3	Wells Fargo Commercial Mortgage Trust 2015-NXS1	3.148%	5/15/48	50	52
3	Wells Fargo Commercial Mortgage Trust 2015-P2	3.656%	12/15/48	100	105
3	Wells Fargo Commercial Mortgage Trust 2015-P2	3.809%	12/15/48	50	54
3	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	210	224
3	Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.652%	8/15/49	150	151
3	Wells Fargo Commercial Mortgage Trust 2016-C32	3.324%	1/15/59	58	60
3	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	125	132
3	Wells Fargo Commercial Mortgage Trust 2016-C33	3.426%	3/15/59	50	53
3	Wells Fargo Commercial Mortgage Trust 2016-C34	3.096%	6/15/49	75	77
3	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	100	108
3	Wells Fargo Commercial Mortgage Trust 2016-LC24	2.825%	10/15/49	100	102
3	Wells Fargo Commercial Mortgage Trust 2016-LC24	2.942%	10/15/49	162	166
3	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	192	204
3	Wells Fargo Commercial Mortgage Trust 2017-C38	3.665%	7/15/50	54	57

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Wells Fargo Commercial Mortgage Trust 2017-C39	3.418%	9/15/50	175	185
3	Wells Fargo Commercial Mortgage Trust 2017-C39	3.702%	9/15/50	100	105
3	Wells Fargo Commercial Mortgage Trust 2017-C40	3.317%	10/15/50	100	104
3	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	150	160
3	Wells Fargo Commercial Mortgage Trust 2017-C40	3.854%	10/15/50	25	26
3	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	250	265
3	Wells Fargo Commercial Mortgage Trust 2018-C43	4.012%	3/15/51	275	302
3	Wells Fargo Commercial Mortgage Trust 2018-C43	4.152%	3/15/51	50	54
3	Wells Fargo Commercial Mortgage Trust 2018-C44	4.212%	5/15/51	175	195
3	Wells Fargo Commercial Mortgage Trust 2018-C45	4.184%	6/15/51	200	222
3	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	75	83
3	Wells Fargo Commercial Mortgage Trust 2018-C47	4.442%	9/15/61	150	170
3	Wells Fargo Commercial Mortgage Trust 2019-C49	4.023%	3/15/52	225	248
3	Wells Fargo Commercial Mortgage Trust 2019-C50	3.729%	5/15/52	125	135
3	Wells Fargo Commercial Mortgage Trust 2019-C51	3.311%	6/15/52	200	210
3	Wells Fargo Commercial Mortgage Trust 2019-C52	2.892%	8/15/52	270	274
3	Wells Fargo Commercial Mortgage Trust 2019-C52	3.143%	8/15/52	100	100
3	Wells Fargo Commercial Mortgage Trust 2019-C53	3.040%	10/15/52	200	206
3	Wells Fargo Commercial Mortgage Trust 2019-C54	3.146%	12/15/52	100	104
3	WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	175	178
3	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	125	128
3	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	100	103
3	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	75	76
3	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	122	124
3	WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	94	96
3	WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	39	40
3	WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	18	19
3	WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	76	78
3	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	15	15
3	WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	150	155
3	WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	75	77
3	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	16	16
3	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	100	106
3	WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	20	21
3	WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	23	24
3	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	30	32
3	WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	50	53
3	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	20	20
3	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	25	27
3	WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	25	27
3	WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	25	27
3	WFRBS Commercial Mortgage Trust 2014-C19	3.618%	3/15/47	21	22
3	WFRBS Commercial Mortgage Trust 2014-C19	3.660%	3/15/47	21	22
3	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	50	53
3	WFRBS Commercial Mortgage Trust 2014-C19	4.723%	3/15/47	25	27
3	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	22	23
3	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	25	27
3	WFRBS Commercial Mortgage Trust 2014-C20	4.176%	5/15/47	25	26
3	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	75	79
3	WFRBS Commercial Mortgage Trust 2014-C22	3.752%	9/15/57	150	159
3	WFRBS Commercial Mortgage Trust 2014-C22	4.371%	9/15/57	25	26
3	WFRBS Commercial Mortgage Trust 2014-C23	3.636%	10/15/57	74	76
3	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	50	53
3	WFRBS Commercial Mortgage Trust 2014-C24	3.428%	11/15/47	39	40
3	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	65	69
3	WFRBS Commercial Mortgage Trust 2014-LC14	2.862%	3/15/47	1	1
3	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	50	51
3	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	140	149
3	WFRBS Commercial Mortgage Trust 2014-LC14	4.351%	3/15/47	60	64
3	World Financial Network Credit Card Master Note Trust Series 2017-C	2.310%	8/15/24	150	150
3	World Financial Network Credit Card Master Note Trust Series 2018-A	3.070%	12/16/24	200	202
3	World Omni Auto Receivables Trust 2019-C	1.960%	12/16/24	125	125
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $107,426)					110,185
Corporate Bonds (26.5%)
Finance (8.3%)
	Banking (5.9%)
	Ally Financial Inc.	4.125%	2/13/22	125	129
	Ally Financial Inc.	3.875%	5/21/24	150	157
	Ally Financial Inc.	5.125%	9/30/24	135	149
	Ally Financial Inc.	8.000%	11/1/31	400	552
	American Express Co.	3.000%	2/22/21	150	152
	American Express Co.	3.700%	11/5/21	200	206
	American Express Co.	2.750%	5/20/22	300	305
	American Express Co.	2.500%	8/1/22	500	506
	American Express Co.	2.650%	12/2/22	225	229
	American Express Co.	3.400%	2/27/23	300	311
	American Express Co.	3.700%	8/3/23	325	342

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	American Express Co.	3.400%	2/22/24	225	235
	American Express Co.	2.500%	7/30/24	215	217
	American Express Co.	3.000%	10/30/24	569	587
	American Express Co.	3.625%	12/5/24	241	254
	American Express Co.	4.200%	11/6/25	150	165
	American Express Co.	3.125%	5/20/26	250	259
	American Express Co.	4.050%	12/3/42	67	79
	American Express Credit Corp.	2.250%	5/5/21	275	276
	American Express Credit Corp.	2.700%	3/3/22	300	305
	American Express Credit Corp.	3.300%	5/3/27	350	372
	Associated Bank NA	3.500%	8/13/21	50	51
	Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	325	326
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	250	253
	Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	200	203
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	200	204
	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	250	269
	Banco Santander SA	3.848%	4/12/23	200	208
	Banco Santander SA	5.179%	11/19/25	450	500
	Banco Santander SA	4.250%	4/11/27	400	430
	Banco Santander SA	3.800%	2/23/28	200	210
	Banco Santander SA	4.379%	4/12/28	200	218
	Bank of America Corp.	2.625%	4/19/21	755	762
3	Bank of America Corp.	2.369%	7/21/21	500	501
3	Bank of America Corp.	2.328%	10/1/21	350	350
3	Bank of America Corp.	2.738%	1/23/22	250	252
3	Bank of America Corp.	3.499%	5/17/22	175	178
	Bank of America Corp.	2.503%	10/21/22	300	303
	Bank of America Corp.	3.300%	1/11/23	650	672
3	Bank of America Corp.	3.124%	1/20/23	145	148
3	Bank of America Corp.	2.881%	4/24/23	1,000	1,014
3	Bank of America Corp.	2.816%	7/21/23	1,250	1,267
	Bank of America Corp.	4.100%	7/24/23	300	319
	Bank of America Corp.	3.004%	12/20/23	1,846	1,886
	Bank of America Corp.	4.125%	1/22/24	325	350
3	Bank of America Corp.	3.550%	3/5/24	690	714
	Bank of America Corp.	4.000%	4/1/24	322	345
3	Bank of America Corp.	3.864%	7/23/24	125	132
	Bank of America Corp.	4.200%	8/26/24	650	697
	Bank of America Corp.	4.000%	1/22/25	755	803
	Bank of America Corp.	3.950%	4/21/25	500	532
3	Bank of America Corp.	3.093%	10/1/25	350	361
3	Bank of America Corp.	2.456%	10/22/25	300	301
3	Bank of America Corp.	3.366%	1/23/26	300	313
	Bank of America Corp.	4.450%	3/3/26	475	520
	Bank of America Corp.	3.500%	4/19/26	320	339
	Bank of America Corp.	4.250%	10/22/26	725	788
3	Bank of America Corp.	3.559%	4/23/27	750	791
	Bank of America Corp.	3.248%	10/21/27	750	778
	Bank of America Corp.	4.183%	11/25/27	560	606
3	Bank of America Corp.	3.824%	1/20/28	425	456
3	Bank of America Corp.	3.705%	4/24/28	350	374
3	Bank of America Corp.	3.593%	7/21/28	800	850
3	Bank of America Corp.	3.419%	12/20/28	1,334	1,397
3	Bank of America Corp.	3.970%	3/5/29	225	245
3	Bank of America Corp.	4.271%	7/23/29	575	637
3	Bank of America Corp.	3.974%	2/7/30	150	163
3	Bank of America Corp.	3.194%	7/23/30	1,125	1,163
3	Bank of America Corp.	2.884%	10/22/30	300	303
	Bank of America Corp.	6.110%	1/29/37	335	451
3	Bank of America Corp.	4.244%	4/24/38	350	402
	Bank of America Corp.	7.750%	5/14/38	340	535
3	Bank of America Corp.	4.078%	4/23/40	500	567
	Bank of America Corp.	5.875%	2/7/42	300	426
	Bank of America Corp.	5.000%	1/21/44	750	979
	Bank of America Corp.	4.875%	4/1/44	300	383
	Bank of America Corp.	4.750%	4/21/45	100	122
3	Bank of America Corp.	4.443%	1/20/48	100	122
3	Bank of America Corp.	4.330%	3/15/50	250	300
	Bank of America NA	6.000%	10/15/36	250	344
	Bank of Montreal	3.100%	4/13/21	325	330
	Bank of Montreal	1.900%	8/27/21	325	325
	Bank of Montreal	2.900%	3/26/22	425	433
	Bank of Montreal	2.350%	9/11/22	46	46
	Bank of Montreal	2.550%	11/6/22	104	106
	Bank of Montreal	3.300%	2/5/24	300	312
	Bank of Montreal	2.500%	6/28/24	200	202
3	Bank of Montreal	4.338%	10/5/28	100	105
3	Bank of Montreal	3.803%	12/15/32	1,000	1,044
	Bank of New York Mellon Corp.	2.050%	5/3/21	250	251
	Bank of New York Mellon Corp.	3.550%	9/23/21	100	103
	Bank of New York Mellon Corp.	2.600%	2/7/22	675	684
	Bank of New York Mellon Corp.	1.950%	8/23/22	250	250
	Bank of New York Mellon Corp.	2.950%	1/29/23	195	200
	Bank of New York Mellon Corp.	3.500%	4/28/23	225	236
3	Bank of New York Mellon Corp.	2.661%	5/16/23	225	228
	Bank of New York Mellon Corp.	3.450%	8/11/23	125	131
	Bank of New York Mellon Corp.	2.200%	8/16/23	225	228
	Bank of New York Mellon Corp.	3.250%	9/11/24	150	157
	Bank of New York Mellon Corp.	2.100%	10/24/24	150	150
	Bank of New York Mellon Corp.	3.000%	2/24/25	250	260
	Bank of New York Mellon Corp.	2.800%	5/4/26	200	205
	Bank of New York Mellon Corp.	2.450%	8/17/26	125	125
	Bank of New York Mellon Corp.	3.250%	5/16/27	150	158
3	Bank of New York Mellon Corp.	3.442%	2/7/28	150	158
	Bank of New York Mellon Corp.	3.000%	10/30/28	200	205
	Bank of New York Mellon Corp.	3.300%	8/23/29	100	104
	Bank of Nova Scotia	2.800%	7/21/21	420	426
	Bank of Nova Scotia	2.700%	3/7/22	250	254
	Bank of Nova Scotia	2.375%	1/18/23	50	51
	Bank of Nova Scotia	3.400%	2/11/24	200	209
	Bank of Nova Scotia	4.500%	12/16/25	300	328
	Bank of Nova Scotia	2.700%	8/3/26	100	102
	Barclays Bank plc	2.650%	1/11/21	200	201
	Barclays plc	3.250%	1/12/21	100	101
	Barclays plc	3.200%	8/10/21	150	152
	Barclays plc	3.684%	1/10/23	100	102
3	Barclays plc	4.610%	2/15/23	200	208
3	Barclays plc	4.338%	5/16/24	1,000	1,049
	Barclays plc	3.650%	3/16/25	350	364
3	Barclays plc	3.932%	5/7/25	200	210
	Barclays plc	4.375%	1/12/26	300	325
	Barclays plc	4.337%	1/10/28	200	214
3	Barclays plc	4.972%	5/16/29	200	225
	Barclays plc	5.250%	8/17/45	250	301
	Barclays plc	4.950%	1/10/47	200	234
	BBVA USA	3.500%	6/11/21	150	152
	BBVA USA	2.875%	6/29/22	250	253
	BNP Paribas SA	5.000%	1/15/21	475	489
	BPCE SA	2.650%	2/3/21	275	277
	BPCE SA	2.750%	12/2/21	250	254
6	BPCE SA	3.000%	5/22/22	250	254
	BPCE SA	4.000%	4/15/24	325	348
	BPCE SA	3.375%	12/2/26	250	262
	Canadian Imperial Bank of Commerce	2.700%	2/2/21	150	151
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	350	354
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	200	210
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	200	206
	Capital One Bank USA NA	3.375%	2/15/23	235	242
	Capital One Financial Corp.	4.750%	7/15/21	50	52
	Capital One Financial Corp.	3.050%	3/9/22	175	179
	Capital One Financial Corp.	3.200%	1/30/23	350	360
	Capital One Financial Corp.	3.500%	6/15/23	27	28
	Capital One Financial Corp.	3.900%	1/29/24	250	265
	Capital One Financial Corp.	3.750%	4/24/24	450	472
	Capital One Financial Corp.	3.300%	10/30/24	513	529
	Capital One Financial Corp.	4.200%	10/29/25	175	188
	Capital One Financial Corp.	3.750%	7/28/26	500	524

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Capital One Financial Corp.	3.750%	3/9/27	100	106
	Capital One Financial Corp.	3.800%	1/31/28	300	322
	Capital One NA	2.250%	9/13/21	175	176
	Capital One NA	2.650%	8/8/22	500	507
	Citibank NA	2.850%	2/12/21	200	202
	Citibank NA	3.400%	7/23/21	475	485
3	Citibank NA	2.844%	5/20/22	500	506
	Citigroup Inc.	2.700%	3/30/21	550	554
	Citigroup Inc.	2.350%	8/2/21	150	151
	Citigroup Inc.	2.900%	12/8/21	200	203
	Citigroup Inc.	4.500%	1/14/22	475	498
	Citigroup Inc.	2.750%	4/25/22	425	432
	Citigroup Inc.	2.700%	10/27/22	375	381
3	Citigroup Inc.	2.312%	11/4/22	300	301
	Citigroup Inc.	3.375%	3/1/23	150	155
	Citigroup Inc.	3.500%	5/15/23	675	700
3	Citigroup Inc.	2.876%	7/24/23	450	458
	Citigroup Inc.	3.875%	10/25/23	738	784
	Citigroup Inc.	4.000%	8/5/24	125	133
	Citigroup Inc.	3.875%	3/26/25	350	369
3	Citigroup Inc.	3.352%	4/24/25	1,500	1,560
	Citigroup Inc.	3.300%	4/27/25	125	131
	Citigroup Inc.	4.400%	6/10/25	1,400	1,521
	Citigroup Inc.	5.500%	9/13/25	75	86
	Citigroup Inc.	3.700%	1/12/26	275	293
	Citigroup Inc.	4.600%	3/9/26	275	303
	Citigroup Inc.	3.200%	10/21/26	1,025	1,060
	Citigroup Inc.	4.300%	11/20/26	75	82
	Citigroup Inc.	4.450%	9/29/27	1,150	1,265
3	Citigroup Inc.	3.887%	1/10/28	475	509
3	Citigroup Inc.	3.668%	7/24/28	900	956
	Citigroup Inc.	4.125%	7/25/28	100	109
3	Citigroup Inc.	3.520%	10/27/28	580	609
3	Citigroup Inc.	4.075%	4/23/29	150	164
3	Citigroup Inc.	3.980%	3/20/30	475	519
3	Citigroup Inc.	2.976%	11/5/30	300	305
	Citigroup Inc.	6.625%	6/15/32	100	134
	Citigroup Inc.	6.125%	8/25/36	75	97
3	Citigroup Inc.	3.878%	1/24/39	225	246
	Citigroup Inc.	8.125%	7/15/39	562	938
	Citigroup Inc.	5.875%	1/30/42	100	141
	Citigroup Inc.	5.300%	5/6/44	375	475
	Citigroup Inc.	4.650%	7/30/45	200	246
	Citigroup Inc.	4.750%	5/18/46	375	449
	Citigroup Inc.	4.650%	7/23/48	450	561
	Citizens Bank NA	2.550%	5/13/21	200	201
	Citizens Bank NA	3.250%	2/14/22	250	256
	Citizens Bank NA	2.650%	5/26/22	125	127
	Citizens Financial Group Inc.	4.300%	12/3/25	125	134
	Citizens Financial Group Inc.	2.850%	7/27/26	175	178
	Comerica Bank	4.000%	7/27/25	50	53
	Comerica Inc.	3.700%	7/31/23	200	210
	Commonwealth Bank of Australia	2.550%	3/15/21	175	176
6	Commonwealth Bank of Australia	2.750%	3/10/22	500	508
6	Commonwealth Bank of Australia	3.350%	6/4/24	800	836
	Cooperatieve Rabobank UA	4.500%	1/11/21	150	154
	Cooperatieve Rabobank UA	2.500%	1/19/21	600	603
	Cooperatieve Rabobank UA	2.750%	1/10/22	250	254
	Cooperatieve Rabobank UA	3.875%	2/8/22	525	547
	Cooperatieve Rabobank UA	3.950%	11/9/22	125	130
	Cooperatieve Rabobank UA	4.625%	12/1/23	175	190
	Cooperatieve Rabobank UA	3.375%	5/21/25	275	291
	Cooperatieve Rabobank UA	4.375%	8/4/25	600	649
	Cooperatieve Rabobank UA	3.750%	7/21/26	225	234
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	136
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	329
	Cooperatieve Rabobank UA	5.250%	8/4/45	350	440
	Credit Suisse AG	3.000%	10/29/21	600	611
	Credit Suisse AG	2.100%	11/12/21	250	251
	Credit Suisse AG	3.625%	9/9/24	575	610
6	Credit Suisse Group AG	3.574%	1/9/23	250	257
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	250	252
	Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	275	279
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	750	780
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	825	863
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	250	264
	Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	375	471
	Deutsche Bank AG	3.125%	1/13/21	100	100
	Deutsche Bank AG	3.150%	1/22/21	150	151
	Deutsche Bank AG	4.250%	2/4/21	150	152
	Deutsche Bank AG	4.250%	10/14/21	600	617
	Deutsche Bank AG	3.300%	11/16/22	500	505
	Deutsche Bank AG	3.950%	2/27/23	300	307
	Deutsche Bank AG	3.700%	5/30/24	548	559
	Deutsche Bank AG	4.100%	1/13/26	100	102
	Discover Bank	3.200%	8/9/21	100	102
	Discover Bank	3.350%	2/6/23	150	154
	Discover Bank	4.200%	8/8/23	300	319
	Discover Bank	2.450%	9/12/24	150	149
	Discover Bank	3.450%	7/27/26	100	104
	Discover Bank	4.650%	9/13/28	250	280
	Discover Financial Services	3.850%	11/21/22	200	209
	Discover Financial Services	3.950%	11/6/24	450	477
	Discover Financial Services	3.750%	3/4/25	170	179
	Discover Financial Services	4.500%	1/30/26	200	219
	Fifth Third Bancorp	3.500%	3/15/22	125	129
	Fifth Third Bancorp	4.300%	1/16/24	275	295
	Fifth Third Bancorp	3.650%	1/25/24	150	158
	Fifth Third Bancorp	2.375%	1/28/25	150	150
	Fifth Third Bancorp	3.950%	3/14/28	75	82
	Fifth Third Bancorp	8.250%	3/1/38	200	307
	Fifth Third Bank	2.250%	6/14/21	300	301
	Fifth Third Bank	3.350%	7/26/21	200	204
	Fifth Third Bank	3.950%	7/28/25	200	217
	Fifth Third Bank	3.850%	3/15/26	200	212
	First Horizon National Corp.	3.500%	12/15/20	100	101
	First Republic Bank	2.500%	6/6/22	100	101
	First Republic Bank	4.375%	8/1/46	75	81
	FirstMerit Bank NA	4.270%	11/25/26	150	161
	Goldman Sachs Capital I	6.345%	2/15/34	225	292
	Goldman Sachs Group Inc.	2.875%	2/25/21	175	177
	Goldman Sachs Group Inc.	2.625%	4/25/21	150	151
	Goldman Sachs Group Inc.	5.250%	7/27/21	650	681
	Goldman Sachs Group Inc.	2.350%	11/15/21	500	502
	Goldman Sachs Group Inc.	5.750%	1/24/22	675	722
	Goldman Sachs Group Inc.	3.000%	4/26/22	545	552
3	Goldman Sachs Group Inc.	2.876%	10/31/22	1,055	1,068
	Goldman Sachs Group Inc.	3.625%	1/22/23	425	441
	Goldman Sachs Group Inc.	3.200%	2/23/23	425	437
3	Goldman Sachs Group Inc.	2.908%	6/5/23	350	355
3	Goldman Sachs Group Inc.	2.905%	7/24/23	500	508
	Goldman Sachs Group Inc.	3.625%	2/20/24	300	315
	Goldman Sachs Group Inc.	4.000%	3/3/24	475	504
	Goldman Sachs Group Inc.	3.850%	7/8/24	586	618
	Goldman Sachs Group Inc.	3.500%	1/23/25	1,332	1,398
	Goldman Sachs Group Inc.	3.750%	5/22/25	825	873
3	Goldman Sachs Group Inc.	3.272%	9/29/25	550	568
	Goldman Sachs Group Inc.	4.250%	10/21/25	200	217
	Goldman Sachs Group Inc.	3.750%	2/25/26	200	212
	Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,304
	Goldman Sachs Group Inc.	5.950%	1/15/27	400	477
	Goldman Sachs Group Inc.	3.850%	1/26/27	350	372
3	Goldman Sachs Group Inc.	3.691%	6/5/28	625	663
3	Goldman Sachs Group Inc.	3.814%	4/23/29	450	481
3	Goldman Sachs Group Inc.	4.223%	5/1/29	475	522
	Goldman Sachs Group Inc.	6.450%	5/1/36	50	66

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,351
3	Goldman Sachs Group Inc.	4.017%	10/31/38	350	379
3	Goldman Sachs Group Inc.	4.411%	4/23/39	500	567
	Goldman Sachs Group Inc.	6.250%	2/1/41	675	942
	Goldman Sachs Group Inc.	4.800%	7/8/44	400	484
	Goldman Sachs Group Inc.	5.150%	5/22/45	475	581
	Goldman Sachs Group Inc.	4.750%	10/21/45	150	183
	HSBC Bank USA NA	7.000%	1/15/39	250	364
	HSBC Holdings plc	3.400%	3/8/21	625	634
	HSBC Holdings plc	2.950%	5/25/21	800	810
	HSBC Holdings plc	2.650%	1/5/22	500	505
	HSBC Holdings plc	4.875%	1/14/22	160	169
	HSBC Holdings plc	4.000%	3/30/22	290	302
3	HSBC Holdings plc	3.262%	3/13/23	560	572
	HSBC Holdings plc	3.600%	5/25/23	200	208
3	HSBC Holdings plc	3.033%	11/22/23	200	204
	HSBC Holdings plc	4.250%	3/14/24	250	265
3	HSBC Holdings plc	3.950%	5/18/24	500	524
3	HSBC Holdings plc	3.803%	3/11/25	1,075	1,128
	HSBC Holdings plc	4.250%	8/18/25	150	160
3	HSBC Holdings plc	2.633%	11/7/25	200	200
	HSBC Holdings plc	4.300%	3/8/26	1,100	1,195
	HSBC Holdings plc	3.900%	5/25/26	450	479
3	HSBC Holdings plc	4.292%	9/12/26	500	537
	HSBC Holdings plc	4.375%	11/23/26	350	378
3	HSBC Holdings plc	4.041%	3/13/28	400	427
3	HSBC Holdings plc	4.583%	6/19/29	400	446
3	HSBC Holdings plc	3.973%	5/22/30	570	612
	HSBC Holdings plc	7.625%	5/17/32	100	138
	HSBC Holdings plc	7.350%	11/27/32	100	139
	HSBC Holdings plc	6.500%	5/2/36	350	476
	HSBC Holdings plc	6.500%	9/15/37	50	68
	HSBC Holdings plc	6.800%	6/1/38	200	284
	HSBC Holdings plc	5.250%	3/14/44	750	949
	HSBC USA Inc.	3.500%	6/23/24	150	159
	Huntington Bancshares Inc.	7.000%	12/15/20	25	26
	Huntington Bancshares Inc.	3.150%	3/14/21	100	101
	Huntington Bancshares Inc.	2.300%	1/14/22	200	201
	Huntington National Bank	3.250%	5/14/21	250	254
	Huntington National Bank	2.500%	8/7/22	200	202
	Huntington National Bank	3.550%	10/6/23	250	262
	ING Groep NV	3.150%	3/29/22	200	204
	ING Groep NV	4.100%	10/2/23	300	318
	ING Groep NV	3.550%	4/9/24	200	209
	ING Groep NV	3.950%	3/29/27	300	323
	ING Groep NV	4.550%	10/2/28	200	227
	ING Groep NV	4.050%	4/9/29	200	219
	JPMorgan Chase & Co.	2.550%	3/1/21	850	855
	JPMorgan Chase & Co.	4.625%	5/10/21	250	259
	JPMorgan Chase & Co.	2.400%	6/7/21	275	277
	JPMorgan Chase & Co.	2.295%	8/15/21	450	451
	JPMorgan Chase & Co.	4.350%	8/15/21	205	213
	JPMorgan Chase & Co.	4.500%	1/24/22	325	341
3	JPMorgan Chase & Co.	3.514%	6/18/22	200	204
	JPMorgan Chase & Co.	3.250%	9/23/22	750	775
	JPMorgan Chase & Co.	2.972%	1/15/23	370	377
	JPMorgan Chase & Co.	3.200%	1/25/23	750	774
3	JPMorgan Chase & Co.	3.207%	4/1/23	1,000	1,022
3	JPMorgan Chase & Co.	2.776%	4/25/23	350	354
	JPMorgan Chase & Co.	3.375%	5/1/23	300	311
	JPMorgan Chase & Co.	2.700%	5/18/23	250	255
	JPMorgan Chase & Co.	3.875%	2/1/24	445	476
3	JPMorgan Chase & Co.	3.559%	4/23/24	485	505
	JPMorgan Chase & Co.	3.625%	5/13/24	776	820
3	JPMorgan Chase & Co.	3.797%	7/23/24	175	184
	JPMorgan Chase & Co.	3.875%	9/10/24	575	615
3	JPMorgan Chase & Co.	4.023%	12/5/24	300	320
	JPMorgan Chase & Co.	3.125%	1/23/25	400	417
3	JPMorgan Chase & Co.	3.220%	3/1/25	600	620
	JPMorgan Chase & Co.	3.900%	7/15/25	362	391
3	JPMorgan Chase & Co.	2.301%	10/15/25	700	699
	JPMorgan Chase & Co.	3.300%	4/1/26	685	718
	JPMorgan Chase & Co.	3.200%	6/15/26	300	312
	JPMorgan Chase & Co.	2.950%	10/1/26	875	899
	JPMorgan Chase & Co.	4.125%	12/15/26	450	492
3	JPMorgan Chase & Co.	3.960%	1/29/27	500	541
	JPMorgan Chase & Co.	3.625%	12/1/27	1,000	1,050
3	JPMorgan Chase & Co.	3.782%	2/1/28	625	671
3	JPMorgan Chase & Co.	3.540%	5/1/28	350	371
3	JPMorgan Chase & Co.	3.509%	1/23/29	575	609
3	JPMorgan Chase & Co.	4.005%	4/23/29	300	328
3	JPMorgan Chase & Co.	4.203%	7/23/29	250	278
3	JPMorgan Chase & Co.	4.452%	12/5/29	300	341
3	JPMorgan Chase & Co.	3.702%	5/6/30	300	323
3	JPMorgan Chase & Co.	2.739%	10/15/30	1,500	1,500
	JPMorgan Chase & Co.	6.400%	5/15/38	450	649
	JPMorgan Chase & Co.	5.500%	10/15/40	650	869
	JPMorgan Chase & Co.	5.600%	7/15/41	275	376
	JPMorgan Chase & Co.	5.400%	1/6/42	150	203
	JPMorgan Chase & Co.	5.625%	8/16/43	300	402
	JPMorgan Chase & Co.	4.950%	6/1/45	100	126
3	JPMorgan Chase & Co.	4.260%	2/22/48	375	439
3	JPMorgan Chase & Co.	4.032%	7/24/48	500	566
3	JPMorgan Chase & Co.	3.964%	11/15/48	1,000	1,121
3	JPMorgan Chase & Co.	3.897%	1/23/49	400	447
	KeyBank NA	2.300%	9/14/22	200	202
	KeyBank NA	3.375%	3/7/23	250	260
	KeyBank NA	3.300%	6/1/25	125	132
	KeyCorp	5.100%	3/24/21	25	26
	KeyCorp	4.150%	10/29/25	150	164
	KeyCorp	4.100%	4/30/28	600	655
	KeyCorp	2.550%	10/1/29	150	147
	Lloyds Bank plc	6.375%	1/21/21	175	182
	Lloyds Bank plc	3.300%	5/7/21	200	203
	Lloyds Banking Group plc	3.000%	1/11/22	300	305
3	Lloyds Banking Group plc	2.858%	3/17/23	250	252
	Lloyds Banking Group plc	4.050%	8/16/23	900	950
3	Lloyds Banking Group plc	2.907%	11/7/23	400	406
	Lloyds Banking Group plc	3.900%	3/12/24	200	211
	Lloyds Banking Group plc	4.450%	5/8/25	200	218
	Lloyds Banking Group plc	4.582%	12/10/25	700	755
	Lloyds Banking Group plc	4.650%	3/24/26	575	622
	Lloyds Banking Group plc	3.750%	1/11/27	200	210
	Lloyds Banking Group plc	4.375%	3/22/28	250	275
	Lloyds Banking Group plc	4.550%	8/16/28	200	223
3	Lloyds Banking Group plc	3.574%	11/7/28	200	208
	Lloyds Banking Group plc	5.300%	12/1/45	200	243
	Lloyds Banking Group plc	4.344%	1/9/48	275	297
	M&T Bank Corp.	3.550%	7/26/23	200	210
	Manufacturers & Traders Trust Co.	2.625%	1/25/21	225	226
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	403	407
	Mitsubishi UFJ Financial Group Inc.	3.535%	7/26/21	200	204
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	400	401
	Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	1,275	1,298
	Mitsubishi UFJ Financial Group Inc.	3.218%	3/7/22	200	205
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	675	684
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	300	304
	Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	300	311
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	740	777
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	100	101
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	200	209
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	200	204
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	250	266
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	563
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	252
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	500	531
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	250	259
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	200	217
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	200	220
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	200	215
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	175	181
	Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	50	58

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	200	219
	Mizuho Financial Group Inc.	3.549%	3/5/23	200	208
3	Mizuho Financial Group Inc.	2.721%	7/16/23	300	303
3	Mizuho Financial Group Inc.	3.922%	9/11/24	200	210
3	Mizuho Financial Group Inc.	2.839%	7/16/25	375	378
3	Mizuho Financial Group Inc.	2.555%	9/13/25	100	100
	Mizuho Financial Group Inc.	3.663%	2/28/27	250	264
	Mizuho Financial Group Inc.	4.018%	3/5/28	325	354
3	Mizuho Financial Group Inc.	4.254%	9/11/29	400	443
3	Mizuho Financial Group Inc.	3.153%	7/16/30	500	511
3	Mizuho Financial Group Inc.	2.869%	9/13/30	100	101
	Morgan Stanley	5.750%	1/25/21	250	259
	Morgan Stanley	2.500%	4/21/21	200	201
	Morgan Stanley	5.500%	7/28/21	650	684
	Morgan Stanley	2.625%	11/17/21	500	506
	Morgan Stanley	2.750%	5/19/22	600	610
	Morgan Stanley	4.875%	11/1/22	425	455
	Morgan Stanley	3.125%	1/23/23	750	770
	Morgan Stanley	3.750%	2/25/23	675	705
3	Morgan Stanley	3.737%	4/24/24	750	781
	Morgan Stanley	3.875%	4/29/24	545	578
	Morgan Stanley	3.700%	10/23/24	650	689
	Morgan Stanley	4.000%	7/23/25	330	357
	Morgan Stanley	5.000%	11/24/25	650	730
	Morgan Stanley	3.875%	1/27/26	225	241
	Morgan Stanley	3.125%	7/27/26	700	721
	Morgan Stanley	6.250%	8/9/26	425	516
	Morgan Stanley	4.350%	9/8/26	400	437
	Morgan Stanley	3.625%	1/20/27	250	265
	Morgan Stanley	3.950%	4/23/27	325	347
3	Morgan Stanley	3.591%	7/22/28	935	991
3	Morgan Stanley	3.772%	1/24/29	575	618
3	Morgan Stanley	4.431%	1/23/30	550	621
	Morgan Stanley	7.250%	4/1/32	150	215
3	Morgan Stanley	3.971%	7/22/38	375	416
3	Morgan Stanley	4.457%	4/22/39	250	294
	Morgan Stanley	6.375%	7/24/42	600	883
	Morgan Stanley	4.300%	1/27/45	650	763
	Morgan Stanley	4.375%	1/22/47	175	209
	MUFG Americas Holdings Corp.	3.500%	6/18/22	475	492
	MUFG Americas Holdings Corp.	3.000%	2/10/25	80	81
	MUFG Union Bank NA	3.150%	4/1/22	1,200	1,227
	National Australia Bank Ltd.	1.875%	7/12/21	175	175
	National Australia Bank Ltd.	3.375%	9/20/21	250	256
	National Australia Bank Ltd.	3.700%	11/4/21	250	258
	National Australia Bank Ltd.	2.500%	5/22/22	550	557
	National Australia Bank Ltd.	3.000%	1/20/23	250	256
	National Australia Bank Ltd.	3.625%	6/20/23	250	262
	National Australia Bank Ltd.	3.375%	1/14/26	100	105
	National Australia Bank Ltd.	2.500%	7/12/26	200	201
	Northern Trust Corp.	3.375%	8/23/21	100	102
	Northern Trust Corp.	3.950%	10/30/25	150	161
	Northern Trust Corp.	3.650%	8/3/28	100	108
3	Northern Trust Corp.	3.375%	5/8/32	50	51
	People’s United Bank NA	4.000%	7/15/24	100	104
	People’s United Financial Inc.	3.650%	12/6/22	100	104
	PNC Bank NA	2.150%	4/29/21	250	251
	PNC Bank NA	2.550%	12/9/21	100	101
	PNC Bank NA	2.625%	2/17/22	175	177
	PNC Bank NA	2.450%	7/28/22	100	101
	PNC Bank NA	2.700%	11/1/22	450	454
3	PNC Bank NA	2.028%	12/9/22	145	145
	PNC Bank NA	3.300%	10/30/24	705	733
	PNC Bank NA	2.950%	2/23/25	150	153
	PNC Bank NA	3.250%	6/1/25	100	105
	PNC Bank NA	3.100%	10/25/27	250	261
	PNC Bank NA	3.250%	1/22/28	150	157
	PNC Bank NA	4.050%	7/26/28	250	274
	PNC Bank NA	2.700%	10/22/29	150	149
	PNC Financial Services Group Inc.	3.500%	1/23/24	100	105
	PNC Financial Services Group Inc.	3.900%	4/29/24	125	131
	PNC Financial Services Group Inc.	3.150%	5/19/27	450	465
	PNC Financial Services Group Inc.	3.450%	4/23/29	500	531
	PNC Funding Corp.	3.300%	3/8/22	340	349
3	Regions Bank	3.374%	8/13/21	150	151
	Regions Bank	6.450%	6/26/37	250	321
	Regions Financial Corp.	3.800%	8/14/23	200	211
	Royal Bank of Canada	2.500%	1/19/21	200	201
	Royal Bank of Canada	3.200%	4/30/21	700	712
	Royal Bank of Canada	2.750%	2/1/22	300	305
	Royal Bank of Canada	2.800%	4/29/22	300	306
	Royal Bank of Canada	3.700%	10/5/23	100	105
	Royal Bank of Canada	2.550%	7/16/24	200	203
	Royal Bank of Canada	2.250%	11/1/24	650	653
	Royal Bank of Canada	4.650%	1/27/26	250	277
	Royal Bank of Scotland Group plc	6.125%	12/15/22	100	109
3	Royal Bank of Scotland Group plc	3.498%	5/15/23	500	511
	Royal Bank of Scotland Group plc	6.100%	6/10/23	195	214
	Royal Bank of Scotland Group plc	3.875%	9/12/23	600	627
	Royal Bank of Scotland Group plc	6.000%	12/19/23	100	111
	Royal Bank of Scotland Group plc	5.125%	5/28/24	500	541
3	Royal Bank of Scotland Group plc	4.519%	6/25/24	300	318
3	Royal Bank of Scotland Group plc	4.892%	5/18/29	1,000	1,127
3	Royal Bank of Scotland Group plc	3.754%	11/1/29	200	204
3	Royal Bank of Scotland Group plc	5.076%	1/27/30	200	229
3	Royal Bank of Scotland Group plc	4.445%	5/8/30	650	715
	Santander Holdings USA Inc.	3.400%	1/18/23	115	118
	Santander Holdings USA Inc.	4.500%	7/17/25	125	134
6	Santander Holdings USA Inc.	3.244%	10/5/26	900	904
	Santander Holdings USA Inc.	4.400%	7/13/27	250	269
	Santander UK Group Holdings plc	3.125%	1/8/21	550	555
	Santander UK Group Holdings plc	2.875%	8/5/21	225	227
	Santander UK Group Holdings plc	3.571%	1/10/23	200	205
3	Santander UK Group Holdings plc	3.823%	11/3/28	200	210
	Santander UK plc	3.400%	6/1/21	200	204
	Santander UK plc	3.750%	11/15/21	200	206
	Santander UK plc	4.000%	3/13/24	200	213
	Santander UK plc	2.875%	6/18/24	200	204
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	300	302
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	750	747
	Skandinaviska Enskilda Banken AB	2.800%	3/11/22	250	254
	State Street Corp.	1.950%	5/19/21	125	125
3	State Street Corp.	2.653%	5/15/23	300	305
	State Street Corp.	3.100%	5/15/23	400	411
	State Street Corp.	3.700%	11/20/23	83	88
3	State Street Corp.	3.776%	12/3/24	200	211
	State Street Corp.	3.300%	12/16/24	227	239
	State Street Corp.	3.550%	8/18/25	225	242
3	State Street Corp.	2.354%	11/1/25	125	125
	State Street Corp.	2.650%	5/19/26	125	127
3	State Street Corp.	4.141%	12/3/29	200	223
3	State Street Corp.	3.031%	11/1/34	125	125
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	257
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	106
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	265
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	261
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	340	344
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	250	250
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	475	478
	Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	250	254
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	200	203
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	200	203
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	250	256
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	200	210
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	200	212
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	375	380
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	160
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	125
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	178
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	200	209
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	700	729
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	300	317

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	100	109
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	475	484
	Sumitomo Mitsui Financial Group Inc.	3.202%	9/17/29	150	151
	SVB Financial Group	3.500%	1/29/25	100	104
	Svenska Handelsbanken AB	2.450%	3/30/21	300	302
	Svenska Handelsbanken AB	3.350%	5/24/21	200	204
	Svenska Handelsbanken AB	1.875%	9/7/21	350	349
	Synchrony Bank	3.650%	5/24/21	250	255
	Synchrony Bank	3.000%	6/15/22	100	102
	Synchrony Financial	2.850%	7/25/22	75	76
	Synchrony Financial	4.250%	8/15/24	250	267
	Synchrony Financial	4.500%	7/23/25	150	162
	Synchrony Financial	3.700%	8/4/26	125	129
	Synchrony Financial	3.950%	12/1/27	300	315
	Synovus Financial Corp.	3.125%	11/1/22	50	51
	Toronto-Dominion Bank	2.500%	12/14/20	100	101
	Toronto-Dominion Bank	2.550%	1/25/21	450	453
	Toronto-Dominion Bank	2.125%	4/7/21	175	176
	Toronto-Dominion Bank	3.250%	6/11/21	600	612
	Toronto-Dominion Bank	1.800%	7/13/21	150	150
	Toronto-Dominion Bank	1.900%	12/1/22	225	225
	Toronto-Dominion Bank	3.250%	3/11/24	400	417
	Truist Bank	2.625%	1/15/22	250	253
	Truist Bank	2.800%	5/17/22	400	407
3	Truist Bank	3.502%	8/2/22	250	255
	Truist Bank	3.000%	2/2/23	75	77
	Truist Bank	3.200%	4/1/24	500	519
3	Truist Bank	3.689%	8/2/24	250	262
	Truist Bank	2.150%	12/6/24	250	250
	Truist Bank	3.625%	9/16/25	500	532
	Truist Bank	3.300%	5/15/26	200	208
	Truist Financial Corp.	2.150%	2/1/21	125	125
	Truist Financial Corp	2.900%	3/3/21	75	76
	Truist Financial Corp.	2.050%	5/10/21	175	175
	Truist Financial Corp.	3.200%	9/3/21	150	153
	Truist Financial Corp.	2.700%	1/27/22	125	127
	Truist Financial Corp.	2.750%	4/1/22	175	178
	Truist Financial Corp.	3.050%	6/20/22	500	510
	Truist Financial Corp.	3.750%	12/6/23	250	264
	Truist Financial Corp.	2.500%	8/1/24	75	76
	Truist Financial Corp.	2.850%	10/26/24	192	198
	Truist Financial Corp.	3.700%	6/5/25	175	188
	Truist Financial Corp.	3.875%	3/19/29	200	215
6	UBS AG	2.450%	12/1/20	200	201
	US Bancorp	2.350%	1/29/21	100	100
	US Bancorp	4.125%	5/24/21	250	257
	US Bancorp	2.625%	1/24/22	200	203
	US Bancorp	3.000%	3/15/22	125	128
	US Bancorp	2.950%	7/15/22	400	410
	US Bancorp	3.700%	1/30/24	150	159
	US Bancorp	3.375%	2/5/24	500	523
	US Bancorp	2.400%	7/30/24	200	202
	US Bancorp	3.600%	9/11/24	50	53
	US Bancorp	3.950%	11/17/25	25	27
	US Bancorp	3.100%	4/27/26	300	312
	US Bancorp	3.150%	4/27/27	275	288
	US Bancorp	3.900%	4/26/28	100	112
	US Bancorp	3.000%	7/30/29	190	194
	US Bank NA	2.650%	5/23/22	250	254
	US Bank NA	1.950%	1/9/23	300	300
	US Bank NA	2.850%	1/23/23	250	257
	US Bank NA	3.400%	7/24/23	250	261
	US Bank NA	2.800%	1/27/25	625	644
	Wachovia Corp.	6.605%	10/1/25	265	313
	Wells Fargo & Co.	2.550%	12/7/20	300	301
	Wells Fargo & Co.	2.500%	3/4/21	1,350	1,359
	Wells Fargo & Co.	4.600%	4/1/21	825	850
	Wells Fargo & Co.	2.100%	7/26/21	350	351
	Wells Fargo & Co.	3.500%	3/8/22	450	464
	Wells Fargo & Co.	2.625%	7/22/22	775	785
	Wells Fargo & Co.	3.069%	1/24/23	1,500	1,526
	Wells Fargo & Co.	3.450%	2/13/23	350	362
	Wells Fargo & Co.	3.750%	1/24/24	200	211
	Wells Fargo & Co.	3.300%	9/9/24	400	419
	Wells Fargo & Co.	3.000%	2/19/25	425	438
3	Wells Fargo & Co.	2.406%	10/30/25	600	598
	Wells Fargo & Co.	3.000%	4/22/26	1,275	1,311
	Wells Fargo & Co.	4.100%	6/3/26	725	779
	Wells Fargo & Co.	3.000%	10/23/26	675	690
	Wells Fargo & Co.	4.300%	7/22/27	475	518
3	Wells Fargo & Co.	3.584%	5/22/28	500	530
	Wells Fargo & Co.	4.150%	1/24/29	200	222
3	Wells Fargo & Co.	2.879%	10/30/30	1,800	1,811
	Wells Fargo & Co.	5.375%	2/7/35	200	258
	Wells Fargo & Co.	5.375%	11/2/43	500	630
	Wells Fargo & Co.	5.606%	1/15/44	600	793
	Wells Fargo & Co.	4.650%	11/4/44	325	381
	Wells Fargo & Co.	3.900%	5/1/45	250	284
	Wells Fargo & Co.	4.900%	11/17/45	250	305
	Wells Fargo & Co.	4.400%	6/14/46	300	344
	Wells Fargo & Co.	4.750%	12/7/46	350	417
	Wells Fargo Bank NA	2.600%	1/15/21	250	251
3	Wells Fargo Bank NA	3.325%	7/23/21	250	252
	Wells Fargo Bank NA	3.625%	10/22/21	450	463
3	Wells Fargo Bank NA	2.897%	5/27/22	600	606
3	Wells Fargo Bank NA	2.082%	9/9/22	850	850
	Wells Fargo Bank NA	3.550%	8/14/23	750	783
	Wells Fargo Bank NA	5.950%	8/26/36	200	265
	Wells Fargo Bank NA	5.850%	2/1/37	300	398
	Wells Fargo Bank NA	6.600%	1/15/38	225	324
	Westpac Banking Corp.	2.100%	5/13/21	600	601
	Westpac Banking Corp.	2.000%	8/19/21	275	275
	Westpac Banking Corp.	2.500%	6/28/22	1,000	1,011
	Westpac Banking Corp.	2.750%	1/11/23	200	203
	Westpac Banking Corp.	3.650%	5/15/23	75	79
	Westpac Banking Corp.	3.300%	2/26/24	250	260
	Westpac Banking Corp.	2.350%	2/19/25	200	200
	Westpac Banking Corp.	2.850%	5/13/26	200	204
	Westpac Banking Corp.	2.700%	8/19/26	175	177
	Westpac Banking Corp.	3.350%	3/8/27	250	264
3	Westpac Banking Corp.	4.322%	11/23/31	500	527
	Westpac Banking Corp.	4.110%	7/24/34	25	26
	Westpac Banking Corp.	4.421%	7/24/39	100	110
	Zions Bancorp NA	3.500%	8/27/21	250	255
	Zions Bancorp NA	3.250%	10/29/29	250	245

	Brokerage (0.2%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	100	106
	Affiliated Managers Group Inc.	3.500%	8/1/25	125	130
	Ameriprise Financial Inc.	3.000%	3/22/22	50	51
	Ameriprise Financial Inc.	4.000%	10/15/23	250	267
	Ameriprise Financial Inc.	3.700%	10/15/24	187	200
	BGC Partners Inc.	5.125%	5/27/21	50	52
	BGC Partners Inc.	3.750%	10/1/24	105	105
	BlackRock Inc.	4.250%	5/24/21	125	129
	BlackRock Inc.	3.375%	6/1/22	175	181
	BlackRock Inc.	3.500%	3/18/24	175	186
	BlackRock Inc.	3.200%	3/15/27	100	106
	BlackRock Inc.	3.250%	4/30/29	90	96
	Brookfield Asset Management Inc.	4.000%	1/15/25	105	113
	Brookfield Finance Inc.	4.250%	6/2/26	50	54
	Brookfield Finance Inc.	3.900%	1/25/28	125	134
	Brookfield Finance Inc.	4.850%	3/29/29	150	172
	Brookfield Finance Inc.	4.700%	9/20/47	150	172
	Brookfield Finance LLC	4.000%	4/1/24	175	188
	Cboe Global Markets Inc.	3.650%	1/12/27	110	118
	Charles Schwab Corp.	3.250%	5/21/21	125	127
	Charles Schwab Corp.	3.225%	9/1/22	300	309
	Charles Schwab Corp.	2.650%	1/25/23	100	102
	Charles Schwab Corp.	3.550%	2/1/24	400	422
	Charles Schwab Corp.	3.850%	5/21/25	25	27
	Charles Schwab Corp.	3.200%	3/2/27	250	262

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Charles Schwab Corp.	3.200%	1/25/28	100	104
	Charles Schwab Corp.	4.000%	2/1/29	125	138
	Charles Schwab Corp.	3.250%	5/22/29	100	105
	CME Group Inc.	3.000%	9/15/22	125	129
	CME Group Inc.	3.000%	3/15/25	125	129
	CME Group Inc.	5.300%	9/15/43	150	201
	CME Group Inc.	4.150%	6/15/48	125	149
	E*TRADE Financial Corp.	3.800%	8/24/27	75	78
	E*TRADE Financial Corp.	4.500%	6/20/28	65	71
	Eaton Vance Corp.	3.625%	6/15/23	50	52
	Eaton Vance Corp.	3.500%	4/6/27	100	106
	Franklin Resources Inc.	2.800%	9/15/22	225	231
	Intercontinental Exchange Inc.	2.350%	9/15/22	100	101
	Intercontinental Exchange Inc.	3.450%	9/21/23	100	105
	Intercontinental Exchange Inc.	4.000%	10/15/23	150	160
	Intercontinental Exchange Inc.	3.750%	12/1/25	300	323
	Intercontinental Exchange Inc.	3.100%	9/15/27	150	157
	Intercontinental Exchange Inc.	3.750%	9/21/28	75	82
	Intercontinental Exchange Inc.	4.250%	9/21/48	175	207
	Invesco Finance plc	3.125%	11/30/22	175	180
	Invesco Finance plc	4.000%	1/30/24	450	477
	Invesco Finance plc	3.750%	1/15/26	170	181
	Invesco Finance plc	5.375%	11/30/43	75	90
	Janus Capital Group Inc.	4.875%	8/1/25	75	81
	Jefferies Financial Group Inc.	5.500%	10/18/23	150	163
	Jefferies Group LLC	6.875%	4/15/21	105	111
	Jefferies Group LLC	5.125%	1/20/23	100	108
	Jefferies Group LLC	4.850%	1/15/27	200	221
	Jefferies Group LLC	6.450%	6/8/27	50	58
	Jefferies Group LLC	6.250%	1/15/36	75	89
	Jefferies Group LLC	6.500%	1/20/43	75	89
	Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.150%	1/23/30	300	316
	Lazard Group LLC	3.750%	2/13/25	50	53
	Lazard Group LLC	3.625%	3/1/27	100	102
	Lazard Group LLC	4.500%	9/19/28	100	111
	Legg Mason Inc.	4.750%	3/15/26	100	109
	Legg Mason Inc.	5.625%	1/15/44	100	113
	Nasdaq Inc.	4.250%	6/1/24	125	135
	Nasdaq Inc.	3.850%	6/30/26	100	107
	Raymond James Financial Inc.	3.625%	9/15/26	75	79
	Raymond James Financial Inc.	4.950%	7/15/46	210	249
	Stifel Financial Corp.	3.500%	12/1/20	50	51
	Stifel Financial Corp.	4.250%	7/18/24	150	158
	TD Ameritrade Holding Corp.	2.950%	4/1/22	125	128
	TD Ameritrade Holding Corp.	3.625%	4/1/25	100	106
	TD Ameritrade Holding Corp.	3.300%	4/1/27	125	131
	TD Ameritrade Holding Corp.	2.750%	10/1/29	50	50

	Finance Companies (0.2%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	5/15/21	150	155
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	5.000%	10/1/21	200	210
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	12/16/21	70	73
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.950%	2/1/22	125	129
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	5/26/22	100	103
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	7/1/22	175	185
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/23/23	125	128
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	125	134
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	150	154
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/28	300	311
	Air Lease Corp.	2.500%	3/1/21	250	251
	Air Lease Corp.	3.875%	4/1/21	75	77
	Air Lease Corp.	3.375%	6/1/21	75	76
	Air Lease Corp.	3.750%	2/1/22	300	309
	Air Lease Corp.	2.625%	7/1/22	100	101
	Air Lease Corp.	2.250%	1/15/23	100	100
	Air Lease Corp.	2.750%	1/15/23	100	101
	Air Lease Corp.	3.875%	7/3/23	100	105
	Air Lease Corp.	4.250%	2/1/24	200	214
	Air Lease Corp.	4.250%	9/15/24	75	80
	Air Lease Corp.	3.250%	3/1/25	150	154
	Air Lease Corp.	3.625%	4/1/27	75	78
	Air Lease Corp.	3.625%	12/1/27	100	103
	Air Lease Corp.	4.625%	10/1/28	100	110
	Air Lease Corp.	3.250%	10/1/29	100	99
	Aircastle Ltd.	4.400%	9/25/23	125	132
	Aircastle Ltd.	4.125%	5/1/24	400	419
	Aircastle Ltd.	4.250%	6/15/26	100	106
	Ares Capital Corp.	3.500%	2/10/23	250	254
	Ares Capital Corp.	4.200%	6/10/24	200	210
	Ares Capital Corp.	4.250%	3/1/25	100	104
	FS KKR Capital Corp.	4.750%	5/15/22	25	26
	FS KKR Capital Corp.	4.625%	7/15/24	25	26
	FS KKR Capital Corp.	4.125%	2/1/25	100	101
	GATX Corp.	3.250%	3/30/25	125	128
	GATX Corp.	3.250%	9/15/26	50	51
	GATX Corp.	3.850%	3/30/27	175	183
	GATX Corp.	3.500%	3/15/28	100	102
	GATX Corp.	4.550%	11/7/28	150	164
	GATX Corp.	4.700%	4/1/29	75	84
	GATX Corp.	4.500%	3/30/45	50	52
	GE Capital International Funding Co. Unlimited Co.	3.373%	11/15/25	358	371
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	2,168	2,303
	International Lease Finance Corp.	8.250%	12/15/20	200	211
	International Lease Finance Corp.	4.625%	4/15/21	89	92
	International Lease Finance Corp.	8.625%	1/15/22	315	354
	International Lease Finance Corp.	5.875%	8/15/22	160	174
	Owl Rock Capital Corp.	5.250%	4/15/24	25	26
	Owl Rock Capital Corp.	4.000%	3/30/25	40	40
	Prospect Capital Corp.	5.875%	3/15/23	40	42
	TPG Specialty Lending Inc.	3.875%	11/1/24	50	50

	Insurance (1.2%)
	ACE Capital Trust II	9.700%	4/1/30	50	75
	AEGON Funding Co. LLC	5.750%	12/15/20	81	84
	Aetna Inc.	2.750%	11/15/22	200	203
	Aetna Inc.	2.800%	6/15/23	125	127
	Aetna Inc.	3.500%	11/15/24	125	131
	Aetna Inc.	6.625%	6/15/36	130	174
	Aetna Inc.	6.750%	12/15/37	100	134
	Aetna Inc.	4.500%	5/15/42	75	80
	Aetna Inc.	4.125%	11/15/42	75	77
	Aetna Inc.	3.875%	8/15/47	300	303
	Aflac Inc.	4.000%	2/15/22	50	52
	Aflac Inc.	3.625%	6/15/23	125	131
	Aflac Inc.	3.625%	11/15/24	125	134
	Aflac Inc.	3.250%	3/17/25	125	131
	Aflac Inc.	2.875%	10/15/26	75	77
	Aflac Inc.	4.000%	10/15/46	50	54
	Aflac Inc.	4.750%	1/15/49	115	137
	Alleghany Corp.	4.900%	9/15/44	100	117
	Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	75	78
	Allstate Corp.	3.150%	6/15/23	100	104
	Allstate Corp.	5.550%	5/9/35	75	95
	Allstate Corp.	4.500%	6/15/43	125	149
	Allstate Corp.	4.200%	12/15/46	200	230
	Allstate Corp.	3.850%	8/10/49	100	111
[3]	Allstate Corp.	5.750%	8/15/53	75	80
[3]	Allstate Corp.	6.500%	5/15/67	100	124

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	American Financial Group Inc.	3.500%	8/15/26	50	51
	American Financial Group Inc.	4.500%	6/15/47	110	119
	American International Group Inc.	6.400%	12/15/20	385	401
	American International Group Inc.	3.300%	3/1/21	275	279
	American International Group Inc.	4.875%	6/1/22	250	267
	American International Group Inc.	4.125%	2/15/24	70	75
	American International Group Inc.	3.750%	7/10/25	85	91
	American International Group Inc.	4.200%	4/1/28	200	219
	American International Group Inc.	4.250%	3/15/29	50	56
	American International Group Inc.	3.875%	1/15/35	200	212
	American International Group Inc.	4.700%	7/10/35	75	87
	American International Group Inc.	6.250%	5/1/36	475	634
	American International Group Inc.	4.500%	7/16/44	500	573
	American International Group Inc.	4.750%	4/1/48	100	120
[3]	American International Group Inc.	5.750%	4/1/48	125	135
	American International Group Inc.	4.375%	1/15/55	125	137
[3]	American International Group Inc.	8.175%	5/15/68	95	129
	Anthem Inc.	3.700%	8/15/21	125	128
	Anthem Inc.	3.125%	5/15/22	150	154
	Anthem Inc.	2.950%	12/1/22	150	154
	Anthem Inc.	3.300%	1/15/23	200	207
	Anthem Inc.	3.500%	8/15/24	475	497
	Anthem Inc.	3.350%	12/1/24	160	167
	Anthem Inc.	2.375%	1/15/25	100	100
	Anthem Inc.	3.650%	12/1/27	300	316
	Anthem Inc.	4.101%	3/1/28	400	433
	Anthem Inc.	2.875%	9/15/29	75	75
	Anthem Inc.	5.950%	12/15/34	1	1
	Anthem Inc.	5.850%	1/15/36	75	91
	Anthem Inc.	6.375%	6/15/37	50	65
	Anthem Inc.	4.625%	5/15/42	175	196
	Anthem Inc.	4.650%	1/15/43	775	873
	Anthem Inc.	5.100%	1/15/44	100	118
	Anthem Inc.	4.375%	12/1/47	300	329
	Anthem Inc.	4.550%	3/1/48	155	174
	Anthem Inc.	4.850%	8/15/54	50	54
	Aon Corp.	8.205%	1/1/27	25	32
	Aon Corp.	4.500%	12/15/28	100	112
	Aon Corp.	3.750%	5/2/29	90	96
	Aon Corp.	6.250%	9/30/40	100	137
	Aon plc	3.500%	6/14/24	150	157
	Aon plc	3.875%	12/15/25	200	215
	Aon plc	4.600%	6/14/44	175	199
	Aon plc	4.750%	5/15/45	100	117
	Arch Capital Finance LLC	4.011%	12/15/26	100	110
	Arch Capital Finance LLC	5.031%	12/15/46	100	125
	Arch Capital Group Ltd.	7.350%	5/1/34	50	71
	Arch Capital Group US Inc.	5.144%	11/1/43	50	61
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	175	187
	Assurant Inc.	4.000%	3/15/23	50	52
	Assurant Inc.	4.200%	9/27/23	100	105
	Assurant Inc.	4.900%	3/27/28	100	110
	Assurant Inc.	6.750%	2/15/34	9	11
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	75	83
	Athene Holding Ltd.	4.125%	1/12/28	200	207
	AXA Equitable Holdings Inc.	3.900%	4/20/23	100	105
	AXA Equitable Holdings Inc.	7.000%	4/1/28	75	91
	AXA Equitable Holdings Inc.	4.350%	4/20/28	680	738
	AXA Equitable Holdings Inc.	5.000%	4/20/48	350	374
	AXA SA	8.600%	12/15/30	225	329
	AXIS Specialty Finance LLC	3.900%	7/15/29	50	52
[3]	AXIS Specialty Finance LLC	4.900%	1/15/40	50	51
	AXIS Specialty Finance plc	4.000%	12/6/27	550	580
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	195	200
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	154
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	140	192
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	195	230
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	300	343
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	700	819
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	710	839
	Berkshire Hathaway Inc.	2.200%	3/15/21	200	201
	Berkshire Hathaway Inc.	3.000%	2/11/23	75	78
	Berkshire Hathaway Inc.	2.750%	3/15/23	300	308
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	765
	Berkshire Hathaway Inc.	4.500%	2/11/43	175	213
	Brighthouse Financial Inc.	3.700%	6/22/27	250	249
	Brighthouse Financial Inc.	4.700%	6/22/47	130	120
	Brown & Brown Inc.	4.200%	9/15/24	75	79
	Brown & Brown Inc.	4.500%	3/15/29	75	82
	Chubb Corp.	6.000%	5/11/37	125	171
	Chubb Corp.	6.500%	5/15/38	95	139
	Chubb INA Holdings Inc.	2.875%	11/3/22	475	487
	Chubb INA Holdings Inc.	2.700%	3/13/23	125	128
	Chubb INA Holdings Inc.	3.350%	5/15/24	100	105
	Chubb INA Holdings Inc.	3.150%	3/15/25	250	262
	Chubb INA Holdings Inc.	6.700%	5/15/36	200	287
	Chubb INA Holdings Inc.	4.150%	3/13/43	100	116
	Chubb INA Holdings Inc.	4.350%	11/3/45	350	420
	Cigna Holding Co.	4.375%	12/15/20	45	46
	Cincinnati Financial Corp.	6.920%	5/15/28	100	129
	Cincinnati Financial Corp.	6.125%	11/1/34	75	99
	CNA Financial Corp.	5.750%	8/15/21	75	79
	CNA Financial Corp.	3.950%	5/15/24	150	160
	CNA Financial Corp.	4.500%	3/1/26	125	137
	CNA Financial Corp.	3.450%	8/15/27	100	104
	CNA Financial Corp.	3.900%	5/1/29	100	107
	Enstar Group Ltd.	4.500%	3/10/22	50	52
	Enstar Group Ltd.	4.950%	6/1/29	395	423
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	111
	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	50	54
	First American Financial Corp.	4.600%	11/15/24	100	106
	Globe Life Inc.	3.800%	9/15/22	50	51
	Globe Life Inc.	4.550%	9/15/28	80	89
	Hanover Insurance Group Inc.	4.500%	4/15/26	100	108
	Hartford Financial Services Group Inc.	2.800%	8/19/29	100	101
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	65
	Hartford Financial Services Group Inc.	6.100%	10/1/41	100	137
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	195
	Hartford Financial Services Group Inc.	3.600%	8/19/49	125	128
	Humana Inc.	2.900%	12/15/22	150	153
	Humana Inc.	3.850%	10/1/24	326	346
	Humana Inc.	3.950%	3/15/27	150	161
	Humana Inc.	4.625%	12/1/42	110	120
	Humana Inc.	4.950%	10/1/44	200	236
	Kemper Corp.	4.350%	2/15/25	40	42
	Lincoln National Corp.	4.850%	6/24/21	47	49
	Lincoln National Corp.	4.200%	3/15/22	50	52
	Lincoln National Corp.	4.000%	9/1/23	50	53
	Lincoln National Corp.	3.625%	12/12/26	75	79
	Lincoln National Corp.	3.800%	3/1/28	100	106
	Lincoln National Corp.	3.050%	1/15/30	350	348
	Lincoln National Corp.	6.300%	10/9/37	75	97
	Lincoln National Corp.	7.000%	6/15/40	160	227
	Loews Corp.	2.625%	5/15/23	75	76
	Loews Corp.	6.000%	2/1/35	50	64
	Loews Corp.	4.125%	5/15/43	350	384
	Manulife Financial Corp.	4.150%	3/4/26	175	191
[3]	Manulife Financial Corp.	4.061%	2/24/32	190	195
	Manulife Financial Corp.	5.375%	3/4/46	200	263
	Markel Corp.	4.900%	7/1/22	125	133
	Markel Corp.	3.500%	11/1/27	50	51
	Markel Corp.	3.350%	9/17/29	75	77
	Markel Corp.	4.300%	11/1/47	50	52
	Markel Corp.	5.000%	5/20/49	50	58
	Markel Corp.	4.150%	9/17/50	200	206
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	306
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	75	77
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	105
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	105
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	107
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	325	370
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	100	113

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Marsh & McLennan Cos. Inc.	4.200%	3/1/48	200	225
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	200	253
	Mercury General Corp.	4.400%	3/15/27	75	79
	MetLife Inc.	3.048%	12/15/22	225	233
	MetLife Inc.	3.600%	4/10/24	175	186
	MetLife Inc.	3.000%	3/1/25	250	260
	MetLife Inc.	3.600%	11/13/25	400	429
	MetLife Inc.	6.500%	12/15/32	175	242
	MetLife Inc.	6.375%	6/15/34	100	143
	MetLife Inc.	5.875%	2/6/41	590	799
	MetLife Inc.	4.125%	8/13/42	175	198
	MetLife Inc.	4.875%	11/13/43	175	217
	MetLife Inc.	4.721%	12/15/44	63	76
	MetLife Inc.	4.600%	5/13/46	70	86
[3]	MetLife Inc.	6.400%	12/15/66	210	256
	Old Republic International Corp.	4.875%	10/1/24	121	132
	Old Republic International Corp.	3.875%	8/26/26	100	106
	PartnerRe Finance B LLC	3.700%	7/2/29	95	99
	Primerica Inc.	4.750%	7/15/22	125	132
	Principal Financial Group Inc.	3.300%	9/15/22	50	52
	Principal Financial Group Inc.	3.125%	5/15/23	100	103
	Principal Financial Group Inc.	3.400%	5/15/25	75	79
	Principal Financial Group Inc.	3.100%	11/15/26	100	103
	Principal Financial Group Inc.	4.625%	9/15/42	50	57
	Principal Financial Group Inc.	4.350%	5/15/43	50	56
	Principal Financial Group Inc.	4.300%	11/15/46	75	85
	Progressive Corp.	3.750%	8/23/21	75	77
	Progressive Corp.	2.450%	1/15/27	150	151
	Progressive Corp.	6.625%	3/1/29	125	162
	Progressive Corp.	4.350%	4/25/44	50	59
	Progressive Corp.	4.125%	4/15/47	290	338
	Progressive Corp.	4.200%	3/15/48	115	132
	Prudential Financial Inc.	4.500%	11/16/21	75	79
	Prudential Financial Inc.	3.500%	5/15/24	125	133
	Prudential Financial Inc.	5.750%	7/15/33	100	127
	Prudential Financial Inc.	5.700%	12/14/36	125	170
	Prudential Financial Inc.	6.625%	12/1/37	65	90
	Prudential Financial Inc.	6.625%	6/21/40	65	91
[3]	Prudential Financial Inc.	5.875%	9/15/42	125	135
[3]	Prudential Financial Inc.	5.625%	6/15/43	375	403
	Prudential Financial Inc.	5.100%	8/15/43	50	59
[3]	Prudential Financial Inc.	5.200%	3/15/44	85	90
	Prudential Financial Inc.	4.600%	5/15/44	525	619
[3]	Prudential Financial Inc.	5.375%	5/15/45	250	266
	Prudential Financial Inc.	3.905%	12/7/47	182	194
[3]	Prudential Financial Inc.	5.700%	9/15/48	250	284
	Prudential Financial Inc.	3.935%	12/7/49	263	287
	Prudential Financial Inc.	4.350%	2/25/50	200	230
	Reinsurance Group of America Inc.	5.000%	6/1/21	75	78
	Reinsurance Group of America Inc.	4.700%	9/15/23	75	81
	Reinsurance Group of America Inc.	3.900%	5/15/29	50	53
	RenaissanceRe Finance Inc.	3.450%	7/1/27	75	78
	RenaissanceRe Holdings Ltd.	3.600%	4/15/29	75	79
	Selective Insurance Group Inc.	5.375%	3/1/49	50	59
	Sompo International Holdings Ltd.	4.700%	10/15/22	100	106
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	75	93
	Travelers Cos. Inc.	6.250%	6/15/37	150	207
	Travelers Cos. Inc.	4.300%	8/25/45	150	176
	Travelers Cos. Inc.	4.000%	5/30/47	125	140
	Travelers Cos. Inc.	4.100%	3/4/49	200	232
	Trinity Acquisition plc	4.400%	3/15/26	100	108
	UnitedHealth Group Inc.	4.700%	2/15/21	75	77
	UnitedHealth Group Inc.	2.125%	3/15/21	225	225
	UnitedHealth Group Inc.	3.375%	11/15/21	100	102
	UnitedHealth Group Inc.	2.875%	12/15/21	125	127
	UnitedHealth Group Inc.	3.350%	7/15/22	180	186
	UnitedHealth Group Inc.	2.375%	10/15/22	150	152
	UnitedHealth Group Inc.	2.750%	2/15/23	175	178
	UnitedHealth Group Inc.	2.875%	3/15/23	25	26
	UnitedHealth Group Inc.	3.500%	6/15/23	100	105
	UnitedHealth Group Inc.	3.500%	2/15/24	100	105
	UnitedHealth Group Inc.	2.375%	8/15/24	300	304
	UnitedHealth Group Inc.	3.750%	7/15/25	950	1,026
	UnitedHealth Group Inc.	3.700%	12/15/25	75	81
	UnitedHealth Group Inc.	3.100%	3/15/26	225	235
	UnitedHealth Group Inc.	3.450%	1/15/27	75	80
	UnitedHealth Group Inc.	3.375%	4/15/27	350	372
	UnitedHealth Group Inc.	2.950%	10/15/27	150	155
	UnitedHealth Group Inc.	3.850%	6/15/28	400	438
	UnitedHealth Group Inc.	3.875%	12/15/28	150	165
	UnitedHealth Group Inc.	2.875%	8/15/29	100	102
	UnitedHealth Group Inc.	4.625%	7/15/35	175	212
	UnitedHealth Group Inc.	6.500%	6/15/37	50	71
	UnitedHealth Group Inc.	6.625%	11/15/37	125	178
	UnitedHealth Group Inc.	6.875%	2/15/38	245	363
	UnitedHealth Group Inc.	3.500%	8/15/39	240	251
	UnitedHealth Group Inc.	5.950%	2/15/41	60	81
	UnitedHealth Group Inc.	4.625%	11/15/41	110	130
	UnitedHealth Group Inc.	4.375%	3/15/42	50	57
	UnitedHealth Group Inc.	3.950%	10/15/42	175	191
	UnitedHealth Group Inc.	4.250%	3/15/43	125	142
	UnitedHealth Group Inc.	4.750%	7/15/45	305	372
	UnitedHealth Group Inc.	4.200%	1/15/47	210	241
	UnitedHealth Group Inc.	4.250%	4/15/47	100	115
	UnitedHealth Group Inc.	3.750%	10/15/47	350	373
	UnitedHealth Group Inc.	4.250%	6/15/48	300	348
	UnitedHealth Group Inc.	4.450%	12/15/48	150	178
	UnitedHealth Group Inc.	3.700%	8/15/49	190	202
	UnitedHealth Group Inc.	3.875%	8/15/59	240	258
	Unum Group	4.000%	3/15/24	125	132
	Unum Group	4.000%	6/15/29	80	84
	Unum Group	5.750%	8/15/42	25	28
	Unum Group	4.500%	12/15/49	100	97
	Voya Financial Inc.	3.125%	7/15/24	100	103
	Voya Financial Inc.	3.650%	6/15/26	250	263
	Voya Financial Inc.	5.700%	7/15/43	75	95
	Voya Financial Inc.	4.800%	6/15/46	40	46
	Willis North America Inc.	3.600%	5/15/24	125	130
	Willis North America Inc.	4.500%	9/15/28	100	110
	Willis North America Inc.	2.950%	9/15/29	940	933
	Willis North America Inc.	5.050%	9/15/48	50	58
	Willis North America Inc.	3.875%	9/15/49	540	538
	XLIT Ltd.	4.450%	3/31/25	50	54
	XLIT Ltd.	5.500%	3/31/45	100	126

	Other Finance (0.0%)
	ORIX Corp.	2.900%	7/18/22	50	51
	ORIX Corp.	3.250%	12/4/24	75	78
	ORIX Corp.	3.700%	7/18/27	200	211

	Real Estate Investment Trusts (0.8%)
	Alexandria Real Estate Equities Inc.	4.000%	1/15/24	175	186
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	125	131
	Alexandria Real Estate Equities Inc.	3.800%	4/15/26	50	53
	Alexandria Real Estate Equities Inc.	3.950%	1/15/27	50	53
	Alexandria Real Estate Equities Inc.	3.950%	1/15/28	50	54
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	113
	Alexandria Real Estate Equities Inc.	2.750%	12/15/29	200	197
	Alexandria Real Estate Equities Inc.	4.700%	7/1/30	125	143
	Alexandria Real Estate Equities Inc.	3.375%	8/15/31	150	156
	Alexandria Real Estate Equities Inc.	4.850%	4/15/49	50	61
	Alexandria Real Estate Equities Inc.	4.000%	2/1/50	125	137
	American Campus Communities Operating Partnership LP	3.750%	4/15/23	75	78
	American Campus Communities Operating Partnership LP	4.125%	7/1/24	100	107
	American Campus Communities Operating Partnership LP	3.300%	7/15/26	50	52
	American Campus Communities Operating Partnership LP	3.625%	11/15/27	75	78
	American Homes 4 Rent LP	4.900%	2/15/29	100	112
	AvalonBay Communities Inc.	2.850%	3/15/23	25	26

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
AvalonBay Communities Inc.	4.200%	12/15/23	400	429
AvalonBay Communities Inc.	3.450%	6/1/25	100	105
AvalonBay Communities Inc.	2.950%	5/11/26	150	154
AvalonBay Communities Inc.	2.900%	10/15/26	50	51
AvalonBay Communities Inc.	3.350%	5/15/27	75	79
AvalonBay Communities Inc.	3.200%	1/15/28	75	78
AvalonBay Communities Inc.	3.300%	6/1/29	70	74
AvalonBay Communities Inc.	4.350%	4/15/48	60	71
Boston Properties LP	4.125%	5/15/21	75	77
Boston Properties LP	3.850%	2/1/23	225	236
Boston Properties LP	3.125%	9/1/23	275	283
Boston Properties LP	3.200%	1/15/25	100	104
Boston Properties LP	3.650%	2/1/26	100	106
Boston Properties LP	2.750%	10/1/26	50	50
Boston Properties LP	2.900%	3/15/30	100	100
Brandywine Operating Partnership LP	3.950%	2/15/23	700	727
Brandywine Operating Partnership LP	3.950%	11/15/27	100	105
Brixmor Operating Partnership LP	3.875%	8/15/22	150	156
Brixmor Operating Partnership LP	3.650%	6/15/24	50	52
Brixmor Operating Partnership LP	3.850%	2/1/25	125	131
Brixmor Operating Partnership LP	4.125%	6/15/26	200	212
Brixmor Operating Partnership LP	3.900%	3/15/27	75	78
Brixmor Operating Partnership LP	4.125%	5/15/29	533	571
Camden Property Trust	4.100%	10/15/28	60	67
Camden Property Trust	3.150%	7/1/29	50	52
Camden Property Trust	3.350%	11/1/49	120	120
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	100	105
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	25	25
Corporate Office Properties LP	3.700%	6/15/21	50	51
Corporate Office Properties LP	3.600%	5/15/23	150	154
CubeSmart LP	4.375%	12/15/23	100	106
CubeSmart LP	4.000%	11/15/25	50	53
CubeSmart LP	3.125%	9/1/26	100	101
CubeSmart LP	4.375%	2/15/29	50	55
CubeSmart LP	3.000%	2/15/30	75	74
CyrusOne LP / CyrusOne Finance Corp.	2.900%	11/15/24	120	120
CyrusOne LP / CyrusOne Finance Corp.	3.450%	11/15/29	350	350
Digital Realty Trust LP	3.950%	7/1/22	75	78
Digital Realty Trust LP	3.625%	10/1/22	975	1,008
Digital Realty Trust LP	3.700%	8/15/27	200	210
Digital Realty Trust LP	4.450%	7/15/28	200	221
Digital Realty Trust LP	3.600%	7/1/29	175	183
Duke Realty LP	3.250%	6/30/26	175	180
Duke Realty LP	3.375%	12/15/27	160	167
Duke Realty LP	4.000%	9/15/28	50	54
Duke Realty LP	2.875%	11/15/29	70	70
EPR Properties	5.250%	7/15/23	125	134
EPR Properties	4.500%	4/1/25	50	53
EPR Properties	4.750%	12/15/26	100	108
EPR Properties	4.950%	4/15/28	150	163
EPR Properties	3.750%	8/15/29	100	101
ERP Operating LP	4.625%	12/15/21	129	135
ERP Operating LP	3.000%	4/15/23	125	129
ERP Operating LP	3.375%	6/1/25	125	131
ERP Operating LP	2.850%	11/1/26	50	51
ERP Operating LP	3.500%	3/1/28	100	106
ERP Operating LP	4.150%	12/1/28	70	78
ERP Operating LP	3.000%	7/1/29	75	77
ERP Operating LP	2.500%	2/15/30	150	148
ERP Operating LP	4.500%	7/1/44	150	177
ERP Operating LP	4.500%	6/1/45	25	30
ERP Operating LP	4.000%	8/1/47	100	110
Essex Portfolio LP	5.200%	3/15/21	50	51
Essex Portfolio LP	3.250%	5/1/23	25	26
Essex Portfolio LP	3.875%	5/1/24	50	53
Essex Portfolio LP	3.500%	4/1/25	100	105
Essex Portfolio LP	3.375%	4/15/26	100	104
Essex Portfolio LP	3.625%	5/1/27	100	106
Essex Portfolio LP	4.000%	3/1/29	100	109
Essex Portfolio LP	3.000%	1/15/30	110	111
Essex Portfolio LP	4.500%	3/15/48	120	137
Federal Realty Investment Trust	2.750%	6/1/23	25	25
Federal Realty Investment Trust	3.250%	7/15/27	50	52
Federal Realty Investment Trust	3.200%	6/15/29	25	26
Federal Realty Investment Trust	4.500%	12/1/44	150	172
Healthcare Realty Trust Inc.	3.625%	1/15/28	100	103
Healthcare Trust of America Holdings LP	3.700%	4/15/23	25	26
Healthcare Trust of America Holdings LP	3.500%	8/1/26	130	136
Healthcare Trust of America Holdings LP	3.750%	7/1/27	100	105
Healthcare Trust of America Holdings LP	3.100%	2/15/30	100	99
Healthpeak Properties Inc.	3.150%	8/1/22	75	76
Healthpeak Properties Inc.	4.250%	11/15/23	184	196
Healthpeak Properties Inc.	4.200%	3/1/24	125	133
Healthpeak Properties Inc.	3.400%	2/1/25	75	78
Healthpeak Properties Inc.	3.250%	7/15/26	25	26
Healthpeak Properties Inc.	3.500%	7/15/29	125	130
Healthpeak Properties Inc.	3.000%	1/15/30	150	150
Healthpeak Properties Inc.	6.750%	2/1/41	100	139
Highwoods Realty LP	3.200%	6/15/21	100	101
Highwoods Realty LP	4.125%	3/15/28	75	79
Highwoods Realty LP	4.200%	4/15/29	50	54
Host Hotels & Resorts LP	4.750%	3/1/23	50	53
Host Hotels & Resorts LP	3.750%	10/15/23	261	272
Host Hotels & Resorts LP	3.875%	4/1/24	75	79
Host Hotels & Resorts LP	4.000%	6/15/25	50	53
Host Hotels & Resorts LP	3.375%	12/15/29	100	101
Hudson Pacific Properties LP	3.950%	11/1/27	100	105
Hudson Pacific Properties LP	4.650%	4/1/29	25	27
Hudson Pacific Properties LP	3.250%	1/15/30	60	59
Kilroy Realty LP	3.800%	1/15/23	250	260
Kilroy Realty LP	3.450%	12/15/24	50	52
Kilroy Realty LP	4.750%	12/15/28	50	56
Kilroy Realty LP	4.250%	8/15/29	104	113
Kilroy Realty LP	3.050%	2/15/30	200	197
Kimco Realty Corp.	3.400%	11/1/22	150	155
Kimco Realty Corp.	3.125%	6/1/23	25	26
Kimco Realty Corp.	2.800%	10/1/26	125	125
Kimco Realty Corp.	3.800%	4/1/27	75	79
Kimco Realty Corp.	4.125%	12/1/46	50	52
Kimco Realty Corp.	4.450%	9/1/47	50	55
Kite Realty Group LP	4.000%	10/1/26	200	198
Liberty Property LP	3.375%	6/15/23	50	52
Liberty Property LP	4.400%	2/15/24	100	108
Liberty Property LP	3.750%	4/1/25	75	80
Liberty Property LP	4.375%	2/1/29	200	225
Life Storage LP	3.500%	7/1/26	125	128
Life Storage LP	3.875%	12/15/27	150	157
Life Storage LP	4.000%	6/15/29	25	27
Mid-America Apartments LP	4.300%	10/15/23	150	160
Mid-America Apartments LP	3.750%	6/15/24	50	53
Mid-America Apartments LP	3.600%	6/1/27	250	265
Mid-America Apartments LP	2.750%	3/15/30	150	149
National Retail Properties Inc.	3.800%	10/15/22	200	208
National Retail Properties Inc.	3.500%	10/15/27	350	365
National Retail Properties Inc.	4.300%	10/15/28	25	28
National Retail Properties Inc.	4.800%	10/15/48	50	60
Office Properties Income Trust	4.000%	7/15/22	100	102
Omega Healthcare Investors Inc.	4.375%	8/1/23	300	319
Omega Healthcare Investors Inc.	4.950%	4/1/24	100	109
Omega Healthcare Investors Inc.	4.500%	1/15/25	100	107
Omega Healthcare Investors Inc.	5.250%	1/15/26	100	111
Omega Healthcare Investors Inc.	4.500%	4/1/27	300	324
Omega Healthcare Investors Inc.	4.750%	1/15/28	70	76
Omega Healthcare Investors Inc.	3.625%	10/1/29	250	251
Physicians Realty LP	4.300%	3/15/27	100	106
Physicians Realty LP	3.950%	1/15/28	100	103

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Piedmont Operating Partnership LP	3.400%	6/1/23	75	77
	Prologis LP	3.875%	9/15/28	100	110
	Prologis LP	4.375%	9/15/48	75	90
	Public Storage	2.370%	9/15/22	55	56
	Public Storage	3.094%	9/15/27	100	104
	Public Storage	3.385%	5/1/29	35	37
	Realty Income Corp.	3.250%	10/15/22	175	180
	Realty Income Corp.	3.875%	7/15/24	50	53
	Realty Income Corp.	3.875%	4/15/25	100	108
	Realty Income Corp.	4.125%	10/15/26	125	137
	Realty Income Corp.	3.000%	1/15/27	100	103
	Realty Income Corp.	3.650%	1/15/28	190	204
	Realty Income Corp.	3.250%	6/15/29	200	212
	Realty Income Corp.	4.650%	3/15/47	175	211
	Regency Centers LP	3.600%	2/1/27	25	26
	Regency Centers LP	4.125%	3/15/28	75	81
	Regency Centers LP	2.950%	9/15/29	100	100
	Regency Centers LP	4.400%	2/1/47	200	225
	Regency Centers LP	4.650%	3/15/49	75	89
	Sabra Health Care LP	5.125%	8/15/26	25	27
	Sabra Health Care LP	3.900%	10/15/29	150	150
	Sabra Health Care LP / Sabra Capital Corp.	4.800%	6/1/24	55	58
	Select Income REIT	4.150%	2/1/22	100	102
	Select Income REIT	4.250%	5/15/24	100	104
	Select Income REIT	4.500%	2/1/25	50	52
	Service Properties Trust	4.650%	3/15/24	140	145
	Service Properties Trust	4.350%	10/1/24	112	115
	Service Properties Trust	5.250%	2/15/26	100	105
	Service Properties Trust	4.750%	10/1/26	80	82
	Service Properties Trust	4.950%	2/15/27	100	103
	Service Properties Trust	3.950%	1/15/28	75	73
	Service Properties Trust	4.950%	10/1/29	360	362
	Service Properties Trust	4.375%	2/15/30	75	74
	Simon Property Group LP	2.500%	7/15/21	120	121
	Simon Property Group LP	2.350%	1/30/22	150	151
	Simon Property Group LP	2.625%	6/15/22	100	101
	Simon Property Group LP	2.750%	2/1/23	25	25
	Simon Property Group LP	2.750%	6/1/23	100	102
	Simon Property Group LP	3.750%	2/1/24	150	159
	Simon Property Group LP	2.000%	9/13/24	145	143
	Simon Property Group LP	3.500%	9/1/25	100	106
	Simon Property Group LP	3.300%	1/15/26	195	204
	Simon Property Group LP	3.250%	11/30/26	75	79
	Simon Property Group LP	3.375%	6/15/27	160	169
	Simon Property Group LP	3.375%	12/1/27	100	106
	Simon Property Group LP	2.450%	9/13/29	145	142
	Simon Property Group LP	6.750%	2/1/40	125	183
	Simon Property Group LP	4.750%	3/15/42	100	120
	Simon Property Group LP	4.250%	11/30/46	100	114
	Simon Property Group LP	3.250%	9/13/49	250	241
	SITE Centers Corp.	4.625%	7/15/22	63	66
	SITE Centers Corp.	3.900%	8/15/24	100	103
	SITE Centers Corp.	3.625%	2/1/25	200	206
	SITE Centers Corp.	4.250%	2/1/26	70	74
	SITE Centers Corp.	4.700%	6/1/27	75	81
	SL Green Operating Partnership LP	3.250%	10/15/22	100	102
	Spirit Realty LP	3.200%	1/15/27	80	80
	Spirit Realty LP	4.000%	7/15/29	60	63
	Spirit Realty LP	3.400%	1/15/30	80	80
	STORE Capital Corp.	4.500%	3/15/28	75	82
	STORE Capital Corp.	4.625%	3/15/29	100	110
	Tanger Properties LP	3.125%	9/1/26	175	174
	Tanger Properties LP	3.875%	7/15/27	50	51
	UDR Inc.	2.950%	9/1/26	150	152
	UDR Inc.	3.500%	7/1/27	150	157
	UDR Inc.	3.500%	1/15/28	250	262
	UDR Inc.	3.200%	1/15/30	60	61
	UDR Inc.	3.000%	8/15/31	65	65
	UDR Inc.	3.100%	11/1/34	65	65
	Ventas Realty LP	3.125%	6/15/23	175	179
	Ventas Realty LP	3.500%	4/15/24	75	78
	Ventas Realty LP	3.750%	5/1/24	200	210
	Ventas Realty LP	2.650%	1/15/25	75	76
	Ventas Realty LP	4.125%	1/15/26	75	80
	Ventas Realty LP	3.250%	10/15/26	75	77
	Ventas Realty LP	3.850%	4/1/27	50	53
	Ventas Realty LP	4.000%	3/1/28	125	134
	Ventas Realty LP	3.000%	1/15/30	100	99
	Ventas Realty LP	5.700%	9/30/43	75	94
	Ventas Realty LP	4.375%	2/1/45	60	64
	Ventas Realty LP	4.875%	4/15/49	50	59
	Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	200	205
	VEREIT Operating Partnership LP	4.600%	2/6/24	75	81
	VEREIT Operating Partnership LP	4.625%	11/1/25	75	82
	VEREIT Operating Partnership LP	3.950%	8/15/27	450	472
	VEREIT Operating Partnership LP	3.100%	12/15/29	150	147
	Vornado Realty LP	3.500%	1/15/25	100	104
	Washington REIT	3.950%	10/15/22	75	77
	Weingarten Realty Investors	3.375%	10/15/22	50	51
	Weingarten Realty Investors	3.500%	4/15/23	100	103
	Welltower Inc.	3.750%	3/15/23	75	78
	Welltower Inc.	3.950%	9/1/23	100	105
	Welltower Inc.	3.625%	3/15/24	75	78
	Welltower Inc.	4.000%	6/1/25	200	215
	Welltower Inc.	4.250%	4/1/26	150	163
	Welltower Inc.	2.700%	2/15/27	300	301
	Welltower Inc.	4.250%	4/15/28	125	137
	Welltower Inc.	4.125%	3/15/29	250	272
	Welltower Inc.	3.100%	1/15/30	75	76
	Welltower Inc.	6.500%	3/15/41	25	33
	Welltower Inc.	4.950%	9/1/48	75	90
	WP Carey Inc.	4.600%	4/1/24	125	134
	WP Carey Inc.	4.000%	2/1/25	50	52
	WP Carey Inc.	4.250%	10/1/26	75	80
	WP Carey Inc.	3.850%	7/15/29	50	53
					357,492
Industrial (16.2%)
	Basic Industry (0.8%)
	Air Products & Chemicals Inc.	3.000%	11/3/21	75	77
	Air Products & Chemicals Inc.	2.750%	2/3/23	50	51
	Air Products & Chemicals Inc.	3.350%	7/31/24	675	710
	Airgas Inc.	3.650%	7/15/24	825	875
	Albemarle Corp.	4.150%	12/1/24	132	141
	Albemarle Corp.	5.450%	12/1/44	75	85
[6]	Albemarle Wodgina Pty Ltd.	3.450%	11/15/29	40	40
	ArcelorMittal	3.600%	7/16/24	150	154
	ArcelorMittal	6.125%	6/1/25	200	230
	ArcelorMittal	4.550%	3/11/26	500	530
	ArcelorMittal	4.250%	7/16/29	50	52
	Barrick Gold Corp.	6.450%	10/15/35	75	96
	Barrick North America Finance LLC	5.700%	5/30/41	450	541
	Barrick North America Finance LLC	5.750%	5/1/43	150	192
	Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	50	63
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	176	179
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	50	53
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	170
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	733
	Cabot Corp.	4.000%	7/1/29	55	58
	Celanese US Holdings LLC	3.500%	5/8/24	100	103
	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	300	303
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	200	207
	Dow Chemical Co.	3.000%	11/15/22	225	230
	Dow Chemical Co.	3.150%	5/15/24	100	103
	Dow Chemical Co.	3.500%	10/1/24	275	288
	Dow Chemical Co.	4.550%	11/30/25	150	165
	Dow Chemical Co.	3.625%	5/15/26	100	105
	Dow Chemical Co.	4.800%	11/30/28	225	255
	Dow Chemical Co.	7.375%	11/1/29	25	33
	Dow Chemical Co.	4.250%	10/1/34	50	55
	Dow Chemical Co.	9.400%	5/15/39	350	574
	Dow Chemical Co.	5.250%	11/15/41	100	116

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Dow Chemical Co.	5.550%	11/30/48	300	374
Dow Chemical Co.	4.800%	5/15/49	100	115
DuPont de Nemours Inc.	4.205%	11/15/23	475	508
DuPont de Nemours Inc.	4.493%	11/15/25	350	385
DuPont de Nemours Inc.	4.725%	11/15/28	425	482
DuPont de Nemours Inc.	5.319%	11/15/38	300	356
DuPont de Nemours Inc.	5.419%	11/15/48	475	585
Eastman Chemical Co.	3.600%	8/15/22	49	51
Eastman Chemical Co.	4.800%	9/1/42	225	245
Eastman Chemical Co.	4.650%	10/15/44	150	163
Ecolab Inc.	4.350%	12/8/21	163	171
Ecolab Inc.	2.375%	8/10/22	470	474
Ecolab Inc.	2.700%	11/1/26	200	205
Ecolab Inc.	3.250%	12/1/27	100	105
Fibria Overseas Finance Ltd.	5.250%	5/12/24	300	325
Fibria Overseas Finance Ltd.	4.000%	1/14/25	150	155
FMC Corp.	3.950%	2/1/22	50	52
FMC Corp.	4.100%	2/1/24	250	263
FMC Corp.	3.200%	10/1/26	50	51
FMC Corp.	3.450%	10/1/29	50	52
FMC Corp.	4.500%	10/1/49	100	110
Georgia-Pacific LLC	8.000%	1/15/24	250	303
Georgia-Pacific LLC	7.375%	12/1/25	100	126
Georgia-Pacific LLC	8.875%	5/15/31	250	388
Huntsman International LLC	4.500%	5/1/29	75	80
International Flavors & Fragrances Inc.	3.200%	5/1/23	25	25
International Flavors & Fragrances Inc.	4.450%	9/26/28	50	55
International Flavors & Fragrances Inc.	4.375%	6/1/47	90	92
International Flavors & Fragrances Inc.	5.000%	9/26/48	100	112
International Paper Co.	7.500%	8/15/21	306	332
International Paper Co.	3.650%	6/15/24	100	105
International Paper Co.	3.800%	1/15/26	75	80
International Paper Co.	3.000%	2/15/27	200	205
International Paper Co.	5.000%	9/15/35	100	117
International Paper Co.	7.300%	11/15/39	100	138
International Paper Co.	4.800%	6/15/44	200	219
International Paper Co.	5.150%	5/15/46	200	230
International Paper Co.	4.400%	8/15/47	200	212
International Paper Co.	4.350%	8/15/48	200	212
Kinross Gold Corp.	5.125%	9/1/21	50	52
Kinross Gold Corp.	5.950%	3/15/24	75	83
Kinross Gold Corp.	4.500%	7/15/27	25	26
LYB International Finance BV	5.250%	7/15/43	200	235
LYB International Finance II BV	3.500%	3/2/27	100	105
LYB International Finance III LLC	4.200%	10/15/49	135	140
LyondellBasell Industries NV	6.000%	11/15/21	175	186
LyondellBasell Industries NV	5.750%	4/15/24	175	197
LyondellBasell Industries NV	4.625%	2/26/55	425	448
Meadwestvaco Corp.	7.950%	2/15/31	350	472
Methanex Corp.	4.250%	12/1/24	154	158
Mosaic Co.	3.750%	11/15/21	115	118
Mosaic Co.	3.250%	11/15/22	225	231
Mosaic Co.	4.250%	11/15/23	175	187
Mosaic Co.	4.050%	11/15/27	200	207
Mosaic Co.	5.450%	11/15/33	100	114
Mosaic Co.	4.875%	11/15/41	50	52
Mosaic Co.	5.625%	11/15/43	50	59
Newmont Corp.	3.700%	3/15/23	275	288
Newmont Corp.	2.800%	10/1/29	150	148
Newmont Corp.	5.875%	4/1/35	100	128
Newmont Corp.	6.250%	10/1/39	225	297
Newmont Corp.	4.875%	3/15/42	250	291
Newmont Corp.	5.450%	6/9/44	100	124
Nucor Corp.	4.125%	9/15/22	100	105
Nucor Corp.	3.950%	5/1/28	100	108
Nucor Corp.	6.400%	12/1/37	100	135
Nucor Corp.	5.200%	8/1/43	200	248
Nucor Corp.	4.400%	5/1/48	150	170
Nutrien Ltd.	3.500%	6/1/23	299	308
Nutrien Ltd.	3.375%	3/15/25	250	259
Nutrien Ltd.	3.000%	4/1/25	250	254
Nutrien Ltd.	4.000%	12/15/26	50	53
Nutrien Ltd.	4.200%	4/1/29	75	82
Nutrien Ltd.	4.125%	3/15/35	250	261
Nutrien Ltd.	5.625%	12/1/40	275	322
Nutrien Ltd.	6.125%	1/15/41	25	31
Nutrien Ltd.	4.900%	6/1/43	50	56
Nutrien Ltd.	5.250%	1/15/45	200	236
Nutrien Ltd.	5.000%	4/1/49	100	118
Packaging Corp. of America	4.500%	11/1/23	350	377
Packaging Corp. of America	3.400%	12/15/27	100	104
Packaging Corp. of America	3.000%	12/15/29	40	40
Packaging Corp. of America	4.050%	12/15/49	90	93
PPG Industries Inc.	2.400%	8/15/24	200	201
Praxair Inc.	3.000%	9/1/21	75	76
Praxair Inc.	2.450%	2/15/22	450	455
Praxair Inc.	2.200%	8/15/22	200	201
Praxair Inc.	3.550%	11/7/42	50	52
Rayonier Inc.	3.750%	4/1/22	50	51
Reliance Steel & Aluminum Co.	4.500%	4/15/23	100	105
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	305
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	220	236
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	100
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	163
Rio Tinto Finance USA plc	4.750%	3/22/42	150	183
Rio Tinto Finance USA plc	4.125%	8/21/42	250	286
Rohm & Haas Co.	7.850%	7/15/29	250	332
RPM International Inc.	3.450%	11/15/22	100	103
RPM International Inc.	3.750%	3/15/27	50	51
RPM International Inc.	4.550%	3/1/29	75	81
RPM International Inc.	4.250%	1/15/48	250	242
Sasol Financing International Ltd.	4.500%	11/14/22	200	207
SASOL Financing USA LLC	5.875%	3/27/24	200	217
SASOL Financing USA LLC	6.500%	9/27/28	200	223
Sherwin-Williams Co.	2.750%	6/1/22	109	111
Sherwin-Williams Co.	3.125%	6/1/24	325	336
Sherwin-Williams Co.	3.450%	8/1/25	225	236
Sherwin-Williams Co.	3.950%	1/15/26	200	214
Sherwin-Williams Co.	3.450%	6/1/27	100	105
Sherwin-Williams Co.	2.950%	8/15/29	200	202
Sherwin-Williams Co.	4.000%	12/15/42	100	103
Sherwin-Williams Co.	4.550%	8/1/45	90	99
Sherwin-Williams Co.	4.500%	6/1/47	250	284
Sherwin-Williams Co.	3.800%	8/15/49	100	102
Southern Copper Corp.	3.500%	11/8/22	400	413
Southern Copper Corp.	3.875%	4/23/25	50	52
Southern Copper Corp.	7.500%	7/27/35	100	138
Southern Copper Corp.	6.750%	4/16/40	325	432
Southern Copper Corp.	5.875%	4/23/45	500	621
Steel Dynamics Inc.	2.800%	12/15/24	50	50
Steel Dynamics Inc.	4.125%	9/15/25	70	72
Steel Dynamics Inc.	3.450%	4/15/30	125	126
Suzano Austria GmbH	6.000%	1/15/29	400	452
Suzano Austria GmbH	5.000%	1/15/30	200	210
Teck Resources Ltd.	6.125%	10/1/35	100	116
Teck Resources Ltd.	6.000%	8/15/40	50	56
Teck Resources Ltd.	6.250%	7/15/41	325	371
Vale Overseas Ltd.	6.250%	8/10/26	300	352
Vale Overseas Ltd.	8.250%	1/17/34	50	70
Vale Overseas Ltd.	6.875%	11/21/36	410	532
Vale Overseas Ltd.	6.875%	11/10/39	450	584
Vale SA	5.625%	9/11/42	75	88
Westlake Chemical Corp.	3.600%	8/15/26	300	310
Westlake Chemical Corp.	5.000%	8/15/46	200	212
WestRock RKT Co.	4.900%	3/1/22	100	105
Weyerhaeuser Co.	4.700%	3/15/21	75	77
Weyerhaeuser Co.	8.500%	1/15/25	50	63
Weyerhaeuser Co.	4.000%	11/15/29	150	163
Weyerhaeuser Co.	7.375%	3/15/32	100	139
Weyerhaeuser Co.	6.875%	12/15/33	50	66
WRKCo Inc.	3.000%	9/15/24	250	255
WRKCo Inc.	4.650%	3/15/26	100	111

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	WRKCo Inc.	3.375%	9/15/27	250	256
	WRKCo Inc.	4.900%	3/15/29	150	171

	Capital Goods (1.4%)
	3M Co.	1.625%	9/19/21	150	150
	3M Co.	2.750%	3/1/22	100	102
	3M Co.	1.750%	2/14/23	200	199
	3M Co.	2.250%	3/15/23	175	176
	3M Co.	3.250%	2/14/24	100	105
	3M Co.	2.000%	2/14/25	150	149
	3M Co.	3.000%	8/7/25	100	104
	3M Co.	2.250%	9/19/26	150	150
	3M Co.	2.875%	10/15/27	125	130
	3M Co.	3.375%	3/1/29	150	159
	3M Co.	2.375%	8/26/29	250	245
	3M Co.	3.125%	9/19/46	75	72
	3M Co.	3.625%	10/15/47	100	103
	3M Co.	4.000%	9/14/48	250	274
	3M Co.	3.250%	8/26/49	375	365
	ABB Finance USA Inc.	3.375%	4/3/23	100	104
	ABB Finance USA Inc.	3.800%	4/3/28	150	164
	ABB Finance USA Inc.	4.375%	5/8/42	150	180
	Allegion plc	3.500%	10/1/29	75	76
	Allegion US Holding Co. Inc.	3.550%	10/1/27	175	180
[6]	Bemis Co. Inc.	3.100%	9/15/26	50	49
	Boeing Co.	2.300%	8/1/21	50	50
	Boeing Co.	2.125%	3/1/22	50	50
	Boeing Co.	2.700%	5/1/22	75	76
	Boeing Co.	2.800%	3/1/23	600	611
	Boeing Co.	1.875%	6/15/23	100	99
	Boeing Co.	2.800%	3/1/24	75	77
	Boeing Co.	2.850%	10/30/24	100	102
	Boeing Co.	2.500%	3/1/25	145	145
	Boeing Co.	3.100%	5/1/26	100	103
	Boeing Co.	2.250%	6/15/26	50	49
	Boeing Co.	2.700%	2/1/27	195	197
	Boeing Co.	2.800%	3/1/27	50	51
	Boeing Co.	3.250%	3/1/28	100	104
	Boeing Co.	3.450%	11/1/28	60	63
	Boeing Co.	3.200%	3/1/29	200	208
	Boeing Co.	2.950%	2/1/30	190	194
	Boeing Co.	6.125%	2/15/33	75	98
	Boeing Co.	3.600%	5/1/34	150	160
	Boeing Co.	3.250%	2/1/35	190	194
	Boeing Co.	6.625%	2/15/38	50	70
	Boeing Co.	3.550%	3/1/38	50	52
	Boeing Co.	3.500%	3/1/39	75	77
	Boeing Co.	6.875%	3/15/39	125	183
	Boeing Co.	5.875%	2/15/40	75	99
	Boeing Co.	3.375%	6/15/46	75	73
	Boeing Co.	3.650%	3/1/47	175	177
	Boeing Co.	3.625%	3/1/48	75	77
	Boeing Co.	3.850%	11/1/48	60	63
	Boeing Co.	3.900%	5/1/49	150	161
	Boeing Co.	3.750%	2/1/50	50	53
	Boeing Co.	3.825%	3/1/59	200	208
	Boeing Co.	3.950%	8/1/59	75	80
	Carlisle Cos. Inc.	3.750%	11/15/22	75	77
	Carlisle Cos. Inc.	3.500%	12/1/24	50	52
	Carlisle Cos. Inc.	3.750%	12/1/27	125	131
	Caterpillar Financial Services Corp.	2.900%	3/15/21	100	101
	Caterpillar Financial Services Corp.	2.650%	5/17/21	100	101
	Caterpillar Financial Services Corp.	1.700%	8/9/21	100	100
	Caterpillar Financial Services Corp.	2.750%	8/20/21	100	101
	Caterpillar Financial Services Corp.	3.150%	9/7/21	200	204
	Caterpillar Financial Services Corp.	1.931%	10/1/21	75	75
	Caterpillar Financial Services Corp.	2.950%	2/26/22	200	204
	Caterpillar Financial Services Corp.	2.400%	6/6/22	150	152
	Caterpillar Financial Services Corp.	2.550%	11/29/22	200	204
	Caterpillar Financial Services Corp.	3.450%	5/15/23	200	209
	Caterpillar Financial Services Corp.	3.650%	12/7/23	70	74
	Caterpillar Financial Services Corp.	2.850%	5/17/24	125	129
	Caterpillar Financial Services Corp.	3.300%	6/9/24	250	263
	Caterpillar Financial Services Corp.	2.150%	11/8/24	100	100
	Caterpillar Financial Services Corp.	3.250%	12/1/24	477	503
	Caterpillar Financial Services Corp.	2.400%	8/9/26	100	101
	Caterpillar Inc.	3.900%	5/27/21	125	128
	Caterpillar Inc.	2.600%	6/26/22	50	51
	Caterpillar Inc.	3.400%	5/15/24	250	264
	Caterpillar Inc.	2.600%	9/19/29	200	201
	Caterpillar Inc.	6.050%	8/15/36	100	136
	Caterpillar Inc.	5.200%	5/27/41	150	194
	Caterpillar Inc.	3.803%	8/15/42	243	272
	Caterpillar Inc.	3.250%	9/19/49	200	200
	Caterpillar Inc.	4.750%	5/15/64	100	125
	CNH Industrial Capital LLC	4.200%	1/15/24	1,050	1,111
	CNH Industrial NV	3.850%	11/15/27	150	156
	Crane Co.	4.450%	12/15/23	50	53
	Crane Co.	4.200%	3/15/48	150	150
	CRH America Inc.	5.750%	1/15/21	75	78
	Deere & Co.	2.600%	6/8/22	125	127
	Deere & Co.	5.375%	10/16/29	125	155
	Deere & Co.	7.125%	3/3/31	100	141
	Deere & Co.	3.900%	6/9/42	75	84
	Dover Corp.	3.150%	11/15/25	200	207
	Dover Corp.	2.950%	11/4/29	75	75
	Dover Corp.	6.600%	3/15/38	75	100
	Eaton Corp.	2.750%	11/2/22	300	306
	Eaton Corp.	3.103%	9/15/27	125	130
	Eaton Corp.	4.000%	11/2/32	150	170
	Eaton Corp.	4.150%	11/2/42	150	166
	Eaton Corp.	3.915%	9/15/47	50	53
	Embraer Netherlands Finance BV	5.050%	6/15/25	200	220
	Embraer Netherlands Finance BV	5.400%	2/1/27	100	112
[6]	Embraer Overseas Ltd.	5.696%	9/16/23	100	110
	Embraer SA	5.150%	6/15/22	275	290
	Emerson Electric Co.	2.625%	12/1/21	150	152
	Emerson Electric Co.	3.150%	6/1/25	200	209
	Flowserve Corp.	3.500%	9/15/22	250	253
	Flowserve Corp.	4.000%	11/15/23	50	51
	Fortive Corp.	2.350%	6/15/21	100	100
	Fortive Corp.	3.150%	6/15/26	150	153
	Fortive Corp.	4.300%	6/15/46	100	103
	Fortune Brands Home & Security Inc.	4.000%	9/21/23	100	106
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	100	107
	General Dynamics Corp.	3.000%	5/11/21	300	305
	General Dynamics Corp.	3.375%	5/15/23	200	209
	General Dynamics Corp.	1.875%	8/15/23	300	300
	General Dynamics Corp.	2.375%	11/15/24	320	325
	General Dynamics Corp.	3.500%	5/15/25	200	214
	General Dynamics Corp.	2.625%	11/15/27	200	205
	General Dynamics Corp.	3.750%	5/15/28	200	220
	General Dynamics Corp.	3.600%	11/15/42	100	113
	General Electric Co.	4.625%	1/7/21	201	206
	General Electric Co.	5.300%	2/11/21	172	177
	General Electric Co.	4.650%	10/17/21	347	361
	General Electric Co.	3.150%	9/7/22	91	93
	General Electric Co.	2.700%	10/9/22	850	861
	General Electric Co.	3.100%	1/9/23	574	586
	General Electric Co.	3.450%	5/15/24	100	104
	General Electric Co.	6.750%	3/15/32	705	903
	General Electric Co.	6.150%	8/7/37	161	199
	General Electric Co.	5.875%	1/14/38	560	675
	General Electric Co.	6.875%	1/10/39	338	450
	General Electric Co.	4.125%	10/9/42	203	210
	General Electric Co.	4.500%	3/11/44	188	205
	Hexcel Corp.	4.700%	8/15/25	100	108
	Honeywell International Inc.	4.250%	3/1/21	200	206
	Honeywell International Inc.	1.850%	11/1/21	300	301
	Honeywell International Inc.	2.150%	8/8/22	100	101
	Honeywell International Inc.	2.300%	8/15/24	425	431
	Honeywell International Inc.	2.500%	11/1/26	50	51

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Honeywell International Inc.	2.700%	8/15/29	100	103
	Honeywell International Inc.	5.700%	3/15/37	200	271
	Honeywell International Inc.	5.375%	3/1/41	150	202
	Hubbell Inc.	3.350%	3/1/26	75	77
	Hubbell Inc.	3.150%	8/15/27	50	50
	Hubbell Inc.	3.500%	2/15/28	175	181
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	150	156
	Illinois Tool Works Inc.	3.375%	9/15/21	100	102
	Illinois Tool Works Inc.	3.500%	3/1/24	200	212
	Illinois Tool Works Inc.	2.650%	11/15/26	300	308
	Illinois Tool Works Inc.	4.875%	9/15/41	75	94
	Illinois Tool Works Inc.	3.900%	9/1/42	250	288
	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	125	134
	Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	125	157
	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	375	393
	Ingersoll-Rand Luxembourg Finance SA	3.500%	3/21/26	75	78
	Ingersoll-Rand Luxembourg Finance SA	3.800%	3/21/29	225	241
	Ingersoll-Rand Luxembourg Finance SA	4.500%	3/21/49	75	84
	John Deere Capital Corp.	2.550%	1/8/21	150	151
	John Deere Capital Corp.	2.800%	3/4/21	100	101
	John Deere Capital Corp.	2.875%	3/12/21	100	101
	John Deere Capital Corp.	3.900%	7/12/21	100	103
	John Deere Capital Corp.	3.125%	9/10/21	100	102
	John Deere Capital Corp.	3.150%	10/15/21	25	26
	John Deere Capital Corp.	2.650%	1/6/22	300	305
	John Deere Capital Corp.	1.950%	6/13/22	375	375
	John Deere Capital Corp.	2.150%	9/8/22	400	403
	John Deere Capital Corp.	2.700%	1/6/23	100	102
	John Deere Capital Corp.	2.800%	1/27/23	50	51
	John Deere Capital Corp.	2.800%	3/6/23	100	103
	John Deere Capital Corp.	3.450%	6/7/23	200	209
	John Deere Capital Corp.	3.650%	10/12/23	50	53
	John Deere Capital Corp.	2.600%	3/7/24	75	77
	John Deere Capital Corp.	2.650%	6/24/24	75	77
	John Deere Capital Corp.	3.450%	3/13/25	300	318
	John Deere Capital Corp.	3.400%	9/11/25	75	79
	John Deere Capital Corp.	2.650%	6/10/26	100	102
	John Deere Capital Corp.	2.250%	9/14/26	125	125
	John Deere Capital Corp.	2.800%	9/8/27	150	154
	John Deere Capital Corp.	3.050%	1/6/28	100	104
	John Deere Capital Corp.	3.450%	3/7/29	50	54
	John Deere Capital Corp.	2.800%	7/18/29	150	154
	Johnson Controls International plc	3.625%	7/2/24	126	131
	Johnson Controls International plc	3.900%	2/14/26	37	39
	Johnson Controls International plc	6.000%	1/15/36	39	48
	Johnson Controls International plc	4.625%	7/2/44	175	191
	Johnson Controls International plc	5.125%	9/14/45	14	16
	Johnson Controls International plc	4.500%	2/15/47	100	108
	Johnson Controls International plc	4.950%	7/2/64	72	75
	Kennametal Inc.	3.875%	2/15/22	50	51
	Kennametal Inc.	4.625%	6/15/28	120	128
[6]	L3Harris Technologies Inc.	4.950%	2/15/21	75	77
[6]	L3Harris Technologies Inc.	3.850%	6/15/23	600	631
[6]	L3Harris Technologies Inc.	3.950%	5/28/24	103	109
	L3Harris Technologies Inc.	3.832%	4/27/25	200	213
[6]	L3Harris Technologies Inc.	3.850%	12/15/26	50	54
[6]	L3Harris Technologies Inc.	4.400%	6/15/28	175	195
	L3Harris Technologies Inc.	4.854%	4/27/35	100	118
	L3Harris Technologies Inc.	6.150%	12/15/40	100	136
	L3Harris Technologies Inc.	5.054%	4/27/45	100	124
	Leggett & Platt Inc.	3.800%	11/15/24	100	105
	Leggett & Platt Inc.	3.500%	11/15/27	300	308
	Leggett & Platt Inc.	4.400%	3/15/29	75	82
	Legrand France SA	8.500%	2/15/25	50	64
	Lennox International Inc.	3.000%	11/15/23	100	102
	Lockheed Martin Corp.	3.350%	9/15/21	725	743
	Lockheed Martin Corp.	3.100%	1/15/23	100	103
	Lockheed Martin Corp.	3.550%	1/15/26	380	407
	Lockheed Martin Corp.	3.600%	3/1/35	150	164
	Lockheed Martin Corp.	4.500%	5/15/36	100	118
	Lockheed Martin Corp.	6.150%	9/1/36	375	509
	Lockheed Martin Corp.	4.070%	12/15/42	270	309
	Lockheed Martin Corp.	3.800%	3/1/45	100	110
	Lockheed Martin Corp.	4.700%	5/15/46	275	347
	Lockheed Martin Corp.	4.090%	9/15/52	156	182
	Martin Marietta Materials Inc.	4.250%	7/2/24	100	107
	Martin Marietta Materials Inc.	3.450%	6/1/27	50	52
	Martin Marietta Materials Inc.	3.500%	12/15/27	100	104
	Martin Marietta Materials Inc.	4.250%	12/15/47	175	183
	Masco Corp.	3.500%	4/1/21	70	71
	Masco Corp.	4.450%	4/1/25	50	54
	Masco Corp.	4.375%	4/1/26	100	108
	Masco Corp.	3.500%	11/15/27	100	103
	Masco Corp.	7.750%	8/1/29	24	31
	Masco Corp.	4.500%	5/15/47	100	102
	Mohawk Industries Inc.	3.850%	2/1/23	100	104
	Northrop Grumman Corp.	3.500%	3/15/21	200	204
	Northrop Grumman Corp.	2.550%	10/15/22	200	203
	Northrop Grumman Corp.	3.250%	8/1/23	150	156
	Northrop Grumman Corp.	2.930%	1/15/25	275	283
	Northrop Grumman Corp.	3.200%	2/1/27	150	156
	Northrop Grumman Corp.	3.250%	1/15/28	100	104
	Northrop Grumman Corp.	5.050%	11/15/40	50	61
	Northrop Grumman Corp.	4.750%	6/1/43	275	328
	Northrop Grumman Corp.	4.030%	10/15/47	145	161
	Nvent Finance Sarl	3.950%	4/15/23	200	203
	Nvent Finance Sarl	4.550%	4/15/28	100	104
	Oshkosh Corp.	4.600%	5/15/28	185	198
	Owens Corning	3.400%	8/15/26	200	203
	Owens Corning	3.950%	8/15/29	100	104
	Owens Corning	4.300%	7/15/47	200	190
	Owens Corning	4.400%	1/30/48	75	72
	Parker-Hannifin Corp.	3.500%	9/15/22	175	181
	Parker-Hannifin Corp.	2.700%	6/14/24	110	111
	Parker-Hannifin Corp.	3.300%	11/21/24	290	303
	Parker-Hannifin Corp.	3.250%	3/1/27	125	130
	Parker-Hannifin Corp.	3.250%	6/14/29	75	78
	Parker-Hannifin Corp.	6.250%	5/15/38	150	199
	Parker-Hannifin Corp.	4.450%	11/21/44	200	222
	Parker-Hannifin Corp.	4.100%	3/1/47	75	81
	Parker-Hannifin Corp.	4.000%	6/14/49	110	119
	Precision Castparts Corp.	2.500%	1/15/23	200	203
	Precision Castparts Corp.	3.250%	6/15/25	175	184
	Precision Castparts Corp.	3.900%	1/15/43	75	81
	Precision Castparts Corp.	4.375%	6/15/45	300	347
	Raytheon Co.	2.500%	12/15/22	275	280
	Raytheon Co.	7.200%	8/15/27	25	33
	Raytheon Co.	4.700%	12/15/41	50	62
	Republic Services Inc.	5.250%	11/15/21	175	186
	Republic Services Inc.	3.550%	6/1/22	50	52
	Republic Services Inc.	2.500%	8/15/24	200	203
	Republic Services Inc.	3.200%	3/15/25	250	260
	Republic Services Inc.	6.200%	3/1/40	50	68
	Republic Services Inc.	5.700%	5/15/41	100	130
	Rockwell Automation Inc.	3.500%	3/1/29	100	107
	Rockwell Automation Inc.	4.200%	3/1/49	100	116
	Rockwell Collins Inc.	3.100%	11/15/21	50	51
	Rockwell Collins Inc.	2.800%	3/15/22	170	173
	Rockwell Collins Inc.	3.200%	3/15/24	175	182
	Rockwell Collins Inc.	3.500%	3/15/27	300	319
	Rockwell Collins Inc.	4.800%	12/15/43	65	79
	Rockwell Collins Inc.	4.350%	4/15/47	250	292
	Roper Technologies Inc.	3.000%	12/15/20	125	126
	Roper Technologies Inc.	2.800%	12/15/21	200	203
	Roper Technologies Inc.	2.350%	9/15/24	125	126
	Roper Technologies Inc.	3.850%	12/15/25	100	107
	Roper Technologies Inc.	3.800%	12/15/26	145	156
	Roper Technologies Inc.	4.200%	9/15/28	175	191
	Roper Technologies Inc.	2.950%	9/15/29	125	126
	Snap-on Inc.	6.125%	9/1/21	75	80
	Snap-on Inc.	3.250%	3/1/27	50	52
	Snap-on Inc.	4.100%	3/1/48	75	84

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sonoco Products Co.	5.750%	11/1/40	120	147
Spirit AeroSystems Inc.	3.950%	6/15/23	75	77
Spirit AeroSystems Inc.	3.850%	6/15/26	65	67
Spirit AeroSystems Inc.	4.600%	6/15/28	150	158
Stanley Black & Decker Inc.	3.400%	12/1/21	150	153
Stanley Black & Decker Inc.	3.400%	3/1/26	100	105
Stanley Black & Decker Inc.	5.200%	9/1/40	75	93
Stanley Black & Decker Inc.	4.850%	11/15/48	100	124
Textron Inc.	3.875%	3/1/25	65	69
Textron Inc.	4.000%	3/15/26	200	214
Textron Inc.	3.650%	3/15/27	250	261
Textron Inc.	3.375%	3/1/28	50	51
Textron Inc.	3.900%	9/17/29	225	240
Timken Co.	3.875%	9/1/24	100	104
Timken Co.	4.500%	12/15/28	25	27
United Technologies Corp.	3.350%	8/16/21	200	205
United Technologies Corp.	1.950%	11/1/21	100	100
United Technologies Corp.	3.100%	6/1/22	460	472
United Technologies Corp.	3.650%	8/16/23	425	448
United Technologies Corp.	2.800%	5/4/24	250	257
United Technologies Corp.	3.950%	8/16/25	250	272
United Technologies Corp.	2.650%	11/1/26	100	102
United Technologies Corp.	6.700%	8/1/28	75	97
United Technologies Corp.	4.125%	11/16/28	750	843
United Technologies Corp.	7.500%	9/15/29	125	176
United Technologies Corp.	5.400%	5/1/35	150	192
United Technologies Corp.	6.050%	6/1/36	100	135
United Technologies Corp.	6.125%	7/15/38	100	138
United Technologies Corp.	4.450%	11/16/38	175	205
United Technologies Corp.	5.700%	4/15/40	100	134
United Technologies Corp.	4.500%	6/1/42	675	808
United Technologies Corp.	4.150%	5/15/45	200	229
United Technologies Corp.	3.750%	11/1/46	200	218
United Technologies Corp.	4.050%	5/4/47	250	284
United Technologies Corp.	4.625%	11/16/48	400	498
Valmont Industries Inc.	5.000%	10/1/44	150	153
Valmont Industries Inc.	5.250%	10/1/54	75	76
Vulcan Materials Co.	4.500%	4/1/25	200	216
Vulcan Materials Co.	4.500%	6/15/47	125	137
Wabtec Corp.	4.400%	3/15/24	275	291
Wabtec Corp.	3.450%	11/15/26	150	151
Wabtec Corp.	4.950%	9/15/28	175	192
Waste Connections Inc.	3.500%	5/1/29	200	211
Waste Management Inc.	4.600%	3/1/21	50	51
Waste Management Inc.	2.900%	9/15/22	100	102
Waste Management Inc.	2.400%	5/15/23	225	227
Waste Management Inc.	3.500%	5/15/24	200	210
Waste Management Inc.	2.950%	6/15/24	150	155
Waste Management Inc.	3.125%	3/1/25	150	157
Waste Management Inc.	3.200%	6/15/26	145	152
Waste Management Inc.	3.150%	11/15/27	125	131
Waste Management Inc.	3.450%	6/15/29	200	214
Waste Management Inc.	3.900%	3/1/35	250	277
Waste Management Inc.	4.000%	7/15/39	100	112
Waste Management Inc.	4.100%	3/1/45	150	168
Waste Management Inc.	4.150%	7/15/49	100	114
WW Grainger Inc.	4.600%	6/15/45	200	237
WW Grainger Inc.	3.750%	5/15/46	75	77
WW Grainger Inc.	4.200%	5/15/47	50	56
Xylem Inc.	3.250%	11/1/26	100	104
Xylem Inc.	4.375%	11/1/46	100	109

Communication (2.4%)
Activision Blizzard Inc.	2.300%	9/15/21	125	126
Activision Blizzard Inc.	2.600%	6/15/22	75	76
Activision Blizzard Inc.	3.400%	9/15/26	160	168
Activision Blizzard Inc.	4.500%	6/15/47	75	85
America Movil SAB de CV	3.125%	7/16/22	300	306
America Movil SAB de CV	3.625%	4/22/29	200	212
America Movil SAB de CV	6.375%	3/1/35	300	403
America Movil SAB de CV	6.125%	11/15/37	150	196
America Movil SAB de CV	6.125%	3/30/40	200	268
America Movil SAB de CV	4.375%	7/16/42	250	278
America Movil SAB de CV	4.375%	4/22/49	200	229
American Tower Corp.	3.300%	2/15/21	125	127
American Tower Corp.	3.450%	9/15/21	475	486
American Tower Corp.	5.900%	11/1/21	475	507
American Tower Corp.	2.250%	1/15/22	125	125
American Tower Corp.	3.500%	1/31/23	200	207
American Tower Corp.	5.000%	2/15/24	100	110
American Tower Corp.	3.375%	5/15/24	200	207
American Tower Corp.	2.950%	1/15/25	100	102
American Tower Corp.	3.375%	10/15/26	400	415
American Tower Corp.	2.750%	1/15/27	500	500
American Tower Corp.	3.125%	1/15/27	125	127
American Tower Corp.	3.950%	3/15/29	140	151
American Tower Corp.	3.800%	8/15/29	475	507
American Tower Corp.	3.700%	10/15/49	100	99
AT&T Inc.	4.600%	2/15/21	175	179
AT&T Inc.	3.200%	3/1/22	250	256
AT&T Inc.	3.400%	6/15/22	100	103
AT&T Inc.	3.000%	6/30/22	767	784
AT&T Inc.	3.600%	2/17/23	755	788
AT&T Inc.	4.050%	12/15/23	100	107
AT&T Inc.	3.800%	3/1/24	125	132
AT&T Inc.	4.450%	4/1/24	250	271
AT&T Inc.	3.950%	1/15/25	225	241
AT&T Inc.	3.400%	5/15/25	940	985
AT&T Inc.	3.600%	7/15/25	275	290
AT&T Inc.	3.875%	1/15/26	505	541
AT&T Inc.	4.125%	2/17/26	515	558
AT&T Inc.	3.800%	2/15/27	700	746
AT&T Inc.	4.100%	2/15/28	804	873
AT&T Inc.	4.350%	3/1/29	650	721
AT&T Inc.	4.300%	2/15/30	860	956
AT&T Inc.	4.500%	5/15/35	200	222
AT&T Inc.	5.250%	3/1/37	500	597
AT&T Inc.	4.900%	8/15/37	300	344
AT&T Inc.	4.850%	3/1/39	480	551
AT&T Inc.	6.350%	3/15/40	100	130
AT&T Inc.	6.100%	7/15/40	100	127
AT&T Inc.	6.000%	8/15/40	300	381
AT&T Inc.	5.350%	9/1/40	600	718
AT&T Inc.	5.550%	8/15/41	225	276
AT&T Inc.	5.375%	10/15/41	100	118
AT&T Inc.	5.150%	3/15/42	375	437
AT&T Inc.	4.900%	6/15/42	525	590
AT&T Inc.	4.300%	12/15/42	271	290
AT&T Inc.	5.350%	12/15/43	175	210
AT&T Inc.	4.650%	6/1/44	100	110
AT&T Inc.	4.800%	6/15/44	575	653
AT&T Inc.	4.350%	6/15/45	624	667
AT&T Inc.	4.750%	5/15/46	650	730
AT&T Inc.	5.150%	11/15/46	1,473	1,753
AT&T Inc.	4.500%	3/9/48	500	549
AT&T Inc.	4.550%	3/9/49	362	401
AT&T Inc.	5.150%	2/15/50	332	400
AT&T Inc.	5.300%	8/15/58	307	378
Bell Canada Inc.	4.300%	7/29/49	100	112
British Telecommunications plc	4.500%	12/4/23	200	215
British Telecommunications plc	5.125%	12/4/28	100	115
British Telecommunications plc	9.625%	12/15/30	516	794
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	250	262
Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	676	711
Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	175	188

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	850	935
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	730	755
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	225	254
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.384%	10/23/35	575	723
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	4/1/38	150	170
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	650	810
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	450	504
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.750%	4/1/48	700	817
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	75	81
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	300	314
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.834%	10/23/55	75	94
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	139	168
	Comcast Corp.	3.450%	10/1/21	650	668
	Comcast Corp.	2.750%	3/1/23	200	204
	Comcast Corp.	3.000%	2/1/24	710	736
	Comcast Corp.	3.375%	2/15/25	202	213
	Comcast Corp.	3.375%	8/15/25	250	265
	Comcast Corp.	3.950%	10/15/25	625	681
	Comcast Corp.	3.150%	3/1/26	400	418
	Comcast Corp.	2.350%	1/15/27	495	494
	Comcast Corp.	3.150%	2/15/28	325	340
	Comcast Corp.	4.150%	10/15/28	950	1,069
	Comcast Corp.	2.650%	2/1/30	300	300
	Comcast Corp.	4.250%	10/15/30	250	284
	Comcast Corp.	4.250%	1/15/33	275	315
	Comcast Corp.	4.200%	8/15/34	175	200
	Comcast Corp.	5.650%	6/15/35	1,065	1,398
	Comcast Corp.	4.400%	8/15/35	150	176
	Comcast Corp.	3.200%	7/15/36	225	229
	Comcast Corp.	6.450%	3/15/37	175	244
	Comcast Corp.	6.950%	8/15/37	250	366
	Comcast Corp.	3.900%	3/1/38	175	193
	Comcast Corp.	6.400%	5/15/38	100	139
	Comcast Corp.	4.600%	10/15/38	550	653
	Comcast Corp.	3.250%	11/1/39	250	251
	Comcast Corp.	6.400%	3/1/40	150	210
	Comcast Corp.	4.650%	7/15/42	370	440
	Comcast Corp.	4.500%	1/15/43	100	117
	Comcast Corp.	4.600%	8/15/45	250	298
	Comcast Corp.	3.400%	7/15/46	500	502
	Comcast Corp.	3.969%	11/1/47	1,086	1,185
	Comcast Corp.	4.000%	3/1/48	175	192
	Comcast Corp.	4.700%	10/15/48	475	585
	Comcast Corp.	3.999%	11/1/49	268	296
	Comcast Corp.	3.450%	2/1/50	400	408
	Comcast Corp.	4.950%	10/15/58	475	618
	Crown Castle International Corp.	3.400%	2/15/21	300	304
	Crown Castle International Corp.	2.250%	9/1/21	125	125
	Crown Castle International Corp.	4.875%	4/15/22	125	132
	Crown Castle International Corp.	5.250%	1/15/23	125	136
	Crown Castle International Corp.	3.150%	7/15/23	150	154
	Crown Castle International Corp.	3.200%	9/1/24	250	257
	Crown Castle International Corp.	4.450%	2/15/26	250	273
	Crown Castle International Corp.	3.700%	6/15/26	175	185
	Crown Castle International Corp.	3.650%	9/1/27	325	342
	Crown Castle International Corp.	3.800%	2/15/28	425	452
	Crown Castle International Corp.	4.750%	5/15/47	95	109
	Crown Castle International Corp.	5.200%	2/15/49	75	92
	Deutsche Telekom International Finance BV	8.750%	6/15/30	775	1,137
	Discovery Communications LLC	4.375%	6/15/21	25	26
	Discovery Communications LLC	3.500%	6/15/22	200	205
	Discovery Communications LLC	2.950%	3/20/23	100	102
	Discovery Communications LLC	3.250%	4/1/23	100	103
	Discovery Communications LLC	3.800%	3/13/24	100	105
	Discovery Communications LLC	3.900%	11/15/24	150	159
	Discovery Communications LLC	3.450%	3/15/25	225	233
	Discovery Communications LLC	3.950%	6/15/25	100	106
	Discovery Communications LLC	4.900%	3/11/26	150	168
	Discovery Communications LLC	3.950%	3/20/28	400	427
	Discovery Communications LLC	4.125%	5/15/29	100	107
	Discovery Communications LLC	5.000%	9/20/37	325	367
	Discovery Communications LLC	6.350%	6/1/40	150	189
	Discovery Communications LLC	4.950%	5/15/42	277	303
	Discovery Communications LLC	5.200%	9/20/47	225	261
	Discovery Communications LLC	5.300%	5/15/49	75	89
	Electronic Arts Inc.	3.700%	3/1/21	150	153
	Electronic Arts Inc.	4.800%	3/1/26	100	113
[6]	Fox Corp.	3.666%	1/25/22	50	52
[6]	Fox Corp.	4.030%	1/25/24	250	266
[6]	Fox Corp.	4.709%	1/25/29	375	426
[6]	Fox Corp.	5.476%	1/25/39	250	304
[6]	Fox Corp.	5.576%	1/25/49	425	535
	Grupo Televisa SAB	6.625%	3/18/25	100	117
	Grupo Televisa SAB	4.625%	1/30/26	100	108
	Grupo Televisa SAB	6.625%	1/15/40	125	157
	Grupo Televisa SAB	5.000%	5/13/45	425	448
	Grupo Televisa SAB	5.250%	5/24/49	200	216
	Interpublic Group of Cos. Inc.	3.750%	10/1/21	50	51
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	150	157
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	422	453
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	100	112
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	175	214
	Koninklijke KPN NV	8.375%	10/1/30	125	173
	Moody’s Corp.	2.750%	12/15/21	100	101
	Moody’s Corp.	4.500%	9/1/22	100	106
	Moody’s Corp.	4.875%	2/15/24	250	275
	Moody’s Corp.	4.875%	12/17/48	125	153
	NBCUniversal Media LLC	4.375%	4/1/21	325	335
	NBCUniversal Media LLC	2.875%	1/15/23	225	231
	NBCUniversal Media LLC	6.400%	4/30/40	150	210
	NBCUniversal Media LLC	5.950%	4/1/41	225	309
	NBCUniversal Media LLC	4.450%	1/15/43	225	261
	Omnicom Group Inc. / Omnicom Capital Inc.	3.625%	5/1/22	250	259
	Omnicom Group Inc. / Omnicom Capital Inc.	3.650%	11/1/24	150	158
	Omnicom Group Inc. / Omnicom Capital Inc.	3.600%	4/15/26	250	263
	Orange SA	4.125%	9/14/21	325	337
	Orange SA	9.000%	3/1/31	450	696
	Orange SA	5.375%	1/13/42	325	416
	RELX Capital Inc.	3.125%	10/15/22	182	188
	RELX Capital Inc.	3.500%	3/16/23	125	130
	RELX Capital Inc.	4.000%	3/18/29	100	108
	Rogers Communications Inc.	3.000%	3/15/23	205	210
	Rogers Communications Inc.	4.100%	10/1/23	175	186
	Rogers Communications Inc.	3.625%	12/15/25	125	132
	Rogers Communications Inc.	2.900%	11/15/26	100	102

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Rogers Communications Inc.	4.500%	3/15/43	265	290
Rogers Communications Inc.	5.000%	3/15/44	190	230
Rogers Communications Inc.	4.350%	5/1/49	450	500
Rogers Communications Inc.	3.700%	11/15/49	150	151
S&P Global Inc.	4.000%	6/15/25	125	135
S&P Global Inc.	4.400%	2/15/26	175	194
S&P Global Inc.	2.500%	12/1/29	125	125
S&P Global Inc.	4.500%	5/15/48	100	121
S&P Global Inc.	3.250%	12/1/49	350	357
Telefonica Emisiones SAU	5.462%	2/16/21	555	576
Telefonica Emisiones SAU	4.103%	3/8/27	250	270
Telefonica Emisiones SAU	7.045%	6/20/36	375	528
Telefonica Emisiones SAU	4.665%	3/6/38	200	226
Telefonica Emisiones SAU	5.213%	3/8/47	550	653
Telefonica Emisiones SAU	4.895%	3/6/48	200	229
Telefonica Emisiones SAU	5.520%	3/1/49	335	419
TELUS Corp.	2.800%	2/16/27	100	100
TELUS Corp.	4.300%	6/15/49	200	221
Thomson Reuters Corp.	5.500%	8/15/35	75	84
Thomson Reuters Corp.	5.850%	4/15/40	100	119
Thomson Reuters Corp.	5.650%	11/23/43	100	118
Time Warner Cable LLC	4.125%	2/15/21	150	152
Time Warner Cable LLC	6.550%	5/1/37	200	245
Time Warner Cable LLC	7.300%	7/1/38	50	65
Time Warner Cable LLC	6.750%	6/15/39	400	505
Time Warner Cable LLC	5.875%	11/15/40	425	487
Time Warner Cable LLC	5.500%	9/1/41	250	279
Time Warner Cable LLC	4.500%	9/15/42	450	456
Time Warner Entertainment Co. LP	8.375%	3/15/23	200	236
Time Warner Entertainment Co. LP	8.375%	7/15/33	200	281
Verizon Communications Inc.	3.450%	3/15/21	300	306
Verizon Communications Inc.	4.600%	4/1/21	475	491
Verizon Communications Inc.	2.946%	3/15/22	400	408
Verizon Communications Inc.	3.125%	3/16/22	350	359
Verizon Communications Inc.	5.150%	9/15/23	830	920
Verizon Communications Inc.	4.150%	3/15/24	100	108
Verizon Communications Inc.	3.500%	11/1/24	400	423
Verizon Communications Inc.	3.376%	2/15/25	534	565
Verizon Communications Inc.	2.625%	8/15/26	475	482
Verizon Communications Inc.	4.125%	3/16/27	400	442
Verizon Communications Inc.	4.329%	9/21/28	1,229	1,393
Verizon Communications Inc.	4.016%	12/3/29	927	1,032
Verizon Communications Inc.	4.500%	8/10/33	575	667
Verizon Communications Inc.	4.400%	11/1/34	725	839
Verizon Communications Inc.	4.272%	1/15/36	563	634
Verizon Communications Inc.	5.250%	3/16/37	875	1,098
Verizon Communications Inc.	4.812%	3/15/39	350	423
Verizon Communications Inc.	4.750%	11/1/41	175	212
Verizon Communications Inc.	3.850%	11/1/42	175	187
Verizon Communications Inc.	4.125%	8/15/46	250	282
Verizon Communications Inc.	4.862%	8/21/46	1,279	1,583
Verizon Communications Inc.	4.522%	9/15/48	747	892
Verizon Communications Inc.	5.012%	4/15/49	385	492
Verizon Communications Inc.	4.672%	3/15/55	600	736
ViacomCBS Inc.	4.300%	2/15/21	275	280
ViacomCBS Inc.	3.875%	12/15/21	125	129
ViacomCBS Inc.	2.500%	2/15/23	200	202
ViacomCBS Inc.	2.900%	6/1/23	75	76
ViacomCBS Inc.	4.250%	9/1/23	225	240
ViacomCBS Inc.	3.875%	4/1/24	124	131
ViacomCBS Inc.	3.700%	8/15/24	175	185
ViacomCBS Inc.	3.500%	1/15/25	150	157
ViacomCBS Inc.	2.900%	1/15/27	279	279
ViacomCBS Inc.	3.375%	2/15/28	100	103
ViacomCBS Inc.	3.700%	6/1/28	100	104
ViacomCBS Inc.	5.500%	5/15/33	75	90
ViacomCBS Inc	6.875%	4/30/36	240	321
ViacomCBS Inc.	5.900%	10/15/40	225	272
ViacomCBS Inc.	4.850%	7/1/42	225	248
ViacomCBS Inc	4.375%	3/15/43	556	589
ViacomCBS Inc	5.850%	9/1/43	75	94
ViacomCBS Inc.	4.900%	8/15/44	100	113
Vodafone Group plc	3.750%	1/16/24	650	686
Vodafone Group plc	4.125%	5/30/25	500	540
Vodafone Group plc	4.375%	5/30/28	650	719
Vodafone Group plc	7.875%	2/15/30	150	208
Vodafone Group plc	6.250%	11/30/32	100	127
Vodafone Group plc	5.000%	5/30/38	325	379
Vodafone Group plc	4.375%	2/19/43	275	296
Vodafone Group plc	5.250%	5/30/48	700	846
Vodafone Group plc	4.875%	6/19/49	350	403
Vodafone Group plc	4.250%	9/17/50	450	467
Walt Disney Co.	4.500%	2/15/21	920	947
Walt Disney Co.	2.550%	2/15/22	75	76
Walt Disney Co.	2.450%	3/4/22	75	76
Walt Disney Co.	1.650%	9/1/22	100	100
Walt Disney Co.	3.000%	9/15/22	275	283
Walt Disney Co.	1.750%	8/30/24	100	99
Walt Disney Co.	3.700%	9/15/24	200	214
Walt Disney Co.	3.150%	9/17/25	150	159
Walt Disney Co.	3.700%	10/15/25	125	135
Walt Disney Co.	1.850%	7/30/26	1,070	1,050
Walt Disney Co.	2.000%	9/1/29	400	388
Walt Disney Co.	6.550%	3/15/33	100	141
Walt Disney Co.	6.200%	12/15/34	400	558
Walt Disney Co.	6.400%	12/15/35	365	522
Walt Disney Co.	6.150%	3/1/37	200	278
Walt Disney Co.	4.375%	8/16/41	75	89
Walt Disney Co.	4.125%	12/1/41	205	236
Walt Disney Co.	3.700%	12/1/42	125	136
Walt Disney Co.	5.400%	10/1/43	100	136
Walt Disney Co.	4.750%	9/15/44	175	220
Walt Disney Co.	2.750%	9/1/49	600	564
Weibo Corp.	3.500%	7/5/24	200	204
WPP Finance 2010	3.625%	9/7/22	200	207
WPP Finance 2010	3.750%	9/19/24	100	105

Consumer Cyclical (1.9%)
Alibaba Group Holding Ltd.	3.125%	11/28/21	300	306
Alibaba Group Holding Ltd.	2.800%	6/6/23	200	203
Alibaba Group Holding Ltd.	3.600%	11/28/24	400	420
Alibaba Group Holding Ltd.	3.400%	12/6/27	600	625
Alibaba Group Holding Ltd.	4.500%	11/28/34	280	317
Alibaba Group Holding Ltd.	4.000%	12/6/37	200	215
Alibaba Group Holding Ltd.	4.200%	12/6/47	425	471
Alibaba Group Holding Ltd.	4.400%	12/6/57	100	114
Amazon.com Inc.	3.300%	12/5/21	200	206
Amazon.com Inc.	2.500%	11/29/22	150	153
Amazon.com Inc.	2.400%	2/22/23	450	457
Amazon.com Inc.	2.800%	8/22/24	250	259
Amazon.com Inc.	3.800%	12/5/24	120	130
Amazon.com Inc.	5.200%	12/3/25	225	261
Amazon.com Inc.	3.150%	8/22/27	550	581
Amazon.com Inc.	4.800%	12/5/34	225	283
Amazon.com Inc.	3.875%	8/22/37	500	568
Amazon.com Inc.	4.950%	12/5/44	350	458
Amazon.com Inc.	4.050%	8/22/47	600	703
Amazon.com Inc.	4.250%	8/22/57	500	608
American Honda Finance Corp.	3.150%	1/8/21	250	253
American Honda Finance Corp.	2.650%	2/12/21	150	151
American Honda Finance Corp.	1.650%	7/12/21	150	150
American Honda Finance Corp.	1.700%	9/9/21	400	399
American Honda Finance Corp.	3.375%	12/10/21	150	155
American Honda Finance Corp.	2.200%	6/27/22	150	151
American Honda Finance Corp.	2.600%	11/16/22	40	41
American Honda Finance Corp.	2.050%	1/10/23	125	125
American Honda Finance Corp.	3.450%	7/14/23	125	131
American Honda Finance Corp.	3.625%	10/10/23	100	105
American Honda Finance Corp.	2.900%	2/16/24	150	154
American Honda Finance Corp.	2.400%	6/27/24	100	101
American Honda Finance Corp.	2.150%	9/10/24	125	125
American Honda Finance Corp.	2.300%	9/9/26	50	50

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	American Honda Finance Corp.	3.500%	2/15/28	100	108
	Aptiv Corp.	4.150%	3/15/24	125	132
	Aptiv plc	4.250%	1/15/26	150	162
	Aptiv plc	4.350%	3/15/29	50	54
	Aptiv plc	4.400%	10/1/46	50	48
	Aptiv plc	5.400%	3/15/49	50	56
	Automatic Data Processing Inc.	3.375%	9/15/25	200	212
	AutoNation Inc.	3.350%	1/15/21	60	61
	AutoNation Inc.	3.500%	11/15/24	205	211
	AutoNation Inc.	4.500%	10/1/25	150	161
	AutoNation Inc.	3.800%	11/15/27	75	76
	AutoZone Inc.	3.700%	4/15/22	350	361
	AutoZone Inc.	2.875%	1/15/23	75	76
	AutoZone Inc.	3.125%	7/15/23	125	128
	AutoZone Inc.	3.125%	4/18/24	130	135
	AutoZone Inc.	3.125%	4/21/26	100	103
	AutoZone Inc.	3.750%	6/1/27	100	107
	AutoZone Inc.	3.750%	4/18/29	100	107
	Best Buy Co. Inc.	5.500%	3/15/21	25	26
	Best Buy Co. Inc.	4.450%	10/1/28	200	219
	Block Financial LLC	5.500%	11/1/22	100	107
	Block Financial LLC	5.250%	10/1/25	100	109
	Booking Holdings Inc.	2.750%	3/15/23	100	102
	Booking Holdings Inc.	3.650%	3/15/25	100	107
	Booking Holdings Inc.	3.600%	6/1/26	225	240
	Booking Holdings Inc.	3.550%	3/15/28	100	106
	BorgWarner Inc.	3.375%	3/15/25	75	78
	BorgWarner Inc.	4.375%	3/15/45	100	102
	Costco Wholesale Corp.	2.150%	5/18/21	200	201
	Costco Wholesale Corp.	2.250%	2/15/22	100	101
	Costco Wholesale Corp.	2.300%	5/18/22	150	152
	Costco Wholesale Corp.	2.750%	5/18/24	275	284
	Costco Wholesale Corp.	3.000%	5/18/27	100	106
	Cummins Inc.	7.125%	3/1/28	100	133
	Cummins Inc.	4.875%	10/1/43	125	152
	Daimler Finance North America LLC	8.500%	1/18/31	250	372
	Darden Restaurants Inc.	3.850%	5/1/27	200	209
	Darden Restaurants Inc.	4.550%	2/15/48	50	51
	Dollar General Corp.	3.250%	4/15/23	150	155
	Dollar General Corp.	4.150%	11/1/25	105	114
	Dollar General Corp.	3.875%	4/15/27	50	54
	Dollar General Corp.	4.125%	5/1/28	150	164
	Dollar Tree Inc.	3.700%	5/15/23	100	104
	Dollar Tree Inc.	4.000%	5/15/25	200	214
	Dollar Tree Inc.	4.200%	5/15/28	300	321
	DR Horton Inc.	4.375%	9/15/22	100	105
	DR Horton Inc.	4.750%	2/15/23	225	239
	DR Horton Inc.	5.750%	8/15/23	75	83
	DR Horton Inc.	2.500%	10/15/24	100	100
	eBay Inc.	2.875%	8/1/21	125	126
	eBay Inc.	3.800%	3/9/22	100	103
	eBay Inc.	2.600%	7/15/22	450	454
	eBay Inc.	2.750%	1/30/23	175	177
	eBay Inc.	3.450%	8/1/24	125	130
	eBay Inc.	3.600%	6/5/27	300	313
	eBay Inc.	4.000%	7/15/42	25	25
	Expedia Group Inc.	4.500%	8/15/24	100	107
	Expedia Group Inc.	5.000%	2/15/26	150	165
	Expedia Group Inc.	3.800%	2/15/28	200	204
[6]	Expedia Group Inc.	3.250%	2/15/30	250	240
	Ford Motor Co.	4.346%	12/8/26	275	283
	Ford Motor Co.	6.625%	10/1/28	175	193
	Ford Motor Co.	6.375%	2/1/29	100	107
	Ford Motor Co.	7.450%	7/16/31	375	443
	Ford Motor Co.	4.750%	1/15/43	100	89
	Ford Motor Co.	7.400%	11/1/46	100	112
	Ford Motor Co.	5.291%	12/8/46	250	236
	Ford Motor Credit Co. LLC	2.343%	11/2/20	150	150
	Ford Motor Credit Co. LLC	3.200%	1/15/21	250	251
	Ford Motor Credit Co. LLC	5.750%	2/1/21	250	258
	Ford Motor Credit Co. LLC	3.336%	3/18/21	200	201
	Ford Motor Credit Co. LLC	5.875%	8/2/21	325	340
	Ford Motor Credit Co. LLC	3.813%	10/12/21	200	203
	Ford Motor Credit Co. LLC	5.596%	1/7/22	200	210
	Ford Motor Credit Co. LLC	3.339%	3/28/22	150	151
	Ford Motor Credit Co. LLC	2.979%	8/3/22	300	300
	Ford Motor Credit Co. LLC	4.250%	9/20/22	200	207
	Ford Motor Credit Co. LLC	3.350%	11/1/22	500	505
	Ford Motor Credit Co. LLC	4.375%	8/6/23	225	233
	Ford Motor Credit Co. LLC	3.810%	1/9/24	150	152
	Ford Motor Credit Co. LLC	5.584%	3/18/24	200	216
	Ford Motor Credit Co. LLC	3.664%	9/8/24	200	200
	Ford Motor Credit Co. LLC	4.063%	11/1/24	700	714
	Ford Motor Credit Co. LLC	4.134%	8/4/25	500	506
	Ford Motor Credit Co. LLC	4.389%	1/8/26	200	203
	Ford Motor Credit Co. LLC	4.542%	8/1/26	200	204
	Ford Motor Credit Co. LLC	3.815%	11/2/27	150	145
	Ford Motor Credit Co. LLC	5.113%	5/3/29	325	334
	General Motors Co.	4.875%	10/2/23	625	671
	General Motors Co.	4.000%	4/1/25	100	104
	General Motors Co.	5.000%	10/1/28	150	163
	General Motors Co.	5.000%	4/1/35	165	170
	General Motors Co.	6.600%	4/1/36	250	294
	General Motors Co.	5.150%	4/1/38	225	230
	General Motors Co.	6.250%	10/2/43	210	235
	General Motors Co.	5.200%	4/1/45	230	231
	General Motors Co.	6.750%	4/1/46	130	152
	General Motors Co.	5.400%	4/1/48	200	206
	General Motors Co.	5.950%	4/1/49	275	304
	General Motors Financial Co. Inc.	4.200%	3/1/21	175	179
	General Motors Financial Co. Inc.	3.550%	4/9/21	150	152
	General Motors Financial Co. Inc.	3.200%	7/6/21	225	228
	General Motors Financial Co. Inc.	4.375%	9/25/21	100	104
	General Motors Financial Co. Inc.	4.200%	11/6/21	50	52
	General Motors Financial Co. Inc.	3.450%	1/14/22	125	128
	General Motors Financial Co. Inc.	3.450%	4/10/22	355	363
	General Motors Financial Co. Inc.	3.150%	6/30/22	100	102
	General Motors Financial Co. Inc.	3.550%	7/8/22	200	206
	General Motors Financial Co. Inc.	3.250%	1/5/23	275	280
	General Motors Financial Co. Inc.	3.700%	5/9/23	200	206
	General Motors Financial Co. Inc.	4.250%	5/15/23	150	158
	General Motors Financial Co. Inc.	4.150%	6/19/23	200	210
	General Motors Financial Co. Inc.	5.100%	1/17/24	100	109
	General Motors Financial Co. Inc.	3.950%	4/13/24	400	418
	General Motors Financial Co. Inc.	3.500%	11/7/24	200	206
	General Motors Financial Co. Inc.	4.000%	1/15/25	175	184
	General Motors Financial Co. Inc.	4.350%	4/9/25	325	348
	General Motors Financial Co. Inc.	5.250%	3/1/26	150	166
	General Motors Financial Co. Inc.	4.000%	10/6/26	100	105
	General Motors Financial Co. Inc.	4.350%	1/17/27	325	342
	General Motors Financial Co. Inc.	3.850%	1/5/28	100	102
	General Motors Financial Co. Inc.	5.650%	1/17/29	150	170
	GLP Capital LP / GLP Financing II Inc.	4.375%	4/15/21	50	51
	GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	100	109
	GLP Capital LP / GLP Financing II Inc.	3.350%	9/1/24	75	77
	GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	200	218
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	175	191
	GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	25	28
	GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	275	306
	GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/30	175	178
	Harley-Davidson Inc.	3.500%	7/28/25	100	104
	Harley-Davidson Inc.	4.625%	7/28/45	125	128
	Harman International Industries Inc.	4.150%	5/15/25	76	81
	Home Depot Inc.	2.000%	4/1/21	250	251
	Home Depot Inc.	4.400%	4/1/21	190	195
	Home Depot Inc.	3.250%	3/1/22	150	155
	Home Depot Inc.	2.625%	6/1/22	265	270
	Home Depot Inc.	2.700%	4/1/23	25	26
	Home Depot Inc.	3.750%	2/15/24	200	214
	Home Depot Inc.	3.350%	9/15/25	250	267
	Home Depot Inc.	3.000%	4/1/26	275	287
	Home Depot Inc.	2.125%	9/15/26	100	100

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Home Depot Inc.	2.800%	9/14/27	200	207
Home Depot Inc.	3.900%	12/6/28	100	112
Home Depot Inc.	2.950%	6/15/29	500	519
Home Depot Inc.	5.875%	12/16/36	825	1,136
Home Depot Inc.	5.400%	9/15/40	175	229
Home Depot Inc.	5.950%	4/1/41	175	246
Home Depot Inc.	4.200%	4/1/43	200	232
Home Depot Inc.	4.875%	2/15/44	300	380
Home Depot Inc.	4.400%	3/15/45	100	119
Home Depot Inc.	4.250%	4/1/46	330	389
Home Depot Inc.	3.900%	6/15/47	175	197
Home Depot Inc.	4.500%	12/6/48	125	154
Home Depot Inc.	3.500%	9/15/56	150	157
Hyatt Hotels Corp.	5.375%	8/15/21	50	52
Hyatt Hotels Corp.	3.375%	7/15/23	100	103
Hyatt Hotels Corp.	4.850%	3/15/26	50	55
Hyatt Hotels Corp.	4.375%	9/15/28	75	81
IHS Markit Ltd.	3.625%	5/1/24	100	104
IHS Markit Ltd.	4.750%	8/1/28	140	156
IHS Markit Ltd.	4.250%	5/1/29	100	108
JD.com Inc.	3.125%	4/29/21	200	201
Kohl’s Corp.	4.250%	7/17/25	100	106
Kohl’s Corp.	5.550%	7/17/45	100	102
Las Vegas Sands Corp.	3.200%	8/8/24	115	119
Las Vegas Sands Corp.	2.900%	6/25/25	200	202
Las Vegas Sands Corp.	3.500%	8/18/26	145	149
Las Vegas Sands Corp.	3.900%	8/8/29	65	68
Lear Corp.	5.250%	1/15/25	200	206
Lear Corp.	3.800%	9/15/27	100	101
Lear Corp.	4.250%	5/15/29	150	155
Lear Corp.	5.250%	5/15/49	150	156
Lowe’s Cos. Inc.	3.750%	4/15/21	200	203
Lowe’s Cos. Inc.	3.120%	4/15/22	150	154
Lowe’s Cos. Inc.	3.875%	9/15/23	275	291
Lowe’s Cos. Inc.	3.125%	9/15/24	100	104
Lowe’s Cos. Inc.	3.375%	9/15/25	200	210
Lowe’s Cos. Inc.	2.500%	4/15/26	250	252
Lowe’s Cos. Inc.	3.100%	5/3/27	350	361
Lowe’s Cos. Inc.	6.500%	3/15/29	67	85
Lowe’s Cos. Inc.	3.650%	4/5/29	450	480
Lowe’s Cos. Inc.	4.650%	4/15/42	100	114
Lowe’s Cos. Inc.	4.250%	9/15/44	100	108
Lowe’s Cos. Inc.	4.375%	9/15/45	150	164
Lowe’s Cos. Inc.	3.700%	4/15/46	250	254
Lowe’s Cos. Inc.	4.050%	5/3/47	300	323
Lowe’s Cos. Inc.	4.550%	4/5/49	275	321
Macy’s Retail Holdings Inc.	3.450%	1/15/21	100	101
Macy’s Retail Holdings Inc.	2.875%	2/15/23	170	169
Macy’s Retail Holdings Inc.	3.625%	6/1/24	100	101
Macy’s Retail Holdings Inc.	4.500%	12/15/34	121	115
Magna International Inc.	3.625%	6/15/24	170	179
Magna International Inc.	4.150%	10/1/25	100	108
Marriott International Inc.	2.875%	3/1/21	50	50
Marriott International Inc.	3.125%	10/15/21	50	51
Marriott International Inc.	2.300%	1/15/22	100	100
Marriott International Inc.	2.125%	10/3/22	200	200
Marriott International Inc.	3.600%	4/15/24	125	131
Marriott International Inc.	3.750%	3/15/25	175	185
Marriott International Inc.	3.750%	10/1/25	65	69
Marriott International Inc.	3.125%	6/15/26	183	189
Marriott International Inc.	4.000%	4/15/28	50	54
Mastercard Inc.	2.000%	11/21/21	100	100
Mastercard Inc.	3.375%	4/1/24	300	318
Mastercard Inc.	2.000%	3/3/25	400	398
Mastercard Inc.	2.950%	11/21/26	100	104
Mastercard Inc.	3.500%	2/26/28	50	54
Mastercard Inc.	2.950%	6/1/29	200	208
Mastercard Inc.	3.800%	11/21/46	100	112
Mastercard Inc.	3.950%	2/26/48	100	115
Mastercard Inc.	3.650%	6/1/49	250	276
McDonald’s Corp.	2.750%	12/9/20	275	277
McDonald’s Corp.	3.625%	5/20/21	175	179
McDonald’s Corp.	2.625%	1/15/22	275	279
McDonald’s Corp.	3.350%	4/1/23	200	208
McDonald’s Corp.	3.375%	5/26/25	175	185
McDonald’s Corp.	3.700%	1/30/26	300	322
McDonald’s Corp.	3.500%	3/1/27	200	213
McDonald’s Corp.	3.800%	4/1/28	350	380
McDonald’s Corp.	2.625%	9/1/29	200	200
McDonald’s Corp.	4.700%	12/9/35	200	238
McDonald’s Corp.	6.300%	10/15/37	150	204
McDonald’s Corp.	6.300%	3/1/38	100	136
McDonald’s Corp.	5.700%	2/1/39	100	127
McDonald’s Corp.	3.700%	2/15/42	25	25
McDonald’s Corp.	3.625%	5/1/43	100	100
McDonald’s Corp.	4.600%	5/26/45	210	241
McDonald’s Corp.	4.875%	12/9/45	300	362
McDonald’s Corp.	4.450%	3/1/47	150	172
McDonald’s Corp.	4.450%	9/1/48	150	171
McDonald’s Corp.	3.625%	9/1/49	200	203
NIKE Inc.	2.375%	11/1/26	200	203
NIKE Inc.	3.625%	5/1/43	125	136
NIKE Inc.	3.875%	11/1/45	225	256
NIKE Inc.	3.375%	11/1/46	100	105
Nordstrom Inc.	4.000%	10/15/21	125	128
Nordstrom Inc.	4.000%	3/15/27	100	104
Nordstrom Inc.	4.375%	4/1/30	75	76
Nordstrom Inc.	5.000%	1/15/44	165	160
NVR Inc.	3.950%	9/15/22	100	104
O’Reilly Automotive Inc.	4.875%	1/14/21	25	26
O’Reilly Automotive Inc.	3.800%	9/1/22	100	104
O’Reilly Automotive Inc.	3.850%	6/15/23	75	78
O’Reilly Automotive Inc.	3.550%	3/15/26	100	105
O’Reilly Automotive Inc.	3.600%	9/1/27	325	347
PACCAR Financial Corp.	2.050%	11/13/20	50	50
PACCAR Financial Corp.	2.250%	2/25/21	75	75
PACCAR Financial Corp.	2.800%	3/1/21	90	91
PACCAR Financial Corp.	3.150%	8/9/21	25	25
PACCAR Financial Corp.	2.850%	3/1/22	100	102
PACCAR Financial Corp.	2.650%	5/10/22	100	102
PACCAR Financial Corp.	2.300%	8/10/22	50	51
PACCAR Financial Corp.	2.000%	9/26/22	50	50
PACCAR Financial Corp.	3.400%	8/9/23	100	104
PACCAR Financial Corp.	2.150%	8/15/24	75	75
QVC Inc.	5.125%	7/2/22	25	26
QVC Inc.	4.850%	4/1/24	95	100
QVC Inc.	4.450%	2/15/25	100	103
QVC Inc.	5.950%	3/15/43	125	119
Ralph Lauren Corp.	3.750%	9/15/25	50	54
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	100	108
Royal Caribbean Cruises Ltd.	3.700%	3/15/28	200	207
Sands China Ltd.	4.600%	8/8/23	400	420
Sands China Ltd.	5.125%	8/8/25	400	440
Sands China Ltd.	5.400%	8/8/28	300	338
Starbucks Corp.	2.100%	2/4/21	150	150
Starbucks Corp.	2.700%	6/15/22	75	76
Starbucks Corp.	3.100%	3/1/23	175	181
Starbucks Corp.	3.850%	10/1/23	300	318
Starbucks Corp.	3.800%	8/15/25	200	215
Starbucks Corp.	2.450%	6/15/26	200	202
Starbucks Corp.	3.500%	3/1/28	100	107
Starbucks Corp.	4.000%	11/15/28	200	221
Starbucks Corp.	3.550%	8/15/29	200	217
Starbucks Corp.	4.300%	6/15/45	50	55
Starbucks Corp.	3.750%	12/1/47	125	128
Starbucks Corp.	4.500%	11/15/48	200	230
Tapestry Inc.	3.000%	7/15/22	125	127
Tapestry Inc.	4.250%	4/1/25	70	74
Tapestry Inc.	4.125%	7/15/27	100	102
Target Corp.	2.900%	1/15/22	200	205
Target Corp.	3.500%	7/1/24	325	348
Target Corp.	2.500%	4/15/26	175	179

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Target Corp.	3.375%	4/15/29	200	217
	Target Corp.	6.350%	11/1/32	140	196
	Target Corp.	6.500%	10/15/37	103	152
	Target Corp.	7.000%	1/15/38	125	194
	Target Corp.	4.000%	7/1/42	285	326
	Target Corp.	3.625%	4/15/46	200	219
	Target Corp.	3.900%	11/15/47	125	143
	TJX Cos. Inc.	2.750%	6/15/21	150	152
	TJX Cos. Inc.	2.500%	5/15/23	100	102
	TJX Cos. Inc.	2.250%	9/15/26	350	350
	Toyota Motor Corp.	3.183%	7/20/21	140	143
	Toyota Motor Corp.	2.157%	7/2/22	100	101
	Toyota Motor Corp.	3.419%	7/20/23	150	157
	Toyota Motor Corp.	2.358%	7/2/24	100	102
	Toyota Motor Corp.	3.669%	7/20/28	100	110
	Toyota Motor Corp.	2.760%	7/2/29	100	103
	Toyota Motor Credit Corp.	4.250%	1/11/21	125	128
	Toyota Motor Credit Corp.	1.900%	4/8/21	250	250
	Toyota Motor Credit Corp.	2.950%	4/13/21	100	101
	Toyota Motor Credit Corp.	2.750%	5/17/21	200	202
	Toyota Motor Credit Corp.	3.400%	9/15/21	175	179
	Toyota Motor Credit Corp.	1.800%	10/7/21	80	80
	Toyota Motor Credit Corp.	2.600%	1/11/22	200	203
	Toyota Motor Credit Corp.	3.300%	1/12/22	175	180
	Toyota Motor Credit Corp.	2.650%	4/12/22	500	508
	Toyota Motor Credit Corp.	2.800%	7/13/22	100	102
	Toyota Motor Credit Corp.	2.150%	9/8/22	200	202
	Toyota Motor Credit Corp.	2.625%	1/10/23	100	102
	Toyota Motor Credit Corp.	2.250%	10/18/23	300	302
	Toyota Motor Credit Corp.	2.900%	4/17/24	125	129
	Toyota Motor Credit Corp.	3.400%	4/14/25	125	133
	Toyota Motor Credit Corp.	3.200%	1/11/27	200	211
	Toyota Motor Credit Corp.	3.050%	1/11/28	100	105
	Toyota Motor Credit Corp.	3.650%	1/8/29	100	110
	VF Corp.	3.500%	9/1/21	200	204
	VF Corp.	6.450%	11/1/37	50	69
	Visa Inc.	2.200%	12/14/20	500	502
	Visa Inc.	2.150%	9/15/22	100	101
	Visa Inc.	2.800%	12/14/22	550	565
	Visa Inc.	3.150%	12/14/25	925	977
	Visa Inc.	2.750%	9/15/27	150	156
	Visa Inc.	4.150%	12/14/35	325	383
	Visa Inc.	4.300%	12/14/45	825	1,016
	Visa Inc.	3.650%	9/15/47	100	112
	Walgreen Co.	3.100%	9/15/22	250	255
	Walgreen Co.	4.400%	9/15/42	195	194
	Walgreens Boots Alliance Inc.	3.300%	11/18/21	225	229
	Walgreens Boots Alliance Inc.	3.800%	11/18/24	375	390
	Walgreens Boots Alliance Inc.	3.450%	6/1/26	325	330
	Walgreens Boots Alliance Inc.	4.500%	11/18/34	125	129
	Walgreens Boots Alliance Inc.	4.800%	11/18/44	275	280
	Walgreens Boots Alliance Inc.	4.650%	6/1/46	115	115
	Walmart Inc.	1.900%	12/15/20	165	165
	Walmart Inc.	3.125%	6/23/21	300	306
	Walmart Inc.	2.350%	12/15/22	800	814
	Walmart Inc.	2.550%	4/11/23	150	153
	Walmart Inc.	3.400%	6/26/23	250	263
	Walmart Inc.	3.300%	4/22/24	250	262
	Walmart Inc.	2.850%	7/8/24	275	285
	Walmart Inc.	2.650%	12/15/24	200	206
	Walmart Inc.	3.550%	6/26/25	275	294
	Walmart Inc.	3.050%	7/8/26	250	263
	Walmart Inc.	5.875%	4/5/27	405	499
	Walmart Inc.	3.700%	6/26/28	450	495
	Walmart Inc.	3.250%	7/8/29	300	322
	Walmart Inc.	2.375%	9/24/29	125	125
	Walmart Inc.	7.550%	2/15/30	105	152
	Walmart Inc.	5.250%	9/1/35	385	505
	Walmart Inc.	6.200%	4/15/38	315	459
	Walmart Inc.	3.950%	6/28/38	275	319
	Walmart Inc.	5.000%	10/25/40	100	130
	Walmart Inc.	5.625%	4/15/41	175	249
	Walmart Inc.	4.000%	4/11/43	274	315
	Walmart Inc.	4.300%	4/22/44	361	431
	Walmart Inc.	3.625%	12/15/47	115	127
	Walmart Inc.	4.050%	6/29/48	425	500
	Walmart Inc.	2.950%	9/24/49	120	117
	Western Union Co.	3.600%	3/15/22	100	103
	Western Union Co.	2.850%	1/10/25	100	100
	Western Union Co.	6.200%	11/17/36	100	113
	Western Union Co.	6.200%	6/21/40	35	39

	Consumer Noncyclical (4.4%)
	Abbott Laboratories	2.550%	3/15/22	175	178
	Abbott Laboratories	3.400%	11/30/23	316	332
	Abbott Laboratories	2.950%	3/15/25	175	181
	Abbott Laboratories	3.875%	9/15/25	75	82
	Abbott Laboratories	3.750%	11/30/26	367	400
	Abbott Laboratories	4.750%	11/30/36	375	467
	Abbott Laboratories	5.300%	5/27/40	125	163
	Abbott Laboratories	4.750%	4/15/43	125	157
	Abbott Laboratories	4.900%	11/30/46	775	1,012
	AbbVie Inc.	2.300%	5/14/21	350	351
	AbbVie Inc.	3.375%	11/14/21	250	256
[6]	AbbVie Inc.	2.150%	11/19/21	250	251
	AbbVie Inc.	2.900%	11/6/22	800	816
	AbbVie Inc.	3.200%	11/6/22	275	283
[6]	AbbVie Inc.	2.300%	11/21/22	575	577
	AbbVie Inc.	2.850%	5/14/23	200	204
	AbbVie Inc.	3.750%	11/14/23	250	263
[6]	AbbVie Inc.	2.600%	11/21/24	750	755
	AbbVie Inc.	3.600%	5/14/25	725	765
	AbbVie Inc.	3.200%	5/14/26	350	362
[6]	AbbVie Inc.	2.950%	11/21/26	740	750
	AbbVie Inc.	4.250%	11/14/28	350	387
[6]	AbbVie Inc.	3.200%	11/21/29	1,080	1,099
	AbbVie Inc.	4.500%	5/14/35	495	556
	AbbVie Inc.	4.300%	5/14/36	190	209
[6]	AbbVie Inc.	4.050%	11/21/39	775	810
	AbbVie Inc.	4.400%	11/6/42	501	540
	AbbVie Inc.	4.700%	5/14/45	527	588
	AbbVie Inc.	4.450%	5/14/46	455	490
	AbbVie Inc.	4.875%	11/14/48	775	890
[6]	AbbVie Inc.	4.250%	11/21/49	650	684
	Actavis Inc.	3.250%	10/1/22	300	307
	Adventist Health System/West	2.952%	3/1/29	100	99
	Adventist Health System/West	3.630%	3/1/49	100	97
	Advocate Health & Hospitals Corp.	3.829%	8/15/28	50	54
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	100	114
	Advocate Health & Hospitals Corp.	3.387%	10/15/49	75	75
	Agilent Technologies Inc.	3.200%	10/1/22	75	77
	Agilent Technologies Inc.	3.875%	7/15/23	100	105
	Agilent Technologies Inc.	3.050%	9/22/26	75	76
	AHS Hospital Corp.	5.024%	7/1/45	75	93
	Allergan Finance LLC	4.625%	10/1/42	190	198
	Allergan Funding SCS	3.450%	3/15/22	507	519
	Allergan Funding SCS	3.850%	6/15/24	200	210
	Allergan Funding SCS	3.800%	3/15/25	590	618
	Allergan Funding SCS	4.550%	3/15/35	350	372
	Allergan Funding SCS	4.850%	6/15/44	230	255
	Allergan Funding SCS	4.750%	3/15/45	75	82
	Allergan Inc.	2.800%	3/15/23	100	101
	Allina Health System	3.887%	4/15/49	75	80
	Altria Group Inc.	4.750%	5/5/21	225	233
	Altria Group Inc.	3.490%	2/14/22	200	206
	Altria Group Inc.	2.850%	8/9/22	375	382
	Altria Group Inc.	2.950%	5/2/23	400	404
	Altria Group Inc.	4.000%	1/31/24	250	265
	Altria Group Inc.	4.400%	2/14/26	275	299
	Altria Group Inc.	2.625%	9/16/26	75	74
	Altria Group Inc.	4.800%	2/14/29	575	638
	Altria Group Inc.	5.800%	2/14/39	400	468

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Altria Group Inc.	4.250%	8/9/42	275	273
	Altria Group Inc.	4.500%	5/2/43	125	127
	Altria Group Inc.	5.375%	1/31/44	350	394
	Altria Group Inc.	3.875%	9/16/46	175	163
	Altria Group Inc.	5.950%	2/14/49	500	605
	Altria Group Inc.	6.200%	2/14/59	100	118
	AmerisourceBergen Corp.	3.500%	11/15/21	200	205
	AmerisourceBergen Corp.	3.400%	5/15/24	75	78
	AmerisourceBergen Corp.	3.250%	3/1/25	50	52
	AmerisourceBergen Corp.	3.450%	12/15/27	275	285
	AmerisourceBergen Corp.	4.250%	3/1/45	25	25
	AmerisourceBergen Corp.	4.300%	12/15/47	175	179
	Amgen Inc.	4.100%	6/15/21	50	51
	Amgen Inc.	1.850%	8/19/21	125	125
	Amgen Inc.	3.875%	11/15/21	250	258
	Amgen Inc.	2.700%	5/1/22	75	76
	Amgen Inc.	2.650%	5/11/22	275	279
	Amgen Inc.	3.625%	5/15/22	225	233
	Amgen Inc.	2.250%	8/19/23	150	151
	Amgen Inc.	3.625%	5/22/24	500	528
	Amgen Inc.	3.125%	5/1/25	175	183
	Amgen Inc.	2.600%	8/19/26	455	460
	Amgen Inc.	4.950%	10/1/41	300	356
	Amgen Inc.	5.150%	11/15/41	250	302
	Amgen Inc.	4.400%	5/1/45	450	504
	Amgen Inc.	4.563%	6/15/48	356	411
	Amgen Inc.	4.663%	6/15/51	659	775
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	770	820
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	1,245	1,436
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	2,485	2,943
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	254	258
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	568	588
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	100	106
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	316
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	225
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	275	324
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	50	51
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	70	71
	Anheuser-Busch InBev Worldwide Inc.	3.500%	1/12/24	150	158
	Anheuser-Busch InBev Worldwide Inc.	4.150%	1/23/25	475	517
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	500	549
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	875	1,013
	Anheuser-Busch InBev Worldwide Inc.	4.900%	1/23/31	340	405
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	275	308
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	235
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	125	157
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	325	383
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	325	329
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	475	540
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	626	699
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	725	940
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	250	292
	Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	125	170
	Archer-Daniels-Midland Co.	4.479%	3/1/21	163	168
	Archer-Daniels-Midland Co.	3.375%	3/15/22	100	103
	Archer-Daniels-Midland Co.	2.500%	8/11/26	200	203
	Archer-Daniels-Midland Co.	5.935%	10/1/32	80	105
	Archer-Daniels-Midland Co.	5.375%	9/15/35	95	120
	Archer-Daniels-Midland Co.	4.535%	3/26/42	50	59
	Archer-Daniels-Midland Co.	4.016%	4/16/43	200	221
	Archer-Daniels-Midland Co.	3.750%	9/15/47	100	109
	Archer-Daniels-Midland Co.	4.500%	3/15/49	125	152
	Ascension Health	2.532%	11/15/29	100	99
	Ascension Health	3.106%	11/15/39	100	98
	Ascension Health	3.945%	11/15/46	175	193
[3]	Ascension Health	4.847%	11/15/53	75	94
	AstraZeneca plc	2.375%	6/12/22	225	227
	AstraZeneca plc	3.500%	8/17/23	225	235
	AstraZeneca plc	3.375%	11/16/25	250	265
	AstraZeneca plc	3.125%	6/12/27	175	182
	AstraZeneca plc	4.000%	1/17/29	200	222
	AstraZeneca plc	6.450%	9/15/37	450	630
	AstraZeneca plc	4.000%	9/18/42	290	320
	AstraZeneca plc	4.375%	11/16/45	200	234
	AstraZeneca plc	4.375%	8/17/48	135	161
	BAT Capital Corp.	2.764%	8/15/22	325	329
	BAT Capital Corp.	3.222%	8/15/24	650	664
	BAT Capital Corp.	2.789%	9/6/24	200	201
	BAT Capital Corp.	3.215%	9/6/26	200	201
	BAT Capital Corp.	3.557%	8/15/27	675	687
	BAT Capital Corp.	3.462%	9/6/29	125	127
	BAT Capital Corp.	4.390%	8/15/37	525	532
	BAT Capital Corp.	4.540%	8/15/47	475	475
	BAT Capital Corp.	4.758%	9/6/49	250	258
	Baxalta Inc.	3.600%	6/23/22	15	15
	Baxalta Inc.	4.000%	6/23/25	97	104
	Baxalta Inc.	5.250%	6/23/45	73	93
	Baxter International Inc.	1.700%	8/15/21	150	150
	Baxter International Inc.	3.500%	8/15/46	100	97
	Baylor Scott & White Holdings	4.185%	11/15/45	100	112
	Beam Suntory Inc.	3.250%	5/15/22	50	51
	Becton Dickinson & Co.	3.125%	11/8/21	65	66
	Becton Dickinson & Co.	2.894%	6/6/22	350	356
	Becton Dickinson & Co.	3.300%	3/1/23	50	51
	Becton Dickinson & Co.	3.363%	6/6/24	1,100	1,143
	Becton Dickinson & Co.	3.734%	12/15/24	272	288
	Becton Dickinson & Co.	3.700%	6/6/27	375	399
	Becton Dickinson & Co.	4.875%	5/15/44	26	30
	Becton Dickinson & Co.	4.685%	12/15/44	196	227
	Becton Dickinson & Co.	4.669%	6/6/47	300	355
	Bio-Rad Laboratories Inc.	4.875%	12/15/20	75	77
	Biogen Inc.	3.625%	9/15/22	275	286
	Biogen Inc.	4.050%	9/15/25	300	326
	Biogen Inc.	5.200%	9/15/45	350	421
	Boston Scientific Corp.	3.375%	5/15/22	50	52
	Boston Scientific Corp.	3.450%	3/1/24	50	52
	Boston Scientific Corp.	3.850%	5/15/25	77	83
	Boston Scientific Corp.	3.750%	3/1/26	125	134
	Boston Scientific Corp.	4.000%	3/1/29	150	166
	Boston Scientific Corp.	7.000%	11/15/35	100	140
	Boston Scientific Corp.	4.550%	3/1/39	175	205
	Boston Scientific Corp.	7.375%	1/15/40	50	76
	Boston Scientific Corp.	4.700%	3/1/49	200	242
[6]	Bristol-Myers Squibb Co.	2.875%	2/19/21	125	126
[6]	Bristol-Myers Squibb Co.	2.550%	5/14/21	225	227
[6]	Bristol-Myers Squibb Co.	2.250%	8/15/21	75	75
[6]	Bristol-Myers Squibb Co.	2.600%	5/16/22	300	305
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	277
[6]	Bristol-Myers Squibb Co.	3.250%	8/15/22	175	180
[6]	Bristol-Myers Squibb Co.	3.550%	8/15/22	50	52
[6]	Bristol-Myers Squibb Co.	2.750%	2/15/23	150	152
[6]	Bristol-Myers Squibb Co.	3.250%	2/20/23	200	205
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	233
[6]	Bristol-Myers Squibb Co.	4.000%	8/15/23	125	133
[6]	Bristol-Myers Squibb Co.	3.625%	5/15/24	175	184
[6]	Bristol-Myers Squibb Co.	2.900%	7/26/24	625	644
[6]	Bristol-Myers Squibb Co.	3.875%	8/15/25	475	513
[6]	Bristol-Myers Squibb Co.	3.200%	6/15/26	460	482
[6]	Bristol-Myers Squibb Co.	3.450%	11/15/27	110	117
[6]	Bristol-Myers Squibb Co.	3.900%	2/20/28	275	300
[6]	Bristol-Myers Squibb Co.	3.400%	7/26/29	885	945
[6]	Bristol-Myers Squibb Co.	4.125%	6/15/39	380	438
[6]	Bristol-Myers Squibb Co.	5.700%	10/15/40	50	66
	Bristol-Myers Squibb Co.	3.250%	8/1/42	100	101
[6]	Bristol-Myers Squibb Co.	5.250%	8/15/43	150	191
	Bristol-Myers Squibb Co.	4.500%	3/1/44	100	117
[6]	Bristol-Myers Squibb Co.	4.625%	5/15/44	175	211
[6]	Bristol-Myers Squibb Co.	5.000%	8/15/45	400	505
[6]	Bristol-Myers Squibb Co.	4.350%	11/15/47	250	297

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[6]	Bristol-Myers Squibb Co.	4.550%	2/20/48	275	338
[6]	Bristol-Myers Squibb Co.	4.250%	10/26/49	725	854
	Brown-Forman Corp.	3.500%	4/15/25	75	80
	Brown-Forman Corp.	4.500%	7/15/45	100	123
	Bunge Ltd. Finance Corp.	3.000%	9/25/22	250	254
	Bunge Ltd. Finance Corp.	4.350%	3/15/24	125	131
	Bunge Ltd. Finance Corp.	3.750%	9/25/27	200	206
	Campbell Soup Co.	3.300%	3/15/21	275	279
	Campbell Soup Co.	3.650%	3/15/23	225	234
	Campbell Soup Co.	3.950%	3/15/25	200	212
	Campbell Soup Co.	3.300%	3/19/25	125	128
	Campbell Soup Co.	4.150%	3/15/28	175	189
	Campbell Soup Co.	3.800%	8/2/42	75	73
	Campbell Soup Co.	4.800%	3/15/48	135	156
	Cardinal Health Inc.	4.625%	12/15/20	100	103
	Cardinal Health Inc.	2.616%	6/15/22	115	116
	Cardinal Health Inc.	3.200%	3/15/23	150	154
	Cardinal Health Inc.	3.079%	6/15/24	290	298
	Cardinal Health Inc.	3.750%	9/15/25	100	106
	Cardinal Health Inc.	3.410%	6/15/27	265	271
	Cardinal Health Inc.	4.600%	3/15/43	75	75
	Cardinal Health Inc.	4.500%	11/15/44	50	49
	Cardinal Health Inc.	4.900%	9/15/45	100	104
	Cardinal Health Inc.	4.368%	6/15/47	125	124
	Children’s Hospital Corp.	4.115%	1/1/47	75	85
	Children’s Hospital Medical Center	4.268%	5/15/44	50	56
	CHRISTUS Health	4.341%	7/1/28	125	138
	Church & Dwight Co. Inc.	2.450%	8/1/22	25	25
	Church & Dwight Co. Inc.	3.150%	8/1/27	100	104
	Church & Dwight Co. Inc.	3.950%	8/1/47	75	82
[6]	Cigna Corp.	3.300%	2/25/21	150	152
	Cigna Corp.	3.400%	9/17/21	280	286
[6]	Cigna Corp.	4.750%	11/15/21	425	446
[6]	Cigna Corp.	3.900%	2/15/22	200	206
[6]	Cigna Corp.	4.000%	2/15/22	125	129
[6]	Cigna Corp.	3.050%	11/30/22	100	102
[6]	Cigna Corp.	3.000%	7/15/23	700	710
	Cigna Corp.	3.750%	7/15/23	200	209
[6]	Cigna Corp.	3.500%	6/15/24	175	182
[6]	Cigna Corp.	3.250%	4/15/25	250	257
	Cigna Corp.	4.125%	11/15/25	265	287
[6]	Cigna Corp.	4.500%	2/25/26	390	422
[6]	Cigna Corp.	3.400%	3/1/27	275	285
[6]	Cigna Corp.	7.875%	5/15/27	41	53
[6]	Cigna Corp.	3.050%	10/15/27	225	226
	Cigna Corp.	4.375%	10/15/28	610	675
	Cigna Corp.	4.800%	8/15/38	340	391
[6]	Cigna Corp.	6.125%	11/15/41	92	116
[6]	Cigna Corp.	4.800%	7/15/46	400	460
[6]	Cigna Corp.	3.875%	10/15/47	120	121
	Cigna Corp.	4.900%	12/15/48	570	676
	City of Hope	5.623%	11/15/43	75	99
	City of Hope	4.378%	8/15/48	100	115
	Cleveland Clinic Foundation	4.858%	1/1/14	75	93
	Clorox Co.	3.800%	11/15/21	250	258
	Clorox Co.	3.050%	9/15/22	100	102
	Clorox Co.	3.500%	12/15/24	175	185
	Clorox Co.	3.100%	10/1/27	50	52
	Clorox Co.	3.900%	5/15/28	50	55
	Coca-Cola Co.	1.875%	10/27/20	400	400
	Coca-Cola Co.	1.550%	9/1/21	175	175
	Coca-Cola Co.	3.300%	9/1/21	250	256
	Coca-Cola Co.	2.200%	5/25/22	100	101
	Coca-Cola Co.	3.200%	11/1/23	225	236
	Coca-Cola Co.	1.750%	9/6/24	100	100
	Coca-Cola Co.	2.875%	10/27/25	300	313
	Coca-Cola Co.	2.550%	6/1/26	100	102
	Coca-Cola Co.	2.250%	9/1/26	410	413
	Coca-Cola Co.	2.900%	5/25/27	50	52
	Coca-Cola Co.	2.125%	9/6/29	125	122
	Coca-Cola Consolidated Inc.	3.800%	11/25/25	125	131
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	250	264
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	150	185
	Colgate-Palmolive Co.	2.450%	11/15/21	75	76
	Colgate-Palmolive Co.	2.250%	11/15/22	75	76
	Colgate-Palmolive Co.	2.100%	5/1/23	280	282
	Colgate-Palmolive Co.	3.250%	3/15/24	100	106
	Colgate-Palmolive Co.	4.000%	8/15/45	125	149
	Colgate-Palmolive Co.	3.700%	8/1/47	50	58
	CommonSpirit Health	2.950%	11/1/22	75	76
	CommonSpirit Health	2.760%	10/1/24	100	101
	CommonSpirit Health	3.347%	10/1/29	175	176
[3]	CommonSpirit Health	4.350%	11/1/42	225	231
	CommonSpirit Health	3.817%	10/1/49	50	49
	CommonSpirit Health	4.187%	10/1/49	200	199
	Conagra Brands Inc.	3.800%	10/22/21	225	232
	Conagra Brands Inc.	3.250%	9/15/22	75	77
	Conagra Brands Inc.	3.200%	1/25/23	151	156
	Conagra Brands Inc.	4.300%	5/1/24	200	215
	Conagra Brands Inc.	4.600%	11/1/25	150	165
	Conagra Brands Inc.	7.000%	10/1/28	75	93
	Conagra Brands Inc.	4.850%	11/1/28	250	285
	Conagra Brands Inc.	8.250%	9/15/30	50	69
	Conagra Brands Inc.	5.300%	11/1/38	200	237
	Conagra Brands Inc.	5.400%	11/1/48	225	274
	Constellation Brands Inc.	3.750%	5/1/21	100	102
	Constellation Brands Inc.	2.700%	5/9/22	50	51
	Constellation Brands Inc.	2.650%	11/7/22	250	253
	Constellation Brands Inc.	3.200%	2/15/23	250	257
	Constellation Brands Inc.	4.250%	5/1/23	200	212
	Constellation Brands Inc.	4.750%	11/15/24	175	193
	Constellation Brands Inc.	4.400%	11/15/25	100	109
	Constellation Brands Inc.	3.700%	12/6/26	100	106
	Constellation Brands Inc.	3.500%	5/9/27	150	156
	Constellation Brands Inc.	3.600%	2/15/28	175	184
	Constellation Brands Inc.	4.650%	11/15/28	75	84
	Constellation Brands Inc.	3.150%	8/1/29	225	227
	Constellation Brands Inc.	4.500%	5/9/47	75	81
	Constellation Brands Inc.	4.100%	2/15/48	100	104
	Constellation Brands Inc.	5.250%	11/15/48	100	121
	Covidien International Finance SA	3.200%	6/15/22	200	205
	CVS Health Corp.	3.350%	3/9/21	383	389
	CVS Health Corp.	2.125%	6/1/21	250	250
	CVS Health Corp.	3.500%	7/20/22	350	361
	CVS Health Corp.	2.750%	12/1/22	150	152
	CVS Health Corp.	4.750%	12/1/22	150	160
	CVS Health Corp.	3.700%	3/9/23	1,155	1,202
	CVS Health Corp.	4.000%	12/5/23	195	206
	CVS Health Corp.	3.375%	8/12/24	475	494
	CVS Health Corp.	4.100%	3/25/25	905	970
	CVS Health Corp.	3.875%	7/20/25	765	815
	CVS Health Corp.	2.875%	6/1/26	425	431
	CVS Health Corp.	4.300%	3/25/28	1,635	1,782
	CVS Health Corp.	3.250%	8/15/29	360	365
	CVS Health Corp.	4.875%	7/20/35	125	142
	CVS Health Corp.	4.780%	3/25/38	1,000	1,131
	CVS Health Corp.	6.125%	9/15/39	75	96
	CVS Health Corp.	5.300%	12/5/43	150	178
	CVS Health Corp.	5.125%	7/20/45	875	1,030
	CVS Health Corp.	5.050%	3/25/48	1,550	1,833
	Danaher Corp.	3.350%	9/15/25	100	106
	Danaher Corp.	4.375%	9/15/45	75	88
	Dartmouth-Hitchcock Health	4.178%	8/1/48	100	111
	Delhaize America LLC	9.000%	4/15/31	100	147
	DH Europe Finance II Sarl	2.050%	11/15/22	250	250
	DH Europe Finance II Sarl	2.200%	11/15/24	250	249
	DH Europe Finance II Sarl	2.600%	11/15/29	150	149
	DH Europe Finance II Sarl	3.250%	11/15/39	175	176
	DH Europe Finance II Sarl	3.400%	11/15/49	175	179
	Diageo Capital plc	2.625%	4/29/23	500	508
	Diageo Capital plc	2.125%	10/24/24	200	200
	Diageo Capital plc	2.375%	10/24/29	200	197

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Diageo Capital plc	5.875%	9/30/36	50	68
Diageo Capital plc	3.875%	4/29/43	100	110
Diageo Investment Corp.	2.875%	5/11/22	300	306
Diageo Investment Corp.	4.250%	5/11/42	150	173
Dignity Health	3.125%	11/1/22	50	51
Dignity Health	3.812%	11/1/24	100	105
Dignity Health	4.500%	11/1/42	100	104
Dignity Health	5.267%	11/1/64	50	57
Duke University Health System Inc.	3.920%	6/1/47	100	111
Edwards Lifesciences Corp.	4.300%	6/15/28	100	111
Eli Lilly & Co.	2.350%	5/15/22	50	51
Eli Lilly & Co.	2.750%	6/1/25	71	73
Eli Lilly & Co.	3.375%	3/15/29	225	242
Eli Lilly & Co.	3.950%	3/15/49	400	461
Eli Lilly & Co.	4.150%	3/15/59	350	411
Estee Lauder Cos. Inc.	1.700%	5/10/21	225	224
Estee Lauder Cos. Inc.	3.150%	3/15/27	150	159
Estee Lauder Cos. Inc.	2.375%	12/1/29	25	25
Estee Lauder Cos. Inc.	6.000%	5/15/37	75	103
Estee Lauder Cos. Inc.	4.375%	6/15/45	100	119
Estee Lauder Cos. Inc.	4.150%	3/15/47	100	116
Estee Lauder Cos. Inc.	3.125%	12/1/49	125	125
Flowers Foods Inc.	4.375%	4/1/22	50	52
Flowers Foods Inc.	3.500%	10/1/26	75	77
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	100	111
General Mills Inc.	3.150%	12/15/21	25	26
General Mills Inc.	2.600%	10/12/22	250	254
General Mills Inc.	3.700%	10/17/23	575	606
General Mills Inc.	3.650%	2/15/24	100	105
General Mills Inc.	3.200%	2/10/27	150	157
General Mills Inc.	4.200%	4/17/28	225	250
General Mills Inc.	4.550%	4/17/38	75	87
General Mills Inc.	5.400%	6/15/40	100	123
General Mills Inc.	4.150%	2/15/43	100	107
General Mills Inc.	4.700%	4/17/48	75	89
Gilead Sciences Inc.	4.500%	4/1/21	150	154
Gilead Sciences Inc.	4.400%	12/1/21	725	756
Gilead Sciences Inc.	3.250%	9/1/22	375	387
Gilead Sciences Inc.	2.500%	9/1/23	300	304
Gilead Sciences Inc.	3.700%	4/1/24	470	499
Gilead Sciences Inc.	3.500%	2/1/25	335	355
Gilead Sciences Inc.	3.650%	3/1/26	575	618
Gilead Sciences Inc.	2.950%	3/1/27	225	233
Gilead Sciences Inc.	4.600%	9/1/35	100	120
Gilead Sciences Inc.	4.000%	9/1/36	150	166
Gilead Sciences Inc.	5.650%	12/1/41	175	230
Gilead Sciences Inc.	4.800%	4/1/44	300	359
Gilead Sciences Inc.	4.500%	2/1/45	325	375
Gilead Sciences Inc.	4.750%	3/1/46	505	603
Gilead Sciences Inc.	4.150%	3/1/47	475	525
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	51
GlaxoSmithKline Capital Inc.	3.375%	5/15/23	225	234
GlaxoSmithKline Capital Inc.	3.625%	5/15/25	325	348
GlaxoSmithKline Capital Inc.	3.875%	5/15/28	375	413
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	85	108
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	786
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	116
GlaxoSmithKline Capital plc	3.125%	5/14/21	375	381
GlaxoSmithKline Capital plc	2.850%	5/8/22	100	102
GlaxoSmithKline Capital plc	2.875%	6/1/22	350	357
GlaxoSmithKline Capital plc	3.000%	6/1/24	200	207
GlaxoSmithKline Capital plc	3.375%	6/1/29	200	214
Hackensack Meridian Health Inc.	4.211%	7/1/48	125	140
Hackensack Meridian Health Inc.	4.500%	7/1/57	50	59
Hasbro Inc.	3.900%	11/19/29	175	176
Hasbro Inc.	6.350%	3/15/40	125	146
Hasbro Inc.	5.100%	5/15/44	50	50
HCA Inc.	4.750%	5/1/23	250	267
HCA Inc.	5.000%	3/15/24	375	409
HCA Inc.	5.250%	4/15/25	320	358
HCA Inc.	5.250%	6/15/26	275	308
HCA Inc.	4.500%	2/15/27	25	27
HCA Inc.	4.125%	6/15/29	405	429
HCA Inc.	5.125%	6/15/39	100	111
HCA Inc.	5.500%	6/15/47	375	433
HCA Inc.	5.250%	6/15/49	400	450
Hershey Co.	4.125%	12/1/20	75	76
Hershey Co.	3.100%	5/15/21	75	76
Hershey Co.	2.625%	5/1/23	100	102
Hershey Co.	3.375%	5/15/23	150	157
Hershey Co.	2.050%	11/15/24	55	55
Hershey Co.	3.200%	8/21/25	65	68
Hershey Co.	2.300%	8/15/26	100	101
Hershey Co.	2.450%	11/15/29	130	130
Hershey Co.	3.125%	11/15/49	150	148
Indiana University Health Inc. Obligated Group	3.970%	11/1/48	125	140
Ingredion Inc.	3.200%	10/1/26	100	101
JM Smucker Co.	3.500%	10/15/21	175	179
JM Smucker Co.	3.000%	3/15/22	100	102
JM Smucker Co.	3.500%	3/15/25	175	184
JM Smucker Co.	3.375%	12/15/27	150	156
JM Smucker Co.	4.250%	3/15/35	100	108
JM Smucker Co.	4.375%	3/15/45	125	136
Johns Hopkins Health System Corp.	3.837%	5/15/46	100	109
Johnson & Johnson	1.950%	11/10/20	200	200
Johnson & Johnson	1.650%	3/1/21	275	274
Johnson & Johnson	2.250%	3/3/22	325	328
Johnson & Johnson	2.050%	3/1/23	125	126
Johnson & Johnson	3.375%	12/5/23	200	212
Johnson & Johnson	2.625%	1/15/25	250	258
Johnson & Johnson	2.450%	3/1/26	350	355
Johnson & Johnson	2.950%	3/3/27	200	210
Johnson & Johnson	2.900%	1/15/28	100	104
Johnson & Johnson	6.950%	9/1/29	75	105
Johnson & Johnson	4.950%	5/15/33	150	187
Johnson & Johnson	4.375%	12/5/33	175	208
Johnson & Johnson	3.550%	3/1/36	175	192
Johnson & Johnson	3.625%	3/3/37	300	331
Johnson & Johnson	5.950%	8/15/37	300	427
Johnson & Johnson	3.400%	1/15/38	200	214
Johnson & Johnson	4.500%	9/1/40	150	182
Johnson & Johnson	4.850%	5/15/41	75	95
Johnson & Johnson	4.500%	12/5/43	200	246
Johnson & Johnson	3.700%	3/1/46	350	395
Johnson & Johnson	3.750%	3/3/47	200	228
Johnson & Johnson	3.500%	1/15/48	200	216
Kaiser Foundation Hospitals	3.500%	4/1/22	50	52
Kaiser Foundation Hospitals	3.150%	5/1/27	100	104
Kaiser Foundation Hospitals	4.875%	4/1/42	235	288
Kaiser Foundation Hospitals	4.150%	5/1/47	150	171
Kaiser Foundation Hospitals	3.266%	11/1/49	200	201
Kellogg Co.	4.000%	12/15/20	28	28
Kellogg Co.	2.650%	12/1/23	126	128
Kellogg Co.	3.250%	4/1/26	125	130
Kellogg Co.	3.400%	11/15/27	125	131
Kellogg Co.	7.450%	4/1/31	25	35
Kellogg Co.	4.500%	4/1/46	250	278
Keurig Dr Pepper Inc.	3.551%	5/25/21	300	306
Keurig Dr Pepper Inc.	2.700%	11/15/22	50	50
Keurig Dr Pepper Inc.	4.057%	5/25/23	375	395
Keurig Dr Pepper Inc.	3.130%	12/15/23	350	359
Keurig Dr Pepper Inc.	4.417%	5/25/25	175	191
Keurig Dr Pepper Inc.	3.400%	11/15/25	100	104
Keurig Dr Pepper Inc.	2.550%	9/15/26	75	75
Keurig Dr Pepper Inc.	3.430%	6/15/27	100	104
Keurig Dr Pepper Inc.	4.597%	5/25/28	395	444
Keurig Dr Pepper Inc.	7.450%	5/1/38	16	22
Keurig Dr Pepper Inc.	4.985%	5/25/38	100	118
Keurig Dr Pepper Inc.	4.500%	11/15/45	200	218
Keurig Dr Pepper Inc.	4.420%	12/15/46	125	135

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kimberly-Clark Corp.	3.050%	8/15/25	50	52
	Kimberly-Clark Corp.	2.750%	2/15/26	100	103
	Kimberly-Clark Corp.	3.950%	11/1/28	50	56
	Kimberly-Clark Corp.	3.200%	4/25/29	150	160
	Kimberly-Clark Corp.	6.625%	8/1/37	250	368
	Kimberly-Clark Corp.	5.300%	3/1/41	25	33
	Kimberly-Clark Corp.	3.200%	7/30/46	175	176
	Koninklijke Ahold Delhaize NV	5.700%	10/1/40	37	45
	Koninklijke Philips NV	6.875%	3/11/38	100	140
	Koninklijke Philips NV	5.000%	3/15/42	150	179
	Kraft Foods Group Inc.	6.875%	1/26/39	200	250
	Kraft Foods Group Inc.	6.500%	2/9/40	50	61
	Kraft Foods Group Inc.	5.000%	6/4/42	235	251
	Kraft Heinz Foods Co.	3.500%	7/15/22	256	264
	Kraft Heinz Foods Co.	4.000%	6/15/23	240	252
	Kraft Heinz Foods Co.	3.950%	7/15/25	360	381
	Kraft Heinz Foods Co.	3.000%	6/1/26	400	400
	Kraft Heinz Foods Co.	4.625%	1/30/29	200	219
[6]	Kraft Heinz Foods Co.	3.750%	4/1/30	200	205
	Kraft Heinz Foods Co.	5.000%	7/15/35	195	217
[6]	Kraft Heinz Foods Co.	4.625%	10/1/39	100	104
	Kraft Heinz Foods Co.	5.200%	7/15/45	495	534
	Kraft Heinz Foods Co.	4.375%	6/1/46	700	689
[6]	Kraft Heinz Foods Co.	4.875%	10/1/49	300	312
	Kroger Co.	3.300%	1/15/21	250	253
	Kroger Co.	2.600%	2/1/21	50	50
	Kroger Co.	2.950%	11/1/21	150	152
	Kroger Co.	3.400%	4/15/22	75	77
	Kroger Co.	2.800%	8/1/22	100	102
	Kroger Co.	4.000%	2/1/24	100	106
	Kroger Co.	3.500%	2/1/26	160	167
	Kroger Co.	2.650%	10/15/26	140	140
	Kroger Co.	3.700%	8/1/27	100	107
	Kroger Co.	7.700%	6/1/29	50	67
	Kroger Co.	8.000%	9/15/29	125	171
	Kroger Co.	7.500%	4/1/31	100	137
	Kroger Co.	5.400%	7/15/40	50	58
	Kroger Co.	5.000%	4/15/42	125	139
	Kroger Co.	5.150%	8/1/43	100	112
	Kroger Co.	3.875%	10/15/46	50	49
	Kroger Co.	4.450%	2/1/47	225	238
	Kroger Co.	4.650%	1/15/48	150	163
	Laboratory Corp. of America Holdings	3.200%	2/1/22	500	510
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	26
	Laboratory Corp. of America Holdings	3.250%	9/1/24	150	156
	Laboratory Corp. of America Holdings	2.300%	12/1/24	100	100
	Laboratory Corp. of America Holdings	3.600%	2/1/25	200	210
	Laboratory Corp. of America Holdings	3.600%	9/1/27	100	105
	Laboratory Corp. of America Holdings	2.950%	12/1/29	125	125
	Laboratory Corp. of America Holdings	4.700%	2/1/45	195	219
[3]	Mayo Clinic	3.774%	11/15/43	75	81
[3]	Mayo Clinic	4.128%	11/15/52	50	56
	McCormick & Co. Inc.	3.900%	7/15/21	50	51
	McCormick & Co. Inc.	3.150%	8/15/24	150	155
	McCormick & Co. Inc.	3.400%	8/15/27	150	156
	McKesson Corp.	3.796%	3/15/24	200	210
	McKesson Corp.	3.950%	2/16/28	200	212
	Mead Johnson Nutrition Co.	3.000%	11/15/20	150	151
	Mead Johnson Nutrition Co.	4.125%	11/15/25	125	137
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	134
	Mead Johnson Nutrition Co.	4.600%	6/1/44	150	180
	Medtronic Inc.	3.150%	3/15/22	325	334
	Medtronic Inc.	3.500%	3/15/25	397	425
	Medtronic Inc.	4.375%	3/15/35	611	721
	Medtronic Inc.	4.625%	3/15/45	344	431
	Memorial Health Services	3.447%	11/1/49	150	147
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	150	173
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	25	29
	Merck & Co. Inc.	3.875%	1/15/21	225	229
	Merck & Co. Inc.	2.350%	2/10/22	250	253
	Merck & Co. Inc.	2.400%	9/15/22	250	253
	Merck & Co. Inc.	2.800%	5/18/23	325	335
	Merck & Co. Inc.	2.900%	3/7/24	25	26
	Merck & Co. Inc.	2.750%	2/10/25	525	542
	Merck & Co. Inc.	3.400%	3/7/29	275	297
	Merck & Co. Inc.	6.500%	12/1/33	125	176
	Merck & Co. Inc.	3.900%	3/7/39	200	228
	Merck & Co. Inc.	3.600%	9/15/42	100	108
	Merck & Co. Inc.	4.150%	5/18/43	200	236
	Merck & Co. Inc.	3.700%	2/10/45	525	580
	Merck & Co. Inc.	4.000%	3/7/49	375	436
	Mercy Health	4.302%	7/1/28	25	28
	Molson Coors Beverage Co.	2.100%	7/15/21	100	100
	Molson Coors Beverage Co.	3.500%	5/1/22	25	26
	Molson Coors Beverage Co.	3.000%	7/15/26	375	379
	Molson Coors Beverage Co.	5.000%	5/1/42	100	109
	Molson Coors Beverage Co.	4.200%	7/15/46	475	473
[6]	Mondelez International Holdings Netherlands BV	2.125%	9/19/22	200	200
	Mondelez International Inc.	3.625%	2/13/26	100	107
[3]	Montefiore Obligated Group	5.246%	11/1/48	150	168
[3]	Mount Sinai Hospitals Group Inc.	3.981%	7/1/48	50	52
[3]	Mount Sinai Hospitals Group Inc.	3.737%	7/1/49	100	99
	Mylan Inc.	4.200%	11/29/23	100	106
	Mylan Inc.	4.550%	4/15/28	150	161
	Mylan Inc.	5.400%	11/29/43	125	136
	Mylan Inc.	5.200%	4/15/48	125	138
	Mylan NV	3.150%	6/15/21	400	404
	Mylan NV	3.950%	6/15/26	375	389
	Mylan NV	5.250%	6/15/46	200	223
	New York & Presbyterian Hospital	4.024%	8/1/45	130	145
	New York & Presbyterian Hospital	4.063%	8/1/56	75	81
	New York & Presbyterian Hospital	3.954%	8/1/19	125	125
	Northwell Healthcare Inc.	3.979%	11/1/46	100	102
	Northwell Healthcare Inc.	4.260%	11/1/47	200	214
	Northwell Healthcare Inc.	3.809%	11/1/49	100	100
	Novartis Capital Corp.	2.400%	5/17/22	400	405
	Novartis Capital Corp.	2.400%	9/21/22	175	178
	Novartis Capital Corp.	3.400%	5/6/24	400	423
	Novartis Capital Corp.	3.000%	11/20/25	350	367
	Novartis Capital Corp.	3.100%	5/17/27	175	184
	Novartis Capital Corp.	3.700%	9/21/42	100	110
	Novartis Capital Corp.	4.400%	5/6/44	375	455
	Novartis Capital Corp.	4.000%	11/20/45	225	261
	NYU Hospitals Center	4.784%	7/1/44	100	120
[3]	NYU Hospitals Center	4.368%	7/1/47	110	123
	Orlando Health Obligated Group	4.089%	10/1/48	50	55
	Partners Healthcare System Inc.	4.117%	7/1/55	50	55
	PeaceHealth Obligated Group	4.787%	11/15/48	75	92
	PepsiCo Inc.	2.000%	4/15/21	300	301
	PepsiCo Inc.	3.000%	8/25/21	150	153
	PepsiCo Inc.	1.700%	10/6/21	175	175
	PepsiCo Inc.	2.750%	3/5/22	375	383
	PepsiCo Inc.	2.250%	5/2/22	150	151
	PepsiCo Inc.	3.600%	3/1/24	700	744
	PepsiCo Inc.	2.750%	4/30/25	200	207
	PepsiCo Inc.	3.500%	7/17/25	125	134
	PepsiCo Inc.	2.375%	10/6/26	225	228
	PepsiCo Inc.	3.000%	10/15/27	325	343
	PepsiCo Inc.	2.625%	7/29/29	200	204
	PepsiCo Inc.	4.000%	3/5/42	175	199
	PepsiCo Inc.	3.600%	8/13/42	100	107
	PepsiCo Inc.	4.250%	10/22/44	225	265
	PepsiCo Inc.	4.600%	7/17/45	75	93
	PepsiCo Inc.	4.450%	4/14/46	275	338
	PepsiCo Inc.	3.450%	10/6/46	300	317
	PepsiCo Inc.	4.000%	5/2/47	100	115
	PepsiCo Inc.	3.375%	7/29/49	200	209
	PepsiCo Inc.	2.875%	10/15/49	325	311
	PerkinElmer Inc.	3.300%	9/15/29	175	178
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	200	206
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	225	232

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	80	74
	Pfizer Inc.	1.950%	6/3/21	225	226
	Pfizer Inc.	3.000%	9/15/21	125	127
	Pfizer Inc.	2.200%	12/15/21	100	101
	Pfizer Inc.	2.800%	3/11/22	200	204
	Pfizer Inc.	3.200%	9/15/23	125	130
	Pfizer Inc.	2.950%	3/15/24	150	156
	Pfizer Inc.	3.400%	5/15/24	100	106
	Pfizer Inc.	2.750%	6/3/26	290	299
	Pfizer Inc.	3.000%	12/15/26	300	315
	Pfizer Inc.	3.600%	9/15/28	200	218
	Pfizer Inc.	3.450%	3/15/29	375	403
	Pfizer Inc.	4.000%	12/15/36	200	228
	Pfizer Inc.	4.100%	9/15/38	150	171
	Pfizer Inc.	3.900%	3/15/39	125	141
	Pfizer Inc.	7.200%	3/15/39	425	666
	Pfizer Inc.	4.300%	6/15/43	125	147
	Pfizer Inc.	4.400%	5/15/44	200	239
	Pfizer Inc.	4.125%	12/15/46	250	288
	Pfizer Inc.	4.200%	9/15/48	450	527
	Pfizer Inc.	4.000%	3/15/49	250	289
	Pharmacia LLC	6.600%	12/1/28	175	230
	Philip Morris International Inc.	1.875%	2/25/21	125	125
	Philip Morris International Inc.	2.500%	11/2/22	300	305
	Philip Morris International Inc.	2.625%	3/6/23	100	102
	Philip Morris International Inc.	2.125%	5/10/23	95	95
	Philip Morris International Inc.	3.600%	11/15/23	500	526
	Philip Morris International Inc.	2.875%	5/1/24	220	226
	Philip Morris International Inc.	3.250%	11/10/24	250	262
	Philip Morris International Inc.	3.375%	8/11/25	150	158
	Philip Morris International Inc.	2.750%	2/25/26	180	182
	Philip Morris International Inc.	3.125%	3/2/28	100	103
	Philip Morris International Inc.	3.375%	8/15/29	200	209
	Philip Morris International Inc.	6.375%	5/16/38	200	278
	Philip Morris International Inc.	4.375%	11/15/41	350	388
	Philip Morris International Inc.	4.500%	3/20/42	125	140
	Philip Morris International Inc.	3.875%	8/21/42	25	26
	Philip Morris International Inc.	4.125%	3/4/43	175	189
	Philip Morris International Inc.	4.875%	11/15/43	155	182
	Philip Morris International Inc.	4.250%	11/10/44	200	220
[3]	Procter & Gamble - Esop	9.360%	1/1/21	83	87
	Procter & Gamble Co.	1.900%	10/23/20	100	100
	Procter & Gamble Co.	1.850%	2/2/21	100	100
	Procter & Gamble Co.	1.700%	11/3/21	125	125
	Procter & Gamble Co.	2.300%	2/6/22	425	431
	Procter & Gamble Co.	3.100%	8/15/23	150	157
	Procter & Gamble Co.	2.700%	2/2/26	100	104
	Procter & Gamble Co.	2.450%	11/3/26	100	103
	Procter & Gamble Co.	3.500%	10/25/47	225	253
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	50	50
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	150	147
[3]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	75	78
[3]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	75	80
	Quest Diagnostics Inc.	4.250%	4/1/24	100	107
	Quest Diagnostics Inc.	3.500%	3/30/25	100	105
	Quest Diagnostics Inc.	3.450%	6/1/26	125	131
	Quest Diagnostics Inc.	4.200%	6/30/29	140	154
	Quest Diagnostics Inc.	2.950%	6/30/30	160	160
	Quest Diagnostics Inc.	5.750%	1/30/40	13	14
	Quest Diagnostics Inc.	4.700%	3/30/45	25	28
	Reynolds American Inc.	4.000%	6/12/22	175	182
	Reynolds American Inc.	4.850%	9/15/23	125	135
	Reynolds American Inc.	4.450%	6/12/25	475	511
	Reynolds American Inc.	5.700%	8/15/35	175	202
	Reynolds American Inc.	7.250%	6/15/37	100	128
	Reynolds American Inc.	6.150%	9/15/43	75	87
	Reynolds American Inc.	5.850%	8/15/45	375	429
	RWJ Barnabas Health Inc.	3.949%	7/1/46	100	106
	RWJ Barnabas Health Inc.	3.477%	7/1/49	25	25
	Sanofi	4.000%	3/29/21	350	359
	Sanofi	3.375%	6/19/23	225	236
	Sanofi	3.625%	6/19/28	225	250
	Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	700	703
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	625	636
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	575	592
	Spectrum Health System Obligated Group	3.487%	7/15/49	75	75
	SSM Health Care Corp.	3.688%	6/1/23	150	156
	SSM Health Care Corp.	3.823%	6/1/27	100	106
	Stanford Health Care	3.795%	11/15/48	125	135
	Stryker Corp.	2.625%	3/15/21	150	151
	Stryker Corp.	3.375%	5/15/24	213	223
	Stryker Corp.	3.375%	11/1/25	140	147
	Stryker Corp.	3.500%	3/15/26	183	194
	Stryker Corp.	3.650%	3/7/28	50	54
	Stryker Corp.	4.100%	4/1/43	75	81
	Stryker Corp.	4.375%	5/15/44	50	57
	Stryker Corp.	4.625%	3/15/46	175	210
	Sutter Health	3.695%	8/15/28	75	80
	Sutter Health	4.091%	8/15/48	75	83
	Sysco Corp.	2.500%	7/15/21	75	76
	Sysco Corp.	2.600%	6/12/22	125	127
	Sysco Corp.	3.750%	10/1/25	75	80
	Sysco Corp.	3.300%	7/15/26	250	263
	Sysco Corp.	3.250%	7/15/27	175	183
	Sysco Corp.	4.850%	10/1/45	50	60
	Sysco Corp.	4.500%	4/1/46	200	229
	Sysco Corp.	4.450%	3/15/48	100	114
	Takeda Pharmaceutical Co. Ltd.	4.000%	11/26/21	200	207
	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	200	214
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	405	471
[3]	Texas Health Resources	4.330%	11/15/55	25	29
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	125	128
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	400	427
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	200	206
	Thermo Fisher Scientific Inc.	3.200%	8/15/27	50	52
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	225	222
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	185	234
	Toledo Hospital	5.325%	11/15/28	50	54
	Trinity Health Corp.	4.125%	12/1/45	85	93
	Tyson Foods Inc.	2.250%	8/23/21	50	50
	Tyson Foods Inc.	4.500%	6/15/22	275	289
	Tyson Foods Inc.	3.900%	9/28/23	100	106
	Tyson Foods Inc.	3.950%	8/15/24	925	989
	Tyson Foods Inc.	3.550%	6/2/27	275	292
	Tyson Foods Inc.	4.350%	3/1/29	280	317
	Tyson Foods Inc.	4.875%	8/15/34	100	117
	Tyson Foods Inc.	5.150%	8/15/44	200	242
	Tyson Foods Inc.	4.550%	6/2/47	150	170
	Tyson Foods Inc.	5.100%	9/28/48	275	346
	Unilever Capital Corp.	4.250%	2/10/21	200	205
	Unilever Capital Corp.	2.750%	3/22/21	100	101
	Unilever Capital Corp.	1.375%	7/28/21	100	99
	Unilever Capital Corp.	3.000%	3/7/22	100	102
	Unilever Capital Corp.	3.250%	3/7/24	250	262
	Unilever Capital Corp.	2.600%	5/5/24	450	460
	Unilever Capital Corp.	3.100%	7/30/25	225	235
	Unilever Capital Corp.	2.000%	7/28/26	125	124
	Unilever Capital Corp.	3.500%	3/22/28	200	216
	Unilever Capital Corp.	2.125%	9/6/29	175	170
	Unilever Capital Corp.	5.900%	11/15/32	200	271
	Whirlpool Corp.	4.700%	6/1/22	100	106
	Whirlpool Corp.	4.000%	3/1/24	50	53
	Whirlpool Corp.	3.700%	5/1/25	75	79
	Whirlpool Corp.	4.750%	2/26/29	150	167

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Whirlpool Corp.	4.500%	6/1/46	100	103
[3]	Willis-Knighton Medical Center	4.813%	9/1/48	50	60
	Wyeth LLC	7.250%	3/1/23	250	289
	Wyeth LLC	6.450%	2/1/24	300	350
	Wyeth LLC	6.500%	2/1/34	150	209
	Wyeth LLC	6.000%	2/15/36	85	113
	Wyeth LLC	5.950%	4/1/37	385	524
	Zeneca Wilmington Inc.	7.000%	11/15/23	25	29
	Zimmer Biomet Holdings Inc.	3.375%	11/30/21	100	102
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	175	179
	Zimmer Biomet Holdings Inc.	3.700%	3/19/23	50	52
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	350	368
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	59
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	150	157
	Zoetis Inc.	3.450%	11/13/20	75	76
	Zoetis Inc.	3.250%	8/20/21	50	51
	Zoetis Inc.	3.250%	2/1/23	350	361
	Zoetis Inc.	4.500%	11/13/25	100	111
	Zoetis Inc.	3.000%	9/12/27	150	153
	Zoetis Inc.	3.900%	8/20/28	100	108
	Zoetis Inc.	4.700%	2/1/43	175	208
	Zoetis Inc.	3.950%	9/12/47	150	163
	Zoetis Inc.	4.450%	8/20/48	75	88

	Energy (2.4%)
	Apache Corp.	3.625%	2/1/21	17	17
	Apache Corp.	3.250%	4/15/22	21	21
	Apache Corp.	4.375%	10/15/28	400	417
	Apache Corp.	5.100%	9/1/40	350	355
	Apache Corp.	5.250%	2/1/42	100	104
	Apache Corp.	4.750%	4/15/43	200	191
	Apache Corp.	4.250%	1/15/44	150	138
	Baker Hughes a GE Co. LLC	5.125%	9/15/40	175	206
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	425	433
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	200	208
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.138%	11/7/29	250	256
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	275	282
	Boardwalk Pipelines LP	3.375%	2/1/23	100	102
	Boardwalk Pipelines LP	4.950%	12/15/24	150	162
	Boardwalk Pipelines LP	5.950%	6/1/26	200	224
	Boardwalk Pipelines LP	4.450%	7/15/27	100	103
	Boardwalk Pipelines LP	4.800%	5/3/29	100	106
	BP Capital Markets America Inc.	4.742%	3/11/21	350	362
	BP Capital Markets America Inc.	3.245%	5/6/22	250	258
	BP Capital Markets America Inc.	2.520%	9/19/22	50	51
	BP Capital Markets America Inc.	2.750%	5/10/23	300	307
	BP Capital Markets America Inc.	3.216%	11/28/23	1,082	1,124
	BP Capital Markets America Inc.	3.796%	9/21/25	125	135
	BP Capital Markets America Inc.	3.410%	2/11/26	100	106
	BP Capital Markets America Inc.	3.119%	5/4/26	550	573
	BP Capital Markets America Inc.	3.017%	1/16/27	400	414
	BP Capital Markets America Inc.	3.937%	9/21/28	175	193
	BP Capital Markets America Inc.	4.234%	11/6/28	100	113
	BP Capital Markets plc	3.062%	3/17/22	25	26
	BP Capital Markets plc	2.500%	11/6/22	450	458
	BP Capital Markets plc	3.994%	9/26/23	200	213
	BP Capital Markets plc	3.814%	2/10/24	400	427
	BP Capital Markets plc	3.535%	11/4/24	68	72
	BP Capital Markets plc	3.506%	3/17/25	200	213
	BP Capital Markets plc	3.279%	9/19/27	150	158
	BP Capital Markets plc	3.723%	11/28/28	100	109
	Burlington Resources Finance Co.	7.400%	12/1/31	175	249
	Canadian Natural Resources Ltd.	3.450%	11/15/21	100	102
	Canadian Natural Resources Ltd.	2.950%	1/15/23	200	204
	Canadian Natural Resources Ltd.	3.850%	6/1/27	750	798
	Canadian Natural Resources Ltd.	7.200%	1/15/32	150	203
	Canadian Natural Resources Ltd.	6.450%	6/30/33	125	160
	Canadian Natural Resources Ltd.	5.850%	2/1/35	100	123
	Canadian Natural Resources Ltd.	6.500%	2/15/37	50	65
	Canadian Natural Resources Ltd.	6.250%	3/15/38	100	129
	Canadian Natural Resources Ltd.	4.950%	6/1/47	140	170
	Cenovus Energy Inc.	3.800%	9/15/23	351	364
	Cenovus Energy Inc.	4.250%	4/15/27	225	237
	Cenovus Energy Inc.	5.250%	6/15/37	150	165
	Cenovus Energy Inc.	6.750%	11/15/39	300	382
	Cenovus Energy Inc.	5.400%	6/15/47	300	350
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	200	230
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	225	253
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	475	526
[6]	Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	300	307
	Chevron Corp.	2.100%	5/16/21	300	301
	Chevron Corp.	2.498%	3/3/22	100	102
	Chevron Corp.	2.355%	12/5/22	1,130	1,145
	Chevron Corp.	3.191%	6/24/23	225	234
	Chevron Corp.	2.895%	3/3/24	100	103
	Chevron Corp.	2.954%	5/16/26	400	418
	Cimarex Energy Co.	4.375%	6/1/24	200	211
	Cimarex Energy Co.	3.900%	5/15/27	250	258
	Cimarex Energy Co.	4.375%	3/15/29	100	106
	Columbia Pipeline Group Inc.	4.500%	6/1/25	300	328
	Columbia Pipeline Group Inc.	5.800%	6/1/45	100	127
	Concho Resources Inc.	3.750%	10/1/27	400	419
	Concho Resources Inc.	4.875%	10/1/47	200	233
	Concho Resources Inc.	4.850%	8/15/48	125	145
	ConocoPhillips	5.900%	10/15/32	450	588
	ConocoPhillips	5.900%	5/15/38	450	611
	ConocoPhillips	6.500%	2/1/39	200	290
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	268
	ConocoPhillips Co.	4.300%	11/15/44	125	146
	ConocoPhillips Holding Co.	6.950%	4/15/29	350	475
	Continental Resources Inc.	5.000%	9/15/22	175	176
	Continental Resources Inc.	4.500%	4/15/23	200	209
	Continental Resources Inc.	4.375%	1/15/28	200	212
	Continental Resources Inc.	4.900%	6/1/44	100	107
	Devon Energy Corp.	5.850%	12/15/25	100	118
	Devon Energy Corp.	7.950%	4/15/32	163	231
	Devon Energy Corp.	5.600%	7/15/41	325	395
	Devon Energy Corp.	4.750%	5/15/42	200	224
	Devon Financing Co. LLC	7.875%	9/30/31	160	220
	Diamondback Energy Inc.	2.875%	12/1/24	200	202
	Diamondback Energy Inc.	3.250%	12/1/26	200	202
	Diamondback Energy Inc.	3.500%	12/1/29	250	254
	Dominion Energy Gas Holdings LLC	2.500%	11/15/24	100	100
	Dominion Energy Gas Holdings LLC	3.600%	12/15/24	200	210
	Dominion Energy Gas Holdings LLC	3.000%	11/15/29	100	99
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	200	217
	Enable Midstream Partners LP	3.900%	5/15/24	150	153
	Enable Midstream Partners LP	4.400%	3/15/27	150	147
	Enable Midstream Partners LP	4.950%	5/15/28	100	101
	Enable Midstream Partners LP	4.150%	9/15/29	200	189
	Enable Midstream Partners LP	5.000%	5/15/44	100	90
	Enbridge Energy Partners LP	5.875%	10/15/25	150	175
	Enbridge Energy Partners LP	7.500%	4/15/38	150	214
	Enbridge Energy Partners LP	5.500%	9/15/40	75	89
	Enbridge Energy Partners LP	7.375%	10/15/45	125	186
	Enbridge Inc.	2.900%	7/15/22	75	76
	Enbridge Inc.	2.500%	1/15/25	100	101
	Enbridge Inc.	3.700%	7/15/27	150	158
	Enbridge Inc.	3.125%	11/15/29	200	202
	Enbridge Inc.	4.500%	6/10/44	100	110
	Enbridge Inc.	4.000%	11/15/49	100	104
	Encana Corp.	6.500%	8/15/34	300	352
	Encana Corp.	6.625%	8/15/37	200	237
	Encana Corp.	6.500%	2/1/38	100	117
	Energy Transfer Operating LP	4.650%	6/1/21	105	108
	Energy Transfer Operating LP	3.600%	2/1/23	450	461
	Energy Transfer Operating LP	4.250%	3/15/23	400	418
	Energy Transfer Operating LP	4.200%	9/15/23	80	84

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Energy Transfer Operating LP	4.050%	3/15/25	1,000	1,048
	Energy Transfer Operating LP	4.750%	1/15/26	100	108
	Energy Transfer Operating LP	4.200%	4/15/27	100	105
	Energy Transfer Operating LP	5.500%	6/1/27	380	427
	Energy Transfer Operating LP	5.250%	4/15/29	325	364
	Energy Transfer Operating LP	6.250%	4/15/49	320	385
	Energy Transfer Partners LP	4.950%	6/15/28	350	383
	Energy Transfer Partners LP	6.625%	10/15/36	150	178
	Energy Transfer Partners LP	5.800%	6/15/38	150	169
	Energy Transfer Partners LP	6.050%	6/1/41	100	112
	Energy Transfer Partners LP	6.500%	2/1/42	275	327
	Energy Transfer Partners LP	5.150%	3/15/45	150	158
	Energy Transfer Partners LP	6.125%	12/15/45	200	231
	Energy Transfer Partners LP	5.300%	4/15/47	200	214
	Energy Transfer Partners LP	6.000%	6/15/48	100	116
	Enterprise Products Operating LLC	2.800%	2/15/21	125	126
	Enterprise Products Operating LLC	3.500%	2/1/22	100	103
	Enterprise Products Operating LLC	3.350%	3/15/23	425	439
	Enterprise Products Operating LLC	3.900%	2/15/24	175	186
	Enterprise Products Operating LLC	3.750%	2/15/25	150	160
	Enterprise Products Operating LLC	3.700%	2/15/26	200	213
	Enterprise Products Operating LLC	3.950%	2/15/27	100	108
	Enterprise Products Operating LLC	3.125%	7/31/29	550	565
	Enterprise Products Operating LLC	6.875%	3/1/33	175	238
	Enterprise Products Operating LLC	7.550%	4/15/38	150	216
	Enterprise Products Operating LLC	6.125%	10/15/39	300	390
	Enterprise Products Operating LLC	5.950%	2/1/41	175	225
	Enterprise Products Operating LLC	4.450%	2/15/43	300	328
	Enterprise Products Operating LLC	4.850%	3/15/44	370	428
	Enterprise Products Operating LLC	5.100%	2/15/45	33	39
	Enterprise Products Operating LLC	4.900%	5/15/46	425	498
	Enterprise Products Operating LLC	4.250%	2/15/48	300	324
	Enterprise Products Operating LLC	4.800%	2/1/49	120	141
	Enterprise Products Operating LLC	4.200%	1/31/50	250	268
	Enterprise Products Operating LLC	4.950%	10/15/54	100	116
[3]	Enterprise Products Operating LLC	5.250%	8/16/77	100	100
[3]	Enterprise Products Operating LLC	5.375%	2/15/78	200	198
	EOG Resources Inc.	4.100%	2/1/21	350	358
	EOG Resources Inc.	2.625%	3/15/23	450	458
	EOG Resources Inc.	4.150%	1/15/26	150	165
	EOG Resources Inc.	3.900%	4/1/35	75	83
	EQM Midstream Partners LP	4.750%	7/15/23	275	276
	EQM Midstream Partners LP	4.000%	8/1/24	100	97
	EQM Midstream Partners LP	4.125%	12/1/26	100	94
	EQM Midstream Partners LP	5.500%	7/15/28	150	147
	EQT Corp.	4.875%	11/15/21	125	128
	EQT Corp.	3.000%	10/1/22	150	147
	EQT Corp.	3.900%	10/1/27	200	186
	EQT Midstream Partners LP	6.500%	7/15/48	110	103
	Exxon Mobil Corp.	2.222%	3/1/21	400	402
	Exxon Mobil Corp.	2.397%	3/6/22	350	354
	Exxon Mobil Corp.	1.902%	8/16/22	300	302
	Exxon Mobil Corp.	2.726%	3/1/23	350	358
	Exxon Mobil Corp.	2.019%	8/16/24	100	100
	Exxon Mobil Corp.	2.709%	3/6/25	300	310
	Exxon Mobil Corp.	3.043%	3/1/26	300	315
	Exxon Mobil Corp.	2.275%	8/16/26	200	200
	Exxon Mobil Corp.	2.440%	8/16/29	250	251
	Exxon Mobil Corp.	2.995%	8/16/39	200	200
	Exxon Mobil Corp.	3.567%	3/6/45	235	251
	Exxon Mobil Corp.	4.114%	3/1/46	400	468
	Exxon Mobil Corp.	3.095%	8/16/49	300	297
	Halliburton Co.	3.500%	8/1/23	225	234
	Halliburton Co.	3.800%	11/15/25	350	373
	Halliburton Co.	4.850%	11/15/35	200	226
	Halliburton Co.	6.700%	9/15/38	345	455
	Halliburton Co.	4.500%	11/15/41	100	107
	Halliburton Co.	4.750%	8/1/43	150	165
	Halliburton Co.	5.000%	11/15/45	400	455
	Helmerich & Payne Inc.	4.650%	3/15/25	50	54
	Hess Corp.	3.500%	7/15/24	100	103
	Hess Corp.	4.300%	4/1/27	250	266
	Hess Corp.	7.125%	3/15/33	100	127
	Hess Corp.	6.000%	1/15/40	150	177
	Hess Corp.	5.600%	2/15/41	300	350
	Hess Corp.	5.800%	4/1/47	125	152
	HollyFrontier Corp.	5.875%	4/1/26	200	225
	Husky Energy Inc.	4.000%	4/15/24	150	158
	Husky Energy Inc.	4.400%	4/15/29	250	269
	Husky Energy Inc.	6.800%	9/15/37	50	65
	Kinder Morgan Energy Partners LP	5.000%	10/1/21	150	156
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	26
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	250	259
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	625	668
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	363
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	59
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	312
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	66
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	253
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	317
	Kinder Morgan Energy Partners LP	5.625%	9/1/41	50	58
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	27
	Kinder Morgan Energy Partners LP	4.700%	11/1/42	475	502
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	82
[6]	Kinder Morgan Inc.	5.000%	2/15/21	75	77
	Kinder Morgan Inc.	3.150%	1/15/23	200	204
	Kinder Morgan Inc.	4.300%	6/1/25	300	325
	Kinder Morgan Inc.	4.300%	3/1/28	500	544
	Kinder Morgan Inc.	7.800%	8/1/31	290	397
	Kinder Morgan Inc.	7.750%	1/15/32	265	363
	Kinder Morgan Inc.	5.300%	12/1/34	175	206
	Kinder Morgan Inc.	5.550%	6/1/45	200	239
	Kinder Morgan Inc.	5.050%	2/15/46	350	391
	Magellan Midstream Partners LP	4.250%	2/1/21	100	102
	Magellan Midstream Partners LP	5.150%	10/15/43	125	146
	Magellan Midstream Partners LP	4.250%	9/15/46	200	212
	Magellan Midstream Partners LP	4.200%	10/3/47	100	105
	Magellan Midstream Partners LP	4.850%	2/1/49	100	115
	Magellan Midstream Partners LP	3.950%	3/1/50	100	103
	Marathon Oil Corp.	2.800%	11/1/22	175	178
	Marathon Oil Corp.	3.850%	6/1/25	200	211
	Marathon Oil Corp.	6.800%	3/15/32	400	507
	Marathon Oil Corp.	5.200%	6/1/45	100	116
	Marathon Petroleum Corp.	5.125%	3/1/21	375	388
	Marathon Petroleum Corp.	5.375%	10/1/22	200	202
	Marathon Petroleum Corp.	4.750%	12/15/23	500	543
	Marathon Petroleum Corp.	5.125%	12/15/26	200	226
	Marathon Petroleum Corp.	3.800%	4/1/28	25	26
	Marathon Petroleum Corp.	4.750%	9/15/44	250	272
	Marathon Petroleum Corp.	5.850%	12/15/45	200	228
	Marathon Petroleum Corp.	4.500%	4/1/48	100	105
[6]	MPLX LP	3.500%	12/1/22	25	26
	MPLX LP	3.375%	3/15/23	100	103
	MPLX LP	4.500%	7/15/23	200	212
	MPLX LP	4.875%	12/1/24	513	556
	MPLX LP	4.875%	6/1/25	100	109
	MPLX LP	4.125%	3/1/27	300	314
[6]	MPLX LP	4.250%	12/1/27	400	420
	MPLX LP	4.000%	3/15/28	400	414
	MPLX LP	4.500%	4/15/38	300	305
	MPLX LP	5.200%	3/1/47	250	268
[6]	MPLX LP	5.200%	12/1/47	100	105
	MPLX LP	4.700%	4/15/48	275	277
	MPLX LP	5.500%	2/15/49	300	340
	MPLX LP	4.900%	4/15/58	150	153
	National Fuel Gas Co.	3.750%	3/1/23	275	282
	National Fuel Gas Co.	4.750%	9/1/28	50	53
	National Oilwell Varco Inc.	2.600%	12/1/22	35	35
	National Oilwell Varco Inc.	3.600%	12/1/29	200	200
	National Oilwell Varco Inc.	3.950%	12/1/42	125	117
	Newfield Exploration Co.	5.750%	1/30/22	200	212
	Newfield Exploration Co.	5.625%	7/1/24	100	110

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Newfield Exploration Co.	5.375%	1/1/26	300	325
Noble Energy Inc.	3.850%	1/15/28	100	105
Noble Energy Inc.	3.250%	10/15/29	200	202
Noble Energy Inc.	6.000%	3/1/41	100	120
Noble Energy Inc.	5.250%	11/15/43	375	423
Noble Energy Inc.	5.050%	11/15/44	150	165
Noble Energy Inc.	4.950%	8/15/47	100	111
Noble Energy Inc.	4.200%	10/15/49	100	101
Occidental Petroleum Corp.	4.100%	2/1/21	350	355
Occidental Petroleum Corp.	2.600%	8/13/21	150	151
Occidental Petroleum Corp.	3.125%	2/15/22	100	102
Occidental Petroleum Corp.	2.600%	4/15/22	288	290
Occidental Petroleum Corp.	2.700%	8/15/22	400	404
Occidental Petroleum Corp.	6.950%	7/1/24	250	293
Occidental Petroleum Corp.	2.900%	8/15/24	600	609
Occidental Petroleum Corp.	3.500%	6/15/25	150	155
Occidental Petroleum Corp.	5.550%	3/15/26	200	227
Occidental Petroleum Corp.	3.400%	4/15/26	225	230
Occidental Petroleum Corp.	3.200%	8/15/26	400	404
Occidental Petroleum Corp.	3.500%	8/15/29	400	408
Occidental Petroleum Corp.	7.875%	9/15/31	50	66
Occidental Petroleum Corp.	6.450%	9/15/36	200	244
Occidental Petroleum Corp.	7.950%	6/15/39	25	34
Occidental Petroleum Corp.	4.300%	8/15/39	150	152
Occidental Petroleum Corp.	6.200%	3/15/40	515	613
Occidental Petroleum Corp.	4.500%	7/15/44	400	400
Occidental Petroleum Corp.	4.625%	6/15/45	200	205
Occidental Petroleum Corp.	4.400%	4/15/46	500	505
Occidental Petroleum Corp.	4.100%	2/15/47	50	48
Occidental Petroleum Corp.	4.200%	3/15/48	25	25
Occidental Petroleum Corp.	4.400%	8/15/49	150	154
ONEOK Inc.	7.500%	9/1/23	100	116
ONEOK Inc.	2.750%	9/1/24	100	101
ONEOK Inc.	4.000%	7/13/27	50	53
ONEOK Inc.	4.350%	3/15/29	100	108
ONEOK Inc.	3.400%	9/1/29	245	248
ONEOK Inc.	4.950%	7/13/47	200	219
ONEOK Inc.	4.450%	9/1/49	150	154
ONEOK Partners LP	3.375%	10/1/22	400	412
ONEOK Partners LP	6.650%	10/1/36	300	379
ONEOK Partners LP	6.850%	10/15/37	300	385
ONEOK Partners LP	6.125%	2/1/41	150	180
Patterson-UTI Energy Inc.	3.950%	2/1/28	95	92
Patterson-UTI Energy Inc.	5.150%	11/15/29	100	102
Petro-Canada	6.800%	5/15/38	225	321
Phillips 66	4.300%	4/1/22	275	288
Phillips 66	3.900%	3/15/28	300	326
Phillips 66	4.650%	11/15/34	200	233
Phillips 66	4.875%	11/15/44	474	571
Phillips 66 Partners LP	2.450%	12/15/24	50	50
Phillips 66 Partners LP	3.605%	2/15/25	125	130
Phillips 66 Partners LP	3.750%	3/1/28	50	52
Phillips 66 Partners LP	3.150%	12/15/29	100	99
Phillips 66 Partners LP	4.680%	2/15/45	245	264
Pioneer Natural Resources Co.	3.950%	7/15/22	200	208
Pioneer Natural Resources Co.	4.450%	1/15/26	225	247
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	100	102
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	100	103
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	289	292
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	790	810
Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	100	106
Plains All American Pipeline LP / PAA Finance Corp.	3.550%	12/15/29	200	197
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	225	205
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	200	194
Regency Energy Partners LP / Regency Energy Finance Corp.	5.875%	3/1/22	175	186
Regency Energy Partners LP / Regency Energy Finance Corp.	5.000%	10/1/22	200	212
Regency Energy Partners LP / Regency Energy Finance Corp.	4.500%	11/1/23	100	106
Sabine Pass Liquefaction LLC	5.625%	2/1/21	500	514
Sabine Pass Liquefaction LLC	6.250%	3/15/22	325	349
Sabine Pass Liquefaction LLC	5.625%	4/15/23	350	381
Sabine Pass Liquefaction LLC	5.750%	5/15/24	400	446
Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	449
Sabine Pass Liquefaction LLC	5.875%	6/30/26	500	574
Sabine Pass Liquefaction LLC	5.000%	3/15/27	200	220
Sabine Pass Liquefaction LLC	4.200%	3/15/28	100	106
Schlumberger Investment SA	3.650%	12/1/23	325	342
Shell International Finance BV	1.875%	5/10/21	200	200
Shell International Finance BV	1.750%	9/12/21	200	200
Shell International Finance BV	2.250%	1/6/23	100	101
Shell International Finance BV	3.400%	8/12/23	75	79
Shell International Finance BV	2.000%	11/7/24	200	200
Shell International Finance BV	3.250%	5/11/25	200	211
Shell International Finance BV	2.875%	5/10/26	500	518
Shell International Finance BV	2.500%	9/12/26	900	913
Shell International Finance BV	3.875%	11/13/28	100	111
Shell International Finance BV	2.375%	11/7/29	700	693
Shell International Finance BV	4.125%	5/11/35	300	350
Shell International Finance BV	6.375%	12/15/38	475	693
Shell International Finance BV	5.500%	3/25/40	125	169
Shell International Finance BV	4.550%	8/12/43	300	362
Shell International Finance BV	4.375%	5/11/45	400	476
Shell International Finance BV	4.000%	5/10/46	700	797
Shell International Finance BV	3.125%	11/7/49	400	394
Spectra Energy Partners LP	4.750%	3/15/24	600	652
Spectra Energy Partners LP	3.500%	3/15/25	50	52
Spectra Energy Partners LP	3.375%	10/15/26	205	212
Spectra Energy Partners LP	5.950%	9/25/43	40	50
Spectra Energy Partners LP	4.500%	3/15/45	325	357
Suncor Energy Inc.	3.600%	12/1/24	100	106
Suncor Energy Inc.	5.950%	12/1/34	75	98
Suncor Energy Inc.	6.500%	6/15/38	525	729
Suncor Energy Inc.	4.000%	11/15/47	150	163
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	425	435
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	50	51
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	225	236
Sunoco Logistics Partners Operations LP	4.000%	10/1/27	150	155
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	175	174
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	325	343
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	50	53
Sunoco Logistics Partners Operations LP	5.400%	10/1/47	275	297
TC PipeLines LP	3.900%	5/25/27	50	52
TechnipFMC plc	3.450%	10/1/22	75	76
Total Capital Canada Ltd.	2.750%	7/15/23	125	128
Total Capital International SA	2.750%	6/19/21	300	304
Total Capital International SA	2.218%	7/12/21	250	251
Total Capital International SA	2.875%	2/17/22	300	306
Total Capital International SA	2.700%	1/25/23	50	51
Total Capital International SA	3.700%	1/15/24	525	557
Total Capital International SA	2.434%	1/10/25	175	177
Total Capital International SA	3.455%	2/19/29	225	243
Total Capital International SA	2.829%	1/10/30	200	205
Total Capital International SA	3.461%	7/12/49	200	210
Total Capital SA	4.125%	1/28/21	75	77
Total Capital SA	3.883%	10/11/28	100	112
TransCanada PipeLines Ltd.	2.500%	8/1/22	500	502

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	TransCanada PipeLines Ltd.	4.875%	1/15/26	100	112
	TransCanada PipeLines Ltd.	4.250%	5/15/28	250	277
	TransCanada PipeLines Ltd.	4.625%	3/1/34	250	286
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	182
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	363
	TransCanada PipeLines Ltd.	6.200%	10/15/37	425	551
	TransCanada PipeLines Ltd.	4.750%	5/15/38	250	285
	TransCanada PipeLines Ltd.	5.000%	10/16/43	150	174
	TransCanada PipeLines Ltd.	4.875%	5/15/48	300	352
	TransCanada PipeLines Ltd.	5.100%	3/15/49	200	242
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	100	106
	Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	100	107
	Valero Energy Corp.	4.350%	6/1/28	350	384
	Valero Energy Corp.	7.500%	4/15/32	650	902
	Valero Energy Corp.	4.900%	3/15/45	75	87
	Valero Energy Partners LP	4.375%	12/15/26	100	109
	Valero Energy Partners LP	4.500%	3/15/28	75	82
	Western Midstream Operating LP	5.375%	6/1/21	300	308
	Western Midstream Operating LP	3.950%	6/1/25	100	100
	Western Midstream Operating LP	4.650%	7/1/26	100	103
	Western Midstream Operating LP	4.500%	3/1/28	50	48
	Western Midstream Operating LP	4.750%	8/15/28	50	50
	Western Midstream Operating LP	5.450%	4/1/44	325	283
	Western Midstream Operating LP	5.300%	3/1/48	100	86
	Williams Cos. Inc.	4.000%	11/15/21	100	103
	Williams Cos. Inc.	3.600%	3/15/22	475	488
	Williams Cos. Inc.	3.350%	8/15/22	125	128
	Williams Cos. Inc.	3.700%	1/15/23	200	206
	Williams Cos. Inc.	4.550%	6/24/24	400	431
	Williams Cos. Inc.	3.900%	1/15/25	325	340
	Williams Cos. Inc.	3.750%	6/15/27	500	519
	Williams Cos. Inc.	6.300%	4/15/40	100	124
	Williams Cos. Inc.	5.800%	11/15/43	100	119
	Williams Cos. Inc.	5.400%	3/4/44	400	449
	Williams Cos. Inc.	5.750%	6/24/44	100	118
	Williams Cos. Inc.	5.100%	9/15/45	350	389
	Williams Cos. Inc.	4.850%	3/1/48	150	165

	Other Industrial (0.1%)
[3]	American University	3.672%	4/1/49	75	80
[3]	Boston University	4.061%	10/1/48	50	57
	California Institute of Technology	4.321%	8/1/45	70	84
	California Institute of Technology	4.700%	11/1/11	50	61
	California Institute of Technology	3.650%	9/1/19	50	48
	CBRE Services Inc.	5.250%	3/15/25	100	112
	CBRE Services Inc.	4.875%	3/1/26	125	140
	Cintas Corp. No. 2	2.900%	4/1/22	100	102
	Cintas Corp. No. 2	3.250%	6/1/22	75	77
	Cintas Corp. No. 2	3.700%	4/1/27	175	190
	Fluor Corp.	3.500%	12/15/24	250	255
	Fluor Corp.	4.250%	9/15/28	125	126
	Georgetown University	4.315%	4/1/49	68	82
	Georgetown University	5.215%	10/1/18	59	76
	Hillenbrand Inc.	4.500%	9/15/26	75	78
[3]	Johns Hopkins University	4.083%	7/1/53	75	87
[3]	Massachusetts Institute of Technology	3.959%	7/1/38	125	140
	Massachusetts Institute of Technology	2.989%	7/1/50	85	84
	Massachusetts Institute of Technology	5.600%	7/1/11	130	198
	Massachusetts Institute of Technology	4.678%	7/1/14	175	226
[3]	Northwestern University	4.643%	12/1/44	75	93
[3]	Northwestern University	3.662%	12/1/57	75	83
	President & Fellows of Harvard College	4.875%	10/15/40	225	286
	President & Fellows of Harvard College	3.150%	7/15/46	100	101
	Steelcase Inc.	5.125%	1/18/29	125	141
[3]	Trustees of Boston College	3.129%	7/1/52	100	97
[3]	University of Chicago	4.003%	10/1/53	100	114
[3]	University of Notre Dame du Lac	3.438%	2/15/45	100	106
	University of Notre Dame du Lac	3.394%	2/15/48	125	133
	University of Pennsylvania	4.674%	9/1/12	50	65
	University of Pennsylvania	3.610%	2/15/19	150	153
[3]	University of Southern California	3.028%	10/1/39	100	100
[3]	University of Southern California	3.841%	10/1/47	200	222
[3]	William Marsh Rice University	3.574%	5/15/45	150	160

	Technology (2.2%)
	Adobe Inc.	3.250%	2/1/25	175	185
	Alphabet Inc.	3.625%	5/19/21	150	154
	Altera Corp.	4.100%	11/15/23	75	81
	Amphenol Corp.	3.200%	4/1/24	50	52
	Amphenol Corp.	2.800%	2/15/30	275	271
	Analog Devices Inc.	2.875%	6/1/23	450	459
	Analog Devices Inc.	3.125%	12/5/23	75	77
	Analog Devices Inc.	3.500%	12/5/26	200	210
	Apple Inc.	2.000%	11/13/20	225	226
	Apple Inc.	2.250%	2/23/21	750	754
	Apple Inc.	2.850%	5/6/21	555	563
	Apple Inc.	1.550%	8/4/21	375	374
	Apple Inc.	2.150%	2/9/22	225	227
	Apple Inc.	2.500%	2/9/22	1,000	1,015
	Apple Inc.	2.300%	5/11/22	200	202
	Apple Inc.	2.700%	5/13/22	250	255
	Apple Inc.	2.100%	9/12/22	200	202
	Apple Inc.	2.400%	1/13/23	282	286
	Apple Inc.	2.850%	2/23/23	342	351
	Apple Inc.	2.400%	5/3/23	865	879
	Apple Inc.	3.000%	2/9/24	325	336
	Apple Inc.	3.450%	5/6/24	75	80
	Apple Inc.	2.850%	5/11/24	1,243	1,285
	Apple Inc.	1.800%	9/11/24	150	149
	Apple Inc.	2.750%	1/13/25	575	593
	Apple Inc.	3.250%	2/23/26	705	746
	Apple Inc.	2.450%	8/4/26	450	456
	Apple Inc.	3.200%	5/11/27	775	816
	Apple Inc.	2.900%	9/12/27	655	681
	Apple Inc.	2.200%	9/11/29	300	294
	Apple Inc.	4.500%	2/23/36	225	273
	Apple Inc.	3.850%	5/4/43	450	503
	Apple Inc.	4.450%	5/6/44	200	244
	Apple Inc.	3.450%	2/9/45	225	236
	Apple Inc.	4.375%	5/13/45	225	271
	Apple Inc.	4.650%	2/23/46	910	1,136
	Apple Inc.	3.850%	8/4/46	375	421
	Apple Inc.	4.250%	2/9/47	200	237
	Apple Inc.	3.750%	9/12/47	525	579
	Apple Inc.	2.950%	9/11/49	675	656
	Applied Materials Inc.	3.900%	10/1/25	145	158
	Applied Materials Inc.	3.300%	4/1/27	225	239
	Applied Materials Inc.	5.100%	10/1/35	100	126
	Applied Materials Inc.	5.850%	6/15/41	125	170
	Applied Materials Inc.	4.350%	4/1/47	175	211
	Arrow Electronics Inc.	3.500%	4/1/22	75	77
	Arrow Electronics Inc.	4.500%	3/1/23	50	52
	Arrow Electronics Inc.	3.250%	9/8/24	171	175
	Arrow Electronics Inc.	4.000%	4/1/25	50	52
	Arrow Electronics Inc.	3.875%	1/12/28	100	103
	Autodesk Inc.	3.600%	12/15/22	25	26
	Autodesk Inc.	4.375%	6/15/25	100	109
	Autodesk Inc.	3.500%	6/15/27	75	78
	Avnet Inc.	4.875%	12/1/22	170	180
	Avnet Inc.	4.625%	4/15/26	100	106
	Baidu Inc.	3.500%	11/28/22	275	283
	Baidu Inc.	3.875%	9/29/23	200	209
	Baidu Inc.	4.375%	5/14/24	200	213
	Baidu Inc.	3.625%	7/6/27	200	206
	Baidu Inc.	4.375%	3/29/28	100	108
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.200%	1/15/21	150	150
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	642	652
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	250	251

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	450	466
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	480	486
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	925	959
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	200	202
[6]	Broadcom Inc.	3.125%	4/15/21	400	405
[6]	Broadcom Inc.	3.125%	10/15/22	250	254
[6]	Broadcom Inc.	3.625%	10/15/24	607	629
[6]	Broadcom Inc.	4.250%	4/15/26	500	531
[6]	Broadcom Inc.	4.750%	4/15/29	945	1,032
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	104
	Broadridge Financial Solutions Inc.	2.900%	12/1/29	75	75
	Cadence Design Systems Inc.	4.375%	10/15/24	100	107
	Cisco Systems Inc.	2.200%	2/28/21	675	678
	Cisco Systems Inc.	3.000%	6/15/22	125	129
	Cisco Systems Inc.	2.200%	9/20/23	150	151
	Cisco Systems Inc.	3.625%	3/4/24	875	935
	Cisco Systems Inc.	2.950%	2/28/26	100	105
	Cisco Systems Inc.	2.500%	9/20/26	225	229
	Cisco Systems Inc.	5.500%	1/15/40	800	1,089
	Citrix Systems Inc.	4.500%	12/1/27	100	108
	Corning Inc.	2.900%	5/15/22	175	179
	Corning Inc.	4.700%	3/15/37	275	303
	Corning Inc.	5.750%	8/15/40	195	243
	Corning Inc.	4.750%	3/15/42	100	113
	Corning Inc.	4.375%	11/15/57	150	151
[6]	Dell International LLC / EMC Corp.	4.420%	6/15/21	850	874
[6]	Dell International LLC / EMC Corp.	5.450%	6/15/23	700	758
[6]	Dell International LLC / EMC Corp.	4.000%	7/15/24	100	105
[6]	Dell International LLC / EMC Corp.	6.020%	6/15/26	1,075	1,237
[6]	Dell International LLC / EMC Corp.	4.900%	10/1/26	250	275
[6]	Dell International LLC / EMC Corp.	5.300%	10/1/29	325	365
[6]	Dell International LLC / EMC Corp.	8.100%	7/15/36	320	420
[6]	Dell International LLC / EMC Corp.	8.350%	7/15/46	425	582
	DXC Technology Co.	4.250%	4/15/24	250	265
	Equifax Inc.	2.300%	6/1/21	200	201
	Equifax Inc.	3.600%	8/15/21	25	26
	Equifax Inc.	3.950%	6/15/23	50	53
	Equifax Inc.	2.600%	12/1/24	75	75
	Equinix Inc.	2.625%	11/18/24	200	201
	Equinix Inc.	5.875%	1/15/26	500	531
	Equinix Inc.	2.900%	11/18/26	100	100
	Equinix Inc.	3.200%	11/18/29	250	251
	Fidelity National Information Services Inc.	3.500%	4/15/23	143	149
	Fidelity National Information Services Inc.	3.875%	6/5/24	150	159
	Fidelity National Information Services Inc.	3.000%	8/15/26	414	427
	Fidelity National Information Services Inc.	3.750%	5/21/29	200	218
	Fiserv Inc.	3.800%	10/1/23	200	211
	Fiserv Inc.	2.750%	7/1/24	400	407
	Fiserv Inc.	3.850%	6/1/25	200	213
	Fiserv Inc.	3.200%	7/1/26	200	207
	Fiserv Inc.	3.500%	7/1/29	944	992
	Fiserv Inc.	4.400%	7/1/49	415	471
	Flex Ltd.	4.875%	6/15/29	50	54
	FLIR Systems Inc.	3.125%	6/15/21	50	50
	Global Payments Inc.	2.650%	2/15/25	200	201
	Global Payments Inc.	3.200%	8/15/29	250	254
	Global Payments Inc.	4.150%	8/15/49	150	160
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	575	581
	Hewlett Packard Enterprise Co.	3.500%	10/5/21	100	102
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	350	369
	Hewlett Packard Enterprise Co.	2.250%	4/1/23	200	200
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	554
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	150	180
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	275	331
	HP Inc.	3.750%	12/1/20	53	54
	HP Inc.	4.050%	9/15/22	100	104
	HP Inc.	6.000%	9/15/41	100	110
	IBM Credit LLC	3.450%	11/30/20	100	102
	IBM Credit LLC	2.650%	2/5/21	150	151
	IBM Credit LLC	3.600%	11/30/21	100	103
	IBM Credit LLC	2.200%	9/8/22	100	101
	IBM Credit LLC	3.000%	2/6/23	150	154
	Intel Corp.	1.700%	5/19/21	100	100
	Intel Corp.	3.300%	10/1/21	100	103
	Intel Corp.	3.100%	7/29/22	175	181
	Intel Corp.	2.700%	12/15/22	404	414
	Intel Corp.	2.875%	5/11/24	1,050	1,089
	Intel Corp.	3.700%	7/29/25	450	486
	Intel Corp.	2.600%	5/19/26	160	164
	Intel Corp.	2.450%	11/15/29	200	199
	Intel Corp.	4.000%	12/15/32	150	174
	Intel Corp.	4.800%	10/1/41	162	200
	Intel Corp.	4.100%	5/19/46	250	287
	Intel Corp.	4.100%	5/11/47	200	229
	Intel Corp.	3.734%	12/8/47	674	737
	Intel Corp.	3.250%	11/15/49	300	300
	International Business Machines Corp.	2.800%	5/13/21	300	304
	International Business Machines Corp.	2.900%	11/1/21	25	25
	International Business Machines Corp.	2.850%	5/13/22	500	511
	International Business Machines Corp.	1.875%	8/1/22	675	675
	International Business Machines Corp.	2.875%	11/9/22	240	246
	International Business Machines Corp.	3.375%	8/1/23	450	471
	International Business Machines Corp.	3.625%	2/12/24	450	476
	International Business Machines Corp.	3.000%	5/15/24	600	621
	International Business Machines Corp.	7.000%	10/30/25	300	374
	International Business Machines Corp.	3.450%	2/19/26	485	516
	International Business Machines Corp.	3.300%	5/15/26	700	737
	International Business Machines Corp.	6.220%	8/1/27	75	93
	International Business Machines Corp.	6.500%	1/15/28	75	95
	International Business Machines Corp.	3.500%	5/15/29	700	751
	International Business Machines Corp.	4.150%	5/15/39	400	449
	International Business Machines Corp.	5.600%	11/30/39	148	193
	International Business Machines Corp.	4.000%	6/20/42	358	395
	International Business Machines Corp.	4.250%	5/15/49	700	796
	Jabil Inc.	5.625%	12/15/20	100	103
	Jabil Inc.	3.950%	1/12/28	75	77
	Juniper Networks Inc.	4.350%	6/15/25	50	53
	Juniper Networks Inc.	3.750%	8/15/29	500	520
	Juniper Networks Inc.	5.950%	3/15/41	25	28
	Keysight Technologies Inc.	4.550%	10/30/24	195	212
	Keysight Technologies Inc.	4.600%	4/6/27	125	139
	Keysight Technologies Inc.	3.000%	10/30/29	100	100
	KLA Corp.	4.125%	11/1/21	100	103
	KLA Corp.	4.650%	11/1/24	250	274
	KLA Corp.	4.100%	3/15/29	350	383
	KLA Corp.	5.000%	3/15/49	75	92
	Lam Research Corp.	2.800%	6/15/21	125	126
	Lam Research Corp.	3.800%	3/15/25	100	106
	Lam Research Corp.	3.750%	3/15/26	150	161
	Lam Research Corp.	4.000%	3/15/29	200	220
	Lam Research Corp.	4.875%	3/15/49	175	218
	Marvell Technology Group Ltd.	4.200%	6/22/23	100	105
	Marvell Technology Group Ltd.	4.875%	6/22/28	100	110
	Maxim Integrated Products Inc.	3.375%	3/15/23	75	77
	Maxim Integrated Products Inc.	3.450%	6/15/27	100	103
	Microchip Technology Inc.	3.922%	6/1/21	100	102
	Microchip Technology Inc.	4.333%	6/1/23	100	106
	Micron Technology Inc.	4.640%	2/6/24	50	54
	Micron Technology Inc.	4.975%	2/6/26	100	111
	Micron Technology Inc.	4.185%	2/15/27	200	213
	Micron Technology Inc.	5.327%	2/6/29	150	171
	Micron Technology Inc.	4.663%	2/15/30	100	110
	Microsoft Corp.	2.000%	11/3/20	1,200	1,202
	Microsoft Corp.	2.400%	2/6/22	620	629

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Microsoft Corp.	2.375%	2/12/22	450	456
	Microsoft Corp.	2.650%	11/3/22	200	205
	Microsoft Corp.	2.375%	5/1/23	75	76
	Microsoft Corp.	2.000%	8/8/23	300	302
	Microsoft Corp.	2.875%	2/6/24	500	518
	Microsoft Corp.	3.125%	11/3/25	575	608
	Microsoft Corp.	2.400%	8/8/26	1,305	1,318
	Microsoft Corp.	3.300%	2/6/27	675	721
	Microsoft Corp.	3.500%	2/12/35	325	357
	Microsoft Corp.	4.200%	11/3/35	375	442
	Microsoft Corp.	3.450%	8/8/36	625	683
	Microsoft Corp.	4.100%	2/6/37	500	589
	Microsoft Corp.	4.500%	10/1/40	390	483
	Microsoft Corp.	3.500%	11/15/42	330	358
	Microsoft Corp.	3.750%	5/1/43	145	160
	Microsoft Corp.	4.875%	12/15/43	150	196
	Microsoft Corp.	3.750%	2/12/45	550	624
	Microsoft Corp.	4.450%	11/3/45	575	716
	Microsoft Corp.	3.700%	8/8/46	1,175	1,326
	Microsoft Corp.	4.250%	2/6/47	600	732
	Microsoft Corp.	4.000%	2/12/55	1,050	1,241
	Motorola Solutions Inc.	3.750%	5/15/22	113	117
	Motorola Solutions Inc.	3.500%	3/1/23	125	129
	Motorola Solutions Inc.	4.000%	9/1/24	240	254
	Motorola Solutions Inc.	4.600%	2/23/28	125	135
	Motorola Solutions Inc.	5.500%	9/1/44	75	82
	NetApp Inc.	3.375%	6/15/21	150	152
	NetApp Inc.	3.300%	9/29/24	75	78
	NVIDIA Corp.	2.200%	9/16/21	200	201
	NVIDIA Corp.	3.200%	9/16/26	200	209
[6]	NXP BV / NXP Funding LLC	4.875%	3/1/24	200	217
[6]	NXP BV / NXP Funding LLC	5.350%	3/1/26	204	229
[6]	NXP BV / NXP Funding LLC	5.550%	12/1/28	175	205
[6]	NXP BV / NXP Funding LLC / NXP USA Inc.	4.300%	6/18/29	450	486
	Oracle Corp.	1.900%	9/15/21	1,275	1,277
	Oracle Corp.	2.500%	5/15/22	250	254
	Oracle Corp.	2.400%	9/15/23	750	762
	Oracle Corp.	3.400%	7/8/24	450	475
	Oracle Corp.	2.950%	11/15/24	425	441
	Oracle Corp.	2.650%	7/15/26	2,361	2,410
	Oracle Corp.	3.250%	5/15/30	100	106
	Oracle Corp.	4.300%	7/8/34	325	379
	Oracle Corp.	3.900%	5/15/35	150	167
	Oracle Corp.	3.850%	7/15/36	250	274
	Oracle Corp.	3.800%	11/15/37	325	354
	Oracle Corp.	6.125%	7/8/39	150	210
	Oracle Corp.	5.375%	7/15/40	700	907
	Oracle Corp.	4.500%	7/8/44	250	295
	Oracle Corp.	4.125%	5/15/45	725	815
	Oracle Corp.	4.000%	7/15/46	575	638
	Oracle Corp.	4.000%	11/15/47	225	251
	Oracle Corp.	4.375%	5/15/55	150	177
	PayPal Holdings Inc.	2.200%	9/26/22	200	201
	PayPal Holdings Inc.	2.400%	10/1/24	100	101
	PayPal Holdings Inc.	2.650%	10/1/26	300	304
	PayPal Holdings Inc.	2.850%	10/1/29	400	401
	QUALCOMM Inc.	3.000%	5/20/22	250	256
	QUALCOMM Inc.	2.600%	1/30/23	300	305
	QUALCOMM Inc.	2.900%	5/20/24	345	355
	QUALCOMM Inc.	3.450%	5/20/25	400	422
	QUALCOMM Inc.	3.250%	5/20/27	400	419
	QUALCOMM Inc.	4.650%	5/20/35	200	237
	QUALCOMM Inc.	4.800%	5/20/45	275	336
	QUALCOMM Inc.	4.300%	5/20/47	350	402
	salesforce.com Inc.	3.250%	4/11/23	200	208
	salesforce.com Inc.	3.700%	4/11/28	275	302
	Seagate HDD Cayman	4.250%	3/1/22	44	45
	Seagate HDD Cayman	4.750%	6/1/23	51	54
	Seagate HDD Cayman	4.875%	3/1/24	75	80
	Seagate HDD Cayman	4.750%	1/1/25	172	183
	Seagate HDD Cayman	5.750%	12/1/34	100	105
	Tech Data Corp.	3.700%	2/15/22	50	51
	Tech Data Corp.	4.950%	2/15/27	100	103
	Texas Instruments Inc.	1.850%	5/15/22	100	100
	Texas Instruments Inc.	2.625%	5/15/24	25	26
	Texas Instruments Inc.	2.900%	11/3/27	94	98
	Texas Instruments Inc.	2.250%	9/4/29	100	98
	Texas Instruments Inc.	3.875%	3/15/39	142	160
	Texas Instruments Inc.	4.150%	5/15/48	274	324
	Total System Services Inc.	3.800%	4/1/21	130	132
	Total System Services Inc.	3.750%	6/1/23	250	261
	Total System Services Inc.	4.000%	6/1/23	100	105
	Total System Services Inc.	4.800%	4/1/26	150	167
	Trimble Inc.	4.150%	6/15/23	50	53
	Trimble Inc.	4.750%	12/1/24	93	101
	Trimble Inc.	4.900%	6/15/28	50	55
	Tyco Electronics Group SA	3.500%	2/3/22	100	103
	Tyco Electronics Group SA	3.450%	8/1/24	125	130
	Tyco Electronics Group SA	3.125%	8/15/27	200	205
	Tyco Electronics Group SA	7.125%	10/1/37	125	184
	Verisk Analytics Inc.	5.800%	5/1/21	75	79
	Verisk Analytics Inc.	4.125%	9/12/22	275	287
	Verisk Analytics Inc.	4.000%	6/15/25	150	161
	Verisk Analytics Inc.	4.125%	3/15/29	400	436
	Verisk Analytics Inc.	5.500%	6/15/45	50	62
	VMware Inc.	2.950%	8/21/22	300	306
	VMware Inc.	3.900%	8/21/27	250	261
	Xilinx Inc.	3.000%	3/15/21	75	76
	Xilinx Inc.	2.950%	6/1/24	150	154

	Transportation (0.6%)
[3]	American Airlines 2011-1 Class A Pass Through Trust	5.250%	7/31/22	45	46
[3]	American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	17	18
[3]	American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	25	26
[3]	American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	91	95
[3]	American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	136	139
[3]	American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	46	48
[3]	American Airlines 2016-1 Class A Pass Through Trust	4.100%	1/15/28	64	68
[3]	American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	129	135
[3]	American Airlines 2016-2 Class AA Pass Through Trust	3.200%	12/15/29	235	242
[3]	American Airlines 2016-3 Class A Pass Through Trust	3.250%	4/15/30	44	45
[3]	American Airlines 2016-3 Class AA Pass Through Trust	3.000%	10/15/28	131	133
[3]	American Airlines 2017-1 Class AA Pass Through Trust	3.650%	8/15/30	44	46
[3]	American Airlines 2017-2 Class AA Pass Through Trust	3.350%	10/15/29	92	94
[3]	American Airlines 2019-1 Class AA Pass Through Trust	3.150%	8/15/33	50	51
[3]	BNSF Funding Trust I	6.613%	12/15/55	65	71
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	153
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	154
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	175	180
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	75	80
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	213
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	159
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	104
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	81
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	225	240
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	173
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	155

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	322
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	289
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	200	232
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	125	145
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	159
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	124
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	179
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	125	144
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	91
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	150	164
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	125	141
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	225	253
	Burlington Northern Santa Fe LLC	4.150%	12/15/48	200	228
	Burlington Northern Santa Fe LLC	3.550%	2/15/50	400	415
	Canadian National Railway Co.	2.850%	12/15/21	75	76
	Canadian National Railway Co.	2.950%	11/21/24	233	239
	Canadian National Railway Co.	6.250%	8/1/34	75	103
	Canadian National Railway Co.	6.200%	6/1/36	75	104
	Canadian National Railway Co.	6.375%	11/15/37	100	143
	Canadian National Railway Co.	3.200%	8/2/46	50	51
	Canadian National Railway Co.	3.650%	2/3/48	125	136
	Canadian Pacific Railway Co.	9.450%	8/1/21	50	55
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	239
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	139
	Canadian Pacific Railway Co.	5.950%	5/15/37	450	596
	Canadian Pacific Railway Co.	6.125%	9/15/15	70	102
[3]	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	49	51
[3]	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	35	37
	CSX Corp.	4.250%	6/1/21	25	26
	CSX Corp.	3.350%	11/1/25	150	159
	CSX Corp.	3.250%	6/1/27	150	157
	CSX Corp.	3.800%	3/1/28	350	381
	CSX Corp.	4.250%	3/15/29	200	225
	CSX Corp.	2.400%	2/15/30	100	98
	CSX Corp.	6.220%	4/30/40	152	206
	CSX Corp.	5.500%	4/15/41	225	282
	CSX Corp.	4.750%	5/30/42	210	246
	CSX Corp.	4.100%	3/15/44	150	163
	CSX Corp.	4.300%	3/1/48	250	281
	CSX Corp.	4.750%	11/15/48	200	242
	CSX Corp.	4.500%	3/15/49	225	261
	CSX Corp.	3.350%	9/15/49	125	123
	CSX Corp.	3.950%	5/1/50	125	135
	CSX Corp.	4.500%	8/1/54	25	29
	CSX Corp.	4.250%	11/1/66	150	160
	CSX Corp.	4.650%	3/1/68	100	114
[3]	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	103	112
[3]	Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	41	44
[3]	Delta Air Lines 2019-1 Class AA Pass Through Trust	3.204%	4/25/24	75	78
	Delta Air Lines Inc.	2.600%	12/4/20	125	125
	Delta Air Lines Inc.	3.400%	4/19/21	125	126
	Delta Air Lines Inc.	3.625%	3/15/22	175	179
	Delta Air Lines Inc.	3.800%	4/19/23	125	130
	Delta Air Lines Inc.	2.900%	10/28/24	175	175
	Delta Air Lines Inc.	4.375%	4/19/28	100	105
	Delta Air Lines Inc.	3.750%	10/28/29	75	75
	FedEx Corp.	2.625%	8/1/22	100	101
	FedEx Corp.	4.000%	1/15/24	125	134
	FedEx Corp.	3.200%	2/1/25	150	155
	FedEx Corp.	3.250%	4/1/26	100	104
	FedEx Corp.	3.300%	3/15/27	100	103
	FedEx Corp.	3.900%	2/1/35	200	202
	FedEx Corp.	3.875%	8/1/42	125	120
	FedEx Corp.	4.100%	4/15/43	75	73
	FedEx Corp.	5.100%	1/15/44	150	164
	FedEx Corp.	4.750%	11/15/45	250	263
	FedEx Corp.	4.550%	4/1/46	225	230
	FedEx Corp.	4.400%	1/15/47	125	126
	FedEx Corp.	4.050%	2/15/48	200	192
	FedEx Corp.	4.950%	10/17/48	175	190
	FedEx Corp.	4.500%	2/1/65	60	54
	JB Hunt Transport Services Inc.	3.300%	8/15/22	100	103
	JB Hunt Transport Services Inc.	3.875%	3/1/26	25	27
[3]	JetBlue 2019-1 Class AA Pass Through Trust	2.750%	5/15/32	150	151
	Kansas City Southern	3.000%	5/15/23	250	255
	Kansas City Southern	2.875%	11/15/29	100	100
	Kansas City Southern	4.300%	5/15/43	75	82
	Kansas City Southern	4.950%	8/15/45	125	147
	Kansas City Southern	4.700%	5/1/48	225	260
	Kirby Corp.	4.200%	3/1/28	300	316
[3]	Latam Airlines 2015-1 Pass Through Trust A	4.200%	8/15/29	98	101
	Norfolk Southern Corp.	3.000%	4/1/22	225	230
	Norfolk Southern Corp.	2.903%	2/15/23	48	49
	Norfolk Southern Corp.	3.850%	1/15/24	250	265
	Norfolk Southern Corp.	5.590%	5/17/25	50	58
	Norfolk Southern Corp.	3.650%	8/1/25	50	53
	Norfolk Southern Corp.	7.800%	5/15/27	60	79
	Norfolk Southern Corp.	3.150%	6/1/27	125	130
	Norfolk Southern Corp.	3.800%	8/1/28	113	124
	Norfolk Southern Corp.	2.550%	11/1/29	200	199
	Norfolk Southern Corp.	4.837%	10/1/41	113	134
	Norfolk Southern Corp.	4.450%	6/15/45	75	86
	Norfolk Southern Corp.	4.650%	1/15/46	75	88
	Norfolk Southern Corp.	4.150%	2/28/48	25	28
	Norfolk Southern Corp.	4.100%	5/15/49	73	80
	Norfolk Southern Corp.	3.400%	11/1/49	75	74
	Norfolk Southern Corp.	4.050%	8/15/52	239	262
	Norfolk Southern Corp.	6.000%	3/15/05	59	78
	Norfolk Southern Corp.	5.100%	8/1/18	250	294
	Ryder System Inc.	3.500%	6/1/21	200	204
	Ryder System Inc.	2.250%	9/1/21	50	50
	Ryder System Inc.	2.875%	6/1/22	75	76
	Ryder System Inc.	3.400%	3/1/23	75	77
	Ryder System Inc.	3.750%	6/9/23	225	235
	Ryder System Inc.	3.650%	3/18/24	150	157
	Ryder System Inc.	2.500%	9/1/24	50	50
	Ryder System Inc.	2.900%	12/1/26	100	101
	Southwest Airlines Co.	3.000%	11/15/26	100	102
	Southwest Airlines Co.	3.450%	11/16/27	50	52
[3]	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	20	21
[3]	Spirit Airlines Class A Pass Through Certificates Series 2015-1	4.100%	10/1/29	19	20
	Union Pacific Corp.	3.200%	6/8/21	100	102
	Union Pacific Corp.	2.950%	3/1/22	100	102
	Union Pacific Corp.	4.163%	7/15/22	534	561
	Union Pacific Corp.	2.950%	1/15/23	25	26
	Union Pacific Corp.	3.500%	6/8/23	150	157
	Union Pacific Corp.	3.646%	2/15/24	50	53
	Union Pacific Corp.	3.150%	3/1/24	100	104
	Union Pacific Corp.	3.250%	1/15/25	200	208
	Union Pacific Corp.	3.750%	7/15/25	125	134
	Union Pacific Corp.	3.250%	8/15/25	50	53
	Union Pacific Corp.	2.750%	3/1/26	75	77
	Union Pacific Corp.	3.950%	9/10/28	200	220
	Union Pacific Corp.	3.700%	3/1/29	200	218
	Union Pacific Corp.	3.375%	2/1/35	100	103
	Union Pacific Corp.	3.600%	9/15/37	290	302
	Union Pacific Corp.	4.375%	9/10/38	125	143
	Union Pacific Corp.	4.050%	11/15/45	150	162
	Union Pacific Corp.	4.300%	3/1/49	200	229
	Union Pacific Corp.	3.799%	10/1/51	560	594
	Union Pacific Corp.	3.875%	2/1/55	100	105
	Union Pacific Corp.	3.950%	8/15/59	100	105
[6]	Union Pacific Corp.	3.839%	3/20/60	386	386

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Union Pacific Corp.	4.375%	11/15/65	135	148
	Union Pacific Corp.	4.100%	9/15/67	100	103
[3]	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	56	60
[3]	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	75	79
[3]	United Airlines 2015-1 Class A Pass Through Trust	3.700%	6/1/24	60	61
[3]	United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	145	150
[3]	United Airlines 2016-1 Class A Pass Through Trust	3.450%	1/7/30	45	46
[3]	United Airlines 2016-1 Class AA Pass Through Trust	3.100%	7/7/28	358	365
[3]	United Airlines 2016-2 Class A Pass Through Trust	3.100%	10/7/28	45	45
[3]	United Airlines 2016-2 Class AA Pass Through Trust	2.875%	10/7/28	67	68
[3]	United Airlines 2019-1 Class AA Pass Through Trust	4.150%	8/25/31	200	216
[3]	United Airlines 2019-2 Class AA Pass Through Trust	2.700%	11/1/33	100	100
	United Parcel Service Inc.	3.125%	1/15/21	250	253
	United Parcel Service Inc.	2.050%	4/1/21	150	150
	United Parcel Service Inc.	2.450%	10/1/22	175	178
	United Parcel Service Inc.	2.500%	4/1/23	200	203
	United Parcel Service Inc.	2.800%	11/15/24	186	192
	United Parcel Service Inc.	2.400%	11/15/26	150	151
	United Parcel Service Inc.	3.050%	11/15/27	200	210
	United Parcel Service Inc.	3.400%	3/15/29	100	107
	United Parcel Service Inc.	2.500%	9/1/29	100	100
	United Parcel Service Inc.	6.200%	1/15/38	278	390
	United Parcel Service Inc.	4.875%	11/15/40	75	91
	United Parcel Service Inc.	3.625%	10/1/42	75	77
	United Parcel Service Inc.	3.400%	11/15/46	110	110
	United Parcel Service Inc.	3.750%	11/15/47	200	214
	United Parcel Service Inc.	4.250%	3/15/49	125	145
	United Parcel Service Inc.	3.400%	9/1/49	150	152
[3]	US Airways 2012-2 Class A Pass Through Trust	4.625%	12/3/26	30	32
[3]	US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	65	68
					697,714

Utilities (2.0%)
	Electric (1.8%)
	AEP Texas Inc.	2.400%	10/1/22	75	76
	AEP Texas Inc.	3.950%	6/1/28	100	109
	AEP Texas Inc.	3.800%	10/1/47	50	52
	AEP Texas Inc.	3.450%	1/15/50	50	50
	AEP Transmission Co. LLC	4.000%	12/1/46	75	83
	AEP Transmission Co. LLC	3.750%	12/1/47	100	107
	AEP Transmission Co. LLC	3.800%	6/15/49	70	75
	AEP Transmission Co. LLC	3.150%	9/15/49	70	68
	Alabama Power Co.	6.125%	5/15/38	50	67
	Alabama Power Co.	3.850%	12/1/42	25	27
	Alabama Power Co.	4.150%	8/15/44	75	83
	Alabama Power Co.	3.750%	3/1/45	150	157
	Alabama Power Co.	4.300%	1/2/46	250	284
	Alabama Power Co.	3.700%	12/1/47	100	105
	Alabama Power Co.	4.300%	7/15/48	100	115
	Alabama Power Co.	3.450%	10/1/49	50	51
	Ameren Corp.	2.500%	9/15/24	100	101
	Ameren Corp.	3.650%	2/15/26	80	84
	Ameren Illinois Co.	2.700%	9/1/22	250	254
	Ameren Illinois Co.	3.800%	5/15/28	75	82
	Ameren Illinois Co.	3.700%	12/1/47	150	159
	Ameren Illinois Co.	3.250%	3/15/50	60	61
	American Electric Power Co. Inc.	3.650%	12/1/21	100	103
	American Electric Power Co. Inc.	2.950%	12/15/22	25	26
	American Electric Power Co. Inc.	3.200%	11/13/27	75	77
	American Electric Power Co. Inc.	4.300%	12/1/28	150	166
	Appalachian Power Co.	4.600%	3/30/21	50	51
	Appalachian Power Co.	3.300%	6/1/27	500	518
	Appalachian Power Co.	4.500%	3/1/49	425	493
	Arizona Public Service Co.	3.150%	5/15/25	100	104
	Arizona Public Service Co.	2.950%	9/15/27	50	51
	Arizona Public Service Co.	4.500%	4/1/42	25	29
	Arizona Public Service Co.	4.350%	11/15/45	125	142
	Arizona Public Service Co.	3.750%	5/15/46	125	130
	Arizona Public Service Co.	4.250%	3/1/49	100	113
	Arizona Public Service Co.	3.500%	12/1/49	60	60
	Avangrid Inc.	3.150%	12/1/24	230	237
	Avangrid Inc.	3.800%	6/1/29	95	100
	Avista Corp.	4.350%	6/1/48	75	85
	Baltimore Gas & Electric Co.	3.500%	11/15/21	350	359
	Baltimore Gas & Electric Co.	2.400%	8/15/26	50	50
	Baltimore Gas & Electric Co.	3.500%	8/15/46	100	102
	Baltimore Gas & Electric Co.	3.750%	8/15/47	125	133
	Baltimore Gas & Electric Co.	4.250%	9/15/48	50	58
	Baltimore Gas & Electric Co.	3.200%	9/15/49	80	78
	Berkshire Hathaway Energy Co.	2.375%	1/15/21	100	100
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	125	127
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	106
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	105
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	125	130
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	100	138
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	304
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	200	277
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	188
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	150	177
	Berkshire Hathaway Energy Co.	3.800%	7/15/48	50	53
	Berkshire Hathaway Energy Co.	4.450%	1/15/49	200	234
	Black Hills Corp.	4.250%	11/30/23	100	106
	Black Hills Corp.	3.950%	1/15/26	75	79
	Black Hills Corp.	3.150%	1/15/27	75	76
	Black Hills Corp.	3.050%	10/15/29	70	70
	Black Hills Corp.	4.350%	5/1/33	75	82
	Black Hills Corp.	4.200%	9/15/46	50	52
	Black Hills Corp.	3.875%	10/15/49	70	70
	CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	250	250
	CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	300	296
	CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	50	70
	CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	75	83
	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	150	176
	CenterPoint Energy Inc.	3.600%	11/1/21	75	77
	CenterPoint Energy Inc.	2.500%	9/1/22	100	101
	CenterPoint Energy Inc.	3.850%	2/1/24	325	341
	CenterPoint Energy Inc.	2.500%	9/1/24	100	100
	CenterPoint Energy Inc.	4.250%	11/1/28	75	81
	CenterPoint Energy Inc.	2.950%	3/1/30	80	79
	CenterPoint Energy Inc.	3.700%	9/1/49	50	49
	Cleco Corporate Holdings LLC	3.743%	5/1/26	100	103
	Cleco Corporate Holdings LLC	4.973%	5/1/46	125	138
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	257
	Cleveland Electric Illuminating Co.	5.950%	12/15/36	75	94
	CMS Energy Corp.	5.050%	3/15/22	25	26
	CMS Energy Corp.	3.000%	5/15/26	75	76
	CMS Energy Corp.	3.450%	8/15/27	50	52
	CMS Energy Corp.	4.875%	3/1/44	75	89
	Commonwealth Edison Co.	2.950%	8/15/27	75	77
	Commonwealth Edison Co.	5.900%	3/15/36	150	199
	Commonwealth Edison Co.	6.450%	1/15/38	175	249
	Commonwealth Edison Co.	4.600%	8/15/43	75	89
	Commonwealth Edison Co.	4.700%	1/15/44	175	211
	Commonwealth Edison Co.	3.700%	3/1/45	75	80
	Commonwealth Edison Co.	3.650%	6/15/46	175	184
	Commonwealth Edison Co.	3.750%	8/15/47	100	108

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Commonwealth Edison Co.	4.000%	3/1/48	150	167
	Commonwealth Edison Co.	4.000%	3/1/49	125	141
	Connecticut Light & Power Co.	2.500%	1/15/23	125	127
	Connecticut Light & Power Co.	3.200%	3/15/27	50	52
	Connecticut Light & Power Co.	4.300%	4/15/44	150	176
	Connecticut Light & Power Co.	4.000%	4/1/48	160	183
	Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	200	245
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	275	358
	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	75	101
	Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	125	135
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	200	230
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	375	437
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	145	156
	Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	75	81
	Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	400	452
	Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	75	79
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	120	139
	Consolidated Edison Inc.	2.000%	5/15/21	75	75
	Consumers Energy Co.	3.375%	8/15/23	275	287
	Consumers Energy Co.	3.800%	11/15/28	75	83
	Consumers Energy Co.	3.950%	5/15/43	75	83
	Consumers Energy Co.	3.250%	8/15/46	50	50
	Consumers Energy Co.	3.950%	7/15/47	50	56
	Consumers Energy Co.	4.050%	5/15/48	125	143
	Consumers Energy Co.	4.350%	4/15/49	80	97
	Consumers Energy Co.	3.100%	8/15/50	80	80
	Delmarva Power & Light Co.	3.500%	11/15/23	25	26
	Delmarva Power & Light Co.	4.150%	5/15/45	100	112
	Dominion Energy Inc.	2.715%	8/15/21	50	50
	Dominion Energy Inc.	3.071%	8/15/24	75	76
	Dominion Energy Inc.	3.900%	10/1/25	125	133
	Dominion Energy Inc.	2.850%	8/15/26	125	126
	Dominion Energy Inc.	4.250%	6/1/28	125	138
	Dominion Energy Inc.	6.300%	3/15/33	75	97
	Dominion Energy Inc.	5.950%	6/15/35	225	284
	Dominion Energy Inc.	4.900%	8/1/41	80	93
	Dominion Energy Inc.	4.050%	9/15/42	300	314
	Dominion Energy Inc.	4.600%	3/15/49	300	348
[3]	Dominion Energy Inc.	5.750%	10/1/54	100	108
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	50	67
	Dominion Energy South Carolina Inc.	6.050%	1/15/38	125	168
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	75	97
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	75	88
	DTE Electric Co.	3.650%	3/15/24	250	264
	DTE Electric Co.	3.375%	3/1/25	150	158
	DTE Electric Co.	4.000%	4/1/43	225	250
	DTE Electric Co.	3.700%	6/1/46	50	54
	DTE Electric Co.	3.750%	8/15/47	100	109
	DTE Electric Co.	3.950%	3/1/49	128	146
	DTE Energy Co.	2.600%	6/15/22	50	50
	DTE Energy Co.	2.250%	11/1/22	400	400
	DTE Energy Co.	3.700%	8/1/23	125	130
	DTE Energy Co.	2.529%	10/1/24	100	100
	DTE Energy Co.	2.850%	10/1/26	300	300
	DTE Energy Co.	3.800%	3/15/27	175	184
	DTE Energy Co.	3.400%	6/15/29	100	102
	DTE Energy Co.	2.950%	3/1/30	60	59
	DTE Energy Co.	6.375%	4/15/33	75	98
	Duke Energy Carolinas LLC	3.900%	6/15/21	500	512
	Duke Energy Carolinas LLC	2.500%	3/15/23	100	101
	Duke Energy Carolinas LLC	3.050%	3/15/23	100	103
	Duke Energy Carolinas LLC	2.950%	12/1/26	100	103
	Duke Energy Carolinas LLC	3.950%	11/15/28	125	139
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	156
	Duke Energy Carolinas LLC	2.450%	8/15/29	200	198
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	135
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	34
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	34
	Duke Energy Carolinas LLC	5.300%	2/15/40	150	193
	Duke Energy Carolinas LLC	4.000%	9/30/42	75	83
	Duke Energy Carolinas LLC	3.875%	3/15/46	100	111
	Duke Energy Carolinas LLC	3.700%	12/1/47	100	107
	Duke Energy Carolinas LLC	3.950%	3/15/48	300	331
	Duke Energy Carolinas LLC	3.200%	8/15/49	500	493
	Duke Energy Corp.	2.400%	8/15/22	200	201
	Duke Energy Corp.	3.050%	8/15/22	275	281
	Duke Energy Corp.	3.750%	4/15/24	325	344
	Duke Energy Corp.	2.650%	9/1/26	80	80
	Duke Energy Corp.	3.150%	8/15/27	300	308
	Duke Energy Corp.	4.800%	12/15/45	125	148
	Duke Energy Corp.	3.750%	9/1/46	405	414
	Duke Energy Florida LLC	3.800%	7/15/28	100	109
	Duke Energy Florida LLC	2.500%	12/1/29	425	424
	Duke Energy Florida LLC	6.350%	9/15/37	225	312
	Duke Energy Florida LLC	6.400%	6/15/38	200	284
	Duke Energy Florida LLC	3.850%	11/15/42	200	215
	Duke Energy Florida LLC	3.400%	10/1/46	100	101
	Duke Energy Florida LLC	4.200%	7/15/48	200	230
[3]	Duke Energy Florida Project Finance LLC	1.731%	9/1/22	50	50
[3]	Duke Energy Florida Project Finance LLC	2.538%	9/1/29	100	99
	Duke Energy Indiana LLC	6.350%	8/15/38	225	316
	Duke Energy Indiana LLC	3.750%	5/15/46	225	240
	Duke Energy Indiana LLC	3.250%	10/1/49	325	326
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	26
	Duke Energy Progress LLC	2.800%	5/15/22	100	102
	Duke Energy Progress LLC	3.375%	9/1/23	25	26
	Duke Energy Progress LLC	3.700%	9/1/28	175	191
	Duke Energy Progress LLC	3.450%	3/15/29	125	134
	Duke Energy Progress LLC	4.375%	3/30/44	300	348
	Duke Energy Progress LLC	4.150%	12/1/44	100	112
	Duke Energy Progress LLC	3.700%	10/15/46	50	53
	Duke Energy Progress LLC	3.600%	9/15/47	100	104
	Edison International	2.400%	9/15/22	125	124
	Edison International	3.125%	11/15/22	80	81
	Edison International	2.950%	3/15/23	200	200
	Edison International	5.750%	6/15/27	25	28
	El Paso Electric Co.	6.000%	5/15/35	50	61
	El Paso Electric Co.	5.000%	12/1/44	75	88
	Emera US Finance LP	2.700%	6/15/21	125	126
	Emera US Finance LP	3.550%	6/15/26	150	156
	Emera US Finance LP	4.750%	6/15/46	245	283
	Enel Chile SA	4.875%	6/12/28	125	139
	Entergy Arkansas Inc.	3.750%	2/15/21	50	51
	Entergy Arkansas Inc.	3.500%	4/1/26	50	53
	Entergy Corp.	4.000%	7/15/22	150	156
	Entergy Corp.	2.950%	9/1/26	200	203
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	223	256
	Entergy Louisiana LLC	5.400%	11/1/24	382	436
	Entergy Louisiana LLC	2.400%	10/1/26	75	74
	Entergy Louisiana LLC	3.120%	9/1/27	100	103
	Entergy Louisiana LLC	3.050%	6/1/31	100	102
	Entergy Louisiana LLC	4.000%	3/15/33	150	168
	Entergy Louisiana LLC	4.950%	1/15/45	150	162
	Entergy Louisiana LLC	4.200%	9/1/48	200	231
	Entergy Louisiana LLC	4.200%	4/1/50	100	116
	Entergy Mississippi LLC	2.850%	6/1/28	125	127
	Entergy Texas Inc.	3.550%	9/30/49	60	61
	Evergy Inc.	2.450%	9/15/24	50	50
	Evergy Inc.	2.900%	9/15/29	100	99

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Eversource Energy	2.500%	3/15/21	100	101
	Eversource Energy	2.750%	3/15/22	75	76
	Eversource Energy	3.800%	12/1/23	75	78
	Eversource Energy	2.900%	10/1/24	50	51
	Eversource Energy	3.150%	1/15/25	125	129
	Eversource Energy	3.300%	1/15/28	100	103
	Eversource Energy	4.250%	4/1/29	200	221
	Exelon Corp.	5.150%	12/1/20	200	204
	Exelon Corp.	3.497%	6/1/22	200	205
	Exelon Corp.	3.950%	6/15/25	200	215
	Exelon Corp.	3.400%	4/15/26	200	209
	Exelon Corp.	4.950%	6/15/35	225	259
	Exelon Corp.	5.625%	6/15/35	20	25
	Exelon Corp.	5.100%	6/15/45	145	174
	Exelon Corp.	4.450%	4/15/46	175	197
	Exelon Generation Co. LLC	6.250%	10/1/39	360	435
	Exelon Generation Co. LLC	5.750%	10/1/41	75	86
	Exelon Generation Co. LLC	5.600%	6/15/42	155	173
	FirstEnergy Corp.	2.850%	7/15/22	100	101
	FirstEnergy Corp.	3.900%	7/15/27	300	320
	FirstEnergy Corp.	7.375%	11/15/31	475	668
	FirstEnergy Corp.	4.850%	7/15/47	200	237
	Florida Power & Light Co.	3.250%	6/1/24	25	26
	Florida Power & Light Co.	5.625%	4/1/34	25	33
	Florida Power & Light Co.	5.960%	4/1/39	375	528
	Florida Power & Light Co.	4.125%	2/1/42	170	193
	Florida Power & Light Co.	4.050%	6/1/42	125	141
	Florida Power & Light Co.	3.800%	12/15/42	75	82
	Florida Power & Light Co.	3.700%	12/1/47	150	165
	Florida Power & Light Co.	3.950%	3/1/48	325	367
	Florida Power & Light Co.	4.125%	6/1/48	100	116
	Florida Power & Light Co.	3.990%	3/1/49	100	114
	Florida Power & Light Co.	3.150%	10/1/49	155	154
	Fortis Inc.	3.055%	10/4/26	295	301
	Georgia Power Co.	2.400%	4/1/21	75	75
	Georgia Power Co.	2.200%	9/15/24	225	221
	Georgia Power Co.	3.250%	4/1/26	100	103
	Georgia Power Co.	4.750%	9/1/40	175	198
	Georgia Power Co.	4.300%	3/15/43	100	108
	Great Plains Energy Inc.	4.850%	6/1/21	100	103
	Gulf Power Co.	3.300%	5/30/27	50	52
	Iberdrola International BV	6.750%	7/15/36	75	104
	Indiana Michigan Power Co.	3.850%	5/15/28	250	271
	Indiana Michigan Power Co.	3.750%	7/1/47	150	157
	Indiana Michigan Power Co.	4.250%	8/15/48	100	114
	Interstate Power & Light Co.	3.250%	12/1/24	202	211
	Interstate Power & Light Co.	4.100%	9/26/28	125	136
	Interstate Power & Light Co.	3.600%	4/1/29	60	64
	Interstate Power & Light Co.	6.250%	7/15/39	50	66
	Interstate Power & Light Co.	3.700%	9/15/46	75	76
	ITC Holdings Corp.	2.700%	11/15/22	100	101
	ITC Holdings Corp.	3.650%	6/15/24	75	78
	ITC Holdings Corp.	3.350%	11/15/27	100	104
	ITC Holdings Corp.	5.300%	7/1/43	300	366
[3]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	67	78
	Kansas City Power & Light Co.	3.150%	3/15/23	75	77
	Kansas City Power & Light Co.	5.300%	10/1/41	100	126
	Kansas City Power & Light Co.	4.200%	6/15/47	100	115
	Kentucky Utilities Co.	3.250%	11/1/20	50	50
	Kentucky Utilities Co.	5.125%	11/1/40	125	155
	Kentucky Utilities Co.	4.375%	10/1/45	100	116
	Louisville Gas & Electric Co.	3.300%	10/1/25	75	78
	Louisville Gas & Electric Co.	4.250%	4/1/49	170	194
	MidAmerican Energy Co.	3.500%	10/15/24	179	190
	MidAmerican Energy Co.	3.100%	5/1/27	150	156
	MidAmerican Energy Co.	3.650%	4/15/29	200	218
	MidAmerican Energy Co.	6.750%	12/30/31	125	174
	MidAmerican Energy Co.	5.750%	11/1/35	125	164
	MidAmerican Energy Co.	4.800%	9/15/43	75	92
	MidAmerican Energy Co.	3.950%	8/1/47	100	111
	MidAmerican Energy Co.	4.250%	7/15/49	200	240
	Mississippi Power Co.	4.250%	3/15/42	100	107
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	200	201
	National Rural Utilities Cooperative Finance Corp.	2.900%	3/15/21	50	51
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	300	306
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	775	799
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	100	109
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	100	109
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	204	230
[3]	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	25	26
[3]	National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	75	79
	National Rural Utilities Cooperative Finance Corp.	4.400%	11/1/48	400	476
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	100	119
	Nevada Power Co.	3.700%	5/1/29	200	216
	Nevada Power Co.	6.750%	7/1/37	75	106
	NextEra Energy Capital Holdings Inc.	2.403%	9/1/21	150	151
	NextEra Energy Capital Holdings Inc.	2.900%	4/1/22	350	356
	NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	105	107
	NextEra Energy Capital Holdings Inc.	3.150%	4/1/24	100	103
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	50	52
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	250	265
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	100	106
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	100	100
[3]	NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	125	128
[3]	NextEra Energy Capital Holdings Inc.	5.650%	5/1/79	100	111
	Northern States Power Co.	6.250%	6/1/36	75	103
	Northern States Power Co.	6.200%	7/1/37	50	69
	Northern States Power Co.	5.350%	11/1/39	175	228
	Northern States Power Co.	3.400%	8/15/42	105	109
	Northern States Power Co.	4.000%	8/15/45	50	55
	Northern States Power Co.	2.900%	3/1/50	250	238
	NSTAR Electric Co.	2.375%	10/15/22	125	126
	NSTAR Electric Co.	3.200%	5/15/27	125	131
	NSTAR Electric Co.	3.250%	5/15/29	50	52
	NSTAR Electric Co.	5.500%	3/15/40	75	96
	Oglethorpe Power Corp.	5.950%	11/1/39	50	62
	Oglethorpe Power Corp.	5.375%	11/1/40	175	211
	Ohio Edison Co.	6.875%	7/15/36	100	140
	Ohio Power Co.	5.375%	10/1/21	175	185
	Ohio Power Co.	4.150%	4/1/48	100	114
	Ohio Power Co.	4.000%	6/1/49	240	270
	Oklahoma Gas & Electric Co.	3.800%	8/15/28	75	81
	Oklahoma Gas & Electric Co.	4.150%	4/1/47	50	54
	Oklahoma Gas & Electric Co.	3.850%	8/15/47	75	78
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	183
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	100	102
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	75	77
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	50	55
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	73
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	196
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	125	159
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	88
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	100	130
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	100	109
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	50	55
	Oncor Electric Delivery Co. LLC	3.800%	6/1/49	100	109
	Oncor Electric Delivery Co. LLC	3.100%	9/15/49	400	396
	PacifiCorp	2.950%	2/1/22	100	102
	PacifiCorp	3.600%	4/1/24	125	132
	PacifiCorp	3.500%	6/15/29	100	108

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	PacifiCorp	7.700%	11/15/31	450	662
	PacifiCorp	5.250%	6/15/35	100	123
	PacifiCorp	6.100%	8/1/36	75	101
	PacifiCorp	6.350%	7/15/38	75	105
	PacifiCorp	4.100%	2/1/42	200	222
	PacifiCorp	4.125%	1/15/49	100	114
	PacifiCorp	4.150%	2/15/50	200	229
	PECO Energy Co.	2.375%	9/15/22	300	303
	PECO Energy Co.	3.900%	3/1/48	75	83
	Pinnacle West Capital Corp.	2.250%	11/30/20	100	100
	PNM Resources Inc.	3.250%	3/9/21	50	51
	Potomac Electric Power Co.	6.500%	11/15/37	250	353
	Potomac Electric Power Co.	4.150%	3/15/43	150	168
	PPL Capital Funding Inc.	4.200%	6/15/22	25	26
	PPL Capital Funding Inc.	3.500%	12/1/22	115	119
	PPL Capital Funding Inc.	3.400%	6/1/23	100	103
	PPL Capital Funding Inc.	3.950%	3/15/24	50	53
	PPL Capital Funding Inc.	3.100%	5/15/26	100	102
	PPL Capital Funding Inc.	4.700%	6/1/43	75	83
	PPL Capital Funding Inc.	5.000%	3/15/44	200	229
	PPL Capital Funding Inc.	4.000%	9/15/47	75	76
	PPL Electric Utilities Corp.	3.000%	9/15/21	275	280
	PPL Electric Utilities Corp.	6.250%	5/15/39	100	140
	PPL Electric Utilities Corp.	4.125%	6/15/44	50	56
	PPL Electric Utilities Corp.	4.150%	10/1/45	155	174
	PPL Electric Utilities Corp.	3.950%	6/1/47	75	82
	Progress Energy Inc.	4.400%	1/15/21	100	102
	Progress Energy Inc.	3.150%	4/1/22	40	41
	Progress Energy Inc.	7.000%	10/30/31	119	160
	Progress Energy Inc.	6.000%	12/1/39	125	162
	PSEG Power LLC	3.850%	6/1/23	125	131
	PSEG Power LLC	8.625%	4/15/31	96	134
	Public Service Co. of Colorado	3.200%	11/15/20	25	25
	Public Service Co. of Colorado	3.700%	6/15/28	75	81
	Public Service Co. of Colorado	3.600%	9/15/42	175	184
	Public Service Co. of Colorado	4.100%	6/15/48	75	85
	Public Service Co. of New Hampshire	3.500%	11/1/23	50	52
	Public Service Co. of New Hampshire	3.600%	7/1/49	75	79
	Public Service Electric & Gas Co.	1.900%	3/15/21	150	150
	Public Service Electric & Gas Co.	3.000%	5/15/25	80	83
	Public Service Electric & Gas Co.	2.250%	9/15/26	250	247
	Public Service Electric & Gas Co.	3.000%	5/15/27	75	77
	Public Service Electric & Gas Co.	3.200%	5/15/29	70	74
	Public Service Electric & Gas Co.	3.800%	3/1/46	250	272
	Public Service Electric & Gas Co.	3.600%	12/1/47	75	80
	Public Service Electric & Gas Co.	3.850%	5/1/49	200	222
	Public Service Enterprise Group Inc.	2.650%	11/15/22	100	102
	Puget Energy Inc.	6.000%	9/1/21	100	106
	Puget Energy Inc.	5.625%	7/15/22	200	214
	Puget Energy Inc.	3.650%	5/15/25	400	415
	Puget Sound Energy Inc.	6.274%	3/15/37	125	169
	Puget Sound Energy Inc.	5.757%	10/1/39	125	166
	Puget Sound Energy Inc.	4.300%	5/20/45	100	115
	Puget Sound Energy Inc.	4.223%	6/15/48	125	142
	Puget Sound Energy Inc.	3.250%	9/15/49	90	90
	San Diego Gas & Electric Co.	2.500%	5/15/26	250	248
	San Diego Gas & Electric Co.	4.500%	8/15/40	100	111
	San Diego Gas & Electric Co.	3.750%	6/1/47	75	77
	San Diego Gas & Electric Co.	4.150%	5/15/48	75	82
	Sierra Pacific Power Co.	2.600%	5/1/26	100	101
	Southern California Edison Co.	2.900%	3/1/21	100	101
	Southern California Edison Co.	3.875%	6/1/21	275	281
[3]	Southern California Edison Co.	1.845%	2/1/22	36	35
	Southern California Edison Co.	2.400%	2/1/22	75	75
	Southern California Edison Co.	3.400%	6/1/23	75	77
	Southern California Edison Co.	3.500%	10/1/23	175	182
	Southern California Edison Co.	3.700%	8/1/25	50	53
	Southern California Edison Co.	3.650%	3/1/28	100	107
	Southern California Edison Co.	4.200%	3/1/29	75	83
	Southern California Edison Co.	6.650%	4/1/29	75	90
	Southern California Edison Co.	2.850%	8/1/29	75	75
	Southern California Edison Co.	5.750%	4/1/35	75	91
	Southern California Edison Co.	5.350%	7/15/35	200	237
	Southern California Edison Co.	5.625%	2/1/36	125	152
	Southern California Edison Co.	5.500%	3/15/40	100	122
	Southern California Edison Co.	4.500%	9/1/40	75	82
	Southern California Edison Co.	4.050%	3/15/42	208	214
	Southern California Edison Co.	3.900%	3/15/43	100	102
	Southern California Edison Co.	4.000%	4/1/47	335	350
	Southern California Edison Co.	4.125%	3/1/48	350	370
	Southern California Edison Co.	4.875%	3/1/49	100	118
	Southern Co.	2.350%	7/1/21	300	301
	Southern Co.	3.250%	7/1/26	350	363
	Southern Co.	4.250%	7/1/36	200	215
	Southern Co.	4.400%	7/1/46	360	398
	Southern Power Co.	2.500%	12/15/21	350	353
	Southern Power Co.	4.150%	12/1/25	100	108
	Southern Power Co.	5.150%	9/15/41	100	114
	Southern Power Co.	5.250%	7/15/43	50	57
	Southern Power Co.	4.950%	12/15/46	75	83
	Southwestern Electric Power Co.	2.750%	10/1/26	100	99
	Southwestern Electric Power Co.	4.100%	9/15/28	100	109
	Southwestern Electric Power Co.	6.200%	3/15/40	50	66
	Southwestern Electric Power Co.	3.900%	4/1/45	200	206
	Southwestern Electric Power Co.	3.850%	2/1/48	325	334
	Southwestern Public Service Co.	3.300%	6/15/24	165	171
	Southwestern Public Service Co.	4.500%	8/15/41	100	117
	Southwestern Public Service Co.	3.400%	8/15/46	275	274
	Southwestern Public Service Co.	3.700%	8/15/47	75	78
	Southwestern Public Service Co.	4.400%	11/15/48	275	321
	Southwestern Public Service Co.	3.750%	6/15/49	75	80
	Tampa Electric Co.	4.100%	6/15/42	50	54
	Tampa Electric Co.	4.350%	5/15/44	50	57
	Tampa Electric Co.	4.300%	6/15/48	75	87
	Tampa Electric Co.	4.450%	6/15/49	125	148
	Tampa Electric Co.	3.625%	6/15/50	50	53
	Toledo Edison Co.	6.150%	5/15/37	75	101
	Tucson Electric Power Co.	3.050%	3/15/25	50	52
	Union Electric Co.	3.500%	4/15/24	250	263
	Union Electric Co.	8.450%	3/15/39	150	244
	Union Electric Co.	3.650%	4/15/45	125	131
	Union Electric Co.	4.000%	4/1/48	75	84
	Union Electric Co.	3.250%	10/1/49	100	99
	Virginia Electric & Power Co.	3.450%	2/15/24	50	52
	Virginia Electric & Power Co.	2.950%	11/15/26	75	77
	Virginia Electric & Power Co.	3.500%	3/15/27	250	265
	Virginia Electric & Power Co.	3.800%	4/1/28	150	162
	Virginia Electric & Power Co.	2.875%	7/15/29	275	280
	Virginia Electric & Power Co.	6.000%	1/15/36	125	163
	Virginia Electric & Power Co.	6.000%	5/15/37	150	199
	Virginia Electric & Power Co.	6.350%	11/30/37	50	69
	Virginia Electric & Power Co.	4.000%	1/15/43	400	435
	Virginia Electric & Power Co.	4.450%	2/15/44	475	550
	Virginia Electric & Power Co.	4.200%	5/15/45	75	85
	Virginia Electric & Power Co.	4.000%	11/15/46	100	110
	Virginia Electric & Power Co.	3.800%	9/15/47	100	108
	Virginia Electric & Power Co.	4.600%	12/1/48	375	455
	Virginia Electric & Power Co.	3.300%	12/1/49	110	111
	WEC Energy Group Inc.	3.550%	6/15/25	200	211
	Westar Energy Inc.	2.550%	7/1/26	150	150
	Westar Energy Inc.	3.100%	4/1/27	100	103
	Westar Energy Inc.	4.125%	3/1/42	200	223
	Westar Energy Inc.	4.100%	4/1/43	100	111
	Westar Energy Inc.	4.250%	12/1/45	25	28
	Wisconsin Electric Power Co.	2.950%	9/15/21	75	76
	Wisconsin Electric Power Co.	2.050%	12/15/24	100	100
	Wisconsin Electric Power Co.	4.300%	10/15/48	100	115
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	136
	Wisconsin Public Service Corp.	3.350%	11/21/21	300	309
	Xcel Energy Inc.	2.600%	3/15/22	75	76
	Xcel Energy Inc.	3.300%	6/1/25	325	339
	Xcel Energy Inc.	3.350%	12/1/26	75	78

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Xcel Energy Inc.	4.000%	6/15/28	75	82
Xcel Energy Inc.	2.600%	12/1/29	200	198
Xcel Energy Inc.	3.500%	12/1/49	100	102

Natural Gas (0.2%)
Atmos Energy Corp.	3.000%	6/15/27	100	103
Atmos Energy Corp.	2.625%	9/15/29	50	50
Atmos Energy Corp.	5.500%	6/15/41	200	257
Atmos Energy Corp.	4.150%	1/15/43	100	112
Atmos Energy Corp.	4.125%	10/15/44	50	56
Atmos Energy Corp.	3.375%	9/15/49	530	535
CenterPoint Energy Resources Corp.	4.500%	1/15/21	25	26
CenterPoint Energy Resources Corp.	3.550%	4/1/23	50	52
CenterPoint Energy Resources Corp.	4.000%	4/1/28	100	107
CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	315
CenterPoint Energy Resources Corp.	4.100%	9/1/47	50	52
KeySpan Corp.	5.803%	4/1/35	50	61
NiSource Finance Corp.	3.490%	5/15/27	250	262
NiSource Finance Corp.	5.950%	6/15/41	100	128
NiSource Finance Corp.	4.800%	2/15/44	125	143
NiSource Finance Corp.	5.650%	2/1/45	100	128
NiSource Finance Corp.	4.375%	5/15/47	250	279
NiSource Inc.	2.650%	11/17/22	75	76
NiSource Inc.	3.650%	6/15/23	75	78
NiSource Inc.	2.950%	9/1/29	100	100
ONE Gas Inc.	4.658%	2/1/44	125	149
ONE Gas Inc.	4.500%	11/1/48	75	89
Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	110	117
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	56
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	75	74
Sempra Energy	2.850%	11/15/20	395	397
Sempra Energy	2.875%	10/1/22	100	102
Sempra Energy	2.900%	2/1/23	100	102
Sempra Energy	4.050%	12/1/23	100	106
Sempra Energy	3.750%	11/15/25	155	163
Sempra Energy	3.250%	6/15/27	150	154
Sempra Energy	3.400%	2/1/28	200	207
Sempra Energy	3.800%	2/1/38	200	208
Sempra Energy	6.000%	10/15/39	150	195
Sempra Energy	4.000%	2/1/48	175	182
Southern California Gas Co.	2.600%	6/15/26	200	200
Southern California Gas Co.	3.750%	9/15/42	75	78
Southern California Gas Co.	4.125%	6/1/48	75	83
Southern California Gas Co.	3.950%	2/15/50	70	78
Southern Co. Gas Capital Corp.	3.500%	9/15/21	325	332
Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	77
Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	95
Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	54
Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	102
Southern Co. Gas Capital Corp.	4.400%	5/30/47	100	109
Southwest Gas Corp.	3.700%	4/1/28	50	53
Southwest Gas Corp.	3.800%	9/29/46	75	77
Southwest Gas Corp.	4.150%	6/1/49	25	27
Washington Gas Light Co.	3.796%	9/15/46	100	104
Washington Gas Light Co.	3.650%	9/15/49	30	30

Other Utility (0.0%)
American Water Capital Corp.	3.400%	3/1/25	125	131
American Water Capital Corp.	2.950%	9/1/27	325	331
American Water Capital Corp.	3.450%	6/1/29	125	132
American Water Capital Corp.	6.593%	10/15/37	150	213
American Water Capital Corp.	4.300%	9/1/45	100	113
American Water Capital Corp.	3.750%	9/1/47	200	210
American Water Capital Corp.	4.200%	9/1/48	100	113
American Water Capital Corp.	4.150%	6/1/49	125	140
Aqua America Inc.	3.566%	5/1/29	75	79
Aqua America Inc.	4.276%	5/1/49	85	94
Veolia Environnement SA	6.750%	6/1/38	39	54
				84,050
Total Corporate Bonds (Cost $1,063,591)				1,139,256

Sovereign Bonds (4.1%)
African Development Bank	1.250%	7/26/21	500	497
African Development Bank	2.375%	9/23/21	300	303
African Development Bank	1.625%	9/16/22	400	399
African Development Bank	2.125%	11/16/22	700	708
African Development Bank	3.000%	9/20/23	275	288
Asian Development Bank	2.250%	1/20/21	500	503
Asian Development Bank	1.625%	3/16/21	500	499
Asian Development Bank	1.750%	6/8/21	625	625
Asian Development Bank	2.000%	2/16/22	980	987
Asian Development Bank	1.875%	2/18/22	600	603
Asian Development Bank	1.875%	7/19/22	600	603
Asian Development Bank	1.750%	9/13/22	900	901
Asian Development Bank	2.750%	3/17/23	1,000	1,032
Asian Development Bank	2.625%	1/30/24	1,000	1,034
Asian Development Bank	1.500%	10/18/24	500	494
Asian Development Bank	2.000%	1/22/25	300	303
Asian Development Bank	2.000%	4/24/26	100	101
Asian Development Bank	2.625%	1/12/27	200	209
Asian Development Bank	2.375%	8/10/27	275	283
Asian Development Bank	6.220%	8/15/27	100	127
Asian Development Bank	2.500%	11/2/27	673	700
Asian Development Bank	5.820%	6/16/28	148	188
Asian Development Bank	3.125%	9/26/28	130	142
Asian Development Bank	1.750%	9/19/29	200	195
Asian Infrastructure Investment Bank	2.250%	5/16/24	500	510
Canada	2.625%	1/25/22	250	255
Canada	2.000%	11/15/22	570	575
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	300	306
CNOOC Finance 2013 Ltd.	2.875%	9/30/29	250	250
CNOOC Finance 2013 Ltd.	3.300%	9/30/49	250	236
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	500	523
CNOOC Finance 2015 USA LLC	4.375%	5/2/28	500	554
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	300	320
Corp. Andina de Fomento	3.250%	2/11/22	45	46
Corp. Andina de Fomento	2.750%	1/6/23	125	126
Corp. Andina de Fomento	3.750%	11/23/23	925	968
Council Of Europe Development Bank	1.625%	3/16/21	200	200
Council Of Europe Development Bank	1.750%	9/26/22	150	150
Council Of Europe Development Bank	2.625%	2/13/23	425	437
Ecopetrol SA	5.875%	9/18/23	225	250
Ecopetrol SA	4.125%	1/16/25	200	210
Ecopetrol SA	5.375%	6/26/26	750	841
Ecopetrol SA	7.375%	9/18/43	100	135
Ecopetrol SA	5.875%	5/28/45	400	470
Equinor ASA	2.750%	11/10/21	300	305
Equinor ASA	3.150%	1/23/22	150	154
Equinor ASA	2.450%	1/17/23	450	457
Equinor ASA	2.650%	1/15/24	375	384
Equinor ASA	3.700%	3/1/24	150	160
Equinor ASA	3.250%	11/10/24	150	158
Equinor ASA	7.250%	9/23/27	250	331
Equinor ASA	3.625%	9/10/28	175	193
Equinor ASA	5.100%	8/17/40	125	159
Equinor ASA	4.250%	11/23/41	175	202
Equinor ASA	3.950%	5/15/43	125	139
Equinor ASA	4.800%	11/8/43	175	221
Equinor ASA	3.250%	11/18/49	125	125
European Bank for Reconstruction & Development	1.875%	7/15/21	225	226
European Bank for Reconstruction & Development	1.500%	11/2/21	150	150
European Bank for Reconstruction & Development	1.875%	2/23/22	200	201
European Bank for Reconstruction & Development	2.750%	3/7/23	925	955
European Bank for Reconstruction & Development	1.625%	9/27/24	270	268
European Investment Bank	4.000%	2/16/21	735	753
European Investment Bank	2.000%	3/15/21	1,450	1,455
European Investment Bank	2.500%	4/15/21	850	858

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
European Investment Bank	2.375%	5/13/21	1,850	1,866
European Investment Bank	1.625%	6/15/21	1,000	998
European Investment Bank	1.375%	9/15/21	100	100
European Investment Bank	2.125%	10/15/21	300	302
European Investment Bank	2.875%	12/15/21	1,150	1,176
European Investment Bank	2.250%	3/15/22	500	506
European Investment Bank	2.625%	5/20/22	200	204
European Investment Bank	2.375%	6/15/22	1,725	1,753
European Investment Bank	1.375%	9/6/22	720	714
European Investment Bank	2.500%	3/15/23	600	615
European Investment Bank	2.875%	8/15/23	800	833
European Investment Bank	3.125%	12/14/23	500	527
European Investment Bank	3.250%	1/29/24	810	858
European Investment Bank	2.625%	3/15/24	530	549
European Investment Bank	2.250%	6/24/24	550	562
European Investment Bank	2.500%	10/15/24	276	285
European Investment Bank	1.875%	2/10/25	1,050	1,056
European Investment Bank	2.375%	5/24/27	225	232
European Investment Bank	1.625%	10/9/29	125	121
European Investment Bank	4.875%	2/15/36	325	436
Export Development Canada	1.500%	5/26/21	525	523
Export Development Canada	1.375%	10/21/21	200	199
Export Development Canada	1.750%	7/18/22	200	201
Export Development Canada	2.500%	1/24/23	40	41
Export Development Canada	2.625%	2/21/24	250	258
Export-Import Bank of Korea	2.500%	5/10/21	300	302
Export-Import Bank of Korea	4.375%	9/15/21	75	78
Export-Import Bank of Korea	1.875%	10/21/21	250	249
Export-Import Bank of Korea	3.500%	11/27/21	200	205
Export-Import Bank of Korea	5.000%	4/11/22	275	293
Export-Import Bank of Korea	3.000%	11/1/22	400	410
Export-Import Bank of Korea	3.625%	11/27/23	200	211
Export-Import Bank of Korea	4.000%	1/14/24	650	695
Export-Import Bank of Korea	2.625%	5/26/26	200	202
FMS Wertmanagement	2.000%	8/1/22	470	474
FMS Wertmanagement	2.750%	3/6/23	300	310
Hydro-Quebec	8.400%	1/15/22	375	421
Hydro-Quebec	8.050%	7/7/24	325	405
Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	250	251
Industrial & Commercial Bank of China Ltd.	2.957%	11/8/22	250	254
Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	250	258
Inter-American Development Bank	1.875%	3/15/21	200	200
Inter-American Development Bank	2.625%	4/19/21	700	708
Inter-American Development Bank	2.125%	1/18/22	700	706
Inter-American Development Bank	1.750%	4/14/22	800	801
Inter-American Development Bank	3.000%	9/26/22	500	516
Inter-American Development Bank	2.500%	1/18/23	1,025	1,050
Inter-American Development Bank	3.000%	10/4/23	625	655
Inter-American Development Bank	2.625%	1/16/24	150	155
Inter-American Development Bank	3.000%	2/21/24	900	943
Inter-American Development Bank	2.125%	1/15/25	1,100	1,117
Inter-American Development Bank	7.000%	6/15/25	100	125
Inter-American Development Bank	2.000%	6/2/26	750	754
Inter-American Development Bank	2.000%	7/23/26	100	101
Inter-American Development Bank	2.375%	7/7/27	450	464
Inter-American Development Bank	3.125%	9/18/28	875	955
Inter-American Development Bank	3.875%	10/28/41	200	245
Inter-American Development Bank	3.200%	8/7/42	100	112
International Bank for Reconstruction & Development	1.625%	3/9/21	1,100	1,099
International Bank for Reconstruction & Development	1.375%	5/24/21	1,100	1,095
International Bank for Reconstruction & Development	2.250%	6/24/21	450	453
International Bank for Reconstruction & Development	2.750%	7/23/21	1,330	1,352
International Bank for Reconstruction & Development	1.375%	9/20/21	1,975	1,966

	International Bank for Reconstruction & Development	2.125%	12/13/21	255	257
	International Bank for Reconstruction & Development	2.000%	1/26/22	145	146
	International Bank for Reconstruction & Development	1.625%	2/10/22	1,325	1,324
	International Bank for Reconstruction & Development	2.125%	7/1/22	775	783
	International Bank for Reconstruction & Development	1.875%	6/19/23	1,100	1,105
	International Bank for Reconstruction & Development	3.000%	9/27/23	1,125	1,177
	International Bank for Reconstruction & Development	2.500%	3/19/24	1,100	1,134
	International Bank for Reconstruction & Development	1.500%	8/28/24	695	687
	International Bank for Reconstruction & Development	2.500%	11/25/24	750	775
	International Bank for Reconstruction & Development	2.500%	7/29/25	1,150	1,193
	International Bank for Reconstruction & Development	3.125%	11/20/25	470	504
	International Bank for Reconstruction & Development	2.500%	11/22/27	350	365
	International Bank for Reconstruction & Development	1.750%	10/23/29	200	195
	International Bank for Reconstruction & Development	4.750%	2/15/35	250	326
	International Finance Corp.	2.250%	1/25/21	1,150	1,156
	International Finance Corp.	2.875%	7/31/23	275	286
	International Finance Corp.	1.375%	10/16/24	200	196
	International Finance Corp.	2.125%	4/7/26	600	609
[7]	Japan Bank for International Cooperation	3.125%	7/20/21	275	280
[7]	Japan Bank for International Cooperation	1.500%	7/21/21	750	746
[7]	Japan Bank for International Cooperation	2.000%	11/4/21	770	772
[7]	Japan Bank for International Cooperation	2.500%	6/1/22	450	456
[7]	Japan Bank for International Cooperation	2.375%	7/21/22	250	253
[7]	Japan Bank for International Cooperation	2.375%	11/16/22	540	547
[7]	Japan Bank for International Cooperation	3.250%	7/20/23	300	312
[7]	Japan Bank for International Cooperation	3.375%	7/31/23	100	105
[7]	Japan Bank for International Cooperation	3.375%	10/31/23	400	421
[7]	Japan Bank for International Cooperation	3.000%	5/29/24	500	519
[7]	Japan Bank for International Cooperation	1.750%	10/17/24	200	197
[7]	Japan Bank for International Cooperation	2.125%	2/10/25	330	331
[7]	Japan Bank for International Cooperation	2.375%	4/20/26	200	202
[7]	Japan Bank for International Cooperation	2.250%	11/4/26	200	201
[7]	Japan Bank for International Cooperation	2.875%	7/21/27	200	209
[7]	Japan Bank for International Cooperation	2.750%	11/16/27	800	832
[7]	Japan Bank for International Cooperation	3.250%	7/20/28	300	323
[7]	Japan Bank for International Cooperation	3.500%	10/31/28	350	384
[7]	Japan International Cooperation Agency	2.750%	4/27/27	300	310
[8]	KFW	1.625%	3/15/21	900	899
[8]	KFW	2.375%	3/24/21	900	907

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[8]	KFW	2.625%	4/12/21	800	809
[8]	KFW	1.500%	6/15/21	900	898
[8]	KFW	1.750%	9/15/21	600	601
[8]	KFW	2.000%	11/30/21	600	604
[8]	KFW	3.125%	12/15/21	1,115	1,146
[8]	KFW	2.500%	2/15/22	1,000	1,016
[8]	KFW	2.125%	3/7/22	1,000	1,009
[8]	KFW	2.125%	6/15/22	750	758
[8]	KFW	1.750%	8/22/22	1,200	1,202
[8]	KFW	2.000%	10/4/22	950	958
[8]	KFW	2.375%	12/29/22	450	459
[8]	KFW	2.125%	1/17/23	1,025	1,040
[8]	KFW	2.625%	2/28/24	400	414
[8]	KFW	1.375%	8/5/24	900	883
[8]	KFW	2.500%	11/20/24	1,800	1,859
[8]	KFW	2.000%	5/2/25	150	152
[8]	KFW	2.875%	4/3/28	500	536
[8]	KFW	1.750%	9/14/29	175	171
[8]	KFW	0.000%	4/18/36	400	273
[8]	KFW	0.000%	6/29/37	200	133
	Korea Development Bank	4.625%	11/16/21	150	157
	Korea Development Bank	3.000%	9/14/22	750	768
	Korea Development Bank	3.375%	3/12/23	700	726
	Korea Development Bank	3.750%	1/22/24	500	530
	Korea Development Bank	2.125%	10/1/24	200	199
[8]	Landwirtschaftliche Rentenbank	1.750%	9/24/21	250	250
[8]	Landwirtschaftliche Rentenbank	2.250%	10/1/21	45	45
[8]	Landwirtschaftliche Rentenbank	3.125%	11/14/23	100	105
[8]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	858
[8]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	488
[8]	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	272
[8]	Landwirtschaftliche Rentenbank	2.500%	11/15/27	250	261
	Nexen Energy ULC	7.875%	3/15/32	50	72
	Nexen Energy ULC	6.400%	5/15/37	450	619
	Nexen Energy ULC	7.500%	7/30/39	200	311
	Nordic Investment Bank	2.250%	2/1/21	200	201
	Nordic Investment Bank	1.250%	8/2/21	400	397
	Nordic Investment Bank	2.125%	2/1/22	200	202
	Nordic Investment Bank	1.375%	10/17/22	200	198
	Nordic Investment Bank	2.875%	7/19/23	200	208
	Nordic Investment Bank	2.250%	5/21/24	200	203
[9]	Oesterreichische Kontrollbank AG	2.625%	1/31/22	100	102
[9]	Oesterreichische Kontrollbank AG	1.625%	9/17/22	400	399
[9]	Oesterreichische Kontrollbank AG	2.875%	3/13/23	500	518
[9]	Oesterreichische Kontrollbank AG	3.125%	11/7/23	200	210
[3]	Oriental Republic of Uruguay	8.000%	11/18/22	125	139
[3]	Oriental Republic of Uruguay	4.500%	8/14/24	303	328
[3]	Oriental Republic of Uruguay	4.375%	10/27/27	150	166
[3]	Oriental Republic of Uruguay	4.375%	1/23/31	208	233
[3]	Oriental Republic of Uruguay	7.625%	3/21/36	195	289
[3]	Oriental Republic of Uruguay	4.125%	11/20/45	300	322
[3]	Oriental Republic of Uruguay	5.100%	6/18/50	565	679
[3]	Oriental Republic of Uruguay	4.975%	4/20/55	500	589
	Petroleos Mexicanos	5.500%	1/21/21	200	205
	Petroleos Mexicanos	6.375%	2/4/21	261	266
	Petroleos Mexicanos	4.875%	1/24/22	185	192
	Petroleos Mexicanos	5.375%	3/13/22	64	67
	Petroleos Mexicanos	3.500%	1/30/23	215	217
	Petroleos Mexicanos	4.625%	9/21/23	87	91
	Petroleos Mexicanos	4.875%	1/18/24	120	126
	Petroleos Mexicanos	4.250%	1/15/25	100	101
	Petroleos Mexicanos	2.378%	4/15/25	28	28
	Petroleos Mexicanos	4.500%	1/23/26	110	109
	Petroleos Mexicanos	6.875%	8/4/26	599	657
[6]	Petroleos Mexicanos	6.490%	1/23/27	581	617
	Petroleos Mexicanos	6.500%	3/13/27	1,236	1,308
	Petroleos Mexicanos	5.350%	2/12/28	556	552
	Petroleos Mexicanos	6.500%	1/23/29	375	393
[6]	Petroleos Mexicanos	6.840%	1/23/30	1,091	1,168
	Petroleos Mexicanos	6.625%	6/15/35	625	635
	Petroleos Mexicanos	6.625%	6/15/38	150	147
	Petroleos Mexicanos	6.500%	6/2/41	250	248
	Petroleos Mexicanos	5.500%	6/27/44	94	84
	Petroleos Mexicanos	6.375%	1/23/45	300	290
	Petroleos Mexicanos	5.625%	1/23/46	367	330
	Petroleos Mexicanos	6.750%	9/21/47	1,288	1,289
	Petroleos Mexicanos	6.350%	2/12/48	496	479
[6]	Petroleos Mexicanos	7.690%	1/23/50	1,544	1,685
	Province of Alberta	2.200%	7/26/22	400	403
	Province of Alberta	3.350%	11/1/23	375	395
	Province of Alberta	2.950%	1/23/24	300	311
	Province of Alberta	1.875%	11/13/24	450	449
	Province of Alberta	3.300%	3/15/28	250	270
	Province of British Columbia	2.000%	10/23/22	200	201
	Province of British Columbia	1.750%	9/27/24	225	223
	Province of British Columbia	2.250%	6/2/26	300	303
	Province of Manitoba	2.050%	11/30/20	300	300
	Province of Manitoba	2.100%	9/6/22	150	151
	Province of Manitoba	2.600%	4/16/24	150	154
	Province of Manitoba	2.125%	6/22/26	90	90
	Province of New Brunswick	2.500%	12/12/22	95	97
	Province of New Brunswick	3.625%	2/24/28	105	115
	Province of Ontario	2.550%	2/12/21	180	181
	Province of Ontario	2.500%	9/10/21	575	581
	Province of Ontario	2.400%	2/8/22	525	531
	Province of Ontario	2.550%	4/25/22	350	356
	Province of Ontario	2.250%	5/18/22	500	505
	Province of Ontario	2.450%	6/29/22	150	152
	Province of Ontario	2.200%	10/3/22	400	404
	Province of Ontario	3.400%	10/17/23	760	802
	Province of Ontario	3.050%	1/29/24	250	261
	Province of Ontario	3.200%	5/16/24	150	158
	Province of Ontario	2.500%	4/27/26	250	256
	Province of Ontario	2.300%	6/15/26	900	911
	Province of Ontario	2.000%	10/2/29	585	575
	Province of Quebec	2.750%	8/25/21	325	330
	Province of Quebec	2.375%	1/31/22	390	394
	Province of Quebec	2.625%	2/13/23	425	435
	Province of Quebec	2.500%	4/20/26	200	205
	Province of Quebec	2.750%	4/12/27	850	884
	Province of Quebec	7.500%	9/15/29	475	684
	Province of Saskatchewan	8.500%	7/15/22	58	67
	Republic of Chile	2.250%	10/30/22	175	176
	Republic of Chile	3.125%	1/21/26	485	507
[3]	Republic of Chile	3.240%	2/6/28	460	482
[3]	Republic of Chile	3.500%	1/25/50	275	285
	Republic of Colombia	4.375%	7/12/21	450	464
	Republic of Colombia	4.000%	2/26/24	400	421
	Republic of Colombia	8.125%	5/21/24	100	123
[3]	Republic of Colombia	4.500%	1/28/26	322	350
[3]	Republic of Colombia	3.875%	4/25/27	765	808
[3]	Republic of Colombia	4.500%	3/15/29	650	719
	Republic of Colombia	10.375%	1/28/33	200	321
	Republic of Colombia	7.375%	9/18/37	300	427
	Republic of Colombia	6.125%	1/18/41	125	161
[3]	Republic of Colombia	5.625%	2/26/44	475	586
[3]	Republic of Colombia	5.000%	6/15/45	965	1,114
	Republic of Colombia	5.200%	5/15/49	400	477
	Republic of Hungary	6.375%	3/29/21	700	739
	Republic of Hungary	5.375%	2/21/23	400	438
	Republic of Hungary	5.750%	11/22/23	400	451
	Republic of Hungary	5.375%	3/25/24	350	394
	Republic of Hungary	7.625%	3/29/41	290	475
	Republic of Indonesia	2.950%	1/11/23	425	432
	Republic of Indonesia	4.100%	4/24/28	200	217
	Republic of Indonesia	4.750%	2/11/29	425	487
	Republic of Indonesia	3.400%	9/18/29	200	208
[6]	Republic of Indonesia	4.750%	7/18/47	200	231
	Republic of Indonesia	4.350%	1/11/48	300	332
	Republic of Indonesia	3.700%	10/30/49	200	203
	Republic of Italy	6.875%	9/27/23	590	671
	Republic of Italy	2.375%	10/17/24	475	465

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of Italy	2.875%	10/17/29	200	189
	Republic of Italy	5.375%	6/15/33	475	544
	Republic of Italy	4.000%	10/17/49	500	474
	Republic of Korea	3.875%	9/11/23	200	213
	Republic of Korea	5.625%	11/3/25	100	118
	Republic of Korea	2.750%	1/19/27	1,000	1,021
	Republic of Korea	3.875%	9/20/48	125	149
[3]	Republic of Panama	4.000%	9/22/24	200	214
[3]	Republic of Panama	3.750%	3/16/25	200	212
	Republic of Panama	7.125%	1/29/26	168	210
	Republic of Panama	8.875%	9/30/27	238	339
[3]	Republic of Panama	3.875%	3/17/28	460	500
	Republic of Panama	9.375%	4/1/29	300	457
[3]	Republic of Panama	6.700%	1/26/36	292	409
[3]	Republic of Panama	4.500%	4/16/50	410	486
[3]	Republic of Panama	4.300%	4/29/53	400	466
[3]	Republic of Panama	3.870%	7/23/60	200	215
	Republic of Peru	7.350%	7/21/25	225	284
	Republic of Peru	8.750%	11/21/33	645	1,064
[3]	Republic of Peru	6.550%	3/14/37	225	329
	Republic of Peru	5.625%	11/18/50	475	689
	Republic of Poland	5.125%	4/21/21	275	286
	Republic of Poland	5.000%	3/23/22	775	827
	Republic of Poland	3.000%	3/17/23	325	335
	Republic of Poland	3.250%	4/6/26	500	529
	Republic of the Philippines	4.000%	1/15/21	350	357
	Republic of the Philippines	9.500%	10/21/24	350	466
	Republic of the Philippines	10.625%	3/16/25	100	141
	Republic of the Philippines	5.500%	3/30/26	225	267
	Republic of the Philippines	3.000%	2/1/28	400	415
	Republic of the Philippines	3.750%	1/14/29	400	441
	Republic of the Philippines	9.500%	2/2/30	300	478
	Republic of the Philippines	7.750%	1/14/31	400	591
	Republic of the Philippines	6.375%	1/15/32	200	272
	Republic of the Philippines	6.375%	10/23/34	550	781
	Republic of the Philippines	3.950%	1/20/40	700	799
	Republic of the Philippines	3.700%	3/1/41	400	453
	Republic of the Philippines	3.700%	2/2/42	350	394
	State of Israel	3.150%	6/30/23	400	416
	State of Israel	2.875%	3/16/26	200	208
	State of Israel	3.250%	1/17/28	300	322
	State of Israel	4.500%	1/30/43	200	238
	State of Israel	4.125%	1/17/48	250	285
	Svensk Exportkredit AB	1.750%	3/10/21	450	450
	Svensk Exportkredit AB	2.375%	4/9/21	200	202
	Svensk Exportkredit AB	2.875%	5/22/21	200	203
	Svensk Exportkredit AB	1.625%	9/12/21	300	300
	Svensk Exportkredit AB	3.125%	11/8/21	200	205
	Svensk Exportkredit AB	2.000%	8/30/22	190	191
	Svensk Exportkredit AB	1.625%	11/14/22	200	200
	Svensk Exportkredit AB	2.875%	3/14/23	195	202
	Syngenta Finance NV	3.125%	3/28/22	100	101
	United Mexican States	3.625%	3/15/22	548	564
	United Mexican States	3.600%	1/30/25	510	533
	United Mexican States	4.125%	1/21/26	445	474
	United Mexican States	4.150%	3/28/27	800	855
	United Mexican States	3.750%	1/11/28	675	700
	United Mexican States	4.500%	4/22/29	850	931
	United Mexican States	8.300%	8/15/31	220	326
	United Mexican States	7.500%	4/8/33	100	141
	United Mexican States	6.050%	1/11/40	883	1,144
	United Mexican States	4.750%	3/8/44	765	842
	United Mexican States	5.550%	1/21/45	510	625
	United Mexican States	4.600%	1/23/46	600	647
	United Mexican States	4.350%	1/15/47	760	796
	United Mexican States	4.600%	2/10/48	255	277
[3]	United Mexican States	4.500%	1/31/50	400	433
	United Mexican States	5.750%	10/12/10	342	402
Total Sovereign Bonds (Cost $168,587)					176,043
Taxable Municipal Bonds (0.7%)

Alabama Economic Settlement Authority BP Settlement Revenue	3.163%	9/15/25	75	77
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	5.939%	2/15/47	150	207
American Municipal Power Ohio Inc.Revenue (Prairie State Energy Campus Project)	6.270%	2/15/50	50	67
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	7.499%	2/15/50	50	77
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	8.084%	2/15/50	125	214
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.918%	4/1/40	100	146
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.263%	4/1/49	250	382
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.907%	10/1/50	200	323
California Department of Water Resources Power Supply Revenue	2.000%	5/1/22	150	151
California GO	2.800%	4/1/21	150	152
California GO	5.700%	11/1/21	250	268
California GO	3.375%	4/1/25	100	106
California GO	2.650%	4/1/26	75	77
California GO	3.500%	4/1/28	150	162
California GO	4.500%	4/1/33	190	214
California GO	7.500%	4/1/34	350	527
California GO	4.600%	4/1/38	300	332
California GO	7.300%	10/1/39	75	115
California GO	7.350%	11/1/39	1,425	2,189
California GO	7.625%	3/1/40	205	328
California GO	7.600%	11/1/40	200	330
California State University Systemwide Revenue	3.899%	11/1/47	50	55
Central Puget Sound WA Regional Transit Authority Sales & Use Tax Revenue	5.491%	11/1/39	50	66
Chicago IL GO	7.045%	1/1/29	50	55
Chicago IL GO	7.375%	1/1/33	150	180
Chicago IL GO	6.314%	1/1/44	100	114
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	100	131
Chicago IL O’Hare International Airport Revenue	6.395%	1/1/40	125	180
Chicago IL O’Hare International Airport Revenue	4.472%	1/1/49	75	90
Chicago IL Transit Authority Sales Tax Receipts Revenue	6.200%	12/1/40	150	196
Chicago IL Transit Authority Transfer Tax Receipts Revenue	6.899%	12/1/40	125	169
Clark County NV Airport System Revenue	6.820%	7/1/45	100	158
Commonwealth Financing Authority Pennsylvania Revenue	3.864%	6/1/38	100	107
Commonwealth Financing Authority Pennsylvania Revenue	3.807%	6/1/41	55	59
Connecticut GO	5.090%	10/1/30	175	201
Connecticut GO	5.850%	3/15/32	200	258
Cook County IL GO	6.229%	11/15/34	50	65
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	142
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	66
Dallas TX Convention Center Hotel Development Corp. Hotel Revenue	7.088%	1/1/42	150	208

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Dallas TX Independent School District GO	6.450%	2/15/35	100	105
Dallas-Fort Worth TX International Airport Revenue	2.994%	11/1/38	50	49
Dallas-Fort Worth TX International Airport Revenue	3.144%	11/1/45	75	74
District of Columbia Income Tax Revenue	5.591%	12/1/34	50	62
District of Columbia Water & Sewer Authority Public Utility Revenue	4.814%	10/1/14	150	197
Florida Board of Administration Finance Corp Revenue	2.638%	7/1/21	150	152
George Washington University	4.126%	9/15/48	150	173
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	248	334
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	149	205
Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	74	100
Houston TX GO	6.290%	3/1/32	135	163
Illinois GO	4.950%	6/1/23	349	364
Illinois GO	5.100%	6/1/33	1,200	1,294
Illinois GO	7.350%	7/1/35	300	364
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	50	66
JobsOhio Beverage System Statewide Liquor Profits Revenue	3.985%	1/1/29	150	163
JobsOhio Beverage System Statewide Liquor Profits Revenue	4.532%	1/1/35	100	117
Los Angeles CA Department of Water & Power Revenue	6.166%	7/1/40	25	26
Los Angeles CA Department of Water & Power Revenue	6.574%	7/1/45	100	156
Los Angeles CA Department of Water & Power Revenue	6.603%	7/1/50	100	160
Los Angeles CA Unified School District GO	5.755%	7/1/29	200	242
Los Angeles CA Unified School District GO	5.750%	7/1/34	125	160
Los Angeles CA Unified School District GO	6.758%	7/1/34	200	276
Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	75	97
Los Angeles County CA Public Works Financing Authority Lease Revenue	7.618%	8/1/40	50	77
Maryland Transportation Authority Facilities Projects Revenue	5.888%	7/1/43	50	67
Massachusetts GO	4.200%	12/1/21	115	118
Massachusetts GO	5.456%	12/1/39	150	195
Massachusetts GO	2.813%	9/1/43	225	214
Massachusetts GO	2.900%	9/1/49	100	94
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.715%	8/15/39	100	132
Massachusetts School Building Authority Dedicated Sales Tax Revenue	3.395%	10/15/40	50	50
Massachusetts Transportation Fund Revenue	5.731%	6/1/40	50	65
Metropolitan Government of Nashville & Davidson County TN Convention Center Authority Tourism Tax Revenue	6.731%	7/1/43	50	71
Metropolitan Washington DC/VA Airports Authority Dulles Toll Road Revenue	7.462%	10/1/46	85	137
Miami-Dade County FL Aviation Revenue (Miami International Airport)	4.280%	10/1/41	125	134
Michigan Finance Authority Revenue (Trinity Health Credit Group)	3.084%	12/1/34	75	75
Michigan Finance Authority Revenue (Trinity Health Credit Group)	3.384%	12/1/40	200	200
Michigan State University Revenue	4.496%	8/15/48	50	55
Mississippi GO	5.245%	11/1/34	50	62

	Missouri Health & Educational Facilities Authority Revenue (Washington University)	3.652%	8/15/57	100	105
[10]	New Jersey Economic Development Authority Revenue (State Pension Funding)	7.425%	2/15/29	225	282
	New Jersey Transportation Trust Fund Authority Transportation Program Revenue	4.081%	6/15/39	75	75
	New Jersey Transportation Trust Fund Authority Transportation Program Revenue	4.131%	6/15/42	100	99
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	6.104%	12/15/28	100	104
	New Jersey Transportation Trust Fund Authority Transportation System Revenue	6.561%	12/15/40	400	528
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	100	157
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	400	610
	New York City NY GO	6.246%	6/1/35	25	25
	New York City NY GO	5.517%	10/1/37	50	64
	New York City NY GO	6.271%	12/1/37	100	139
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.750%	6/15/41	50	70
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.952%	6/15/42	50	72
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	6.011%	6/15/42	50	72
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.440%	6/15/43	100	137
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.882%	6/15/44	175	255
	New York City NY Transitional Finance Authority Future Tax Revenue	5.767%	8/1/36	150	186
	New York City NY Transitional Finance Authority Future Tax Revenue	5.508%	8/1/37	100	127
	New York City NY Transitional Finance Authority Future Tax Revenue	5.572%	11/1/38	75	95
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	400	626
	New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	64
	New York State Dormitory Authority Revenue	3.142%	7/1/43	75	74
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.110%	2/15/39	50	50
	New York State Dormitory Authority Revenue (Personal Income Tax)	5.628%	3/15/39	100	123
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.190%	2/15/43	50	50
	New York State Thruway Authority	2.900%	1/1/35	75	75
	New York State Thruway Authority	3.500%	1/1/42	50	50
	New York State Urban Development Corp. Revenue (Personal Income Tax)	3.900%	3/15/33	100	107
	New York State Urban Development Corp. Revenue (Personal Income Tax)	5.770%	3/15/39	150	182
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	150	235
	Ohio State University General Receipts Revenue	4.910%	6/1/40	100	127
	Ohio State University General Receipts Revenue	3.798%	12/1/46	100	111

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Ohio State University General Receipts Revenue	4.800%	6/1/11	100	127
	Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	4.879%	12/1/34	75	88
	Oregon Department of Transportation Highway User Tax Revenue	5.834%	11/15/34	150	200
	Oregon GO	5.762%	6/1/23	135	145
	Oregon GO	5.892%	6/1/27	75	89
[11]	Oregon School Boards Association GO	5.528%	6/30/28	50	59
	Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	9/15/27	50	58
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	50	66
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	75	97
	Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	250	323
	Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	100	111
	Port Authority of New York & New Jersey Revenue	4.031%	9/1/48	30	34
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	100	130
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	550	674
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	100	126
	Port Authority of New York & New Jersey Revenue	3.287%	8/1/69	100	95
	Princeton University	5.700%	3/1/39	200	277
	Regents of the University of California Revenue	3.063%	7/1/25	100	105
	Regional Transportation District of Colorado Sales Tax Revenue	5.844%	11/1/50	100	145
	Rutgers State University New Jersey Revenue	5.665%	5/1/40	50	65
	Rutgers State University New Jersey Revenue	3.270%	5/1/43	25	25
	Rutgers State University New Jersey Revenue	3.915%	5/1/19	75	74
	Sales Tax Securitization Corp. Illinois Revenue	3.587%	1/1/43	75	74
	Sales Tax Securitization Corp. Illinois Revenue	3.820%	1/1/48	50	50
	Sales Tax Securitization Corp. Illinois Revenue	4.787%	1/1/48	100	116
	Salt River Project Arizona Agricultural Improvement & Power District Revenue	4.839%	1/1/41	150	187
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	125	172
	San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	125	172
	San Diego County CA Water Authority Revenue	6.138%	5/1/49	100	142
	San Francisco CA City & County Public Utilities Commission Water Revenue	6.950%	11/1/50	100	152
	San Jose California Redevelopment Agency Successor Agency Tax Allocation	3.375%	8/1/34	100	103
	Santa Clara Valley CA Transportation Authority Sales Tax Revenue	5.876%	4/1/32	200	245
	South Carolina Public Service Authority Revenue	2.388%	12/1/23	50	50
	South Carolina Public Service Authority Revenue	6.454%	1/1/50	100	147

	Texas A&M University System Revenue Financing System Revenue	3.100%	7/1/49	75	73
	Texas GO	5.517%	4/1/39	50	67
	Texas GO	3.211%	4/1/44	225	227
	Texas Private Activity Surface Transportation Corp. Revenue	3.922%	12/31/49	125	126
	Texas Transportation Commission Revenue	5.178%	4/1/30	175	211
	Texas Transportation Commission Revenue	4.681%	4/1/40	50	61
	University of California Regents Medical Center Revenue	6.548%	5/15/48	250	361
	University of California Regents Medical Center Revenue	6.583%	5/15/49	50	72
	University of California Revenue	5.946%	5/15/45	175	235
	University of California Revenue	4.858%	5/15/12	175	216
	University of California Revenue	4.767%	5/15/15	100	121
	University of Nebraska Student Fee Revenue	3.037%	10/1/49	25	24
	University of Pittsburgh-of the Commonwealth System of Higher Education	3.555%	9/15/19	250	242
	University of Southern California	5.250%	10/1/11	100	141
	University of Texas Permanent University Fund Revenue	3.376%	7/1/47	50	53
	University of Texas Revenue	3.354%	8/15/47	50	52
	University of Texas System Revenue Financing System Revenue	4.794%	8/15/46	75	93
	University of Virginia Revenue	4.179%	9/1/17	50	59
	Utah GO	4.554%	7/1/24	50	53
	Utah GO	3.539%	7/1/25	50	52
	Washington GO	5.140%	8/1/40	150	191
	Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	250	267
	Wisconsin General Fund Annual Appropriation Revenue	3.154%	5/1/27	100	104
[11]	Wisconsin GO	5.700%	5/1/26	70	79
Total Taxable Municipal Bonds (Cost $24,262)					28,768

		Shares
Temporary Cash Investment (2.1%)
Money Market Fund (2.1%)
[12] Vanguard Market Liquidity Fund (Cost $92,087)	1.816%	920,860	92,095
Total Investments (101.2%) (Cost $4,189,529)			4,351,047

			Amount
			($000)
Other Assets and Liabilities (-1.2%)
Other Assets
Investment in Vanguard			192
Receivables for Investment Securities Sold			31,750
Receivables for Accrued Income			26,098
Receivables for Capital Shares Issued			15,803
Other Assets			1,364
Total Other Assets			75,207
Liabilities
Payables for Investment Securities Purchased			(120,857)
Payables for Capital Shares Redeemed			(3,977)
Payables to Vanguard			(1,417)
Total Liabilities			(126,251)
Net Assets (100%)
Applicable to 352,196,029 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			4,300,003
Net Asset Value Per Share			$12.21

Total Bond Market Index Portfolio

At December 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	4,040,937
Total Distributable Earnings (Loss)	259,066
Net Assets	4,300,003

•	See Note A in Notes to Financial Statements.

1	U.S. government-guaranteed.

2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2019.

5	Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.

6	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the aggregate value of these securities was $37,158,000, representing 0.9% of net assets.

7	Guaranteed by the Government of Japan.

8	Guaranteed by the Federal Republic of Germany.

9	Guaranteed by the Republic of Austria.

10	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.

11	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).

12	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

CMT—Constant Maturing Treasury Rate.

GO—General Obligation Bond.

LIBOR—London Interbank Offered Rate.

REIT—Real Estate Investment Trust.

TBA—To Be Announced.

UMBS—Uniform Mortgage-Backed Securities.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Interest[1]	113,167
Total Income	113,167
Expenses
The Vanguard Group—Note B
Investment Advisory Services	135
Management and Administrative	4,757
Marketing and Distribution	465
Custodian Fees	51
Auditing Fees	82
Shareholders’ Reports	40
Trustees’ Fees and Expenses	2
Total Expenses	5,532
Net Investment Income	107,635
Realized Net Gain (Loss)
Investment Securities Sold[1]	8,036
Futures Contracts	(8)
Realized Net Gain (Loss)	8,028
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	204,615
Futures Contracts	—
Change in Unrealized Appreciation (Depreciation)	204,615
Net Increase (Decrease) in Net Assets Resulting from Operations	320,278

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $1,887,000, $4,000, and $4,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	107,635	94,491
Realized Net Gain (Loss)	8,028	(11,812)
Change in Unrealized Appreciation (Depreciation)	204,615	(87,509)
Net Increase (Decrease) in Net Assets Resulting from Operations	320,278	(4,830)
Distributions
Net Investment Income	(97,897)	(79,188)
Realized Capital Gain[1]	—	(6,703)
Total Distributions	(97,897)	(85,891)
Capital Share Transactions
Issued	1,031,614	657,403
Issued in Lieu of Cash Distributions	97,897	85,891
Redeemed	(586,442)	(616,385)
Net Increase (Decrease) from Capital Share Transactions	543,069	126,909
Total Increase (Decrease)	765,450	36,188
Net Assets
Beginning of Period	3,534,553	3,498,365
End of Period	4,300,003	3,534,553

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.54	$11.86	$11.77	$11.79	$12.07
Investment Operations
Net Investment Income	.324[1]	.313[1]	.292[1]	.283	.276
Net Realized and Unrealized Gain (Loss) on Investments	.657	(.343)	.119	.007	(.233)
Total from Investment Operations	.981	(.030)	.411	.290	.043
Distributions
Dividends from Net Investment Income	(.311)	(.267)	(.283)	(.277)	(.272)
Distributions from Realized Capital Gains	—	(.023)	(.038)	(.033)	(.051)
Total Distributions	(.311)	(.290)	(.321)	(.310)	(.323)
Net Asset Value, End of Period	$12.21	$11.54	$11.86	$11.77	$11.79

Total Return	8.67%	-0.21%	3.57%	2.47%	0.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,300	$3,535	$3,498	$2,985	$2,799
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.72%	2.74%	2.48%	2.41%	2.43%
Portfolio Turnover Rate[2]	80%	89%	91%	104%	149%

1 Calculated based on average shares outstanding.

2 Includes 19%, 26%, 24%, 33%, and 61% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

The Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

Total Bond Market Index Portfolio

2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2019, the portfolio’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2019.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

4. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

Total Bond Market Index Portfolio

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2019, the portfolio had contributed to Vanguard capital in the amount of $192,000, representing less than 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,804,700	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	110,185	—
Corporate Bonds	—	1,139,256	—
Sovereign Bonds	—	176,043	—
Taxable Municipal Bonds	—	28,768	—
Temporary Cash Investments	92,095	—	—
Total	92,095	4,258,952	—

Total Bond Market Index Portfolio

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	102,457
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(3,796)
Net Unrealized Gains (Losses)	161,512

* The fund used capital loss carryforwards of $7,998,000 to offset taxable capital gains realized during the year ended December 31, 2019.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	4,189,535
Gross Unrealized Appreciation	169,713
Gross Unrealized Depreciation	(8,201)
Net Unrealized Appreciation (Depreciation)	161,512

E.  During the year ended December 31, 2019, the portfolio purchased $362,538,000 of investment securities and sold $240,631,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,311,534,000 and $2,895,396,000, respectively.

F.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	86,771	57,508
Issued in Lieu of Cash Distributions	8,535	7,574
Redeemed	(49,300)	(53,952)
Net Increase (Decrease) in Shares Outstanding	46,006	11,130

At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 37% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.

G.       Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Total Bond Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Bond Market Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Total Bond Market Index Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Total Bond Market Index Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Total Bond Market Index Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Total Bond Market Index Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Total Bond Market Index Portfolio or the owners of the Total Bond Market Index Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Total Bond Market Index Portfolio. Investors acquire the Total Bond Market Index Portfolio from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Total Bond Market Index Portfolio. The Total Bond Market Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Total Bond Market Index Portfolio or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Total Bond Market Index Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market Index Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Total Bond Market Index Portfolio or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Total Bond Market Index Portfolio.

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Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

Total International Stock Market Index Portfolio

Your Portfolio’s Performance at a Glance

•   The Total International Stock Market Index Portfolio of Vanguard Variable Insurance Fund returned 21.55% for the 12 months ended December 31, 2019, closely tracking the performance of its benchmark, the FTSE Global All Cap ex US Index, which returned 21.80%. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

•   Global stock prices rose amid optimism that U.S.-China trade tensions were easing and that a trade deal might be signed in early 2020. Inversions of the U.S. Treasury yield curve, historically a signal of recession, raised concerns midway through the year. But the curve returned to its normal pattern in the second half as the Federal Reserve cut short-term interest rates three times. Other major central banks pursued more accommodative monetary policies as well.

•   As a fund of funds, the Total International Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing in underlying funds that offer broad coverage of emerging markets and developed markets outside the U.S. The portfolio provides diversified exposure to multiple regions, markets, and industry sectors and includes stocks from across the market-capitalization spectrum.

•   All of the portfolio’s underlying funds posted double-digit gains for the year, including Vanguard Developed Markets Index Fund and Vanguard FTSE All-World ex-US Index Fund, which together make up more than half of its holdings.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Total International Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total International Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total International Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total International Stock Market Index Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,073.83	$0.57
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.65	0.56

The calculations are based on the Total International Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total International Stock Market Index Portfolio’s annualized expense figure for that period is 0.11%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in period, then divided by the number of days in the recent 12-month period (184/365).

Total International Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: September 7, 2017–December 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2019
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2017)	Investment
Total International Stock Market Index Portfolio	21.55%	4.10%	$10,975
FTSE Global All Cap ex US Index	21.80	4.45	11,059

“Since Inception” performance is calculated from the portfolio’s inception date for both the portfolio and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

Total International Stock Market Index Portfolio

Allocation to Underlying Funds

As of December 31, 2019

Vanguard Developed Markets Index Fund Admiral Shares	27.7%
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	27.6
Vanguard Emerging Markets Stock Index Fund Admiral Shares	14.2
Vanguard European Stock Index Fund Admiral Shares	13.0
Vanguard Pacific Stock Index Fund Admiral Shares	9.4
Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares	6.9
Vanguard FTSE Canada All Cap Index ETF	1.2

Total International Stock Market Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
International Stock Funds (99.9%)
Vanguard Developed Markets Index Fund Admiral Shares	7,857,832	111,110
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	3,325,056	111,024
Vanguard Emerging Markets Stock Index Fund Admiral Shares	1,545,847	57,119
Vanguard European Stock Index Fund Admiral Shares	714,619	52,231
Vanguard Pacific Stock Index Fund Admiral Shares	437,150	37,595
Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares	1,010,534	27,739
Vanguard FTSE Canada All Cap Index ETF	186,542	4,942
Total Investment Companies (Cost $394,395)		401,760
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 1.816% (Cost $179)	1,793	179
Total Investments (100.0%) (Cost $394,574)		401,939
Other Assets and Liabilities (0.0%)
Other Assets		345
Liabilities		(294)
		51
Net Assets (100%)
Applicable to 18,803,894 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		401,990
Net Asset Value Per Share		$21.38

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	401,939
Receivables for Capital Shares Issued	314
Receivables for Accrued Income	31
Total Assets	402,284
Liabilities
Payables for Investment Securities Purchased	182
Payables for Capital Shares Redeemed	112
Total Liabilities	294
Net Assets	401,990

At December 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	381,368
Total Distributable Earnings (Loss)	20,622
Net Assets	401,990

• See Note A in Notes to Financial Statements.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Total International Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	10,258
Interest	3
Other Income	38
Net Investment Income—Note B	10,299
Realized Net Gain (Loss)
Affiliated Funds Sold	2,764
Futures Contracts	455
Foreign Currencies	12
Realized Net Gain (Loss)	3,231
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	40,185
Futures Contracts	69
Change in Unrealized Appreciation (Depreciation)	40,254
Net Increase (Decrease) in Net Assets Resulting from Operations	53,784

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,299	4,759
Realized Net Gain (Loss)	3,231	(5)
Change in Unrealized Appreciation (Depreciation)	40,254	(34,587)
Net Increase (Decrease) in Net Assets Resulting from Operations	53,784	(29,833)
Distributions
Net Investment Income	(4,990)	(635)
Realized Capital Gain[1]	(29)	(64)
Total Distributions	(5,019)	(699)
Capital Share Transactions
Issued	207,150	180,119
Issued in Lieu of Cash Distributions	5,019	699
Redeemed	(59,021)	(21,027)
Net Increase (Decrease) from Capital Share Transactions	153,148	159,791
Total Increase (Decrease)	201,913	129,259
Net Assets
Beginning of Period	200,077	70,818
End of Period	401,990	200,077

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $29,000 and $64,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Total International Stock Market Index Portfolio

Financial Highlights

			Sept. 7,
	Year Ended		2017[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017
Net Asset Value, Beginning of Period	$17.94	$21.15	$20.00
Investment Operations
Net Investment Income[2]	.691	.646	.341
Capital Gain Distributions Received[2]	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	3.134	(3.716)	.809
Total from Investment Operations	3.825	(3.070)	1.150
Distributions
Dividends from Net Investment Income	(.383)	(.127)	—
Distributions from Realized Capital Gains	(.002)	(.013)	—
Total Distributions	(.385)	(.140)	—
Net Asset Value, End of Period	$21.38	$17.94	$21.15

Total Return	21.55%	-14.62%	5.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$402	$200	$71
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.11%	0.11%	0.11%[3]
Ratio of Net Investment Income to Average Net Assets	3.50%	3.23%	5.20%[3]
Portfolio Turnover Rate	15%	6%	5%

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Total International Stock Market Index Portfolio

Notes to Financial Statements

The Total International Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2019, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2019.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2017–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of

Total International Stock Market Index Portfolio

the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

7. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2019, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At December 31, 2019, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	13,291
Undistributed Long-Term Gains	143
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	7,188

Total International Stock Market Index Portfolio

As of December 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	394,751
Gross Unrealized Appreciation	11,094
Gross Unrealized Depreciation	(3,906)
Net Unrealized Appreciation (Depreciation)	7,188

E.  Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	10,380	8,863
Issued in Lieu of Cash Distributions	260	33
Redeemed	(2,988)	(1,092)
Net Increase (Decrease) in Shares Outstanding	7,652	7,804

At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 52% of the portfolio’s net assets.

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Dec. 31,		Proceeds	Realized				Dec. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	3,401	NA1	NA1	—	—	56	—	179
Vanguard Developed Markets Index Fund	54,990	54,341	10,495	670	11,604	2,767	—	111,110
Vanguard Emerging Markets Stock Index Fund	28,452	32,230	9,420	647	5,210	1,528	—	57,119
Vanguard European Stock Index Fund	26,881	24,697	5,790	297	6,146	1,405	—	52,231
Vanguard FTSE Canada All Cap Index ETF	—	4,764	—	—	178	56	—	4,942
Vanguard FTSE All-World ex-US Index Fund	54,711	54,419	10,084	698	11,280	2,821	—	111,024
Vanguard FTSE All-World ex-US Small-Cap Index Fund Investor Shares[2]	12,993	9,224	2,476	174	2,728	176	—	—
Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares[2]	—	5,635	589	30	20	574	—	27,739
Vanguard Pacific Stock Index Fund	18,385	19,825	3,882	248	3,019	875	—	37,595
Total	199,813	205,135	42,736	2,764	40,185	10,258	—	401,939

1	Not applicable—purchases and sales are for temporary cash investment purposes.
2	On September 9, 2019, the portfolio’s underlying investment in Vanguard FTSE All-World ex-US Small-Cap Index Fund Investor Shares converted to Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares.

G.  Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Total International Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total International Stock Market Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Total International Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for corporate shareholders only for Total International Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio designates to shareholders foreign source income of $10,632,000 and foreign taxes paid of $799,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2020 to determine the calendar-year amounts to be included on their 2019 tax returns.

 Total International Stock Market Index Portfolio

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

Total Stock Market Index Portfolio

Your Portfolio’s Performance at a Glance

•   For the 12 months ended December 31, 2019, the Total Stock Market Index Portfolio of Vanguard Variable Insurance Fund returned 30.75%, in line with the 30.90% return of its benchmark index after factoring in the portfolio’s expenses.

•   The portfolio, which invests in the VVIF Equity Index Portfolio and Vanguard Extended Market Index Fund, provides exposure to every segment, size, and style of the U.S. equity market.

•   Stocks benefited from accommodative monetary policies from the Federal Reserve and other major central banks and better-than-expected corporate earnings during the 12 months. Large-capitalization stocks outpaced mid- and small-caps, and growth stocks beat their value counterparts.

•   The portfolio recorded an average annual return of 13.27% over the past ten years, in line with its benchmark average of 13.40%.

•   Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Market Barometer
	Average Annual Total Returns
	Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

•    Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,102.21	$0.69
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66

The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2009–December 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Stock Market Index Portfolio	30.75%	11.08%	13.27	$34,774
S&P Total Market Index	30.90	11.20	13.40	35,154

See Financial Highlights for dividend and capital gains information.

Total Stock Market Index Portfolio

Allocation to Underlying Funds

As of December 31, 2019

Vanguard Variable Insurance Fund Equity Index Portfolio	83.7%
Vanguard Extended Market Index Fund Admiral Shares	16.3

Total Stock Market Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	48,374,161	2,307,447
Vanguard Extended Market Index Fund Admiral Shares	4,699,442	449,314
Total Investment Companies (Cost $1,965,183)		2,756,761
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.816% (Cost $13)	124	13
Total Investments (100.0%) (Cost $1,965,196)		2,756,774
Other Assets and Liabilities (0.0%)
Other Assets		1,139
Liabilities		(1,218)
		(79)
Net Assets (100%)
Applicable to 64,395,806 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		2,756,695
Net Asset Value Per Share		$42.81

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds		2,756,774
Receivables for Investment Securities Sold		581
Receivables for Capital Shares Issued		557
Receivables for Accrued Income		1
Total Assets		2,757,913
Liabilities
Payables for Investment Securities Purchased		1
Payables for Capital Shares Redeemed		1,217
Total Liabilities		1,218
Net Assets		2,756,695

At December 31, 2019, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,835,055
Total Distributable Earnings (Loss)		921,640
Net Assets		2,756,695

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	43,273
Net Investment Income—Note B	43,273
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	49,187
Affiliated Funds Sold	39,952
Realized Net Gain (Loss)	89,139
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	502,495
Net Increase (Decrease) in Net Assets Resulting from Operations	634,907

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,273	34,940
Realized Net Gain (Loss)	89,139	66,456
Change in Unrealized Appreciation (Depreciation)	502,495	(219,589)
Net Increase (Decrease) in Net Assets Resulting from Operations	634,907	(118,193)
Distributions
Net Investment Income	(37,038)	(32,762)
Realized Capital Gain[1]	(66,316)	(83,757)
Total Distributions	(103,354)	(116,519)
Capital Share Transactions
Issued	322,975	278,054
Issued in Lieu of Cash Distributions	103,354	116,519
Redeemed	(248,175)	(217,186)
Net Increase (Decrease) from Capital Share Transactions	178,154	177,387
Total Increase (Decrease)	709,707	(57,325)
Net Assets
Beginning of Period	2,046,988	2,104,313
End of Period	2,756,695	2,046,988

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $1,049,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$34.26	$38.26	$34.10	$32.06	$33.46
Investment Operations
Net Investment Income	.694[1]	.603[1]	.604[1]	.710	.480
Capital Gain Distributions Received	.789[1]	.494[1]	.890[1]	.478	.672
Net Realized and Unrealized Gain (Loss) on Investments	8.792	(2.964)	5.270	2.598	(1.019)
Total from Investment Operations	10.275	(1.867)	6.764	3.786	.133
Distributions
Dividends from Net Investment Income	(.618)	(.600)	(.699)	(.484)	(.433)
Distributions from Realized Capital Gains	(1.107)	(1.533)	(1.905)	(1.262)	(1.100)
Total Distributions	(1.725)	(2.133)	(2.604)	(1.746)	(1.533)
Net Asset Value, End of Period	$42.81	$34.26	$38.26	$34.10	$32.06

Total Return	30.75%	-5.34%	20.97%	12.56%	0.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,757	$2,047	$2,104	$1,735	$1,699
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to Average Net Assets	1.79%	1.59%	1.71%	2.10%	1.53%
Portfolio Turnover Rate	4%	5%	6%	9%	5%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Portfolio

Notes to Financial Statements

The Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. The Portfolio invests a substantial amount of its assets in VVIF Equity Index Portfolio. The accompanying financial statements of VVIF Equity Index Portfolio should be read in conjunction with the financial statements of the portfolio. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2019, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Total Stock Market Index Portfolio

At December 31, 2019, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	41,658
Undistributed Long-Term Gains	88,404
Capital Loss Carryforwards	—
Net Unrealized Gains (Losses)	791,578

As of December 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,965,196
Gross Unrealized Appreciation	791,591
Gross Unrealized Depreciation	(13)
Net Unrealized Appreciation (Depreciation)	791,578

E.   Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	8,273	7,370
Issued in Lieu of Cash Distributions	2,779	3,121
Redeemed	(6,412)	(5,731)
Net Increase (Decrease) in Shares Outstanding	4,640	4,760

At December 31, 2019, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 54% of the portfolio’s net assets.

F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Dec. 31,		Proceeds	Realized					Dec. 31,
	2018		from	Net	Change in			Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized			Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep.	)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)		($000)	($000)	($000)
Vanguard Extended Market Index Fund	344,094	41,997	27,718	9,190	81,751		5,699	—	449,314
Vanguard Market Liquidity Fund	2,752	NA1	NA1	(1)	—		8	—	13
Vanguard Variable Insurance Fund—Equity Index Portfolio	1,703,774	232,324	80,158	30,763	420,744		37,566	49,187	2,307,447
Total	2,050,620	274,321	107,876	39,952	502,495		43,273	49,187	2,756,774

1   Not applicable—purchases and sales are for temporary cash investment purposes.

G.   Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Total Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Stock Market Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Total Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

 Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for corporate shareholders only for Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $66,316,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 90.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Total Stock Market Index Portfolio

The S&P Total Market Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Total Stock Market Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard Total Stock Market Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Total Stock Market Index Portfolio particularly or the ability of the S&P Total Market Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P Total Market Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Total Market Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard Total Stock Market Index Portfolio. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Total Stock Market Index Portfolio into consideration in determining, composing or calculating the S&P Total Market Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Total Stock Market Index Portfolio or the timing of the issuance or sale of Vanguard Total Stock Market Index Portfolio or in the determination or calculation of the equation by which Vanguard Total Stock Market Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Total Stock Market Index Portfolio. There is no assurance that investment products based on the S&P Total Market Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P TOTAL MARKET INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE VANGUARD TOTAL STOCK MARKET INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P TOTAL MARKET INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Equity Index Portfolio

Your Portfolio’s Performance at a Glance

•   For the 12 months ended December 31, 2019, the Equity Index Portfolio of Vanguard Variable Insurance Fund returned 31.30%, in line with the 31.49% return of its benchmark index after factoring in the portfolio’s expenses.

•   Stocks benefited from accommodative monetary policies from the Federal Reserve and other major central banks and better-than-expected corporate earnings during the 12 months. Large-capitalization stocks outpaced mid- and small-caps, and growth stocks beat their value counterparts.

•   The portfolio benefited most from its holdings in information technology, financials, and communication services.

•   The portfolio recorded an average annual return of 13.40% for the past ten years, in line with its benchmark average of 13.56%.

•   Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2019	12/31/2019	Period
Based on Actual Portfolio Return	$1,000.00	$1,108.53	$0.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	$0.71

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/365).

Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2009–December 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2019			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	31.30%	11.55%	13.40%	$35,166
S&P 500 Index	31.49	11.70	13.56	35,666
Dow Jones U.S. Total Stock Market Float Adjusted Index	30.90	11.18	13.43	35,251

See Financial Highlights for dividend and capital gains information.

Equity Index Portfolio

Sector Diversification

As of December 31, 2019

Communication Services	10.4%
Consumer Discretionary	9.7
Consumer Staples	7.2
Energy	4.3
Financials	13.0
Health Care	14.2
Industrials	9.1
Information Technology	23.2
Materials	2.7
Real Estate	2.9
Utilities	3.3

The table reflects the portfolio’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Equity Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2019

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Communication Services (10.3%)
*	Facebook Inc. Class A	577,310	118,493
*	Alphabet Inc. Class C	72,211	96,548
*	Alphabet Inc. Class A	71,372	95,595
	AT&T Inc.	1,752,449	68,486
	Walt Disney Co.	432,394	62,537
	Verizon Communications Inc.	992,155	60,918
	Comcast Corp. Class A	1,089,103	48,977
*	Netflix Inc.	105,138	34,020
*	Charter Communications Inc. Class A	37,611	18,244
	Activision Blizzard Inc.	184,305	10,952
*	Electronic Arts Inc.	70,042	7,530
*	Twitter Inc.	186,254	5,970
*	T-Mobile US Inc.	75,950	5,956
	ViacomCBS Inc. Class B	129,668	5,442
	Omnicom Group Inc.	52,251	4,233
*	Take-Two Interactive Software Inc.	27,192	3,329
	Fox Corp. Class A	85,582	3,173
	CenturyLink Inc.	235,800	3,115
*	Discovery Inc. Series C	80,628	2,458
*	Live Nation Entertainment Inc.	33,726	2,410
*	DISH Network Corp. Class A	61,432	2,179
	Interpublic Group of Cos. Inc.	93,330	2,156
	News Corp. Class A	110,023	1,556
	Fox Corp. Class B	38,277	1,393
*	Discovery Inc. Series A	37,907	1,241
	News Corp. Class B	12,487	181
			667,092
Consumer Discretionary (9.7%)
*	Amazon.com Inc.	99,911	184,620
	Home Depot Inc.	261,686	57,147
	McDonald’s Corp.	180,654	35,699
	NIKE Inc. Class B	298,992	30,291
	Starbucks Corp.	283,276	24,906
	Lowe’s Cos. Inc.	183,875	22,021
*	Booking Holdings Inc.	10,041	20,621
	TJX Cos. Inc.	290,877	17,761
	Target Corp.	121,556	15,585
	General Motors Co.	301,722	11,043
	Ross Stores Inc.	86,754	10,100
	Marriott International Inc. Class A	65,085	9,856
	Dollar General Corp.	61,067	9,525
	Ford Motor Co.	934,365	8,690
*	O’Reilly Automotive Inc.	18,148	7,954
	VF Corp.	78,624	7,836
	Hilton Worldwide Holdings Inc.	67,676	7,506
	Yum! Brands Inc.	72,543	7,307
*	AutoZone Inc.	5,715	6,808
	eBay Inc.	183,449	6,624
	Aptiv plc	61,265	5,818
	Las Vegas Sands Corp.	81,149	5,603
	Royal Caribbean Cruises Ltd.	41,235	5,505
*	Dollar Tree Inc.	56,825	5,344
*	Chipotle Mexican Grill Inc. Class A	6,135	5,136
	Carnival Corp.	96,154	4,887
	Best Buy Co. Inc.	54,650	4,798
	DR Horton Inc.	80,515	4,247
	MGM Resorts International	123,705	4,116
	Genuine Parts Co.	34,889	3,706
	Lennar Corp. Class A	66,408	3,705
	Expedia Group Inc.	33,565	3,630
*	Ulta Beauty Inc.	13,732	3,476
	Tiffany & Co.	25,932	3,466
*	CarMax Inc.	39,501	3,463
	Garmin Ltd.	34,574	3,373
	Wynn Resorts Ltd.	23,215	3,224
	Hasbro Inc.	30,470	3,218
	Darden Restaurants Inc.	29,457	3,211
*	NVR Inc.	834	3,176
*	Norwegian Cruise Line Holdings Ltd.	50,948	2,976
	Advance Auto Parts Inc.	16,657	2,668
	Tractor Supply Co.	28,472	2,660
*	LKQ Corp.	73,701	2,631
	PulteGroup Inc.	61,103	2,371
	Whirlpool Corp.	15,126	2,232
	BorgWarner Inc.	49,420	2,144
*	Mohawk Industries Inc.	14,225	1,940
	Kohl’s Corp.	37,467	1,909
	PVH Corp.	17,743	1,866
	Tapestry Inc.	66,031	1,781
	Newell Brands Inc.	91,185	1,753
	Leggett & Platt Inc.	31,487	1,600
	Ralph Lauren Corp. Class A	11,900	1,395
*	Capri Holdings Ltd.	36,285	1,384
	Harley-Davidson Inc.	36,867	1,371
	Hanesbrands Inc.	86,582	1,286
	Macy’s Inc.	73,934	1,257
	H&R Block Inc.	46,949	1,102
	Nordstrom Inc.	25,631	1,049
	L Brands Inc.	55,576	1,007
*,^	Under Armour Inc. Class A	46,263	999
	Gap Inc.	50,910	900
*	Under Armour Inc. Class C	45,229	867
	Lennar Corp. Class B	1,030	46
			626,196
Consumer Staples (7.2%)
	Procter & Gamble Co.	598,253	74,722
	Coca-Cola Co.	925,112	51,205
	PepsiCo Inc.	334,534	45,721
	Walmart Inc.	340,295	40,441
	Philip Morris International Inc.	373,246	31,759
	Costco Wholesale Corp.	105,974	31,148
	Altria Group Inc.	448,148	22,367
	Mondelez International Inc. Class A	345,368	19,023
	Colgate-Palmolive Co.	205,612	14,154
	Kimberly-Clark Corp.	82,232	11,311
	Estee Lauder Cos. Inc. Class A	53,392	11,028
	Walgreens Boots Alliance Inc.	179,879	10,606
	Sysco Corp.	122,366	10,467
	General Mills Inc.	144,955	7,764
	Constellation Brands Inc. Class A	40,188	7,626
	Tyson Foods Inc. Class A	70,805	6,446
	Archer-Daniels-Midland Co.	133,597	6,192
*	Monster Beverage Corp.	91,595	5,821
	Kroger Co.	192,411	5,578
	Hershey Co.	35,580	5,230
	McCormick & Co. Inc.	29,648	5,032
	Kraft Heinz Co.	149,463	4,802
	Clorox Co.	30,111	4,623
	Church & Dwight Co. Inc.	58,915	4,144
	Kellogg Co.	59,649	4,125
	Conagra Brands Inc.	116,853	4,001
	Lamb Weston Holdings Inc.	35,105	3,020
	Hormel Foods Corp.	66,824	3,014
	Brown-Forman Corp. Class B	43,605	2,948
	JM Smucker Co.	27,417	2,855
	Molson Coors Brewing Co. Class B	44,960	2,423
	Campbell Soup Co.	40,424	1,998
	Coty Inc. Class A	70,883	797
			462,391
Energy (4.3%)
	Exxon Mobil Corp.	1,015,102	70,834
	Chevron Corp.	453,635	54,668
	ConocoPhillips	263,270	17,120
	Schlumberger Ltd.	332,214	13,355
	Phillips 66	106,608	11,877
	EOG Resources Inc.	139,601	11,693
	Kinder Morgan Inc.	467,361	9,894
	Marathon Petroleum Corp.	155,793	9,387
	Valero Energy Corp.	98,527	9,227
	Occidental Petroleum Corp.	214,354	8,834
	ONEOK Inc.	99,108	7,500
	Williams Cos. Inc.	290,862	6,899
	Pioneer Natural Resources Co.	39,752	6,017
	Halliburton Co.	210,696	5,156
	Concho Resources Inc.	48,270	4,227
	Hess Corp.	62,151	4,152
	Baker Hughes Co. Class A	155,953	3,997
	Diamondback Energy Inc.	38,675	3,591
	Noble Energy Inc.	114,490	2,844
	Marathon Oil Corp.	191,490	2,600
	Devon Energy Corp.	92,641	2,406
	National Oilwell Varco Inc.	92,356	2,314
	Apache Corp.	90,006	2,303
	TechnipFMC plc	100,593	2,157
	HollyFrontier Corp.	35,543	1,802

Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Cabot Oil & Gas Corp.	97,645	1,700
	Cimarex Energy Co.	24,374	1,279
	Helmerich & Payne Inc.	26,103	1,186
			279,019
Financials (12.9%)
	JPMorgan Chase & Co.	752,435	104,889
*	Berkshire Hathaway Inc. Class B	437,823	99,167
	Bank of America Corp.	1,942,181	68,404
	Wells Fargo & Co.	923,324	49,675
	Citigroup Inc.	523,776	41,844
	US Bancorp	340,918	20,213
	American Express Co.	160,955	20,037
	Truist Financial Corp.	321,697	18,118
	Goldman Sachs Group Inc.	76,459	17,580
	CME Group Inc.	85,964	17,255
	Chubb Ltd.	108,717	16,923
	PNC Financial Services Group Inc.	105,099	16,777
	S&P Global Inc.	58,624	16,007
	Morgan Stanley	295,128	15,087
	BlackRock Inc.	28,289	14,221
	Marsh & McLennan Cos. Inc.	121,057	13,487
	Charles Schwab Corp.	274,275	13,045
	Intercontinental Exchange Inc.	133,555	12,361
	Aon plc	56,158	11,697
	Capital One Financial Corp.	111,734	11,499
	American International Group Inc.	208,725	10,714
	Progressive Corp.	140,247	10,153
	Bank of New York Mellon Corp.	201,333	10,133
	MetLife Inc.	187,574	9,561
	Aflac Inc.	176,067	9,314
	Moody’s Corp.	38,947	9,246
	Prudential Financial Inc.	96,476	9,044
	Allstate Corp.	77,686	8,736
	Travelers Cos. Inc.	61,915	8,479
*	Berkshire Hathaway Inc. Class A	21	7,131
	State Street Corp.	87,241	6,901
	T. Rowe Price Group Inc.	56,043	6,828
	Discover Financial Services	75,182	6,377
	Willis Towers Watson plc	30,839	6,228
	Northern Trust Corp.	50,831	5,400
	M&T Bank Corp.	31,660	5,374
	MSCI Inc. Class A	20,336	5,250
	Hartford Financial Services Group Inc.	86,390	5,250
	Fifth Third Bancorp	170,283	5,235
	Synchrony Financial	142,636	5,136
	Ameriprise Financial Inc.	30,400	5,064
	KeyCorp	236,396	4,785
	First Republic Bank	40,416	4,747
	Arthur J Gallagher & Co.	44,695	4,256
	Citizens Financial Group Inc.	104,378	4,239
	Regions Financial Corp.	231,638	3,975
	Cincinnati Financial Corp.	36,489	3,837
	Huntington Bancshares Inc.	248,048	3,741
	MarketAxess Holdings Inc.	9,088	3,445
	Principal Financial Group Inc.	62,045	3,412
	Loews Corp.	61,390	3,222
	Cboe Global Markets Inc.	26,640	3,197
*	SVB Financial Group	12,394	3,111
	Nasdaq Inc.	27,580	2,954
	Lincoln National Corp.	47,637	2,811
	Everest Re Group Ltd.	9,808	2,715
	Raymond James Financial Inc.	29,688	2,656
	Globe Life Inc.	23,846	2,510
	Comerica Inc.	34,500	2,475
	E*TRADE Financial Corp.	54,349	2,466
	WR Berkley Corp.	34,736	2,400
	Zions Bancorp NA	40,798	2,118
	Assurant Inc.	14,586	1,912
	People’s United Financial Inc.	106,292	1,796
	Franklin Resources Inc.	66,742	1,734
	Invesco Ltd.	89,065	1,601
	Unum Group	49,546	1,445
			831,400
Health Care (14.1%)
	Johnson & Johnson	631,389	92,101
	UnitedHealth Group Inc.	227,287	66,818
	Merck & Co. Inc.	610,782	55,551
	Pfizer Inc.	1,327,673	52,018
	Abbott Laboratories	423,980	36,827
	Medtronic plc	321,536	36,478
	Bristol-Myers Squibb Co.	562,369	36,098
	Amgen Inc.	142,542	34,363
	AbbVie Inc.	354,771	31,411
	Thermo Fisher Scientific Inc.	96,195	31,251
	Eli Lilly & Co.	202,699	26,641
	Danaher Corp.	153,350	23,536
	CVS Health Corp.	312,110	23,187
	Gilead Sciences Inc.	303,516	19,722
	Anthem Inc.	60,831	18,373
	Cigna Corp.	89,588	18,320
	Becton Dickinson and Co.	64,882	17,646
*	Intuitive Surgical Inc.	27,726	16,390
	Stryker Corp.	77,237	16,215
	Zoetis Inc.	114,258	15,122
*	Boston Scientific Corp.	334,354	15,119
	Allergan plc	78,753	15,055
*	Vertex Pharmaceuticals Inc.	61,684	13,506
*	Biogen Inc.	43,289	12,845
*	Illumina Inc.	35,266	11,699
*	Edwards Lifesciences Corp.	50,030	11,671
	Humana Inc.	31,769	11,644
	Baxter International Inc.	122,469	10,241
	HCA Healthcare Inc.	63,476	9,382
	Zimmer Biomet Holdings Inc.	49,334	7,384
*	Regeneron Pharmaceuticals Inc.	19,163	7,195
*	IQVIA Holdings Inc.	43,289	6,689
	Agilent Technologies Inc.	74,258	6,335
*	Centene Corp.	99,274	6,241
	McKesson Corp.	43,230	5,980
*	Alexion Pharmaceuticals Inc.	53,090	5,742
	Cerner Corp.	75,351	5,530
*	IDEXX Laboratories Inc.	20,579	5,374
	ResMed Inc.	34,487	5,344
*	Align Technology Inc.	17,211	4,803
*	Mettler-Toledo International Inc.	5,836	4,630
	Teleflex Inc.	11,094	4,176
*	WellCare Health Plans Inc.	12,067	3,985
*	Laboratory Corp. of America Holdings	23,310	3,943
	Cooper Cos. Inc.	11,904	3,825
*	Incyte Corp.	42,929	3,749
*	Waters Corp.	15,472	3,615
	Cardinal Health Inc.	70,237	3,553
	Quest Diagnostics Inc.	32,348	3,454
*	Hologic Inc.	64,272	3,356
	STERIS plc	20,374	3,105
*	Varian Medical Systems Inc.	21,843	3,102
	AmerisourceBergen Corp. Class A	36,028	3,063
	Dentsply Sirona Inc.	53,455	3,025
	Universal Health Services Inc. Class B	19,248	2,761
	PerkinElmer Inc.	26,711	2,594
*	Mylan NV	123,531	2,483
*	Henry Schein Inc.	35,202	2,349
*	ABIOMED Inc.	10,806	1,843
	Perrigo Co. plc	32,577	1,683
*	DaVita Inc.	21,432	1,608
			911,749
Industrials (9.0%)
	Boeing Co.	128,265	41,784
	Honeywell International Inc.	171,403	30,338
	Union Pacific Corp.	166,545	30,110
	United Technologies Corp.	194,638	29,149
	3M Co.	137,967	24,340
	General Electric Co.	2,095,232	23,383
	Lockheed Martin Corp.	59,542	23,184
	United Parcel Service Inc. Class B	168,103	19,678
	Caterpillar Inc.	132,592	19,581
	Raytheon Co.	66,806	14,680
	CSX Corp.	186,562	13,500
	Deere & Co.	75,542	13,088
	Northrop Grumman Corp.	37,600	12,933
	Illinois Tool Works Inc.	70,161	12,603
	Norfolk Southern Corp.	62,555	12,144
	Emerson Electric Co.	146,140	11,145
	Waste Management Inc.	93,617	10,669
	L3Harris Technologies Inc.	53,029	10,493
	General Dynamics Corp.	56,225	9,915
	Eaton Corp. plc	99,169	9,393
	Roper Technologies Inc.	24,959	8,841
	FedEx Corp.	57,590	8,708
	Delta Air Lines Inc.	138,054	8,073
	Ingersoll-Rand plc	57,459	7,637
	Johnson Controls International plc	185,035	7,533
*	IHS Markit Ltd.	96,162	7,246
	TransDigm Group Inc.	11,946	6,690
	Cummins Inc.	36,747	6,576
	PACCAR Inc.	82,955	6,562
	Parker-Hannifin Corp.	30,820	6,343
	Southwest Airlines Co.	113,602	6,132
	Stanley Black & Decker Inc.	36,471	6,045
	Verisk Analytics Inc. Class A	39,311	5,871
	Rockwell Automation Inc.	27,721	5,618
	AMETEK Inc.	54,838	5,470
	Fortive Corp.	70,966	5,421
	Cintas Corp.	20,113	5,412
	Fastenal Co.	137,593	5,084
*	United Airlines Holdings Inc.	52,229	4,601
	Republic Services Inc. Class A	50,553	4,531
*	Copart Inc.	49,102	4,465
	Equifax Inc.	29,051	4,071
	Dover Corp.	34,891	4,021
	Kansas City Southern	23,807	3,646
	WW Grainger Inc.	10,459	3,541
	Xylem Inc.	43,256	3,408
	Westinghouse Air Brake Technologies Corp.	43,689	3,399
	Masco Corp.	68,235	3,275

Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Expeditors International of Washington Inc.	40,915	3,192
	IDEX Corp.	18,274	3,143
*	United Rentals Inc.	18,060	3,012
	Jacobs Engineering Group Inc.	32,573	2,926
	Old Dominion Freight Line Inc.	15,302	2,904
	Arconic Inc.	93,043	2,863
	Allegion plc	22,270	2,773
	American Airlines Group Inc.	93,752	2,689
	CH Robinson Worldwide Inc.	32,528	2,544
	Huntington Ingalls Industries Inc.	9,788	2,456
	Textron Inc.	54,744	2,442
	JB Hunt Transport Services Inc.	20,404	2,383
	Snap-on Inc.	13,135	2,225
	Fortune Brands Home & Security Inc.	33,475	2,187
	Alaska Air Group Inc.	29,477	1,997
	Pentair plc	40,215	1,845
	Robert Half International Inc.	28,132	1,776
	Nielsen Holdings plc	85,151	1,729
	AO Smith Corp.	32,910	1,568
	Flowserve Corp.	31,307	1,558
	Quanta Services Inc.	34,051	1,386
	Rollins Inc.	33,685	1,117
			581,045
Information Technology (23.1%)
	Apple Inc.	1,001,977	294,231
	Microsoft Corp.	1,830,140	288,613
	Visa Inc. Class A	410,650	77,161
	Mastercard Inc. Class A	212,955	63,586
	Intel Corp.	1,043,559	62,457
	Cisco Systems Inc.	1,017,763	48,812
*	Adobe Inc.	116,124	38,299
*	salesforce.com Inc.	212,786	34,607
	NVIDIA Corp.	146,818	34,546
	Accenture plc Class A	152,333	32,077
*	PayPal Holdings Inc.	281,686	30,470
	Broadcom Inc.	95,160	30,072
	Texas Instruments Inc.	224,242	28,768
	International Business Machines Corp.	212,466	28,479
	Oracle Corp.	519,725	27,535
	QUALCOMM Inc.	273,926	24,168
	Fidelity National Information Services Inc.	147,425	20,505
	Automatic Data Processing Inc.	103,785	17,695
	Intuit Inc.	62,442	16,355
*	Fiserv Inc.	136,995	15,841
*	Micron Technology Inc.	265,584	14,283
	Applied Materials Inc.	221,593	13,526
	Global Payments Inc.	72,083	13,159
*	ServiceNow Inc.	45,242	12,773
*	Advanced Micro Devices Inc.	267,151	12,252
	Analog Devices Inc.	88,346	10,499
	Lam Research Corp.	34,799	10,175
*	Autodesk Inc.	52,783	9,684
	Cognizant Technology Solutions Corp. Class A	131,352	8,146
	Amphenol Corp. Class A	71,110	7,696
	TE Connectivity Ltd.	80,249	7,691
	HP Inc.	355,478	7,305
	KLA Corp.	37,844	6,743
	Motorola Solutions Inc.	41,096	6,622
	Paychex Inc.	76,409	6,499
	Microchip Technology Inc.	57,326	6,003
*	FleetCor Technologies Inc.	20,816	5,989
	Xilinx Inc.	60,328	5,898
	Corning Inc.	184,537	5,372
*	ANSYS Inc.	20,533	5,285
*	Synopsys Inc.	36,091	5,024
	Skyworks Solutions Inc.	40,881	4,942
	CDW Corp.	34,476	4,925
	Hewlett Packard Enterprise Co.	310,513	4,925
*	VeriSign Inc.	24,794	4,777
*	Cadence Design Systems Inc.	67,224	4,663
*	Keysight Technologies Inc.	44,993	4,618
	Western Digital Corp.	71,388	4,531
	Maxim Integrated Products Inc.	64,963	3,996
*	Fortinet Inc.	34,063	3,637
	NortonLifeLock Inc.	137,740	3,515
	NetApp Inc.	54,830	3,413
	Broadridge Financial Solutions Inc.	27,543	3,403
*	Akamai Technologies Inc.	38,828	3,354
*	Gartner Inc.	21,496	3,313
	Seagate Technology plc	55,545	3,305
	Citrix Systems Inc.	29,409	3,261
*	Qorvo Inc.	27,923	3,245
*	Zebra Technologies Corp.	12,553	3,207
	Leidos Holdings Inc.	31,967	3,129
	Western Union Co.	100,812	2,700
	Jack Henry & Associates Inc.	18,501	2,695
*	Arista Networks Inc.	12,983	2,641
	DXC Technology Co.	61,270	2,303
*	F5 Networks Inc.	14,627	2,043
	Juniper Networks Inc.	80,114	1,973
	FLIR Systems Inc.	32,314	1,683
	Xerox Holdings Corp.	44,500	1,641
*	IPG Photonics Corp.	8,509	1,233
	Alliance Data Systems Corp.	9,809	1,101
			1,489,073
Materials (2.6%)
	Linde plc	128,862	27,435
	Air Products & Chemicals Inc.	52,876	12,425
	Ecolab Inc.	60,155	11,609
	Sherwin-Williams Co.	19,708	11,500
	DuPont de Nemours Inc.	177,749	11,412
	Dow Inc.	177,906	9,737
	Newmont Goldcorp Corp.	196,646	8,544
	PPG Industries Inc.	56,726	7,572
	LyondellBasell Industries NV Class A	61,602	5,820
	Corteva Inc.	179,713	5,312
	Ball Corp.	78,495	5,076
	Freeport-McMoRan Inc.	348,269	4,569
	Vulcan Materials Co.	31,715	4,567
	International Paper Co.	94,099	4,333
	Amcor plc	388,930	4,216
	Martin Marietta Materials Inc.	14,989	4,192
	Nucor Corp.	72,792	4,097
	Celanese Corp. Class A	29,027	3,574
	International Flavors & Fragrances Inc.	25,569	3,299
	FMC Corp.	31,145	3,109
	Westrock Co.	61,998	2,660
	Avery Dennison Corp.	20,017	2,619
	Eastman Chemical Co.	32,621	2,586
	Packaging Corp. of America	22,654	2,537
	CF Industries Holdings Inc.	52,302	2,497
	Albemarle Corp.	25,372	1,853
	Mosaic Co.	83,663	1,810
	Sealed Air Corp.	36,974	1,473
			170,433
Real Estate (2.9%)
	American Tower Corp.	106,260	24,421
	Crown Castle International Corp.	99,743	14,178
	Prologis Inc.	151,543	13,508
	Equinix Inc.	20,456	11,940
	Simon Property Group Inc.	73,636	10,969
	Welltower Inc.	97,336	7,960
	Public Storage	36,035	7,674
	AvalonBay Communities Inc.	33,496	7,024
	Equity Residential	83,726	6,775
	SBA Communications Corp. Class A	27,016	6,511
	Digital Realty Trust Inc.	50,075	5,996
	Realty Income Corp.	78,184	5,757
	Weyerhaeuser Co.	178,793	5,399
	Ventas Inc.	89,430	5,164
*	CBRE Group Inc. Class A	80,334	4,924
	Essex Property Trust Inc.	15,859	4,771
	Boston Properties Inc.	34,510	4,757
	Alexandria Real Estate Equities Inc.	27,646	4,467
	Healthpeak Properties Inc.	118,842	4,096
	Mid-America Apartment Communities Inc.	27,339	3,605
	UDR Inc.	70,406	3,288
	Extra Space Storage Inc.	31,120	3,287
	Host Hotels & Resorts Inc.	172,322	3,197
	Duke Realty Corp.	88,342	3,063
	Regency Centers Corp.	40,102	2,530
	Vornado Realty Trust	37,905	2,521
	Iron Mountain Inc.	69,123	2,203
	Federal Realty Investment Trust	16,806	2,163
	Kimco Realty Corp.	101,049	2,093
	Apartment Investment & Management Co.	35,620	1,840
	SL Green Realty Corp.	19,511	1,793
	Macerich Co.	1,770	48
			187,922
Utilities (3.3%)
	NextEra Energy Inc.	117,247	28,393
	Dominion Energy Inc.	197,439	16,352
	Southern Co.	251,561	16,024
	Duke Energy Corp.	174,914	15,954
	American Electric Power Co. Inc.	118,482	11,198
	Exelon Corp.	233,252	10,634
	Sempra Energy	67,616	10,242
	Xcel Energy Inc.	125,783	7,986
	Consolidated Edison Inc.	79,726	7,213
	Public Service Enterprise Group Inc.	121,309	7,163
	WEC Energy Group Inc.	75,645	6,977
	Eversource Energy	77,646	6,605
	Edison International	86,033	6,488
	FirstEnergy Corp.	129,604	6,299
	PPL Corp.	173,481	6,224
	DTE Energy Co.	46,078	5,984
	Entergy Corp.	47,760	5,722

Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	American Water Works Co. Inc.	43,374	5,328
	Ameren Corp.	59,075	4,537
	CMS Energy Corp.	68,142	4,282
	Evergy Inc.	54,752	3,564
	CenterPoint Energy Inc.	120,685	3,291
	Atmos Energy Corp.	28,687	3,209
	AES Corp.	159,530	3,175
	Alliant Energy Corp.	57,752	3,160
	NiSource Inc.	89,391	2,489
	Pinnacle West Capital Corp.	26,897	2,419
	NRG Energy Inc.	60,211	2,393
			213,305
Total Common Stocks (Cost $3,704,149)			6,419,625
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.8%)
2,3	Vanguard Market Liquidity Fund, 1.816%	477,431	47,748

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4	United States Treasury Bill, 1.546%, 3/26/20	1,000	996
4	United States Treasury Bill, 1.527%–1.541%, 4/30/20	1,470	1,463
			2,459
Total Temporary Cash Investments (Cost $50,210)			50,207
Total Investments (100.2%) (Cost $3,754,359)			6,469,832

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	280
Receivables for Investment Securities Sold	37
Receivables for Accrued Income	6,569
Receivables for Capital Shares Issued	511
Variation Margin Receivable—Futures Contracts	94
Total Other Assets	7,491
Liabilities
Payables for Investment Securities Purchased	(15,083)
Collateral for Securities on Loan	(264)
Payables for Capital Shares Redeemed	(1,992)
Payables to Vanguard	(1,966)
Total Liabilities	(19,305)
Net Assets (100%)
Applicable to 135,394,379 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,458,018
Net Asset Value Per Share	$47.70

At December 31, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	3,511,475
Total Distributable Earnings (Loss)	2,946,543
Net Assets	6,458,018

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $259,000.
1	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2	Collateral of $264,000 was received for securities on loan.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Securities with a value of $1,549,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2020	243		39,258	596

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Dividends	114,609
Interest[1]	618
Securities Lending—Net	84
Total Income	115,311
Expenses
The Vanguard Group—Note B
Investment Advisory Services	854
Management and Administrative	6,511
Marketing and Distribution	525
Custodian Fees	21
Auditing Fees	75
Shareholders’ Reports	41
Trustees’ Fees and Expenses	3
Total Expenses	8,030
Net Investment Income	107,281
Realized Net Gain (Loss)
Investment Securities Sold[1]	124,531
Futures Contracts	7,573
Realized Net Gain (Loss)	132,104
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,295,700
Futures Contracts	296
Change in Unrealized Appreciation (Depreciation)	1,295,996
Net Increase (Decrease) in Net Assets Resulting from Operations	1,535,381

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $582,000, ($2,000), and ($4,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	107,281	103,632
Realized Net Gain (Loss)	132,104	138,799
Change in Unrealized Appreciation (Depreciation)	1,295,996	(473,810)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,535,381	(231,379)
Distributions
Net Investment Income	(107,141)	(88,315)
Realized Capital Gain[1]	(140,285)	(85,966)
Total Distributions	(247,426)	(174,281)
Capital Share Transactions
Issued	584,985	560,449
Issued in Lieu of Cash Distributions	247,426	174,281
Redeemed	(596,018)	(573,178)
Net Increase (Decrease) from Capital Share Transactions	236,393	161,552
Total Increase (Decrease)	1,524,348	(244,108)
Net Assets
Beginning of Period	4,933,670	5,177,778
End of Period	6,458,018	4,933,670

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $347,000 and $2,110,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$38.03	$41.17	$35.63	$33.25	$34.44
Investment Operations
Net Investment Income	.805[1]	.804[1]	.699[1]	.704	.759[2]
Net Realized and Unrealized Gain (Loss) on Investments	10.791	(2.556)	6.734	3.055	(.338)
Total from Investment Operations	11.596	(1.752)	7.433	3.759	.421
Distributions
Dividends from Net Investment Income	(.834)	(.703)	(.699)	(.759)	(.569)
Distributions from Realized Capital Gains	(1.092)	(.685)	(1.194)	(.620)	(1.042)
Total Distributions	(1.926)	(1.388)	(1.893)	(1.379)	(1.611)
Net Asset Value, End of Period	$47.70	$38.03	$41.17	$35.63	$33.25

Total Return	31.30%	-4.51%	21.66%	11.81%	1.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,458	$4,934	$5,178	$4,329	$3,985
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.87%	1.94%	1.85%	2.08%	2.31%[2]
Portfolio Turnover Rate	4%	5%	5%	7%	4%

1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.13 and 0.35%, respectively, resulting from a special dividend from Medtronic plc in January 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Notes to Financial Statements

The Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.       The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2019, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0%, respectively, of net assets, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties.

Equity Index Portfolio

The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.       In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2019, the portfolio had contributed to Vanguard capital in the amount of $280,000, representing less than 0.01% of the portfolio’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.       Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Equity Index Portfolio

The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,419,625	—	—
Temporary Cash Investments	47,748	2,459	—
Futures Contracts—Assets[1]	94	—	—
Total	6,467,467	2,459	—

1 Represents variation margin on the last day of the reporting period.

D.       Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	105,297
Undistributed Long-Term Gains	127,272
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	2,715,473

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,754,359
Gross Unrealized Appreciation	3,036,531
Gross Unrealized Depreciation	(321,058)
Net Unrealized Appreciation (Depreciation)	2,715,473

E.       During the year ended December 31, 2019, the portfolio purchased $335,753,000 of investment securities and sold $242,628,000 of investment securities, other than temporary cash investments.

F.       Capital shares issued and redeemed were:

	Year Ended December 31,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	13,588	13,586
Issued in Lieu of Cash Distributions	6,019	4,242
Redeemed	(13,957)	(13,844)
Net Increase (Decrease) in Shares Outstanding	5,650	3,984

At December 31, 2019, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Total Stock Market Index Portfolio), were each the record or beneficial owner of 25% or more of the portfolio’s net assets, with a combined ownership of 63%. If any of these shareholders were to redeem their investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.

G.       Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Equity Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for corporate shareholders only for Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $139,938,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 95.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Equity Index Portfolio

The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s®, and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Equity Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard Equity Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Equity Index Portfolio particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard Equity Index Portfolio. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Equity Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Equity Index Portfolio or the timing of the issuance or sale of Vanguard Equity Index Portfolio or in the determination or calculation of the equation by which Vanguard Equity Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Equity Index Portfolio. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE VANGUARD EQUITY INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019– present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation. Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800 - 662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

CFA® is a trademark owned by CFA Institute.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q690 022020

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)        Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended December 31, 2019: $569,000
Fiscal Year Ended December 31, 2018: $588,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2019: $9,568,215
Fiscal Year Ended December 31, 2018: $9,734,277

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended December 31, 2019: $3,012,031
Fiscal Year Ended December 31, 2018: $5,581,336

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended December 31, 2019: $357,238
Fiscal Year Ended December 31, 2018: $347,985

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended December 31, 2019: $0
Fiscal Year Ended December 31, 2018: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2019: $357,238
Fiscal Year Ended December 31, 2018: $347,985

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: February 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: February 19, 2020

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: February 19, 2020

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see file Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see file Number 811-02554), Incorporated by Reference.